UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-10385

Pacific Funds Series Trust (formerly called Pacific Life Funds)

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

                                 Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President and General Counsel of Pacific Funds Series Trust

700 Newport Center Drive, P.O. Box 9000

                                  Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code:        949-219-6767

Date of fiscal year end:   March 31

Date of reporting period:  March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270 30e-1).

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2015

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds”

(formerly named Pacific Life Funds) or the “Trust”.

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Annual Report dated March 31, 2015 for Pacific Funds Series Trust (“Pacific Funds” or the “Trust”). Pacific Funds is comprised of 34 funds, 12 of which are included in this report (each individually, a “fund” and collectively, the “funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as Adviser to the funds, manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth funds (Portfolio Optimization Funds) and Pacific FundsSM Diversified Alternatives. Each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives is an asset allocation “fund of funds” and invests in certain other funds (PF Underlying Funds) of the Trust. PLFA supervises the management of the PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives and are included in a separate PF Underlying Funds Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PF Underlying Funds’ Annual Report. PLFA also does business under the name “Pacific Asset Management” and manages Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM Limited Duration High Income, and Pacific FundsSM High Income under that name. The Adviser and Pacific Asset Management and their funds as of March 31, 2015 are listed below:

Manager	Fund	Page Number
Pacific Life Fund Advisors LLC (PLFA)	Pacific FundsSM Portfolio Optimization Conservative (formerly named PL Portfolio Optimization Conservative)	A-5
	Pacific FundsSM Portfolio Optimization Moderate-Conservative (formerly named PL Portfolio Optimization Moderate-Conservative)	A-7
	Pacific FundsSM Portfolio Optimization Moderate (formerly named PL Portfolio Optimization Moderate)	A-9
	Pacific FundsSM Portfolio Optimization Growth (formerly named PL Portfolio Optimization Moderate-Aggressive)	A-11
	Pacific FundsSM Portfolio Optimization Aggressive-Growth (formerly named PL Portfolio Optimization Aggressive)	A-13
	Pacific FundsSM Diversified Alternatives (formerly named PL Diversified Alternatives)	A-14
Pacific Asset Management	Pacific FundsSM Short Duration Income (formerly named PL Short Duration Bond)	A-15
	Pacific FundsSM Core Income (formerly named PL Income)	A-16
	Pacific FundsSM Strategic Income (formerly named PL Strategic Income)	A-17
	Pacific FundsSM Floating Rate Income (formerly named PL Floating Rate Income)	A-18
	Pacific FundsSM Limited Duration High Income (formerly named PL Limited Duration High Income)	A-19
	Pacific FundsSM High Income (formerly named PL High Income)	A-20

We appreciate your confidence in the Trust and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Funds Series Trust	Pacific Funds Series Trust

A-1

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The net asset value (NAV) of a fund changes as the value of its assets go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a fund’s target asset class allocations change.

PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended March 31, 2015. PLFA does business under the name “Pacific Asset Management” and manages the Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, Pacific Funds High Income funds under that name.

All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser and Pacific Asset Management disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the Adviser or Pacific Asset Management. The Adviser and Pacific Asset Management may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or Pacific Asset Management believe to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2015)

Executive Summary

Over the reporting period, markets around the world began to diverge as major central banks veered in different paths. The Federal Reserve (Fed) led by the newly appointed Chairperson, Janet Yellen, continued to unwind its third quantitative easing program (QE3) and finally ended the bond-buying stimulus program in the fourth quarter of 2014. The Fed opted to end QE3 based on signs of stabilizing economic growth, improving employment conditions, and contained inflation expectations.

While economic fundamentals seemed relatively upbeat in the U.S., many other nations did not share in America’s good fortunes. The European Central Bank (ECB) and the Bank of Japan (BoJ) continued to aggressively provide stimulus to boost the recovery of their struggling economies. Over the summer of 2014, the ECB lowered the deposit rate for banks into negative territory for the first time. This effectively penalized banks for keeping funds with the ECB and thus, incentivized them to lend to each other so that capital would eventually flow throughout the economy. The BoJ also stepped up its commitment to boost the economy through Japanese bond and stock purchases to channel cash into the markets. Additional Japanese policies sought to further depreciate the yen in an attempt to boost exports.

Emerging market countries faced numerous challenges throughout the reporting period. Several Asian countries felt the squeeze from the weakening yen, which gave an advantage to Japanese exporters at the expense of other Asian exporters. Looking eastward, Russia felt the most pressure throughout the reporting period, starting with its altercations with Ukraine that led to increased international sanctions. Subsequently, oil prices plunged as supply started outstripping demand in large part due to the shale boom in the U.S. Since Russia’s economy depends on energy revenue, tumbling oil prices had devastating effects and led to the collapse of the ruble. Low oil prices also affected other emerging market economies. Net energy exporting countries in Latin America suffered heavily as oil lost approximately half its value over the second half of 2014.

In general, these global developments fueled the supranormal U.S. dollar rally over the second half of 2014. Tensions and negative economic developments outside the U.S. led to further downward pressure on foreign investments, while domestic assets appreciated due to a healthier U.S. economy. Improving economic growth and hiring activity in the U.S. helped shelter domestic markets from problems around the world. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

See benchmark definitions on page A-21

A-2

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Fixed Income

Bond yields fell despite the Fed reducing its bond purchases, which would typically be expected to have downward pressure on bond prices and push up interest rates. The yield on the 10-year Treasury started the reporting period at 2.72% and finished at 1.97%. Low inflationary expectations contributed to falling yields as inflation remained tame in the U.S. while Europe and Japan confronted deflationary conditions. Furthermore, nominal yields on German bunds and Japanese bonds remained well below those of comparable Treasury bonds. This made Treasuries more attractive on a relative basis, which further contributed to falling interest rates. Other factors that further reduced Treasury yields included geopolitical tensions in Ukraine and the Middle East that led investors to seek safe haven assets like U.S. Treasury bonds.

For the reporting period, the broad fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) gained 5.72%. Long-term Treasuries were among the top performers within the fixed income market as they benefited from investors seeking safety and yield. The investment-grade credit category also delivered solid gains and outperformed the high yield group over the reporting period. A sizable portion of high yield issuers is in energy-related industries; and thus, they were negatively affected by the slump in oil prices. The emerging markets debt category had mixed results. U.S. dollar-denominated emerging markets debt performed well. On the other hand, local currency-denominated instruments were negatively affected by the surge in the U.S. dollar and faced losses over the reporting period. The Treasury Inflation-Protected Securities (TIPS) category earned modest gains but underperformed the broad fixed income market due to low inflation expectations. Short duration bonds (e.g. short-term credit and bank loans) have less sensitivity to interest rates; therefore, they did not benefit from falling yields and lagged the broad fixed income market.

Domestic Equity

The U.S. equity market had its sixth consecutive positive calendar year performance, and the S&P 500 Index returned 12.73% over the reporting period. The broad domestic equity market generally maintained its upward momentum. Large- and mid-capitalization stocks outperformed small-capitalization stocks. From a valuation perspective, small-capitalization stocks were relatively overvalued compared to their larger counterparts. With respect to style, growth outpaced value. Over the reporting period, healthy mergers & acquisitions (M&A) activity helped several sectors, particularly health care. Responses to the Affordable Care Act primarily fueled the M&A activity in the sector as industry participants resorted to consolidation to help offset the expense of covering and treating the increase in insured patients. Real estate investment trusts (REITs), which tend to have relatively high dividend payouts, also performed very well. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index surged 23.95% over the reporting period. On the other end of the spectrum, the energy sector was the only sector to have losses over the reporting period, which was driven by plunging oil prices.

International Equity

The foreign equity market struggled over the reporting period as several key central banks tried to stave off further economic woes while other nations struggled with geopolitical issues and/or crashing oil prices. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned -0.92% and 0.44%, respectively. Actions by the BoJ helped lift Japanese stocks higher, which primarily contributed to the performance of the MSCI EAFE Index. However, the United Kingdom (U.K.) offset much of that contribution. Regarding the U.K., approximately one-quarter of its companies represented in the MSCI EAFE Index are linked to commodities. Commodities, especially energy, experienced a sharp decline over the reporting period. A slowdown in China and other parts of the world, as well as an excess supply of oil, contributed to falling commodity prices. Among the countries represented in the MSCI Emerging Markets Index, Russia, South Korea and Brazil were the top detractors from performance. Russia and Brazil felt the pain caused by the impact of falling commodities; whereas, South Korea was hurt by the softer demand from China and a weaker yen, which made Japanese goods relatively cheaper than Korean goods. While the Chinese economy has been decelerating, a flood of credit jolted its equity market higher, which offset some of the detractors.

Commodities

The global slowdown created a challenging condition for commodities over the reporting period. Among the various commodity groups, the energy category experienced the deepest hardship, losing nearly half its value over the reporting period. A global reduction in demand in conjunction with an oversupply of oil contributed to slumping energy prices. Although the metals category (which includes precious and industrial metals) had moderately negative returns, they fared better than other major commodity categories. Nevertheless, precious metals fell as the U.S. dollar rallied sharply over the second half of 2014.

Concluding Remarks

The Fed is expected to begin hiking rates in the second half of 2015, as the U.S. economy remains relatively healthy. It should be noted that equity markets typically have not experienced a correction during the earlier stage of monetary tightening. This is generally due to central banks raising rates when their respective economies are doing well. Sound economic conditions and a revival in M&A activity should help the domestic equity market stay afloat. Valuations of domestic equities may appear relatively elevated, but they are not at bubble levels as seen during the “tech boom” period. Current valuations may be justified by solid earnings as well as low inflation and interest rates (i.e. cost of capital). Stable economic conditions should also keep default levels benign, which justify tighter bond spreads. However, energy and related sectors may continue to face challenges if oil prices fall further or remain stagnant.

Overseas, the ECB and BoJ are anticipated to either continue or expand their quantitative easing programs. These efforts may improve their respective economic growth potential and boost their equity markets. Reviving economic growth should translate into improvements in earnings, which have lagged in recent periods. The divergence in monetary policies between the U.S. and many other major nations may also keep the U.S. dollar at elevated levels. This may benefit those that export to the U.S. since their goods and services will be relatively cheaper.

See benchmark definitions on page A-21

A-3

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Continued deceleration of growth in China will likely affect several developing nations that have depended on its rapid expansion. In the past, Chinese regulators have responded to signs of a slowdown by implementing various stimulus plans to rejuvenate the economy. Recently, China has been the driving force behind the Asian Infrastructure Investment Bank (AIIB). While this entity could stimulate infrastructure development and complement China’s New Silk Road initiative, much of these efforts are still in very early stages with many challenges ahead, and are unlikely to have an immediate impact on economic activity. China’s New Silk Road envisions a region where currency exchanges are fluid and easy, a kind of economic trade route that will represent China’s visions for an interdependent economic and political community stretching from East Asia to Western Europe.

Global financial markets will continue to face hurdles and deal with uncertainties of geopolitical risks. Europe continues to deal with a potential ousting of Greece from the European Union, which could elevate short-term volatility. Additionally, the energy sector continues to deal with a supply glut that has suppressed oil prices. This helps oil consumers but hurts producers. Despite many of these risks, there are potential opportunities to monitor and seek to capitalize down the road.

Performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives

The performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are composites of the performance of each of the PF Underlying Funds in which each invests (which may include bonds, domestic and/or international equities). The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are compared to a single broad-based industry index; however, because these funds are a composite of various asset classes, there is no one broad-based industry index to use as a complete comparison with these funds. To assist in performance comparisons, composite benchmarks were constructed for the Portfolio Optimization Funds. Each composite benchmark is comprised of up to four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for Portfolio Optimization Funds. However, the actual allocations of any Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. Pacific Funds Diversified Alternatives does not have a composite benchmark. The one-year performance for these broad-based indices is shown in the following table.

Broad Based Indices	One Year Performance (as of 3-31-15)
S&P 500 Index (U.S. Stocks)	12.73%
Morgan Stanley Capital International (MSCI) EAFE Index (Net) (International Stocks)	(0.92%	)
Barclays U.S. Aggregate Bond Index (Fixed Income)	5.72%
BofA Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	0.03%

See benchmark definitions on page A-21

A-4

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned 3.71%, compared to a 5.72% return for the Barclays U.S. Aggregate Bond Index, and a 6.07% return for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year period ended March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	3.71%		4.87%	4.81%
Fund’s Class A with maximum sales charge	(2.01%	)	3.69%	4.22%
Fund’s Class B without sales charge	3.00%		4.13%	4.26%
Fund’s Class B with maximum sales charge	(1.96%	)	3.79%	4.26%
Fund’s Class C without sales charge	3.09%		4.15%	4.13%
Fund’s Class C with maximum sales charge	2.10%		4.15%	4.13%
Barclays U.S. Aggregate Bond Index	5.72%		4.41%	4.93%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	6.07%		5.83%	5.32%

	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	3.48%		4.62%	4.63%
Barclays U.S. Aggregate Bond Index	5.72%		4.41%	4.94%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	6.07%		5.83%	5.28%

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	4.01%	3.53%
Barclays U.S. Aggregate Bond Index	5.72%	2.41%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	6.07%	5.22%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See benchmark definitions on page A-21

A-5

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark. The fund was primarily comprised of various fixed income strategies, with a small allocation to equity and alternative funds, during the reporting period. Fixed income investments included PF Underlying Funds comprised of intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. The equity segment mainly encompassed domestic and foreign large-capitalization funds. Alternatives included two absolute return strategies and a precious metals fund.

From the broad asset class perspective, the fund’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index and was the primary detractor from performance. The domestic equity group underperformed the S&P 500 Index, while the international equity group was in-line with MSCI EAFE Index. The alternative funds had mixed results and detracted from performance as a group.

With interest rates falling, short duration bonds struggled over the reporting period. Among the underlying fixed income holdings of the fund, the PF Short Duration Bond Fund was one of the largest detractors. The PF Emerging Markets Debt Fund also dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the conflict between the two countries continued. The surging U.S. dollar also negatively affected the fund’s local currency-denominated holdings. On the other hand, the PF Managed Bond Fund contributed positively to performance. The co-sub-advised fund benefited from duration positioning in Western Asset Management Company’s (“Western Asset”) portion of the fund.

Among the fund’s domestic equities group, growth strategies generally fared better than their value counterparts. Exposure to large-capitalization value funds (i.e. PF Comstock and PF Large-Cap Value Funds) were among the primary detractors within the domestic equity group. Within the foreign equity group, the PF International Large-Cap Fund outperformed the MSCI EAFE Index, but its contribution was offset by the underperformance that stemmed from the PF International Value Fund.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. The PF Global Absolute Return Fund contributed to performance as several of the strategy’s short and long positions benefited from geopolitical events as well as divergent actions taken by various central banks around the globe. The PF Currency Strategies Fund also earned positive returns over the reporting period. However, the PF Precious Metals Fund struggled as the U.S. dollar rallied and inflationary expectations fell.

See benchmark definitions on page A-21

A-6

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned 4.69%, compared to a 5.72% return for the Barclays U.S. Aggregate Bond Index, and a 6.91% return for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year period ended March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	4.69%		6.26%	5.33%
Fund’s Class A with maximum sales charge	(1.09%	)	5.07%	4.74%
Fund’s Class B without sales charge	3.91%		5.52%	4.77%
Fund’s Class B with maximum sales charge	(1.10%	)	5.20%	4.77%
Fund’s Class C without sales charge	3.93%		5.52%	4.63%
Fund’s Class C with maximum sales charge	2.93%		5.52%	4.63%
Barclays U.S. Aggregate Bond Index	5.72%		4.41%	4.93%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	6.91%		7.55%	5.98%

	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	4.43%		6.00%	5.01%
Barclays U.S. Aggregate Bond Index	5.72%		4.41%	4.94%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	6.91%		7.55%	5.88%

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	4.89%	6.18%
Barclays U.S. Aggregate Bond Index	5.72%	2.41%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	6.91%	8.28%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See benchmark definitions on page A-21

A-7

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. The fund maintained a diversified allocation mix that was modestly tilted toward fixed income during the reporting period. Fixed income investments included PF Underlying Funds that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). Alternatives included two absolute return strategies and a precious metals fund.

From the broad asset class perspective, the fund’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index and was the primary detractor from performance. The domestic equity group underperformed the S&P 500 Index, while the international equity group contributed to performance. The alternative funds had mixed results over the reporting period.

With interest rates falling, short duration bonds struggled over the reporting period. Among the underlying fixed income holdings of the fund, the PF Short Duration Bond Fund was one of the largest detractors. The PF Emerging Markets Debt Fund also dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the conflict between the two countries continued. The surging U.S. dollar also negatively affected the fund’s local currency-denominated holdings. On the other hand, the PF Managed Bond Fund contributed positively to performance. The co-sub-advised fund benefited from duration positioning in Western Asset’s portion of the fund.

Among the fund’s domestic equities group, growth strategies generally fared better than their value counterparts. Exposure to large-capitalization value funds (i.e. PF Comstock and PF Large-Cap Value Funds) were among the primary detractors within the domestic equity group. Within the foreign equity group, the PF International Large-Cap Fund outperformed the MSCI EAFE Index, but its contribution was offset by the underperformance that stemmed from the PF International Value Fund. The PF International Small-Cap Fund performed well and helped returns.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. The PF Global Absolute Return Fund contributed to performance as several of the strategy’s short and long positions benefited from geopolitical events as well as divergent actions taken by various central banks around the globe. The PF Currency Strategies Fund also earned positive returns over the reporting period. However, the PF Precious Metals Fund struggled as the U.S. dollar rallied and inflationary expectations fell.

See benchmark definitions on page A-21

A-8

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned 5.30%, compared to a 12.73% return for the S&P 500 Index, and a 7.79% return for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year period ended March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	5.30%		7.79%	6.05%
Fund’s Class A with maximum sales charge	(0.47%	)	6.57%	5.45%
Fund’s Class B without sales charge	4.49%		7.03%	5.49%
Fund’s Class B with maximum sales charge	(0.51%	)	6.73%	5.49%
Fund’s Class C without sales charge	4.51%		7.04%	5.35%
Fund’s Class C with maximum sales charge	3.51%		7.04%	5.35%
S&P 500 Index	12.73%		14.47%	8.01%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	7.79%		9.24%	6.58%

	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	5.00%		7.54%	5.59%
S&P 500 Index	12.73%		14.47%	7.89%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	7.79%		9.24%	6.42%

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	5.54%	8.75%
S&P 500 Index	12.73%	20.48%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	7.79%	11.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See benchmark definitions on page A-21

A-9

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. The fund maintained a mix of equity and fixed income funds. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. Alternatives consisted of two absolute return strategies and a precious metals fund.

From the broad asset class perspective, the domestic equity group underperformed the S&P 500 Index, while the international equity group was roughly in-line with the MSCI EAFE Index. The fund’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index and detracted from performance. The alternative funds had mixed results but detracted from the performance overall.

Among the fund’s domestic equities group, growth strategies generally fared better than their value counterparts. Exposure to large-capitalization value funds (i.e. PF Comstock and PF Large-Cap Value Funds) were among the primary detractors within the domestic equity group. Within the foreign equity group, the PF International Large-Cap Fund outperformed the MSCI EAFE Index, but its contribution was offset by the underperformance that stemmed from the PF International Value and PF Emerging Markets Funds. The PF International Small-Cap Fund performed well and helped returns.

With interest rates falling, short duration bonds struggled over the reporting period. Among the underlying fixed income holdings of the fund, the PF Short Duration Bond Fund was among the top detractors. The PF Emerging Markets Debt Fund also dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the conflict between the two countries continued. The surging U.S. dollar also negatively affected the fund’s local currency-denominated holdings. On the other hand, the PF Managed Bond Fund contributed positively to performance. The co-sub-advised fund benefited from duration positioning in Western Asset’s portion of the fund.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. The PF Global Absolute Return Fund contributed to performance as several of the strategy’s short and long positions benefited from geopolitical events as well as divergent actions taken by various central banks around the globe. The PF Currency Strategies Fund also earned positive returns over the reporting period. However, the PF Precious Metals Fund struggled as the U.S. dollar rallied and inflationary expectations fell.

See benchmark definitions on page A-21

A-10

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned 6.36%, compared to a 12.73% return for the S&P 500 Index, and a 8.58% return for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year period ended March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	6.36%	9.03%	6.26%
Fund’s Class A with maximum sales charge	0.50%	7.81%	5.66%
Fund’s Class B without sales charge	5.61%	8.31%	5.71%
Fund’s Class B with maximum sales charge	0.61%	8.02%	5.71%
Fund’s Class C without sales charge	5.59%	8.32%	5.57%
Fund’s Class C with maximum sales charge	4.59%	8.32%	5.57%
S&P 500 Index	12.73%	14.47%	8.01%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	8.58%	10.77%	6.97%

	1 Year	5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	6.10%	8.76%	5.72%
S&P 500 Index	12.73%	14.47%	7.89%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	8.58%	10.77%	6.76%

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	6.61%	11.47%
S&P 500 Index	12.73%	20.48%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	8.58%	14.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See benchmark definitions on page A-21

A-11

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. The fund maintained a diversified allocation mix that was tilted toward equity. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds as well as specific strategies such as short duration, inflation-protected bonds and emerging markets bonds. Alternatives included two absolute return strategies and a precious metals fund.

From the broad asset class perspective, the domestic equity group underperformed the S&P 500 Index, while the international equity group was roughly in-line with the MSCI EAFE Index. The fund’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index and modestly detracted from performance. The alternative funds had mixed results and modestly detracted from performance as a group.

Among the fund’s domestic equities group, growth strategies generally fared better than their value counterparts. Exposure to large-capitalization value funds (i.e. PF Comstock and PF Large-Cap Value Funds) were among the primary detractors within the domestic equity group. Within the foreign equity group, the PF International Large-Cap Fund outperformed the MSCI EAFE Index, but its contribution was offset by the underperformance that stemmed from the PF International Value and PF Emerging Markets Funds. The PF International Small-Cap Fund performed well and helped returns.

With interest rates falling, short duration bonds struggled over the reporting period and the PF Short Duration Bond Fund detracted from performance. The PF Emerging Markets Debt Fund also dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the conflict between the two countries continued. The surging U.S. dollar also negatively affected the fund’s local currency-denominated holdings. On the other hand, the PF Managed Bond Fund contributed positively to performance. The co-sub-advised fund benefited from duration positioning in Western Asset’s portion of the fund.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. The PF Global Absolute Return Fund contributed to performance as several of the strategy’s short and long positions benefited from geopolitical events as well as divergent actions taken by various central banks around the globe. The PF Currency Strategies Fund also earned positive returns over the reporting period. However, the PF Precious Metals Fund struggled as the U.S. dollar rallied and inflationary expectations fell.

See benchmark definitions on page A-21

A-12

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned 6.18%, compared to a 12.73% return for the S&P 500 Index, and a 8.56% return for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmarks for the ten-year period ended March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	6.18%	9.29%	6.10%
Fund’s Class A with maximum sales charge	0.32%	8.06%	5.50%
Fund’s Class B without sales charge	5.55%	8.70%	5.56%
Fund’s Class B with maximum sales charge	0.55%	8.41%	5.56%
Fund’s Class C without sales charge	5.54%	8.70%	5.45%
Fund’s Class C with maximum sales charge	4.54%	8.70%	5.45%
S&P 500 Index	12.73%	14.47%	8.01%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	8.56%	11.32%	6.82%

	1 Year	5 Years	Since Inception (9/30/05)
Fund’s Class R without sales charge	5.94%	9.09%	5.45%
S&P 500 Index	12.73%	14.47%	7.89%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	8.56%	11.32%	6.56%

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	6.50%	12.53%
S&P 500 Index	12.73%	20.48%
Pacific Funds Portfolio Optimization Aggressive- Growth Composite Benchmark	8.56%	15.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See benchmark definitions on page A-21

A-13

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A underperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark. The fund was primarily allocated to domestic and international equity funds that are diversified across style (growth/value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks). The fund also maintained exposure to select sectors, such as publicly traded REITs, as well as a small allocation to intermediate-term fixed income securities. Alternatives included two absolute return strategies and a precious metals fund.

From the broad asset class perspective, the domestic equity group underperformed the S&P 500 Index, while the international equity group was relatively mixed. The fund’s fixed income group underperformed the Barclays U.S. Aggregate Bond Index and modestly detracted from performance. The alternative funds had mixed results and detracted from performance as a group.

Among the fund’s domestic equities group, growth strategies generally fared better than their value counterparts. Exposure to large-capitalization value funds (i.e. PF Comstock and PF Large-Cap Value Funds) were among the primary detractors within the domestic equity group. The PF Mid-Cap Equity Fund lagged behind its respective benchmark and hurt performance. On the other hand, the allocation to the PF Real Estate Fund added to performance. Within the foreign equity group, the PF International Large-Cap Fund outperformed the MSCI EAFE Index, but its contribution was offset by the underperformance that stemmed from the PF International Value and PF Emerging Markets Funds. The PF International Small-Cap Fund performed well and helped returns.

Among the fixed income funds, the PF Emerging Markets Debt Fund primarily dragged performance. Its allocation and security selection in Russia and Ukraine was unfavorable as the conflict between the two countries continued. The surging U.S. dollar also negatively affected the fund’s local currency-denominated holdings. On the other hand, the PF Managed Bond Fund contributed positively to performance. The co-sub-advised fund benefited from duration positioning in Western Asset’s portion of the fund.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had varying impacts on performance. The PF Global Absolute Return Fund contributed to performance as several of the strategy’s short and long positions benefited from geopolitical events as well as divergent actions taken by various central banks around the globe. The PF Currency Strategies Fund also earned positive returns over the reporting period. However, the PF Precious Metals Fund struggled as the U.S. dollar rallied and inflationary expectations fell.

Pacific Funds Diversified Alternatives (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Diversified Alternatives’ Class A (without sales charge) returned 3.19%, compared to a 0.02% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the fund to its benchmark for the period from inception through March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		Since Inception (12/31/13)
Fund’s Class A without sales charge	3.19%		2.47%
Fund’s Class A with maximum sales charge	(2.47%	)	(2.06%	)
Fund’s Class C without sales charge	2.39%		1.67%
Fund’s Class C with maximum sales charge	1.40%		1.67%
Fund’s Advisor Class without sales charge	3.37%		2.61%
Citigroup 1-Month U.S. T-Bill Index	0.02%		0.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

See benchmark definitions on page A-21

A-14

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class A outperformed the benchmark. The fund was primarily comprised of PF Underlying Funds that invest in various non-traditional asset classes and investment strategies. The allocations include precious metals equities, currencies, and global absolute return strategies. The fund also maintained exposure to inflation-protected bonds, floating rate loan, real estate, emerging markets equity and emerging markets debt strategies.

The fund’s allocations to the PF Global Absolute Return, PF Currency Strategies, and PF Real Estate Fund were the top contributors to the fund’s performance. The PF Global Absolute Return and the PF Currency Strategies Funds’ short and long positions benefited from geopolitical events as well as divergent actions taken by various central banks around the globe. REITs continued to perform well as investors sought yields in the falling interest rate environment.

Among the detractors over the reporting period, the PF Precious Metals Fund primarily held back performance. The PF Precious Metals Fund invests primarily in gold mining stocks, which tend to be sensitive to movements in gold prices. Over the reporting period, gold prices fell as the U.S. dollar continued to appreciate and inflationary expectations were contained. Both PF Emerging Markets and PF Emerging Markets Debt Funds also suppressed fund performance as many developing regions were hurt by the sharp decline in oil prices and a slowdown in China.

Pacific Funds Short Duration Income (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Short Duration Income’s Class I (without sales charge) returned 1.70%, compared to a 1.12% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception through March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		Since Inception (12/19/11)
Fund’s Class I without sales charge	1.70%		3.68%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.12%		1.00%

	1 Year		Since Inception (6/29/12)
Fund’s Class A without sales charge	1.51%		3.00%
Fund’s Class A with maximum sales charge	(1.51%	)	1.86%
Fund’s Class C without sales charge	0.68%		2.25%
Fund’s Class C with maximum sales charge	(0.31%	)	2.25%
Fund’s Advisor Class without sales charge	1.78%		3.21%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.12%		0.97%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I outperformed the benchmark. We at Pacific Asset Management managed the fund by focusing on short maturity investment grade corporate bonds. The fund maintained a flexibility to incorporate floating rate loans and high yield bonds. Individual investment selection was based on our fundamental research process. Sector allocations were determined based on our assessment of risk/return opportunities relative to the fund’s investment goal and benchmark weightings. We also performed a credit analysis on each potential issuer and a relative value analysis on each potential investment and invest in instruments that we believe to have the potential for capital appreciation.

The fund’s outperformance relative to the benchmark was primarily due to the fund’s focus on corporate debt securities versus government bonds. The outperformance was primarily driven by the income advantages of short duration corporate bonds versus the government bonds. The fund’s allocation to high yield and floating rate loans also benefited to its performance due to high income advantages versus the benchmark. The duration of the fund was generally in-line with the benchmark and neutral to performance. However, the fund’s underweighting in Treasuries versus the benchmark contributed to underperformance.

See benchmark definitions on page A-21

A-15

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Core Income’s Class I (without sales charge) returned 4.46%, compared to a 5.72% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception through March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		Since Inception (12/31/10)
Fund’s Class A without sales charge	4.17%		5.83%
Fund’s Class A with maximum sales charge	(0.23%	)	4.76%
Fund’s Class I without sales charge	4.46%		6.07%
Barclays U.S. Aggregate Bond Index	5.72%		4.09%

	1 Year		Since Inception (6/30/11)
Fund’s Class C without sales charge	3.42%		4.53%
Fund’s Class C with maximum sales charge	2.42%		4.53%
Barclays U.S. Aggregate Bond Index	5.72%		3.90%

	1 Year		Since Inception (6/29/12)
Fund’s Advisor Class without sales charge	4.43%		4.69%
Barclays U.S. Aggregate Bond Index	5.72%		2.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at Pacific Asset Management managed the fund as an investment grade corporate bond fund invested principally in income producing debt instruments. Individual investment selection was based on our fundamental research process. Sector allocations were determined based on our assessment of risk/return opportunities. We performed a credit analysis on each potential issuer and a relative value analysis on each potential investment and invested in instruments that we believed to have the potential for capital appreciation.

For the reporting period, the fund’s underperformance compared to the benchmark was due to the fund’s structural focus on investment grade corporate debt versus other areas of the bond market, notably low quality investment grade and high yield. We pared back overweights to higher yielding assets in favor of higher quality names and cash. During the reporting period, the Treasury yields decreased significantly which led to the outperformance of duration risk versus credit risk. As a result, the fund’s focus on BBB-rated corporate bonds led to the fund’s underperformance as higher-quality bonds outperformed lower-quality bonds.

Overall risk was reduced during the reporting period given the sharp decline in commodity prices — led by oil — and a reduction in bid side liquidity. The fund’s asset allocation on corporate debt was the primary detractor from fund performance. The fund held a relatively consistent mix of investment grade securities and high yield and bank loan instruments during the reporting period. The asset allocation to high yield and bank loan instruments was a negative to fund performance as those sectors lack of duration risk led to underperformance versus higher-quality, more interest rate-sensitive instruments. The fund’s duration was below the benchmark for the reporting period, also a negative to relative fund performance. While the fund benefited from security selection and a higher average yield than the benchmark, the decrease in Treasury yields led to government bond outperformance.

See benchmark definitions on page A-21

A-16

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Strategic Income’s Class I (without sales charge) returned 1.13%, compared to a 5.72% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception through March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		Since Inception (12/19/11)
Fund’s Class I without sales charge	1.13%		8.99%
Barclays U.S Aggregate Bond Index	5.72%		2.92%

	1 Year		Since Inception (6/29/12)
Fund’s Class A without sales charge	0.84%		7.59%
Fund’s Class A with maximum sales charge	(3.47%	)	5.90%
Fund’s Class C without sales charge	0.03%		6.80%
Fund’s Class C with maximum sales charge	(0.93%	)	6.80%
Fund’s Advisor Class without sales charge	1.20%		7.86%
Barclays U.S Aggregate Bond Index	5.72%		2.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at Pacific Asset Management managed the fund with a non-investment grade credit-focused strategy, with the flexibility to invest across various asset classes, including high yield bonds, bank loans, and investment grade corporate bonds. Individual investment selection is based on our fundamental research process. Sector allocations were determined based on our assessment of risk/return opportunities relative to the fund’s investment goal and benchmark weightings. We also performed a credit analysis on each potential issuer and a relative value analysis on each potential investment and invest in instruments that we believed to have the potential for capital appreciation.

The fund’s underperformance relative to the benchmark was due to the fund’s structural focus on non-investment grade corporate debt versus other areas of the bond market, notably government bonds. During the reporting period, Treasury yields decreased significantly, which led to the outperformance of duration risk versus credit risk. As a result, the fund’s focus on high yield bonds led to the fund’s underperformance as high quality bonds outperformed lower quality bonds.

The fund’s asset allocation varied during the reporting period as the fund has broad flexibility to invest across credit markets. The fund held between 42-51% in high yield bonds, which provided the core allocation of the fund. Bank loans accounted for between 14-25% of the allocation and investment grade corporate bonds accounted for a steady 24% of the allocation during the reporting period. The fund’s duration was below the benchmark during the reporting period, a negative to relative performance given the strong drop in Treasury yields. While the fund benefited from a higher average yield than the benchmark, the decrease in Treasury yields as seen in the U.S. Treasury Index, which underperformed the benchmark during the reporting period, led to government bond outperformance and thus, fund underperformance.

See benchmark definitions on page A-21

A-17

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Floating Rate Income’s Class I (without sales charge) returned 0.55%, compared to a 2.83% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception through March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		Since Inception (6/30/11)
Fund’s Class I without sales charge	0.55%		4.98%
Credit Suisse Leveraged Loan Index	2.83%		4.89%

	1 Year		Since Inception (12/30/11)
Fund’s Class A without sales charge	0.38%		5.44%
Fund’s Class A with maximum sales charge	(2.68%	)	4.47%
Fund’s Class C without sales charge	(0.46%	)	4.67%
Fund’s Class C with maximum sales charge	(1.42%	)	4.67%
Credit Suisse Leveraged Loan Index	2.83%		6.21%

	1 Year		Since Inception (6/29/12)
Fund’s Advisor Class without sales charge	0.63%		4.78%
Credit Suisse Leveraged Loan Index	2.83%		5.75%

	1 Year		Since Inception (12/31/12)
Fund’s Class P without sales charge	0.64%		3.52%
Credit Suisse Leveraged Loan Index	2.83%		4.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at Pacific Asset Management managed the fund by investing primarily in non-investment grade floating rate loans and debt securities. We managed the strategy in a selective approach, focusing on the larger issuers. Individual investment selection was based on our fundamental research process and an assessment of the investment’s relative value. We also performed a credit analysis on each potential investment.

The fund’s underperformance relative to the benchmark for the reporting period was due to three factors: focus on large-capitalization issuers, overweight to B- versus BB-rated loans, and the fund’s security selection in metals/mining and energy. During the reporting period, large-capitalization issuers, which we define as greater than $300 million in loan/facility size, underperformed smaller-capitalization issuers. While delivering lower overall credit risk compared to the benchmark, the fund’s quality bias delivered lower coupon income compared to the benchmark. The benchmark’s yield advantage thus served as a headwind in terms of the fund’s relative performance. For the reporting period, the significant drop in base metal and oil prices contributed to sharp drops in the valuations for energy and mining companies, which hurt performance. The fund’s overweight positions in retail, food and drug, housing, and forest products/containers and its underweight positions in media/telecommunications and utility sectors benefited performance. The fund’s overweighting in energy and underweighting in information technology detracted from performance. Overall, credit selection was a detractor from performance.

See benchmark definitions on page A-21

A-18

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Limited Duration High Income (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds Limited Duration High Income’s Class I (without sales charge) returned -0.89%, compared to a 0.49% return for its benchmark, the Barclays U.S. 1–5 Year High-Yield Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception through March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		Since Inception (7/31/13)
Fund’s Class I without sales charge	(0.89%	)	2.35%
Fund’s Class A without sales charge	(1.27%	)	2.10%
Fund’s Class A with maximum sales charge	(4.27%	)	0.24%
Fund’s Class C without sales charge	(1.99%	)	1.32%
Fund’s Class C with maximum sales charge	(2.93%	)	1.32%
Fund’s Advisor Class without sales charge	(0.92%	)	2.34%
Barclays U.S. 1-5 Year High-Yield Index	0.49%		3.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at Pacific Asset Management managed the fund by focusing on non-investment grade high yield bonds and floating rate loans. The fund is designed to provide a flexible approach to investing in non-investment grade credit focused sectors. Individual investment selection was based on our fundamental research process. Sector allocations were determined based on our assessment of risk/return opportunities relative to the fund’s investment goal and benchmark weightings. We also performed a credit analysis on each potential issuer and a relative value analysis on each potential investment and invest in instruments that we believed to have the potential for capital appreciation.

The fund underperformed the benchmark for the reporting period due to security selection and overweights to energy related issuers. During the reporting period, BB-rated bonds outperformed lower-quality bonds given the sharp drop in Treasury yields which led to outperformance of duration risk versus credit risk. As a result, the fund’s overweight to CCC- and B-rated issuers detracted from performance. During the reporting period, the sharp drop in oil prices led to selling pressure, weakened valuations, and negative performance for energy related companies. The fund’s overweight to packaging benefited performance. Overall, credit selection was a detractor from performance.

See benchmark definitions on page A-21

A-19

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, Pacific Funds High Income’s Class I (without sales charge) returned -0.30%, compared to a 2.00% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the fund to its benchmark for the period from inception through March 31, 2015. For comparison purposes, the performance of all classes for the periods ended March 31, 2015 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015

	1 Year		Since Inception (12/19/11)
Fund’s Class I without sales charge	(0.30%	)	8.79%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	2.00%		8.83%

	1 Year		Since Inception (6/29/12)
Fund’s Class A without sales charge	(0.49%	)	6.98%
Fund’s Class A with maximum sales charge	(4.74%	)	5.31%
Fund’s Class C without sales charge	(1.22%	)	6.22%
Fund’s Class C with maximum sales charge	(2.15%	)	6.22%
Fund’s Advisor Class without sales charge	(0.23%	)	7.24%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	2.00%		7.44%

Total Returns for the Period from Inception Through March 31, 2015

Since Inception (1/14/15)
Fund’s Class P without sales charge	2.94%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	2.61%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class I underperformed the benchmark. We at Pacific Asset Management managed the fund by focusing on non-investment grade securities, primarily high yield bonds. Individual investment selection was based on our fundamental research process. Sector allocations were determined based on our assessment of risk/return opportunities relative to the fund’s investment goal and benchmark weightings. We also performed a credit analysis on each potential issuer and a relative value analysis on each potential investment.

The fund underperformed the benchmark due to security selection and credit quality allocation. During the reporting period, BB-rated bonds outperformed lower-quality bonds given the sharp drop in Treasury yields, which led to outperformance of duration risk versus credit risk. As a result, credit quality allocation negatively contributed to performance as the fund was overweight B-rated and CCC-rated securities. A sizable overweight in bonds with zero- to two-year durations detracted from performance, as this was the weakest duration segment in the benchmark. Underweights in bonds with durations of five- to ten-years and ten or more years also hurt, as longer-duration bonds outperformed. The fund’s security selection in energy detracted from performance. Additionally, the significant drop in oil prices during the reporting period led to selling pressure and negative returns from energy related companies, and was a detractor from fund performance. The fund’s overweight to building materials and gaming contributed to performance.

See benchmark definitions on page A-21

A-20

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years.

Barclays U.S. 1-5 Year High-Yield Index is an index that covers the universe of fixed-rate, non-investment-grade debt with maturities between one and five years.

Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version for the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2015, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark (formerly named PL Portfolio Optimization Conservative Composite Benchmark) is 73% Barclays U.S. Aggregate Bond; 15% S&P 500; 7% BofA Merrill Lynch U.S. 3-Month Treasury Bill; and 5% MSCI EAFE (Net) Indices as of March 31, 2015.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark (formerly named PL Portfolio Optimization Moderate-Conservative Composite Benchmark) is 55% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2015.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark (formerly named PL Portfolio Optimization Moderate Composite Benchmark) is 45% S&P 500; 38% Barclays U.S. Aggregate Bond; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2015.

Pacific Funds Portfolio Optimization Growth Composite Benchmark (formerly named PL Portfolio Optimization Moderate-Aggressive Composite Benchmark) is 60% S&P 500; 20% Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices as of March 31, 2015.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (formerly named PL Portfolio Optimization Aggressive Composite Benchmark) is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Barclays U.S. Aggregate Bond Indices as of March 31, 2015.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

A-21

PACIFIC FUNDSSM **

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE **

Schedule of Investments

March 31, 2015

PACIFIC FUNDS **

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE **

Schedule of Investments

March 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PF Floating Rate Loan Fund ‘P’	2,766,938	$27,309,681
PF Inflation Managed Fund ‘P’	3,625,335	31,902,949
PF Managed Bond Fund ‘P’	13,175,613	145,722,279
PF Short Duration Bond Fund ‘P’	5,795,702	58,014,980
PF Emerging Markets Debt Fund ‘P’	3,286,310	29,215,298
PF Comstock Fund ‘P’	866,783	14,795,989
PF Growth Fund ‘P’	338,002	6,523,446
PF Large-Cap Growth Fund ‘P’	815,981	8,739,156
PF Large-Cap Value Fund ‘P’	1,281,316	21,090,455
PF Main Street Core Fund ‘P’	450,490	6,423,991
PF Mid-Cap Equity Fund ‘P’	550,729	6,691,356
PF Mid-Cap Growth Fund ‘P’	504,136	4,391,022
PF International Large-Cap Fund ‘P’	807,068	14,930,761
PF International Value Fund ‘P’	939,355	8,933,268
PF Currency Strategies Fund ‘P’	1,234,488	12,246,116
PF Global Absolute Return Fund ‘P’	2,117,046	21,233,974
PF Precious Metals Fund ‘P’ *	380,359	1,711,613

Total Affiliated Mutual Funds (Cost $389,157,185)		419,876,334

TOTAL INVESTMENTS - 100.1% (Cost $389,157,185)		419,876,334

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(312,852)

NET ASSETS - 100.0%		$419,563,482

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	74.7%
Affiliated Equity Funds	25.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PF Floating Rate Loan Fund ‘P’	3,511,157	$34,655,118
PF Inflation Managed Fund ‘P’	4,669,673	41,093,121
PF Managed Bond Fund ‘P’	12,544,315	138,740,124
PF Short Duration Bond Fund ‘P’	5,752,613	57,583,655
PF Emerging Markets Debt Fund ‘P’	3,234,721	28,756,672
PF Comstock Fund ‘P’	1,698,801	28,998,538
PF Growth Fund ‘P’	837,495	16,163,662
PF Large-Cap Growth Fund ‘P’	1,853,423	19,850,162
PF Large-Cap Value Fund ‘P’	2,638,110	43,423,289
PF Main Street Core Fund ‘P’	2,069,131	29,505,804
PF Mid-Cap Equity Fund ‘P’	1,516,307	18,423,135
PF Mid-Cap Growth Fund ‘P’	693,961	6,044,402
PF Small-Cap Growth Fund ‘P’	423,919	6,273,994
PF Small-Cap Value Fund ‘P’	585,624	6,119,771
PF Emerging Markets Fund ‘P’	851,269	11,560,237
PF International Large-Cap Fund ‘P’	918,050	16,983,923
PF International Small-Cap Fund ‘P’ *	1,124,891	12,025,083
PF International Value Fund ‘P’	1,169,639	11,123,271
PF Currency Strategies Fund ‘P’	2,263,968	22,458,560
PF Global Absolute Return Fund ‘P’	2,919,345	29,281,032
PF Precious Metals Fund ‘P’ *	544,172	2,448,773

Total Affiliated Mutual Funds (Cost $519,834,149)		581,512,326

TOTAL INVESTMENTS - 100.0% (Cost $519,834,149)		581,512,326

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(139,176)

NET ASSETS - 100.0%		$581,373,150

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	56.8%
Affiliated Equity Funds	43.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Conservative
Assets	Affiliated Mutual Funds	$419,876,334	$419,876,334	$—	$—

Pacific Funds Portfolio Optimization Moderate-Conservative
Assets	Affiliated Mutual Funds	$581,512,326	$581,512,326	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-1

PACIFIC FUNDS **

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE **

Schedule of Investments

March 31, 2015

PACIFIC FUNDS **

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH **

Schedule of Investments

March 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PF Floating Rate Loan Fund ‘P’	6,595,304	$65,095,653
PF Inflation Managed Fund ‘P’	4,745,294	41,758,590
PF Managed Bond Fund ‘P’	23,395,517	258,754,419
PF Short Duration Bond Fund ‘P’	8,670,199	86,788,689
Pacific Funds High Income ‘P’	1,572,502	16,354,018
PF Emerging Markets Debt Fund ‘P’	9,173,438	81,551,868
PF Comstock Fund ‘P’	6,755,487	115,316,171
PF Growth Fund ‘P’	3,069,401	59,239,445
PF Large-Cap Growth Fund ‘P’	7,146,525	76,539,280
PF Large-Cap Value Fund ‘P’	8,985,063	147,894,145
PF Main Street Core Fund ‘P’	7,042,193	100,421,674
PF Mid-Cap Equity Fund ‘P’	5,719,759	69,495,072
PF Mid-Cap Growth Fund ‘P’	3,926,569	34,200,413
PF Small-Cap Growth Fund ‘P’	1,799,683	26,635,313
PF Small-Cap Value Fund ‘P’	4,970,810	51,944,969
PF Real Estate Fund ‘P’	958,727	16,173,730
PF Emerging Markets Fund ‘P’	4,234,581	57,505,615
PF International Large-Cap Fund ‘P’	4,621,701	85,501,471
PF International Small-Cap Fund ‘P’ *	4,777,864	51,075,364
PF International Value Fund ‘P’	5,878,877	55,908,117
PF Currency Strategies Fund ‘P’	7,993,865	79,299,144
PF Global Absolute Return Fund ‘P’	6,606,008	66,258,258
PF Precious Metals Fund ‘P’ *	3,079,974	13,859,883

Total Affiliated Mutual Funds (Cost $1,420,026,738)		1,657,571,301

TOTAL INVESTMENTS - 100.1% (Cost $1,420,026,738)		1,657,571,301

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,030,599)

NET ASSETS - 100.0%		$1,656,540,702

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	62.9%
Affiliated Fixed Income Funds	37.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PF Inflation Managed Fund ‘P’	1,255,731	$11,050,432
PF Managed Bond Fund ‘P’	8,155,586	90,200,780
PF Short Duration Bond Fund ‘P’	1,101,648	11,027,497
Pacific Funds High Income ‘P’	2,169,798	22,565,894
PF Emerging Markets Debt Fund ‘P’	1,894,372	16,840,969
PF Comstock Fund ‘P’	5,011,050	85,538,619
PF Growth Fund ‘P’	2,720,823	52,511,875
PF Large-Cap Growth Fund ‘P’	6,896,609	73,862,683
PF Large-Cap Value Fund ‘P’	6,212,713	102,261,261
PF Main Street Core Fund ‘P’	7,303,914	104,153,810
PF Mid-Cap Equity Fund ‘P’	7,789,474	94,642,106
PF Mid-Cap Growth Fund ‘P’	3,384,248	29,476,799
PF Small-Cap Growth Fund ‘P’	2,481,991	36,733,465
PF Small-Cap Value Fund ‘P’	6,058,238	63,308,583
PF Real Estate Fund ‘P’	1,337,370	22,561,435
PF Emerging Markets Fund ‘P’	3,335,627	45,297,817
PF International Large-Cap Fund ‘P’	4,353,459	80,538,988
PF International Small-Cap Fund ‘P’ *	4,425,999	47,313,934
PF International Value Fund ‘P’	5,551,210	52,792,009
PF Currency Strategies Fund ‘P’	5,536,190	54,919,006
PF Global Absolute Return Fund ‘P’	4,577,138	45,908,693
PF Precious Metals Fund ‘P’ *	3,193,247	14,369,611

Total Affiliated Mutual Funds (Cost $948,863,035)		1,157,876,266

TOTAL INVESTMENTS - 100.1% (Cost $948,863,035)		1,157,876,266

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,092,563)

NET ASSETS - 100.0%		$1,156,783,703

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	83.0%
Affiliated Fixed Income Funds	17.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Moderate
Assets	Affiliated Mutual Funds	$1,657,571,301	$1,657,571,301	$—	$—

Pacific Funds Portfolio Optimization Growth
Assets	Affiliated Mutual Funds	$1,157,876,266	$1,157,876,266	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-2

PACIFIC FUNDS **

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH **

Schedule of Investments

March 31, 2015

PACIFIC FUNDS **

PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES **

Schedule of Investments

March 31, 2015

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

PF Managed Bond Fund ‘P’	952,214	$10,531,485
PF Emerging Markets Debt Fund ‘P’	545,933	4,853,343
PF Comstock Fund ‘P’	1,464,604	25,000,795
PF Growth Fund ‘P’	695,383	13,420,882
PF Large-Cap Growth Fund ‘P’	1,888,547	20,226,335
PF Large-Cap Value Fund ‘P’	1,812,720	29,837,369
PF Main Street Core Fund ‘P’	2,122,933	30,273,022
PF Mid-Cap Equity Fund ‘P’	2,380,033	28,917,400
PF Mid-Cap Growth Fund ‘P’	1,361,385	11,857,662
PF Small-Cap Growth Fund ‘P’	950,635	14,069,404
PF Small-Cap Value Fund ‘P’	2,331,523	24,364,411
PF Real Estate Fund ‘P’	615,280	10,379,767
PF Emerging Markets Fund ‘P’	1,713,560	23,270,146
PF International Large-Cap Fund ‘P’	1,239,431	22,929,475
PF International Small-Cap Fund ‘P’ *	1,599,371	17,097,278
PF International Value Fund ‘P’	1,467,083	13,951,960
PF Currency Strategies Fund ‘P’	1,743,960	17,300,088
PF Global Absolute Return Fund ‘P’	1,346,572	13,506,118
PF Precious Metals Fund ‘P’ *	1,647,760	7,414,919

Total Affiliated Mutual Funds (Cost $262,529,220)		339,201,859

TOTAL INVESTMENTS - 100.2% (Cost $262,529,220)		339,201,859

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(576,387)

NET ASSETS - 100.0%		$338,625,472

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	91.7%
Affiliated Fixed Income Funds	8.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.7%

PF Inflation Managed Fund ‘P’	36,635	$322,386
Pacific Funds Floating Rate Income ‘P’	68,507	691,239
PF Emerging Markets Debt Fund ‘P’	87,936	781,749
PF Real Estate Fund ‘P’	21,380	360,686
PF Emerging Markets Fund ‘P’	43,127	585,662
PF Currency Strategies Fund ‘P’	140,144	1,390,230
PF Global Absolute Return Fund ‘P’	147,229	1,476,711
PF Precious Metals Fund ‘P’ *	37,068	166,805

Total Affiliated Mutual Funds (Cost $5,858,448)		5,775,468

TOTAL INVESTMENTS - 99.7% (Cost $5,858,448)		5,775,468

OTHER ASSETS & LIABILITIES, NET - 0.3%		18,087

NET ASSETS - 100.0%		$5,793,555

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	56.5%
Affiliated Equity Funds	43.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	The funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Aggressive-Growth
Assets	Affiliated Mutual Funds	$339,201,859	$339,201,859	$—	$—

Pacific Funds Diversified Alternatives
Assets	Affiliated Mutual Funds	$5,775,468	$5,775,468	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-3

PACIFIC FUNDS **

PACIFIC FUNDSSM SHORT DURATION INCOME **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 77.8%

Consumer Discretionary - 8.0%

DIRECTV Holdings LLC
3.125% due 02/15/16	$1,000,000	$1,019,121
3.500% due 03/01/16	1,500,000	1,533,237
DISH DBS Corp
4.250% due 04/01/18	250,000	251,875
4.625% due 07/15/17	200,000	205,750
Family Tree Escrow LLC 5.250% due 03/01/20 ~	150,000	157,865
General Motors Co 3.500% due 10/02/18	1,000,000	1,029,560
GLP Capital LP 4.375% due 11/01/18	750,000	774,375
Lennar Corp
4.125% due 12/01/18	750,000	765,000
4.500% due 06/15/19	1,500,000	1,552,500
NBCUniversal Enterprise Inc 0.938% due 04/15/18 ~ §	1,500,000	1,512,147
Toll Brothers Finance Corp 4.000% due 12/31/18	850,000	875,500
Wyndham Worldwide Corp 2.500% due 03/01/18	1,000,000	1,004,742

		10,681,672

Consumer Staples - 2.8%

Smithfield Foods Inc 5.250% due 08/01/18 ~	250,000	256,250
Walgreens Boots Alliance Inc 2.700% due 11/18/19	1,650,000	1,687,430
Wm Wrigley Jr Co 2.400% due 10/21/18 ~	1,750,000	1,782,835

		3,726,515

Energy - 6.0%

Harvest Operations Corp (Canada) 2.125% due 05/14/18 ~	500,000	503,411
Kinder Morgan Energy Partners LP 2.650% due 02/01/19	2,000,000	2,004,896
Kinder Morgan Inc 3.050% due 12/01/19	850,000	859,347
Korea National Oil Corp (South Korea) 3.125% due 04/03/17 ~	500,000	515,098
Linn Energy LLC 6.500% due 05/15/19	500,000	422,813
Petrobras Global Finance BV (Netherlands) 3.000% due 01/15/19	1,000,000	865,820
Phillips 66 Partners LP 2.646% due 02/15/20	100,000	100,533
Targa Resources Partners LP 4.125% due 11/15/19 ~	775,000	775,000
TransCanadaPipelines Ltd (Canada) 1.875% due 01/12/18	1,500,000	1,515,006
Transocean Inc (Cayman) 2.500% due 10/15/17	500,000	460,625

		8,022,549

Financials - 34.8%

AerCap Ireland Capital Ltd (Ireland) 3.750% due 05/15/19 ~	1,350,000	1,359,707
Ally Financial Inc 3.250% due 02/13/18	1,500,000	1,486,875
American International Group Inc 2.375% due 08/24/15	1,000,000	1,006,175
American Tower Corp REIT 3.400% due 02/15/19	1,000,000	1,033,617
ARC Properties Operating Partnership LP REIT 2.000% due 02/06/17	1,000,000	971,250

	Principal Amount	Value
Ares Capital Corp 4.875% due 11/30/18	$2,500,000	$2,630,453
Bank of America Corp 2.000% due 01/11/18	2,000,000	2,016,158
Bank of America NA
1.650% due 03/26/18	600,000	601,663
5.300% due 03/15/17	1,000,000	1,068,332
Berkshire Hathaway Finance Corp 2.000% due 08/15/18	1,000,000	1,025,778
Berkshire Hathaway Inc 1.550% due 02/09/18	500,000	506,218
Capital One Bank USA NA 2.250% due 02/13/19	1,000,000	1,006,218
Citigroup Inc 0.805% due 03/10/17 §	1,500,000	1,499,480
Export-Import Bank of Korea (South Korea)
1.003% due 01/14/17 §	500,000	502,591
1.250% due 11/20/15	500,000	501,599
Ford Motor Credit Co LLC
1.098% due 03/12/19 §	2,000,000	1,995,650
2.145% due 01/09/18	1,500,000	1,517,729
General Electric Capital Corp 0.965% due 04/02/18 §	1,000,000	1,011,396
General Motors Financial Co Inc
4.375% due 09/25/21	1,000,000	1,066,490
4.750% due 08/15/17	1,000,000	1,057,310
Hyundai Capital America 1.450% due 02/06/17 ~	500,000	500,708
Hyundai Capital Services Inc (South Korea) 1.070% due 03/18/17 § ~	1,000,000	1,001,744
Jackson National Life Global Funding 2.300% due 04/16/19 ~	1,000,000	1,012,878
JPMorgan Chase & Co
1.625% due 05/15/18	1,500,000	1,495,509
2.250% due 01/23/20	1,000,000	1,002,811
Legg Mason Inc 2.700% due 07/15/19	400,000	407,840
Morgan Stanley 2.125% due 04/25/18	2,000,000	2,023,138
MUFG Union Bank NA 1.500% due 09/26/16	1,000,000	1,004,870
Och-Ziff Finance Co LLC 4.500% due 11/20/19 ~	1,500,000	1,498,274
PNC Bank NA 1.300% due 10/03/16	1,000,000	1,006,261
Senior Housing Properties Trust REIT 3.250% due 05/01/19	500,000	508,272
Synchrony Financial 3.000% due 08/15/19	2,000,000	2,044,640
The Goldman Sachs Group Inc 1.357% due 11/15/18 §	2,500,000	2,529,528
The Korea Development Bank (South Korea) 1.000% due 01/22/16	500,000	501,196
TIAA Asset Management Finance Co LLC 2.950% due 11/01/19 ~	1,450,000	1,487,677
Voya Financial Inc 2.900% due 02/15/18	2,000,000	2,064,724
WEA Finance LLC 1.750% due 09/15/17 ~	2,500,000	2,513,928

		46,468,687

Health Care - 7.7%

Actavis Funding SCS (Luxembourg) 2.350% due 03/12/18	1,750,000	1,774,652
Becton Dickinson and Co 1.800% due 12/15/17	1,650,000	1,663,388
CareFusion Corp 1.450% due 05/15/17	750,000	750,830
Laboratory Corp of America Holdings 2.625% due 02/01/20	1,800,000	1,813,311

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-4

PACIFIC FUNDS **

PACIFIC FUNDS SHORT DURATION INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Quest Diagnostics Inc 2.500% due 03/30/20	$1,150,000	$1,154,386
Valeant Pharmaceuticals International Inc (Canada)
5.375% due 03/15/20 ~	575,000	582,188
6.750% due 08/15/18 ~	350,000	369,688
Zimmer Holdings Inc 2.000% due 04/01/18	2,150,000	2,167,802

		10,276,245

Industrials - 8.2%

Air Lease Corp
2.125% due 01/15/18	1,000,000	997,500
3.375% due 01/15/19	1,500,000	1,537,500
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	1,333,831	1,426,265
Delta Air Lines Pass-Through Trust ‘A’
4.750% due 11/07/21	864,835	929,697
4.950% due 11/23/20	678,271	725,546
ERAC USA Finance LLC
1.400% due 04/15/16 ~	750,000	752,522
2.350% due 10/15/19 ~	500,000	503,067
GATX Corp 2.500% due 03/15/19	500,000	501,287
International Lease Finance Corp 3.875% due 04/15/18	500,000	508,750
Owens Corning 9.000% due 06/15/19	83,000	100,444
Penske Truck Leasing Co LP 2.500% due 03/15/16 ~	1,000,000	1,014,642
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	1,000,000	1,007,800
4.750% due 10/11/23	750,000	761,250
United Continental Holdings Inc 6.375% due 06/01/18	250,000	267,188

		11,033,458

Information Technology - 1.3%

Alibaba Group Holding Ltd (Cayman) 2.500% due 11/28/19 ~	1,000,000	1,001,435
Sanmina Corp 4.375% due 06/01/19 ~	750,000	748,125

		1,749,560

Materials - 3.6%

ArcelorMittal (Luxembourg) 6.125% due 06/01/18	750,000	807,750
Freeport-McMoran Inc 3.100% due 03/15/20	1,500,000	1,463,198
Glencore Funding LLC 2.500% due 01/15/19 ~	2,000,000	2,002,758
Novelis Inc (Canada) 8.375% due 12/15/17	500,000	523,125

		4,796,831

Telecommunication Services - 2.5%

America Movil SAB de CV (Mexico) 1.268% due 09/12/16 §	1,000,000	1,004,262
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20	250,000	258,125
Verizon Communications Inc
2.021% due 09/14/18 §	1,000,000	1,043,896
2.550% due 06/17/19	1,000,000	1,024,999

		3,331,282

Utilities - 2.9%

AES Corp 3.262% due 06/01/19 §	500,000	498,750
Duke Energy Corp 1.625% due 08/15/17	1,000,000	1,011,203

	Principal Amount	Value
Dynegy Finance I Inc 6.750% due 11/01/19 ~	$400,000	$414,500
PG&E Corp 2.400% due 03/01/19	500,000	506,795
The Dayton Power & Light Co 1.875% due 09/15/16	1,500,000	1,516,536

		3,947,784

Total Corporate Bonds & Notes (Cost $103,255,094)		104,034,583

SENIOR LOAN NOTES - 17.1%

Consumer Discretionary - 5.3%

Charter Communications Term G 4.250% due 09/10/21 §	1,000,000	1,009,297
Hilton Worldwide 3.500% due 10/25/20 §	800,998	802,929
Interactive Data Corp 4.750% due 05/02/21 §	496,250	499,274
Las Vegas Sands LLC Term B 3.250% due 12/19/20 §	1,978,719	1,978,855
Leonardo Acquisition Corp (1st Lien) 4.250% due 01/29/21 §	495,000	494,381
Petsmart Inc due 12/14/22 µ	500,000	504,262
Seminole Tribe of Florida 3.000% due 04/29/20 §	860,000	860,134
Tribune Co 4.000% due 12/27/20 §	922,114	924,073

		7,073,205

Consumer Staples - 2.4%

Albertson’s LLC Term B-4 5.500% due 08/25/21 §	710,000	716,705
Reynolds Group Holdings 4.500% due 12/01/18 §	2,430,541	2,442,910

		3,159,615

Energy - 0.5%

Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	500,000	263,750
Seadrill Operating LP 4.000% due 02/21/21 §	493,750	393,633

		657,383

Financials - 0.3%

Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	465,000	428,963

Health Care - 1.7%

Fresenius US Finance I Inc Tranche B 2.273% due 08/07/19 §	985,000	984,180
PharMEDium Healthcare Corp (1st Lien) 4.250% due 01/28/21 §	709,167	705,917
Valeant Pharmaceuticals International Inc Series E-1 Tranche B 3.500% due 08/05/20 §	597,147	597,708

		2,287,805

Industrials - 3.2%

Accudyne Industries LLC 4.000% due 12/13/19 §	457,687	435,374
Bombardier Recreational Products Inc Term B (Canada) 4.000% due 01/30/19 §	250,000	250,052
Gates Global LLC 4.250% due 07/05/21 §	995,000	992,435

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-5

PACIFIC FUNDS **

PACIFIC FUNDS SHORT DURATION INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
HD Supply Inc 4.000% due 06/28/18 §	$1,000,000	$ 1,003,000
Husky Injection Molding Systems Ltd 4.250% due 06/30/21 §	746,250	745,584
Rexnord LLC Term B 4.000% due 08/21/20 §	496,222	497,019
Sensata Technologies BV Term B 3.250% due 05/10/18 §	413,594	415,404

		4,338,868

Information Technology - 1.2%

Activision Blizzard 3.250% due 10/11/20 §	747,500	751,705
Avago Technologies Cayman Ltd 3.750% due 05/06/21 §	431,758	433,189
Infor (US) Inc Tranche B-5 3.750% due 06/03/20 §	482,829	479,251

		1,664,145

Materials - 1.9%

BWay Intermediate Co Inc 5.500% due 08/14/20 §	744,375	751,354
FMG Resources Property Ltd 3.750% due 06/30/19 §	1,968,784	1,785,266

		2,536,620

Telecommunication Services - 0.6%

Windstream Corp Tranche B-5 3.500% due 08/08/19 §	731,978	731,151

Total Senior Loan Notes (Cost $23,444,172)		22,877,755

MORTGAGE-BACKED SECURITIES - 0.4%

Collateralized Mortgage Obligations - Commercial - 0.4%

Hilton USA Trust 2.073% due 11/05/30 " § ~	246,366	246,473
Hyatt Hotel Portfolio Trust 2.275% due 11/15/29 " § ~	250,000	251,008

		497,481

Total Mortgage-Backed Securities (Cost $496,366)		497,481

	Principal Amount	Value
ASSET-BACKED SECURITIES - 1.1%

Carlyle Global Market Strategies CLO Ltd 2.356% due 07/27/26 " § ~	$500,000	$499,393
Madison Park Funding VIII Ltd 2.457% due 04/22/22 " § ~	500,000	500,521
Race Point VI CLO Ltd 2.413% due 05/24/23 " § ~	500,000	499,987

		1,499,901

Total Asset-Backed Securities (Cost $1,500,000)		1,499,901

U.S. TREASURY OBLIGATIONS - 0.2%

U.S. Treasury Notes - 0.2%

0.875% due 11/30/16	175,000	176,148

Total U.S. Treasury Obligations (Cost $175,196)		176,148

	Shares
SHORT-TERM INVESTMENT - 3.4%

Money Market Fund - 3.4%

BlackRock Liquidity Funds T-Fund Portfolio	4,556,767	4,556,767

Total Short-Term Investment (Cost $4,556,767)		4,556,767

TOTAL INVESTMENTS - 100.0% (Cost $133,427,595)		133,642,635

OTHER ASSETS & LIABILITIES, NET - 0.0%		28,222

NET ASSETS - 100.0%		$133,670,857

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	77.8%
Senior Loan Notes	17.1%
Short-Term Investment	3.4%
Other (each less than 3.0%)	1.7%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$104,034,583	$—	$104,034,583	$—
	Senior Loan Notes	22,877,755	—	22,877,755	—
	Mortgage-Backed Securities	497,481	—	497,481	—
	Asset-Backed Securities	1,499,901	—	1,499,901	—
	U.S. Treasury Obligations	176,148	—	176,148	—
	Short-Term Investment	4,556,767	4,556,767	—	—

	Total	$133,642,635	$4,556,767	$129,085,868	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-6

PACIFIC FUNDS **

PACIFIC FUNDSSM CORE INCOME **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 62.7%

Consumer Discretionary - 7.6%

Cedar Fair LP 5.250% due 03/15/21	$3,000,000	$3,112,500
DIRECTV Holdings LLC 3.950% due 01/15/25	4,750,000	4,903,724
Family Tree Escrow LLC 5.250% due 03/01/20 ~	2,850,000	2,999,625
Ford Motor Co 4.750% due 01/15/43	1,500,000	1,646,790
General Motors Co 5.200% due 04/01/45	2,500,000	2,724,328
6.250% due 10/02/43	1,150,000	1,414,145
GLP Capital LP 4.875% due 11/01/20	3,250,000	3,347,500
Lennar Corp 4.500% due 06/15/19	3,000,000	3,105,000
MDC Holdings Inc 6.000% due 01/15/43	2,500,000	2,131,250
MGM Resorts International 6.750% due 10/01/20	3,000,000	3,213,750
Pinnacle Entertainment Inc 6.375% due 08/01/21	1,500,000	1,601,250
Signet UK Finance PLC (United Kingdom) 4.700% due 06/15/24	3,000,000	3,085,065
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	3,500,000	3,613,750
Standard Pacific Corp 6.250% due 12/15/21	2,500,000	2,662,500
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	3,500,000	3,688,125
Wyndham Worldwide Corp 2.950% due 03/01/17	4,000,000	4,081,272

		47,330,574

Consumer Staples - 1.9%

Reynolds Group Issuer Inc 5.750% due 10/15/20	6,000,000	6,217,500
The JM Smucker Co 3.500% due 03/15/25 ~	1,350,000	1,390,725
Walgreens Boots Alliance Inc Old 3.300% due 11/18/21	4,000,000	4,124,020

		11,732,245

Energy - 5.8%

Cimarex Energy Co 5.875% due 05/01/22	1,500,000	1,605,000
Energy Transfer Partners LP 4.050% due 03/15/25	1,850,000	1,871,604
Harvest Operations Corp (Canada) 2.125% due 05/14/18 ~	1,500,000	1,510,232
Kinder Morgan Energy Partners LP 4.250% due 09/01/24	4,000,000	4,097,864
Kinder Morgan Inc 5.550% due 06/01/45	2,650,000	2,804,765
Korea National Oil Corp (South Korea) 3.125% due 04/03/17 ~	3,000,000	3,090,585
Linn Energy LLC 6.500% due 05/15/19	3,000,000	2,536,875
Petrobras Global Finance BV (Netherlands) 4.375% due 05/20/23	2,000,000	1,715,200
5.375% due 01/27/21	3,000,000	2,736,000
Phillips 66 Partners LP 3.605% due 02/15/25	2,600,000	2,609,630

	Principal Amount	Value
Targa Resources Partners LP 4.125% due 11/15/19 ~	$1,950,000	$1,950,000
The Williams Cos Inc
3.700% due 01/15/23	5,000,000	4,629,660
4.550% due 06/24/24	1,950,000	1,899,140
Transocean Inc (Cayman) 2.500% due 10/15/17	3,500,000	3,224,375

		36,280,930

Financials - 18.9%

AerCap Ireland Capital Ltd (Ireland)
3.750% due 05/15/19 ~	2,150,000	2,165,459
5.000% due 10/01/21 ~	400,000	425,500
Ally Financial Inc 4.125% due 02/13/22	4,000,000	3,910,000
American International Group Inc 4.375% due 01/15/55	2,900,000	2,936,865
American Tower Corp REIT 5.000% due 02/15/24	2,000,000	2,190,936
Ares Capital Corp
3.875% due 01/15/20	3,000,000	3,055,770
4.875% due 11/30/18	2,250,000	2,367,407
Bank of America Corp
4.200% due 08/26/24	4,000,000	4,143,072
4.250% due 10/22/26	2,500,000	2,584,385
Bank of America NA 5.300% due 03/15/17	7,200,000	7,691,990
Carlyle Holdings Finance LLC 3.875% due 02/01/23 ~	3,000,000	3,110,751
CBL & Associates LP REIT
4.600% due 10/15/24	2,000,000	2,037,240
5.250% due 12/01/23	3,000,000	3,216,846
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	2,400,000	2,471,902
5.875% due 04/01/18	750,000	825,028
Duke Realty LP REIT 4.375% due 06/15/22	5,250,000	5,646,737
Ford Motor Credit Co LLC 4.250% due 09/20/22	5,000,000	5,399,365
Franklin Resources Inc 2.850% due 03/30/25	3,250,000	3,247,403
General Motors Financial Co Inc 4.375% due 09/25/21	4,000,000	4,265,960
Genworth Holdings Inc 4.900% due 08/15/23	1,300,000	1,118,000
HCP Inc REIT 3.400% due 02/01/25	2,650,000	2,590,428
JPMorgan Chase & Co 3.875% due 09/10/24	2,000,000	2,054,204
Kilroy Realty LP REIT 3.800% due 01/15/23	5,000,000	5,130,355
Legg Mason Inc 2.700% due 07/15/19	1,650,000	1,682,342
Liberty Mutual Group Inc 4.950% due 05/01/22 ~	3,000,000	3,318,903
Morgan Stanley
2.375% due 07/23/19	3,000,000	3,024,225
5.000% due 11/24/25	3,000,000	3,318,117
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	1,000,000	1,047,500
Och-Ziff Finance Co LLC 4.500% due 11/20/19 ~	4,000,000	3,995,396
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	3,100,000	3,234,199
Prudential Financial Inc 5.200% due 03/15/44 §	2,500,000	2,554,375
Senior Housing Properties Trust REIT 4.750% due 05/01/24	3,000,000	3,118,902

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-7

PACIFIC FUNDS **

PACIFIC FUNDS CORE INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
State Street Corp 3.300% due 12/16/24	$2,250,000	$ 2,342,111
Synchrony Financial
3.750% due 08/15/21	1,500,000	1,556,691
4.250% due 08/15/24	1,500,000	1,569,890
The Goldman Sachs Group Inc 2.550% due 10/23/19	4,000,000	4,060,808
TIAA Asset Management Finance Co LLC 4.125% due 11/01/24 ~	2,850,000	3,014,126
Ventas Realty LP REIT 3.500% due 02/01/25	2,450,000	2,464,979
WEA Finance LLC 3.750% due 09/17/24 ~	3,000,000	3,108,984
Wells Fargo & Co 4.100% due 06/03/26	2,500,000	2,637,670

		118,634,821

Health Care - 3.4%

Actavis Funding SCS (Luxembourg) 3.000% due 03/12/20	2,000,000	2,051,238
Becton Dickinson and Co 4.685% due 12/15/44	3,650,000	4,006,287
CHS/Community Health Systems Inc 6.875% due 02/01/22	200,000	213,750
HCA Inc 4.250% due 10/15/19	1,000,000	1,028,750
6.500% due 02/15/20	2,500,000	2,821,250
Laboratory Corp of America Holdings 4.700% due 02/01/45	2,500,000	2,583,878
Medtronic Inc 3.500% due 03/15/25 ~	2,450,000	2,566,591
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	2,000,000	2,085,000
Valeant Pharmaceuticals International Inc (Canada) 5.375% due 03/15/20 ~	1,425,000	1,442,813
Zimmer Holdings Inc 3.550% due 04/01/25	2,300,000	2,348,670

		21,148,227

Industrials - 12.4%

Air Canada Pass Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	2,380,764	2,500,993
Air Canada Pass Through Trust ‘B’ (Canada) 3.875% due 09/15/24 ~	2,450,000	2,456,125
Air Lease Corp
3.875% due 04/01/21	5,500,000	5,692,500
4.250% due 09/15/24	3,000,000	3,097,500
American Airlines Pass -Through Trust ‘B’ 3.700% due 11/01/24	1,600,000	1,606,080
4.375% due 04/01/24	950,000	985,530
British Airways Pass Through Trust ‘A’ (United Kingdom) 4.625% due 06/20/24 ~	2,902,981	3,138,413
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	4,783,393	5,114,882
Continental Airlines Pass Through Trust ‘A’ 4.000% due 04/29/26	3,313,618	3,454,116
Delta Air Lines Pass-Through Trust ‘A’
4.750% due 11/07/21	6,053,842	6,507,880
4.950% due 11/23/20	983,493	1,052,042
ERAC USA Finance LLC 3.850% due 11/15/24 ~	1,500,000	1,565,445
Hawaiian Airlines Pass Through Certificates ‘A’ 3.900% due 01/15/26	1,935,417	1,969,287
HD Supply Inc 5.250% due 12/15/21 ~	2,000,000	2,065,000
International Lease Finance Corp 7.125% due 09/01/18 ~	2,000,000	2,250,000

	Principal Amount	Value
Masco Corp 4.450% due 04/01/25	$2,150,000	$2,225,250
Owens Corning
4.200% due 12/15/22	3,500,000	3,658,280
4.200% due 12/01/24	1,750,000	1,808,286
Penske Truck Leasing Co LP
3.375% due 02/01/22 ~	3,000,000	3,003,615
4.250% due 01/17/23 ~	3,500,000	3,647,178
The ADT Corp 6.250% due 10/15/21	3,500,000	3,736,250
United Airlines Pass-Through Trust ‘B’ 4.750% due 10/11/23	4,550,000	4,618,250
United Rentals North America Inc 4.625% due 07/15/23	2,800,000	2,838,500
US Airways Pass Through Trust ‘A’ 4.625% due 12/03/26	3,396,313	3,658,848
Valmont Industries Inc 5.250% due 10/01/45	2,000,000	1,979,380
Virgin Australia Trust (Australia) 5.000% due 04/23/25 ~	2,577,155	2,798,791

		77,428,421

Information Technology - 2.1%

Alibaba Group Holding Ltd (Cayman)
3.125% due 11/28/21 ~	3,000,000	3,025,659
3.600% due 11/28/24 ~	2,250,000	2,261,736
Arrow Electronics Inc 3.500% due 04/01/22	3,000,000	3,011,343
Fidelity National Information Services Inc 3.875% due 06/05/24	2,500,000	2,576,230
NetApp Inc 3.375% due 06/15/21	2,200,000	2,243,111

		13,118,079

Materials - 6.1%

ArcelorMittal (Luxembourg) 6.250% due 03/01/21	2,000,000	2,132,500
Fibria Overseas Finance Ltd (Cayman) 5.250% due 05/12/24	1,450,000	1,442,750
Freeport-McMoRan Inc 3.550% due 03/01/22	5,500,000	5,095,546
Glencore Funding LLC
2.500% due 01/15/19 ~	1,000,000	1,001,379
4.125% due 05/30/23 ~	7,000,000	7,141,036
Novelis Inc (Canada) 8.375% due 12/15/17	1,000,000	1,046,250
Reliance Steel & Aluminum Co 4.500% due 04/15/23	4,850,000	4,907,540
Samarco Mineracao SA (Brazil) 5.750% due 10/24/23 ~	3,000,000	2,901,000
Sealed Air Corp
4.875% due 12/01/22 ~	950,000	971,375
6.500% due 12/01/20 ~	2,000,000	2,235,000
Southern Copper Corp 5.250% due 11/08/42	2,000,000	1,795,200
Tronox Finance LLC 6.375% due 08/15/20	3,500,000	3,438,750
Vale SA (Brazil) 5.625% due 09/11/42	2,000,000	1,743,860
Yamana Gold Inc (Canada) 4.950% due 07/15/24	2,600,000	2,561,049

		38,413,235

Telecommunication Services - 2.8%

CC Holdings GS V LLC 3.849% due 04/15/23	3,350,000	3,397,336
Hughes Satellite Systems Corp 6.500% due 06/15/19	3,500,000	3,815,000
Verizon Communications Inc
3.500% due 11/01/24	4,500,000	4,614,480
5.150% due 09/15/23	5,000,000	5,736,410

		17,563,226

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-8

PACIFIC FUNDS **

PACIFIC FUNDS CORE INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Utilities - 1.7%

American Transmission Systems Inc 5.000% due 09/01/44 ~	$1,500,000	$1,700,960
Dynegy I Finance I Inc 6.750% due 11/01/19 ~	3,600,000	3,730,500
Jersey Central Power & Light Co 4.700% due 04/01/24 ~	3,000,000	3,279,324
NRG Energy Inc 6.625% due 03/15/23	2,000,000	2,080,000

		10,790,784

Total Corporate Bonds & Notes (Cost $383,234,583)		392,440,542

SENIOR LOAN NOTES - 19.0%

Consumer Discretionary - 8.1%

Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	2,962,500	2,810,056
Charter Communications Term G 4.250% due 09/10/21 §	2,000,000	2,018,594
ClubCorp Club Operations Inc 4.500% due 07/24/20 §	4,462,890	4,492,180
Federal-Mogul Corp Tranche C 4.750% due 04/15/21 §	3,980,000	3,974,030
Great Wolf Resorts Inc Term B 5.750% due 08/06/20 §	2,489,867	2,498,166
Hilton Worldwide 3.500% due 10/25/20 §	2,417,429	2,423,257
Interactive Data Corp 4.750% due 05/02/21 §	1,736,875	1,747,459
Las Vegas Sands LLC Term B 3.250% due 12/19/20 §	3,950,000	3,950,272
Leonardo Acquisition Corp (1st Lien) 4.250% due 01/29/21 §	1,485,000	1,483,144
Michaels Stores Inc 4.000% due 01/28/20 §	4,483,734	4,495,343
New Red Finance Inc Term B 4.500% due 09/30/21 §	4,460,267	4,510,030
Petsmart Inc Term B due 12/14/22 µ	3,000,000	3,025,569
Seminole Tribe of Florida 3.000% due 04/29/20 §	3,049,469	3,049,945
Spin Holdco Inc (1st Lien) 4.250% due 11/14/19 §	3,471,262	3,460,415
The Brickman Group Ltd LLC (1st Lien) 4.000% due 12/18/20 §	1,994,962	1,986,926
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	1,666,667	1,683,593
Tribune Co 4.000% due 12/27/20 §	2,858,552	2,864,627

		50,473,606

Consumer Staples - 2.0%

Albertson’s LLC
Term B-2
5.375% due 03/21/19 §	1,963,562	1,977,982
Term B-4
5.500% due 08/25/21 §	1,000,000	1,009,444
BJ’s Wholesale Club Inc (1st Lien) 4.500% due 09/26/19 §	2,932,931	2,938,658
Smart & Final Inc (1st Lien) 4.750% due 11/15/19 §	1,662,246	1,671,942
Sprouts Farmers Markets Holdings LLC 4.000% due 04/23/20 §	4,883,355	4,903,704

		12,501,730

Energy - 0.2%

Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	2,500,000	1,318,750

	Principal Amount	Value
Financials - 2.1%

Amwins Group (1st Lien) 5.250% due 09/06/19 §	$2,954,727	$2,978,734
First Data Corp (2nd Lien) 3.674% due 09/24/18 §	2,500,000	2,502,187
HUB International Ltd
4.000% due 10/02/20 §	2,960,100	2,940,365
Realogy Corp Term B 3.750% due 03/05/20 §	1,470,141	1,470,876
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	3,450,000	3,182,625

		13,074,787

Health Care - 0.5%

Iasis Healthcare LLC Term B-2 4.500% due 05/03/18 §	2,992,347	3,002,446

Industrials - 2.8%

AlixPartners LLP Term B-2 (1st Lien) 4.000% due 07/10/20 §	3,945,912	3,968,107
Gates Global LLC 4.250% due 07/05/21 §	2,361,135	2,355,048
HD Supply Inc 4.000% due 06/28/18 §	2,000,000	2,006,000
Rexnord LLC Term B 4.000% due 08/21/20 §	4,939,887	4,947,825
Sensata Technologies BV Term B (Netherlands) 3.250% due 05/10/18 §	1,232,427	1,237,819
Transdigm Inc Tranche D 3.750% due 06/04/21 §	2,977,500	2,976,881

		17,491,680

Information Technology - 0.6%

Avago Technologies Cayman Ltd 3.750% due 05/06/21 §	2,590,550	2,599,133
Excelitas Technologies Corp Term B 6.000% due 11/02/20 §	974,553	980,035

		3,579,168

Materials - 1.8%

Ardagh Holdings USA Inc due 12/17/19 µ	3,000,000	3,013,749
BWay Intermediate Co Inc 5.500% due 08/14/20 §	2,977,500	3,005,414
FMG Resources Property Ltd (Australia) 3.750% due 06/30/19 §	5,892,769	5,343,480

		11,362,643

Telecommunication Services - 0.9%

Level 3 Financing Inc
Tranche B
4.000% due 01/15/20 §	2,500,000	2,508,855
Tranche B-III
4.000% due 08/01/19 §	2,500,000	2,506,875
Zayo Group 4.000% due 11/20/20 §	994,890	997,610

		6,013,340

Total Senior Loan Notes (Cost $120,892,892)		118,818,150

MORTGAGE-BACKED SECURITIES - 0.5%

Collateralized Mortgage Obligations - Commercial - 0.5%

Hilton USA Trust 2.923% due 11/05/30 " § ~	1,478,198	1,481,882
Hyatt Hotel Portfolio Trust 2.275% due 11/15/29 " § ~	1,550,000	1,556,250

		3,038,132

Total Mortgage-Backed Securities (Cost $3,028,198)		3,038,132

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-9

PACIFIC FUNDS **

PACIFIC FUNDS CORE INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
ASSET-BACKED SECURITIES - 1.4%

Carlyle Global Market Strategies CLO Ltd 2.356% due 07/27/26 " § ~	$1,500,000	$1,498,179
3.406% due 07/27/26 " § ~	1,500,000	1,500,935
Madison Park Funding VIII Ltd 2.457% due 04/22/22 " § ~	2,500,000	2,502,605
Race Point VI CLO Ltd 2.413% due 05/24/23 " § ~	1,500,000	1,499,961
3.343% due 05/24/23 " § ~	1,500,000	1,485,928

Total Asset-Backed Securities (Cost $8,488,750)		8,487,608

U.S. GOVERNMENT AGENCY ISSUE - 0.8%

Fannie Mae 1.875% due 09/18/18	5,000,000	5,126,505

Total U.S. Government Agency Issue (Cost $5,061,725)		5,126,505

U.S. TREASURY OBLIGATIONS - 9.7%

U.S. Treasury Bonds - 1.2%

3.000% due 11/15/44	2,500,000	2,740,040
3.125% due 02/15/43	4,000,000	4,466,248

		7,206,288

U.S. Treasury Notes - 8.5%

0.375% due 04/15/15	5,000,000	5,000,195
0.375% due 06/30/15	5,000,000	5,003,125
0.625% due 10/15/16	2,000,000	2,005,312
0.625% due 02/15/17	3,000,000	3,004,686
0.750% due 03/15/17	3,000,000	3,011,484
1.375% due 07/31/18	4,500,000	4,552,385
1.375% due 09/30/18	4,000,000	4,042,188
1.500% due 10/31/19	3,000,000	3,023,202
2.000% due 10/31/21	4,000,000	4,081,248
2.000% due 02/15/25	3,000,000	3,019,218
2.125% due 09/30/21	3,000,000	3,086,016
2.125% due 12/31/21	4,000,000	4,113,124
2.250% due 11/15/24	4,500,000	4,626,212
2.375% due 08/15/24	4,500,000	4,677,890

		53,246,285

Total U.S. Treasury Obligations (Cost $58,813,565)		60,452,573

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 2.5%

Chile Government (Chile) 2.250% due 10/30/22	$4,000,000	$3,990,000
Mexico Government (Mexico)
3.500% due 01/21/21	2,000,000	2,087,000
3.625% due 03/15/22	2,000,000	2,082,000
Province of Ontario (Canada) 1.650% due 09/27/19	3,000,000	3,015,150
Republic of Korea (South Korea) 3.875% due 09/11/23	4,000,000	4,449,400

Total Foreign Government Bonds & Notes (Cost $14,724,082)		15,623,550

	Shares
SHORT-TERM INVESTMENT - 4.3%

Money Market Fund - 4.3%

BlackRock Liquidity Funds T-Fund Portfolio	26,971,968	26,971,968

Total Short-Term Investment (Cost $26,971,968)		26,971,968

TOTAL INVESTMENTS - 100.9% (Cost $621,215,763)		630,959,028

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(5,396,782)

NET ASSETS - 100.0%		$625,562,246

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	62.7%
Senior Loan Notes	19.0%
U.S. Treasury Obligations	9.7%
Short-Term Investment	4.3%
Other (each less than 3.0%)	5.2%

	100.9%
Other Assets & Liabilities, Net	(0.9%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$392,440,542	$—	$392,440,542	$—
	Senior Loan Notes	118,818,150	—	118,818,150	—
	Mortgage-Backed Securities	3,038,132	—	3,038,132	—
	Asset-Backed Securities	8,487,608	—	8,487,608	—
	U.S. Government Agency Issue	5,126,505	—	5,126,505	—
	U.S. Treasury Obligations	60,452,573	—	60,452,573	—
	Foreign Government Bonds & Notes	15,623,550	—	15,623,550	—
	Short-Term Investment	26,971,968	26,971,968	—	—

	Total	$630,959,028	$26,971,968	$603,987,060	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-10

PACIFIC FUNDS **

PACIFIC FUNDSSM STRATEGIC INCOME **

Schedule of Investments

March 31, 2015

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.0%

Energy - 0.0%

Halcon Resources Corp 5.750% *	200	$59,839

		59,839

Total Convertible Preferred Stocks (Cost $200,000)		59,839

COMMON STOCKS - 3.3%

Consumer Discretionary - 1.4%

Cedar Fair LP	7,400	424,760
Las Vegas Sands Corp	6,365	350,330
Lennar Corp ‘A’	5,425	281,069
MGM Resorts International *	12,640	265,819
Mohawk Industries Inc *	2,600	482,950
Six Flags Entertainment Corp	6,837	330,979
Standard Pacific Corp *	22,000	198,000

		2,333,907

Energy - 0.3%

Chesapeake Energy Corp	15,270	216,223
Halcon Resources Corp *	2,040	3,142
Kinder Morgan Inc	7,210	303,253

		522,618

Financials - 0.2%

Bank of America Corp	16,130	248,241

		248,241

Industrials - 0.6%

Air Lease Corp	8,060	304,184
The Boeing Co	2,695	404,466
United Rentals Inc *	3,350	305,386

		1,014,036

Materials - 0.6%

Freeport-McMoRan Inc	8,100	153,495
Louisiana-Pacific Corp *	23,800	392,938
Reliance Steel & Aluminum Co	7,540	460,543

		1,006,976

Utilities - 0.2%

NRG Energy Inc	10,200	256,938

Total Common Stocks (Cost $5,082,405)		5,382,716

CLOSED-END MUTUAL FUNDS - 1.8%

Eaton Vance Senior Income Trust	99,130	645,336
First Trust Senior Floating Rate Income Fund II	47,983	662,645
Invesco Senior Income Trust	158,580	751,669
Voya Prime Rate Trust	137,620	762,415

		2,822,065

Total Closed-End Mutual Funds (Cost $2,845,887)		2,822,065

	Principal Amount	Value
CORPORATE BONDS & NOTES - 73.6%

Consumer Discretionary - 10.0%

24 Hour Holdings III LLC 8.000% due 06/01/22 ~	$650,000	$559,000
Beazer Homes USA Inc 5.750% due 06/15/19	1,040,000	1,019,200
7.250% due 02/01/23	400,000	384,000
7.500% due 09/15/21	650,000	638,625
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20 Ω	250,000	186,250
11.250% due 06/01/17 Ω	100,000	73,000
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	100,000	99,750
11.000% due 10/01/21	100,000	88,000
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22 ~	300,000	231,750
CEC Entertainment Inc 8.000% due 02/15/22	500,000	502,500
Cedar Fair LP 5.250% due 03/15/21	300,000	311,250
Family Tree Escrow LLC 5.750% due 03/01/23 ~	650,000	685,750
Greektown Holdings LLC 8.875% due 03/15/19 ~	400,000	424,000
iHeartCommunications Inc 10.000% due 01/15/18	100,000	85,375
Jo-Ann Stores LLC 8.125% due 03/15/19 ~	500,000	505,000
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	250,000	260,625
Landry’s Inc 9.375% due 05/01/20 ~	100,000	107,500
MGM Resorts International 6.750% due 10/01/20	850,000	910,562
Mohawk Industries Inc 3.850% due 02/01/23	480,000	488,070
NCL Corp Ltd (Bermuda) 5.250% due 11/15/19 ~	750,000	772,500
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	400,000	426,000
8.750% PIK due 10/15/21 ~	400,000	426,000
NPC International Inc 10.500% due 01/15/20	400,000	423,000
Penn National Gaming Inc 5.875% due 11/01/21	450,000	450,000
Signet UK Finance PLC (United Kingdom) 4.700% due 06/15/24	650,000	668,431
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	1,750,000	1,806,875
Standard Pacific Corp 8.375% due 01/15/21	500,000	581,250
The Ryland Group Inc 6.625% due 05/01/20	750,000	813,750
The ServiceMaster Co LLC 8.000% due 02/15/20	438,000	464,280
Wyndham Worldwide Corp
3.900% due 03/01/23	350,000	357,342
5.625% due 03/01/21	1,250,000	1,413,262

		16,162,897

Consumer Staples - 2.8%

Albertson’s Holdings LLC 7.750% due 10/15/22 ~	142,000	152,650
Beverages & More Inc 10.000% due 11/15/18 ~	550,000	524,562
HJ Heinz Co 4.875% due 02/15/25 ~	1,150,000	1,249,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-11

PACIFIC FUNDS **

PACIFIC FUNDS STRATEGIC INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
JBS Investments GmbH (Austria) 7.750% due 10/28/20 ~	$700,000	$743,750
JBS USA LLC 7.250% due 06/01/21 ~	250,000	264,375
Reynolds Group Issuer Inc
8.250% due 02/15/21	1,250,000	1,343,750
9.875% due 08/15/19	209,000	224,936

		4,503,211

Energy - 10.1%

American Energy-Permian Basin LLC 7.125% due 11/01/20 ~	1,000,000	772,500
Arch Coal Inc 7.250% due 10/01/20	550,000	198,000
Calumet Specialty Products Partners LP
6.500% due 04/15/21 ~	300,000	292,500
9.625% due 08/01/20	250,000	283,750
Crestwood Midstream Partners LP
6.000% due 12/15/20	750,000	757,500
6.125% due 03/01/22	250,000	253,125
Energy Transfer Partners LP 4.050% due 03/15/25	200,000	202,336
Energy XXI Gulf Coast Inc
6.875% due 03/15/24 ~	350,000	122,500
7.500% due 12/15/21	250,000	91,250
Ensco PLC (United Kingdom) 5.200% due 03/15/25	250,000	251,815
Hiland Partners LP
5.500% due 05/15/22 ~	50,000	51,500
7.250% due 10/01/20 ~	550,000	595,375
Kinder Morgan Energy Partners LP 4.250% due 09/01/24	1,750,000	1,792,816
Linn Energy LLC
6.500% due 05/15/19	750,000	634,219
6.500% due 09/15/21	200,000	156,000
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	1,250,000	1,162,500
Noble Holding International Ltd (Cayman) 6.950% due 04/01/45	1,250,000	1,188,536
Petrobras Global Finance BV (Netherlands)
4.875% due 03/17/20	500,000	450,250
5.375% due 01/27/21	500,000	456,000
Rowan Cos Inc 4.875% due 06/01/22	500,000	481,283
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	500,000	505,000
5.625% due 03/01/25 ~	1,075,000	1,065,594
Sanchez Energy Corp
6.125% due 01/15/23	150,000	135,563
7.750% due 06/15/21	500,000	485,000
Seadrill Ltd (Bermuda) 6.125% due 09/15/17 ~	550,000	467,500
Summit Midstream Holdings LLC 5.500% due 08/15/22	750,000	714,375
Targa Resources Partners LP 5.000% due 01/15/18 ~	200,000	206,500
Tervita Corp (Canada)
8.000% due 11/15/18 ~	150,000	133,875
10.875% due 02/15/18 ~	250,000	141,250
The Williams Cos Inc
3.700% due 01/15/23	1,750,000	1,620,381
4.550% due 06/24/24	150,000	146,088
Transocean Inc (Cayman)
3.800% due 10/15/22	400,000	293,500
6.375% due 12/15/21	250,000	210,000

		16,318,381

	Principal Amount	Value
Financials - 11.0%

AerCap Ireland Capital Ltd (Ireland) 5.000% due 10/01/21 ~	$250,000	$265,938
Ares Capital Corp 3.875% due 01/15/20	800,000	814,872
CBL & Associates LP REIT 4.600% due 10/15/24	1,500,000	1,527,930
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	600,000	617,975
E*TRADE Financial Corp 5.375% due 11/15/22	650,000	687,375
First Data Corp 11.750% due 08/15/21	1,000,000	1,161,250
HCP Inc REIT 3.400% due 02/01/25	1,350,000	1,319,652
Host Hotels & Resorts LP REIT
3.750% due 10/15/23	500,000	507,694
4.750% due 03/01/23	750,000	809,636
Hub International Ltd 7.875% due 10/01/21 ~	700,000	719,250
Jefferies Finance LLC 7.375% due 04/01/20 ~	750,000	731,250
JPMorgan Chase & Co 3.875% due 09/10/24	1,850,000	1,900,139
Morgan Stanley 5.000% due 11/24/25	1,000,000	1,106,039
Och-Ziff Finance Co LLC 4.500% due 11/20/19 ~	1,500,000	1,498,273
Ocwen Financial Corp 6.625% due 05/15/19 ~	450,000	391,500
Outfront Media Capital LLC
5.250% due 02/15/22	300,000	315,000
5.875% due 03/15/25	300,000	318,375
Senior Housing Properties Trust REIT
4.750% due 05/01/24	500,000	519,817
6.750% due 04/15/20	1,000,000	1,142,274
6.750% due 12/15/21	250,000	291,141
The Howard Hughes Corp 6.875% due 10/01/21 ~	1,000,000	1,052,500

		17,697,880

Health Care - 2.7%

CHS/Community Health Systems Inc
6.875% due 02/01/22	400,000	427,500
7.125% due 07/15/20	400,000	424,500
8.000% due 11/15/19	250,000	266,250
DJO Finance LLC 7.750% due 04/15/18	750,000	765,000
Jaguar Holding Co I 9.375% PIK due 10/15/17 ~	500,000	512,500
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	500,000	533,750
Surgical Care Affiliates Inc 6.000% due 04/01/23 ~	75,000	75,938
Tenet Healthcare Corp
5.000% due 03/01/19 ~	250,000	248,750
8.000% due 08/01/20	50,000	52,625
8.125% due 04/01/22	400,000	442,000
Valeant Pharmaceuticals International Inc (Canada)
5.500% due 03/01/23 ~	600,000	609,750
6.125% due 04/15/25 ~	50,000	51,938

		4,410,501

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-12

PACIFIC FUNDS **

PACIFIC FUNDS STRATEGIC INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Industrials - 12.8%

AAF Holdings LLC 12.000% PIK due 07/01/19 ~	$490,140	$463,182
Air Canada Pass-Through Trust ‘B’ (Canada) 3.875% due 03/15/23 ~	550,000	551,375
Air Canada Pass-Through Trust ‘C’ (Canada) 5.000% due 03/15/20 ~	750,000	750,000
Air Lease Corp
3.750% due 02/01/22	1,750,000	1,780,856
4.250% due 09/15/24	1,000,000	1,032,500
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	1,425,819	1,524,628
HD Supply Inc
7.500% due 07/15/20	1,000,000	1,075,000
11.500% due 07/15/20	1,500,000	1,751,250
International Lease Finance Corp 6.250% due 05/15/19	1,700,000	1,861,500
Masco Corp 4.450% due 04/01/25	625,000	646,875
Modular Space Corp 10.250% due 01/31/19 ~	550,000	440,000
Multi-Color Corp 6.125% due 12/01/22 ~	750,000	781,875
Nortek Inc 8.500% due 04/15/21	1,495,000	1,607,125
Owens Corning
4.200% due 12/15/22	500,000	522,612
4.200% due 12/01/24	850,000	878,310
9.000% due 06/15/19	116,000	140,380
Roofing Supply Group LLC 10.000% due 06/01/20 ~	250,000	246,875
The ADT Corp 6.250% due 10/15/21	1,550,000	1,654,625
TMS International Corp 7.625% due 10/15/21 ~	450,000	452,250
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	500,000	503,900
4.750% due 10/11/23	150,000	152,250
United Rentals North America Inc
4.625% due 07/15/23	500,000	506,875
5.500% due 07/15/25	100,000	102,250
USG Corp 5.875% due 11/01/21 ~	750,000	800,625
Valmont Industries Inc 5.250% due 10/01/54	500,000	494,845

		20,721,963

Information Technology - 1.9%

Blackboard Inc 7.750% due 11/15/19 ~	575,000	554,875
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	800,000	795,248
Infor US Inc 6.500% due 05/15/22 ~	250,000	256,875
Keysight Technologies Inc 4.550% due 10/30/24 ~	1,500,000	1,514,289

		3,121,287

Materials - 16.9%

AK Steel Corp
7.625% due 05/15/20	1,300,000	1,124,500
8.375% due 04/01/22	400,000	332,000
ArcelorMittal (Luxembourg)
7.750% due 10/15/39	250,000	263,750
10.600% due 06/01/19	500,000	613,438
Ardagh Finance Holdings SA (Luxembourg) 8.625% PIK due 06/15/19 ~	730,690	764,945

	Principal Amount	Value
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	$1,000,000	$1,007,500
6.750% due 01/31/21 ~	500,000	505,625
7.000% due 11/15/20 ~	167,647	168,695
Berry Plastics Corp 5.500% due 05/15/22	800,000	823,000
Beverage Packaging Holdings Luxembourg II SA (Luxembourg) 6.000% due 06/15/17 ~	1,100,000	1,111,000
BWAY Holding Co 9.125% due 08/15/21 ~	1,150,000	1,201,750
Constellium NV (Netherlands) 8.000% due 01/15/23 ~	500,000	525,000
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	750,000	770,625
Fibria Overseas Finance Ltd (Cayman) 5.250% due 05/12/24	500,000	497,500
FMG Resources Property Ltd (Australia)
6.875% due 02/01/18 ~	222,222	218,333
8.250% due 11/01/19 ~	1,000,000	848,750
Freeport-McMoRan Inc 3.550% due 03/01/22	500,000	463,231
4.000% due 11/14/21	1,000,000	977,431
Glencore Finance Canada Ltd (Canada) 4.250% due 10/25/22 ~	1,650,000	1,698,956
Glencore Funding LLC 4.125% due 05/30/23 ~	1,250,000	1,275,185
Hexion US Finance Corp 6.625% due 04/15/20	750,000	690,000
INEOS Group Holdings SA (Luxembourg) 6.125% due 08/15/18 ~	750,000	757,500
Mustang Merger Corp 8.500% due 08/15/21 ~	500,000	508,750
Novelis Inc (Canada)
8.375% due 12/15/17	1,000,000	1,046,250
8.750% due 12/15/20	1,750,000	1,883,438
Reliance Steel & Aluminum Co 4.500% due 04/15/23	750,000	758,898
Samarco Mineracao SA (Brazil) 5.750% due 10/24/23 ~	500,000	483,500
Sappi Papier Holding GmbH (Austria)
7.750% due 07/15/17 ~	400,000	436,000
8.375% due 06/15/19 ~	850,000	918,000
Sealed Air Corp
4.875% due 12/01/22 ~	750,000	766,875
5.125% due 12/01/24 ~	100,000	103,750
Tronox Finance LLC 6.375% due 08/15/20	800,000	786,000
Vale Overseas Ltd (Cayman) 4.375% due 01/11/22	1,250,000	1,207,838
Wise Metals Group LLC 8.750% due 12/15/18 ~	600,000	640,500
Wise Metals Intermediate Holdings LLC 9.750% due 06/15/19 ~	400,000	434,000
Yamana Gold Inc (Canada) 4.950% due 07/15/24	650,000	640,262

		27,252,775

Telecommunication Services - 4.2%

Digicel Group Ltd (Bermuda) 8.250% due 09/30/20 ~	750,000	754,875
Hughes Satellite Systems Corp 7.625% due 06/15/21	1,250,000	1,379,687
Intelsat Jackson Holdings SA (Luxembourg) 6.625% due 12/15/22	250,000	242,500
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	1,600,000	1,482,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-13

PACIFIC FUNDS **

PACIFIC FUNDS STRATEGIC INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Sprint Communications Inc
6.000% due 11/15/22	$350,000	$333,812
7.000% due 08/15/20	250,000	255,156
Sprint Corp
7.250% due 09/15/21	1,850,000	1,866,187
7.625% due 02/15/25	500,000	500,625

		6,814,842

Utilities - 1.2%

Dynegy Finance I Inc
6.750% due 11/01/19 ~	500,000	518,125
7.625% due 11/01/24 ~	800,000	841,000
RJS Power Holdings LLC 5.125% due 07/15/19 ~	500,000	495,000

		1,854,125

Total Corporate Bonds & Notes (Cost $121,222,931)		118,857,862

SENIOR LOAN NOTES - 13.1%

Consumer Discretionary - 4.6%

Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	1,246,843	1,182,683
CEC Entertainment Inc Term B 4.000% due 02/12/21 §	496,241	491,216
Clear Channel Communications Inc Tranche D 6.928% due 01/30/19 §	500,000	476,750
Las Vegas Sands LLC Term B 3.250% due 12/19/20 §	992,462	992,531
Spin Holdco Inc (1st Lien) 4.250% due 11/14/19 §	988,762	985,673
The Brickman Group Ltd LLC (2nd Lien) 7.500% due 12/17/21 §	750,000	753,750
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	993,728	991,526
The Servicemaster Co LLC 4.250% due 07/01/21 §	746,250	748,268
Tribune Co 4.000% due 12/27/20 §	783,797	785,462

		7,407,859

Consumer Staples - 1.0%

Albertson’s LLC Term B-2
5.375% due 03/21/19 §	346,511	349,056
Term B-4 .
5.500% due 08/25/21 §	500,000	504,722
New Albertson’s Inc Term B 4.750% due 06/30/21 §	248,750	249,683
Reddy Ice Corp Term B (1st Lien) 6.751% due 05/01/19 §	590,475	520,533

		1,623,994

Energy - 1.5%

American Energy - Marcellus LLC (2nd Lien) 8.500% due 08/04/21 §	750,000	565,468
Expro Holdings 5.750% due 09/02/21 §	497,500	426,606
HGIM Corp Term B 5.500% due 06/18/20 §	741,225	510,209
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	1,250,000	659,375
Seadrill Operating LP 4.000% due 02/21/21 §	247,494	197,310

		2,358,968

	Principal Amount	Value
Financials - 0.7%

ROC Finance LLC Term B 5.000% due 06/20/19 §	$493,734	$478,922
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	675,000	622,687

		1,101,609

Health Care - 0.7%

PharMEDium Healthcare Corp (1st Lien) 4.250% due 01/28/21 §	472,778	470,611
Surgery Center Holdings Inc
(1st Lien)
5.250% due 11/03/20 §	498,750	499,997
(2nd Lien)
8.500% due 11/03/21 §	250,000	246,250

		1,216,858

Industrials - 2.1%

Bombardier Recreational Products Inc Term B 4.000% due 01/30/19 §	750,000	750,156
Gates Global LLC 4.250% due 07/05/21 §	995,000	992,435
GYP Holdings III Corp (1st Lien) 4.750% due 04/01/21 §	1,241,869	1,211,598
Husky Injection Molding Systems Ltd 4.250% due 06/30/21 §	497,500	497,056

		3,451,245

Information Technology - 1.0%

Activision Blizzard 3.250% due 10/11/20 §	814,753	819,336
Avago Technologies Cayman Ltd 3.750% due 05/06/21 §	863,517	866,378

		1,685,714

Materials - 1.5%

BWAY Intermediate Co Inc 5.500% due 08/14/20 §	992,500	1,001,805
FMG Resources Property Ltd (Australia) 3.750% due 06/30/19 §	1,235,589	1,120,415
Mauser Holding GMBH (2nd Lien) 8.250% due 07/31/22 §	250,000	245,000

		2,367,220

Total Senior Loan Notes (Cost $22,683,164)		21,213,467

MORTGAGE-BACKED SECURITIES - 0.2%

Collateralized Mortgage Obligations - Commercial - 0.2%

Hilton USA Trust 2.923% due 11/05/30 “ § ~	246,366	246,980

Total Mortgage-Backed Securities (Cost $246,366)		246,980

ASSET-BACKED SECURITIES - 0.9%

Carlyle Global Market Strategies CLO Ltd 3.368% due 07/27/26 " § ~	750,000	750,467
Race Point VI CLO Ltd 3.343% due 05/24/23 " § ~	750,000	742,964

		1,493,431

Total Asset-Backed Securities (Cost $1,494,375)		1,493,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-14

PACIFIC FUNDS **

PACIFIC FUNDS STRATEGIC INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
SHORT-TERM INVESTMENT - 7.3%

Money Market Fund - 7.3%

BlackRock Liquidity Funds T-Fund Portfolio	11,721,147	$11,721,147

Total Short-Term Investment (Cost $11,721,147)		11,721,147

TOTAL INVESTMENTS - 100.2% (Cost $165,496,275)		161,797,507

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(334,728)

NET ASSETS - 100.0%		$161,462,779

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	73.6%
Senior Loan Notes	13.1%
Short-Term Investment	7.3%
Common Stocks	3.3%
Other (each less than 3.0%)	2.9%

100.2%
Other Assets & Liabilities, Net	(0.2%)

100.0%

(b)	Investments with a total aggregate value of $259,250 or 0.2% of the fund’s net assets were in default as of March 31, 2015.

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$59,839	$—	$59,839	$—
	Common Stocks (1)	5,382,716	5,382,716	—	—
	Closed-End Mutual Funds	2,822,065	2,822,065	—	—
	Corporate Bonds & Notes	118,857,862	—	118,857,862	—
	Senior Loan Notes	21,213,467	—	21,213,467	—
	Mortgage-Backed Securities	246,980	—	246,980	—
	Asset-Backed Securities	1,493,431	—	1,493,431	—
	Short-Term Investment	11,721,147	11,721,147	—	—

	Total	$161,797,507	$19,925,928	$141,871,579	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-15

PACIFIC FUNDS **

PACIFIC FUNDSSM FLOATING RATE INCOME **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 0.4%

Consumer Discretionary - 0.3%

NPC International Inc 10.500% due 01/15/20	$2,350,000	$2,485,121

Industrials - 0.1%

United Rentals North America Inc 4.625% due 07/15/23	725,000	734,969

Total Corporate Bonds & Notes (Cost $3,172,979)		3,220,090

SENIOR LOAN NOTES - 98.6%

Consumer Discretionary - 27.9%

24 Hour Fitness Worldwide 4.750% due 05/28/21 §	4,466,250	4,459,274
Affinia Group Inc Tranche B-2 4.750% due 04/27/20 §	2,346,862	2,352,729
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	19,764,887	18,747,825
Caesars Growth Properties Holdings LLC Term B (1st Lien) 6.250% due 05/08/21 §	4,466,250	3,973,846
CEC Entertainment Inc Term B 4.000% due 02/12/21 §	15,221,250	15,067,135
ClubCorp Club Operations Inc 4.500% due 07/24/20 §	15,591,636	15,693,963
CS Intermediate Holdco 2 LLC 4.000% due 04/04/21 §	2,977,500	2,974,895
Dollar Tree Inc Term B 4.250% due 03/09/22 §	4,000,000	4,046,876
Federal-Mogul Corp Tranche C 4.750% due 04/15/21 §	13,432,500	13,412,351
Great Wolf Resorts Inc Term B 5.750% due 08/06/20 §	1,989,873	1,996,506
Interactive Data Corp 4.750% due 05/02/21 §	4,198,175	4,223,759
Jo-Ann Stores Inc Term B 4.000% due 03/16/18 §	7,640,467	7,611,815
due 03/18/18 µ	2,000,000	1,992,500
Leonardo Acquisition Corp (1st Lien) 4.250% due 01/29/21 §	10,122,651	10,109,997
Leslie’s Poolmart Inc Tranche B 4.250% due 10/16/19 §	11,017,948	10,990,403
Michaels Stores Inc 4.000% due 01/28/20 §	6,206,281	6,222,349
New Red Finance Inc Term B (Canada) 4.500% due 09/30/21 §	10,407,289	10,523,403
Nine West Holdings Inc
4.750% due 10/08/19 §	3,141,966	2,982,251
6.250% due 01/08/20 §	2,250,000	1,898,438
NPC International Inc 4.000% due 12/28/18 §	1,492,308	1,471,788
Petsmart Inc 5.000% due 03/11/22 §	2,500,000	2,521,308
Playa Resorts Holding BV (Netherlands) 4.000% due 08/09/19 §	9,366,150	9,357,374
Scientific Games Term B-2 6.000% due 10/01/21 §	1,496,250	1,501,653
Spin Holdco Inc (1st Lien) 4.250% due 11/14/19 §	11,822,881	11,785,934

	Principal Amount	Value
The Brickman Group Ltd LLC
(1st Lien)
4.000% due 12/18/20 §	$6,451,127	$6,425,142
(2nd Lien)
7.500% due 12/17/21 §	8,333,333	8,375,000
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	16,791,637	16,754,427
The Servicemaster Co LLC 4.250% due 07/01/21 §	8,457,500	8,480,369
Term B due 06/24/21 µ	500,000	501,352
Tribune Co 4.000% due 12/27/20 §	3,749,179	3,757,146

		210,211,808

Consumer Staples - 10.2%

Albertson’s LLC Term B-2 5.375% due 03/21/19 §	7,418,684	7,473,167
Term B-3 5.000% due 08/23/19 §	3,000,000	3,022,734
Term B-4 5.500% due 08/25/21 §	13,000,000	13,122,772
BJ’s Wholesale Club Inc (1st Lien) 4.500% due 09/26/19 §	1,960,209	1,964,037
New Albertson’s Inc Term B 4.750% due 06/30/21 §	8,208,750	8,239,533
Performance Food Group Inc (2nd Lien) 6.250% due 11/14/19 §	4,912,500	4,932,970
Reddy Ice Corp Term B (1st Lien) 6.751% due 05/01/19 §	10,303,384	9,082,948
Reynolds Group Holdings due 12/31/18 µ	5,000,000	5,025,445
Rite Aid Corp Tranche 1 (2nd Lien) 5.750% due 08/21/20 §	10,860,930	10,965,011
Smart & Final Inc (1st Lien) 4.750% due 11/15/19 §	6,427,672	6,465,165
US Foods Inc 4.500% due 03/31/19 §	6,877,500	6,886,709

		77,180,491

Energy - 4.9%

Expro Holdings 5.750% due 09/02/21 §	5,713,769	4,899,557
Fieldwood Energy LLC (2nd Lien) 8.375% due 09/30/20 §	7,200,000	5,298,754
HGIM Corp Term B 5.500% due 06/18/20 §	15,526,093	10,687,122
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	18,850,882	9,943,840
Seadrill Operating LP 4.000% due 02/21/21 §	7,614,314	6,070,374

		36,899,647

Financials - 8.2%

Amwins Group (1st Lien) 5.250% due 09/06/19 §	9,813,366	9,893,100
HUB International Ltd 4.000% due 10/02/20 §	15,016,439	14,916,325
RE/MAX LLC 4.250% due 07/31/20 §	5,992,649	5,966,431
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	10,700,000	9,870,750
TransUnion LLC 4.000% due 04/09/21 §	5,197,500	5,203,997
USI Inc 4.250% due 12/27/19 §	16,318,945	16,237,350

		62,087,953

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-16

PACIFIC FUNDS **

PACIFIC FUNDS FLOATING RATE INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Health Care - 3.2%

Biomet Inc Term B-2 3.674% due 07/25/17 §	$7,780,523	$7,779,987
CHS/Community Health Systems Inc Term F 3.428% due 12/31/18 §	2,000,000	2,002,678
Par Pharmaceutical Cos Inc Term B-2 4.000% due 09/30/19 §	5,110,884	5,110,884
Term B-3 4.250% due 09/30/19 §	2,493,750	2,504,660
PharMEDium Healthcare Corp (1st Lien) 4.250% due 01/28/21 §	1,225,319	1,219,703
Valent Pharmaceuticals Inc due 03/11/22 µ	5,500,000	5,531,796

		24,149,708

Industrials - 28.7%

Accudyne Industries LLC due 12/13/19 µ	5,000,000	4,756,250
AlixPartners LLP (2nd Lien) 9.000% due 07/10/21 §	12,550,000	12,659,813
Term B-2 (1st Lien) 4.000% due 07/10/20 §	6,661,224	6,698,693
Allflex Holdings III Inc (1st Lien) 4.250% due 07/17/20 §	6,648,750	6,657,061
(2nd Lien)
8.000% due 07/19/21 §	4,405,000	4,414,176
Allied Security Holdings LLC
(1st Lien)
4.250% due 02/12/21 §	6,530,847	6,542,074
(2nd Lien)
8.000% due 08/13/21 §	8,126,712	8,136,871
Apex Tool Group LLC 4.500% due 01/31/20 §	5,635,000	5,541,673
Atkore International Inc (1st Lien) 4.500% due 04/09/21 §	2,471,275	2,446,562
CAMP SYSTEMS (2nd Lien) 8.250% due 11/29/19 §	3,102,628	3,108,446
Capital Safety North America Holdings Inc (2nd Lien) 6.500% due 03/28/22 §	3,000,000	2,951,250
Crosby US Acquisition Corp (2nd Lien) 7.000% due 11/22/21 §	4,000,000	3,560,000
EWT Holdings III Corp
(1st Lien)
4.750% due 01/15/21 §	10,805,876	10,799,123
(2nd Lien)
8.500% due 01/15/22 §	3,250,000	3,201,250
Gates Global LLC 4.250% due 07/05/21 §	17,661,250	17,615,719
GYP Holdings III Corp (1st Lien) 4.750% due 04/01/21 §	10,676,837	10,416,589
(2nd Lien)
7.750% due 04/01/22 §	5,250,000	5,145,000
HD Supply Inc 4.000% due 06/28/18 §	7,000,000	7,021,000
Husky Injection Molding Systems Ltd 4.250% due 06/30/21 §	4,726,250	4,722,029
(2nd Lien)
7.250% due 06/30/22 §	1,250,000	1,227,084

	Principal Amount	Value
LM US Member LLC
4.750% due 10/25/19 §	$582,090	$583,909
(1st Lien)
4.750% due 10/25/19 §	14,666,214	14,712,045
(2nd Lien)
8.250% due 01/25/21 §	8,125,000	8,064,063
Onex Wizard Acquisition Co due 03/31/20 µ	3,000,000	3,033,282
Ply Gem Industries Inc 4.000% due 02/01/21 §	12,517,313	12,423,433
Rexnord LLC Term B 4.000% due 08/21/20 §	14,075,327	14,097,947
Roofing Supply Group LLC 5.000% due 05/31/19 §	12,867,481	12,712,003
SIG Combibloc Group 5.250% due 03/11/22 §	2,000,000	2,022,188
SRS Distribution Inc 4.750% due 09/01/19 §	2,404,041	2,407,546
Transdigm Inc Term C 3.750% due 02/28/20 §	11,297,739	11,296,857
Tranche D
3.750% due 06/04/21 §	6,451,250	6,449,908
Waste Industries USA Inc 4.250% due 02/28/20 §	1,000,000	1,004,375

		216,428,219

Information Technology - 2.6%

Applied Systems Inc (1st Lien) 4.286% due 01/25/21 §	493,750	494,552
(2nd Lien)
7.500% due 01/24/22 §	3,120,000	3,119,220
Excelitas Technologies Corp Term B 6.000% due 11/02/20 §	5,018,948	5,047,180
Freescale Semiconductor Inc Tranche B-5 due 01/15/21 µ	10,500,000	10,569,374

		19,230,326

Materials - 11.2%

Ardagh Holdings USA Inc 4.000% due 12/17/19 §	15,193,324	15,262,955
BWAY Intermediate Co Inc 5.500% due 08/14/20 §	16,874,366	17,032,563
Emerald Performance Materials LLC (1st Lien) 4.500% due 07/30/21 §	3,980,000	3,988,290
(2nd Lien)
7.750% due 08/01/22 §	750,000	736,875
FMG Resources Property Ltd (Australia) 3.750% due 06/30/19 §	9,210,999	8,352,405
Headwaters Inc Term B 4.500% due 03/24/22 §	1,750,000	1,759,844
Ineous US Finance LLC due 03/11/22 µ	500,000	500,938
Mauser Holding Gmbh (2nd Lien) 8.250% due 07/31/22 §	2,000,000	1,960,000
Nexeo Solutions LLC 5.000% due 09/08/17 §	1,488,372	1,452,093
Term B-2
5.000% due 09/08/17 §	1,732,234	1,690,371
Term B-3
5.000% due 09/08/17 §	7,529,688	7,346,151
Quikrete Holdings Inc (2nd Lien) 7.000% due 03/26/21 §	8,444,211	8,502,264
Univar Inc Term B 5.000% due 06/30/17 §	16,003,403	16,007,147

		84,591,896

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-17

PACIFIC FUNDS **

PACIFIC FUNDS FLOATING RATE INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Telecommunication Services - 0.8%

Level 3 Financing Inc Tranche B 4.000% due 01/15/20 §	$6,300,000	$6,322,315

Utilities - 0.9%

Power Borrower LLC (1st Lien) 4.250% due 05/06/20 §	5,060,464	5,035,162
(2nd Lien)
8.250% due 11/06/20 §	1,500,000	1,466,250

		6,501,412

Total Senior Loan Notes (Cost $768,659,629)		743,603,775

	Shares
SHORT-TERM INVESTMENT - 3.6%

Money Market Fund - 3.6%

BlackRock Liquidity Funds T-Fund Portfolio	27,520,077	27,520,077

Total Short-Term Investment (Cost $27,520,077)		27,520,077

TOTAL INVESTMENTS - 102.6% (Cost $799,352,685)		774,343,942

OTHER ASSETS & LIABILITIES, NET - (2.6%)		(19,803,377)

NET ASSETS - 100.0%		$754,540,565

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Industrials	28.8%
Consumer Discretionary	28.2%
Materials	11.2%
Consumer Staples	10.2%
Financials	8.2%
Energy	4.9%
Short-Term Investment	3.6%
Health Care	3.2%
Others (each less than 3.0%)	4.3%

	102.6%
Other Assets & Liabilities, Net	(2.6%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$3,220,090	$—	$3,220,090	$—
	Senior Loan Notes	743,603,775	—	740,043,775	3,560,000
	Short-Term Investment	27,520,077	27,520,077	—	—

	Total	$774,343,942	$27,520,077	$743,263,865	$3,560,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-18

PACIFIC FUNDS **

PACIFIC FUNDSSM LIMITED DURATION HIGH INCOME **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 53.7%

Consumer Discretionary - 13.0%

Beazer Homes USA Inc 5.750% due 06/15/19	$450,000	$441,000
Cablevision Systems Corp 8.625% due 09/15/17	150,000	169,125
CCOH Safari LLC 5.500% due 12/01/22	350,000	358,750
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	400,000	423,500
Family Tree Escrow LLC 5.250% due 03/01/20 ~	250,000	263,125
FCA US LLC 8.250% due 06/15/21	250,000	278,528
iHeartCommunications Inc 10.000% due 01/15/18	400,000	341,500
Landry’s Inc 9.375% due 05/01/20 ~	150,000	161,250
Lennar Corp 4.500% due 06/15/19	300,000	310,500
MGM Resorts International 6.750% due 10/01/20	250,000	267,813
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	48,000	49,200
Michaels Stores Inc 5.875% due 12/15/20 ~	300,000	309,750
NCL Corp Ltd (Bermuda)
5.000% due 02/15/18	150,000	153,750
5.250% due 11/15/19 ~	250,000	257,500
Neiman Marcus Group Ltd LLC 8.000% due 10/15/21 ~	150,000	159,750
NPC International Inc 10.500% due 01/15/20	350,000	370,125
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	250,000	258,125
The Ryland Group Inc 6.625% due 05/01/20	400,000	434,000

		5,007,291

Consumer Staples - 1.9%

Beverages & More Inc 10.000% due 11/15/18 ~	300,000	286,125
Reynolds Group Issuer Inc 8.250% due 02/15/21	250,000	268,750
Spectrum Brands Inc 6.750% due 03/15/20	150,000	158,625

		713,500

Energy - 3.6%

Chaparral Energy Inc 8.250% due 09/01/21	300,000	210,000
Halcon Resources Corp 9.750% due 07/15/20	200,000	142,000
Linn Energy LLC 6.500% due 05/15/19	350,000	295,969
Regency Energy Partners LP 6.500% due 07/15/21	150,000	157,875
SandRidge Energy Inc 7.500% due 03/15/21	300,000	187,500
Seadrill Ltd (Bermuda) 6.125% due 09/15/17 ~	200,000	170,000
Tervita Corp (Canada) 8.000% due 11/15/18 ~	250,000	223,125

		1,386,469

	Principal Amount	Value
Financials - 1.5%

Jefferies Finance LLC 7.375% due 04/01/20 ~	$200,000	$195,000
Ocwen Financial Corp 6.625% due 05/15/19 ~	450,000	391,500

		586,500

Health Care - 6.0%

Biomet Inc 6.500% due 08/01/20	150,000	159,375
CHS/Community Health Systems Inc 7.125% due 07/15/20	350,000	371,438
DJO Finance LLC 7.750% due 04/15/18	150,000	153,000
HCA Inc 7.500% due 02/15/22	350,000	409,063
Tenet Healthcare Corp
5.000% due 03/01/19 ~	500,000	497,500
8.000% due 08/01/20	200,000	210,500
Valeant Pharmaceuticals International Inc (Canada) 5.500% due 03/01/23 ~	500,000	508,125

		2,309,001

Industrials - 6.9%

HD Supply Inc 11.500% due 07/15/20	550,000	642,125
Modular Space Corp 10.250% due 01/31/19 ~	300,000	240,000
Nortek Inc 8.500% due 04/15/21	250,000	268,750
Roofing Supply Group LLC 10.000% due 06/01/20 ~	150,000	148,125
The ADT Corp 6.250% due 10/15/21	300,000	320,250
The Hertz Corp 5.875% due 10/15/20	300,000	309,750
TransDigm Inc 5.500% due 10/15/20	250,000	248,125
United Airlines Pass-Through Trust ‘B’ 5.375% due 02/15/23	143,359	149,796
United Rentals North America Inc 7.375% due 05/15/20	300,000	325,688

		2,652,609

Information Technology - 2.5%

Blackboard Inc 7.750% due 11/15/19 ~	200,000	193,000
BMC Software Inc 7.250% due 06/01/18	100,000	97,000
NXP BV (Netherlands) 5.750% due 02/15/21 ~	150,000	159,188
Sanmina Corp 4.375% due 06/01/19 ~	500,000	498,750

		947,938

Materials - 11.2%

AK Steel Corp 7.625% due 05/15/20	250,000	216,250
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	200,000	196,500
ArcelorMittal (Luxembourg)
6.125% due 06/01/18	150,000	161,550
10.600% due 06/01/19	150,000	184,031
Ardagh Finance Holdings SA (Luxembourg) 8.625% PIK due 06/15/19 ~	208,768	218,555
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	200,000	201,500
9.125% due 10/15/20 ~	200,000	215,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-19

PACIFIC FUNDS **

PACIFIC FUNDS LIMITED DURATION HIGH INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Berry Plastics Corp 5.500% due 05/15/22	$400,000	$411,500
Beverage Packaging Holdings Luxembourg II SA (Luxembourg) 6.000% due 06/15/17 ~	250,000	252,500
BWAY Holding Co 9.125% due 08/15/21 ~	200,000	209,000
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	250,000	256,875
Hexion US Finance Corp 6.625% due 04/15/20	150,000	138,000
Novelis Inc (Canada) 8.750% due 12/15/20	500,000	538,125
Sappi Papier Holding GmbH (Austria) 7.750% due 07/15/17 ~	350,000	381,500
Sealed Air Corp 4.875% due 12/01/22 ~	250,000	255,625
Tronox Finance LLC 6.375% due 08/15/20	200,000	196,500
Wise Metals Group LLC 8.750% due 12/15/18 ~	250,000	266,875

		4,299,886

Telecommunication Services - 5.3%

CenturyLink Inc 5.625% due 04/01/20	150,000	158,063
Hughes Satellite Systems Corp 7.625% due 06/15/21	400,000	441,500
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	400,000	370,500
Level 3 Financing Inc 7.000% due 06/01/20	300,000	321,750
Sprint Communications Inc
6.000% due 11/15/22	150,000	143,063
9.000% due 11/15/18 ~	150,000	172,500
T-Mobile USA Inc 6.464% due 04/28/19	150,000	155,063
WaveDivision Escrow LLC 8.125% due 09/01/20 ~	250,000	271,563

		2,034,002

Utilities - 1.8%

Dynegy Finance I Inc 6.750% due 11/01/19 ~	300,000	310,875
GenOn Energy Inc 9.875% due 10/15/20	150,000	152,625
NRG Energy Inc 7.625% due 01/15/18	200,000	220,750

		684,250

Total Corporate Bonds & Notes (Cost $21,230,576)		20,621,446

SENIOR LOAN NOTES - 43.9%

Consumer Discretionary - 11.0%

Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	246,875	234,171
CEC Entertainment Inc Term B 4.000% due 02/12/21 §	495,000	489,988
ClubCorp Club Operations Inc 4.500% due 07/24/20 §	500,000	503,281
Leslie’s Poolmart Inc Tranche B 4.250% due 10/16/19 §	494,298	493,063
New Red Finance Inc Term B 4.500% due 09/30/21 §	495,585	501,114
Nine West Holdings Inc 4.750% due 10/08/19 §	496,250	471,024

	Principal Amount	Value
Playa Resorts Holding BV 4.000% due 08/09/19 §	$494,361	$493,898
The Brickman Group Ltd LLC (2nd Lien) 7.500% due 12/17/21 §	300,000	301,500
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	493,763	492,668
Tribune Co 4.000% due 12/27/20 §	230,528	231,018

		4,211,725

Consumer Staples - 7.3%

Albertson’s LLC Term B-2
5.375% due 03/21/19 §	248,128	249,950
Term B-4
5.550% due 08/25/21 §	500,000	504,722
BJ’s Wholesale Club Inc (2nd Lien) 8.500% due 03/26/20 §	250,000	250,312
Performance Food Group Inc (2nd Lien) 6.250% due 11/14/19 §	245,625	246,649
Reddy Ice Corp Term B (1st Lien) 6.751% due 05/01/19 §	493,089	434,682
Sprouts Farmers Markets Holdings LLC 4.000% due 04/23/20 §	869,615	873,239
US Foods Inc 4.500% due 03/31/19 §	245,625	245,954

		2,805,508

Energy - 3.2%

American Energy-Marcellus LLC (2nd Lien) 8.500% due 08/04/21 §	250,000	188,489
Crestwood Holdings LLC Term B-1 7.000% due 06/19/19 §	237,869	225,530
HGIM Corp Term B 5.500% due 06/18/20 §	246,250	169,502
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	500,000	263,750
Seadrill Operating LP 4.000% due 02/21/21 §	493,750	393,633

		1,240,904

Financials - 4.2%

Amwins Group (1st Lien) 5.250% due 09/06/19 §	245,609	247,604
HUB International Ltd 4.000% due 10/02/20 §	246,263	244,621
RE/MAX LLC 4.250% due 07/31/20 §	221,950	220,979
Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	650,000	599,625
USI Inc 4.250% due 12/27/19 §	295,500	294,022

		1,606,851

Health Care - 0.9%

Biomet Inc Term B-2 3.674% due 07/25/17 §	232,409	232,393
CHS/Community Health Systems Inc Term D 4.250% due 01/27/21 §	98,750	99,347

		331,740

Industrials - 10.7%

Accudyne Industries LLC 4.000% due 12/13/19 §	703,493	669,197
AlixPartners LLP Term B-2 (1st Lien)
4.000% due 07/10/20 §	246,289	247,674
(2nd Lien)
9.000% due 07/10/21 §	450,000	453,937

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-20

PACIFIC FUNDS **

PACIFIC FUNDS LIMITED DURATION HIGH INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Crosby US Acquisition Corp (1st Lien) 3.750% due 11/23/20 §	$494,988	$459,101
EWT Holdings III Corp (1st Lien) 4.750% due 01/15/21 §	296,250	296,065
Gates Global LLC 4.250% due 07/05/21 §	497,500	496,217
LM US Member LLC 4.750% due 10/25/19 §	9,471	9,501
(1st Lien) 4.750% due 10/25/19 §	238,638	239,384
Ply Gem Industries Inc 4.000% due 02/01/21 §	495,000	491,287
Rexnord LLC Term B 4.000% due 08/21/20 §	246,250	246,646
Roofing Supply Group LLC 5.000% due 05/31/19 §	494,924	488,944

		4,097,953

Information Technology - 1.9%

Freescale Semiconductor Inc Tranche B5 due 01/15/21 µ	500,000	503,304
Infor (US) Inc Tranche B-3 3.750% due 06/03/20 §	239,968	237,868

		741,172

Materials - 3.4%

FMG Resources Property Ltd (Australia) 3.750% due 06/30/19 §	493,734	447,711
Nexeo Solutions LLC Term B-2 5.000% due 09/08/17 §	395,939	386,370
Quikrete Holdings Inc (1st Lien)
4.000% due 09/28/20 §	236,336	236,484
(2nd Lien)
7.000% due 03/26/21 §	221,053	222,572

		1,293,137

Telecommunication Services - 1.3%

Level 3 Financing Inc Tranche B 4.500% due 01/31/22 §	250,000	251,630
WaveDivision Holdings LLC 4.000% due 10/15/19 §	246,843	246,175

		497,805

Total Senior Loan Notes (Cost $17,712,826)		16,826,795

	Shares	Value
SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

BlackRock Liquidity Funds T-Fund Portfolio	837,702	$837,702

Total Short-Term Investment (Cost $837,702)		837,702

TOTAL INVESTMENTS - 99.8% (Cost $39,781,104)		38,285,943

OTHER ASSETS & LIABILITIES, NET - 0.2%		62,720

NET ASSETS - 100.0%		$38,348,663

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	24.0%
Industrials	17.6%
Materials	14.6%
Consumer Staples	9.2%
Health Care	6.9%
Energy	6.8%
Telecommunication Services	6.6%
Financials	5.7%
Information Technology	4.4%
Others (each less than 3.0%)	4.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$20,621,446	$—	$20,621,446	$—
	Senior Loan Notes	16,826,795	—	16,826,795	—
	Short-Term Investment	837,702	837,702	—	—

	Total	$38,285,943	$837,702	$37,448,241	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-21

PACIFIC FUNDS **

PACIFIC FUNDSSM HIGH INCOME **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 1.8%

Consumer Discretionary - 0.5%

Cedar Fair LP	1,585	$90,979
Las Vegas Sands Corp	1,985	109,254
MGM Resorts International *	4,340	91,270

		291,503

Energy - 0.6%

Chesapeake Energy Corp	2,460	34,834
Continental Resources Inc *	1,400	61,138
EOG Resources Inc	600	55,014
Kinder Morgan Inc	2,580	108,515
Pioneer Natural Resources Co	400	65,404

		324,905

Financials - 0.2%

Bank of America Corp	6,400	98,496

Industrials - 0.5%

Air Lease Corp	3,200	120,768
The Boeing Co	870	130,570

		251,338

Total Common Stocks (Cost $935,857)		966,242

CLOSED-END MUTUAL FUNDS - 2.1%

Eaton Vance Senior Income Trust	43,416	282,638
First Trust Senior Floating Rate Income Fund II	20,932	289,071
Invesco Senior Income Trust	60,024	284,514
Voya Prime Rate Trust	51,720	286,529

		1,142,752

Total Closed-End Mutual Funds (Cost $1,114,741)		1,142,752

	Principal Amount
CORPORATE BONDS & NOTES - 84.5%

Consumer Discretionary - 20.2%

24 Hour Holdings III LLC 8.000% due 06/01/22 ~	$325,000	279,500
99 Cents Only Stores LLC 11.000% due 12/15/19	200,000	211,000
Beazer Homes USA Inc
5.750% due 06/15/19	75,000	73,500
7.250% due 02/01/23	100,000	96,000
7.500% due 09/15/21	425,000	417,562
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20 Ω	175,000	130,375
11.250% due 06/01/17 Ω	100,000	73,000
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	50,000	49,875
11.000% due 10/01/21	750,000	660,000
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22 ~	100,000	77,250
CCO Holdings LLC 5.750% due 09/01/23	350,000	367,063
CCOH Safari LLC
5.500% due 12/01/22	25,000	25,625
5.750% due 12/01/24	50,000	51,625
CEC Entertainment Inc 8.000% due 02/15/22	550,000	552,750
Cedar Fair LP
5.250% due 03/15/21	500,000	518,750
5.375% due 06/01/24 ~	25,000	25,594

	Principal Amount	Value
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	$50,000	$50,125
6.375% due 09/15/20 ~	350,000	370,562
Clear Channel Worldwide Holdings Inc 7.625% due 03/15/20	475,000	502,312
Dana Holding Corp 6.750% due 02/15/21	325,000	344,500
DISH DBS Corp
5.125% due 05/01/20	50,000	50,500
6.750% due 06/01/21	150,000	160,125
Family Tree Escrow LLC 5.750% due 03/01/23 ~	75,000	79,125
Greektown Holdings LLC 8.875% due 03/15/19 ~	125,000	132,500
Hilton Worldwide Finance LLC 5.625% due 10/15/21	250,000	264,375
Icahn Enterprises LP 5.875% due 02/01/22	325,000	335,969
iHeartCommunications Inc
10.000% due 01/15/18	50,000	42,687
11.250% due 03/01/21	100,000	102,625
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	300,000	303,000
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	150,000	156,375
Landry’s Inc 9.375% due 05/01/20 ~	400,000	430,000
Live Nation Entertainment Inc 5.375% due 06/15/22 ~	410,000	420,250
MGM Resorts International
6.000% due 03/15/23	250,000	258,125
6.750% due 10/01/20	150,000	160,687
Michaels FinCo Holdings LLC 7.500% PIK due 08/01/18 ~	20,000	20,500
Michaels Stores Inc 5.875% due 12/15/20 ~	200,000	206,500
NCL Corp Ltd (Bermuda) 5.250% due 11/15/19 ~	275,000	283,250
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	50,000	53,250
8.750% PIK due 10/15/21 ~	575,000	612,375
NPC International Inc 10.500% due 01/15/20	150,000	158,625
Penn National Gaming Inc 5.875% due 11/01/21	350,000	350,000
Sinclair Television Group Inc 6.375% due 11/01/21	200,000	212,500
Standard Pacific Corp 6.250% due 12/15/21	525,000	559,125
The Ryland Group Inc
5.375% due 10/01/22	100,000	100,250
6.625% due 05/01/20	75,000	81,375
The ServiceMaster Co LLC 8.000% due 02/15/20	52,000	55,120
Unitymedia Hessen GmbH & Co KG (Germany) 5.000% due 01/15/25 ~	225,000	227,813
Wolverine World Wide Inc 6.125% due 10/15/20	250,000	268,125

		10,962,119

Consumer Staples - 4.2%

Albertson’s Holdings LLC 7.750% due 10/15/22 ~	132,000	141,900
Beverages & More Inc 10.000% due 11/15/18 ~	75,000	71,531
HJ Heinz Co 4.875% due 02/15/25 ~	275,000	298,719
JBS Investments GmbH (Austria) 7.750% due 10/28/20 ~	200,000	212,500
JBS USA LLC 7.250% due 06/01/21 ~	100,000	105,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-22

PACIFIC FUNDS **

PACIFIC FUNDS HIGH INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Post Holdings Inc 6.000% due 12/15/22 ~	$150,000	$145,313
Reynolds Group Issuer Inc 8.250% due 02/15/21	650,000	698,750
Rite Aid Corp
6.125% due 04/01/23 ~	50,000	51,500
6.750% due 06/15/21	250,000	267,187
The WhiteWave Foods Co 5.375% due 10/01/22	250,000	269,375

		2,262,525

Energy - 11.6%

Alpha Natural Resources Inc 6.000% due 06/01/19	100,000	28,500
American Energy-Permian Basin LLC
7.125% due 11/01/20 ~	75,000	57,937
7.375% due 11/01/21 ~	50,000	38,250
Arch Coal Inc
7.250% due 10/01/20	50,000	18,000
7.250% due 06/15/21	50,000	11,375
Calumet Specialty Products Partners LP 6.500% due 04/15/21 ~	250,000	243,750
Chaparral Energy Inc 8.250% due 09/01/21	200,000	140,000
Chesapeake Energy Corp 5.375% due 06/15/21	225,000	219,375
Cimarex Energy Co 5.875% due 05/01/22	225,000	240,750
Concho Resources Inc 5.500% due 04/01/23	225,000	227,813
Crestwood Midstream Partners LP 6.125% due 03/01/22	425,000	430,313
Energy XXI Gulf Coast Inc 6.875% due 03/15/24 ~	125,000	43,750
EP Energy LLC 6.875% due 05/01/19	100,000	103,000
Halcon Resources Corp
8.875% due 05/15/21	25,000	17,562
9.750% due 07/15/20	175,000	124,250
Hiland Partners LP
5.500% due 05/15/22 ~	25,000	25,750
7.250% due 10/01/20 ~	225,000	243,562
Hilcorp Energy I LP 7.625% due 04/15/21 ~	225,000	235,125
Linn Energy LLC
6.500% due 05/15/19	200,000	169,125
6.500% due 09/15/21	50,000	39,000
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	50,000	46,350
6.500% due 03/15/21 ~	250,000	232,500
Memorial Resource Development Corp 5.875% due 07/01/22 ~	175,000	163,625
Newfield Exploration Co 5.375% due 01/01/26	100,000	101,200
Peabody Energy Corp 10.000% due 03/15/22 ~	100,000	89,000
QEP Resources Inc 6.875% due 03/01/21	150,000	160,125
Regency Energy Partners LP
5.000% due 10/01/22	50,000	52,250
5.750% due 09/01/20	350,000	379,750
Rice Energy Inc 7.250% due 05/01/23 ~	125,000	125,156
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	200,000	202,000
5.625% due 03/01/25 ~	400,000	396,500
Sanchez Energy Corp
6.125% due 01/15/23	50,000	45,188
7.750% due 06/15/21	325,000	315,250
SandRidge Energy Inc 7.500% due 03/15/21	215,000	134,375

	Principal Amount	Value
Seadrill Ltd (Bermuda) 6.125% due 09/15/17 ~	$250,000	$212,500
Summit Midstream Holdings LLC 5.500% due 08/15/22	150,000	142,875
Targa Pipeline Partners LP 6.625% due 10/01/20	350,000	362,250
Tervita Corp (Canada)
8.000% due 11/15/18 ~	75,000	66,938
10.875% due 02/15/18 ~	25,000	14,125
Triangle USA Petroleum Corp 6.750% due 07/15/22 ~	100,000	81,250
Whiting Petroleum Corp 6.250% due 04/01/23 ~	125,000	124,531
WPX Energy Inc 6.000% due 01/15/22	225,000	210,375

		6,315,300

Financials - 4.3%

E*TRADE Financial Corp 5.375% due 11/15/22	200,000	211,500
First Data Corp
10.625% due 06/15/21	32,000	36,560
12.625% due 01/15/21	425,000	504,687
HUB International Ltd 7.875% due 10/01/21 ~	175,000	179,813
Jefferies Finance LLC 7.375% due 04/01/20 ~	450,000	438,750
Ocwen Financial Corp 6.625% due 05/15/19 ~	125,000	108,750
Outfront Media Capital LLC
5.250% due 02/15/22	225,000	236,250
5.875% due 03/15/25	50,000	53,063
RHP Hotel Properties LP REIT 5.000% due 04/15/21	100,000	102,750
The Howard Hughes Corp 6.875% due 10/01/21 ~	425,000	447,313

		2,319,436

Health Care - 9.5%

Aviv Healthcare Properties LP 6.000% due 10/15/21	75,000	80,531
Biomet Inc
6.500% due 08/01/20	75,000	79,687
6.500% due 10/01/20	50,000	52,625
Capsugel SA (Luxembourg) 7.000% PIK due 05/15/19 ~	375,000	381,797
CHS/Community Health Systems Inc
6.875% due 02/01/22	625,000	667,969
8.000% due 11/15/19	125,000	133,125
DJO Finance LLC 7.750% due 04/15/18	225,000	229,500
Endo Finance LLC 5.750% due 01/15/22 ~	225,000	231,188
Fresenius Medical Care US Finance II Inc
4.125% due 10/15/20 ~	50,000	51,094
5.875% due 01/31/22 ~	250,000	276,250
HCA Holdings Inc 6.250% due 02/15/21	475,000	514,757
HealthSouth Corp
5.125% due 03/15/23	75,000	76,688
5.750% due 11/01/24	25,000	26,125
Jaguar Holding Co I 9.375% PIK due 10/15/17 ~	325,000	333,125
JLL/Delta Dutch Newco BV (Netherlands) 7.500% due 02/01/22 ~	200,000	208,750
LifePoint Hospitals Inc 5.500% due 12/01/21	400,000	421,000
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	375,000	400,312
Surgical Care Affiliates Inc 6.000% due 04/01/23 ~	50,000	50,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-23

PACIFIC FUNDS **

PACIFIC FUNDS HIGH INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Tenet Healthcare Corp
5.000% due 03/01/19 ~	$75,000	$74,625
6.000% due 10/01/20	52,000	55,185
8.000% due 08/01/20	325,000	342,062
8.125% due 04/01/22	150,000	165,750
Valeant Pharmaceuticals International Inc (Canada) 5.500% due 03/01/23 ~	250,000	254,063
5.875% due 05/15/23 ~	50,000	51,375

		5,158,208

Industrials - 11.6%

AAF Holdings LLC 12.000% PIK due 07/01/19 ~	103,187	97,512
ADS Waste Holdings Inc 8.250% due 10/01/20	375,000	393,750
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	92,317	97,376
Allegion US Holding Co Inc 5.750% due 10/01/21	100,000	105,000
Apex Tool Group LLC 7.000% due 02/01/21 ~	250,000	236,250
CPG Merger Sub LLC 8.000% due 10/01/21 ~	150,000	152,625
HD Supply Inc 11.500% due 07/15/20	400,000	467,000
Huntington Ingalls Industries Inc 5.000% due 12/15/21 ~	200,000	209,000
IHS Inc 5.000% due 11/01/22 ~	275,000	277,585
International Lease Finance Corp
4.625% due 04/15/21	425,000	440,937
6.250% due 05/15/19	150,000	164,250
Masco Corp
4.450% due 04/01/25	225,000	232,875
7.750% due 08/01/29	75,000	87,375
Modular Space Corp 10.250% due 01/31/19 ~	150,000	120,000
Multi-Color Corp 6.125% due 12/01/22 ~	125,000	130,313
Nortek Inc 8.500% due 04/15/21	295,000	317,125
Roofing Supply Group LLC 10.000% due 06/01/20 ~	225,000	222,187
Sensata Technologies BV (Netherlands) 5.625% due 11/01/24 ~	100,000	106,875
The ADT Corp 6.250% due 10/15/21	400,000	427,000
TMS International Corp 7.625% due 10/15/21 ~	175,000	175,875
TransDigm Inc 5.500% due 10/15/20	600,000	595,500
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	100,000	100,780
4.750% due 10/11/23	75,000	76,125
5.375% due 02/15/23	47,786	49,932
United Rentals North America Inc
5.500% due 07/15/25	250,000	255,625
7.625% due 04/15/22	200,000	219,800
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	49,458	51,926
USG Corp 5.875% due 11/01/21 ~	400,000	427,000
Virgin Australia Trust ‘B’ (Australia) 6.000% due 04/23/22 ~	41,182	42,919

		6,280,517

Information Technology - 3.5%

Blackboard Inc 7.750% due 11/15/19 ~	275,000	265,375
BMC Software Finance Inc 8.125% due 07/15/21 ~	50,000	46,000

	Principal Amount	Value
BMC Software Inc 7.250% due 06/01/18	$239,000	$231,830
Cardtronics Inc 5.125% due 08/01/22 ~	225,000	223,313
Entegris Inc 6.000% due 04/01/22 ~	75,000	78,563
Equinix Inc
4.875% due 04/01/20	250,000	259,375
5.375% due 04/01/23	25,000	26,075
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	225,000	223,664
Infor US Inc 6.500% due 05/15/22 ~	125,000	128,438
NXP BV (Netherlands) 5.750% due 02/15/21 ~	425,000	451,031

		1,933,664

Materials - 10.9%

AK Steel Corp
7.625% due 05/15/20	300,000	259,500
8.375% due 04/01/22	175,000	145,250
Alphabet Holding Co Inc 7.750% PIK due 11/01/17	225,000	221,063
ArcelorMittal (Luxembourg)
6.250% due 03/01/21	475,000	506,469
7.500% due 03/01/41	50,000	52,250
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	200,000	201,500
7.000% due 11/15/20 ~	61,765	62,151
Berry Plastics Corp 5.500% due 05/15/22	325,000	334,344
Beverage Packaging Holdings Luxembourg II SA (Luxembourg) 6.000% due 06/15/17 ~	75,000	75,750
BWAY Holding Co 9.125% due 08/15/21 ~	150,000	156,750
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	400,000	411,000
FMG Resources Property Ltd (Australia) 8.250% due 11/01/19 ~	350,000	297,063
Hexion US Finance Corp
6.625% due 04/15/20	425,000	391,000
9.000% due 11/15/20	175,000	124,250
INEOS Group Holdings SA (Luxembourg) 6.125% due 08/15/18 ~	200,000	202,000
Louisiana-Pacific Corp 7.500% due 06/01/20	175,000	187,687
Mustang Merger Corp 8.500% due 08/15/21 ~	350,000	356,125
Novelis Inc (Canada) 8.750% due 12/15/20	425,000	457,406
Sappi Papier Holding GmbH (Austria) 8.375% due 06/15/19 ~	375,000	405,000
Sealed Air Corp
4.875% due 12/01/22 ~	50,000	51,125
5.125% due 12/01/24 ~	25,000	25,938
8.375% due 09/15/21 ~	100,000	113,000
Tronox Finance LLC 6.375% due 08/15/20	428,000	420,510
Wise Metals Group LLC 8.750% due 12/15/18 ~	350,000	373,625
Wise Metals Intermediate Holdings LLC 9.750% due 06/15/19 ~	75,000	81,375

		5,912,131

Telecommunication Services - 6.0%

Cogent Communications Finance Inc 5.625% due 04/15/21 ~	100,000	98,250
Cogent Communications Group Inc 5.375% due 03/01/22 ~	150,000	150,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-24

PACIFIC FUNDS **

PACIFIC FUNDS HIGH INCOME **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Digicel Ltd (Bermuda) 7.000% due 02/15/20 ~	$150,000	$153,750
Hughes Satellite Systems Corp 7.625% due 06/15/21	450,000	496,687
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	225,000	208,406
Level 3 Financing Inc
6.125% due 01/15/21	75,000	79,031
7.000% due 06/01/20	450,000	482,625
Sprint Corp
7.250% due 09/15/21	750,000	756,562
7.625% due 02/15/25	350,000	350,438
T-Mobile USA Inc
6.250% due 04/01/21	365,000	380,969
6.633% due 04/28/21	100,000	105,125

		3,262,218

Utilities - 2.7%

Calpine Corp
5.875% due 01/15/24 ~	100,000	108,550
6.000% due 01/15/22 ~	100,000	107,500
Dynegy Finance Inc 7.625% due 11/01/24 ~	400,000	420,500
GenOn Energy Inc 9.875% due 10/15/20	275,000	279,812
NRG Energy Inc 6.250% due 07/15/22	268,000	277,045
RJS Power Holdings LLC 5.125% due 07/15/19 ~	275,000	272,250

		1,465,657

Total Corporate Bonds & Notes (Cost $46,178,117)		45,871,775

SENIOR LOAN NOTES - 5.8%

Consumer Discretionary - 1.8%

Federal-Mogul Corp Tranche C 4.750% due 04/15/21 §	250,000	249,625
Great Wolf Resorts Inc Term B 5.750% due 08/06/20 §	249,366	250,197
Playa Resorts Holding BV 4.000% due 08/09/19 §	249,367	249,133
Spin Holdco Inc (1st Lien) 4.250% due 11/14/19 §	249,375	248,596

		997,551

Consumer Staples - 0.9%

Albertson’s LLC Term B-4 5.500% due 08/25/21 §	250,000	252,361
US Foods Inc 4.500% due 03/31/19 §	249,366	249,699

		502,060

Energy - 0.7%

Fieldwood Energy LLC (2nd Lien) 8.380% due 09/30/20 §	250,000	183,984
Seadrill Operating LP 4.000% due 02/21/21 §	249,369	198,805

		382,789

	Principal Amount	Value
Financials - 0.6%

Stockbridge/SBE Holdings LLC Tranche B 13.000% due 05/02/17 §	$350,000	$322,875

Industrials - 1.4%

Husky Injection Molding Systems Ltd 4.250% due 06/30/21 §	249,699	249,476
LM US Member LLC
4.750% due 10/25/19 §	239,847	240,597
4.750% due 10/25/19 §	9,519	9,549
MRC Global 5.000% due 11/08/19 §	249,367	241,029

		740,651

Materials - 0.4%

FMG Resources Property Ltd due 06/30/19 µ	250,000	226,696

Total Senior Loan Notes (Cost $3,176,370)		3,172,622

	Shares
SHORT-TERM INVESTMENT - 5.1%

Money Market Fund - 5.1%

BlackRock Liquidity Funds T-Fund Portfolio	2,741,811	2,741,811

Total Short-Term Investment (Cost $2,741,811)		2,741,811

TOTAL INVESTMENTS - 99.3% (Cost $54,146,896)		53,895,202

OTHER ASSETS & LIABILITIES, NET - 0.7%		390,491

NET ASSETS - 100.0%		$54,285,693

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	22.5%
Industrials	13.5%
Energy	12.9%
Materials	11.3%
Health Care	9.5%
Telecommunication Services	6.0%
Consumer Staples	5.1%
Short-Term Investment	5.1%
Financials	5.1%
Information Technology	3.5%
Others (each less than 3.0%)	4.8%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Investments with a total aggregate value of $203,375 or 0.4% of the fund’s net assets were in default as of March 31, 2015.

(c)	Swap agreements outstanding as of March 31, 2015 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
IBOXX USD Liquid High Yield Index	3-Month USD LIBOR	JPM	06/25/15	$2,500,000	$59,301	$—	$59,301

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-25

PACIFIC FUNDS **

PACIFIC FUNDS HIGH INCOME **

Schedule of Investments (Continued)

March 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$966,242	$966,242	$—	$—
	Closed-End Mutual Funds	1,142,752	1,142,752	—	—
	Corporate Bonds & Notes	45,871,775	—	45,871,775	—
	Senior Loan Notes	3,172,622	—	3,172,622	—
	Short-Term Investment	2,741,811	2,741,811	—	—
	Derivatives:
	Interest Rate Contracts
	Swaps	59,301	—	59,301	—

	Total	$53,954,503	$4,850,805	$49,103,698	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-27

B-26

PACIFIC FUNDS **

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2015

Explanation of Symbols:

**	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2015. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ω	Investments were in default as of March 31, 2015.
µ	Unsettled position. Contract rates do not take effect until settlement date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

Counterparty Abbreviation:

JPM	JPMorgan Chase

Index Abbreviation:

IBOXX	Corporate Bond Index – High Yield

Other Abbreviations:

PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

The countries listed in the Schedules of Investments for investment holdings (each a “Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

The descriptions of the companies shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-27

PACIFIC FUNDS (1)

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2015

	Pacific Funds Portfolio Optimization
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth	Pacific Funds Diversified Alternatives
ASSETS
Investments in affiliated mutual funds, at cost	$389,157,185	$519,834,149	$1,420,026,738	$948,863,035	$262,529,220	$5,858,448
Investments in affiliated mutual funds, at value	$419,876,334	$581,512,326	$1,657,571,301	$1,157,876,266	$339,201,859	$5,775,468
Receivables:
Dividends and interest	—	—	71,600	98,797	—	2,580
Fund shares sold	1,050,504	1,199,618	3,311,220	2,452,684	456,702	30,630
Securities sold	297,852	17,755	—	—	—	—
Due from adviser	18,555	29,346	75,140	54,341	15,893	—
Prepaid expenses and other assets	20,303	21,692	30,661	32,077	19,986	9,312
Total Assets	421,263,548	582,780,737	1,661,059,922	1,160,514,165	339,694,440	5,817,990

LIABILITIES
Payables:
Fund shares redeemed	1,438,057	1,053,509	2,717,322	2,255,660	856,327	1,179
Securities purchased	—	—	808,466	784,653	11,656	17,219
Due to adviser	—	—	—	—	—	1,807
Accrued advisory fees	71,703	98,704	281,926	197,036	57,384	944
Accrued administration fees	53,777	74,028	211,444	147,777	43,038	708
Accrued support service expenses	13,940	18,965	53,654	37,120	10,698	162
Accrued transfer agency out-of-pocket expenses	7,182	9,722	27,549	18,930	5,457	85
Accrued legal, audit and tax service fees	39,446	53,665	151,821	105,037	30,272	459
Accrued trustees’ fees and expenses and deferred compensation	2,549	2,640	6,718	4,416	1,201	1
Accrued distribution and/or service fees	45,893	59,868	161,959	111,687	31,848	152
Accrued other	27,519	36,486	98,361	68,146	21,087	1,719
Total Liabilities	1,700,066	1,407,587	4,519,220	3,730,462	1,068,968	24,435
NET ASSETS	$419,563,482	$581,373,150	$1,656,540,702	$1,156,783,703	$338,625,472	$5,793,555

NET ASSETS CONSIST OF:
Paid-in capital	$391,752,974	$511,939,359	$1,376,838,108	$909,895,070	$269,149,020	$5,901,495
Undistributed/accumulated net investment income (loss)	(667,199)	(1,398,171)	(3,653,078)	(906,281)	1,366,929	—
Undistributed/accumulated net realized gain (loss)	(2,241,442)	9,153,785	45,811,109	38,781,683	(8,563,116)	(24,960)
Net unrealized appreciation (depreciation) on investments	30,719,149	61,678,177	237,544,563	209,013,231	76,672,639	(82,980)
NET ASSETS	$419,563,482	$581,373,150	$1,656,540,702	$1,156,783,703	$338,625,472	$5,793,555

Class A Shares:
Net Assets	$169,945,469	$276,897,924	$844,758,661	$607,360,163	$177,170,854	$1,464,856
Shares of beneficial interest outstanding	15,146,271	21,958,536	59,503,625	39,600,947	11,180,714	146,536
Net Asset Value per share*	$11.22	$12.61	$14.20	$15.34	$15.85	$10.00
Sales Charge (2)	0.65	0.73	0.83	0.89	0.92	0.58
Maximum offering price per share	$11.87	$13.34	$15.03	$16.23	$16.77	$10.58

Class B Shares:
Net Assets	$37,978,878	$51,223,454	$159,975,001	$119,159,464	$35,840,281
Shares of beneficial interest outstanding	3,436,883	4,110,368	11,344,118	7,829,390	2,302,140
Net Asset Value per share *	$11.05	$12.46	$14.10	$15.22	$15.57

Class C Shares:
Net Assets	$191,946,325	$240,803,273	$601,814,116	$398,716,416	$110,240,772	$557,917
Shares of beneficial interest outstanding	17,377,797	19,334,445	42,739,143	26,263,498	7,089,451	56,250
Net Asset Value per share *	$11.05	$12.45	$14.08	$15.18	$15.55	$9.92

Class R Shares:
Net Assets	$11,820,481	$6,880,671	$28,096,695	$21,383,044	$8,893,491
Shares of beneficial interest outstanding	1,059,101	547,818	1,981,585	1,395,676	564,057
Net Asset Value per share	$11.16	$12.56	$14.18	$15.32	$15.77

Advisor Class:
Net Assets	$7,872,329	$5,567,828	$21,896,229	$10,164,616	$6,480,074	$3,770,782
Shares of beneficial interest outstanding	700,990	441,084	1,542,047	662,319	408,691	376,537
Net Asset Value per share	$11.23	$12.62	$14.20	$15.35	$15.86	$10.01

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	The Class A shares of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are subject to a maximum 5.50% front-end sales charge.

See Notes to Financial Statements

C-1

PACIFIC FUNDS (1)

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2015

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds Limited Duration High Income	Pacific Funds High Income
ASSETS
Investments, at cost	$133,427,595	$621,215,763	$165,496,275	$799,352,685	$39,781,104	$54,146,896
Investments, at value	$133,642,635	$630,959,028	$161,797,507	$774,343,942	$38,285,943	$53,895,202
Foreign currency held, at value (2)	—	—	5,260	—	—	657
Receivables:
Dividends and interest	705,055	5,221,303	2,229,771	2,820,991	488,007	933,821
Fund shares sold	421,255	2,668,080	2,207,757	2,855,752	48,700	13,812
Securities sold	—	—	2,999,961	17,660,459	248,418	—
Due from adviser	30,588	97,411	30,334	40,740	—	23,437
Swap agreements, at value	—	—	—	—	—	59,301
Prepaid expenses and other assets	13,475	46,847	13,443	42,617	12,526	12,758
Total Assets	134,813,008	638,992,669	169,284,033	797,764,501	39,083,594	54,938,988

LIABILITIES
Payables:
Fund shares redeemed	489,598	2,540,192	342,975	2,864,976	169,339	81,353
Securities purchased	504,375	10,123,017	7,257,673	39,271,875	503,750	508,072
Income distributions	30,941	182,486	56,908	240,998	5,895	1,500
Accrued advisory fees	44,562	261,511	78,513	418,593	20,668	27,709
Accrued administration fees	33,235	156,413	39,079	181,484	7,053	8,862
Accrued support service expenses	4,215	19,452	4,863	24,639	1,297	1,621
Accrued custodian fees and expenses	1,458	5,194	1,648	9,385	1,028	328
Accrued transfer agency out-of-pocket expenses	2,197	10,095	2,535	12,844	676	845
Accrued legal, audit and tax service fees	11,926	55,041	13,760	69,718	3,669	4,587
Accrued trustees’ fees and expenses and deferred compensation	39	180	45	228	12	15
Accrued distribution and/or service fees	7,165	39,068	9,056	38,466	901	1,134
Accrued other	12,440	37,774	14,199	90,730	20,643	17,269
Total Liabilities	1,142,151	13,430,423	7,821,254	43,223,936	734,931	653,295
NET ASSETS	$133,670,857	$625,562,246	$161,462,779	$754,540,565	$38,348,663	$54,285,693

NET ASSETS CONSIST OF:
Paid-in capital	$133,607,281	$618,909,326	$166,239,418	$789,227,637	$40,125,428	$54,783,101
Undistributed/accumulated net investment income (loss)	15,907	120,106	35,443	211,843	13,298	6,650
Undistributed/accumulated net realized gain (loss)	(167,371)	(3,210,451)	(1,111,934)	(9,890,172)	(294,902)	(311,534)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	215,040	9,743,265	(3,700,148)	(25,008,743)	(1,495,161)	(192,524)
NET ASSETS	$133,670,857	$625,562,246	$161,462,779	$754,540,565	$38,348,663	$54,285,693

Class A Shares:
Net Assets	$48,685,232	$218,368,166	$51,174,964	$215,160,431	$7,094,398	$5,899,688
Shares of beneficial interest outstanding	4,678,679	20,239,885	4,758,815	21,345,550	738,720	562,927
Net Asset Value per share*	$10.41	$10.79	$10.75	$10.08	$9.60	$10.48
Sales Charge (3)	0.32	0.48	0.48	0.31	0.30	0.47
Maximum offering price per share	$10.73	$11.27	$11.23	$10.39	$9.90	$10.95

Class C Shares:
Net Assets	$31,568,866	$183,951,725	$42,683,603	$179,797,716	$3,663,988	$5,418,912
Shares of beneficial interest outstanding	3,039,333	17,049,183	3,976,280	17,866,268	382,326	517,586
Net Asset Value per share *	$10.39	$10.79	$10.73	$10.06	$9.58	$10.47

Class I Shares:
Net Assets	$1,516,081	$3,805,838	$1,381,489	$88,507,842	$21,921,435	$241,227
Shares of beneficial interest outstanding	145,895	352,452	129,145	8,768,481	2,283,057	23,164
Net Asset Value per share	$10.39	$10.80	$10.70	$10.09	$9.60	$10.41

Class P Shares:
Net Assets				$691,191		$38,918,924
Shares of beneficial interest outstanding				68,507		3,742,299
Net Asset Value per share				$10.09		$10.40

Advisor Class:
Net Assets	$51,900,678	$219,436,517	$66,222,723	$270,383,385	$5,668,842	$3,806,942
Shares of beneficial interest outstanding	4,987,783	20,296,488	6,156,898	26,744,813	590,732	363,028
Net Asset Value per share	$10.41	$10.81	$10.76	$10.11	$9.60	$10.49

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	The cost of foreign currency for Pacific Funds Strategic Income and Pacific Funds High Income was $6,640 and $788, respectively.
(3)	Class A shares of Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income, and Pacific Funds Limited Duration High Income are subject to a maximum 3.00% front-end sales charge. Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge.

See Notes to Financial Statements

C-2

PACIFIC FUNDS (1)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2015

	Pacific Funds Portfolio Optimization
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth	Pacific Funds Diversified Alternatives
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$8,860,358	$11,539,665	$30,651,986	$18,720,438	$5,129,944	$170,809
Dividends from mutual fund investments	—	319	3,193	—	—	—
Total Investment Income	8,860,358	11,539,984	30,655,179	18,720,438	5,129,944	170,809

EXPENSES
Advisory fees	867,261	1,155,130	3,269,061	2,241,394	651,733	7,390
Administration fees	650,446	866,347	2,451,796	1,681,045	488,800	5,543
Support services expenses	73,852	92,078	256,419	173,139	50,130	445
Custodian fees and expenses	85	85	85	85	85	85
Shareholder report expenses	47,865	60,748	167,817	114,096	34,203	545
Distribution and/or service fees (2)
Class A	445,171	689,598	2,084,360	1,453,353	423,346	1,690
Class B	384,485	521,192	1,585,968	1,196,110	368,298
Class C	1,975,832	2,376,027	5,898,089	3,903,578	1,063,712	2,448
Class R	59,355	35,148	145,963	107,413	43,019
Transfer agency out-of-pocket expenses	31,849	40,194	114,192	75,727	20,915	277
Registration fees	89,011	91,869	147,951	118,635	79,124	758
Legal, audit and tax service fees	59,567	79,019	222,687	152,220	43,785	559
Trustees’ fees and expenses	19,827	25,178	70,363	47,561	13,750	129
Offering expenses	—	—	—	—	—	78,050
Recoupment of adviser reimbursement (3)	—	—	—	—	—	5,103
Other	19,179	23,797	59,734	41,489	13,611	1,616
Total Expenses	4,723,785	6,056,410	16,474,485	11,305,845	3,294,511	104,638
Adviser Expense Reimbursement (3)	(341,046)	(412,969)	(1,039,248)	(722,497)	(255,368)	(78,329)
Net Expenses	4,382,739	5,643,441	15,435,237	10,583,348	3,039,143	26,309
NET INVESTMENT INCOME (LOSS)	4,477,619	5,896,543	15,219,942	8,137,090	2,090,801	144,500

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	2,833,065	1,453,008	(431,517)	(1,838,031)	(102,809)	(36,012)
Investment security transactions	90	122	346	239	69	—
Capital gains distributions from affiliated mutual fund investments	7,966,068	19,371,451	75,715,000	72,098,427	23,751,257	21,291
Net Realized Gain (Loss)	10,799,223	20,824,581	75,283,829	70,260,635	23,648,517	(14,721)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual funds	(859,050)	(2,549,050)	(12,216,526)	(12,970,340)	(7,113,846)	(81,547)
Change in Net Unrealized Appreciation (Depreciation)	(859,050)	(2,549,050)	(12,216,526)	(12,970,340)	(7,113,846)	(81,547)
NET GAIN (LOSS)	9,940,173	18,275,531	63,067,303	57,290,295	16,534,671	(96,268)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,417,792	$24,172,074	$78,287,245	$65,427,385	$18,625,472	$48,232

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	The Advisor Class shares are not subject to distribution and service fees (See Notes 1 and 6 in Notes to Financial Statements).
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-3

PACIFIC FUNDS (1)

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2015

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds Limited Duration High Income	Pacific Funds High Income
INVESTMENT INCOME
Dividends	$614	$3,601	$267,006	$59,479	$276	$51,095
Interest	3,229,188	19,414,322	6,469,131	50,546,092	2,134,451	1,937,556
Other	—	—	—	29,356	—	—
Total Investment Income	3,229,802	19,417,923	6,736,137	50,634,927	2,134,727	1,988,651

EXPENSES
Advisory fees	492,574	2,514,677	772,935	6,245,493	248,148	200,436
Administration fees	367,626	1,505,664	383,876	2,714,278	81,347	76,558
Support services expenses	17,079	77,427	13,280	150,397	5,695	4,674
Custodian fees and expenses	5,372	18,529	6,315	42,472	4,492	1,293
Shareholder report expenses	12,238	50,043	8,709	100,811	4,459	12,775
Distribution and/or service fees (2)
Class A	134,474	531,088	120,035	729,277	23,452	18,497
Class C	288,059	1,527,380	354,629	2,079,279	37,240	56,922
Transfer agency out-of-pocket expenses	9,128	36,404	6,608	69,710	3,231	2,615
Registration fees	74,829	110,715	74,975	132,363	7,011	53,442
Legal, audit and tax service fees	17,323	74,080	16,688	137,717	5,306	5,704
Trustees’ fees and expenses	4,781	20,931	3,959	40,425	1,590	1,350
Interest expense and commitment fee	—	—	—	94,692	—	—
Offering expenses	—	—	—	—	52,850	—
Other	25,519	45,152	37,351	66,321	23,024	30,914
Total Expenses	1,449,002	6,512,090	1,799,360	12,603,235	497,845	465,180
Advisory Fee Waiver (3)	—	—	—	—	(7,635)	—
Adviser Expense Reimbursement (4)	(287,988)	(1,007,441)	(294,682)	(1,908,310)	(119,970)	(124,757)
Net Expenses	1,161,014	5,504,649	1,504,678	10,694,925	370,240	340,423
NET INVESTMENT INCOME (LOSS)	2,068,788	13,913,274	5,231,459	39,940,002	1,764,487	1,648,228

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(41,337)	(414,889)	(158,485)	(9,871,223)	(205,536)	(40,210)
Swap transactions	—	—	—	—	—	(967)
Net Realized Gain (Loss)	(41,337)	(414,889)	(158,485)	(9,871,223)	(205,536)	(41,177)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(474,354)	6,159,452	(5,320,271)	(29,617,572)	(1,984,190)	(1,098,165)
Unfunded loan commitments	—	—	—	651	—	—
Swaps	—	—	—	—	—	59,301
Foreign currencies	—	—	(766)	—	—	(96)
Change in Net Unrealized Appreciation (Depreciation)	(474,354)	6,159,452	(5,321,037)	(29,616,921)	(1,984,190)	(1,038,960)
NET GAIN (LOSS)	(515,691)	5,744,563	(5,479,522)	(39,488,144)	(2,189,726)	(1,080,137)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,553,097	$19,657,837	($248,063)	$451,858	($425,239)	$568,091

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	Class I, Class P, and Advisor Class shares are not subject to distribution and service fees (See Notes 1 and 6 in Notes to Financial Statements).
(3)	See Note 6 in Notes to Financial Statements.
(4)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-4

PACIFIC FUNDS (1)

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
OPERATIONS
Net investment income (loss)	$4,477,619	$2,463,914	$5,896,543	$2,804,598	$15,219,942	$7,140,163
Net realized gain (loss)	10,799,223	6,544,561	20,824,581	9,641,778	75,283,829	32,529,810
Change in net unrealized appreciation (depreciation)	(859,050)	(2,987,428)	(2,549,050)	13,147,640	(12,216,526)	75,023,699
Net Increase (Decrease) in Net Assets Resulting from Operations	14,417,792	6,021,047	24,172,074	25,594,016	78,287,245	114,693,672

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(3,454,200)	(2,821,820)	(5,469,373)	(3,999,190)	(19,048,743)	(10,766,370)
Class B	(551,909)	(335,519)	(748,105)	(489,170)	(2,475,913)	(1,031,195)
Class C	(2,836,796)	(1,696,575)	(3,539,176)	(2,137,597)	(9,326,320)	(3,965,320)
Class R	(231,328)	(132,566)	(124,908)	(90,263)	(552,031)	(338,045)
Advisor Class	(180,858)	(41,725)	(123,283)	(27,190)	(590,308)	(225,940)
Net realized gains
Class A	(3,847,918)	(2,841,954)	(4,251,615)	(1,059,221)	(10,959,626)	—
Class B	(858,598)	(567,167)	(813,848)	(204,669)	(2,103,854)	—
Class C	(4,437,897)	(2,969,193)	(3,769,105)	(871,913)	(7,871,227)	—
Class R	(277,370)	(152,847)	(106,079)	(26,951)	(364,076)	—
Advisor Class	(189,503)	(35,601)	(84,413)	(5,813)	(311,818)	—
Net Decrease from Dividends and Distributions to Shareholders	(16,866,377)	(11,594,967)	(19,029,905)	(8,911,977)	(53,603,916)	(16,326,870)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	39,424,777	56,099,357	57,136,981	84,205,586	161,286,327	230,306,253
Class B	5,275,231	6,725,512	5,813,297	9,180,820	18,369,022	27,723,360
Class C	42,394,356	61,470,324	48,443,966	69,603,848	114,956,328	166,802,069
Class R	2,826,989	2,805,147	2,453,292	2,226,939	7,304,490	8,823,907
Advisor Class	8,408,322	4,309,203	5,267,750	2,821,072	18,681,701	18,550,650
Dividends and distribution reinvestments
Class A	6,963,735	5,121,877	9,515,668	4,784,115	29,629,842	10,353,302
Class B	1,311,259	817,013	1,516,125	659,049	4,487,672	992,538
Class C	6,918,706	4,318,768	7,038,176	2,816,292	16,585,274	3,718,287
Class R	508,698	285,413	230,987	117,214	914,621	337,635
Advisor Class	256,778	62,286	150,779	27,852	757,402	194,129
Cost of shares repurchased
Class A	(66,336,969)	(99,110,423)	(67,483,303)	(69,175,234)	(173,568,973)	(130,906,364)
Class B	(7,501,235)	(9,861,099)	(8,834,053)	(8,452,444)	(21,763,033)	(18,763,657)
Class C	(60,180,762)	(79,650,854)	(44,903,331)	(46,521,305)	(104,739,176)	(84,984,280)
Class R	(2,537,604)	(4,193,617)	(2,886,897)	(2,035,531)	(12,304,519)	(9,294,082)
Advisor Class	(4,551,008)	(1,849,334)	(2,749,236)	(884,737)	(17,739,998)	(2,832,202)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(26,818,727)	(52,650,427)	10,710,201	49,373,536	42,856,980	221,021,545
NET INCREASE (DECREASE) IN NET ASSETS	(29,267,312)	(58,224,347)	15,852,370	66,055,575	67,540,309	319,388,347

NET ASSETS
Beginning of Year	448,830,794	507,055,141	565,520,780	499,465,205	1,589,000,393	1,269,612,046
End of Year	$419,563,482	$448,830,794	$581,373,150	$565,520,780	$1,656,540,702	$1,589,000,393
Undistributed/Accumulated Net Investment Income (Loss)	($667,199)	($757,446)	($1,398,171)	($1,349,043)	($3,653,078)	$337,930

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.

See Notes to Financial Statements

C-5

PACIFIC FUNDS (1)

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives (2)
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Period Ended March 31, 2014
OPERATIONS
Net investment income (loss)	$8,137,090	$3,010,788	$2,090,801	$673,899	$144,500	($491)
Net realized gain (loss)	70,260,635	27,407,795	23,648,517	10,110,306	(14,721)	(44)
Change in net unrealized appreciation (depreciation)	(12,970,340)	75,931,305	(7,113,846)	24,646,040	(81,547)	(1,433)
Net Increase (Decrease) in Net Assets Resulting from Operations	65,427,385	106,349,888	18,625,472	35,430,245	48,232	(1,968)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(12,802,326)	(6,852,993)	(3,417,354)	(1,222,515)	(33,830)	—
Class B	(1,696,168)	(705,770)	(463,722)	(38,870)
Class C	(5,812,228)	(2,318,010)	(1,415,231)	(159,249)	(11,976)	—
Class R	(413,678)	(215,223)	(149,889)	(47,300)
Advisor Class	(200,361)	(63,384)	(131,420)	(23,745)	(108,736)	—
Net realized gains
Class A	—	—	—	—	(2,139)	—
Class B	—	—	—	—
Class C	—	—	—	—	(807)	—
Class R	—	—	—	—
Advisor Class	—	—	—	—	(6,673)	—
Net Decrease from Dividends and Distributions to Shareholders	(20,924,761)	(10,155,380)	(5,577,616)	(1,491,679)	(164,161)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	110,958,304	142,919,612	34,237,966	37,868,091	1,625,520	10,000
Class B	13,329,240	17,876,001	4,208,529	5,257,576
Class C	67,260,544	95,240,806	29,878,462	28,881,008	893,601	10,000
Class R	5,867,487	5,451,413	2,503,562	2,126,736
Advisor Class	9,050,980	3,519,711	4,554,186	2,403,459	2,277,040	1,980,000
Dividends and distribution reinvestments
Class A	12,642,428	6,645,318	3,370,198	1,189,737	33,151	—
Class B	1,647,341	677,807	455,352	37,645
Class C	5,630,979	2,196,647	1,363,502	151,641	12,783	—
Class R	413,678	215,223	149,889	47,300
Advisor Class	138,194	50,235	112,694	9,062	115,409	—
Cost of shares repurchased
Class A	(94,405,382)	(79,611,259)	(29,088,540)	(28,010,608)	(157,665)	—
Class B	(20,163,774)	(16,085,991)	(8,060,413)	(4,908,415)
Class C	(65,174,978)	(50,975,201)	(27,114,900)	(19,891,624)	(340,442)	—
Class R	(6,069,366)	(5,149,547)	(2,250,245)	(2,171,356)
Advisor Class	(4,474,665)	(1,276,510)	(1,063,634)	(113,114)	(547,945)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	36,651,010	121,694,265	13,256,608	22,877,138	3,911,452	2,000,000
NET INCREASE (DECREASE) IN NET ASSETS	81,153,634	217,888,773	26,304,464	56,815,704	3,795,523	1,998,032

NET ASSETS
Beginning of Year or Period	1,075,630,069	857,741,296	312,321,008	255,505,304	1,998,032	—
End of Year or Period	$1,156,783,703	$1,075,630,069	$338,625,472	$312,321,008	$5,793,555	$1,998,032
Undistributed/Accumulated Net Investment Income (Loss)	($906,281)	$755,470	$1,366,929	$1,417,095	$—	$723

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	Operations commenced on December 31, 2013.

See Notes to Financial Statements

C-6

PACIFIC FUNDS (1)

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds Strategic Income
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
OPERATIONS
Net investment income (loss)	$2,068,788	$1,000,706	$13,913,274	$14,379,066	$5,231,459	$2,097,951
Net realized gain (loss)	(41,337)	256,313	(414,889)	(2,687,733)	(158,485)	1,167,960
Change in net unrealized appreciation (depreciation)	(474,354)	155,859	6,159,452	(6,584,699)	(5,321,037)	188,366
Net Increase (Decrease) in Net Assets Resulting from Operations	1,553,097	1,412,878	19,657,837	5,106,634	(248,063)	3,454,277

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(921,923)	(684,938)	(6,103,604)	(8,489,456)	(1,935,936)	(1,207,790)
Class C	(297,655)	(178,171)	(3,306,524)	(3,262,361)	(1,195,002)	(536,688)
Class I	(24,460)	(30,286)	(68,112)	(44,760)	(72,586)	(191,586)
Advisor Class	(817,824)	(113,349)	(4,398,333)	(2,717,868)	(1,994,352)	(178,520)
Net realized gains
Class A	(124,939)	(151,735)	—	(3,751,195)	(481,859)	(889,933)
Class C	(75,249)	(68,653)	—	(1,925,110)	(391,679)	(453,293)
Class I	(2,655)	(2,555)	—	(17,465)	(18,329)	(29,936)
Advisor Class	(120,604)	(18,328)	—	(1,139,508)	(680,224)	(120,178)
Net Decrease from Dividends and Distributions to Shareholders	(2,385,309)	(1,248,015)	(13,876,573)	(21,347,723)	(6,769,967)	(3,607,924)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	40,962,087	60,289,931	78,759,630	83,208,862	39,361,105	30,152,055
Class C	18,412,180	19,934,678	89,090,031	30,713,477	27,647,819	17,364,212
Class I	1,099,458	722,595	3,503,148	81,865	428,123	1,056,697
Advisor Class	98,991,225	8,970,832	195,687,916	40,811,461	97,600,567	8,662,380
Dividends and distribution reinvestments
Class A	901,978	700,454	5,645,816	10,479,851	2,282,659	1,908,436
Class C	358,020	222,558	3,027,883	4,431,014	1,525,454	899,882
Class I	25,161	32,841	67,987	40,842	87,714	211,631
Advisor Class	792,572	109,388	3,647,082	2,984,004	2,109,031	254,303
Cost of shares repurchased
Class A	(52,934,068)	(23,652,874)	(89,896,818)	(197,526,408)	(26,173,927)	(14,992,646)
Class C	(10,786,625)	(6,726,584)	(32,922,963)	(68,363,424)	(8,222,460)	(2,796,525)
Class I	(582,486)	(13,090,925)	(972,802)	(677,903)	(728,314)	(21,610,465)
Advisor Class	(57,091,123)	(2,647,261)	(50,564,507)	(65,453,132)	(39,772,549)	(1,205,737)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	40,148,379	44,865,633	205,072,403	(159,269,491)	96,145,222	19,904,223
NET INCREASE (DECREASE) IN NET ASSETS	39,316,167	45,030,496	210,853,667	(175,510,580)	89,127,192	19,750,576

NET ASSETS
Beginning of Year	94,354,690	49,324,194	414,708,579	590,219,159	72,335,587	52,585,011
End of Year	$133,670,857	$94,354,690	$625,562,246	$414,708,579	$161,462,779	$72,335,587
Undistributed/Accumulated Net Investment Income (Loss)	$15,907	$9,096	$120,106	$83,405	$35,443	$12,900

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.

See Notes to Financial Statements

C-7

PACIFIC FUNDS (1)

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Floating Rate Income		Pacific Funds Limited Duration High Income (2)		Pacific Funds High Income (3)
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Period Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
OPERATIONS
Net investment income (loss)	$39,940,002	$25,774,667	$1,764,487	$754,728	$1,648,228	$909,068
Net realized gain (loss)	(9,871,223)	2,616,647	(205,536)	102,649	(41,177)	232,591
Change in net unrealized appreciation (depreciation)	(29,616,921)	1,321,157	(1,984,190)	489,029	(1,038,960)	217,539
Net Increase (Decrease) in Net Assets Resulting from Operations	451,858	29,712,471	(425,239)	1,346,406	568,091	1,359,198

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(12,127,562)	(10,667,801)	(423,413)	(121,106)	(353,304)	(250,119)
Class C	(7,355,422)	(4,611,876)	(144,206)	(22,580)	(232,457)	(155,578)
Class I	(5,054,910)	(1,835,602)	(1,064,169)	(563,742)	(379,218)	(470,338)
Class P	(22,232)	(2,898)			(446,705)
Advisor Class	(15,444,787)	(8,489,969)	(143,013)	(30,089)	(236,773)	(32,777)
Net realized gains
Class A	(649,099)	(545,857)	(46,119)	(2,486)	(103,589)	(92,025)
Class C	(522,838)	(286,495)	(18,602)	(566)	(87,190)	(67,572)
Class I	(428,173)	(79,308)	(98,118)	(16,212)	(143,010)	(163,127)
Class P	(1,780)	(16)			—
Advisor Class	(747,931)	(422,461)	(9,217)	(835)	(65,262)	(6,092)
Net Decrease from Dividends and Distributions to Shareholders	(42,354,734)	(26,942,283)	(1,946,857)	(757,616)	(2,047,508)	(1,237,628)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	84,228,276	331,268,389	4,088,773	9,423,359	5,033,954	4,221,962
Class C	57,551,269	173,621,430	2,586,718	2,466,423	2,097,278	3,477,530
Class I	98,998,416	87,451,805	17,400	21,183,762	9,150	28,526
Class P	524,364	252,683			38,271,086
Advisor Class	205,301,412	377,225,355	4,776,545	2,023,583	8,799,370	3,093,923
Dividends and distribution reinvestments
Class A	11,852,624	9,791,691	423,408	112,297	445,733	313,467
Class C	7,078,030	4,090,137	157,493	20,564	314,637	199,720
Class I	5,315,410	1,717,126	1,162,287	579,954	522,188	633,465
Class P	24,012	2,914			446,706
Advisor Class	13,801,533	6,522,226	148,906	29,698	264,192	32,514
Cost of shares repurchased
Class A	(245,143,310)	(91,687,943)	(5,462,415)	(947,758)	(5,476,880)	(1,621,656)
Class C	(90,101,400)	(27,061,176)	(1,267,105)	(60,304)	(1,836,091)	(657,069)
Class I	(105,822,602)	(3,370,949)	(113,000)	—	(8,980,068)	(27,933)
Class P	(82,233)	(21,132)			(470,826)
Advisor Class	(302,300,704)	(51,794,600)	(1,004,771)	(213,848)	(7,918,952)	(361,997)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(258,774,903)	818,007,956	5,514,239	34,617,730	31,521,477	9,332,452
NET INCREASE (DECREASE) IN NET ASSETS	(300,677,779)	820,778,144	3,142,143	35,206,520	30,042,060	9,454,022

NET ASSETS
Beginning of Year or Period	1,055,218,344	234,440,200	35,206,520	—	24,243,633	14,789,611
End of Year or Period	$754,540,565	$1,055,218,344	$38,348,663	$35,206,520	$54,285,693	$24,243,633
Undistributed/Accumulated Net Investment Income (Loss)	$211,843	$277,766	$13,298	$23,752	$6,650	$8,678

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	Operations commenced on July 31, 2013.
(3)	Class P of Pacific Funds High Income commenced operations on January 14, 2015.

See Notes to Financial Statements

C-8

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative
Class A
4/1/2014 - 3/31/2015	$11.29	$0.16	$0.26	$0.42	($0.23)	($0.26)	($0.49)	$11.22	0.68%	0.60%	1.44%	3.71%	$169,945	17%
4/1/2013 - 3/31/2014	11.40	0.10	0.10	0.20	(0.15)	(0.16)	(0.31)	11.29	0.70%	0.60%	0.90%	1.78%	190,492	11%
4/1/2012 - 3/31/2013	11.07	0.23	0.49	0.72	(0.34)	(0.05)	(0.39)	11.40	0.71%	0.60%	2.01%	6.57%	230,646	27%
4/1/2011 - 3/31/2012	10.87	0.22	0.29	0.51	(0.28)	(0.03)	(0.31)	11.07	0.73%	0.60%	1.99%	4.80%	182,912	10%
4/1/2010 - 3/31/2011	10.41	0.15	0.63	0.78	(0.32)	—	(0.32)	10.87	0.78%	0.53%	1.43%	7.60%	130,249	18%
Class B
4/1/2014 - 3/31/2015	$11.14	$0.08	$0.25	$0.33	($0.16)	($0.26)	($0.42)	$11.05	1.43%	1.35%	0.69%	3.00%	$37,979	17%
4/1/2013 - 3/31/2014	11.27	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.14	1.45%	1.35%	0.15%	1.06%	39,160	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.50	0.64	(0.28)	(0.05)	(0.33)	11.27	1.46%	1.35%	1.27%	5.89%	41,999	27%
4/1/2011 - 3/31/2012	10.78	0.13	0.29	0.42	(0.21)	(0.03)	(0.24)	10.96	1.48%	1.35%	1.24%	4.02%	33,122	10%
4/1/2010 - 3/31/2011	10.34	0.07	0.63	0.70	(0.26)	—	(0.26)	10.78	1.53%	1.27%	0.68%	6.80%	22,282	18%
Class C
4/1/2014 - 3/31/2015	$11.13	$0.08	$0.26	$0.34	($0.16)	($0.26)	($0.42)	$11.05	1.43%	1.35%	0.69%	3.09%	$191,946	17%
4/1/2013 - 3/31/2014	11.26	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.13	1.45%	1.35%	0.15%	1.04%	204,180	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.49	0.63	(0.28)	(0.05)	(0.33)	11.26	1.46%	1.35%	1.22%	5.84%	220,688	27%
4/1/2011 - 3/31/2012	10.77	0.13	0.30	0.43	(0.21)	(0.03)	(0.24)	10.96	1.48%	1.35%	1.24%	4.08%	158,748	10%
4/1/2010 - 3/31/2011	10.33	0.07	0.63	0.70	(0.26)	—	(0.26)	10.77	1.53%	1.27%	0.68%	6.81%	117,458	18%
Class R
4/1/2014 - 3/31/2015	$11.24	$0.14	$0.25	$0.39	($0.21)	($0.26)	($0.47)	$11.16	0.93%	0.85%	1.19%	3.48%	$11,820	17%
4/1/2013 - 3/31/2014	11.36	0.07	0.10	0.17	(0.13)	(0.16)	(0.29)	11.24	0.95%	0.85%	0.65%	1.52%	11,132	11%
4/1/2012 - 3/31/2013	11.03	0.20	0.50	0.70	(0.32)	(0.05)	(0.37)	11.36	0.96%	0.85%	1.79%	6.38%	12,357	27%
4/1/2011 - 3/31/2012	10.83	0.19	0.29	0.48	(0.25)	(0.03)	(0.28)	11.03	0.98%	0.85%	1.74%	4.58%	10,522	10%
4/1/2010 - 3/31/2011	10.38	0.13	0.61	0.74	(0.29)	—	(0.29)	10.83	1.03%	0.75%	1.20%	7.25%	8,881	18%
Advisor Class
4/1/2014 - 3/31/2015	$11.29	$0.19	$0.26	$0.45	($0.25)	($0.26)	($0.51)	$11.23	0.43%	0.35%	1.69%	4.01%	$7,872	17%
4/1/2013 - 3/31/2014	11.41	0.12	0.09	0.21	(0.17)	(0.16)	(0.33)	11.29	0.45%	0.40%	1.10%	1.87%	3,867	11%
12/31/2012 - 3/31/2013	11.18	(0.01)	0.24	0.23	—	—	—	11.41	0.48%	0.40%	(0.40%)	2.06%	1,366	27%
Pacific Funds Portfolio Optimization Moderate-Conservative
Class A
4/1/2014 - 3/31/2015	$12.48	$0.18	$0.40	$0.58	($0.25)	($0.20)	($0.45)	$12.61	0.67%	0.60%	1.40%	4.69%	$276,898	17%
4/1/2013 - 3/31/2014	12.10	0.11	0.50	0.61	(0.18)	(0.05)	(0.23)	12.48	0.69%	0.60%	0.89%	5.08%	274,899	5%
4/1/2012 - 3/31/2013	11.56	0.18	0.64	0.82	(0.28)	—	(0.28)	12.10	0.71%	0.60%	1.58%	7.22%	246,609	24%
4/1/2011 - 3/31/2012	11.25	0.18	0.35	0.53	(0.22)	—	(0.22)	11.56	0.73%	0.60%	1.62%	4.87%	188,660	10%
4/1/2010 - 3/31/2011	10.54	0.12	0.87	0.99	(0.28)	—	(0.28)	11.25	0.78%	0.52%	1.16%	9.53%	132,919	10%
Class B
4/1/2014 - 3/31/2015	$12.36	$0.08	$0.40	$0.48	($0.18)	($0.20)	($0.38)	$12.46	1.42%	1.35%	0.65%	3.91%	$51,223	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.11)	(0.05)	(0.16)	12.36	1.44%	1.35%	0.14%	4.47%	52,285	5%
4/1/2012 - 3/31/2013	11.46	0.10	0.63	0.73	(0.20)	—	(0.20)	11.99	1.46%	1.35%	0.85%	6.46%	49,372	24%
4/1/2011 - 3/31/2012	11.17	0.10	0.35	0.45	(0.16)	—	(0.16)	11.46	1.48%	1.35%	0.87%	4.07%	40,812	10%
4/1/2010 - 3/31/2011	10.47	0.04	0.87	0.91	(0.21)	—	(0.21)	11.17	1.53%	1.27%	0.41%	8.78%	28,411	10%
Class C
4/1/2014 - 3/31/2015	$12.35	$0.08	$0.40	$0.48	($0.18)	($0.20)	($0.38)	$12.45	1.42%	1.35%	0.65%	3.93%	$240,803	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.12)	(0.05)	(0.17)	12.35	1.44%	1.35%	0.14%	4.41%	228,445	5%
4/1/2012 - 3/31/2013	11.47	0.09	0.64	0.73	(0.21)	—	(0.21)	11.99	1.46%	1.35%	0.81%	6.41%	196,123	24%
4/1/2011 - 3/31/2012	11.16	0.10	0.36	0.46	(0.15)	—	(0.15)	11.47	1.48%	1.35%	0.87%	4.20%	144,900	10%
4/1/2010 - 3/31/2011	10.47	0.04	0.86	0.90	(0.21)	—	(0.21)	11.16	1.53%	1.27%	0.41%	8.71%	107,411	10%
Class R
4/1/2014 - 3/31/2015	$12.44	$0.14	$0.41	$0.55	($0.23)	($0.20)	($0.43)	$12.56	0.92%	0.85%	1.15%	4.43%	$6,881	17%
4/1/2013 - 3/31/2014	12.06	0.08	0.51	0.59	(0.16)	(0.05)	(0.21)	12.44	0.94%	0.85%	0.64%	4.91%	7,000	5%
4/1/2012 - 3/31/2013	11.52	0.16	0.63	0.79	(0.25)	—	(0.25)	12.06	0.96%	0.85%	1.39%	6.92%	6,482	24%
4/1/2011 - 3/31/2012	11.22	0.15	0.35	0.50	(0.20)	—	(0.20)	11.52	0.98%	0.85%	1.37%	4.53%	6,301	10%
4/1/2010 - 3/31/2011	10.51	0.10	0.86	0.96	(0.25)	—	(0.25)	11.22	1.03%	0.76%	0.91%	9.32%	15,236	10%

See Notes to Financial Statements	See explanation of references and symbol on C-14

C-9

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate-Conservative (Continued)
Advisor Class
4/1/2014 - 3/31/2015	$12.49	$0.21	$0.40	$0.61	($0.28)	($0.20)	($0.48)	$12.62	0.42%	0.35%	1.65%	4.89%	$5,568	17%
4/1/2013 - 3/31/2014	12.10	0.13	0.51	0.64	(0.20)	(0.05)	(0.25)	12.49	0.44%	0.40%	1.09%	5.32%	2,892	5%
12/31/2012 - 3/31/2013	11.68	(0.01)	0.43	0.42	—	—	—	12.10	0.46%	0.40%	(0.40%)	3.60%	880	24%
Pacific Funds Portfolio Optimization Moderate
Class A
4/1/2014 - 3/31/2015	$13.98	$0.18	$0.55	$0.73	($0.32)	($0.19)	($0.51)	$14.20	0.66%	0.60%	1.28%	5.30%	$844,759	19%
4/1/2013 - 3/31/2014	13.06	0.11	1.00	1.11	(0.19)	—	(0.19)	13.98	0.69%	0.60%	0.84%	8.51%	814,707	1%
4/1/2012 - 3/31/2013	12.26	0.15	0.86	1.01	(0.21)	—	(0.21)	13.06	0.70%	0.60%	1.20%	8.36%	654,158	25%
4/1/2011 - 3/31/2012	11.88	0.14	0.42	0.56	(0.18)	—	(0.18)	12.26	0.72%	0.60%	1.18%	4.82%	517,945	7%
4/1/2010 - 3/31/2011	10.81	0.10	1.19	1.29	(0.22)	—	(0.22)	11.88	0.77%	0.52%	0.91%	12.10%	384,999	9%
Class B
4/1/2014 - 3/31/2015	$13.89	$0.07	$0.55	$0.62	($0.22)	($0.19)	($0.41)	$14.10	1.41%	1.35%	0.53%	4.49%	$159,975	19%
4/1/2013 - 3/31/2014	12.96	0.01	1.01	1.02	(0.09)	—	(0.09)	13.89	1.44%	1.35%	0.09%	7.90%	156,450	1%
4/1/2012 - 3/31/2013	12.18	0.06	0.85	0.91	(0.13)	—	(0.13)	12.96	1.45%	1.35%	0.47%	7.49%	136,411	25%
4/1/2011 - 3/31/2012	11.80	0.05	0.43	0.48	(0.10)	—	(0.10)	12.18	1.47%	1.35%	0.43%	4.13%	115,513	7%
4/1/2010 - 3/31/2011	10.74	0.02	1.18	1.20	(0.14)	—	(0.14)	11.80	1.52%	1.26%	0.17%	11.33%	92,064	9%
Class C
4/1/2014 - 3/31/2015	$13.87	$0.07	$0.55	$0.62	($0.22)	($0.19)	($0.41)	$14.08	1.41%	1.35%	0.53%	4.51%	$601,814	19%
4/1/2013 - 3/31/2014	12.95	0.01	1.01	1.02	(0.10)	—	(0.10)	13.87	1.44%	1.35%	0.09%	7.89%	566,257	1%
4/1/2012 - 3/31/2013	12.17	0.06	0.85	0.91	(0.13)	—	(0.13)	12.95	1.45%	1.35%	0.46%	7.50%	445,932	25%
4/1/2011 - 3/31/2012	11.78	0.05	0.43	0.48	(0.09)	—	(0.09)	12.17	1.47%	1.35%	0.43%	4.18%	366,753	7%
4/1/2010 - 3/31/2011	10.73	0.02	1.17	1.19	(0.14)	—	(0.14)	11.78	1.52%	1.26%	0.17%	11.26%	308,449	9%
Class R
4/1/2014 - 3/31/2015	$13.96	$0.15	$0.54	$0.69	($0.28)	($0.19)	($0.47)	$14.18	0.91%	0.85%	1.03%	5.00%	$28,097	19%
4/1/2013 - 3/31/2014	13.03	0.08	1.00	1.08	(0.15)	—	(0.15)	13.96	0.94%	0.85%	0.59%	8.33%	31,641	1%
4/1/2012 - 3/31/2013	12.24	0.11	0.86	0.97	(0.18)	—	(0.18)	13.03	0.95%	0.85%	0.93%	8.02%	29,715	25%
4/1/2011 - 3/31/2012	11.84	0.11	0.43	0.54	(0.14)	—	(0.14)	12.24	0.97%	0.85%	0.93%	4.67%	23,321	7%
4/1/2010 - 3/31/2011	10.77	0.07	1.18	1.25	(0.18)	—	(0.18)	11.84	1.02%	0.75%	0.68%	11.82%	23,658	9%
Advisor Class
4/1/2014 - 3/31/2015	$13.98	$0.22	$0.55	$0.77	($0.36)	($0.19)	($0.55)	$14.20	0.41%	0.35%	1.53%	5.54%	$21,896	19%
4/1/2013 - 3/31/2014	13.06	0.14	1.00	1.14	(0.22)	—	(0.22)	13.98	0.44%	0.40%	1.04%	8.73%	19,945	1%
12/31/2012 - 3/31/2013	12.41	(0.01)	0.66	0.65	—	—	—	13.06	0.45%	0.40%	(0.40%)	5.24%	3,396	25%
Pacific Funds Portfolio Optimization Growth
Class A
4/1/2014 - 3/31/2015	$14.74	$0.16	$0.77	$0.93	($0.33)	$—	($0.33)	$15.34	0.66%	0.60%	1.07%	6.36%	$607,360	21%
4/1/2013 - 3/31/2014	13.33	0.09	1.51	1.60	(0.19)	—	(0.19)	14.74	0.69%	0.60%	0.66%	12.01%	555,319	1%
4/1/2012 - 3/31/2013	12.41	0.10	0.96	1.06	(0.14)	—	(0.14)	13.33	0.71%	0.60%	0.83%	8.62%	436,055	25%
4/1/2011 - 3/31/2012	12.05	0.10	0.38	0.48	(0.12)	—	(0.12)	12.41	0.72%	0.60%	0.82%	4.13%	365,426	8%
4/1/2010 - 3/31/2011	10.68	0.07	1.44	1.51	(0.14)	—	(0.14)	12.05	0.77%	0.51%	0.62%	14.36%	301,232	13%
Class B
4/1/2014 - 3/31/2015	$14.62	$0.05	$0.77	$0.82	($0.22)	$—	($0.22)	$15.22	1.41%	1.35%	0.32%	5.61%	$119,159	21%
4/1/2013 - 3/31/2014	13.22	(0.01)	1.50	1.49	(0.09)	—	(0.09)	14.62	1.44%	1.35%	(0.09%)	11.25%	119,506	1%
4/1/2012 - 3/31/2013	12.30	0.01	0.96	0.97	(0.05)	—	(0.05)	13.22	1.46%	1.35%	0.09%	7.92%	105,757	25%
4/1/2011 - 3/31/2012	11.93	0.01	0.40	0.41	(0.04)	—	(0.04)	12.30	1.47%	1.35%	0.07%	3.50%	95,937	8%
4/1/2010 - 3/31/2011	10.57	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.93	1.52%	1.26%	(0.13%)	13.59%	83,812	13%
Class C
4/1/2014 - 3/31/2015	$14.59	$0.05	$0.76	$0.81	($0.22)	$—	($0.22)	$15.18	1.41%	1.35%	0.32%	5.59%	$398,716	21%
4/1/2013 - 3/31/2014	13.19	(0.01)	1.50	1.49	(0.09)	—	(0.09)	14.59	1.44%	1.35%	(0.09%)	11.33%	375,368	1%
4/1/2012 - 3/31/2013	12.27	0.01	0.96	0.97	(0.05)	—	(0.05)	13.19	1.46%	1.35%	0.09%	7.95%	295,615	25%
4/1/2011 - 3/31/2012	11.91	0.01	0.39	0.40	(0.04)	—	(0.04)	12.27	1.47%	1.35%	0.07%	3.39%	257,114	8%
4/1/2010 - 3/31/2011	10.55	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.91	1.52%	1.26%	(0.13%)	13.64%	230,964	13%

See Notes to Financial Statements	See explanation of references and symbol on C-14

C-10

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data											Ratios to Average Net Assets			Supplemental Data
		Investment Operations					Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gain (Loss)		Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Growth (Continued)
Class R
4/1/2014 - 3/31/2015	$14.72	$0.12		$0.77		$0.89	($0.29)		$—	($0.29)		$15.32	0.91%	0.85%	0.82%	6.10%	$21,383	21%
4/1/2013 - 3/31/2014	13.32	0.06		1.49		1.55	(0.15)		—	(0.15)		14.72	0.94%	0.85%	0.41%	11.67%	20,326	1%
4/1/2012 - 3/31/2013	12.40	0.07		0.96		1.03	(0.11)		—	(0.11)		13.32	0.96%	0.85%	0.55%	8.38%	17,844	25%
4/1/2011 - 3/31/2012	12.03	0.07		0.40		0.47	(0.10)		—	(0.10)		12.40	0.97%	0.85%	0.57%	3.97%	14,710	8%
4/1/2010 - 3/31/2011	10.67	0.04		1.44		1.48	(0.12)		—	(0.12)		12.03	1.02%	0.76%	0.37%	14.00%	17,265	13%
Advisor Class
4/1/2014 - 3/31/2015	$14.75	$0.19		$0.78		$0.97	($0.37)		$—	($0.37)		$15.35	0.41%	0.35%	1.32%	6.61%	$10,165	21%
4/1/2013 - 3/31/2014	13.34	0.12		1.51		1.63	(0.22)		—	(0.22)		14.75	0.44%	0.40%	0.86%	12.21%	5,111	1%
12/31/2012 - 3/31/2013	12.50	(0.01)		0.85		0.84	—		—	—		13.34	0.45%	0.40%	(0.40%)	6.72%	2,470	25%
Pacific Funds Portfolio Optimization Aggressive-Growth
Class A
4/1/2014 - 3/31/2015	$15.23	$0.15		$0.79		$0.94	($0.32)		$—	($0.32)		$15.85	0.68%	0.60%	0.97%	6.18%	$177,171	20%
4/1/2013 - 3/31/2014	13.50	0.08		1.77		1.85	(0.12)		—	(0.12)		15.23	0.71%	0.60%	0.58%	13.70%	161,858	5%
4/1/2012 - 3/31/2013	12.56	0.07		0.96		1.03	(0.09)		—	(0.09)		13.50	0.73%	0.60%	0.57%	8.30%	133,265	30%
4/1/2011 - 3/31/2012	12.29	0.06		0.27		0.33	(0.06)		—	(0.06)		12.56	0.74%	0.60%	0.52%	2.73%	122,397	13%
4/1/2010 - 3/31/2011	10.66	0.05		1.65		1.70	(0.07)		—	(0.07)		12.29	0.80%	0.51%	0.44%	16.11%	114,246	26%
Class B
4/1/2014 - 3/31/2015	$14.94	$0.03		$0.80		$0.83	($0.20)		$—	($0.20)		$15.57	1.43%	1.35%	0.22%	5.55%	$35,840	20%
4/1/2013 - 3/31/2014	13.22	(0.02)		1.76		1.74	(0.02)		—	(0.02)		14.94	1.46%	1.35%	(0.17%)	13.13%	37,704	5%
4/1/2012 - 3/31/2013	12.28	(0.02)		0.96		0.94	(0.00	)(5)	—	(0.00	)(5)	13.22	1.48%	1.35%	(0.17%)	7.69%	33,013	30%
4/1/2011 - 3/31/2012	12.03	(0.03)		0.28		0.25	—		—	—		12.28	1.49%	1.35%	(0.23%)	2.08%	31,969	13%
4/1/2010 - 3/31/2011	10.46	(0.03)		1.65		1.62	(0.05)		—	(0.05)		12.03	1.55%	1.25%	(0.31%)	15.62%	30,693	26%
Class C
4/1/2014 - 3/31/2015	$14.93	$0.03		$0.79		$0.82	($0.20)		$—	($0.20)		$15.55	1.43%	1.35%	0.22%	5.54%	$110,241	20%
4/1/2013 - 3/31/2014	13.22	(0.02)		1.75		1.73	(0.02)		—	(0.02)		14.93	1.46%	1.35%	(0.17%)	13.12%	101,888	5%
4/1/2012 - 3/31/2013	12.28	(0.02)		0.97		0.95	(0.01)		—	(0.01)		13.22	1.48%	1.35%	(0.18%)	7.71%	81,754	30%
4/1/2011 - 3/31/2012	12.03	(0.03)		0.28		0.25	—		—	—		12.28	1.49%	1.35%	(0.23%)	2.08%	76,613	13%
4/1/2010 - 3/31/2011	10.46	(0.03)		1.65		1.62	(0.05)		—	(0.05)		12.03	1.55%	1.25%	(0.31%)	15.61%	75,607	26%
Class R
4/1/2014 - 3/31/2015	$15.15	$0.11		$0.79		$0.90	($0.28)		$—	($0.28)		$15.77	0.93%	0.85%	0.72%	5.94%	$8,893	20%
4/1/2013 - 3/31/2014	13.43	0.05		1.75		1.80	(0.08)		—	(0.08)		15.15	0.96%	0.85%	0.33%	13.45%	8,151	5%
4/1/2012 - 3/31/2013	12.48	0.04		0.97		1.01	(0.06)		—	(0.06)		13.43	0.98%	0.85%	0.33%	8.17%	7,251	30%
4/1/2011 - 3/31/2012	12.22	0.03		0.26		0.29	(0.03)		—	(0.03)		12.48	0.99%	0.85%	0.27%	2.43%	6,662	13%
4/1/2010 - 3/31/2011	10.61	0.02		1.65		1.67	(0.06)		—	(0.06)		12.22	1.05%	0.76%	0.19%	16.02%	5,553	26%
Advisor Class
4/1/2014 - 3/31/2015	$15.23	$0.19		$0.79		$0.98	($0.35)		$—	($0.35)		$15.86	0.43%	0.35%	1.22%	6.50%	$6,480	20%
4/1/2013 - 3/31/2014	13.51	0.11		1.76		1.87	(0.15)		—	(0.15)		15.23	0.46%	0.40%	0.78%	13.84%	2,719	5%
12/31/2012 - 3/31/2013	12.56	(0.01)		0.96		0.95	—		—	—		13.51	0.48%	0.40%	(0.40%)	7.56%	222	30%
Pacific Funds Diversified Alternatives
Class A
4/1/2014 - 3/31/2015	$9.99	$0.38		($0.06)		$0.32	($0.29)		($0.02)	($0.31)		$10.00	2.83%	0.85%	3.77%	3.19%	$1,465	23%
12/31/2013 - 3/31/2014	10.00	(0.01)		(0.00	)(5)	(0.01)	—		—	—		9.99	3.36%	0.85%	(0.34%)	(0.10%)	10	1%
Class C
4/1/2014 - 3/31/2015	$9.97	$0.30		($0.06)		$0.24	($0.27)		($0.02)	($0.29)		$9.92	3.58%	1.60%	3.02%	2.39%	$558	23%
12/31/2013 - 3/31/2014	10.00	(0.03)		(0.00	)(5)	(0.03)	—		—	—		9.97	4.11%	1.60%	(1.09%)	(0.30%)	10	1%
Advisor Class
4/1/2014 - 3/31/2015	$9.99	$0.41		($0.08)		$0.33	($0.29)		($0.02)	($0.31)		$10.01	2.58%	0.60%	4.02%	3.37%	$3,771	23%
12/31/2013 - 3/31/2014	10.00	(0.00	)(5)	(0.01)		(0.01)	—		—	—		9.99	3.11%	0.60%	(0.09%)	(0.10%)	1,978	1%
Pacific Funds Short Duration Income
Class A
4/1/2014 - 3/31/2015	$10.46	$0.19		($0.03)		$0.16	($0.18)		($0.03)	($0.21)		$10.41	1.09%	0.85%	1.77%	1.51%	$48,685	78%
4/1/2013 - 3/31/2014	10.46	0.17		0.04		0.21	(0.18)		(0.03)	(0.21)		10.46	1.14%	0.85%	1.68%	2.00%	60,012	98%
6/29/2012 - 3/31/2013	10.20	0.16		0.32		0.48	(0.15)		(0.07)	(0.22)		10.46	1.24%	0.85%	2.02%	4.78%	22,589	146%

See Notes to Financial Statements	See explanation of references and symbol on C-14

C-11

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Short Duration Income (Continued)
Class C
4/1/2014 - 3/31/2015	$10.45	$0.11	($0.03)	$0.08	($0.11)	($0.03)	($0.14)	$10.39	1.84%	1.60%	1.02%	0.68%	$31,569	78%
4/1/2013 - 3/31/2014	10.45	0.10	0.03	0.13	(0.10)	(0.03)	(0.13)	10.45	1.89%	1.60%	0.93%	1.28%	23,769	98%
6/29/2012 - 3/31/2013	10.20	0.10	0.33	0.43	(0.11)	(0.07)	(0.18)	10.45	1.99%	1.60%	1.27%	4.28%	10,307	146%
Class I
4/1/2014 - 3/31/2015	$10.45	$0.21	($0.03)	$0.18	($0.21)	($0.03)	($0.24)	$10.39	0.69%	0.57%	2.05%	1.70%	$1,516	78%
4/1/2013 - 3/31/2014	10.45	0.21	0.02	0.23	(0.20)	(0.03)	(0.23)	10.45	0.74%	0.60%	1.93%	2.20%	979	98%
4/1/2012 - 3/31/2013	10.14	0.23	0.38	0.61	(0.23)	(0.07)	(0.30)	10.45	1.08%	0.60%	2.27%	6.10%	13,280	146%
12/19/2011 - 3/31/2012	10.00	0.06	0.15	0.21	(0.07)	—	(0.07)	10.14	2.04%	0.60%	2.06%	2.10%	12,251	73%
Advisor Class
4/1/2014 - 3/31/2015	$10.46	$0.21	($0.02)	$0.19	($0.21)	($0.03)	($0.24)	$10.41	0.83%	0.60%	2.02%	1.78%	$51,901	78%
4/1/2013 - 3/31/2014	10.46	0.20	0.03	0.23	(0.20)	(0.03)	(0.23)	10.46	0.89%	0.60%	1.93%	2.25%	9,595	98%
6/29/2012 - 3/31/2013	10.20	0.18	0.31	0.49	(0.16)	(0.07)	(0.23)	10.46	0.99%	0.60%	2.27%	4.85%	3,148	146%
Pacific Funds Core Income
Class A
4/1/2014 - 3/31/2015	$10.66	$0.31	$0.13	$0.44	($0.31)	$—	($0.31)	$10.79	1.14%	0.93%	2.93%	4.17%	$218,368	53%
4/1/2013 - 3/31/2014	10.92	0.32	(0.09)	0.23	(0.33)	(0.16)	(0.49)	10.66	1.16%	0.90%	3.03%	2.27%	221,086	120%
4/1/2012 - 3/31/2013	10.61	0.30	0.55	0.85	(0.29)	(0.25)	(0.54)	10.92	1.17%	0.90%	2.76%	8.13%	333,987	171%
4/1/2011 - 3/31/2012	10.16	0.30	0.48	0.78	(0.30)	(0.03)	(0.33)	10.61	1.35%	0.90%	2.94%	7.79%	247,522	199%
12/31/2010 - 3/31/2011	10.00	0.09	0.16	0.25	(0.09)	—	(0.09)	10.16	1.77%	0.90%	3.62%	2.46%	5,300	142%
Class C
4/1/2014 - 3/31/2015	$10.66	$0.23	$0.13	$0.36	($0.23)	$—	($0.23)	$10.79	1.89%	1.68%	2.18%	3.42%	$183,952	53%
4/1/2013 - 3/31/2014	10.93	0.24	(0.10)	0.14	(0.25)	(0.16)	(0.41)	10.66	1.91%	1.65%	2.28%	1.41%	122,946	120%
4/1/2012 - 3/31/2013	10.62	0.22	0.55	0.77	(0.21)	(0.25)	(0.46)	10.93	1.92%	1.65%	2.01%	7.37%	160,472	171%
6/30/2011 - 3/31/2012	10.32	0.17	0.33	0.50	(0.17)	(0.03)	(0.20)	10.62	2.07%	1.65%	2.17%	4.89%	76,726	199%
Class I
4/1/2014 - 3/31/2015	$10.67	$0.34	$0.13	$0.47	($0.34)	$—	($0.34)	$10.80	0.73%	0.65%	3.21%	4.46%	$3,806	53%
4/1/2013 - 3/31/2014	10.93	0.35	(0.09)	0.26	(0.36)	(0.16)	(0.52)	10.67	0.76%	0.65%	3.28%	2.53%	1,187	120%
4/1/2012 - 3/31/2013	10.62	0.33	0.55	0.88	(0.32)	(0.25)	(0.57)	10.93	0.77%	0.65%	3.01%	8.39%	1,794	171%
4/1/2011 - 3/31/2012	10.16	0.36	0.44	0.80	(0.31)	(0.03)	(0.34)	10.62	0.95%	0.65%	3.42%	7.95%	1,292	199%
12/31/2010 - 3/31/2011	10.00	0.10	0.15	0.25	(0.09)	—	(0.09)	10.16	1.37%	0.65%	3.87%	2.48%	51,231	142%
Advisor Class
4/1/2014 - 3/31/2015	$10.68	$0.34	$0.13	$0.47	($0.34)	$—	($0.34)	$10.81	0.88%	0.69%	3.17%	4.43%	$219,437	53%
4/1/2013 - 3/31/2014	10.95	0.35	(0.10)	0.25	(0.36)	(0.16)	(0.52)	10.68	0.91%	0.65%	3.28%	2.53%	69,489	120%
6/29/2012 - 3/31/2013	10.79	0.24	0.41	0.65	(0.24)	(0.25)	(0.49)	10.95	0.94%	0.67%	2.99%	5.97%	93,966	171%
Pacific Funds Strategic Income
Class A
4/1/2014 - 3/31/2015	$11.20	$0.46	($0.37)	$0.09	($0.44)	($0.10)	($0.54)	$10.75	1.28%	1.05%	4.18%	0.84%	$51,175	157%
4/1/2013 - 3/31/2014	11.23	0.48	0.30	0.78	(0.49)	(0.32)	(0.81)	11.20	1.43%	1.05%	4.34%	7.25%	37,896	190%
6/29/2012 - 3/31/2013	10.53	0.38	0.98	1.36	(0.36)	(0.30)	(0.66)	11.23	1.47%	1.05%	4.55%	13.12%	20,963	353%
Class C
4/1/2014 - 3/31/2015	$11.19	$0.38	($0.38)	$—	($0.36)	($0.10)	($0.46)	$10.73	2.03%	1.80%	3.43%	0.03%	$42,684	157%
4/1/2013 - 3/31/2014	11.22	0.40	0.30	0.70	(0.41)	(0.32)	(0.73)	11.19	2.18%	1.80%	3.59%	6.51%	23,451	190%
6/29/2012 - 3/31/2013	10.53	0.32	0.98	1.30	(0.31)	(0.30)	(0.61)	11.22	2.22%	1.80%	3.80%	12.52%	7,948	353%
Class I
4/1/2014 - 3/31/2015	$11.15	$0.49	($0.37)	$0.12	($0.47)	($0.10)	($0.57)	$10.70	0.88%	0.77%	4.46%	1.13%	$1,381	157%
4/1/2013 - 3/31/2014	11.18	0.52	0.28	0.80	(0.51)	(0.32)	(0.83)	11.15	1.03%	0.80%	4.59%	7.51%	1,686	190%
4/1/2012 - 3/31/2013	10.40	0.52	1.09	1.61	(0.53)	(0.30)	(0.83)	11.18	1.22%	0.80%	4.80%	15.94%	22,099	353%
12/19/2011 - 3/31/2012	10.00	0.14	0.38	0.52	(0.12)	—	(0.12)	10.40	1.78%	0.80%	4.84%	5.22%	17,796	156%
Advisor Class
4/1/2014 - 3/31/2015	$11.20	$0.48	($0.35)	$0.13	($0.47)	($0.10)	($0.57)	$10.76	1.03%	0.80%	4.43%	1.20%	$66,223	157%
4/1/2013 - 3/31/2014	11.24	0.51	0.29	0.80	(0.52)	(0.32)	(0.84)	11.20	1.18%	0.80%	4.59%	7.42%	9,302	190%
6/29/2012 - 3/31/2013	10.53	0.40	0.97	1.37	(0.36)	(0.30)	(0.66)	11.24	1.24%	0.82%	4.78%	13.31%	1,575	353%

See Notes to Financial Statements	See explanation of references and symbol on C-14

C-12

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Floating Rate Income
Class A
4/1/2014 - 3/31/2015	$10.51	$0.44	($0.40)	$0.04	($0.44)	($0.03)	($0.47)	$10.08	1.29%	1.07%	4.20%	0.38%	$215,160	80%
4/1/2013 - 3/31/2014	10.46	0.40	0.04	0.44	(0.37)	(0.02)	(0.39)	10.51	1.30%	1.05%	3.86%	4.30%	375,848	123%
4/1/2012 - 3/31/2013	10.07	0.46	0.46	0.92	(0.43)	(0.10)	(0.53)	10.46	1.43%	1.05%	4.46%	9.36%	125,007	186%
12/30/2011 - 3/31/2012	9.81	0.13	0.24	0.37	(0.11)	—	(0.11)	10.07	1.55%	1.05%	5.33%	3.79%	12,071	139%
Class C
4/1/2014 - 3/31/2015	$10.50	$0.36	($0.40)	($0.04)	($0.37)	($0.03)	($0.40)	$10.06	2.04%	1.82%	3.45%	(0.46%)	$179,798	80%
4/1/2013 - 3/31/2014	10.45	0.33	0.04	0.37	(0.30)	(0.02)	(0.32)	10.50	2.05%	1.80%	3.11%	3.57%	214,365	123%
4/1/2012 - 3/31/2013	10.07	0.38	0.46	0.84	(0.36)	(0.10)	(0.46)	10.45	2.18%	1.80%	3.71%	8.56%	63,045	186%
12/30/2011 - 3/31/2012	9.81	0.11	0.25	0.36	(0.10)	—	(0.10)	10.07	2.30%	1.80%	4.61%	3.68%	3,372	139%
Class I
4/1/2014 - 3/31/2015	$10.53	$0.46	($0.40)	$0.06	($0.47)	($0.03)	($0.50)	$10.09	0.89%	0.81%	4.46%	0.55%	$88,508	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.05	0.48	(0.40)	(0.02)	(0.42)	10.53	0.90%	0.80%	4.11%	4.65%	96,635	123%
4/1/2012 - 3/31/2013	10.08	0.48	0.46	0.94	(0.45)	(0.10)	(0.55)	10.47	1.03%	0.80%	4.71%	9.56%	10,726	186%
6/30/2011 - 3/31/2012	10.00	0.34	0.06	0.40	(0.32)	—	(0.32)	10.08	1.24%	0.80%	4.60%	4.11%	41,834	139%
Class P
4/1/2014 - 3/31/2015	$10.52	$0.45	($0.38)	$0.07	($0.47)	($0.03)	($0.50)	$10.09	0.89%	0.83%	4.44%	0.64%	$691	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.52	0.90%	0.80%	4.11%	4.53%	249	123%
12/31/2012 - 3/31/2013	10.29	0.12	0.16	0.28	(0.10)	—	(0.10)	10.47	0.99%	0.80%	4.70%	2.74%	14	186%
Advisor Class
4/1/2014 - 3/31/2015	$10.54	$0.46	($0.39)	$0.07	($0.47)	($0.03)	($0.50)	$10.11	1.04%	0.82%	4.45%	0.63%	$270,383	80%
4/1/2013 - 3/31/2014	10.49	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.54	1.05%	0.80%	4.11%	4.54%	368,122	123%
6/29/2012 - 3/31/2013	10.12	0.36	0.45	0.81	(0.34)	(0.10)	(0.44)	10.49	1.15%	0.80%	4.70%	8.13%	35,648	186%
Pacific Funds Limited Duration High Income
Class A
4/1/2014 - 3/31/2015	$10.22	$0.45	($0.58)	($0.13)	($0.45)	($0.04)	($0.49)	$9.60	1.49%	1.08%	4.51%	(1.27%)	$7,094	49%
7/31/2013 - 3/31/2014	10.00	0.26	0.22	0.48	(0.25)	(0.01)	(0.26)	10.22	1.67%	1.08%	3.94%	4.85%	8,677	53%
Class C
4/1/2014 - 3/31/2015	$10.20	$0.37	($0.57)	($0.20)	($0.38)	($0.04)	($0.42)	$9.58	2.21%	1.83%	3.76%	(1.99%)	$3,664	49%
7/31/2013 - 3/31/2014	10.00	0.21	0.22	0.43	(0.22)	(0.01)	(0.23)	10.20	2.42%	1.83%	3.19%	4.28%	2,442	53%
Class I
4/1/2014 - 3/31/2015	$10.22	$0.48	($0.58)	($0.10)	($0.48)	($0.04)	($0.52)	$9.60	1.09%	0.80%	4.79%	(0.89%)	$21,921	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.26)	(0.01)	(0.27)	10.22	1.27%	0.83%	4.19%	4.87%	22,227	53%
Advisor Class
4/1/2014 - 3/31/2015	$10.21	$0.46	($0.55)	($0.09)	($0.48)	($0.04)	($0.52)	$9.60	1.18%	0.83%	4.76%	(0.92%)	$5,669	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.27)	(0.01)	(0.28)	10.21	1.42%	0.83%	4.19%	4.89%	1,860	53%
Pacific Funds High Income (6)
Class A
4/1/2014 - 3/31/2015	$11.22	$0.54	($0.60)	($0.06)	($0.52)	($0.16)	($0.68)	$10.48	1.50%	1.05%	4.90%	(0.49%)	$5,900	60%
4/1/2013 - 3/31/2014	11.16	0.56	0.25	0.81	(0.55)	(0.20)	(0.75)	11.22	1.67%	1.05%	5.03%	7.50%	6,441	99%
6/29/2012 - 3/31/2013	10.57	0.46	0.84	1.30	(0.44)	(0.27)	(0.71)	11.16	1.87%	1.05%	5.57%	12.59%	3,497	154%
Class C
4/1/2014 - 3/31/2015	$11.21	$0.45	($0.59)	($0.14)	($0.44)	($0.16)	($0.60)	$10.47	2.24%	1.80%	4.15%	(1.22%)	$5,419	60%
4/1/2013 - 3/31/2014	11.16	0.47	0.25	0.72	(0.47)	(0.20)	(0.67)	11.21	2.42%	1.80%	4.28%	6.65%	5,245	99%
6/29/2012 - 3/31/2013	10.57	0.40	0.85	1.25	(0.39)	(0.27)	(0.66)	11.16	2.62%	1.80%	4.82%	12.11%	2,203	154%
Class I
4/1/2014 - 3/31/2015	$11.14	$0.57	($0.61)	($0.04)	($0.53)	($0.16)	($0.69)	$10.41	1.10%	0.77%	5.18%	(0.30%)	$241	60%
4/1/2013 - 3/31/2014	11.09	0.58	0.24	0.82	(0.57)	(0.20)	(0.77)	11.14	1.27%	0.80%	5.28%	7.72%	9,493	99%
4/1/2012 - 3/31/2013	10.58	0.63	0.82	1.45	(0.67)	(0.27)	(0.94)	11.09	1.78%	0.80%	5.82%	14.21%	8,810	154%
12/19/2011 - 3/31/2012	10.00	0.20	0.55	0.75	(0.17)	—	(0.17)	10.58	2.82%	0.80%	6.73%	7.50%	7,523	93%
Class P
1/14/2015 - 3/31/2015	$10.22	$0.11	$0.19	$0.30	($0.12)	$—	($0.12)	$10.40	1.06%	0.80%	5.15%	2.94%	$38,919	60%

See Notes to Financial Statements	See explanation of references and symbol on C-14

C-13

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds High Income (Continued)
Advisor Class
4/1/2014 - 3/31/2015	$11.23	$0.57	($0.60)	($0.03)	($0.55)	($0.16)	($0.71)	$10.49	1.24%	0.80%	5.15%	(0.23%)	$3,807	60%
4/1/2013 - 3/31/2014	11.18	0.58	0.24	0.82	(0.57)	(0.20)	(0.77)	11.23	1.42%	0.80%	5.28%	7.67%	3,064	99%
6/29/2012 - 3/31/2013	10.57	0.48	0.85	1.33	(0.45)	(0.27)	(0.72)	11.18	1.63%	0.81%	5.81%	12.87%	279	154%

**	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(1)	Net investment income (loss) per share has been calculated using the average shares method.
(2)	The ratios are annualized for periods of less than one full year.
(3)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements, as discussed in Notes 6 and 7B in Notes to Financial Statements. The expense ratios for all the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of the underlying funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest.
(4)	The total returns include reinvestment of all dividends and capital gains distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(5)	Amount represents less than $0.005 per share.
(6)	Class P of Pacific Funds High Income commenced operations on January 14, 2015.

See Notes to Financial Statements

C-14

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Funds Series Trust (formerly Pacific Life Funds) (which may be referred to as “Pacific Funds” or the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of March 31, 2015, the Trust was comprised of thirty-four separate funds, twelve of which are presented in these financial statements (each individually, a “Fund”, and collectively the “Funds”):

Current Name	Former Name
Pacific FundsSM Portfolio Optimization Conservative*	PL Portfolio Optimization Conservative Fund
Pacific FundsSM Portfolio Optimization Moderate-Conservative*	PL Portfolio Optimization Moderate-Conservative Fund
Pacific FundsSM Portfolio Optimization Moderate*	PL Portfolio Optimization Moderate Fund
Pacific FundsSM Portfolio Optimization Growth*	PL Portfolio Optimization Moderate-Aggressive Fund
Pacific FundsSM Portfolio Optimization Aggressive-Growth*	PL Portfolio Optimization Aggressive Fund
Pacific FundsSM Diversified Alternatives	PL Diversified Alternatives Fund
Pacific FundsSM Short Duration Income	PL Short Duration Income Fund
Pacific FundsSM Core Income	PL Income Fund
Pacific FundsSM Strategic Income	PL Strategic Income Fund
Pacific FundsSM Floating Rate Income	PL Floating Rate Income Fund
Pacific FundsSM Limited Duration High Income	PL Limited Duration High Income Fund
Pacific FundsSM High Income	PL High Income Fund

*	These Funds are collectively known as the “Portfolio Optimization Funds.”

The Portfolio Optimization Funds offer Class A, Class B, Class C, Class R, and Advisor Class shares. Pacific Funds Diversified Alternatives offers Class A, Class C, and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares and Advisor Class shares are sold at net asset value (“NAV”) without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances.

Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and Pacific Funds High Income offer Class A, Class C, Class I, and Advisor Class shares. Additionally, Pacific Funds Floating Rate Income and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares of Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income, and Pacific Funds Limited Duration High Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P, and Advisor Class shares are sold at NAV without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes (see Note 6).

The Portfolio Optimization Funds invest their assets in Class P shares of other funds of the Trust (collectively, the “PF Underlying Funds”) and Class P shares of Pacific Funds High Income. Pacific Funds Diversified Alternatives invests all of its assets in the PF Underlying Funds and Class P shares of Pacific Funds Floating Rate Income.

There is a separate annual report containing the financial statements for the PF Underlying Funds, which is available without charge. For information on how to obtain the annual report for the PF Underlying Funds, see the Where to Go for More Information section of this report on page F-19.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

D-1

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

For the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives, dividends on net investment income, if any, are generally declared and paid annually. For Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and Pacific Funds High Income, dividends on net investment income, if any, are generally declared and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as Fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that changes the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. The amendments also require two new disclosures. The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. This ASU is effective for interim and annual reporting periods beginning on or after December 15, 2014. Management is currently evaluating the impact that the implementation of this ASU will have on the Trust’s financial statement disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

D-2

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

B. NET ASSET VALUE

Each Fund of the Trust presented in these financial statements is divided into shares and share classes. The price per share of each class of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the official closing price or last reported sale price from an exchange as of the time of the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no official closing price or last reported sales price are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodologies approved pursuant to the Valuation Policy.

Portfolio Optimization Funds

The investments of each Portfolio Optimization Fund consist of Class P shares of the applicable PF Underlying Funds and Pacific Funds High Income they hold, which are valued at their respective NAVs.

Pacific Funds Diversified Alternatives

The investments of Pacific Funds Diversified Alternatives consist of Class P shares of Pacific Funds Floating Rate Income and the applicable PF Underlying Funds it holds, which are valued at their respective NAVs.

Investments in other Investment Companies

Fund investments in other investment companies are valued at their respect NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC, or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each Fund’s investments are characterized. The VOC includes

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investment, legal, and compliance members of the Trust’s Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2015 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic, and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are categorized as Level 2.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the PF Underlying Funds and Pacific Funds High Income in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in Pacific Funds High Income. The annual report for the PF Underlying Funds contains information about the risks associated with investing in the PF Underlying Funds. Allocations among the PF Underlying Funds and Pacific Funds High Income are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds and Pacific Funds High Income may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds and Pacific Funds High Income (See Note 7C).

Pacific Funds Diversified Alternatives is exposed to the same risks as the PF Underlying Funds and Pacific Funds Floating Rate Income in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in Pacific Funds Floating Rate Income. The annual report for the PF Underlying Funds contains information about the risks associated with investing in the PF Underlying Funds. Allocations among the PF Underlying Funds and Pacific Funds Floating Rate Income are determined using an asset allocation process, which seeks to provide performance that has a low to moderate correlation with the performance of traditional equity and fixed income asset classes over long-term periods. The allocations of Pacific Funds Diversified Alternatives may not effectively

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decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or the PF Underlying Funds and Pacific Funds Floating Rate Income may cause them to underperform other mutual funds with a similar investment objective. Pacific Funds Diversified Alternatives may invest a significant portion of its assets in any one or several PF Underlying Funds and Pacific Funds Floating Rate Income (See Note 7C).

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High Yield or “junk” securities may be more volatile than higher rated securities. High yield securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s termination or tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt securities. The negative impact on debt investments from resulting rate increases for that and other reasons could be swift and significant, including declining market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower

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directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2015, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each Fund’s shares. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the fund manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest rate risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

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Price volatility risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

D-8

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, Pacific Funds High Income entered into total return swaps on high yield credit indices to obtain long exposure to the broader high yield market.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Swap agreements, at value	Swap agreements, at value

The following is a summary of fair values of derivative investments disclosed in Pacific Funds High Income’s Statement of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2015:

Derivative Investments Risk Type	Total Value at March 31, 2015
Interest rate contracts (Asset)	$59,301

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on swap transactions Change in net unrealized appreciation (depreciation) on swaps

The following is a summary of Pacific Funds High Income’s net realized gain or loss and change in net unrealized appreciation or depreciation on derivative investments recognized in its Statement of Operations categorized by primary risk exposure for the year ended March 31, 2015:

Derivative Investments Risk Type	Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest rate contracts	($967)	$59,301

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The average value of derivative investments in interest rate contracts held by Pacific Funds High Income for the year ended March 31, 2015 was $11,860. Such average value of derivative investments and the amounts of net realized gain or loss and changes in net unrealized appreciation or depreciation on derivative investments as disclosed in its Statement of Operations serve as indicators of volume of financial derivative activity for Pacific Funds High Income for the year ended March 31, 2015.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

D-9

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) for Pacific Funds High Income as of March 31, 2015:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities
Swaps	$59,301	$—	$—	$59,301	$—	$—	$—	$—

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Adviser to the Trust. PLFA manages the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. PLFA also manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and Pacific Funds High Income under the name Pacific Asset Management. PLFA receives investment advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

Fund	Advisory Fee Rate
Pacific Funds Portfolio Optimization Conservative Pacific Funds Portfolio Optimization Moderate-Conservative Pacific Funds Portfolio Optimization Moderate Pacific Funds Portfolio Optimization Growth Pacific Funds Portfolio Optimization Aggressive-Growth Pacific Funds Diversified Alternatives	0.20%
Pacific Funds Short Duration Income	0.40%
Pacific Funds Core Income	0.50%
Pacific Funds Strategic Income Pacific Funds High Income	0.60%
Pacific Funds Floating Rate Income Pacific Funds Limited Duration High Income (1)	0.65%

(1)	PLFA agreed to waive 0.02% of its advisory fee through July 31, 2015 for the Pacific Funds Limited Duration High Income. The agreement will terminate if the investment advisory agreement is terminated or upon approval by the Board. There is no guarantee that PLFA will continue such waivers after that date.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pacific Life receives an administration fee from each Fund and share class presented in these financial statements based on the following administration fee rates, which are based on an annual percentage of average daily net assets of each Fund:

Fund	Share Class	Administration Fee Rate
Portfolio Optimization Funds	A, B, C, R, and Advisor Class	0.15%
Pacific Funds Diversified Alternatives	A, C, and Advisor Class	0.15%
Pacific Funds Short Duration Income Pacific Funds Core Income	A, C, and Advisor Class	0.30%
Pacific Funds Strategic Income Pacific Funds Limited Duration High Income	I	0.15%
Pacific Funds Floating Rate Income Pacific Funds High Income	A, C, and Advisor Class	0.30%
	I and P	0.15%

D-10

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor receives distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 (12b-1) under the 1940 Act (together the “12b-1 Plans”) for Class B, C, and R shares. The Distributor also receives service fees pursuant to a non-12b-1 Class A Service Plan (“Class A Plan”). The Distributor receives distribution and/or service fees from each Fund and applicable share class presented in these financial statements based on the following distribution and service fee rates, which are based on an annual percentage of average daily net assets:

Plan	Share Class	Distribution Fee Rate	Service Fee Rate
12b-1 Plans	B and C	0.75%	0.25%
	R	0.25%	0.25%
Class A Plan	A		0.25%

There are no distribution and service fees for Class I, Class P, and Advisor Class shares. The distribution and service fees are accrued daily. For the year ended March 31, 2015, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $15,738,260 from the sale of Class A shares and received $565,023 in CDSC from redemptions of Class A, B, and C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES, AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Adviser, the administration fees earned by Pacific Life, the distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended March 31, 2015 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2015 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees, if any); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses, and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The expense caps for each Fund and share class presented in these financial statements are as follows:

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, B, C, R and Advisor Class	0.15% through 7/31/2016 and 0.30% thereafter through 7/31/2023
Pacific Funds Diversified Alternatives	A, C, and Advisor Class	0.40% through 7/31/2017
Pacific Funds Short Duration Income Pacific Funds Strategic Income Pacific Funds Limited Duration High Income	A, C, and Advisor Class	0.20% through 7/31/2016
	I	0.20% through 7/31/2014 and 0.15% from 8/1/2014 through 7/31/2016
Pacific Funds Core Income	A, C, and Advisor Class	0.15% through 7/31/2014 and 0.20% from 8/1/2014 through 7/31/2016
	I	0.15% through 7/31/2016
Pacific Funds Floating Rate Income	A, C, P, and Advisor Class	0.15% through 12/31/2014 and 0.20% from 1/1/2015 through 7/31/2016
	I	0.15% through 7/31/2016
Pacific Funds High Income	A, C, P, and Advisor Class	0.20% through 7/31/2016
	I	0.20% through 7/31/2014 and 0.15% from 8/1/2014 through 7/31/2016

There is no guarantee that PLFA will continue to reimburse expenses upon the expiration of the applicable expense limitation agreements. Any expense reimbursements are subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent that the recoupment would not cause the Fund to exceed the expense cap that was in effect at the time of the reimbursement. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap.

The Adviser’s expense reimbursement and the advisory fee waiver, if any, of each of the applicable Funds presented in these financial statements for the year ended March 31, 2015 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of March 31, 2015 are presented in the Statements of Assets and Liabilities.

D-11

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The cumulative expense reimbursement amounts, if any, as of March 31, 2015 that are subject to recoupment by PLFA from each Fund presented in these financial statements are as follows:

Funds	3/31/2016	3/31/2017	3/31/2018
Pacific Funds Portfolio Optimization Conservative	$504,164	$485,486	$341,046
Pacific Funds Portfolio Optimization Moderate-Conservative	475,646	509,594	412,969
Pacific Funds Portfolio Optimization Moderate	1,124,770	1,236,620	1,039,248
Pacific Funds Portfolio Optimization Growth	814,333	857,348	722,497
Pacific Funds Portfolio Optimization Aggressive-Growth	306,272	297,159	255,368
Pacific Funds Diversified Alternatives		7,432	78,329
Pacific Funds Short Duration Income	97,734	192,031	287,988
Pacific Funds Core Income	1,323,370	1,326,276	1,007,441
Pacific Funds Strategic Income	118,217	181,996	294,682
Pacific Funds Floating Rate Income	347,661	1,642,470	1,908,310
Pacific Funds Limited Duration High Income		82,357	119,970
Pacific Funds High Income	97,325	98,786	124,757

	$5,209,492	$6,917,555	$6,592,605

During the year ended March 31, 2015, PLFA recouped $5,103 from Pacific Funds Diversified Alternatives. There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the year ended March 31, 2015.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2015, each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Floating Rate Income, and Pacific Funds High Income. A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended March 31, 2015 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2014	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2015
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
PF Floating Rate Loan	$28,543,030	$3,050,669	$958,924	$4,766,724	($24,096)	($452,122)	$27,309,681	2,766,938
PF Inflation Managed	40,774,922	4,311,822	892,030	14,125,826	(2,077,400)	2,127,401	31,902,949	3,625,335
PF Managed Bond	150,635,060	13,094,320	2,361,532	27,232,983	2,652,257	4,212,093	145,722,279	13,175,613
PF Short Duration Bond	65,138,502	2,600,816	749,640	10,263,368	(44,132)	(166,478)	58,014,980	5,795,702
PF Emerging Markets Debt	26,376,381	9,354,525	1,076,155	4,992,234	(227,277)	(2,372,252)	29,215,298	3,286,310
PF Comstock	20,375,831	867,290	318,536	7,684,627	3,635,664	(2,716,705)	14,795,989	866,783
PF Growth	4,599,951	2,327,215	44,846	1,163,789	80,245	634,978	6,523,446	338,002
PF Large-Cap Growth	10,634,553	126,874	—	3,256,772	970,158	264,343	8,739,156	815,981
PF Large-Cap Value	24,012,664	619,282	486,167	5,566,261	3,407,466	(1,868,863)	21,090,455	1,281,316
PF Main Street Core	8,086,162	2,294,512	43,405	4,652,620	2,226,169	(1,573,637)	6,423,991	450,490
PF Mid-Cap Equity	8,535,989	469,678	16,799	2,766,926	1,370,821	(935,005)	6,691,356	550,729
PF Mid-Cap Growth	4,950,986	—	3,987	1,034,471	196,904	273,616	4,391,022	504,136
PF International Large-Cap	11,283,090	7,423,347	199,138	4,093,621	706,628	(587,821)	14,930,761	807,068
PF International Value	6,876,810	3,520,759	329,673	1,239,045	28,422	(583,351)	8,933,268	939,355
PF Currency Strategies	11,470,557	2,452,247	270,801	2,579,164	(40,422)	672,097	12,246,116	1,234,488
PF Global Absolute Return	25,024,799	744,581	1,108,725	6,512,637	(35,764)	904,270	21,233,974	2,117,046
PF Precious Metals	3,254,088	2,313,028	—	3,137,379	(2,026,510)	1,308,386	1,711,613	380,359
	$450,573,375	$55,570,965	$8,860,358	$105,068,447	$10,799,133	($859,050)	$419,876,334

Pacific Funds Portfolio Optimization Moderate-Conservative
PF Floating Rate Loan	$34,464,021	$2,094,292	$1,203,693	$2,512,675	($72,862)	($521,351)	$34,655,118	3,511,157
PF Inflation Managed	42,474,816	5,213,964	1,122,719	7,579,165	(1,298,280)	1,159,067	41,093,121	4,669,673
PF Managed Bond	117,716,374	25,378,002	2,234,067	12,613,472	2,419,042	3,606,111	138,740,124	12,544,315
PF Short Duration Bond	59,644,245	3,028,141	735,101	5,602,531	(34,785)	(186,516)	57,583,655	5,752,613
PF Emerging Markets Debt	24,888,885	7,194,432	1,021,402	1,932,753	(156,341)	(2,258,953)	28,756,672	3,234,721
PF Comstock	35,779,162	996,380	626,749	10,055,475	5,197,157	(3,545,435)	28,998,538	1,698,801
PF Growth	11,681,696	3,933,035	109,840	1,312,496	149,813	1,601,774	16,163,662	837,495
PF Large-Cap Growth	21,227,796	247,877	—	4,350,672	2,048,619	676,542	19,850,162	1,853,423
PF Large-Cap Value	46,967,490	776,625	1,005,992	8,379,400	5,334,469	(2,281,887)	43,423,289	2,638,110
PF Main Street Core	30,375,809	445,100	302,139	4,515,471	4,753,999	(1,855,772)	29,505,804	2,069,131
PF Mid-Cap Equity	12,488,118	5,624,083	46,462	1,017,842	1,997,123	(714,809)	18,423,135	1,516,307
PF Mid-Cap Growth	7,317,129	192,491	5,473	2,097,039	125,241	501,107	6,044,402	693,961
PF Small-Cap Growth	7,708,132	—	—	1,796,963	1,023,705	(660,880)	6,273,994	423,919
PF Small-Cap Value	5,856,536	51,783	81,402	436,770	1,736,466	(1,169,646)	6,119,771	585,624
PF Emerging Markets	10,334,687	2,454,493	146,410	773,101	251,779	(854,031)	11,560,237	851,269
PF International Large-Cap	23,126,609	3,990,722	328,416	10,078,515	833,072	(1,216,381)	16,983,923	918,050
PF International Small-Cap	—	11,443,250	—	203,371	9,030	776,174	12,025,083	1,124,891
PF International Value	16,712,529	984,353	556,035	5,807,449	486,805	(1,809,002)	11,123,271	1,169,639
PF Currency Strategies	14,608,220	8,917,871	495,015	2,482,229	(47,242)	966,925	22,458,560	2,263,968
PF Global Absolute Return	31,927,755	1,282,513	1,518,750	6,588,964	(59,908)	1,200,886	29,281,032	2,919,345
PF Precious Metals	10,411,233	1,412,242	—	9,539,286	(3,872,443)	4,037,027	2,448,773	544,172
	$565,711,242	$85,661,649	$11,539,665	$99,675,639	$20,824,459	($2,549,050)	$581,512,326

D-12

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2014	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2015
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Moderate
PF Floating Rate Loan	$60,152,863	$7,256,030	$2,262,970	$3,425,820	($128,279)	($1,022,111)	$65,095,653	6,595,304
PF Inflation Managed	73,375,793	4,375,498	1,140,170	38,027,985	(3,644,202)	4,539,316	41,758,590	4,745,294
PF Managed Bond	221,932,405	43,482,376	4,194,499	22,222,338	4,428,865	6,938,612	258,754,419	23,395,517
PF Short Duration Bond	90,643,911	17,925,919	1,319,281	22,589,946	(225,306)	(285,170)	86,788,689	8,670,199
Pacific Funds High Income	—	16,114,996	187,704	231,813	1,320	281,811	16,354,018	1,572,502
PF Emerging Markets Debt	59,512,117	30,409,578	2,879,227	3,950,624	(356,088)	(6,942,342)	81,551,868	9,173,438
PF Comstock	127,436,455	2,873,018	2,478,805	23,504,952	14,823,837	(8,790,992)	115,316,171	6,755,487
PF Growth	43,505,083	11,829,218	369,347	2,685,304	455,014	5,766,087	59,239,445	3,069,401
PF Large-Cap Growth	67,576,645	2,453,920	—	3,555,085	7,091,137	2,972,663	76,539,280	7,146,525
PF Large-Cap Value	156,336,657	1,720,118	3,400,388	23,809,017	16,838,201	(6,592,202)	147,894,145	8,985,063
PF Main Street Core	100,178,462	916,729	1,022,594	11,427,183	14,924,849	(5,193,777)	100,421,674	7,042,193
PF Mid-Cap Equity	64,045,760	3,809,747	175,454	3,220,063	7,563,766	(2,879,592)	69,495,072	5,719,759
PF Mid-Cap Growth	36,488,229	1,664,317	31,273	7,580,355	(48,262)	3,645,211	34,200,413	3,926,569
PF Small-Cap Growth	18,542,720	7,668,554	—	2,267,962	3,115,510	(423,509)	26,635,313	1,799,683
PF Small-Cap Value	53,908,924	1,563,502	701,581	8,974,399	15,462,446	(10,717,085)	51,944,969	4,970,810
PF Real Estate	30,326,737	912,079	324,767	19,081,863	4,068,577	(376,567)	16,173,730	958,727
PF Emerging Markets	60,927,866	3,854,820	824,835	4,879,152	1,533,486	(4,756,240)	57,505,615	4,234,581
PF International Large-Cap	96,425,278	28,864,751	1,619,411	39,463,301	(1,045,600)	(899,068)	85,501,471	4,621,701
PF International Small-Cap	—	48,447,438	—	695,439	26,639	3,296,726	51,075,364	4,777,864
PF International Value	67,830,686	11,849,498	2,503,027	20,854,631	(66,667)	(5,353,796)	55,908,117	5,878,877
PF Currency Strategies	56,028,832	26,635,830	1,758,496	8,590,533	(303,335)	3,769,854	79,299,144	7,993,865
PF Global Absolute Return	75,451,004	2,716,254	3,458,157	18,031,684	(222,295)	2,886,822	66,258,258	6,606,008
PF Precious Metals	29,920,389	4,371,015	—	19,340,214	(9,010,130)	7,918,823	13,859,883	3,079,974
	$1,590,546,816	$281,715,205	$30,651,986	$308,409,663	$75,283,483	($12,216,526)	$1,657,571,301

Pacific Funds Portfolio Optimization Growth
PF Inflation Managed	$29,080,686	$1,485,406	$442,129	$20,347,712	($1,046,257)	$1,436,180	$11,050,432	1,255,731
PF Managed Bond	81,963,576	9,297,416	1,446,426	6,512,781	1,533,817	2,472,326	90,200,780	8,155,586
PF Short Duration Bond	13,859,207	8,796,804	281,362	11,755,966	(130,237)	(23,673)	11,027,497	1,101,648
Pacific Funds High Income	—	22,156,089	259,002	239,012	962	388,853	22,565,894	2,169,798
PF Emerging Markets Debt	19,561,822	2,982,371	788,514	4,579,206	(530,880)	(1,381,652)	16,840,969	1,894,372
PF Comstock	96,793,197	2,369,849	1,827,924	19,991,644	11,670,503	(7,131,210)	85,538,619	5,011,050
PF Growth	29,775,712	18,629,191	319,061	1,469,214	368,258	4,888,867	52,511,875	2,720,823
PF Large-Cap Growth	55,513,637	11,147,380	—	2,165,428	6,535,320	2,831,774	73,862,683	6,896,609
PF Large-Cap Value	118,883,548	1,878,232	2,344,143	28,272,893	14,754,081	(7,325,850)	102,261,261	6,212,713
PF Main Street Core	91,206,723	11,093,264	937,358	8,498,754	13,818,347	(4,403,128)	104,153,810	7,303,914
PF Mid-Cap Equity	65,828,519	24,826,181	239,814	2,790,833	10,284,940	(3,746,515)	94,642,106	7,789,474
PF Mid-Cap Growth	30,497,324	1,169,104	26,947	5,309,851	1,112,159	1,981,116	29,476,799	3,384,248
PF Small-Cap Growth	20,923,750	14,457,701	—	2,705,334	4,269,303	(211,955)	36,733,465	2,481,991
PF Small-Cap Value	63,459,665	1,880,337	853,807	8,660,731	18,184,285	(12,408,780)	63,308,583	6,058,238
PF Real Estate	31,125,430	948,435	458,306	14,758,033	3,347,796	1,439,501	22,561,435	1,337,370
PF Emerging Markets	61,141,922	4,265,152	856,257	17,413,069	297,671	(3,850,116)	45,297,817	3,335,627
PF International Large-Cap	82,766,866	22,255,498	1,439,918	24,484,551	(1,633,864)	195,121	80,538,988	4,353,459
PF International Small-Cap	—	44,718,708	—	478,025	19,311	3,053,940	47,313,934	4,425,999
PF International Value	65,543,418	9,429,176	2,600,842	18,717,677	(2,554,974)	(3,508,776)	52,792,009	5,551,210
PF Currency Strategies	37,488,997	19,018,093	1,212,240	5,156,342	(112,307)	2,468,325	54,919,006	5,536,190
PF Global Absolute Return	50,726,886	2,369,200	2,386,388	11,376,166	(112,587)	1,914,972	45,908,693	4,577,138
PF Precious Metals	29,497,205	6,114,354	—	19,377,037	(9,815,251)	7,950,340	14,369,611	3,193,247
	$1,075,638,090	$241,287,941	$18,720,438	$235,060,259	$70,260,396	($12,970,340)	$1,157,876,266

Pacific Funds Portfolio Optimization Aggressive Growth
PF Managed Bond	$7,502,689	$3,329,736	$160,764	$882,887	$176,591	$244,592	$10,531,485	952,214
PF Emerging Markets Debt	—	5,349,312	172,029	168,656	(14,413)	(484,929)	4,853,343	545,933
PF Comstock	28,218,083	1,310,660	530,895	6,365,722	3,615,635	(2,308,756)	25,000,795	1,464,604
PF Growth	11,725,315	1,225,286	91,188	1,116,249	128,398	1,366,944	13,420,882	695,383
PF Large-Cap Growth	17,663,593	1,804,112	—	1,972,131	1,857,607	873,154	20,226,335	1,888,547
PF Large-Cap Value	34,093,324	1,191,277	678,437	8,257,322	4,281,433	(2,149,780)	29,837,369	1,812,720
PF Main Street Core	27,670,854	1,589,372	303,925	2,126,335	3,931,640	(1,096,434)	30,273,022	2,122,933
PF Mid-Cap Equity	20,497,114	8,043,999	73,951	1,687,243	3,126,260	(1,136,681)	28,917,400	2,380,033
PF Mid-Cap Growth	11,514,373	155,816	10,850	1,080,002	537,708	718,917	11,857,662	1,361,385
PF Small-Cap Growth	12,743,130	1,440,773	—	1,297,365	1,661,802	(478,936)	14,069,404	950,635
PF Small-Cap Value	24,482,429	1,857,146	328,015	4,515,782	7,023,003	(4,810,400)	24,364,411	2,331,523
PF Real Estate	12,226,245	1,113,923	200,310	5,215,707	1,313,515	741,481	10,379,767	615,280
PF Emerging Markets	20,755,394	5,106,119	293,135	1,731,190	503,651	(1,656,963)	23,270,146	1,713,560
PF International Large-Cap	26,957,722	4,087,677	419,692	8,104,560	(183,353)	(247,703)	22,929,475	1,239,431
PF International Small-Cap	—	16,268,678	—	284,099	9,133	1,103,566	17,097,278	1,599,371
PF International Value	19,625,384	3,418,718	826,369	7,756,693	(587,888)	(1,573,930)	13,951,960	1,467,083
PF Currency Strategies	10,936,568	7,143,304	348,225	1,843,212	(36,357)	751,560	17,300,088	1,743,960
PF Global Absolute Return	14,730,829	1,495,340	692,159	3,942,805	(24,906)	555,501	13,506,118	1,346,572
PF Precious Metals	11,228,703	4,155,124	—	6,772,849	(3,671,010)	2,474,951	7,414,919	1,647,760
	$312,571,749	$70,086,372	$5,129,944	$65,120,809	$23,648,449	($7,113,846)	$339,201,859

D-13

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2014	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2015
							Ending Value	Shares Balance
Pacific Funds Diversified Alternatives
PF Inflation Managed	$100,246	$255,283	$7,629	$34,316	($1,202)	($5,254)	$322,386	36,635
Pacific Funds Floating Rate Income	249,066	524,365	22,232	82,233	(1,399)	(20,792)	691,239	68,507
PF Emerging Markets Debt	249,595	658,076	24,892	85,963	(9,125)	(55,726)	781,749	87,936
PF Real Estate	160,966	269,372	5,769	120,362	7,251	37,690	360,686	21,380
PF Emerging Markets	145,367	545,552	6,794	65,674	3,908	(50,285)	585,662	43,127
PF Currency Strategies	459,503	1,052,777	28,505	164,466	(9,360)	23,271	1,390,230	140,144
PF Global Absolute Return	495,091	1,067,444	74,988	176,164	(3,250)	18,602	1,476,711	147,229
PF Precious Metals	111,484	196,650	—	110,732	(1,544)	(29,053)	166,805	37,068
	$1,971,318	$4,569,519	$170,809	$839,910	($14,721)	($81,547)	$5,775,468

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income, if any, from the PF Underlying Funds, Pacific Funds High Income (for the Portfolio Optimization Funds only), and Pacific Funds Floating Rate Income (for Pacific Funds Diversified Alternatives only).
(3)	Net realized gain (loss) includes distributions from capital gains, if any, from the PF Underlying Funds, Pacific Funds High Income (for the Portfolio Optimization Funds only), and Pacific Funds Floating Rate Income (for Pacific Funds Diversified Alternatives only).

As of March 31, 2015, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Diversified Alternatives	35.61%
Pacific Funds Limited Duration High Income	56.83%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and/or Pacific Funds High Income, and/or Class P shares of the PF Underlying Funds. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses).

For the year ended March 31, 2015, such expenses increased by $3,598 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2015, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $16,016.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2015, no unfunded loan commitments were held by any Funds presented in these financial statements.

D-14

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. COMMITTED LINE OF CREDIT

Effective August 8, 2014, the Trust has an unsecured $75,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”), which will be renewed annually. The committed line of credit will expire on August 7, 2015, unless renewed and applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing is the higher of the Federal funds effective rate or the overnight Eurodollar rate, plus 1.20%. Pacific Funds Floating Rate Income pays the Bank a commitment fee equal to 0.18% per annum on the daily unused portion of the committed line up to a maximum of $135,000. As of March 31, 2015, the actual interest rate on borrowing by the Trust was 1.31%. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that Pacific Funds Floating Rate Income had loans outstanding were 1.32% and $15,000,000, respectively. As of March 31, 2015, Pacific Funds Floating Rate Income had no loans outstanding in connection with this line of credit.

10. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended March 31, 2015, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$72,397,391	$105,068,447
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	116,572,765	99,675,639
Pacific Funds Portfolio Optimization Moderate	—	—	388,082,191	308,409,663
Pacific Funds Portfolio Optimization Growth	—	—	332,106,806	235,060,259
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	98,967,571	65,120,809
Pacific Funds Diversified Alternatives	—	—	4,761,619	839,910
Pacific Funds Short Duration Income	4,492,988	4,900,762	127,216,018	86,934,070
Pacific Funds Core Income	30,808,320	5,002,930	421,835,285	254,256,103
Pacific Funds Strategic Income	—	—	279,373,677	192,075,132
Pacific Funds Floating Rate Income	—	—	749,305,019	995,103,320
Pacific Funds Limited Duration High Income	—	—	23,387,761	18,170,880
Pacific Funds High Income	—	—	48,551,222	18,873,374

11. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2015, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2015:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	$—	$26,270	$3,692,720	$664,881	$101,082	$—	$765,963
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	15,556,423	1,395,844	—	—	1,395,844
Pacific Funds Portfolio Optimization Moderate	—	—	60,451,871	3,647,249	—	—	3,647,249
Pacific Funds Portfolio Optimization Growth	—	—	54,815,418	902,480	—	—	902,480
Pacific Funds Portfolio Optimization Aggressive-Growth	—	1,367,953	3,936,767	—	—	—	—
Pacific Funds Diversified Alternatives	—	—	17,498	—	—	—	—
Pacific Funds Short Duration Income	—	46,847	—	—	171,334	(5,295)	166,039
Pacific Funds Core Income	(3,210,301)	302,592	—	—	—	—	—
Pacific Funds Strategic Income	—	92,351	—	—	515,197	609,691	1,124,888
Pacific Funds Floating Rate Income	(9,880,291)	452,841	—	—	—	—	—
Pacific Funds Limited Duration High Income	—	25,391	—	—	196,210	98,683	294,893
Pacific Funds High Income	—	67,451	—	—	102,501	207,157	309,658

D-15

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2015 and capital loss carryover from prior years utilized during the year ended March 31, 2015:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2015
Fund	Short- Term	Long- Term
Pacific Funds Portfolio Optimization Growth	$—	$—	$—	$5,747,574
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	—	16,342,075
Pacific Funds Diversified Alternatives	—	—	—	44
Pacific Funds Core Income	(1,947,374)	(1,262,927)	(3,210,301)	848,068
Pacific Funds Floating Rate Income	(6,719,153)	(3,161,138)	(9,880,291)	—

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of March 31, 2015, were as follows:

				Net
Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Unrealized Appreciation (Depreciation) on Investments
Pacific Funds Portfolio Optimization Conservative	$395,016,535	$37,009,945	($12,150,146)	$24,859,799
Pacific Funds Portfolio Optimization Moderate-Conservative	526,236,787	68,823,632	(13,548,093)	55,275,539
Pacific Funds Portfolio Optimization Moderate	1,434,667,500	251,473,113	(28,569,312)	222,903,801
Pacific Funds Portfolio Optimization Growth	964,896,770	214,178,150	(21,198,654)	192,979,496
Pacific Funds Portfolio Optimization Aggressive-Growth	275,029,103	78,858,176	(14,685,420)	64,172,756
Pacific Funds Diversified Alternatives	5,900,906	71,891	(197,329)	(125,438)
Pacific Funds Short Duration Income	133,428,927	1,248,726	(1,035,018)	213,708
Pacific Funds Core Income	621,215,913	15,470,767	(5,727,652)	9,743,115
Pacific Funds Strategic Income	165,483,321	2,216,652	(5,902,466)	(3,685,814)
Pacific Funds Floating Rate Income	799,362,566	2,622,248	(27,640,872)	(25,018,624)
Pacific Funds Limited Duration High Income	39,781,113	270,747	(1,765,917)	(1,495,170)
Pacific Funds High Income	54,148,772	880,173	(1,133,743)	(253,570)

(1)	The difference between the total cost of investments on tax basis and total investments, at cost, as presented in the Schedules of Investments is primarily due to wash sale loss deferrals.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended after March 31, 2011.

12. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the years or periods ended March 31, 2015 and 2014, were as follows:

	For the Year or Period Ended March 31, 2015			For the Year or Period Ended March 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$7,338,787	$9,527,590	$16,866,377	$5,460,595	$6,134,372	$11,594,967
Pacific Funds Portfolio Optimization Moderate-Conservative	10,004,845	9,025,060	19,029,905	6,743,410	2,168,567	8,911,977
Pacific Funds Portfolio Optimization Moderate	31,993,315	21,610,601	53,603,916	16,326,870	—	16,326,870
Pacific Funds Portfolio Optimization Growth	20,924,761	—	20,924,761	10,155,380	—	10,155,380
Pacific Funds Portfolio Optimization Aggressive-Growth	5,577,616	—	5,577,616	1,491,679	—	1,491,679
Pacific Funds Diversified Alternatives	163,758	403	164,161	—	—	—
Pacific Funds Short Duration Income	2,221,977	140,319	2,362,296	1,139,922	106,700	1,246,622
Pacific Funds Core Income	13,788,833	—	13,788,833	19,930,857	1,554,717	21,485,574
Pacific Funds Strategic Income	6,132,667	586,980	6,719,647	3,181,001	431,207	3,612,208
Pacific Funds Floating Rate Income	42,313,767	257,129	42,570,896	26,416,987	203,021	26,620,008
Pacific Funds Limited Duration High Income	1,942,957	—	1,942,957	755,621	—	755,621
Pacific Funds High Income	1,787,150	260,279	2,047,429	1,087,466	151,149	1,238,615

13. RECLASSIFICATION OF ACCOUNTS

During the year ended March 31, 2015, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2015. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to

D-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

non-deductible expenses, swap income, redesignation of dividends paid, and short term capital gains received under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	$—	$2,867,719	($2,867,719)
Pacific Funds Portfolio Optimization Moderate-Conservative	—	4,059,174	(4,059,174)
Pacific Funds Portfolio Optimization Moderate	—	12,782,365	(12,782,365)
Pacific Funds Portfolio Optimization Growth	—	11,125,920	(11,125,920)
Pacific Funds Portfolio Optimization Aggressive-Growth	—	3,436,649	(3,436,649)
Pacific Funds Diversified Alternatives	(8,743)	9,319	(576)
Pacific Funds Short Duration Income	—	(115)	115
Pacific Funds Strategic Income	—	(11,040)	11,040
Pacific Funds Floating Rate Income	—	(1,012)	1,012
Pacific Funds Limited Duration High Income	—	(140)	140
Pacific Funds High Income	—	(1,799)	1,799

14. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the year or period ended March 31, 2015 and 2014, were as follows:

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate		Pacific Funds Portfolio Optimization Growth
	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Year Ended 3/31/2014
Class A
Shares sold	3,466,839	4,942,877	4,511,260	6,879,857	11,346,310	17,055,382	7,344,971	10,167,433
Dividends and distribution reinvested	622,256	454,671	757,388	385,490	2,098,409	745,915	840,587	454,847
Shares repurchased	(5,817,823)	(8,753,448)	(5,328,482)	(5,631,263)	(12,205,209)	(9,643,856)	(6,259,190)	(5,647,809)
Net increase (decrease)	(1,728,728)	(3,355,900)	(59,834)	1,634,084	1,239,510	8,157,441	1,926,368	4,974,471
Beginning shares outstanding	16,874,999	20,230,899	22,018,370	20,384,286	58,264,115	50,106,674	37,674,579	32,700,108
Ending shares outstanding	15,146,271	16,874,999	21,958,536	22,018,370	59,503,625	58,264,115	39,600,947	37,674,579
Class B
Shares sold	472,427	600,047	464,335	756,807	1,304,004	2,072,525	891,716	1,283,068
Dividends and distribution reinvested	118,848	73,528	121,983	53,633	319,592	71,875	110,190	46,681
Shares repurchased	(670,159)	(883,916)	(706,515)	(695,998)	(1,543,812)	(1,401,567)	(1,347,223)	(1,157,375)
Net increase (decrease)	(78,884)	(210,341)	(120,197)	114,442	79,784	742,833	(345,317)	172,374
Beginning shares outstanding	3,515,767	3,726,108	4,230,565	4,116,123	11,264,334	10,521,501	8,174,707	8,002,333
Ending shares outstanding	3,436,883	3,515,767	4,110,368	4,230,565	11,344,118	11,264,334	7,829,390	8,174,707
Class C
Shares sold	3,788,707	5,496,261	3,870,804	5,730,743	8,169,466	12,449,379	4,516,157	6,832,110
Dividends and distribution reinvested	627,274	388,883	566,755	229,207	1,182,463	269,646	377,665	151,707
Shares repurchased	(5,377,695)	(7,137,458)	(3,593,542)	(3,821,553)	(7,439,579)	(6,319,924)	(4,363,712)	(3,660,260)
Net increase (decrease)	(961,714)	(1,252,314)	844,017	2,138,397	1,912,350	6,399,101	530,110	3,323,557
Beginning shares outstanding	18,339,511	19,591,825	18,490,428	16,352,031	40,826,793	34,427,692	25,733,388	22,409,831
Ending shares outstanding	17,377,797	18,339,511	19,334,445	18,490,428	42,739,143	40,826,793	26,263,498	25,733,388
Class R
Shares sold	248,444	247,915	194,385	180,943	513,876	654,585	388,812	389,822
Dividends and distribution reinvested	45,682	25,454	18,454	9,476	64,834	24,360	27,523	14,741
Shares repurchased	(225,527)	(370,686)	(227,585)	(165,137)	(863,813)	(692,933)	(401,135)	(363,968)
Net increase (decrease)	68,599	(97,317)	(14,746)	25,282	(285,103)	(13,988)	15,200	40,595
Beginning shares outstanding	990,502	1,087,819	562,564	537,282	2,266,688	2,280,676	1,380,476	1,339,881
Ending shares outstanding	1,059,101	990,502	547,818	562,564	1,981,585	2,266,688	1,395,676	1,380,476
Advisor Class
Shares sold	734,195	380,137	414,065	228,282	1,307,013	1,358,108	602,354	247,651
Dividends and distribution reinvested	22,922	5,529	11,994	2,244	53,648	13,996	9,189	3,438
Shares repurchased	(398,554)	(162,986)	(216,504)	(71,691)	(1,244,886)	(205,909)	(295,816)	(89,654)
Net increase (decrease)	358,563	222,680	209,555	158,835	115,775	1,166,195	315,727	161,435
Beginning shares outstanding	342,427	119,747	231,529	72,694	1,426,272	260,077	346,592	185,157
Ending shares outstanding	700,990	342,427	441,084	231,529	1,542,047	1,426,272	662,319	346,592

D-17

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives (1)		Pacific Funds Short Duration Income		Pacific Funds Core Income
	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Period Ended 3/31/2014	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Year Ended 3/31/2014
Class A
Shares sold	2,201,261	2,624,015	157,611	1,000	3,918,230	5,786,475	7,322,424	7,742,757
Dividends and distribution reinvested	216,733	78,895	3,341	—	86,530	67,184	524,939	988,608
Shares repurchased	(1,867,373)	(1,941,985)	(15,416)	—	(5,061,616)	(2,277,091)	(8,341,806)	(18,571,752)
Net increase (decrease)	550,621	760,925	145,536	1,000	(1,056,856)	3,576,568	(494,443)	(9,840,387)
Beginning shares outstanding	10,630,093	9,869,168	1,000	—	5,735,535	2,158,967	20,734,328	30,574,715
Ending shares outstanding	11,180,714	10,630,093	146,536	1,000	4,678,679	5,735,535	20,239,885	20,734,328
Class B
Shares sold	276,076	372,637
Dividends and distribution reinvested	29,761	2,540
Shares repurchased	(526,825)	(348,813)
Net increase (decrease)	(220,988)	26,364
Beginning shares outstanding	2,523,128	2,496,764
Ending shares outstanding	2,302,140	2,523,128
Class C
Shares sold	1,957,244	2,046,521	87,119	1,000	1,766,299	1,914,770	8,301,714	2,860,533
Dividends and distribution reinvested	89,177	10,244	1,296	—	34,464	21,400	281,557	418,451
Shares repurchased	(1,780,108)	(1,417,993)	(33,165)	—	(1,036,872)	(647,286)	(3,062,232)	(6,439,014)
Net increase (decrease)	266,313	638,772	55,250	1,000	763,891	1,288,884	5,521,039	(3,160,030)
Beginning shares outstanding	6,823,138	6,184,366	1,000	—	2,275,442	986,558	11,528,144	14,688,174
Ending shares outstanding	7,089,451	6,823,138	56,250	1,000	3,039,333	2,275,442	17,049,183	11,528,144
Class I
Shares sold					105,386	69,394	325,300	7,553
Dividends and distribution reinvested					2,418	3,152	6,319	3,838
Shares repurchased					(55,548)	(1,250,216)	(90,359)	(64,268)
Net increase (decrease)					52,256	(1,177,670)	241,260	(52,877)
Beginning shares outstanding					93,639	1,271,309	111,192	164,069
Ending shares outstanding					145,895	93,639	352,452	111,192
Class R
Shares sold	161,755	148,506
Dividends and distribution reinvested	9,683	3,151
Shares repurchased	(145,571)	(153,544)
Net increase (decrease)	25,867	(1,887)
Beginning shares outstanding	538,190	540,077
Ending shares outstanding	564,057	538,190
Advisor Class
Shares sold	290,948	169,158	221,961	198,000	9,479,480	859,736	18,154,740	3,789,797
Dividends and distribution reinvested	7,247	601	11,619	—	76,163	10,497	338,574	280,917
Shares repurchased	(67,997)	(7,729)	(55,043)	—	(5,484,758)	(254,264)	(4,700,822)	(6,151,943)
Net increase (decrease)	230,198	162,030	178,537	198,000	4,070,885	615,969	13,792,492	(2,081,229)
Beginning shares outstanding	178,493	16,463	198,000	—	916,898	300,929	6,503,996	8,585,225
Ending shares outstanding	408,691	178,493	376,537	198,000	4,987,783	916,898	20,296,488	6,503,996

D-18

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds Limited Duration High Income (2)		Pacific Funds High Income (3)
	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2015	Period Ended 3/31/2014	Year or Period Ended 3/31/2015	Year Ended 3/31/2014
Class A
Shares sold	3,534,856	2,697,775	8,110,113	31,588,833	405,840	930,896	458,964	379,146
Dividends and distribution reinvested	208,390	172,744	1,150,085	933,803	42,690	11,050	41,249	28,309
Shares repurchased	(2,367,604)	(1,353,615)	(23,664,874)	(8,726,398)	(558,876)	(92,880)	(511,372)	(146,646)
Net increase (decrease)	1,375,642	1,516,904	(14,404,676)	23,796,238	(110,346)	849,066	(11,159)	260,809
Beginning shares outstanding	3,383,173	1,866,269	35,750,226	11,953,988	849,066	—	574,086	313,277
Ending shares outstanding	4,758,815	3,383,173	21,345,550	35,750,226	738,720	849,066	562,927	574,086
Class C
Shares sold	2,496,412	1,559,053	5,548,363	16,574,203	256,137	243,306	191,835	311,844
Dividends and distribution reinvested	139,977	81,611	689,369	390,478	15,995	2,026	29,261	18,049
Shares repurchased	(756,671)	(252,338)	(8,792,080)	(2,579,027)	(129,219)	(5,919)	(171,371)	(59,549)
Net increase (decrease)	1,879,718	1,388,326	(2,554,348)	14,385,654	142,913	239,413	49,725	270,344
Beginning shares outstanding	2,096,562	708,236	20,420,616	6,034,962	239,413	—	467,861	197,517
Ending shares outstanding	3,976,280	2,096,562	17,866,268	20,420,616	382,326	239,413	517,586	467,861
Class I
Shares sold	38,888	95,502	9,568,161	8,310,603	1,764	2,118,229	842	2,602
Dividends and distribution reinvested	8,031	19,010	516,742	163,281	117,558	57,291	48,549	57,640
Shares repurchased	(68,999)	(1,940,671)	(10,493,871)	(320,615)	(11,785)	—	(878,631)	(2,538)
Net increase (decrease)	(22,080)	(1,826,159)	(408,968)	8,153,269	107,537	2,175,520	(829,240)	57,704
Beginning shares outstanding	151,225	1,977,384	9,177,449	1,024,180	2,175,520	—	852,404	794,700
Ending shares outstanding	129,145	151,225	8,768,481	9,177,449	2,283,057	2,175,520	23,164	852,404
Class P
Shares sold			50,628	24,043			3,744,725
Dividends and distribution reinvested			2,348	277			42,964
Shares repurchased			(8,145)	(2,007)			(45,390)
Net increase (decrease)			44,831	22,313			3,742,299
Beginning shares outstanding			23,676	1,363			—
Ending shares outstanding			68,507	23,676			3,742,299
Advisor Class
Shares sold	8,799,280	776,150	19,718,929	35,812,859	495,955	200,332	784,324	277,344
Dividends and distribution reinvested	193,732	23,008	1,335,612	620,036	15,223	2,926	24,534	2,914
Shares repurchased	(3,666,388)	(109,035)	(29,226,022)	(4,916,250)	(102,640)	(21,064)	(718,744)	(32,328)
Net increase (decrease)	5,326,624	690,123	(8,171,481)	31,516,645	408,538	182,194	90,114	247,930
Beginning shares outstanding	830,274	140,151	34,916,294	3,399,649	182,194	—	272,914	24,984
Ending shares outstanding	6,156,898	830,274	26,744,813	34,916,294	590,732	182,194	363,028	272,914

(1)	Pacific Funds Diversified Alternatives commenced operations on December 31, 2013.
(2)	Pacific Funds Limited Duration High Income commenced operations on July 31, 2013.
(3)	Class P shares of Pacific Funds High Income commenced operations on January 14, 2015.

D-19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pacific Funds Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific FundsSM Portfolio Optimization Conservative (formerly PL Portfolio Optimization Conservative Fund), Pacific FundsSM Portfolio Optimization Moderate-Conservative (formerly PL Portfolio Optimization Moderate-Conservative Fund), Pacific FundsSM Portfolio Optimization Moderate (formerly PL Portfolio Optimization Moderate Fund), Pacific FundsSM Portfolio Optimization Growth (formerly PL Portfolio Optimization Moderate-Aggressive Fund), Pacific FundsSM Portfolio Optimization Aggressive-Growth (formerly PL Portfolio Optimization Aggressive Fund), Pacific FundsSM Diversified Alternatives (formerly PL Diversified Alternatives Fund), Pacific FundsSM Short Duration Income (formerly PL Short Duration Income Fund), Pacific FundsSM Core Income (formerly PL Income Fund), Pacific FundsSM Strategic Income (formerly PL Strategic Income Fund), Pacific FundsSM Floating Rate Income (formerly PL Floating Rate Income Fund), Pacific FundsSM Limited Duration High Income (formerly PL Limited Duration High Income Fund) and Pacific FundsSM High Income (formerly PL High Income Fund) (collectively the “Funds”) (twelve of thirty-four funds comprising Pacific Funds Series Trust (formerly Pacific Life Funds)) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to Pacific FundsSM Diversified Alternatives, for the year ended March 31, 2015 and the period from December 31, 2013 (commencement of operations) through March 31, 2014; as to Pacific FundsSM Limited Duration High Income, for the year ended March 31, 2015 and the period from July 31, 2013 (commencement of operations) through March 31, 2014), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2015, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 28, 2015

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2015 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	11.93%
Pacific Funds Portfolio Optimization Moderate-Conservative	21.96%
Pacific Funds Portfolio Optimization Moderate	26.57%
Pacific Funds Portfolio Optimization Growth	35.92%
Pacific Funds Portfolio Optimization Aggressive-Growth	45.04%
Pacific Funds Diversified Alternatives	0.28%
Pacific Funds Strategic Income	1.63%
Pacific Funds High Income	0.51%

For the year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	20.38%
Pacific Funds Portfolio Optimization Moderate-Conservative	34.24%
Pacific Funds Portfolio Optimization Moderate	44.48%
Pacific Funds Portfolio Optimization Growth	63.06%
Pacific Funds Portfolio Optimization Aggressive-Growth	77.16%
Pacific Funds Diversified Alternatives	3.47%
Pacific Funds Strategic Income	1.74%
Pacific Funds High Income	0.48%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2016. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the year ended March 31, 2015. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$9,527,590
Pacific Funds Portfolio Optimization Moderate-Conservative	17,734,982
Pacific Funds Portfolio Optimization Moderate	64,873,775
Pacific Funds Portfolio Optimization Growth	54,815,418
Pacific Funds Portfolio Optimization Aggressive-Growth	3,936,767
Pacific Funds Diversified Alternatives	17,901
Pacific Funds Short Duration Income	140,319
Pacific Funds Strategic Income	586,980
Pacific Funds Floating Rate Income	257,129
Pacific Funds High Income	260,279

F-1

PACIFIC FUNDS (1)

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2014 to March 31, 2015.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/15” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/14-03/31/15” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2014 to March 31, 2015.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/14-03/31/15.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/14	Ending Account Value at 03/31/15	Annualized Expense Ratio	Expenses Paid During the Period 10/01/14 - 03/31/15 (2)
Pacific Funds Portfolio Optimization Conservative (3)
Actual Fund Return
Class A	$1,000.00	$1,020.90	0.60%	$3.02
Class B	1,000.00	1,017.20	1.35%	6.79
Class C	1,000.00	1,017.20	1.35%	6.79
Class R	1,000.00	1,019.40	0.85%	4.28
Advisor Class	1,000.00	1,022.00	0.35%	1.76
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (3)
Actual Fund Return
Class A	$1,000.00	$1,025.60	0.60%	$3.03
Class B	1,000.00	1,022.50	1.35%	6.81
Class C	1,000.00	1,021.90	1.35%	6.81
Class R	1,000.00	1,024.50	0.85%	4.29
Advisor Class	1,000.00	1,026.70	0.35%	1.77
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (3)
Actual Fund Return
Class A	$1,000.00	$1,031.60	0.60%	$3.04
Class B	1,000.00	1,027.10	1.35%	6.82
Class C	1,000.00	1,027.30	1.35%	6.82
Class R	1,000.00	1,030.10	0.85%	4.30
Advisor Class	1,000.00	1,032.60	0.35%	1.77
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (3)
Actual Fund Return
Class A	$1,000.00	$1,042.40	0.60%	$3.06
Class B	1,000.00	1,039.00	1.35%	6.86
Class C	1,000.00	1,038.80	1.35%	6.86
Class R	1,000.00	1,041.20	0.85%	4.33
Advisor Class	1,000.00	1,044.10	0.35%	1.78
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77

See explanation of references on page F-3

F-2

PACIFIC FUNDS (1)

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/14	Ending Account Value at 03/31/15	Annualized Expense Ratio	Expenses Paid During the Period 10/01/14 - 03/31/15 (2)
Pacific Funds Portfolio Optimization Aggressive-Growth (3)
Actual Fund Return
Class A	$1,000.00	$1,044.60	0.60%	$3.06
Class B	1,000.00	1,041.60	1.35%	6.87
Class C	1,000.00	1,041.40	1.35%	6.87
Class R	1,000.00	1,043.60	0.85%	4.33
Advisor Class	1,000.00	1,045.70	0.35%	1.79
Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Diversified Alternatives (3)
Actual Fund Return
Class A	$1,000.00	$1,000.80	0.85%	$4.24
Class C	1,000.00	996.90	1.60%	7.97
Advisor Class	1,000.00	1,000.60	0.60%	2.99
Hypothetical
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.95	1.60%	8.05
Advisor Class	1,000.00	1,021.94	0.60%	3.02
Pacific Funds Short Duration Income
Actual Fund Return
Class A	$1,000.00	$1,011.70	0.85%	$4.26
Class C	1,000.00	1,007.10	1.60%	8.01
Class I	1,000.00	1,012.30	0.55%	2.76
Advisor Class	1,000.00	1,013.00	0.60%	3.01
Hypothetical
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.95	1.60%	8.05
Class I	1,000.00	1,022.19	0.55%	2.77
Advisor Class	1,000.00	1,021.94	0.60%	3.02
Pacific Funds Core Income
Actual Fund Return
Class A	$1,000.00	$1,023.30	0.95%	$4.79
Class C	1,000.00	1,019.60	1.70%	8.56
Class I	1,000.00	1,024.80	0.65%	3.28
Advisor Class	1,000.00	1,023.60	0.70%	3.53
Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	1,016.45	1.70%	8.55
Class I	1,000.00	1,021.69	0.65%	3.28
Advisor Class	1,000.00	1,021.44	0.70%	3.53
Pacific Funds Strategic Income
Actual Fund Return
Class A	$1,000.00	$1,003.10	1.05%	$5.24
Class C	1,000.00	999.50	1.80%	8.97
Class I	1,000.00	1,005.50	0.75%	3.75
Advisor Class	1,000.00	1,005.30	0.80%	4.00
Hypothetical
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,021.19	0.75%	3.78
Advisor Class	1,000.00	1,020.94	0.80%	4.03

	Beginning Account Value at 10/01/14	Ending Account Value at 03/31/15	Annualized Expense Ratio	Expenses Paid During the Period 10/01/14 - 03/31/15 (2)
Pacific Funds Floating Rate Income
Actual Fund Return
Class A	$1,000.00	$999.20	1.09%	$5.43
Class C	1,000.00	995.40	1.84%	9.15
Class I	1,000.00	999.60	0.82%	4.09
Class P	1,000.00	1,000.50	0.85%	4.24
Advisor Class	1,000.00	1,000.40	0.84%	4.19
Hypothetical
Class A	$1,000.00	$1,019.50	1.09%	$5.49
Class C	1,000.00	1,015.76	1.84%	9.25
Class I	1,000.00	1,020.84	0.82%	4.13
Class P	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,020.74	0.84%	4.23
Pacific Funds Limited Duration High Income
Actual Fund Return
Class A	$1,000.00	$989.70	1.08%	$5.36
Class C	1,000.00	986.00	1.83%	9.06
Class I	1,000.00	991.30	0.78%	3.87
Advisor Class	1,000.00	992.00	0.83%	4.12
Hypothetical
Class A	$1,000.00	$1,019.55	1.08%	$5.44
Class C	1,000.00	1,015.81	1.83%	9.20
Class I	1,000.00	1,021.04	0.78%	3.93
Advisor Class	1,000.00	1,020.79	0.83%	4.18
Pacific Funds High Income (4)
Actual Fund Return
Class A	$1,000.00	$1,001.70	1.05%	$5.24
Class C	1,000.00	998.10	1.80%	8.97
Class I	1,000.00	1,002.30	0.75%	3.74
Class P (4)	1,000.00	1,029.40	0.80%	1.69
Advisor Class	1,000.00	1,003.10	0.80%	4.00
Hypothetical
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,021.19	0.75%	3.78
Class P (4)	1,000.00	1,020.94	0.80%	4.03
Advisor Class	1,000.00	1,020.94	0.80%	4.03

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	Expenses paid during the period are equal to the fund's annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.
(3)	The annualized expense ratios for the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of the PF Underlying Funds, Class P shares of Pacific Funds High Income (applicable to the Portfolio Optimization Funds only) and Class P shares of Pacific Funds Floating Rate Income (applicable to the Pacific Funds Diversified Alternatives only) (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest.
(4)	Class P shares of Pacific Funds High Income commenced operations on January 14, 2015. The actual fund return and expenses paid during the period for Class P shares was for the period January 14, 2015 to March 31, 2015, instead of the entire six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

F-3

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2015. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	90

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2015 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. (1994 to 1999) and Managing Director of Scudder Kemper Investments (1986 to 1999); Former Member of the Advisory Council of the Trust for Public Land in Maine (2006 to 2009); and Former Member of the Board of Directors of Make-A-Wish of Maine (2005 to 2012).	90

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of Board of Trustees (2014 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	90

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	90

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	90

F-4

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	90

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	90

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President since 06/20/06 to 12/09/14)	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	90

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	90

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	90

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	90

Eddie D. Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Vice President (4/15 to present) and Assistant Vice President (4/03 to 3/15) of Pacific Life; Vice President (4/15 to present) and Assistant Vice President (5/07 to 3/15) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	90

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	90

F-5

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	90

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	90

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	90

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Funds.	90

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2015, the “Fund Complex” consisted of Pacific Select Fund (56 portfolios) and Pacific Funds (34 funds).

F-6

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth, and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 9-10, 2014.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

PLFA. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA makes its officers and employees available to the Board for consultation and discussion regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees further considered

1

At the December 9-10 meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Small-Cap Growth and PF Small-Cap Value Funds, the Sub-Advisory Agreements with Western Asset Management Company relating to the PF Managed Bond and PF Inflation Managed Funds, and the Sub-Advisory Agreement with Principal Global Investors, LLC, doing business as Macro Currency Group, relating to the PF Currency Strategies Fund, as those agreements were not up for renewal at that time.

F-7

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has invested to enhance its management and oversight of the Funds, including the addition of experienced personnel with asset allocation and risk management expertise.

Directly Managed Funds – The Trustees considered the services provided by PLFA, including PAM, in rendering investment management services to each Directly Managed Fund. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities and evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various PF Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing asset allocation models appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing the asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of these models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, and its attention to matters that may involve conflicts of interest between itself and a Fund. In this regard, the Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in analyzing and recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

The Trustees considered the high quality of the products and services provided by PLFA to the Funds, including risk analysis, preparation of periodic performance and other reports, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to risk analysis, Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency and for analyzing the use of derivatives by Sub-Advisers. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

F-8

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA oversees a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2014, as available, compared to the applicable primary benchmark and Selected Performance Peer Group.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. The Board also considered the performance of the current Sub-Adviser to each Fund where there has been a change in Sub-Adviser. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

F-9

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five-, and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fifth quintile for the five- and ten-year periods. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013, that PLFA had advised that the Fund’s one-year underperformance had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will continue to closely monitor the Fund and would advise the Board in early 2015 what remedial actions, if any, it believed were necessary or appropriate.

PF Large-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods.

PF Comstock Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period.

PF Large-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Main Street Core Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

PF Mid-Cap Equity Fund

The Fund: (1) performed in line with the median of its Selected Performance Peer Group for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Mid-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Small-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF Small-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF Currency Strategies Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record. The Board also considered that a co-Sub-Adviser was added in May 2014, and, therefore, the Sub-Advisory Agreement with respect to that co-Sub-Adviser was not up for renewal at this time.

F-10

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Diversified Alternatives

The Board considered that the Fund had not yet been in operation for a full year and did not have a performance track record.

PF Global Absolute Return Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record and that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches in the peer group.

PF Precious Metals Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Real Estate Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

PF Emerging Markets Debt Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three- and five-year periods.

PF International Large-Cap Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period.

PF International Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011, that PLFA had advised that the Fund’s underperformance in 2014 had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period.

PF Floating Rate Loan Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010, that PLFA had advised that the Fund’s underperformance had resulted from the Sub-Adviser’s investment style in the recent market environment, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Pacific Funds High Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period.

F-11

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Core Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods.

PF Inflation Managed Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Trustees considered that the Board had approved an additional Sub-Adviser for the Fund effective December 31, 2014.

Pacific Funds Limited Duration High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Trustees considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Managed Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the fourth quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that a co-Sub-Adviser was added in August 2014, and, therefore, the Sub-Advisory Agreement with respect to that co-Sub-Adviser was not up for renewal at this time.

PF Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the fifth quintile for the five-year period. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Trustees considered PLFA’s rationale for underperformance in the recent period, the actions PLFA has taken and the actions PLFA plans to take to enhance performance.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three- and ten-year periods.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Trustees considered PLFA’s views that the Fund’s underperformance was caused largely by the underperformance of certain “alternative” asset classes in 2013 as well as fewer investment alternatives than some of its competitors. The Trustees also considered the actions PLFA has taken and the actions PLFA plans to take to enhance performance, including increasing the breadth of the investment options available for investment by the Fund.

F-12

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods, outperformed for the three-year period and performed in line with its median for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Trustees considered PLFA’s rationale for underperformance in the recent period, the actions PLFA has taken and the actions PLFA plans to take to enhance performance.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including diversifying asset class investment options by adding additional PF Underlying Funds and adding or changing Sub-Advisers to the PF Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain combined expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the average fee and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for selecting peer funds in each Selected Expense Peer Group and the fact that the Selected Expense Peer Groups were constructed using a universe of funds that included both sub-advised and directly managed funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

F-13

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PF Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

PF Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA had advised that it did not consider the Selected Expense Peer Group to be an appropriate category for the Fund and that, when compared to what PLFA considers to be the appropriate category, the Operating Expenses for the Fund are below the category average.

PF Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Precious Metals Fund

The Trustees considered that (a) the advisory fee for the Fund is lower than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.07% of its advisory fee.

F-14

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Floating Rate Loan Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Limited Duration High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

F-15

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

F-16

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Sub-Advisers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Sub-Advisers.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Sub-Advisers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees focused greater consideration on the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its and its affiliates’ consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees.

With respect to the Asset Allocation Funds, the Trustees noted that the advisory fee was set at an amount that takes into account the current size of the Funds and that PLFA and the Trustees have had discussions about adding breakpoints when appropriate. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. In particular, the Trustees noted that PLFA had created new positions responsible for asset allocation and risk management during the prior year and had hired experienced personnel to fill these positions.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

F-17

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-18

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at https://www.pacificlife.com/pacificfunds.html. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s fund managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and the PF Underlying Funds’ annual and semi-annual reports are available:

•	On the Trust’s Website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s Website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-19

PF Underlying Funds

Annual Report

As of March 31, 2015

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2015

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” (formerly named Pacific Life Funds) or the “Trust”.

PACIFIC FUNDS

Sub-Adviser	Pacific Funds Underlying Fund	Page Number
Eaton Vance Investment Managers (Eaton Vance)	PF Floating Rate Loan (formerly named PL Floating Rate Loan)	A-4
Pacific Investment Management Company LLC (PIMCO)/ Western Asset Management Company (Western Asset)	PF Inflation Managed (formerly named PL Inflation Managed)	A-5
Pacific Investment Management Company LLC (PIMCO)/ Western Asset Management Company (Western Asset)	PF Managed Bond (formerly named PL Managed Bond)	A-7
T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond (formerly named PL Short Duration Bond)	A-9
Ashmore Investment Management Limited (Ashmore)	PF Emerging Markets Debt (formerly named PL Emerging Markets Debt)	A-10
Invesco Advisers, Inc. (Invesco)	PF Comstock (formerly named PL Comstock)	A-11
MFS Investment Management (MFS)	PF Growth (formerly named PL Growth)	A-12
BlackRock Investment Management, LLC (BlackRock)	PF Large-Cap Growth (formerly named PL Large-Cap Growth)	A-13
ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value (formerly named PL Large-Cap Value)	A-14
OppenheimerFunds, Inc. (Oppenheimer)	PF Main Street® Core (formerly named PL Main Street® Core)	A-15
Scout Investments, Inc. (Scout)	PF Mid-Cap Equity (formerly named PL Mid-Cap Equity)	A-16
Ivy Investment Management Company (Ivy)	PF Mid-Cap Growth (formerly named PL Mid-Cap Growth)	A-18
Lord, Abbett & Co. LLC (Lord Abbett)	PF Small-Cap Growth (formerly named PL Small-Cap Growth)	A-19
AllianceBernstein L.P. (AB)	PF Small-Cap Value (formerly named PL Small-Cap Value)	A-20
Morgan Stanley Investment Management Inc. (Morgan Stanley)	PF Real Estate (formerly named PL Real Estate)	A-21
OppenheimerFunds, Inc. (Oppenheimer)	PF Emerging Markets (formerly named PL Emerging Markets)	A-22
MFS Investment Management (MFS)	PF International Large-Cap (formerly named PL International Large-Cap)	A-23
QS Batterymarch Financial Management, Inc. (QS Batterymarch)	PF International Small-Cap	A-24
J.P. Morgan Investment Management Inc. (JPMorgan)	PF International Value (formerly named PL International Value)	A-25
Macro Currency Group (MCG)/ UBS Global Asset Management (Americas) Inc. (UBS)	PF Currency Strategies (formerly named PL Currency Strategies)	A-26
Eaton Vance Investment Managers (Eaton Vance)	PF Global Absolute Return (formerly named PL Global Absolute Return)	A-27
Wells Capital Management Incorporated (Wells Capital Management)	PF Precious Metals (formerly named PL Precious Metals)	A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Funds Series Trust (Trust), formerly called Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The net asset value (NAV) of a fund changes as the value of its assets go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than original cost. The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA/Adviser) supervises the management of all of the funds above, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the year ended March 31, 2015. All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser and the fund sub-advisers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the Adviser or the applicable fund sub-adviser. The Adviser and fund sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or fund sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2015)

Executive Summary

Over the reporting period, markets around the world began to diverge as major central banks veered in different paths. The Federal Reserve (Fed), led by the newly appointed Chairperson, Janet Yellen, continued to unwind its third quantitative easing program (QE3) and finally ended the bond-buying stimulus program in the fourth quarter of 2014. The Fed opted to end QE3 based on signs of stabilizing economic growth, improving employment conditions, and contained inflation expectations.

While economic fundamentals seemed relatively upbeat in the U.S., many other nations did not share in America’s good fortunes. The European Central Bank (ECB) and the Bank of Japan (BoJ) continued to aggressively provide stimulus to boost the recovery of their struggling economies. Over the summer of 2014, the ECB lowered the deposit rate for banks into negative territory for the first time. This effectively penalized banks for keeping funds with the ECB and thus, incentivized them to lend to each other so that capital would eventually flow throughout the economy. The BoJ also stepped up its commitment to boost the economy through Japanese bond and stock purchases to channel cash into the markets. Additional Japanese policies sought to further depreciate the yen in an attempt to boost exports.

Emerging market countries faced numerous challenges throughout the reporting period. Several Asian countries felt the squeeze from the weakening yen, which gave an advantage to Japanese exporters at the expense of other Asian exporters. Looking eastward, Russia felt the most pressure throughout the reporting period, starting with its altercations with Ukraine that led to increased international sanctions. Subsequently, oil prices plunged as supply started outstripping demand in large part due to the shale boom in the U.S. Since Russia’s economy depends on energy revenue, tumbling oil prices had devastating effects and led to the collapse of the ruble. Low oil prices also affected other emerging market economies. Net energy exporting countries in Latin America suffered heavily as oil lost approximately half its value over the second half of 2014.

In general, these global developments fueled the supranormal U.S. dollar rally over the second half of 2014. Tensions and negative economic developments outside the U.S. led to further downward pressure on foreign investments, while domestic assets appreciated due to a healthier U.S. economy. Improving economic growth and hiring activity in the U.S. helped shelter domestic markets from problems around the world. The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

Bond yields fell despite the Fed reducing its bond purchases, which would typically be expected to have downward pressure on bond prices and push up interest rates. The yield on the 10-year Treasury started the reporting period at 2.72% and finished at 1.97%. Low inflationary expectations contributed to falling yields as inflation remained tame in the U.S. while Europe and Japan confronted deflationary conditions. Furthermore, nominal yields on German bunds and Japanese bonds remained well below those of comparable U.S. Treasury (Treasury) bonds. This made Treasuries more attractive on a relative basis, which further contributed to falling interest rates. Other factors

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

that further reduced Treasury yields included geopolitical tensions in Ukraine and the Middle East that led investors to seek safe haven assets like U.S. Treasury bonds.

For the reporting period, the broad fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) gained 5.72%. Long-term Treasuries were among the top performers within the fixed income market as they benefited from investors seeking safety and yield. The investment-grade credit category also delivered solid gains and outperformed the high yield group over the reporting period. A sizable portion of high yield issuers is in energy-related industries; and thus, they were negatively affected by the slump in oil prices. The emerging markets debt category had mixed results. U.S. dollar-denominated emerging markets debt performed well. On the other hand, local currency-denominated instruments were negatively affected by the surge in the U.S. dollar and faced losses over the reporting period. The Treasury Inflation-Protected Securities (TIPS) category earned modest gains but underperformed the broad fixed income market due to low inflation expectations. Short duration bonds (e.g. short-term credit and bank loans) have less sensitivity to interest rates; therefore, they did not benefit from falling yields and lagged the broad fixed income market.

Domestic Equity

The U.S. equity market had its sixth consecutive positive calendar year performance, and the S&P 500 Index returned 12.73% over the reporting period. The broad domestic equity market generally maintained its upward momentum. Large- and mid-capitalization stocks outperformed small-capitalization stocks. From a valuation perspective, small-capitalization stocks were relatively overvalued compared to their larger counterparts. With respect to style, growth outpaced value. Over the reporting period, healthy mergers & acquisitions (M&A) activity helped several sectors, particularly health care. Responses to the Affordable Care Act primarily fueled the M&A activity in the sector as industry participants resorted to consolidation to help offset the expense of covering and treating the increase in insured patients. Real estate investment trusts (REITs), which tend to have relatively high dividend payouts, also performed very well. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index surged 23.95% over the reporting period. On the other end of the spectrum, the energy sector was the only sector to have losses over the reporting period, which was driven by plunging oil prices.

International Equity

The foreign equity market struggled over the reporting period as several key central banks tried to stave off further economic woes while other nations struggled with geopolitical issues and/or crashing oil prices. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned -0.92% and 0.44%, respectively. Actions by the BoJ helped lift Japanese stocks higher, which primarily contributed to the performance of the MSCI EAFE Index. However, the United Kingdom (U.K.) offset much of that contribution. Regarding the U.K., approximately one-quarter of its companies represented in the MSCI EAFE Index are linked to commodities. Commodities, especially energy, experienced a sharp decline over the reporting period. A slowdown in China and other parts of the world, as well as an excess supply of oil, contributed to falling commodity prices. Among the countries represented in the MSCI Emerging Markets Index, Russia, South Korea and Brazil were the top detractors from performance. Russia and Brazil felt the pain caused by the impact of falling commodities; whereas, South Korea was hurt by the softer demand from China and a weaker yen, which made Japanese goods relatively cheaper than Korean goods. While the Chinese economy has been decelerating, a flood of credit jolted its equity market higher, which offset some of the detractors.

Commodities

The global slowdown created a challenging condition for commodities over the reporting period. Among the various commodity groups, the energy category experienced the deepest hardship, losing nearly half its value over the reporting period. A global reduction in demand in conjunction with an oversupply of oil contributed to slumping energy prices. Although the metals category (which includes precious and industrial metals) had moderately negative returns, it fared better than other major commodity categories. Nevertheless, precious metals fell as the U.S. dollar rallied sharply over the second half of 2014.

Concluding Remarks

The Fed is expected to begin hiking rates in the second half of 2015, as the U.S. economy remains relatively healthy. It should be noted that equity markets typically have not experienced a correction during the earlier stage of monetary tightening. This is generally due to central banks raising rates when their respective economies are doing well. Sound economic conditions and a revival in M&A activity should help the domestic equity market stay afloat. Valuations of domestic equities may appear relatively elevated, but they are not at bubble levels as seen during the “tech boom” period. Current valuations may be justified by solid earnings as well as low inflation and interest rates (i.e. cost of capital). Stable economic conditions should also keep default levels benign, which justify tighter bond spreads. However, energy and related sectors may continue to face challenges if oil prices fall further or remain stagnant.

Overseas, the ECB and BoJ are anticipated to either continue or expand their quantitative easing programs. These efforts may improve their respective economic growth potential and boost their equity markets. Reviving economic growth should translate into improvements in earnings, which have lagged in recent periods. The divergence in monetary policies between the U.S. and many other major nations may also keep the U.S. dollar at elevated levels. This may benefit those nations that export to the U.S. since their goods and services will be relatively cheaper.

Continued deceleration of growth in China will likely affect several developing nations that have depended on its rapid expansion. In the past, Chinese regulators have responded to signs of a slowdown by implementing various stimulus plans to rejuvenate the economy. Recently, China has been the driving force behind the Asian Infrastructure Investment Bank (AIIB). While this entity could stimulate infrastructure development and complement China’s New Silk Road initiative, much of these efforts are still in very early stages with many challenges ahead, and are unlikely to have an immediate impact on economic activity. China’s New Silk Road envisions a region where currency exchanges are fluid and easy, a kind of economic trade route that will represent China’s visions for an interdependent economic and political community stretching from East Asia to Western Europe.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Global financial markets will continue to face hurdles and deal with uncertainties of geopolitical risks. Europe continues to deal with a potential ousting of Greece from the European Union, which could elevate short-term volatility. Additionally, the energy sector continues to deal with a supply glut that has suppressed oil prices. This helps oil consumers but hurts producers. Despite many of these risks, there are potential opportunities to monitor and to seek to capitalize down the road.

PF Floating Rate Loan Fund (sub-advised by Eaton Vance Investment Managers)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Floating Rate Loan Fund’s Class P returned 1.78%, compared to a 2.53% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Period Ended March 31, 2015 (1)
	1 Year	5 Years	Since Inception (6/30/08)
Fund’s Class P	1.78%	4.16%	4.32%
S&P/LSTA Leveraged Loan Index	2.53%	5.06%	5.72%

(1)

Eaton Vance Investment Managers began managing the fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the fund from July 1, 2010 to July 31, 2013. Another firm managed the fund before July 1, 2010, and some investment policies changed at that time.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at Eaton Vance maintained the fund’s strategy by investing primarily in non-investment grade instruments. The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. Relative to the benchmark, however, the fund maintained a greater focus on higher-quality loans. During the reporting period, lower quality CCC-rated loans were the strongest-performing loan group by a meaningful margin, outperforming the broader leveraged loan market, 4.28% vs. 2.53%. The fund’s consistent underweight to this loan group detracted from its relative performance. While delivering lower overall credit risk compared to the benchmark, the fund’s higher-quality exposure also served as a headwind, resulting in lower coupon income compared to the overall benchmark. Contributing to relative performance results were an overweight exposure to the BB-rated loan segment, which outpaced the broader loan market with a 3.31% return, and an underexposure to defaulted loans, which fell 17.34% as a group during the reporting period.

During the reporting period, all of the industries in the benchmark posted positive returns with the exception of three industries, oil & gas, nonferrous metals/minerals, and utilities. The fund employs a rigorous, bottom-up credit research process where loan selection drives fund performance. That said, with performance results separated by industry, underweight exposures to the lodging & casino and telecommunications industries, which outperformed the broader loan market, weighed on fund relative performance. Among the top detractors at the individual loan level were positions in post-secondary education provider Education Management, L.L.C. and weight management services company Weight Watchers International, Inc.

Contributing to the fund’s relative performance was an underweight to the underperforming utilities industries, namely avoiding the industry’s largest constituent, the defaulted loan of Energy Future Intermediate Holdings Co. L.L.C.

From a positioning standpoint, the fund held 244 issuer positions across 32 industries as of March 31, 2015. As of the end of the reporting period, the fund maintained an overweight position in BB-rated loans and minimal exposure to the more distressed loan categories rated below B. Given the floating-rate nature of the asset class, the fund was exposed to minimal interest rate risk as the loans in the fund reset their coupons every 59 days on average as of March 31, 2015, which resulted in portfolio duration of roughly 0.16 years.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Inflation Managed Fund (co-sub-advised by Pacific Investment Management Company LLC and Western Asset Management Company)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Inflation Managed Fund’s Class P returned 2.38%, compared to a 3.11% return for its benchmark, the Barclays U.S. TIPS Index. Western Asset assumed management of a portion of the PF Inflation Managed Fund on January 15, 2015.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	2.38%	4.08%	4.36%
Barclays U.S. TIPS Index	3.11%	4.29%	4.55%

(1)

Western Asset Management Company became co-sub-adviser to the fund on January 15, 2015, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund is co-sub-advised by PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

PIMCO

We at PIMCO maintained a portion of the fund’s investment strategy by investing in bonds and derivative instruments. Tactical positioning in real interest rates along the belly of the yield curve, through the use of TIPS and interest rate swaps, was positive for the fund’s performance as rates fell during the reporting period. Tactical use of pay-fixed interest rate swaps on the long end of the U.S. nominal yield curve detracted from fund performance, as long nominal rates rallied. Modest positioning and favorable selection within the investment grade corporate sector contributed to fund performance despite overall spread widening. A defensive posture on core European rates detracted from fund performance as rates fell, however this was more-than-offset by allocations to securities in peripheral countries, such as Spanish nominal bonds and Italian inflation-linked bonds. Within currencies, the fund’s U.S. dollar bias, namely positions against the euro and yen, contributed to the fund’s positive returns, as these currencies depreciated relative to the U.S. dollar. An allocation to non-Agency mortgage-backed securities (MBS) was positive for fund performance as the sector continued to benefit from the ongoing housing recovery. Lastly, exposure to Australian interest rates was positive for fund returns as yields fell.

PIMCO expects global growth to accelerate modestly to an estimated +2.75% within the next twelve months from around +2.5% last year. A wave of monetary policy accommodation and a near cessation of fiscal austerity will underpin global growth, while still sizeable economic slack should keep inflationary pressures well contained. The roughly 40% oil price cut will further buoy these trends—by transferring wealth from producers to consumers and by keeping headline inflation subdued.

It is our expectation that the U.S. is on track for a modest, above-trend growth of an estimated 2.5-3.0% for the next twelve months, with inflation only gradually approaching the Fed’s 2% target. A robust outlook for growth of personal consumption forms the foundation of our outlook. We believe consumer spending will be supported by a still healthy pace of job gains and real incomes boosted by lower energy prices. We also expect both housing and business investment to contribute to growth, but to a lesser degree. We expect home prices to rise gradually and sales trends to continue, but expect housing to remain a small portion of economic growth. Business investment should continue to expand as demand improves and capacity utilization rates rise, though capital expenditure plans in the energy sector are likely to be scaled back. Importantly, our expectations for moderate growth, lower energy prices and a still strong U.S. dollar suggest inflationary pressures will build only gradually, allowing the Fed to begin reducing its policy accommodation at a very measured pace.

We have upgraded our eurozone growth forecast to an estimated 1.25%-1.75% for the next twelve months, though we expect inflation to remain low. In our view, a trifecta of tailwinds—lower oil prices, a weaker euro, and the ECB’s new quantitative easing (QE) program—will

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

buoy European growth this year. The benefits of a weaker currency are evident in the trade accounts with imports weaker and exports stronger, while the terms of trade for energy is also showing marked improvement. Going forward, we believe the ECB’s QE program will be a substantial source of liquidity and will also serve to anchor interest rates across member states. Yet despite these supports, we believe that growth will remain modest and substantial slack will keep inflation low. With the unemployment rate still high at 11.3% and wages rising at only 1% over the past year, it is easy to see why consumer credit continues to contract and domestic demand remains sluggish. Given this backdrop, we expect the ECB to have plenty of justification for continuing – or even expanding – its asset purchase program in the year ahead.

We have modestly downgraded our already below-consensus forecast for China. It is our opinion that growth in China is estimated to be in the low 6% range for the next twelve months. As China addresses the ongoing slowdown in its property sector and deleveraging in the shadow-banking system, we expect additional easing from the People’s Bank of China (PBOC) as lower real rates will be required to successfully achieve a soft landing. Our outlook for Japan has not changed, and we expect growth to recover from last year’s technical recession throughout 2015. The decisions in the latter part of 2014 to delay the next value-added tax (VAT) hike and increase the size of the BoJ’s easing program will provide needed support. Japan will also benefit from the further decline in oil prices and past depreciation of the yen.

We expect growing dispersion in emerging markets, especially given the recent moves in commodity markets. Differences across emerging markets countries in initial conditions (which refers to the state of an emerging nation as it plans to transition to a market-oriented economy), commodity reliance, and sensitivity to the Fed and U.S. dollar moves suggest we are likely to see further divergence in economic outcomes over the next few quarters of 2015. It is also our opinion that for the next twelve months, there will be an estimated 1.5-2.5% forecast for Brazil, Russia, India and Mexico (BRIM) economies, which reflects improved growth prospects in Mexico and India offset by expected recessions in both Russia and Brazil.

Western Asset

For the period from inception (January 15, 2015) through March 31, 2015, we at Western Asset maintained a portion of the fund’s strategy by holding a mixture of U.S. TIPS and derivatives, including bond futures, options and interest rate futures. These positions were utilized to achieve desired levels of interest rate risk and yield curve exposures, or to capture relative value opportunities; however, they detracted from performance during the reporting period. Western Asset uses fundamental investment techniques to select investments. When selecting investments, we determine what duration to maintain, and decide how to allocate among short, intermediate and long duration issuers and how much should be invested in various types of instruments. The fund’s investments are debt securities (with a focus on inflation-indexed debt) and frequent use of derivatives (including futures and options). The fund’s underperformance as compared to the benchmark was primarily due to the fund’s underweight TIPS exposure, mainly due to the subdued inflation outlook. During the reporting period, the fund remained largely U.S.-oriented with exposures to foreign currencies via currency forwards, particularly the yen and Canadian dollar. These positions also detracted from performance.

We used the weakness post payrolls to go long tactically, which paid off and benefited fund performance. However, we remain cautious at the low level of bond yields given the strong likelihood of “lift off” by the Fed this year. However, we recognize that the benign inflation environment will temper any rise in yields, and the high level of U.S. yields, relative to the rest of the world, will encourage inflows that further temper any rise. The key risks to the global economy, specifically Ukraine and Greece, look likely to remain in the background through the summer, though playing a diminished role and unlikely to disrupt the global recovery. We continue to prefer holding a moderate exposure to the yen as a balance to those risks. Finally, we now enter the normal seasonal “positive inflation accrual” period which should support TIPS, but would caution that crude and gasoline inventory levels continue to grow, and may threaten further substantial weakness in pump prices which would temper this inflation accrual, even if crude oil prices remain in the $40-60 preferred range.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Managed Bond Fund (co-sub-advised by Pacific Investment Management Company LLC and Western Asset Management Company)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Managed Bond Fund’s Class P returned 6.32%, compared to a 5.72% return for its benchmark, the Barclays U.S. Aggregate Bond Index. Western Asset assumed management of a portion of the PF Managed Bond Fund on August 1, 2014.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	6.32%	4.41%	5.73%
Barclays U.S Aggregate Bond Index	5.72%	4.41%	4.93%

(1)

Western Asset Management Company became co-sub-adviser to the fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. The fund is co-sub-advised by PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

PIMCO

We at PIMCO maintained a portion of the fund’s investment strategy by investing in bonds and derivative instruments. Tactical U.S. interest rate positioning with a focus on the intermediate portion of the yield curve, implemented through the use of cash bonds and tactical use of interest rate swaps, contributed to fund performance as rates rallied. However, this was more-than-offset by an underweight to longer-dated maturities, where yields also fell, but to a greater magnitude. An underweight to investment-grade corporate securities during the year was positive for relative returns, as spreads widened. An allocation to non-Agency MBS was positive for fund performance as the sector continued to benefit from the ongoing housing recovery.

Beyond core sectors, exposure to high yield financial bonds added to fund performance as they posted strong positive returns during the reporting period. A defensive posture on core European rates detracted from fund performance as rates fell, however this was more-than-offset by allocations to peripheral countries such as Italy and Spain, where rates also continued to rally. Exposure to TIPS was negative for fund returns relative to nominal Treasuries as breakeven inflation levels (the difference between nominal and real yields) narrowed during the reporting period. In emerging markets, an allocation to local Mexican interest rates was positive for returns as yields fell. U.S. dollar-denominated emerging market debt, however, detracted from performance as spreads on these securities widened relative to Treasuries. Lastly, the fund’s U.S. dollar bias, namely positions against the euro and yen, contributed to positive returns, as these currencies depreciated relative to the U.S. dollar.

PIMCO expects global growth to accelerate modestly to an estimated +2.75% within the next twelve months from around +2.5% last year. A wave of monetary policy accommodation and a near cessation of fiscal austerity will underpin global growth, while still sizeable economic slack should keep inflationary pressures well contained. The roughly 40% oil price cut will further buoy these trends—by transferring wealth from producers to consumers and by keeping headline inflation subdued.

It is our expectation that the U.S. is on track for a modest, above-trend growth of an estimated 2.5-3.0% for the next twelve months, with inflation only gradually approaching the Fed’s 2% target. A robust outlook for personal consumption growth forms the foundation of our outlook. We believe consumer spending will be supported by a still healthy pace of job gains and real incomes boosted by lower energy prices. We also expect both housing and business investment to contribute to growth but to a lesser degree. We expect home prices to rise gradually and sales trends to continue, but expect housing to remain a small portion of economic growth. Business investment should continue to expand as demand improves and capacity utilization rates rise, though capital expenditure plans in the energy sector are likely to be scaled back. Importantly, our expectations for moderate growth, lower energy prices and a still strong U.S. dollar suggest inflationary pressures will build only gradually, allowing the Fed to begin reducing its policy accommodation at a very measured pace.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

We have upgraded our eurozone growth forecast to an estimated 1.25%-1.75% for the next twelve months, though we expect inflation to remain low. In our view, a trifecta of tailwinds—lower oil prices, a weaker euro, and the ECB’s new QE program—will buoy European growth this year. The benefits of a weaker currency are evident in the trade accounts with imports weaker and exports stronger, while the terms of trade for energy is also showing marked improvement. Going forward, we believe the ECB’s QE program will be a substantial source of liquidity and will also serve to anchor interest rates across member states. Yet despite these supports, we believe growth will remain modest and substantial slack will keep inflation low. With the unemployment rate still high at 11.3% and wages rising at only 1% over the past year, it is easy to see why consumer credit continues to contract and domestic demand remains sluggish. Given this backdrop, we expect the ECB to have plenty of justification for continuing—or even expanding—its asset purchase program in the year ahead.

We have modestly downgraded our already below-consensus forecast for China. It is our opinion that growth in China is estimated to be in the low 6% range for the next twelve months. As China addresses the ongoing slowdown in its property sector and deleveraging in the shadow-banking system, we expect additional easing from the PBOC as lower real rates will be required to successfully achieve a soft landing. Our outlook for Japan has not changed, and we expect growth to recover from last year’s technical recession. The decisions in the latter part of 2014 to delay the next VAT hike and increase the size of the BoJ’s easing program will provide needed support. Japan will also benefit from the further decline in oil prices and past depreciation of the yen.

We expect growing dispersion in emerging markets, especially given the recent moves in commodity markets. Differences across emerging markets countries in initial conditions (which refers to the state of an emerging nation as it plans to transition to a market-oriented economy), commodity reliance, and sensitivity to the Fed and U.S. dollar moves suggest there will likely be further divergence in economic outcomes over the next few quarters of 2015. It is also our opinion that for the next twelve months, there will be an estimated 1.5-2.5% forecast for BRIM economies which reflects improved growth prospects in Mexico and India offset by expected recessions in both Russia and Brazil.

Western Asset

For the period from inception (August 1, 2014) through March 31, 2015, we at Western Asset maintained a portion of the fund’s strategy by employing sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. We then seek sectors within the market which provide relative opportunities for outperformance. In selecting issuers, we use a bottom-up process which seeks to find undervalued securities. Western Asset assesses relevant credit characteristics at the issuer and industry levels. In assessing these characteristics, Western Asset may consider earnings and cash flow projections and/or credit scenario analyses, and often meets with management of specific issuers.

Non-Agency mortgage exposure added meaningfully to fund performance as both an improved housing market and non-Agency MBS fundamentals contributed to improved pricing in the sector. An overweight to investment grade credit, particularly to the financial subsector, added to fund performance as spreads tightened for that subsector on mildly positive economic data and continued improvements in banking fundamentals. The allocation to Agency mortgages also contributed to fund performance during the reporting period. However, TIPS, high yield and emerging markets all negatively impacted the fund performance, as worries over global growth, declines in commodity prices, and U.S. dollar strength hurt these sectors. However, the fund’s tactical duration positioning had a positive effect on performance, as it was largely overweight duration during the periods when yields declined significantly. Curve positioning, with an overweight to long-dated bonds, was a large contributor to performance as the long-end of the curve generally flattened during the reporting period. The fund’s short positions in the Japanese yen and the euro also contributed significantly to fund performance.

Economic data continue to support our expectation for modest growth. We anticipate growth of about 2.5% in 2015. We expect to remain overweight to certain spread sectors that have demonstrated strong fundamentals. Importantly, the Fed remains highly accommodative. However, given likely the Fed’s normalization at some point in 2015, we will continue to be active in adjusting portfolio interest rate sensitivity. Corporate balance sheets remain generally strong but the surging U.S. dollar is negatively affecting U.S. corporate earnings. Overseas, we anticipate that the European economy will avoid recession largely due to aggressive action from the ECB. We are keeping a close eye on geopolitical tensions in various hotspots, such as Ukraine and the Middle East. We expect the soft-landing scenario in China to continue to unfold. Emerging markets remain volatile, but select country fundamentals are generally sound. Looking ahead, we will determine whether to adjust our risk positions by weighing the much-improved valuations, which in certain cases may now be fair, against a still-favorable backdrop of mild economic expansion and accommodative policy.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Short Duration Bond Fund’s Class P returned 0.88%, compared to a 1.12% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	0.88%	1.31%	2.50%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.12%	1.35%	2.94%

(1)	T. Rowe Price Associates, Inc. began managing the fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at T.Rowe Price maintained the fund’s strategy by investing the fund’s assets in debt securities (including derivatives on such securities). Normally, the fund will focus on high quality, investment grade securities. In addition to making active sector allocation and security selection decisions, we monitored fund duration as a part of management of the fund. The primary detractor from relative performance was the fund’s out-of-benchmark allocation to TIPS. TIPS performed poorly as headline inflation turned lower, driven by a strong dollar and declining energy prices.

Also negatively impacting performance was an allocation to a local denominated Mexican government bond as the U.S. dollar strengthened relative to the peso, and the position was unhedged for part of the year. However, we fully hedged the position by the end of the reporting period.

Moreover, some of the fund’s energy-related holdings in the investment-grade corporate sector weighed on relative performance as oil prices decreased dramatically during the reporting period. Despite starting 2015 with a firmer tone, the oil market remained relatively unstable—further adding uncertainty for energy-related companies.

The primary driver of relative performance was yield curve positioning; specifically, non-benchmark exposure to the 5- and 10-year maturity buckets. Treasury yields were volatile during the reporting period but trended downward. Aside from a dramatic drop in Treasury yields in mid-October and again in late January into early February, Treasury yields have followed a divergent course over the twelve-month period ended March 31, 2015. Yields have risen incrementally higher on shorter-dated Treasuries while meaningfully decreasing on longer-dated bonds, flattening the yield curve throughout the year. Given this rise in short-term Treasury yields, our Treasury underweight in the front end of the curve was a meaningful contributor.

The fund’s significant overweight to corporates provided a meaningful contribution to relative results during the reporting period, as solid demand from duration-minded investors looking for incremental yield provided a strong bid for the front part of the high-grade corporate curve. U.S. domiciled corporates also received additional demand from eurozone investors looking for higher-yielding securities as a new round of quantitative easing from the ECB sent eurozone yields lower.

The fund’s out-of-benchmark exposure to MBS was an additional contributor to relative results for the year. The Fed reduced the amount of its monthly purchases of Treasuries and Agency MBS in $10 billion increments throughout the year and concluded its purchases in October. The Fed announced it will continue to reinvest the interest and principal payments from its balance sheet until after rate hikes begin, thus easing worries that post-quantitative easing actions could add near-term supply pressure in the market.

As of the end of the reporting period, the fund held currency forwards and interest rate futures which generated a net exposure equivalent to approximately 3% of net assets. The products were held at various points throughout the reporting period. As of March 31, 2015, currency forwards decreased exposure to base currency and interest rate futures decreased duration. The estimated return impact from employing currency forwards was negligible and futures returned -3 basis points (bps) for the reporting period.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Debt Fund (sub-advised by Ashmore Investment Management Limited)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Emerging Markets Debt Fund’s Class P returned -4.73%, compared to a 5.65% return for its benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and a -2.67% return for the Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmarks for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	Since Inception (6/29/12)
Fund’s Class P	(4.73%)	(0.34%)
J.P. Morgan EMBI Global Diversified Index	5.65%	4.82%
Emerging Markets Debt Composite Benchmark	(2.67%)	0.76%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmarks. We at Ashmore tactically managed the fund’s exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt. The fund invested its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities, and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

Over the course of the reporting period, the fund’s allocation to external debt increased, starting the reporting period at 31% and ending at around 50% of the fund’s net assets. During the same reporting period, the fund’s exposure to corporate debt decreased, starting the reporting period at 29% and ending at around 21% of the fund’s net assets. Finally, the fund’s exposure to local currency debt decreased, starting the reporting period at 48% and ending at around 39% of the fund’s net assets.

The fund’s underweight position in local currency sovereign debt was a contributor to the fund’s performance while the overweight position in corporate debt detracted from the fund’s performance over the reporting period.

The largest country detractors over the reporting period were Ukraine, Colombia and Venezuela. Asset allocation in Ukraine and Venezuela were negative relative to the fund’s benchmark, which was a drag on performance. Security selection in Colombia was also negative relative to the fund’s benchmark. Brazil and Colombia were the largest country detractors in the benchmark over the same reporting period. The largest country contributors to fund performance over the reporting period were Singapore, Malaysia, Hungary, and Turkey.

While Russia was one of the larger detractors from overall performance for the first nine months of the reporting period, it was a net contributor to fund performance for the last three months of the reporting period. For the full reporting year, Russia was a net detractor of 1.3%. Over the fourth quarter of 2014, the hard currency sovereign bonds as compared to the fund’s benchmark were up over 11% and local currency denominated sovereign bonds (per the JPMorgan Government Bond Index-Emerging Markets (GBI-EM)) were up 15.5%. During the reporting period, hard currency sovereign bonds were up 1.7% and local currency denominated sovereign bonds were down 42.1%.

Ukrainian bonds fell over 51% during the reporting period, with a 31% decline in the first nine months of the reporting period and a 29% decline in the last three months of the reporting period as the economic situation continued to deteriorate. Ukraine’s total stock of public and private guaranteed debt was approximately $69.8 billion or 72.3% of estimated gross domestic product (GDP) at the end of 2014. The conflict in Eastern Ukraine has exacerbated a severe recession that continues to plague the country. Moody’s lowered Ukraine’s long-term foreign currency credit rating to Caa3.

Venezuelan bonds fell over 35% over the reporting period, with a 30% decline in the first nine months of the reporting period and 6% decline in the last three months of the reporting period. The Venezuelan government ratified a three-tiered foreign transaction regime

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

(“SIMADI”); however, due to the low supply of the U.S. dollar being channeled through the SIMADI, the regime has, so far, failed to converge towards a rate closer to the parallel market.

PF Comstock Fund (sub-advised by Invesco Advisers, Inc.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Comstock Fund’s Class P returned 7.22%, compared to a 9.33% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	7.22%	13.05%	6.16%
Russell 1000 Value Index	9.33%	13.75%	7.21%

(1)	Invesco Advisers, Inc. began managing the fund on June 1, 2010. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at Invesco maintained the fund’s strategy by focusing primarily on the security’s potential for capital growth and income, emphasizing a value style of investing, seeking well-established undervalued companies, which may be medium- or large-capitalization companies. As financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently underpriced. The fund aims to exploit these market inefficiencies by focusing primarily on a security’s potential for capital growth and income, emphasizing a value style of investing, and seeking well-established, undervalued companies. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value.

The investment team employs truly active management by staying benchmark agnostic. Additionally, the fund’s construction and risk mitigation is based solely on bottom-up stock selection as opposed to utilizing macro or top-down factors.

On the positive side of sector performance, strong stock selection in, and underweight exposure to, the materials sector contributed to relative fund performance. Notably, International Paper Co. had a large positive impact on absolute and relative fund performance during the reporting period. In addition, having no exposure to mining stocks boosted fund performance, as many mining companies’ margins and earnings were negatively affected by declines in the price of gold and other metals during 2014. Stock selection within consumer staples acted as a contributor to relative performance. Exposure to ConAgra Foods, Inc., and not owning The Proctor & Gamble Co., were two large contributors to fund performance for the reporting period. Having a material overweight to consumer discretionary and underweight to industrials also enhanced fund relative performance for the reporting period. We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the fund’s performance relative to its benchmark for the reporting period. This was mainly due to the strength of the U.S. dollar compared to the foreign currencies in which the fund’s non-U.S. holdings were denominated.

On the negative side, stock selection in and overweight exposure to the energy sector were large detractors from fund performance for the reporting period, with most of the underperformance occurring from mid-September through calendar year end due to a sharp decline in the price of oil. In the oil services and equipment industry, Weatherford International P.L.C. was the largest absolute and relative detractor for the reporting period, after being a large contributor during the first half of 2014. Also, not owning Exxon Mobil Corp. was a large detractor from fund performance as the company posted relatively better returns than the sector as a whole. Weak stock selection in the health care sector also detracted from relative fund performance. This was particularly true of fund holdings in the pharmaceutical and biotech industries. Sanofi posted a negative return and was an absolute and relative detractor from fund performance for the reporting

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

period. Stock selection in the financials sector also hurt fund relative performance. One of the largest detractors within the sector and the fund was from having no exposure to REITs. In addition, gains in holdings such as Allstate were offset by negative returns from Fifth Third Bancorp.

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Growth Fund’s Class P returned 12.96%, compared to a 16.09% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	12.96%	12.34%	7.28%
Russell 1000 Growth Index	16.09%	15.63%	9.36%

(1)	MFS Investment Management began managing the fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We, the MFS investment team, maintained the fund’s growth strategy by focusing on companies we believe to have above-average earnings growth potential compared to other companies.

Stock selection in the technology sector detracted from fund performance relative to the benchmark. An underweight position in strong-performing computer and personal electronics maker Apple, Inc. and overweight positions in poor-performing data storage systems provider EMC Corp. and internet search giant Google, Inc. held back the fund’s relative returns.

Stock selection in the leisure sector also weakened fund relative performance. Within this sector, overweight positions in casino resorts operators Wynn Resorts Ltd. and Las Vegas Sands Corp. hindered relative results as both stocks lagged the benchmark during the reporting period.

Elsewhere, overweight positions in oil and natural gas exploration and production company Noble Energy, Inc. and aerospace industry complex metal parts manufacturer Precision Castparts Corp. detracted from fund relative performance. Not owning shares of strong-performing home improvement retailer The Home Depot, Inc. and eye and skin care products company Allergan, Inc. further weighed on its relative returns.

The fund’s cash and/or cash equivalents position during the reporting period was another detractor from fund relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. During the reporting period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

An overweight position in the health care sector contributed positively to relative performance as the sector outperformed the benchmark. Owning shares of medical device and supply products manufacturer Covidien P.L.C. (not a benchmark constituent and not held at reporting period end) and development-stage biopharmaceutical company Puma Biotechnology, Inc. (not held at reporting period end) strengthened the fund’s relative returns as both stocks significantly outperformed the benchmark. Overweight positions in integrated specialty pharmaceutical company Actavis P.L.C. and biopharmaceutical company Regeneron Pharmaceuticals, Inc. also helped fund performance.

An overweight position and, to a lesser extent, stock selection in the retail sector further supported relative results. Stock selection in the retail sector was a relative detractor overall; however, certain overweight positions in off-price retail apparel and home accessories store operator Ross Stores, Inc. and specialty retailer L Brands, Inc. bolstered the fund’s relative returns as both stocks posted strong results over the reporting period.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

In other sectors, the fund’s avoidance of diversified technology products and services company International Business Machines Corp. (IBM) and software giant Microsoft Corp. also benefited relative fund performance. Overweight positions in paint and coatings company, Sherwin Williams Co., and hotel operator, Marriott International, Inc. were also among the fund’s top relative contributors.

PF Large-Cap Growth Fund (sub-advised by BlackRock Investment Management, LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Large-Cap Growth Fund’s Class P returned 14.84%, compared to a 16.09% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	14.84%	15.76%	5.75%
Russell 1000 Growth Index	16.09%	15.63%	9.36%

(1)	BlackRock Investment Management, LLC began managing the fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at BlackRock maintained the fund’s strategy by investing primarily in large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, and in order to achieve this goal, we consider a company’s earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum.

At the sector level, consumer discretionary was the prime detractor from relative performance, with hotels, restaurant & leisure and the internet & catalog retail segments accounting for the majority of the disappointment in performance. Industrials (aerospace & defense) and telecommunication services also weighed on fund performance.

In stock specifics, an underweight position in Apple, Inc. was the top individual detractor from fund performance as the stock recorded strong gains following solid earnings reports earlier in 2014. Notably, the fund’s position in Apple was increased given the confidence around upcoming product cycles, emerging markets penetration and gross margin stabilization. We are closely watching market uptake of the Apple Watch to determine the future earnings potential for Apple.

Fund holdings Wynn Resorts Ltd., Precision Castparts Corp. and VMware, Inc. also hindered the fund’s relative returns. Shares of the casinos & gaming company, Wynn Resorts Ltd., underperformed as China’s anti-corruption campaign intensified causing gaming revenues in Macau to fall below expectations which in turn, led to negative earnings revisions for the company. We exited the position by the end of the reporting period. Industrial holding Precision Castparts missed earnings expectations in three of four quarters in 2014, a function of poor guidance and communication from the company and perennially optimistic sell-side analyst estimates. Further, following several years of expanding aerospace industry backlogs, the question of “cycle duration” came into play, limiting multiple expansions for Precision Castparts and the entire aerospace complex. The fund’s position in VMware also weighed on the fund’s performance results. Despite new product launches, growth estimates are expected to be down considerably from 2014. As a result, we sold those positions and swapped into other technology companies that we believed had better growth prospects.

On the positive side, in sector terms, health care accounted for the majority of positive fund performance relative to the benchmark, with strength most notable in pharmaceuticals and biotechnology.

At the stock level, health care holdings United Therapeutics Corp., Valeant Pharmaceuticals International, Inc. and Regeneron Pharmaceuticals, Inc. were the largest contributors to fund performance.

United Therapeutics rose after receiving a favorable ruling in its patent infringement lawsuit against competitor Sandoz. Furthermore, there was greater investor appreciation for principal drivers of United Therapeutics’ revenue and earnings, which have much longer life spans than the market assumes. Shares also gained on disappointing results for competing pulmonary arterial hypertension drug

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Selexipag (by Actelion). While we believe Selexipag will most likely still be approved and compete with United Therapeutics’ drug, Orenitram, we do not expect it to be as competitive as many investors hoped.

Shares of Valeant Pharmaceuticals soared on news of its plan to acquire Salix Pharmaceuticals Ltd., establishing its presence in the gastrointestinal therapeutics market.

Regeneron Pharmaceuticals climbed after the Food and Drug Administration (FDA) approved drug Eylea for a second indication, the treatment of diabetic macular edema. Shares also got a boost following Sanofi’s increased stake in the company, as well as positive clinical results for several drugs, including treatments for high cholesterol and atopic dermatitis. We remain confident the company can maintain its high-growth trajectory given both continued success with Eylea and a rich pipeline of promising late- and early-stage products/therapies.

Overall, we maintain a positive view on U.S. equities, with continued economic and corporate earnings growth as the catalyst to drive markets higher in 2015. During the last three months of the reporting period, economic data was weaker-than-expected and could dampen the near-term earnings outlook, but we believe it will be short-lived, setting the stage for a rebound for the rest of the 2015. The underlying trends for the U.S. remain favorable, most notably in the labor market, where the improvements are starting to filter through to higher wages, and housing, where home prices are rising, and activity is picking up due to the favorable mortgage rate environment and added support from government initiatives. Additionally, the consumer picture appears to be brighter as the combination of better employment and wage prospects, wealth effects from improved housing and a tailwind of lower fuel costs are lifting confidence, which should ultimately feed through to higher spending. At the same time, the corporate sector continues to be strong, with cash and profit margins near record highs.

This backdrop, combined with benign inflation and still-low interest rates, should allow U.S. stocks to post positive, if more moderate, returns for the remainder of 2015. We are mindful that an environment of slower global growth, a diverging monetary policy (as the Fed prepares to normalize rates), and the ever-present geopolitical risks will presumably lead to greater volatility and intermittent pullbacks. However, that volatility should yield more opportunities for active sub-advisers as we are emphasizing companies with best-in-class business models, visible and sustainable earnings streams, strong free cash flow conversion and long runways for growth. We believe companies exhibiting these characteristics will be able to execute regardless of macro forces and, as such, should eventually be re-rated higher.

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Large-Cap Value Fund’s Class P returned 9.40%, compared to a 9.33% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	9.40%	13.35%	7.13%
Russell 1000 Value Index	9.33%	13.75%	7.21%

(1)	ClearBridge Advisors, LLC assumed management of the fund on October 1, 2006. Salomon Brothers Asset Management Inc., an affiliate of ClearBridge, managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. We at ClearBridge maintained the fund’s strategy by looking for companies we believe are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. We employ fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position. We utilize an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations and look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

a range of potential scenarios. We place a heavy emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

On an absolute basis, the fund had positive returns in eight out of the ten economic sectors in which it was invested during the reporting period. The greatest contributions to the fund’s performance return came from the consumer discretionary, consumer staples and health care sectors. Relative to the benchmark, the fund’s overall sector allocation contributed to the fund’s performance for the reporting period. An overweight in consumer discretionary and an underweight position in the energy sector positively impacted the fund’s relative performance for the reporting period. Furthermore, security selection within the consumer staples and materials sectors added to the fund’s relative performance. In terms of individual holdings, the leading contributors to fund performance included positions in CVS Caremark Corp., Time Warner, Inc., Anthem, Inc., The Home Depot, Inc. and Target Corp.

Relative to the benchmark, overall security selection detracted from the fund’s performance for the reporting period. Security selection within information technology and financials had negative impacts on the fund’s performance. Additionally, an underweight position in health care detracted from fund performance for the reporting period. On an individual holding basis, the leading detractors from fund performance included positions in National Oilwell Varco, Inc., Halliburton Co., American Express Co., Exxon Mobil Corp. and International Business Machines Corp. (IBM).

During the reporting period, we opportunistically added to the fund’s existing holdings and established new fund positions in Amgen, Inc., Freeport-McMoRan Copper & Gold, Inc., National Oilwell, Precision Castparts Corp. and Synchrony Financial. We also sold the fund’s full positions in Loews Corp., Pfizer, Inc. and Verizon Communications, Inc. The proceeds were reinvested in areas where we believed there to be better risk-adjusted return opportunities.

PF Main Street Core Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Main Street Core Fund’s Class P returned 11.36%, compared to a 12.73% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	5 Years	Since Inception (9/30/05)
Fund’s Class P	11.36%	13.82%	6.95%
S&P 500 Index	12.73%	14.47%	7.89%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. The fund’s underperformance versus the benchmark was primarily within the consumer staples, financials, energy and industrials sectors, due to weaker relative stock selection. The fund, however, outperformed the benchmark in the health care, information technology and materials sectors, as a result of stronger relative stock selection. We at Oppenheimer maintained the fund’s strategy by using fundamental research and quantitative models to select securities for the fund, which was comprised during the reporting period of both growth and value stocks. This generally includes a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. We may also consider an industry’s outlook, market trends and general economic conditions. In addition, quantitative models are used to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

During the reporting period, the top contributors to performance included Apple, Inc. (information technology), Allergan, Inc. (health care), Actavis P.L.C. (health care), Gilead Sciences, Inc. (health care) and The Home Depot, Inc. (consumer discretionary). Apple benefited from the introduction of two new iPhones and the expected launch of a new Apple Watch product. The company also rallied in late January 2015 on the back of record iPhone sales.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Allergan’s stock price jumped last spring when pharmaceutical firm Valeant Pharmaceuticals International, Inc., in conjunction with activist investor Bill Ackman of Pershing Square, announced their intention to acquire Allergan. Allergan’s management resisted the takeover—maintaining the stock at higher price levels as investors remained convinced that eventually the stock would be acquired. In fact, specialty pharmaceutical company Actavis acquired Allergan in a friendly takeover completed late in the first quarter of 2015. Actavis, with exposure to both generic and branded drugs, continues to augment its growth potential with the closure of the acquisition. The value of debt issued upon completion of the acquisition was less-than-expected and this, in combination with a strong quarterly result from Allergan, resulted in rising earnings expectations—leading Actavis’ stock higher. The fund continues to own Actavis based on strong execution, a favorable growth outlook, and reasonable valuation. The launch of Gilead’s Hepatitis C drug—Solvadi—was among the best performing stocks in the pharmaceutical industry, leading to an earnings outcome for the company that significantly beat expectations. In addition, management’s ongoing share repurchase program helped propel the stock higher. Home Depot, the home improvement retailer, benefited from strength in the housing market.

The most significant detractors from performance included Noble Energy, Inc. (energy), Genworth Financial, Inc. (financials), National Oilwell Varco, Inc. (energy), Pfizer, Inc. (health care) and Diageo P.L.C. (consumer staples). The precipitous decline in the price of oil significantly impacted energy stocks, including Noble Energy and National Oilwell Varco. Noble has a high sensitivity to oil price changes as it has significant exploration and production operations globally. Growth projections are expected to decline as the company adjusts both its cash flow expectations and balance sheet to reflect a diminished outlook for global energy prices. We maintained the fund’s position and continued to have confidence in management’s ability to execute well at reporting period end. National Oilwell Varco provides equipment and services to the oil and gas industry worldwide. Additionally, rising expectations of a deeper downturn in new rig equipment orders and lower spending on oilfield consumables negatively affected the stock. We have lowered our risk by lowering the position size in the stock. Genworth, which provides insurance for the life, mortgage, and long-term care markets, disappointed investors when it reported third quarter 2014 results. Management announced a larger-than-projected charge to reflect a step-up in claims from holders of its long-term care policies. Additionally, the company disclosed that it would conduct a comprehensive review of all policies, adding to investor concerns. We believe the company is currently undervalued by the market—especially given the sell-off in the stock—so we have maintained the fund’s position. Pfizer, Inc. reported a sharp drop in first quarter 2014 profit due to generic competition. We exited our position in Pfizer during the reporting period. Diageo is a producer of alcoholic beverages, including spirits, beer and wine. Weakness in the emerging markets negatively impacted the company in 2014.

At reporting period end, the fund’s largest relative overweight positions were in industrials, consumer staples and financials, and the fund was primarily underweight in energy, health care and consumer discretionary.

PF Mid-Cap Equity Fund (sub-advised by Scout Investments, Inc.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Mid-Cap Equity Fund’s Class P returned 7.44%, compared to a 13.68% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	7.44%	12.02%	6.79%
Russell Midcap Index	13.68%	16.16%	10.02%

(1)	Scout Investments, Inc. began managing the fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at Scout maintained the fund’s strategy by seeking to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

priced relative to their fundamentals. In making investment decisions, we consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The fund’s negative relative performance was attributed to stock selection within the financials and energy sectors, in addition to being overweight in the energy sector. The fund benefited from solid stock selection within consumer discretionary, consumer staples, materials and utilities sectors.

The energy sector was the only negative performing sector within the benchmark during the reporting period. The sector was hit hard as oil plunged late in 2014 and continued to drift lower during the last three months of the reporting period. The fund held a significant overweight position in energy, on average, during the reporting period. The overweight position coupled with disappointing stock selection resulted in nearly half of the fund’s underperformance. Oasis Petroleum, Inc., Antero Resources Corp., and Gulfport Energy Corp. suffered as oil and natural gas realized significant price declines from the peak levels seen earlier in the year. U.S. Silica Holdings, Inc. and FMSA Holdings, Inc. were also hurt, due to fears of pricing and volume declines in the sand proppant market due to the energy downturn. A proppant is a material, typically treated sand or man-made ceramic materials, designed to keep an induced hydraulic fracture open, during or following a fracturing treatment.

Within the financials sector, REITs and regional banks provided the most drag on relative fund performance with the former benefiting from, and the latter suffering from, lower long-term interest rates. Regional banks within the fund, including KeyCorp and Regions Financial Corp. sold off on the prospect of continued low interest rates hampering profit margins. Regions Financial was further hurt by concern regarding their energy loan exposure. A relative underweight in REITs coupled with selecting underperformers in the industry, including American Capital Agency Corp. and Host Hotels & Resorts, Inc. also negatively impacted the sector as well as the fund’s performance. American Capital Agency was a relative underperformer due to investor concerns over potential regulatory changes and concerns over profit margins should the Fed begin to raise interest rates. Host Hotels & Resorts, Inc., an owner of luxury hotels suffered from weaker foreign currencies which hurt travel demand to key U.S. gateway cities such as Washington D.C. and New York City.

Stock selection and an overweight allocation in consumer discretionary provided the greatest positive contribution to relative fund performance. Within the sector, standouts included TRW Automotive Holdings Corp., Ross Stores, Inc., Dollar Tree, Inc. and Lululemon Athletica, Inc. TRW Automotive surged on the September 2014 announcement that German car parts maker ZF Friedrichshafen would acquire the company. Discount retailers, Ross Stores and Dollar Tree, benefited from lower gasoline prices and providing low-income consumers with more discretionary income. Lululemon Athletica, an athletic apparel retailer, continued its ascent as analysts touted signs of the company’s turnaround, noting positive traffic and demand trends.

The fund’s holdings in consumer staples and materials provided modestly positive contributions to relative fund performance. The consumer staples sector was the second strongest performing sector over the reporting period and the fund held an overweight position. Monster Beverage Corp. was the standout performer for the fund as it benefited from the announcement that The Coca Cola Co. was making a significant investment in the organization and expanding Monster’s distribution. Within materials, Westlake Chemical Corp. and Compass Minerals International, Inc. provided the strongest positive contributions to fund performance.

We expect interest rate volatility to continue to persist in 2015 and anticipate that the U.S. dollar will continue to strengthen as a spillover effect of QE programs in other parts of the world. Against this backdrop, we prefer companies whose revenues are tied more to U.S. sales, rather than sales overseas. We have found several of these opportunities in the health care sector. The health care sector is particularly attractive from a longer-term perspective due to the aging of populations in both the U.S. and the more developed economies. We are overweight the energy sector and are taking the longer-term view anticipating that a reduced count in the horizontal drilling rigs coupled with rapid shale decline rates will eventually result in lower energy production. A reduction in supply combined with improving demand due to lower fuel prices should help the oil market find a floor.

The fund maintains an asset-sensitive bias at the moment, meaning it should benefit if interest rates rise due to falling unemployment and rising wages in the U.S. and actions by the Fed in response to this gradual economic improvement. However, given the likelihood of interest rate volatility for the foreseeable future as major economic powers around the world continue to execute large QE programs and deal with high levels of financial leverage and aging populations in major developed economies, we are hesitant to add aggressively to asset-sensitive issues. Rather, we are utilizing prudent portfolio construction to net out interest rate exposures—combining asset-sensitive financials and utilities, which tend to trade higher when rates move down, to achieve an attractive balance within the fund.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Mid-Cap Growth Fund (sub-advised by Ivy Investment Management Company)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Mid-Cap Growth Fund’s Class P returned 11.57%, compared to a 15.56% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	11.57%	13.11%	10.17%
Russell Midcap Growth Index	15.56%	16.43%	10.19%

(1)	Ivy Investment Management Company began managing the fund on November 1, 2013, and some investment policies changed at that time. Other firms managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We, the Ivy mid-capitalization growth team, maintained the fund’s strategy by primarily emphasizing a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market and profit potential.

Consistent with the strategy’s philosophy and process, the majority of performance during the reporting period was driven by individual stock selection as opposed to sector bets versus the benchmark. The primary factors in the fund’s relative underperformance were stock selection issues in three main areas: energy, financials and industrials.

The fund’s energy names were weak across the board, due to the swift decline in the price of oil since last June; however, most notably was the final quarter of calendar year 2014, which became a woodshed moment for the group generally, and the fund’s names, specifically. The performance of the fund’s financial stocks was also weak relative to the benchmark, primarily due to the lack of exposure to the strongly performing REIT stocks, which continued to be favored by investors because of their healthy dividends and access to inexpensive capital to run their businesses. The fund had many weak names in industrials, but the weakest with the most negative impact were those that were associated with customers in the energy and other commodities industries. Cash holdings and equity options were the final detractors from performance during the reporting period, accounting for approximately 45 bps of underperformance. Cash represented 17 bps of the drag, as the average cash position of about 1% during the reporting period was an opportunity cost in a strong positive market. Equity options, used primarily for hedging purposes, or building or exiting positions, were 28 bps to the negative for fund relative performance.

The top three securities detracting from fund performance for the reporting period were Southwestern Energy Co., Mattel, Inc. and Oasis Petroleum, Inc.

Strong stock selection in the fund’s consumer discretionary and consumer staples sectors contributed to fund performance during the reporting period. A healthy overweight position in health care more than compensated for some stock picking issues among the fund’s names. Health care stocks performed generally well, but the fund’s less-than-benchmark exposure to the higher octane biotechnology space was an opportunity cost, as that sector within the benchmark had strong returns. The fund’s strong overweight position made a difference, however, as the health care exposure made a solid positive relative contribution to the fund’s performance return for the reporting period.

The top three securities contributing to the fund’s performance for the reporting period were Electronic Arts, Inc., BioMarin Pharmaceutical, Inc. and Medivation, Inc.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Small-Cap Growth Fund (sub-advised by Lord, Abbett & Co. LLC)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Small-Cap Growth Fund’s Class P returned 8.36%, compared to a 12.06% return for its benchmark, the Russell 2000 Growth Index. Lord Abbett assumed management of the PF Small-Cap Growth Fund on May 1, 2014.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	8.36%	12.91%	7.13%
Russell 2000 Growth Index	12.06%	16.58%	10.02%

(1)	Lord, Abbett & Co. LLC began managing the fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at Lord Abbett maintained the strategy of the fund by investing primarily in common stocks of companies demonstrating above-average, long-term growth potential. We seek to identify companies that we believe are strongly positioned in the developing growth phase, which we define as the period of swift development after a company’s start-up phase when growth occurs at a typically much more rapid rate than that of established companies in their mature years. The leading detractor from fund performance relative to the benchmark during the reporting period was stock selection within the information technology sector. Within this sector, the fund’s holdings of FireEye, Inc. detracted from its performance. Shares of FireEye, the developer of a security platform that provides real-time protection against cyber-attacks for governments and enterprises worldwide, faced weakness in mid-2014 after the company reported mixed earnings that saw accelerating billings growth overshadowed by an accounting change and some internal restructuring following several acquisitions. Also detracting from fund performance within the sector were holdings of Demandware, Inc., a provider of cloud-based digital commerce solutions. The firm reported mixed quarterly earnings in early August of 2014, with a shortfall in new customer bookings overshadowing solid quarterly revenue.

The leading individual detractor from relative fund performance during the reporting period was its position in Intercept Pharmaceuticals, Inc., a biotechnology company specializing in the treatment of chronic liver diseases. In late 2014, shares of Intercept faced some weakness following the publication of clinical trial data that suggested there may be greater regulatory hurdles than anticipated prior to the treatments’ approval. DXP Enterprises, Inc., a distributor of maintenance, repair, and operating products and equipment, was another large detractor from fund performance during the reporting period. The firm reported a poor first quarter in early May of 2014, with sales and earnings-per-share trailing consensus estimates due to underperforming acquisitions and the adverse effects of harsh weather.

Also detracting from fund performance during the reporting period was the fund’s position in zulily, Inc., an e-commerce company. zulily beat consensus expectations when it reported third quarter earnings in November, 2014, but lowered its forward guidance due to marketing execution challenges.

The leading contributor to the fund’s relative performance during the period was security selection within the financials sector. Within this sector, Springleaf Holdings, Inc., a consumer finance company, contributed most to the fund’s performance. In March 2015, Springleaf announced the acquisition of its largest competitor in a deal that investors expected would be highly accretive and that would position Springleaf as a market leader. Also contributing within the sector were holdings in WisdomTree Investments, Inc., an asset management firm focusing on exchange-traded funds (ETFs). The firm saw strong organic growth in the last three months of the reporting period, driven primarily by asset flows into two of its flagship ETFs.

The health care sector was another contributor to fund relative performance during the reporting period. Within this sector, Receptos, Inc., a biopharmaceutical company, contributed most to the fund’s performance. In October 2014, Receptos received highly positive data from a phase II clinical trial, and the drug showed potential to be the preferred treatment for afflicted patients. Also contributing within health

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

care was the fund’s position in another biopharmaceutical company, Agios Pharmaceuticals, Inc. Agios is focused on the treatments of cancer and inborn errors of metabolism. Agios announced that phase I data from a cancer clinical trial would be presented earlier-than-expected, which we believe encouraged investors, who observed the pre-announcement, to view the trial as valid.

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Small-Cap Value Fund’s Class P returned 11.55%, compared to a 4.43% return for its benchmark, the Russell 2000 Value Index. AB assumed management of the PF Small-Cap Value Fund on May 1, 2014.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	Since Inception (6/29/07)
Fund’s Class P	11.55%	14.26%	7.37%
Russell 2000 Value Index	4.43%	12.54%	5.18%

(1)	AllianceBernstein L.P. began managing the fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. We at AB maintained the fund’s strategy by seeking to identify small-capitalization companies that are undervalued versus their long-term earnings potential in selecting investments. We consider selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics. Security selection was the main source of the fund’s outperformance, with particular strength in the financials, industrial resources and transportation sectors. Sector selection also added to fund returns, as the fund was overweight in consumer cyclicals and underweight in energy.

The top contributors to fund performance included Spansion, Inc. Office Depot, Inc. and Hawaiian Corp Holdings, Inc. Spansion shares rallied after the company announced it had entered a “merger of equals” with Cypress Semiconductor. Office superstore chain, Office Depot outperformed on the back of better-than-expected cost savings from the integration of OfficeMax, Inc., and the first quarter 2015 announcement by Staples, Inc. that it intended to acquire Office Depot. Hawaiian Airlines’ performance benefited from its operator, Hawaiian Holdings’ decision to restrict new capacity and trim some underperforming international routes, such as services to Taipei and Fukuoka.

In contrast, stock selection in the capital-equipment and energy sectors and an underweight in the consumer growth sector detracted from fund performance. Individual detractors from fund performance included energy holdings: Bill Barrett Corp., Rosetta Resources, Inc. and Stone Energy Corp. All three of these oil exploration and production companies were caught up in investor anxiety over falling oil prices and were negatively affected as the sharp decline in crude oil price forced the companies to cut their capital expenditure and production growth outlook.

We believe the dramatic increase in the U.S. dollar, the collapse in oil prices and a sharp decline in U.S. government bond yields have weighed on investors’ minds. As a result, they have aggressively bid-up shares in sectors with higher yields or where earnings are perceived to be more certain. We believe that this has created a compelling investment opportunity in stocks across a number of industries which have been passed over by investors as they lack the higher yield and stable growth characteristics that the market currently favors. Accordingly, we are adding stocks that have greater exposure to more cyclical sectors and that meet our deeper-value style of investing. We will continue to seek companies that have an attractive combination of compelling valuation, strong free cash flows and significant company-level catalysts.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Real Estate Fund (sub-advised by Morgan Stanley Investment Management Inc.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Real Estate Fund’s Class P returned 23.69%, compared to a 12.73% return for the broad-based S&P 500 Index and a 23.95% return for the sector-specific FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmarks for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	23.69%	14.74%	9.27%
S&P 500 Index	12.73%	14.47%	8.01%
FTSE NAREIT Equity REITs Index	23.95%	15.74%	9.61%

(1)

Morgan Stanley Investment Inc. manages the fund and formerly did business in certain instances under the name Van Kampen, and managed the PF Real Estate Fund under the Van Kampen name from fund’s inception until May 31, 2010.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the broad-based S&P 500 Index and underperformed the sector-specific, FTSE NAREIT Equity REITs (FTSE NAREIT) Index. From a bottom-up perspective stock selection modestly detracted from relative fund performance. The fund achieved favorable relative stock selection in the net lease, shopping center and mall sectors, which positively impacted relative performance. This was more than offset by stock selection in the hotel, health care and storage sectors, which detracted from fund relative performance.

From a top-down perspective, sector allocation contributed to relative fund performance. The underweight to the net lease and secondary central business district (CBD)/suburban office sectors, and the overweight to the apartment and mall sectors contributed to fund relative performance. This was partially offset by relative losses from the underweight to the specialty office sector. Cash held in the fund also detracted from fund relative performance.

REITs significantly outperformed the broader equity markets, as measured by the FTSE NAREIT Equity REITs Index and S&P 500 Index, respectively.

We at Morgan Stanley have maintained the management team’s core investment philosophy as a real estate value investor resulting in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. Our company-specific research has led us to an overweighting in the fund to a group of companies that are focused in the ownership of high-quality malls, apartments, CBD office assets, upscale hotels, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of health care, net lease, and specialty office assets.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Emerging Markets Fund’s Class P returned -4.15%, compared to a 0.44% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year		5 Years	Since Inception (9/30/05)
Fund’s Class P	(4.15%	)	4.60%	8.64%
MSCI Emerging Markets Index (Net)	0.44%		1.75%	6.61%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at Oppenheimer maintained the fund’s strategy by investing in emerging and developing market stocks. Our investment team invests in emerging market businesses that we believe to appear likely to have a high growth potential. Within this framework, the investment team relies on fundamental analysis of a company’s financial statements, management structure, operations, product development and competitive position in its industry, and considers the special factors and risks of the country in which the issuer operates.

The fund’s underperformance compared to the benchmark was primarily within the consumer staples, energy and consumer discretionary sectors, due to weaker relative stock selection. The fund outperformed the benchmark in materials due to an underweight position and stock selection, as well as an overweight position in health care and stronger relative stock selection in industrials. On a country basis, relative to the benchmark, the fund underperformed in China due to weaker relative stock selection and an underweight position. An overweight position in the U.K. detracted from fund performance as well as an underweight position in Taiwan. The fund outperformed the benchmark in India due to an overweight position and stock selection, and in South Korea and Greece where underweight positions benefited the fund performance.

During the reporting period, top individual contributors to fund performance included information technology stocks Baidu, Inc. (China), Tencent Holdings Ltd. (China), Infosys Ltd. (India), and Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan). Indian Financials stock Housing Development Finance Corp. Ltd. (HDFC) also benefited fund performance. Baidu is the leading internet search provider in China, and it continued to narrow the monetization gap between mobile and desktop and the transition from being primarily a search driven advertising platform to an integrated mobile internet ecosystem. Tencent Holdings, a Chinese internet social networking company, has an online community nearly the size of Facebook’s. Users can access Tencent offerings through desktop and mobile devices. This platform, with its extensive size and ease of access, enables Tencent to offer an increasing number of services. The company monetizes some of the services by selling accompanying advertising space and by offering subscription services to users. Shares of Tencent reported strong fourth quarter 2014 earnings, buoyed by sales from online games. Infosys is an international information technology consulting and software company with a global footprint, making almost all of its sales outside of India. During the summer of 2014, a new CEO joined the firm and investors reacted positively; however, at the same time the Indian rupee had weakened. This benefited Infosys with its foreign currency revenues and Indian rupee costs.

HDFC, the leading provider of housing loans in India, is a public company with no state ownership and, we at Oppenheimer believe it is well capitalized, soundly managed and well positioned for growth as India continues to develop. The company released strong earnings results over its fiscal third quarter, which helped boost its stock. Taiwan Semiconductor Manufacturing is an integrated circuit and semiconductor company and reported strong financial results.

The most significant detractors from fund performance during the reporting period included energy stocks Petroleo Brasileiro S.A. (Brazil), Tullow Oil P.L.C. (U.K.), Novatek O.A.O. (Russia) and Tenaris S.A. (Italy), along with information technology stock Yandex N.V. (Russia). In a difficult reporting period for energy and Russian stocks, these holdings experienced declines. The energy sector fell amid

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

declining oil prices. While the situation in Russia was volatile for much of the reporting period, equities in the country performed positively during the last three months of the reporting period. We continue to monitor the situation. We exited our position in Petroleo Brasileiro.

At the end of the reporting period, the fund’s most significant overweight positions relative to the benchmark were in the consumer discretionary, consumer staples and health care sectors. The fund had roughly an even weighting with the benchmark to information technology and was underweight all other sectors of the benchmark. On a country basis, the fund had its largest overweight positions in India, Hong Kong, the U.K. and France, and its most significant underweights in South Korea, Taiwan, South Africa and China.

We believe that the near-term backdrop for emerging market economic growth will be challenging. Worldwide demand continues to be weak, and there is very little growth, with the exception of the U.S. and China. As a result, global trade is flat, and companies in the emerging world that rely on exports to generate earnings are challenged. Commodity prices have also declined, and many of the larger markets and areas in the developing world are commodity resource producers. We believe it is unlikely that commodity prices will recover in the near-term until worldwide growth picks up.

PF International Large-Cap Fund (sub-advised by MFS Investment Management)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF International Large-Cap Fund’s Class P returned 1.70%, compared to a -0.92% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year		5 Years	10 Years
Fund’s Class P	1.70%		7.43%	6.51%
MSCI EAFE Index (Net)	(0.92%	)	6.16%	4.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. We at MFS maintained the fund’s strategy by using a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. The fund’s overweight position in the technology sector benefited the fund’s performance relative to the fund’s benchmark. Within this sector, the fund’s overweight position in medical technology company HOYA Corp. (Japan) and exposure to semiconductor firm Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) both of which were not benchmark constituents, aided the fund’s relative results as both stocks outperformed during the reporting period.

Strong stock selection in the leisure, basic materials, and health care sectors also boosted the fund’s relative returns. Within leisure, the fund’s overweight position in strong performing British broadcasting firm WPP P.L.C. helped the fund’s relative performance. In basic materials, avoiding Australian mining company BHP Billiton P.L.C. supported the fund’s relative performance results as the stock declined during the reporting period. Overweight exposures to strong performing pharmaceutical firms Valeant Pharmaceuticals International, Inc. (Canada), not a benchmark constituent, Merck KGaA (Germany), and Bayer A.G. (Germany) also boosted the fund’s relative returns.

The fund continued to hold an underweight position in the energy sector throughout the reporting period which positively impacted its relative performance during the oil price declines that occurred in the reporting period.

In other sectors, the fund’s exposure to Canadian National Railway Co. (Canada), not a benchmark constituent, overweight position in food and support services company Compass Group P.L.C. (U.K.) and insurer AIA Group Ltd. (Hong Kong) benefited the fund’s relative performance as all three stocks performed well during the reporting period.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

During the reporting period, the fund’s currency exposure was another contributor to the fund’s relative performance, resulting primarily from differences between the fund and benchmark exposures to holdings of securities denominated in foreign currencies. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the fund to have different currency exposure than the benchmark.

Stock selection in the autos & housing sector was the primary factor that detracted from relative performance. Within this sector, not holding automaker Toyota Motor Corp. (Japan) hurt the fund’s relative returns as the stock traded higher during the reporting period.

Individual stocks that detracted from fund relative results included the timing in the fund’s ownership of pharmaceutical company Novartis A.G. (Switzerland). Overweight positions in British banking firm Standard Chartered P.L.C., natural gas company BG Group P.L.C. (U.K.), apparel distributor Li & Fung Ltd. (Hong Kong), oil service company Saipem S.P.A. (Italy) (not held at reporting period end), natural gas and electricity supplier GDF Suez (France), technology company Smith’s Group P.L.C. (U.K.), and electricity distributor Schneider Electric S.E. (France) weighed on the fund’s relative returns as these stocks performed poorly during the reporting period. Holding Sberbank of Russia (Russia) also negatively impacted the fund’s relative performance.

PF International Small-Cap Fund (sub-advised by QS Batterymarch Financial Management, Inc.)

Q. How did the fund perform for the period ended March 31, 2015?

A. The PF International Small-Cap Fund commenced operations on January 14, 2015. For the period from inception through March 31, 2015, the PF International Small-Cap Fund’s Class P returned 6.90%, compared to a 6.36% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception Through March 31, 2015
Since Inception (1/14/15)
Fund’s Class P	6.90%
S&P Developed Ex-U.S. SmallCap Index	6.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2015, the fund’s Class P outperformed the benchmark. We at QS Batterymarch maintained a well-diversified, style neutral fund strategy with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost efficient trading.

Stock selection results contributed to fund performance from the fund’s inception (January 14, 2015) through March 31, 2015. Positive results were largely driven by stock selection in continental Europe, particularly in information technology and industrial stocks. Stock selection also added significantly to fund relative return in the commodity-sensitive countries of Australia, New Zealand and Canada and in the U.K., especially in the consumer discretionary sector.

At the security level, an overweight to Italian oil refinery Saras S.P.A. was the primary contributor to fund relative performance. It represents 15% of refining capacity in Italy and is expanding its production of alternative energy sources, particularly in the field of wind energy. An overweight to Spanish manufacturing company Gamesa Corporacion Tecnologica S.A. also contributed. The firm is involved with the fabrication of wind turbines and the construction of wind farms. The Italian financial firm ANIMA Holding S.P.A. also contributed to fund performance, enjoying positive net inflows in 2014 and higher assets under management.

Stock selection in Japanese industrials was the biggest detractor from fund relative performance followed by stock selection in Asia ex-Japan. The primary detractor at the stock level was not holding Goldin Financial Holdings Ltd., as the Hong Kong investment holding company returned over 157% in the benchmark, largely as a result of fair value gains on a commercial building. Other detractors were an overweight to U.K.’s Soco International P.L.C., which had a negative return of almost 40% for the period held, and an underweight to Adecco S.A. which had a double digit return in the benchmark.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Region and sector allocation also detracted from fund performance, primarily due to an underweight in continental Europe financials which outperformed the benchmark overall for the reporting period. The impact of a small holding in cash also detracted from fund performance in the rising market.

PF International Value Fund (sub-advised by J.P. Morgan Investment Management Inc.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF International Value Fund’s Class P returned -4.07%, compared to a -0.92% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the ten-year period ended March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Period Ended March 31, 2015 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(4.07%	)	3.70%	1.41%
MSCI EAFE Index (Net)	(0.92%	)	6.16%	4.95%

(1)	J.P. Morgan Investment Management, Inc. began managing the fund on January 1, 2011, and some investment policies changed at that time. Another firm managed the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the benchmark. We at JPMorgan maintained the fund’s strategy by seeking to add value by capitalizing on mis-valuations that arise within and across the world’s equity markets. We do this by using fundamental research to identify companies whose long-term earnings power we believe is not reflected in the current market price of the securities.

From a sector perspective, stock selection in basic industries, utilities and health care had a negative impact on fund performance, while stock selection in industrial cyclical and technology-software aided relative returns to performance. An underweight to technology-software also helped. Regionally, stock selection in Continental Europe, Japan and Canada detracted from fund performance, while exposure to the emerging markets was the only contributor.

At the stock level, GDF Suez, the international French gas and electric utility company with worldwide operations, detracted from performance as the company faced short-term pressure due to lower commodities prices and a milder winter. However, in spite of these headwinds, we believe that the company remains relatively attractively valued, as it is geographically diversified (more so than pure European utilities). The fund continues to hold this stock. Medium-term, GDF Suez’s incoming CEO (April 2016) could drive upside performance in two ways. First, we have identified a conglomerate discount that could be addressed through a change in corporate structure. This could be helped by changes at the senior management and board levels. Second, we believe GDF Suez has a stronger-than-peers leverage to capital allocation. Given our team’s percentage numbers, we believe GDF Suez’s return on investment could grow from average to best-in-class by 2018. The new leadership will have to arbitrage between business lines (more differences in returns, risks and maturities than peers) and decide whether to increase merger-and-acquisition (M&A) activity.

On the upside, Electrolux A.B., a Swedish appliance maker, was a strong performer. The company boosted earnings for a third straight quarter during the reporting period. Operating income, excluding one-off items, rose higher than expected in the third quarter of the reporting period, which was fueled by strong demand in the U.S., ongoing cost cuts that were boosting margins in Europe, and a better product mix. Electrolux has spent a decade restructuring its business, enabling it to improve margins and cash flow despite the weak demand environment in Europe. A deal with The Home Depot, Inc. also has allowed it to expand its presence in the U.S., taking advantage of a stronger U.S. economy. The company is in the midst of acquiring General Electric Co.’s appliance business which, in addition to being a good fit for Electrolux, we believe will generate significant synergies and tax advantages for the company.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Currency Strategies Fund (co-sub-advised by Macro Currency Group and UBS Global Asset Management (Americas) Inc.)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Currency Strategies Fund’s Class P returned 7.69%, compared to a 0.02% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index. MCG assumed management of a portion of the PF Currency Strategies Fund on May 1, 2014.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	Since Inception (12/7/12)
Fund’s Class P	7.69%	1.91%
Citigroup 1-Month U.S. T-Bill Index	0.02%	0.03%

(1)

Macro Currency Group became co-sub-adviser to the fund on May 1, 2014, and some investment policies changed at that time. UBS Global Asset Management (Americas) Inc. was the sole sub-adviser to the fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. The fund is co-sub-advised by MCG and UBS. The following are separate discussions from each of the co-sub-advisers.

MCG

We at MCG maintained a portion of the fund’s strategy by seeking to gain positive exposures to currencies that we believe are undervalued and have negative exposures to currencies that are believed to be overvalued. We identified investment opportunities through the application of both quantitative and qualitative approaches. We managed a part of the fund under a quantitative approach that is used for its longer-term “systematic” strategy. We used this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve-month time horizon). We managed the other part of the fund by applying a qualitative approach that is used for its shorter-term “discretionary” investment strategy. We used this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates over the shorter-term (typically a two week to six-month horizon), a shorter time horizon than the systematic strategy. Both the quantitative and qualitative approaches utilize non-deliverable currency forwards as part of the fund’s investment strategy, which contributed to the fund’s performance during the reporting period.

For the reporting period, the discretionary sub-component generated a positive return contributing to our portion of fund performance, while the systematic component detracted overall. February of 2015 was the fund’s strongest month while January of 2015 was the fund’s weakest month. During the reporting period, the discretionary sub-component both contributed and detracted from the fund’s performance on a monthly basis, as did the systematic subcomponent, but the cumulative effect on the fund’s return was positive.

The fund held various positions, both long and short, across the G10 universe primarily through the use of derivatives, including non-deliverable forwards. The main contributors were from the fund’s non-deliverable forward positions in the Swiss franc, Swedish krona and Norwegian krone. The Swiss franc and Norwegian krone were mostly held short by both subcomponents at various points throughout the reporting period. Despite the Swiss National Bank (SNB) decision in January to remove the currency floor vs. the euro which was in place since 2011 and the volatility associated with it, the overall contribution from the Swiss franc was positive to fund performance. Holdings in the Swedish krona were also primarily focused on the short side.

The main detractors from fund performance during the reporting period were from the fund’s non-deliverable forward positions in the Canadian dollar, Japanese yen and New Zealand dollar versus the U.S. dollar. Losses in the Japanese yen were primarily a function of the systematic sub-component holding the currency long on a mean-reversion basis, and therefore; the currency’s continued weakness throughout 2014 became a drag on performance. Losses in the Canadian dollar were related to our overall positive view of the currency which did not perform according to our expectations; this theme remained in place during the last three months of the reporting period, which we believe will continue throughout the remainder of 2015. The New Zealand dollar suffered during the reporting period, particularly

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

in the second half of the reporting period, with the strength of the U.S. dollar versus a number of other G10 currencies pushing the New Zealand dollar lower.

UBS

We at UBS maintained a portion of the fund’s strategy by seeking to gain positive exposures to currencies that we believe are undervalued and have negative exposures to currencies that are believed to be overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on our portion of the fund’s performance.

We retain conviction in our short position in New Zealand dollar versus the U.S. dollar given favorable valuation, the improving U.S. economy and vulnerabilities in the New Zealand economy. We also have high conviction in our short Swiss franc (CHF) position against the euro (EUR) and U.S. dollar as the currency appears to have overshot following actions from the central bank.

Over the reporting period, commodity prices broadly fell, causing the Australian dollar and New Zealand dollar short positions against the U.S. dollar to positively impact the fund’s performance.

The fund held a short CHF position against the EUR throughout the reporting period which was one of the largest detractors from performance following the SNB’s removal of the 1.20 EUR/CHF floor. However, we took this opportunity to add to the underweight CHF position of the fund after concluding that the exchange rate had overshot, resulting in a stronger valuation case for the position. Moreover, deterioration in the Swiss balance of payment surplus indicates that this CHF strength is unlikely to be sustainable. The additions to the CHF underweight were against the EUR and U.S. dollar and these marginal position increases have contributed positively to fund performance.

Elsewhere in Europe, the fund benefited from overweight positions in Polish zloty and Hungarian forint against the EUR. However, our strategy in Scandinavian currencies detracted—both our short Norwegian krone versus Swedish krona and long Swedish krona versus Great British pound (GBP) positions were small detractors from fund performance. Other GBP trades we put on made money. The fund profited from a long GBP position versus the EUR and a short one versus the U.S. dollar.

The fund also held a long position in the Japanese yen given its attractive valuation which against the U.S. dollar detracted, but against the euro, contributed positively.

In addition, given Mexico’s close link to the U.S. and its relative competitiveness as a manufacturing location versus Asia, the prospects for growth surprises seem favorable, and thus, one of our preferred relative emerging market trades is Mexican peso against the Malaysian ringgit. Although so far it has modestly detracted from fund performance, we remain confident in the investment thesis.

PF Global Absolute Return Fund (sub-advised by Eaton Vance Investment Managers)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Global Absolute Return Fund’s Class P returned 9.13%, compared to a 0.03% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmark for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015 (1)
	1 Year	Since Inception (12/7/12)
Fund’s Class P	9.13%	3.45%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.03%	0.05%

(1)

Eaton Vance Investment Managers assumed management of the fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the fund from the fund’s inception to July 31, 2013.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P outperformed the benchmark. We at Eaton Vance maintained the fund’s strategy by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on the Eaton Vance portfolio management team’s view of the

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

investment merits of a country. In addition to gaining exposure to a country or market, derivatives can also be utilized for hedging purposes. The fund typically employs significant use of derivative instruments both to gain exposure as well as hedge. The fund primarily uses foreign exchange forward contracts and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among other derivatives instruments.

Nearly every region posted gains during the reporting period. Western Europe, the Dollar Bloc, Eastern Europe, Asia, Sub-Saharan Africa, and Middle East and North Africa contributed positive regional returns to fund performance. Latin America was the lone detractor.

In Western Europe, short currency positions, notably driven by euro and Swiss franc trades, led regional gains. A long German real estate sector equity position also contributed to fund performance. Regional performance was muted by a short Spanish credit position and short U.K. rates.

Two positions drove gains for the fund in the Dollar Bloc, namely short Australian dollar and long New Zealand rates. The fund’s short positions in the New Zealand dollar and Canadian dollar also contributed positively to its performance.

Both long and short currency positions led to positive performance for Eastern Europe. The fund’s short Russian ruble position led gains and was supported by a long position in the Serbian dinar versus the euro as well as a long position in Poland’s zloty versus the euro. Credit positions also contributed to regional gains led by a long Slovenian credit investment and a short Russian credit position. The region suffered losses on its short Hungarian rates trade and a short currency position in the Hungarian forint vs. the euro. Short Croatian credit hurt fund performance as well.

In Asia, currency positions, notably a short position in the Japanese yen as well as long positions in the Sri Lankan rupee, Indian rupee, and Philippine peso contributed to regional performance. Equity investments in India and Japan also contributed. Rates trades detracted from regional performance, predominantly driven by losses on short Japanese duration. Myanmar equity investments also detracted.

In Sub-Saharan Africa, a short South African rand currency position was the top contributor to the region. The fund’s long credit positions led by Tanzania and Zambia also contributed to fund performance. The fund’s long currency position in the Ugandan schilling hurt its performance.

A long currency position in the Lebanese pound contributed positively in the Middle East and North Africa region. Primary detractors in the region included a long Iraqi credit and a short credit position in Lebanon.

Latin America detracted as a whole from fund performance. Losses were derived from currency, interest rate and credit positions. Long positions in the Mexican peso and Chilean peso detracted from fund performance. Long Colombian rates and long credit positions in Ecuador also hurt fund performance. Long credit positions in the region were contributors, including a long credit position in Argentina.

Regarding exposure, the fund’s net short currency position remained during the reporting period. The fund’s credit spread duration ended the reporting period above one year as attractive country-by-country credit opportunities presented themselves. Additionally, the fund’s global interest rate duration ended the reporting period fairly close to two years, while U.S. duration was pushed more negative with short exposure at the front-end of the U.S. yield curve, which is most sensitive to the Fed policy on interest rate duration.

PF Precious Metals Fund (sub-advised by Wells Capital Management Incorporated)

Q. How did the fund perform for the year ended March 31, 2015?

A. For the year ended March 31, 2015, the PF Precious Metals Fund’s Class P returned -21.33%, compared to a 12.73% return for the broad-based S&P 500 Index and a -22.57% return for the sector-specific FTSE Gold Mines Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the fund to its benchmarks for the period from inception through March 31, 2015. The fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year		Since Inception (12/7/12)
Fund’s Class P	(21.33%	)	(29.01%	)
S&P 500 Index	12.73%		20.21%
FTSE Gold Mines Index	(22.57%	)	(31.56%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on pages A-29 through A-31

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund’s Class P underperformed the broad-based S&P 500 Index and outperformed the sector-specific FTSE Gold Mines Index. We, the team at Wells Capital Management, maintained the fund’s strategy by investing in equity companies involved in the exploration, development, mining, processing, or dealing of gold, precious metals, and minerals, which tend to have relatively high correlation to underlying commodity prices and relatively low correlation to the prices of other stocks and bonds. We take a disciplined approach to risk management through top-down analysis and bottom-up stock selection, while investing across market capitalizations, production profiles, and geographies, and focusing on a long-term investment horizon, looking for companies that have lower-than-average cost structures, are well managed, and are likely to improve their relative values over time.

The negative performance seen by both the fund and the FTSE Gold Mines Index was primarily the result of an 8% drop in the price of gold over the reporting period. Gold prices were relatively stable during mid-2014 as a weaker-than-expected economic start to the reporting period caused the Fed to defer a decision on when to begin raising interest rates.

Sales of gold ETFs accelerated during the third quarter of the reporting period. Investors reduced their ETF gold holdings because of better-than-expected U.S. economic data, along with the strength of the U.S. dollar and falling energy prices. ETF purchases resumed temporarily during the last three months of the reporting period as investor concerns about a Greek default and weaker-than-expected economic growth in the U.S. caused a renewed interest in gold.

The fund’s top contributor to relative results was Barrick Gold Corp. The fund maintained an underweight position in Barrick Gold due to the company’s high debt levels. That position enhanced the fund’s relative performance results during the reporting period as Barrick Gold significantly underperformed the total return of the FTSE Gold Mines Index. Randgold Resources Ltd. was another top contributor to fund relative results. The company, which has mining operations in West Africa, benefited from its low cost operations and debt-free balance sheet. Other contributors included Royal Gold, Inc. and Franco-Nevada Corp. Both Royal Gold and Franco-Nevada benefited from their collection of royalties in politically stable geographies, strong management teams and cash-rich balance sheets.

Relative to the S&P 500 Index, Osisko Mining Corp. was the top contributor to the fund during the reporting period. Osisko’s strong absolute performance was the result of it being acquired early in 2014 in a joint bid from Agnico Eagle Mines Ltd. and Yamana Gold, Inc. Gold-mining stocks underperformed relative to the price of gold. The prices of gold-mining stocks typically rose or fell farther than the price of gold. During the reporting period, smaller-capitalization exploration and development names fared the worst. Even a few of the more financially levered larger-capitalization companies also underperformed. One of the most noteworthy detractors relative to both the FTSE Gold Mines Index and the S&P 500 Index was Tahoe Resources, Inc. Tahoe Resources declined on news that the Guatemalan government would be imposing a higher-than-expected royalty on the company’s silver production. The stock came under further pressure early in 2015 after announcing it had agreed to acquire Peruvian gold miner Rio Alto Mining Ltd.

The fund’s underweight positions relative to the FTSE Gold Mines Index in Newmont Mining Corp. and Newcrest Mining Ltd. also detracted from performance, as both stocks outperformed.

Additionally, relative underperformance versus the S&P 500 Index was the result of the fund’s concentration in gold equities, most of which (with one exception-Newmont Mining Corp.) are not in the S&P 500 Index. As mentioned above, gold prices dropped during the reporting period, pressuring gold company profits lower and causing gold equities to decline. In contrast, the S&P 500 Index rose as stronger economic growth in the U.S. and rising corporate profits provided the catalyst to move stocks higher in 2014. Also relative to the S&P 500 Index, Yamana Gold, Inc. was the most significant detractor to relative performance during the year. Yamana underperformed as the expected production and cost benefit from its new mines being developed in Brazil did not unfold as expected in 2014. Kinross Gold Corp. also detracted from relative performance during the reporting period. The stock dropped on concerns that the company would not be able to finance the expansion of its Tasiast mine in Mauritania.

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years.

Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market-value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

Emerging Markets Debt Composite Benchmark is a composite benchmark combining three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified, 25% J.P. Morgan ELMI+ and 25% J.P. Morgan GBI-EM Global Diversified.

FTSE Gold Mines Index represents an accurate reflection and comprehensive coverage of the global gold markets. The index includes all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2015, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of March 31, 2015, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include reinvested dividends.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include reinvested dividends.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

PACIFIC FUNDSSM **

PF FLOATING RATE LOAN FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%

Consumer Discretionary - 0.1%

Education Management Corp Series A1 *	1,358	$92,514
Education Management Corp Series A2 *	3,850	44,596

		137,110

Total Convertible Preferred Stocks (Cost $1,657)		137,110

	Principal Amount
SENIOR LOAN NOTES - 95.7%

Consumer Discretionary - 25.0%

99 Cents Only Stores Tranche B-2 4.500% due 01/11/19 §	$989,841	991,697
Affinia Group Inc Tranche B-2 4.750% due 04/27/20 §	498,999	500,244
Amaya Holdings BV Term B (1st Lien) 5.000% due 08/01/21 §	970,125	962,445
AMC Entertainment Inc 3.500% due 04/30/20 §	245,000	245,214
Answers Corp due 09/30/21 µ	149,625	143,453
ARG IH Corp 4.750% due 11/15/20 §	498,737	500,997
Ascend Learning LLC 6.000% due 07/17/19 §	671,550	674,383
Asurion LLC (2nd Lien) 8.500% due 03/03/21 §	125,000	125,859
Tranche B-1 5.000% due 05/24/19 §	1,374,005	1,380,384
Block Communications Inc Term B 4.250% due 11/07/21 §	24,875	24,968
Boyd Gaming Corp Term B 4.000% due 08/14/20 §	520,948	522,494
Burlington Coat Factory Warehouse Corp Term B-3 4.250% due 08/13/21 §	72,938	73,599
Caesars Entertainment Operating Co Inc Term B-6 1.500% due 03/01/17 § Ω	217,047	199,548
Campaign Monitor Finance Property Ltd (Australia) 6.250% due 03/18/21 §	99,000	98,691
CEC Entertainment Inc Term B 4.000% due 02/12/21 §	397,492	393,468
Cequel Communications LLC Term B 3.500% due 02/14/19 §	505,660	507,003
Clear Channel Communications Inc Tranche D 6.928% due 01/30/19 §	367,529	350,439
Tranche E 7.678% due 07/30/19 §	118,204	114,273
ClubCorp Club Operations Inc 4.500% due 07/24/20 §	1,000,000	1,006,563
Cumulus Media Holdings Inc 4.250% due 12/23/20 §	540,607	532,227
CWC Cayman Finance Ltd 5.500% due 11/25/16 §	50,000	50,124
David’s Bridal Inc 5.250% due 10/11/19 §	71,658	69,807
Dayco Products LLC 5.250% due 12/12/19 §	298,743	299,303
Dollar Tree Inc Term B 4.250% due 03/09/22 §	400,000	404,688
Education Management II LLC Tranche A 5.500% due 07/02/20 §	101,866	94,226
Tranche B 8.500% due 07/02/20 §	169,776	138,792

	Principal Amount	Value
Entravision Communications Corp Tranche B 3.500% due 05/31/20 §	$90,500	$89,821
Extreme Reach Inc (1st Lien) 6.750% due 02/07/20 §	93,167	93,428
Fender Musical Instruments Corp 5.750% due 04/03/19 §	34,125	34,118
General Nutrition Centers Inc Tranche B 3.250% due 03/02/18 §	618,559	615,080
Getty Images Inc 4.750% due 10/18/19 §	961,042	812,801
Go Daddy Operating Co LLC 4.750% due 05/13/21 §	559,007	561,977
Hilton Worldwide 3.500% due 10/25/20 §	1,097,694	1,100,341
J. Crew Group Inc 4.000% due 03/05/21 §	397,000	369,409
Jo-Ann Stores Inc Term B 4.000% due 03/16/18 §	538,971	536,950
La Quinta Intermediate Holdings LLC 4.000% due 04/14/21 §	130,415	131,006
Landry’s Inc 4.000% due 04/30/18 §	7,964	7,989
Laureate Education Inc 5.000% due 06/15/18 §	590,173	557,714
McGraw-Hill Global Education Holdings LLC Term B 5.750% due 03/22/19 §	83,867	84,719
MediArena Acquisition BV Term B (1st Lien) 6.750% due 08/13/21 §	74,625	74,345
MGM Resorts International Term B 3.500% due 12/20/19 §	293,250	292,731
Michaels Stores Inc Term B 3.750% due 01/28/20 §	319,313	319,598
4.000% due 01/28/20 §	124,375	124,697
MPG HOLDCO 4.250% due 10/20/21 §	1,358,526	1,367,133
New Red Finance Inc Term B (Canada) 4.500% due 09/30/21 §	1,808,886	1,829,068
Nord Anglia Education Finance LLC 4.500% due 03/31/21 §	498,744	499,367
OSI Restaurant Partners LLC 3.500% due 10/28/19 §	202,183	201,846
Party City Holdings Inc 4.000% due 07/27/19 §	889,082	888,765
Petco Animal Supplies Inc 4.000% due 11/24/17 §	478,750	479,448
Petsmart Inc 5.000% due 03/11/22 §	675,000	680,753
Pilot Travel Centers LLC Tranche B 4.250% due 10/01/21 §	273,625	276,361
Pinnacle Entertainment Inc Tranche B-2 3.750% due 08/13/20 §	82,330	82,441
ProQuest LLC 5.250% due 10/24/21 §	99,750	100,103
Scientific Games International Inc 6.000% due 10/18/20 §	469,063	470,821
Term B-2 6.000% due 10/01/21 §	124,688	125,138
Seaworld Parks & Entertainment Inc Term B-2 3.000% due 05/14/20 §	564,737	551,736
Serta Simons Holdings LLC Term B 4.250% due 10/01/19 §	972,211	975,398
Springer Science Business Media Two GmbH due 08/14/20 µ	50,000	50,000
SRAM LLC Term B 4.013% due 04/04/20 §	193,103	193,103
Steinway Musical Instruments Inc (1st Lien) 4.750% due 09/19/19 §	293,274	294,007
SurveyMonkey.com 5.500% due 02/07/19 §	498,728	502,767

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF FLOATING RATE LOAN FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	$1,187,500	$1,199,560
The Men’s Wearhouse Inc Tranche B 4.500% due 06/18/21 §	199,000	199,933
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	543,139	541,935
Town Sports International LLC 4.500% due 11/15/20 §	141,926	119,927
Toys ‘R’ US Property Co I LLC 6.000% due 08/21/19 §	493,750	472,148
Travelport Finance SARL (Luxembourg) 5.750% due 09/08/20 §	174,563	176,374
TWCC Holding Corp 3.500% due 02/13/17 §	697,812	671,353
(2nd Lien) 7.000% due 06/26/20 §	100,000	89,000
Univision Communications Inc (1st Lien) 4.000% due 03/01/20 §	563,299	563,035
Virgin Media Investment Holdings Ltd Facility B 3.500% due 06/07/20 §	619,737	619,780
Weight Watchers International Inc Tranche B-2 4.000% due 04/02/20 §	759,500	408,944
WNA Holdings Inc 4.500% due 06/07/20 §	465,812	464,065
Zuffa LLC 3.750% due 02/25/20 §	494,940	492,981

		31,798,903

Consumer Staples - 7.6%

AdvancePierre Foods Inc (1st Lien) 5.750% due 07/10/17 §	941,796	944,592
Albertson’s LLC Term B-2 5.375% due 03/21/19 §	1,224,002	1,232,991
Charger OpCo BV Term B-1 3.500% due 07/23/21 §	300,000	299,438
Clearwater Seafoods Ltd Partnership Term B 4.750% due 06/26/19 §	442,125	442,862
CSM Bakery Supplies LLC (1st Lien) 5.000% due 07/03/20 §	123,126	123,088
Del Monte Foods Inc (1st Lien) 4.250% due 02/18/21 §	846,484	806,981
Dole Food Co Inc Tranche B 4.500% due 11/01/18 §	542,555	542,895
Flavors Holdings Inc Tranche B (1st Lien) 6.750% due 04/03/20 §	97,500	94,575
High Liner Foods Inc 4.250% due 04/24/21 §	99,000	98,505
NBTY Inc Term B-2 3.500% due 10/01/17 §	325,000	321,242
New Albertson’s Inc Term B 4.750% due 06/30/21 §	1,144,250	1,148,541
Post Holdings Inc due 06/02/21 µ	75,000	75,297
Reynolds Group Holdings 4.500% due 12/01/18 §	566,389	569,271
Supervalu Inc 4.500% due 03/21/19 §	1,458,842	1,465,225
The Sun Products Corp Tranche B 5.500% due 03/23/20 §	266,932	258,174
US Foods Inc 4.500% due 03/31/19 §	1,255,175	1,256,856

		9,680,533

Energy - 5.8%

Alpha Natural Resources Inc Term B 3.500% due 05/22/20 §	73,500	51,542
Arch Coal Inc 6.250% due 05/16/18 §	389,198	302,115
Bronco Midstream Funding LLC 5.000% due 08/15/20 §	991,195	968,893

	Principal Amount	Value
Chesapeake Finance 2 Ltd Term B 4.250% due 09/30/20 §	$49,500	$49,335
CITGO Holding Inc 9.500% due 05/12/18 §	274,313	273,055
CITGO Petroleum Corp Term B 4.500% due 07/29/21 §	1,019,875	1,010,102
Drillships Ocean Ventures Inc 5.500% due 07/25/21 §	149,250	124,325
Energy Transfer Equity LP
3.250% due 12/02/19 §	225,000	222,375
4.000% due 12/02/19 §	50,000	49,906
Fieldwood Energy LLC 3.875% due 09/28/18 §	1,118,140	1,048,256
(2nd Lien) 8.375% due 09/30/20 §	200,000	147,188
MEG Energy Corp 3.750% due 03/31/20 §	1,055,851	1,013,428
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	182,689	182,004
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 §	100,000	52,750
Seadrill Operating LP 4.000% due 02/21/21 §	494,059	393,880
Sheridan Investment Partners I LLC Tranche B-2 4.250% due 10/01/19 §	443,112	414,310
Sheridan Investment Partners II LP
4.250% due 12/11/20 §	413,078	364,541
4.250% due 12/16/20 §	21,430	18,912
Term A2 3.500% due 12/11/20 §	57,462	50,710
Sheridan Production Partners I-A LP Tranche B-2 4.250% due 10/01/19 §	58,716	54,899
Sheridan Production Partners I-M LP Tranche B-2 4.250% due 10/01/19 §	35,864	33,533
Tallgrass Operations LLC 4.250% due 11/13/18 §	28,498	28,427
Targa Resources Partners LP 5.750% due 02/27/22 §	56,279	56,560
Tervita Corp 6.250% due 05/15/18 §	455,844	419,702

		7,330,748

Financials - 7.6%

Altisource Solutions SARL Term B (Luxembourg) 4.500% due 12/09/20 §	320,948	235,897
American Beacon Advisors Inc (1st Lien) due 03/17/22 µ	50,000	50,375
Amwins Group (1st Lien) 5.250% due 09/06/19 §	122,375	123,369
Armor Holding II LLC (1st Lien) 5.750% due 06/26/20 §	498,711	498,711
Citco Funding LLC 4.250% due 06/29/18 §	530,134	530,300
CNO Financial Group Inc Tranche B-2 3.750% due 09/28/18 §	114,650	115,005
Corporate Capital Trust Inc Term B 4.000% due 05/20/19 §	223,247	223,381
First Data Corp
Term C1 3.674% due 03/24/18 §	623,620	624,075
(2nd Lien) 3.674% due 09/24/18 §	200,000	200,175
Grosvenor Capital Management Holdings LLLP 3.750% due 01/04/21 §	1,100,000	1,091,750
Guggenheim Partners Investment Management Holdings LLC 4.250% due 07/22/20 §	1,267,378	1,273,715
Harbourvest Partners LP 3.250% due 02/04/21 §	312,730	309,994
Home Loan Servicing Solutions Ltd 4.500% due 06/26/20 §	646,106	633,572

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF FLOATING RATE LOAN FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
ION Trading Technologies SARL (1st Lien) 4.250% due 06/10/21 §	$154,412	$154,219
LPL Holdings Inc Tranche B 3.250% due 03/29/19 §	389,060	389,462
MCS AMS Sub-Holdings LLC 7.000% due 10/15/19 § +	69,375	66,773
Ocwen Loan Servicing LLC 5.000% due 02/15/18 §	1,141,930	1,114,572
PGX Holdings Inc (1st Lien) 6.250% due 09/29/20 §	74,063	74,572
RCS Capital Corp (1st Lien) 6.500% due 04/29/19 §	238,485	237,889
Shield Finance Co SARL Term B 5.000% due 01/29/21 §	99,000	99,516
TransUnion LLC 4.000% due 04/09/21 §	1,240,982	1,242,534
Walker & Dunlop Inc 5.250% due 12/20/20 §	74,063	74,248
Walter Investment Management Corp Tranche B 4.750% due 12/18/20 §	279,126	257,057

		9,621,161

Health Care - 12.3%

Acadia Healthcare Co Inc Tranche B 4.250% due 02/11/22 §	24,938	25,218
Alere Inc Term B 4.250% due 06/30/17 §	608,282	610,563
AMAG Pharmaceuticals Inc 7.250% due 11/12/20 §	73,125	74,039
Amneal Pharmaceuticals LLC Term B 5.001% due 11/01/19 §	504,964	507,910
Ardent Medical Services Inc (1st Lien) 6.750% due 03/21/18 §	637,113	640,398
Auris Luxembourg III Term B 5.500% due 01/17/22 §	100,000	101,125
Aveta Inc 9.750% due 12/30/17 §	48,356	42,916
BioScrip Inc 6.500% due 07/31/20 §	187,500	186,328
Term B 6.500% due 07/31/20 §	312,500	310,547
Carecore National LLC 5.500% due 03/05/21 §	473,616	476,576
CHS/Community Health Systems Inc Term D 4.250% due 01/27/21 §	972,881	978,759
CPI Buyer LLC (1st Lien) 5.500% due 08/16/21 §	298,874	299,622
Iasis Healthcare LLC Term B-2 4.500% due 05/03/18 §	994,911	998,269
Ikaria (1st Lien) 5.000% due 02/12/21 §	86,890	87,108
Impax Laboratories Inc 5.500% due 03/09/21 §	125,000	126,055
IMS Health Inc Term B 3.500% due 03/17/21 §	549,798	549,196
Indivior Finance SARL 7.000% due 12/19/19 §	148,125	140,719
InVentiv Health Inc Term B-4 7.750% due 05/15/18 §	963,957	968,776
JLL/Delta Dutch Newco BV 4.250% due 03/11/21 §	496,250	494,699
Kindred Healthcare Inc 4.250% due 04/09/21 §	1,195,382	1,202,604
Millennium Laboratories LLC Tranche B 5.250% due 04/16/21 §	769,188	776,239
MMM Holdings Inc 9.750% due 12/12/17 §	66,515	59,032
National Mentor Holdings Inc Tranche B 4.250% due 01/31/21 §	49,500	49,608
Onex Carestream Finance LP (1st Lien) 5.000% due 06/07/19 §	950,488	955,141

	Principal Amount	Value
Par Pharmaceutical Cos Inc Term B-2 4.000% due 09/30/19 §	$919,651	$919,651
PRA Holdings Inc Tranche B-1 4.500% due 09/23/20 §	463,135	464,062
Quintiles Transnational Corp Term B-3 3.750% due 06/08/18 §	882,373	884,849
RegionalCare Hospital Partners Inc (1st Lien) 6.000% due 12/30/99 §	299,246	300,742
Steward Health Care System LLC 6.750% due 04/10/20 §	493,719	492,941
Truven Health Analytics Inc Term B 4.500% due 05/31/19 §	195,018	195,076
Valeant Pharmaceuticals International Inc Series C-2 Tranche B 3.500% due 12/11/19 §	255,838	256,016
Series F1 due 03/13/22 µ	297,289	299,008
Series F2 due 03/10/22 µ	227,711	229,027
Series D-2 Tranche B 3.500% due 02/13/19 §	425,331	425,626
Series E-1 Tranche B 3.500% due 08/05/20 §	497,623	498,090

		15,626,535

Industrials - 11.2%

Accudyne Industries LLC 4.000% due 12/13/19 §	686,530	653,062
ADS Waste Holdings Inc Tranche B-2 3.750% due 10/09/19 §	711,277	704,942
Allflex Holdings III Inc (1st Lien) 4.250% due 07/17/20 §	73,875	73,967
American Builders & Contractors Supply Co Inc Term B 3.500% due 04/16/20 §	1,116,821	1,114,379
Ameriforge Group Inc (1st Lien) 5.000% due 12/19/19 §	371,072	329,018
Ceridian HCM Holding Inc 4.500% due 09/15/20 §	73,995	73,325
CPG International Inc 4.750% due 09/30/20 §	297,733	293,763
Custom Sensors & Technologies 4.500% due 09/30/21 §	498,747	500,617
Doosan Infracore International Inc Tranche B 4.500% due 05/28/21 §	1,131,905	1,146,054
Dynacast International LLC (1st Lien) 5.250% due 01/28/22 §	75,000	75,515
EnergySolutions LLC 6.750% due 05/29/20 §	117,232	117,965
EWT Holdings III Corp (1st Lien) 4.750% due 01/15/21 §	997,475	996,851
Floatel Delaware LLC 6.000% due 06/27/20 §	148,500	109,890
Garda World Security Corp Term B 4.000% due 10/18/20 §	794,285	791,969
4.000% due 11/06/20 §	203,189	202,597
Gardner Denver Inc 4.250% due 07/30/20 §	1,093,210	1,039,712
Gates Global LLC 4.250% due 07/05/21 §	897,246	894,933
Generac Power Systems Inc Term B 3.250% due 05/31/20 §	175,667	175,484
Granite Acquisition Inc
Term B (1st Lien) 5.000% due 12/17/21 §	358,297	362,776
Term C (1st Lien) 5.000% due 12/17/21 §	15,805	16,002
IG Investments Holdings LLC Term B 6.000% due 10/31/21 §	221,865	222,420

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF FLOATING RATE LOAN FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
John Maneely Co 4.750% due 04/01/17 §	$967,304	$965,289
Merrill Communications LLC 5.750% due 03/08/18 §	21,610	21,826
Milacron LLC 4.000% due 03/28/20 §	539,055	534,338
NN Inc 6.000% due 08/27/21 §	94,658	95,073
Term B due 08/12/21 µ	210,000	210,919
Pelican Products Inc (1st Lien) 5.250% due 04/10/20 §	185,736	185,330
Rexnord LLC Term B 4.000% due 08/21/20 §	1,063,850	1,065,559
SIG Combibloc Group 5.250% due 03/11/22 §	175,000	176,941
Stena International SA 4.000% due 03/03/21 §	222,750	201,589
Tank Holding Corp Term 1 5.250% due 07/09/19 §	118,141	118,633
Tecomet Inc (1st Lien) 5.750% due 12/03/21 §	149,625	146,633
The Hertz Corp Tranche B-1 4.000% due 03/11/18 §	219,938	220,144
Transdigm Inc Term C 3.750% due 02/28/20 §	171,922	171,909
Tranche D 3.750% due 06/04/21 §	248,125	248,073
VAT Lux III SAR 6.750% due 02/11/21 §	49,500	49,399

		14,306,896

Information Technology - 10.8%

Applied Systems Inc (1st Lien) 4.286% due 01/25/21 §	123,438	123,638
Avago Technologies Cayman Ltd 3.750% due 05/06/21 §	733,989	736,421
AVAST Software 4.750% due 03/20/20 §	809,659	814,551
Blue Coat Systems Inc 4.000% due 05/31/19 §	443,224	443,686
CDW Corp 3.250% due 04/29/20 §	1,741,186	1,727,039
CompuCom Systems Inc 4.250% due 05/09/20 §	310,061	290,294
Dell Inc Term B 4.500% due 04/29/20 §	1,709,422	1,722,005
EIG Investors Corp (1st Lien) 5.000% due 11/09/19 §	991,881	997,460
Evergreen (1st Lien) 5.750% due 04/28/21 §	697,497	690,348
Excelitas Technologies Corp Term B 6.000% due 11/02/20 §	487,277	490,017
Expert Global Solutions Inc Term B (1st Lien) 8.500% due 04/03/18 §	90,743	90,828
Infor (US) Inc Tranche B-5 3.750% due 06/03/20 §	685,561	680,480
Lattice Semiconductor Corp 5.250% due 03/10/21 §	75,000	74,953
MA Financeco LLC Tranche B 5.250% due 11/19/21 §	132,353	132,711
Tranche C 4.500% due 11/20/19 §	150,000	149,406
Moneygram International Inc 4.250% due 03/27/20 §	493,703	467,166
Opal Acquisition Inc (1st Lien) 5.000% due 11/20/20 §	222,188	222,664
RP Crown Parent LLC (1st Lien) 6.000% due 12/21/18 §	635,501	627,001

	Principal Amount	Value
SCS Holdings I Inc 7.000% due 12/07/18 §	$386,458	$389,840
Smart Technologies ULC Term B 10.500% due 01/31/18 §	22,188	22,077
SunEdison Semiconductor BV 6.500% due 05/27/19 §	124,063	123,132
SunGard Data Systems Inc Tranche E 4.000% due 03/08/20 §	1,760,184	1,766,335
Wall Street Systems Delaware Inc 4.500% due 04/30/21 §	470,238	468,083
Websense Inc (1st Lien) 4.500% due 06/25/20 §	498,733	498,733

		13,748,868

Materials - 8.2%

ANGUS Chemical 5.250% due 02/02/22 §	50,000	50,438
Axalta Coating Systems Dutch Holding BV Term B 3.750% due 02/01/20 §	328,658	327,164
AZ Chem US Inc (1st Lien) 4.500% due 06/11/21 §	668,045	670,237
Berry Plastics Corp Term D 3.500% due 02/08/20 §	738,703	737,826
Term E 3.750% due 01/06/21 §	90,611	90,775
Crown Americas LLC Term B 4.000% due 10/22/21 §	224,438	226,875
Fairmount Minerals Ltd Tranche B-2 4.500% due 09/05/19 §	744,984	658,380
FMG Resources Property Ltd (Australia) 3.750% due 06/30/19 §	1,752,443	1,589,090
Gemini HDPE LLC 4.750% due 08/06/21 §	348,501	348,936
Headwaters Inc Term B 4.500% due 03/24/22 §	25,000	25,141
Hilex Novolex (1st Lien) 6.000% due 12/05/21 §	500,000	504,371
Huntsman International LLC 3.750% due 10/01/21 §	249,375	251,089
Ineos US Finance LLC due 03/10/22 µ	100,000	100,188
3.750% due 05/04/18 §	1,244,799	1,239,797
MacDermid Inc Tranche B (1st Lien) 4.500% due 06/07/20 §	172,870	173,812
Tranche B-2 4.750% due 06/07/20 §	74,813	75,411
Murray Energy Corp 5.250% due 12/05/19 §	272,998	269,517
Neenah Foundry Co 6.750% due 04/26/17 §	62,805	62,282
Noranda Aluminum Term B 5.750% due 02/28/19 §	121,250	113,369
Oxea SARL Tranche B-2 (1st Lien) 4.250% due 01/15/20 §	74,063	72,072
PQ Corp 4.000% due 08/07/17 §	944,584	942,330
Sonneborn Dutch Holdings BV (Netherlands)
5.500% due 12/10/20 §	11,063	11,132
5.500% due 12/10/20 §	63,750	64,148
Tricorbraun Inc 4.010% due 05/03/18 §	465,995	465,801
Tronox Inc Term B 4.000% due 03/19/20 §	704,073	705,086
Univar Inc Term B 5.000% due 06/30/17 §	469,297	469,407
Walter Energy Inc Term B 7.250% due 04/02/18 §	307,503	187,906

		10,432,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF FLOATING RATE LOAN FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Telecommunication Services - 4.8%

Intelsat Jackson Holdings SA Tranche B-2 3.750% due 06/30/19 §	$1,675,000	$1,670,603
IPC Corp (1st Lien) 6.500% due 08/06/21 §	200,000	201,625
Syniverse Holdings Inc 4.000% due 04/23/19 §	239,957	227,559
Tranche B 4.000% due 04/23/19 §	721,190	683,928
Telesat Canada Term B-2 3.500% due 03/28/19 §	1,008,103	1,007,465
TNS Inc (1st Lien) 5.000% due 02/14/20 §	42,152	42,204
UPC Financing Partnership Facility AH 3.250% due 06/30/21 §	1,000,000	995,000
Ziggo BV
Facility B1 3.417% due 01/15/22 §	489,968	487,365
Facility B2 3.500% due 01/15/22 §	315,745	314,067
Facility B3 3.500% due 01/15/22 §	519,287	516,529

		6,146,345

Utilities - 2.4%

Calpine Corp Term B-1 4.000% due 04/01/18 §	610,073	612,572
Dynegy Inc Tranche B-2 4.000% due 04/23/20 §	1,613,328	1,618,081
La Frontera Generation LLC 4.500% due 09/30/20 §	498,537	499,992
TPF II LC LLC 5.500% due 10/02/21 §	199,500	202,326
Viva Alamo LLC 5.250% due 02/22/21 §	74,624	73,877

		3,006,848

Total Senior Loan Notes (Cost $122,698,060)		121,699,417

	Shares	Value
SHORT-TERM INVESTMENT - 4.5%

Money Market Fund - 4.5%

BlackRock Liquidity Funds T-Fund Portfolio	5,680,411	$5,680,411

Total Short-Term Investment (Cost $5,680,411)		5,680,411

TOTAL INVESTMENTS - 100.3% (Cost $128,380,128)		127,516,938

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(392,688)

NET ASSETS - 100.0%		$127,124,250

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	25.1%
Health Care	12.3%
Industrials	11.2%
Information Technology	10.8%
Materials	8.2%
Consumer Staples	7.6%
Financials	7.6%
Energy	5.8%
Telecommunication Services	4.8%
Short-Term Investment	4.5%
Others (each less than 3.0%)	2.4%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	An investment with a value of $199,548 or 0.2% of the fund’s net assets was in default as of March 31, 2015.

(c)	An investment with a value of $66,773 or less than 0.1% of the fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$137,110	$—	$137,110	$—
	Senior Loan Notes	121,699,417	—	121,396,747	302,670
	Short-Term Investment	5,680,411	5,680,411	—	—

	Total	$127,516,938	$5,680,411	$121,533,857	$302,670

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INFLATION MANAGED FUND **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 1.1%

Energy - 0.2%

California Resources Corp 5.500% due 09/15/21 ~	$100,000	$89,625
Petrobras Global Finance BV (Netherlands)
2.750% due 01/15/18	EUR 100,000	97,175
5.375% due 01/27/21	$100,000	91,200

		278,000

Financials - 0.4%

Intesa Sanpaolo SPA (Italy) 3.125% due 01/15/16	100,000	101,382
LBG Capital No.2 PLC (United Kingdom) 15.000% due 12/21/19 ~	GBP 190,000	398,197

		499,579

Health Care - 0.2%

Medtronic Inc 4.625% due 03/15/45 ~	$150,000	170,476

Industrials - 0.3%

Hellenic Railways Organization SA (Greece) 4.028% due 03/17/17	EUR 100,000	75,267
International Lease Finance Corp
6.750% due 09/01/16 ~	$100,000	106,500
7.125% due 09/01/18 ~	200,000	225,000

		406,767

Total Corporate Bonds & Notes (Cost $1,414,564)		1,354,822

MORTGAGE-BACKED SECURITIES - 2.2%

Collateralized Mortgage Obligations - Commercial - 0.3%

JP Morgan Chase Commercial Mortgage Securities Trust 5.336% due 05/15/47 "	107,857	113,689
Morgan Stanley Capital I Trust 6.104% due 06/11/49 " §	95,481	103,771
Silenus European Loan Conduit Ltd (Ireland) 0.198% due 05/15/19 " § ~	EUR 92,931	99,824

		317,284

Collateralized Mortgage Obligations - Residential - 1.9%

Banc of America Funding Trust 0.394% due 07/20/36 " §	$406,140	380,808
Banc of America Mortgage Trust 2.623% due 07/25/35 " §	85,865	81,827
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/35 " §	14,089	14,250
2.515% due 03/25/35 " §	11,763	11,815
2.680% due 03/25/35 " §	46,453	47,027
Citigroup Mortgage Loan Trust Inc
2.230% due 09/25/35 " §	21,618	21,805
2.280% due 09/25/35 " §	18,914	18,996
Countrywide Home Loan Mortgage Pass-Through Trust 2.241% due 01/19/34 " §	36,934	35,184
Fannie Mae
0.524% due 07/25/37 " §	139,387	139,801
0.554% due 07/25/37 " §	136,185	137,121
0.614% due 05/25/36 " §	132,001	132,425
0.619% due 02/25/37 " §	32,414	32,552
0.854% due 02/25/41 " §	250,319	253,694
First Horizon Mortgage Pass-Through Trust 4.717% due 06/25/35 " §	59,182	57,937

	Principal Amount	Value
GSR Mortgage Loan Trust 2.671% due 09/25/35 " §	$40,051	$40,276
JP Morgan Mortgage Trust 3.882% due 06/25/35 " §	84,896	83,900
Merrill Lynch Mortgage Investors Trust 2.226% due 12/25/34 " §	114,120	115,844
New York Mortgage Trust 2.878% due 05/25/36 " § Ω	407,453	371,435
Reperforming Loan REMIC Trust 0.514% due 06/25/35 " § ~	15,375	13,594
Residential Accredit Loans Inc Trust 0.354% due 06/25/46 " §	121,236	54,814
Structured Adjustable Rate Mortgage Loan Trust 0.424% due 02/25/35 " §	32,384	28,108
Structured Asset Mortgage Investments II Trust 0.384% due 05/25/46 " §	106,789	80,238
Wells Fargo Mortgage Backed Securities Trust 2.610% due 10/25/35 " §	266,979	268,482

		2,421,933

Total Mortgage-Backed Securities (Cost $2,591,781)		2,739,217

ASSET-BACKED SECURITIES - 2.3%

Bear Stearns Asset-Backed Securities Trust 2.274% due 03/25/35 " §	300,000	279,932
Elm CLO Ltd (Cayman) 1.676% due 01/17/23 " § ~	600,000	599,207
Freddie Mac Structured Pass-Through Securities 0.454% due 09/25/31 " §	1,668	1,565
Hillmark Funding Ltd CLO (Cayman) 0.512% due 05/21/21 " § ~	743,335	735,530
Park Place Securities Inc Asset-Backed Pass-Through Certificates 1.194% due 12/25/34 " §	60,366	60,607
SLM Student Loan Trust 0.287% due 12/15/23 " §	EUR 1,124,846	1,191,232
Wood Street II BV CLO (Netherlands) 0.339% due 03/29/21 " § ~	50,535	53,822

Total Asset-Backed Securities (Cost $3,214,463)		2,921,895

U.S. TREASURY OBLIGATIONS - 107.8%

U.S. Treasury Bonds - 0.4%

2.500% due 02/15/45	$500,000	495,781

U.S. Treasury Inflation Protected Securities - 107.4%

0.125% due 04/15/16 ^	2,181,437	2,204,445
0.125% due 04/15/17 ^	5,258,752	5,355,713
0.125% due 04/15/18 ^ ‡	11,132,982	11,363,468
0.125% due 04/15/19 ^	9,697,289	9,892,710
0.125% due 01/15/22 ^	5,039,722	5,089,333
0.125% due 07/15/22 ^	18,328,720	18,552,152
0.125% due 01/15/23 ^ ‡	1,680,999	1,690,455
0.125% due 07/15/24 ^	2,008,176	2,011,941
0.250% due 01/15/25 ^	5,970,083	6,025,121
0.375% due 07/15/23 ^	3,023,244	3,104,730
0.625% due 07/15/21 ^	15,287,712	16,044,803
0.625% due 01/15/24 ^	1,402,478	1,463,508
0.625% due 02/15/43 ^	2,917,843	2,870,428
0.750% due 02/15/42 ^	2,317,145	2,351,903
0.750% due 02/15/45 ^	1,598,118	1,631,453
1.125% due 01/15/21 ^	4,316,861	4,639,616
1.250% due 07/15/20 ^	1,382,609	1,500,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INFLATION MANAGED FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
1.375% due 07/15/18 ^	$1,734,320	$1,856,671
1.375% due 02/15/44 ^	3,881,339	4,578,159
1.625% due 01/15/18 ^	3,202,174	3,412,566
1.750% due 01/15/28 ^	6,696,344	7,854,218
1.875% due 07/15/15 ^ ‡	841,190	854,728
2.000% due 01/15/16 ^	4,121,880	4,229,115
2.000% due 01/15/26 ^	2,284,699	2,712,009
2.125% due 02/15/40 ^	356,875	477,822
2.125% due 02/15/41 ^	106,736	144,310
2.375% due 01/15/17 ^	2,283,368	2,420,192
2.375% due 01/15/25 ^	1,847,660	2,243,463
2.375% due 01/15/27 ^	2,932,447	3,624,323
2.500% due 07/15/16 ^	1,273,162	1,337,914
2.500% due 01/15/29 ^	674,994	864,362
3.625% due 04/15/28 ^	1,141,692	1,614,156
3.875% due 04/15/29 ^	1,009,514	1,485,799

		135,502,148

Total U.S. Treasury Obligations (Cost $134,492,551)		135,997,929

FOREIGN GOVERNMENT BONDS & NOTES - 9.9%

Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 100,000	123,473
Bundesrepublik Deutschland Bundesobligation Inflation Linked (Germany) 0.750% due 04/15/18 ^	2,297,042	2,607,630
France Government OAT (France)
0.100% due 07/25/21 ^	49,930	57,676
0.250% due 07/25/18 ^	204,344	231,119
0.700% due 07/25/30 ^ ~	49,259	65,556
Italy Buoni Poliennali Del Tesoro (Italy)
2.250% due 04/22/17 ^ ~	297,432	334,156
2.350% due 09/15/24 ^ ~	1,036,686	1,362,934
2.550% due 10/22/16 ^ ~	495,720	555,040
3.100% due 09/15/26 ^ ~	52,095	75,270
5.000% due 09/01/40 ~	100,000	170,561
Mexican Udibonos (Mexico)
4.000% due 11/08/46 ^	MXN 6,550,714	478,665
4.500% due 12/04/25 ^	12,878,920	966,256
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 1,600,000	1,266,873
Province of Ontario Canada (Canada) 3.450% due 06/02/45	CAD 200,000	175,903
Slovenia Government (Slovenia) 4.700% due 11/01/16 ~	EUR 100,000	115,431
Spain Government (Spain)
1.000% due 11/30/30 ^ ~	98,108	116,989
3.800% due 04/30/24 ~	300,000	396,287
5.400% due 01/31/23 ~	550,000	787,193
United Kingdom Gilt Inflation-Linked (United Kingdom) 0.125% due 03/22/24 ^ ~	GBP 1,580,745	2,603,622

Total Foreign Government Bonds & Notes (Cost $13,909,710)		12,490,634

PURCHASED OPTIONS - 0.1%
(See Note (j) in Notes to Schedule of Investments) (Cost $144,480)	104,504

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.7%

Foreign Government Issue - 0.2%

Hellenic Republic Treasury Bill (Greece)
2.021% due 04/14/15 +	EUR 200,000	$214,077

U. S. Government Agency Issues - 0.2%

Federal Home Loan Bank
0.060% due 05/20/15	$200,000	199,991
0.045% due 04/24/15	100,000	99,998

		299,989

	Shares
Money Market Fund - 0.3%

BlackRock Liquidity Funds T-Fund Portfolio	398,103	398,103

Total Short-Term Investments (Cost $952,535)		912,169

TOTAL INVESTMENTS - 124.1% (Cost $156,720,084)		156,521,170

OTHER ASSETS & LIABILITIES, NET - (24.1%)		(30,366,996)

NET ASSETS - 100.0%		$126,154,174

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	107.8%
Foreign Government Bonds & Notes	9.9%
Others (each less than 3.0%)	6.4%

	124.1%
Other Assets & Liabilities, Net	(24.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	An investment with a value of $371,435 or 0.3% of the fund’s net assets was in default as of March 31, 2015.

(d)	An investment with a value of $214,077 or 0.2% of the fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(e)	As of March 31, 2015, investments with a total aggregate value of $3,394,825 were fully or partially segregated with the brokers(s)/custodian as collateral for a reverse repurchase agreement, open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(f)	The average amount of borrowings by the fund on reverse repurchase agreements while outstanding during the year ended March 31, 2015 was $4,431,944 at a weighted average interest rate of 0.151%. The average amount of borrowings by the fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2015 was $35,184,788 at a weighted average interest rate of (0.098%).

(g)	A reverse repurchase agreement outstanding as of March 31, 2015 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNS	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/18	0.210%	02/25/15	04/13/15	($2,984,176)	$2,983,375	($2,983,375)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INFLATION MANAGED FUND **

Schedule of Investments (Continued)

March 31, 2015

(h)	Open futures contracts outstanding as of March 31, 2015 were as follows:

		Unrealized
	Number of	Appreciation
Long Futures Outstanding	Contracts	(Depreciation)
Eurodollar (12/17)	250	$46,063
U.S. Treasury 5-Year Notes (06/15)	26	38,562
U.S. Treasury 10-Year Notes (06/15)	26	28,712

		113,337

Short Futures Outstanding
Euro-Bund (06/15)	2	(2,474)
Eurodollar (06/15)	21	(1,357)
Eurodollar (09/15)	11	(1,300)
Eurodollar (12/15)	18	(4,189)
Eurodollar (03/16)	160	(86,888)
Eurodollar (06/16)	10	(9,648)
Eurodollar (09/16)	41	(34,907)
Eurodollar (12/16)	37	(30,628)
Eurodollar (12/18)	250	(13,312)
U.S. Treasury 10-Year Notes (06/15)	22	(48,245)

		(232,948)

Total Futures Contracts		($119,611)

(i)	Forward foreign currency contracts outstanding as of March 31, 2015 were as follows:

						Unrealized
Currency Purchased		Currency Sold		Expiration	Counterparty	Appreciation (Depreciation)
BRL	1,026,460	USD	340,000	04/15	JPM	($18,553)
CAD	324,000	USD	255,880	04/15	CIT	(72)
CAD	1,580,000	USD	1,268,401	05/15	BOA	(21,621)
EUR	75,000	USD	81,526	04/15	BRC	(880)
EUR	56,000	USD	59,415	04/15	BRC	801
EUR	9,628,826	USD	10,525,650	04/15	CIT	(172,007)
EUR	66,000	USD	70,931	04/15	DUB	37
EUR	200,000	USD	226,711	04/15	GSC	(11,655)
EUR	88,000	USD	93,364	04/15	JPM	1,260
GBP	44,000	USD	67,486	04/15	GSC	(2,217)
GBP	2,126,000	USD	3,156,306	04/15	RBC	(2,655)
INR	157,578,680	USD	2,473,763	04/15	JPM	37,095
INR	157,578,680	USD	2,477,847	06/15	BRC	(6,635)
JPY	159,913,910	USD	1,340,042	04/15	CIT	(6,661)
JPY	150,350,000	USD	1,281,155	05/15	BOA	(26,778)
MXN	2,450,000	USD	157,520	05/15	JPM	2,713
MXN	7,227,346	USD	492,477	05/15	UBS	(19,800)
MXN	2,625,000	USD	174,529	05/15	WBC	(2,851)
MYR	2,630,467	USD	733,088	04/15	UBS	(23,715)
NZD	1,580,141	USD	1,208,608	04/15	CIT	(27,535)
USD	363,524	BRL	1,043,615	04/15	JPM	36,705
USD	340,000	BRL	1,133,560	04/16	JPM	20,719
USD	494,265	CAD	618,000	04/15	CIT	6,337
USD	197,128	EUR	185,000	04/15	GSC	(1,798)
USD	11,162,590	EUR	9,814,826	04/15	GSC	608,946
USD	128,055	EUR	114,000	04/15	JPM	5,474
USD	10,530,242	EUR	9,628,826	05/15	CIT	171,729
USD	95,481	EUR	88,000	05/15	GSC	812
USD	3,232,492	GBP	2,084,000	04/15	DUB	141,143
USD	126,985	GBP	86,000	04/15	GSC	(585)
USD	3,155,666	GBP	2,126,000	05/15	RBC	2,753
USD	2,512,816	INR	157,578,680	04/15	BRC	1,959
USD	1,251,010	INR	79,101,370	06/15	GSC	10,511
USD	1,338,246	JPY	159,913,910	04/15	DUB	4,866
USD	1,340,619	JPY	159,913,910	05/15	CIT	6,523
USD	1,560,690	MXN	22,967,187	04/15	JPM	57,245
USD	67,525	MXN	1,050,000	05/15	BRC	(1,147)
USD	244,087	MXN	3,647,000	05/15	BRC	5,568
USD	35,077	MXN	538,000	05/15	CIT	(108)
USD	121,055	MXN	1,811,819	05/15	CIT	2,559
USD	20,000	MXN	300,470	05/15	DUB	349

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INFLATION MANAGED FUND **

Schedule of Investments (Continued)

March 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	84,000	MXN	1,255,010	05/15	GSC	$1,921
USD	97,269	MXN	1,476,000	05/15	JPM	737
USD	126,525	MXN	1,900,000	05/15	RBC	2,262
USD	717,908	MYR	2,625,032	04/15	BRC	10,001
USD	1,172,100	NZD	1,580,141	04/15	GSC	(8,973)
USD	1,204,664	NZD	1,580,141	05/15	CIT	27,684

Total Forward Foreign Currency Contracts						$812,463

(j)	Purchased options outstanding as of March 31, 2015 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 1-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	0.800%	01/19/16	MSC	$2,800,000	$4,480	$3,333

Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.683%	12/11/17	MSC	1,000,000	140,000	101,171

Total Purchased Options							$144,480	$104,504

(k)	Transactions in written options for the year ended March 31, 2015 were as follows:

	Number of Contracts	Notional Amount in EUR	Notional Amount in $	Premium
Outstanding, March 31, 2014	24	4,200,000	33,535,000	$235,686
Call Options Written	120	600,000	27,030,634	206,337
Put Options Written	25	15,992,000	23,790,368	325,289
Call Options Closed	(119)	(3,800,000)	(6,910,481)	(134,156)
Put Options Closed	—	—	(24,650,242)	(84,141)
Call Options Expired	(25)	(4,200,000)	(9,420,171)	(94,503)
Put Options Expired	(25)	(10,800,000)	(27,625,108)	(220,707)

Outstanding, March 31, 2015	—	1,992,000	15,750,000	$233,805

(l)	Premiums received and value of written options outstanding as of March 31, 2015 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG 23 5Y	1.000%	04/15/15	BRC	$600,000	$902	($1)

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - BRL versus USD	BRL 2.68	07/01/15	DUB	$250,000	$5,958	($45,656)

Put - EUR versus USD	$1.06	04/08/15	CIT	EUR 630,000	3,215	(2,961)
Put - EUR versus USD	1.03	04/16/15	DUB	162,000	1,019	(275)

					4,234	(3,236)

					$10,192	($48,892)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/24/20	JPM	$700,000	$7,910	($9,647)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	2,000,000	17,720	(1,179)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	300,000	3,870	(183)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/22/24	JPM	1,900,000	13,822	(5,241)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	05/16/24	JPM	200,000	1,390	(569)

						$44,712	($16,819)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INFLATION MANAGED FUND **

Schedule of Investments (Continued)

March 31, 2015

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 30-Year Interest Rate Swap	Receive	3-Month EUR-LIBOR	0.750%	09/11/15	GSC	EUR 600,000	$16,127	($28,357)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.520%	01/19/16	MSC	$2,800,000	1,680	(1,058)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.660%	01/19/16	MSC	2,800,000	2,800	(1,988)

							20,607	(31,403)

Put - 30-Year Interest Rate Swap	Pay	3-Month EUR-LIBOR	1.300%	09/11/15	GSC	EUR 600,000	17,392	(8,284)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	12/11/17	MSC	$4,200,000	140,000	(104,389)

							157,392	(112,673)

							$177,999	($144,076)

Total Written Options							$233,805	($209,788)

(m)	Swap agreements outstanding as of March 31, 2015 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/15 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Greek Government	1.000%	06/20/15	MSC	43.611%	EUR 100,000	($9,483)	($4,702)	($4,781)
Gazprom OAO	1.000%	03/20/16	GSC	4.937%	$150,000	(5,574)	(8,916)	3,342
Gazprom OAO	1.000%	03/20/16	JPM	4.937%	150,000	(5,573)	(11,205)	5,632
Greek Government	1.000%	12/20/16	GSC	42.746%	50,000	(19,620)	(3,750)	(15,870)
Italian Government	1.000%	03/20/19	DUB	0.832%	950,000	6,483	(16,437)	22,920
Spain Government	1.000%	03/20/19	HSB	0.651%	200,000	2,774	(1,509)	4,283
Spain Government	1.000%	03/20/19	MSC	0.651%	100,000	1,387	(614)	2,001

						($29,606)	($47,133)	$17,527

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BRL - CDI Compounded	UBS	12.360%	01/02/18	BRL 400,000	($1,499)	($1,149)	($350)
GBP Retail Price	GSC	3.125%	12/10/24	GBP 50,000	2,522	66	2,456
GBP Retail Price	UBS	2.945%	01/12/25	150,000	1,944	—	1,944
GBP Retail Price	GSC	3.140%	01/14/30	950,000	9,614	—	9,614
GBP Retail Price	JPM	3.528%	09/23/44	50,000	7,644	75	7,569
GBP Retail Price	MSC	3.500%	10/15/44	250,000	33,382	(1,552)	34,934

					$53,607	($2,560)	$56,167

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INFLATION MANAGED FUND **

Schedule of Investments (Continued)

March 31, 2015

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Month EUR-CPTFEMU	JPM	0.700%	12/15/18	EUR 150,000	($284)	($151)	($133)
1-Month EUR-CPTFEMU	GSC	0.900%	11/15/19	50,000	(230)	65	(295)
1-Month EUR-CPTFEMU	BOA	0.750%	12/10/19	50,000	137	32	105

					(377)	(54)	(323)

	Exchange

28-day MXN TIIE	CME	4.035%	02/03/17	MXN 10,000,000	1,800	2,410	(610)
6-Month GBP-LIBOR	CME	1.500%	09/16/17	GBP 2,400,000	(34,107)	(23,859)	(10,248)
3-Month CAD-LIBOR	CME	1.250%	09/18/17	CAD 400,000	(2,085)	(2,027)	(58)
6-Month EUR-LIBOR	CME	2.000%	01/29/24	EUR 800,000	(116,329)	—	(116,329)
6-Month EUR-LIBOR	CME	1.000%	12/17/24	650,000	(32,552)	—	(32,552)
3-Month USD-LIBOR	CME	3.000%	12/17/24	$1,700,000	(165,618)	(157,323)	(8,295)
3-Month USD-LIBOR	CME	2.750%	06/17/25	6,900,000	(423,344)	(459,820)	36,476
6-Month EUR-LIBOR	CME	0.750%	09/16/25	EUR 1,950,000	(31,965)	(23,648)	(8,317)
6-Month GBP-LIBOR	CME	2.000%	09/16/25	GBP 950,000	(37,268)	(42,728)	5,460
6-Month GBP-LIBOR	CME	2.000%	09/16/45	560,000	(6,091)	(1,865)	(4,226)

					(847,559)	(708,860)	(138,699)

					($847,936)	($708,914)	($139,022)

					($794,329)	($711,474)	($82,855)

Volatility Swaps – Pay Volatility

Referenced Entity	Volatility Exercise Rate	Expiration Date	Counterparty	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
EUR versus CAD 1-Month Implied Volatility	10.600%	04/21/15	BOA	EUR 220	$15	$—	$15

Total Swap Agreements					($823,920)	($758,607)	($65,313)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INFLATION MANAGED FUND **

Schedule of Investments (Continued)

March 31, 2015

(n)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,354,822	$—	$1,354,822	$—
	Mortgage-Backed Securities	2,739,217	—	2,739,217	—
	Asset-Backed Securities	2,921,895	—	2,921,895	—
	U.S. Treasury Obligations	135,997,929	—	135,997,929	—
	Foreign Government Bonds & Notes	12,490,634	—	12,490,634	—
	Short-Term Investments	912,169	398,103	514,066	—
	Derivatives:
	Credit Contracts
	Swaps	10,644	—	10,644	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,168,709	—	1,168,709	—
	Swaps	15	—	15	—

	Total Foreign Currency Contracts	1,168,724	—	1,168,724	—

	Interest Rate Contracts
	Futures	113,337	113,337	—	—
	Purchased Options	104,504	—	104,504	—
	Swaps	57,043	—	57,043	—

	Total Interest Rate Contracts	274,884	113,337	161,547	—

	Total Assets - Derivatives	1,454,252	113,337	1,340,915	—

	Total Assets	157,870,918	511,440	157,359,478	—

Liabilities	Derivatives:
	Credit Contracts
	Written Options	(1)	—	(1)	—
	Swaps	(40,250)	—	(40,250)	—

	Total Credit Contracts	(40,251)	—	(40,251)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(356,246)	—	(356,246)	—
	Written Options	(48,892)	—	(48,892)	—

	Total Foreign Currency Contracts	(405,138)	—	(405,138)	—

	Interest Rate Contracts
	Futures	(232,948)	(232,948)	—	—
	Written Options	(160,895)	—	(160,895)	—
	Swaps	(851,372)	—	(851,372)	—

	Total Interest Rate Contracts	(1,245,215)	(232,948)	(1,012,267)	—

	Total Liabilities - Derivatives	(1,690,604)	(232,948)	(1,457,656)	—

	Total Liabilities	(1,690,604)	(232,948)	(1,457,656)	—

	Total	$156,180,314	$278,492	$155,901,822	$—

Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2015, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Reverse Repurchase Agreement	($2,983,375)	$—	($2,983,375)	$—
	Sale-buyback Financing Transactions	(28,166,940)	—	(28,166,940)	—

	Total	($31,150,315)	$—	($31,150,315)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 26.7%

Consumer Discretionary - 2.1%

21st Century Fox America Inc 6.200% due 12/15/34	$100,000	$128,138
Altice Financing SA (Luxembourg)
5.250% due 02/15/23 ~	EUR 300,000	342,331
6.625% due 02/15/23 ~	$400,000	414,000
Altice SA (Luxembourg) 6.250% due 02/15/25 ~	EUR 800,000	862,132
Amazon.com Inc 4.950% due 12/05/44	$430,000	471,048
CCO Holdings LLC 8.125% due 04/30/20	300,000	314,250
CCOH Safari LLC 5.750% due 12/01/24	170,000	175,525
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	200,000	291,414
Comcast Corp
5.150% due 03/01/20	900,000	1,036,216
5.650% due 06/15/35	320,000	398,633
6.550% due 07/01/39	270,000	370,336
6.950% due 08/15/37	200,000	285,041
DISH DBS Corp
5.875% due 07/15/22	10,000	10,188
5.875% due 11/15/24 ~	470,000	471,763
6.750% due 06/01/21	210,000	224,175
Family Tree Escrow LLC 5.250% due 03/01/20 ~	170,000	178,925
Ford Motor Co 4.750% due 01/15/43	920,000	1,010,031
General Motors Co 6.250% due 10/02/43	550,000	676,330
Hilton Worldwide Finance LLC 5.625% due 10/15/21	500,000	528,750
MGM Resorts International
6.625% due 07/15/15	471,000	476,299
6.625% due 12/15/21	450,000	482,906
Motors Liquidation Co-Escrow Receipts 8.375% due 07/05/33 Ω +	EUR 200,000	—
New Red Finance Inc (Canada) 6.000% due 04/01/22 ~	$180,000	187,425
Numericable-SFR SAS (France) 6.000% due 05/15/22 ~	200,000	203,250
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	300,000	298,500
Time Warner Cable Inc
4.125% due 02/15/21	100,000	107,689
5.875% due 11/15/40	200,000	240,081
6.550% due 05/01/37	190,000	239,396
8.250% due 04/01/19	500,000	612,104
Time Warner Entertainment Co LP 8.375% due 07/15/33	100,000	147,068
Time Warner Inc 7.700% due 05/01/32	800,000	1,138,378
Viacom Inc 4.250% due 09/01/23	120,000	126,998
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	300,000	316,125
Wynn Las Vegas LLC 5.500% due 03/01/25 ~	400,000	407,000

		13,172,445

Consumer Staples - 1.7%

Altria Group Inc
2.850% due 08/09/22	1,040,000	1,035,591
5.375% due 01/31/44	410,000	481,438
9.250% due 08/06/19	320,000	410,968

	Principal Amount	Value
9.950% due 11/10/38	$100,000	$174,096
10.200% due 02/06/39	20,000	35,481
Anheuser-Busch InBev Worldwide Inc
2.500% due 07/15/22	640,000	632,451
5.375% due 01/15/20	540,000	622,674
Constellation Brands Inc
4.250% due 05/01/23	90,000	92,813
6.000% due 05/01/22	80,000	91,600
CVS Health Corp 2.750% due 12/01/22	1,000,000	1,006,399
Diageo Investment Corp 2.875% due 05/11/22	430,000	438,896
HJ Heinz Co
4.250% due 10/15/20	150,000	154,088
4.875% due 02/15/25 ~	510,000	553,988
Kraft Foods Group Inc 3.500% due 06/06/22	450,000	466,335
Lorillard Tobacco Co
3.750% due 05/20/23	260,000	265,172
8.125% due 06/23/19	120,000	146,896
Mondelez International Inc 4.000% due 02/01/24	470,000	511,425
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	930,000	1,009,455
5.500% due 01/15/42 ~	150,000	182,190
Philip Morris International Inc
2.500% due 08/22/22	310,000	308,252
4.500% due 03/20/42	540,000	587,791
Reynolds American Inc
3.250% due 11/01/22	160,000	159,474
6.150% due 09/15/43	30,000	37,209
6.750% due 06/15/17	200,000	222,019
Reynolds Group Issuer Inc 5.750% due 10/15/20	500,000	518,125
Tyson Foods Inc 5.150% due 08/15/44	60,000	70,119
Wal-Mart Stores Inc 5.250% due 09/01/35	100,000	123,985
Wm Wrigley Jr Co 3.375% due 10/21/20 ~	400,000	419,685

		10,758,615

Energy - 3.0%

Anadarko Petroleum Corp
4.500% due 07/15/44	200,000	205,464
8.700% due 03/15/19	420,000	513,881
BP Capital Markets PLC (United Kingdom) 3.506% due 03/17/25	480,000	490,604
California Resources Corp 6.000% due 11/15/24 ~	340,000	299,625
Chesapeake Energy Corp 6.125% due 02/15/21	300,000	305,250
CNPC General Capital Ltd (United Kingdom) 1.157% due 05/14/17 § ~	1,800,000	1,803,451
Colorado Interstate Gas Co LLC 6.800% due 11/15/15	200,000	206,903
Concho Resources Inc 5.500% due 04/01/23	300,000	303,750
ConocoPhillips 6.500% due 02/01/39	100,000	135,376
Continental Resources Inc 5.000% due 09/15/22	20,000	19,750
Crestwood Midstream Partners LP 6.125% due 03/01/22	160,000	162,000
Devon Energy Corp
3.250% due 05/15/22	220,000	222,580
7.950% due 04/15/32	270,000	373,503
Ecopetrol SA (Colombia) 5.875% due 05/28/45	300,000	282,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Enterprise Products Operating LLC 6.500% due 01/31/19	$200,000	$231,377
Freeport-McMoran Oil & Gas LLC 6.875% due 02/15/23	400,000	425,500
Key Energy Services Inc 6.750% due 03/01/21	450,000	292,500
Kinder Morgan Energy Partners LP 6.850% due 02/15/20	210,000	245,366
Kinder Morgan Inc 5.000% due 02/15/21 ~	400,000	428,059
MarkWest Energy Partners LP
4.875% due 12/01/24	290,000	297,946
5.500% due 02/15/23	250,000	258,125
Noble Energy Inc
5.250% due 11/15/43	150,000	157,367
8.250% due 03/01/19	320,000	383,152
Penn Virginia Resource Partners LP 8.375% due 06/01/20	220,000	240,900
Petrobras Global Finance BV (Netherlands)
1.881% due 05/20/16 §	700,000	663,320
2.000% due 05/20/16	200,000	191,800
2.631% due 03/17/17 §	100,000	92,240
3.500% due 02/06/17	500,000	469,175
3.875% due 01/27/16	400,000	393,352
5.375% due 01/27/21	1,600,000	1,459,200
5.875% due 03/01/18	400,000	384,000
6.250% due 03/17/24	950,000	898,035
Petroleos Mexicanos (Mexico)
6.375% due 01/23/45	500,000	560,250
6.625% due 06/15/35	200,000	230,000
8.000% due 05/03/19	750,000	900,938
QEP Resources Inc
5.250% due 05/01/23	200,000	196,960
6.875% due 03/01/21	200,000	213,500
Range Resources Corp 5.000% due 03/15/23	280,000	280,000
Regency Energy Partners LP 5.875% due 03/01/22	300,000	327,000
Rockies Express Pipeline LLC 3.900% due 04/15/15 ~	1,000,000	1,000,625
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	140,000	141,400
Samson Investment Co 9.750% due 02/15/20	280,000	78,400
Shell International Finance BV (Netherlands) 4.375% due 03/25/20	390,000	436,414
Sinopec Group Overseas Development Ltd (United Kingdom)
2.750% due 05/17/17 ~	250,000	254,866
4.375% due 04/10/24 ~	750,000	816,722
The Williams Cos Inc 7.500% due 01/15/31	450,000	502,824
William Partners LP
4.875% due 05/15/23	140,000	141,285
4.875% due 03/15/24	300,000	302,042

		19,219,527

Financials - 12.6%

AerCap Ireland Capital Ltd (Ireland) 3.750% due 05/15/19 ~	400,000	402,876
Ally Financial Inc
2.750% due 01/30/17	1,000,000	998,810
4.625% due 06/26/15	300,000	301,875
American International Group Inc 6.250% due 03/15/37	1,000,000	1,144,658
Banco Santander Brasil SA (Brazil) 4.250% due 01/14/16 ~	300,000	304,500
Banco Santander Chile (Chile) 1.857% due 01/19/16 § ~	1,000,000	1,007,500
Bank of America Corp
2.600% due 01/15/19	660,000	672,104
4.000% due 04/01/24	2,350,000	2,503,518

	Principal Amount	Value
4.200% due 08/26/24	$390,000	$403,950
4.875% due 04/01/44	1,900,000	2,147,462
5.000% due 05/13/21	600,000	678,169
5.700% due 05/02/17	150,000	161,664
5.750% due 12/01/17	750,000	825,614
6.250% § ±	480,000	491,400
6.875% due 04/25/18	1,300,000	1,487,833
Barclays PLC (United Kingdom) 6.500% § ±	EUR 1,100,000	1,222,689
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	$3,800,000	4,225,144
BNP Paribas SA (France) 2.375% due 09/14/17	250,000	254,935
BPCE SA (France) 5.150% due 07/21/24 ~	400,000	428,190
Caterpillar Financial Services Corp 5.450% due 04/15/18	220,000	245,878
CIT Group Inc 5.000% due 08/01/23	400,000	411,000
Citigroup Inc
3.500% due 05/15/23	230,000	229,604
5.500% due 09/13/25	820,000	931,262
5.950% § ±	300,000	304,125
6.125% due 11/21/17	1,100,000	1,222,709
6.675% due 09/13/43	130,000	174,006
8.500% due 05/22/19	100,000	124,650
Commonwealth Bank of Australia (Australia) 5.000% due 10/15/19 ~	100,000	112,678
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
4.625% due 12/01/23	440,000	476,517
5.750% due 12/01/43	750,000	935,867
11.000% § ± ~	520,000	670,800
Credit Agricole SA (France) 8.375% § ± ~	960,000	1,139,616
Credit Suisse NY (Switzerland) 0.674% due 12/07/15 §	2,100,000	2,101,075
Daimler Finance North America LLC 1.650% due 04/10/15 ~	900,000	900,104
Eksportfinans ASA (Norway) 2.375% due 05/25/16	900,000	905,463
First Data Corp
11.750% due 08/15/21	300,000	348,375
12.625% due 01/15/21	300,000	356,250
Ford Motor Credit Co LLC
3.664% due 09/08/24	290,000	299,810
3.984% due 06/15/16	100,000	103,124
4.207% due 04/15/16	400,000	411,504
5.750% due 02/01/21	720,000	837,635
7.000% due 04/15/15	2,900,000	2,904,599
General Electric Capital Corp
3.150% due 09/07/22	1,350,000	1,400,325
6.000% due 08/07/19	460,000	537,885
6.875% due 01/10/39	1,410,000	2,035,475
General Motors Financial Co Inc
3.150% due 01/15/20	400,000	405,198
4.375% due 09/25/21	330,000	351,942
HBOS PLC (United Kingdom) 0.964% due 09/06/17 § ~	5,400,000	5,402,700
HSBC Bank USA NA 7.000% due 01/15/39	300,000	425,374
HSBC Holdings PLC (United Kingdom)
4.250% due 03/14/24	640,000	672,832
6.375% § ±	300,000	306,750
ICICI Bank Ltd (India) 4.750% due 11/25/16 ~	1,700,000	1,777,471
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	450,000	510,319
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	1,420,000	1,456,028

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
JPMorgan Chase & Co
3.375% due 05/01/23	$270,000	$272,102
3.625% due 05/13/24	420,000	437,220
3.875% due 09/10/24	1,120,000	1,150,354
4.500% due 01/24/22	410,000	453,827
JPMorgan Chase Bank NA 6.000% due 10/01/17	780,000	864,289
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	310,000	322,619
M&T Bank Corp 6.875% ±	800,000	828,000
MetLife Inc 4.750% due 02/08/21	230,000	260,349
Morgan Stanley 5.450% due 01/09/17	600,000	642,025
Navient Corp
6.250% due 01/25/16	84,000	86,625
8.000% due 03/25/20	330,000	367,914
Nordea Bank AB (Sweden) 4.875% due 05/13/21 ~	600,000	658,775
Royal Bank of Scotland Group PLC (United Kingdom)
2.550% due 09/18/15	5,200,000	5,239,744
5.125% due 05/28/24	1,210,000	1,271,743
Royal Bank of Scotland NV (Netherlands) 4.650% due 06/04/18	230,000	242,749
Standard Chartered PLC (United Kingdom) 5.700% due 03/26/44 ~	1,500,000	1,680,920
State Bank of India (India) 4.500% due 07/27/15 ~	1,000,000	1,010,460
Sumitomo Mitsui Banking Corp (Japan) 0.625% due 05/02/17 §	5,800,000	5,800,412
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	200,000	279,696
Temasek Financial I Ltd (Singapore) 2.375% due 01/23/23 ~	350,000	349,147
The Goldman Sachs Group Inc
3.850% due 07/08/24	930,000	974,423
5.950% due 01/15/27	320,000	375,840
6.000% due 06/15/20	620,000	724,463
6.250% due 02/01/41	760,000	994,313
6.750% due 10/01/37	580,000	763,121
WEA Finance LLC 3.750% due 09/17/24 ~	560,000	580,344
Wells Fargo & Co
3.450% due 02/13/23	210,000	215,094
4.600% due 04/01/21	1,320,000	1,483,630
4.650% due 11/04/44	320,000	342,685
5.606% due 01/15/44	1,100,000	1,333,173

		81,097,897

Health Care - 1.2%

Actavis Funding SCS (Luxembourg)
3.450% due 03/15/22	220,000	225,664
3.800% due 03/15/25	310,000	320,318
4.550% due 03/15/35	140,000	146,412
4.750% due 03/15/45	170,000	181,146
Amgen Inc 3.625% due 05/22/24	150,000	158,047
Anthem Inc 3.125% due 05/15/22	400,000	406,142
Celgene Corp 3.625% due 05/15/24	100,000	104,125
DaVita HealthCare Partners Inc 5.125% due 07/15/24	330,000	337,838
Fresenius Medical Care US Finance II Inc 5.625% due 07/31/19 ~	500,000	545,250
Gilead Sciences Inc 3.700% due 04/01/24	540,000	577,262

	Principal Amount	Value
GlaxoSmithKline Capital Inc 6.375% due 05/15/38	$250,000	$340,720
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	350,000	355,986
HCA Inc
4.250% due 10/15/19	210,000	216,038
5.375% due 02/01/25	10,000	10,519
6.500% due 02/15/20	100,000	112,850
7.500% due 02/15/22	390,000	455,813
Humana Inc
3.150% due 12/01/22	80,000	80,636
4.625% due 12/01/42	110,000	115,009
Medtronic Inc 3.500% due 03/15/25 ~	980,000	1,026,636
Merck & Co Inc 2.750% due 02/10/25	240,000	240,320
Pfizer Inc 7.200% due 03/15/39	520,000	767,199
Roche Holdings Inc 6.000% due 03/01/19 ~	98,000	113,571
UnitedHealth Group Inc
3.875% due 10/15/20	200,000	219,119
6.875% due 02/15/38	150,000	216,722
Valeant Pharmaceuticals International Inc (Canada) 5.375% due 03/15/20 ~	570,000	577,125
Zoetis Inc 3.250% due 02/01/23	100,000	99,831

		7,950,298

Industrials - 0.9%

American Airlines Pass-Through Trust ‘B’ 5.600% due 07/15/20 ~	450,202	474,918
CSC Holdings LLC 6.750% due 11/15/21	380,000	423,225
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 08/10/22	350,972	412,287
Eaton Corp
1.500% due 11/02/17	10,000	10,042
2.750% due 11/02/22	990,000	993,749
4.150% due 11/02/42	200,000	206,930
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	230,000	232,300
General Electric Co 4.500% due 03/11/44	110,000	124,013
Hellenic Railways Organization SA (Greece) 5.014% due 12/27/17	EUR 500,000	371,051
International Lease Finance Corp 5.750% due 05/15/16	$100,000	104,075
Raytheon Co 3.125% due 10/15/20	160,000	168,979
Schaeffler Holding Finance BV (Netherlands)
5.750% due 11/15/21 ~	EUR 200,000	233,193
6.750% due 11/15/22 ~	$240,000	260,400
The Boeing Co 4.875% due 02/15/20	400,000	460,248
UAL Pass-Through Trust 9.750% due 01/15/17	47,488	52,256
United Rentals North America Inc 7.375% due 05/15/20	50,000	54,281
United Technologies Corp
4.500% due 04/15/20	210,000	236,159
4.500% due 06/01/42	180,000	200,480
Waste Management Inc 3.500% due 05/15/24	150,000	156,459
West Corp 5.375% due 07/15/22 ~	350,000	344,094

		5,519,139

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Information Technology - 0.1%

Activision Blizzard Inc 5.625% due 09/15/21 ~	$400,000	$427,000
Apple Inc 2.850% due 05/06/21	300,000	312,840

		739,840

Materials - 1.3%

Ardagh Packaging Finance PLC (Ireland) 3.271% due 12/15/19 § ~	500,000	490,000
Barrick Gold Corp (Canada)
4.100% due 05/01/23	650,000	642,323
6.950% due 04/01/19	240,000	280,410
BHP Billiton Finance USA Ltd (Australia)
3.250% due 11/21/21	750,000	784,568
5.000% due 09/30/43	230,000	264,484
Celulosa Arauco y Constitucion SA (Chile) 4.500% due 08/01/24	260,000	267,228
Eagle Spinco Inc 4.625% due 02/15/21	320,000	317,600
Ecolab Inc 4.350% due 12/08/21	100,000	110,352
FMG Resources Property Ltd (Australia)
6.875% due 04/01/22 ~	170,000	126,225
8.250% due 11/01/19 ~	300,000	254,625
Gerdau Holdings Inc 7.000% due 01/20/20 ~	300,000	321,750
Glencore Finance Canada Ltd (Canada) 2.700% due 10/25/17 ~	580,000	588,736
GTL Trade Finance Inc (United Kingdom) 7.250% due 10/20/17 ~	600,000	639,000
Hexion Inc 6.625% due 04/15/20	300,000	276,000
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	100,000	112,677
Rio Tinto Finance USA Ltd (Australia) 3.750% due 09/20/21	340,000	359,121
Southern Copper Corp 6.750% due 04/16/40	700,000	753,270
Vale Overseas Ltd (Cayman)
4.375% due 01/11/22	1,300,000	1,256,151
6.875% due 11/21/36	500,000	486,100
Vedanta Resources PLC (United Kingdom) 9.500% due 07/18/18 ~	100,000	101,500

		8,432,120

Telecommunication Services - 2.8%

America Movil Sab de CV (Mexico) 5.000% due 03/30/20	400,000	455,288
AT&T Inc
3.900% due 03/11/24	710,000	746,399
4.350% due 06/15/45	130,000	125,280
5.500% due 02/01/18	350,000	385,549
BellSouth Corp 4.182% due 04/26/21 ~	2,700,000	2,704,903
CenturyLink Inc
5.625% due 04/01/25	90,000	90,788
6.150% due 09/15/19	250,000	272,500
Deutsche Telekom International Finance BV (Netherlands) 6.750% due 08/20/18	500,000	582,091
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23	300,000	284,625
7.500% due 04/01/21	270,000	278,438
Sprint Capital Corp 8.750% due 03/15/32	500,000	520,000
Sprint Corp
7.625% due 02/15/25	390,000	390,488
7.875% due 09/15/23	220,000	225,500

	Principal Amount	Value
Telecom Italia Capital SA (Luxembourg) 5.250% due 10/01/15	$2,000,000	$2,038,380
Telefonica Emisiones SAU (Spain) 5.134% due 04/27/20	200,000	225,625
Verizon Communications Inc
2.500% due 09/15/16	2,744,000	2,803,078
4.150% due 03/15/24	1,930,000	2,074,798
6.400% due 09/15/33	900,000	1,125,383
6.550% due 09/15/43	1,820,000	2,366,701
Windstream Corp 7.500% due 04/01/23	500,000	480,000

		18,175,814

Utilities - 1.0%

AES Corp 8.000% due 06/01/20	250,000	286,875
Berkshire Hathaway Energy Co 6.500% due 09/15/37	500,000	679,217
Calpine Corp 6.000% due 01/15/22 ~	70,000	75,250
Dominion Resources Inc 5.200% due 08/15/19	114,000	128,443
Dynegy I Inc
6.750% due 11/01/19 ~	700,000	725,375
7.375% due 11/01/22 ~	200,000	211,000
7.625% due 11/01/24 ~	100,000	105,125
Entergy Corp 3.625% due 09/15/15	500,000	505,849
FirstEnergy Corp
4.250% due 03/15/23	410,000	429,870
7.375% due 11/15/31	1,700,000	2,164,644
Pacific Gas & Electric Co
6.050% due 03/01/34	710,000	930,526
8.250% due 10/15/18	100,000	122,187
Virginia Electric & Power Co 6.350% due 11/30/37	160,000	225,790

		6,590,151

Total Corporate Bonds & Notes (Cost $169,365,385)		171,655,846

SENIOR LOAN NOTES - 0.2%

Consumer Discretionary - 0.1%

Chrysler Group LLC Term B 3.500% due 05/24/17 §	539,542	539,878

Health Care - 0.1%

Biomet Inc Term B2 3.674% due 07/25/17 §	800,000	799,945
HCA Inc Term B5 2.922% due 03/31/17 §	298,489	298,955

		1,098,900

Total Senior Loan Notes (Cost $1,637,579)		1,638,778

MORTGAGE-BACKED SECURITIES - 33.1%

Collateralized Mortgage Obligations - Commercial - 3.4%

Banc of America Commercial Mortgage Trust 5.792% due 04/10/49 " §	1,310,000	1,322,807
Bear Stearns Commercial Mortgage Securities Trust 5.700% due 10/11/17 "	200,000	216,640
CD Commercial Mortgage Trust 5.398% due 12/11/49 " §	500,000	426,375
Citigroup Commercial Mortgage Trust
3.372% due 10/10/47 "	190,000	199,373
4.017% due 10/10/47 "	270,000	291,284

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Commercial Mortgage Trust
4.035% due 02/10/48 " §	$280,000	$294,247
4.239% due 11/10/47 "	160,000	172,247
4.498% due 02/10/48 " §	90,000	93,370
Credit Suisse Commercial Mortgage Trust 5.467% due 09/15/39 "	741,110	775,071
Credit Suisse Mortgage Capital Certificates 4.675% due 03/15/17 " § ~	390,000	386,985
CSMC Trust
3.953% due 09/15/37 " ~	520,000	563,914
4.003% due 09/15/38 " § ~	1,300,000	1,302,490
4.373% due 09/15/37 " ~	900,000	832,391
Fannie Mae (IO) 0.488% due 10/25/24 " §	12,421,983	379,169
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 0.630% due 08/25/19 " §	24,941,293	509,551
Government National Mortgage Association (IO)
0.711% due 04/16/47 " §	6,410,711	377,280
GS Mortgage Securities Trust 4.930% due 08/10/46 " § ~	1,540,000	1,554,603
JP Morgan Chase Commercial Mortgage Securities Trust
2.272% due 08/15/27 " § ~	210,000	211,991
2.455% due 11/15/31 " § ~	490,000	492,222
3.472% due 08/15/27 " § ~	120,000	120,716
4.572% due 07/15/47 " §	380,000	406,280
5.411% due 05/15/47 "	1,960,000	1,699,688
5.502% due 06/12/47 " §	650,000	653,691
5.885% due 02/12/49 " §	1,090,000	1,019,386
JPMBB Commercial Mortgage Securities Trust
3.364% due 09/15/47 " § ~	680,000	510,923
4.116% due 11/15/47 " §	290,000	310,072
4.461% due 09/15/47 " §	360,000	380,958
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	449,781	494,758
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 " §	210,000	207,424
Morgan Stanley Capital I Trust 5.731% due 07/12/44 " §	1,398,143	1,449,780
Motel 6 Trust 5.000% due 02/05/30 " ~	700,000	686,245
Silenus European Loan Conduit Ltd (Ireland) 0.198% due 05/15/19 " § ~	EUR 11,616	12,478
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/43 "	$600,000	637,813
5.413% due 12/15/43 " §	1,920,000	1,968,023
Wells Fargo Commercial Mortgage Trust
3.184% due 04/15/50 " ~	340,000	350,144
4.436% due 07/01/46 " §	290,000	322,103
WFRBS Commercial Mortgage Trust (IO) 1.579% due 03/15/44 " § ~	7,573,821	389,537

		22,022,029

Collateralized Mortgage Obligations - Residential - 6.2%

Alternative Loan Trust 2.630% due 06/25/37 " §	343,808	288,722
Arran Residential Mortgages Funding PLC (United Kingdom) 1.448% due 05/16/47 " § ~	EUR 414,688	448,790
Banc of America Funding Ltd 0.432% due 10/03/39 " § ~	$1,244,389	1,239,163
Banc of America Funding Trust
1.829% due 09/26/45 " § ~	1,410,869	1,383,550
1.829% due 09/26/46 " § ~	2,760,000	1,543,933
2.645% due 05/25/35 " §	66,726	68,108
BCAP LLC Trust
0.571% due 03/28/37 " § ~	3,124,401	2,866,801
5.419% due 03/26/37 " § ~	79,169	78,035

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust
2.449% due 08/25/33 " §	$85,524	$85,491
2.618% due 01/25/35 " §	1,012,040	996,130
Bear Stearns ALT-A Trust
2.619% due 11/25/36 " §	84,382	56,769
2.671% due 05/25/35 " §	46,223	44,892
Chase Mortgage Finance Trust 5.565% due 09/25/36 " § Ω	181,646	163,984
Chevy Chase Funding LLC 0.424% due 08/25/35 " § ~	46,778	43,072
Citigroup Mortgage Loan Trust 7.741% due 06/27/37 " § ~	2,000,000	2,051,000
Citigroup Mortgage Loan Trust Inc 2.280% due 08/25/35 " §	37,828	37,992
CitiMortgage Alternative Loan Trust (IO) 5.429% due 05/25/37 " §	8,524,185	1,357,545
Countrywide Home Loan Mortgage Pass-Through Trust 0.494% due 03/25/35 " §	23,494	22,564
Credit Suisse First Boston Mortgage Securities Corp 6.000% due 11/25/35 " Ω	96,660	82,174
Downey Saving & Loan Association Mortgage Loan Trust 0.358% due 04/19/47 " § Ω	211,300	75,209
Fannie Mae
1.625% due 11/25/23 " §	118,402	122,829
5.500% due 04/25/35 "	933,997	965,782
Fannie Mae (IO)
4.000% due 03/25/43 "	1,403,535	197,694
4.000% due 04/25/43 "	5,323,080	815,802
6.226% due 09/25/41 " §	4,442,778	831,862
Fannie Mae Connecticut Avenue Securities 3.074% due 07/25/24 " §	1,500,000	1,403,942
Freddie Mac 8.000% due 04/15/30 "	153,762	180,333
Freddie Mac (IO)
3.500% due 04/15/43 "	1,912,084	294,211
4.000% due 04/15/43 "	1,181,622	169,228
Freddie Mac Structured Agency Credit Risk Debt
4.174% due 08/25/24 " §	540,000	543,424
4.274% due 08/25/24 " §	760,000	767,572
4.924% due 10/25/24 " §	1,140,000	1,196,718
Government National Mortgage Association (IO)
4.000% due 11/20/44 "	3,427,059	473,433
Granite Master Issuer PLC (United Kingdom)
0.209% due 12/20/54 " § ~	EUR 269,096	289,142
0.269% due 12/20/54 " § ~	432,865	465,576
0.436% due 12/20/54 " §	$215,088	214,529
Granite Mortgages PLC (United Kingdom)
0.440% due 01/20/44 " § ~	EUR 11,169	12,018
0.943% due 01/20/44 " § ~	GBP 11,303	16,728
0.946% due 09/20/44 " § ~	60,472	89,497
GreenPoint Mortgage Funding Trust 0.354% due 01/25/37 " §	$3,996,368	3,063,572
HarborView Mortgage Loan Trust 0.348% due 12/19/36 " § Ω	457,225	345,198
JP Morgan Mortgage Trust
5.162% due 07/25/35 " §	136,538	135,624
5.750% due 01/25/36 " Ω	32,578	30,311
JP Morgan Resecuritization Trust
0.381% due 12/25/36 " § ~	3,430,000	2,313,740
0.381% due 07/25/46 " § ~	1,651,832	959,108
Merrill Lynch Mortgage Investors Trust 2.196% due 11/25/35 " §	2,339,530	2,315,296
Morgan Stanley Mortgage Loan Trust 5.500% due 08/25/35 "	32,511	32,844
Nomura Resecuritization Trust 12.840% due 06/25/35 " § ~	1,961,174	1,973,334

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Prime Mortgage Trust 5.500% due 05/25/35 " ~	$2,148,583	$2,104,985
Reperforming Loan REMIC Trust 0.514% due 06/25/35 " § ~	76,875	67,968
Residential Asset Securitization Trust 0.574% due 05/25/33 " §	2,648	2,642
Structured Asset Securities Corp Mortgage Pass-Through Certificates
2.397% due 08/25/32 " §	35,819	35,344
2.610% due 10/25/35 " § ~	26,719	25,742
WaMu Mortgage Pass-Through Certificates Trust
1.521% due 08/25/42 " §	3,116	2,874
1.942% due 03/25/47 " §	2,236,164	1,817,471
4.396% due 02/25/37 " § Ω	352,683	330,508
Wells Fargo Mortgage-Backed Securities Trust
2.604% due 04/25/36 " § Ω	51,799	50,631
2.614% due 12/25/34 " §	58,616	59,080
2.615% due 03/25/36 " §	454,747	438,577
2.646% due 04/25/35 " §	1,717,052	1,745,587

		39,834,680

Fannie Mae - 20.0%

1.321% due 10/01/44 " §	28,156	28,838
2.168% due 09/01/35 " §	145,534	155,481
2.295% due 12/01/35 " §	20,991	22,283
2.310% due 08/01/22 "	500,000	506,671
2.415% due 11/01/32 " §	111,412	118,419
2.486% due 11/01/34 " §	93,882	100,610
2.500% due 05/01/30 "	2,000,000	2,049,684
3.000% due 09/01/21-05/13/45 "	17,267,251	17,920,865
3.500% due 05/01/30-05/13/45 "	21,189,564	22,376,375
4.000% due 08/01/18-05/13/45 "	26,553,436	28,462,085
4.360% due 12/01/36 " §	10,140	10,817
4.500% due 07/01/18-05/13/45 "	27,431,135	30,146,697
5.000% due 02/01/25-05/01/45 "	10,382,425	11,549,628
5.500% due 12/01/20-05/13/45 "	7,992,493	8,984,399
6.000% due 09/01/22-05/01/41 "	5,539,340	6,322,390
6.500% due 03/01/17 "	8,069	8,384

		128,763,626

Freddie Mac - 0.8%

1.845% due 09/01/35 " §	19,742	20,927
2.222% due 06/01/35 " §	150,779	160,849
2.370% due 09/01/35 " §	78,925	84,684
2.375% due 11/01/31 " §	4,696	5,022
2.375% due 04/01/32 " §	17,572	18,640
3.500% due 10/01/42-02/01/44 "	634,717	671,137
4.000% due 07/01/44-08/01/44 "	1,047,035	1,136,467
4.500% due 08/01/40-11/01/44 "	1,187,940	1,302,192
5.500% due 03/01/23-05/01/40 "	1,639,846	1,841,254
6.000% due 12/01/22-03/01/23 "	47,208	53,636

		5,294,808

Government National Mortgage Association - 2.7%

3.500% due 05/01/45 "	8,000,000	8,397,500
4.000% due 05/01/45 "	6,600,000	7,026,035
5.000% due 10/15/38-04/15/39 "	1,637,220	1,829,362

		17,252,897

Total Mortgage-Backed Securities (Cost $211,785,309)		213,168,040

ASSET-BACKED SECURITIES - 8.2%

Aegis Asset-Backed Security Corp 2.649% due 01/25/34 " §	2,027,123	1,907,857
Ally Auto Receivables Trust 0.480% due 02/15/17 "	3,858,161	3,855,865
Ameriquest Mortgage Securities Inc 0.674% due 09/25/35 " §	2,340,000	2,094,452

	Principal Amount	Value
Argent Securities Inc
0.991% due 02/25/34 " §	$1,091,805	$983,070
1.299% due 11/25/34 " §	469,638	403,498
Asset-Backed Funding Certificates Trust 0.874% due 06/25/34 " §	87,333	82,089
Asset-Backed Securities Corp Home Equity Loan Trust 1.899% due 12/25/34 " §	2,292,738	2,088,073
Basic Asset-Backed Securities Trust 0.484% due 04/25/36 " §	2,000,000	1,764,990
Bear Stearns Asset-Backed Securities I Trust
0.374% due 12/25/36 " §	408,586	383,231
0.841% due 06/25/35 "	300,000	266,922
Business Loan Express Business Loan Trust 0.604% due 02/25/31 " § ~	410,613	390,488
Chapel BV (Netherlands) 0.708% due 11/17/64 " §	EUR 197,010	203,147
CIT Mortgage Loan Trust 1.424% due 10/25/37 " § ~	$430,925	431,689
Citigroup Mortgage Loan Trust
0.344% due 05/25/37 " §	400,000	358,991
0.624% due 11/25/45 " § ~	3,700,000	3,336,408
Citigroup Mortgage Loan Trust Inc 1.824% due 07/25/37 " §	1,122,000	996,918
Countrywide Asset-Backed Certificates 0.524% due 05/25/46 " § ~	1,780,302	1,710,769
FFMLT Trust 0.664% due 09/25/35 " §	5,200,000	5,055,900
Halcyon Structured Asset Management Ltd CLO (Cayman) 0.481% due 08/07/21 " § ~	408,309	407,113
HERO Funding Trust 3.990% due 09/21/40 " ~	434,794	445,574
Hillmark Funding Ltd (Cayman) 0.512% due 05/21/21 " § ~	743,335	735,530
OneMain Financial Issuance Trust 3.190% due 03/18/26 " ~	1,300,000	1,308,710
Option One Mortgage Loan Trust 0.834% due 05/25/35 " §	1,997,278	1,924,161
Park Place Securities Inc
0.434% due 09/25/35 " §	27,796	27,807
0.664% due 09/25/35 " §	2,294,000	1,872,122
1.899% due 02/25/35 " §	2,302,773	1,649,087
Santander Drive Auto Receivables Trust 0.455% due 08/15/17 " §	3,606,798	3,603,770
Securitized Asset-Backed Receivables LLC Trust 0.304% due 05/25/37 " § Ω	109,982	77,574
Small Business Administration Participation Certificates 3.370% due 10/01/33 "	380,814	402,044
SMB Private Education Loan Trust
1.325% due 05/15/26 " § ~	2,000,000	2,002,977
1.675% due 04/15/32 " § ~	550,000	551,228
3.050% due 05/15/26 " ~	2,200,000	2,255,535
SoFi Professional Loan Program LLC
1.412% due 08/25/32 " § ~	537,495	538,394
2.550% due 08/27/29 " ~	3,770,697	3,795,366
Structured Asset Investment Loan Trust 0.661% due 08/25/35 " §	1,200,000	1,159,002
Sunrise SRL 0.542% due 08/27/31 " §	EUR 463,261	498,009
Toyota Auto Receivables Owner Trust 0.400% due 12/15/16 "	$2,580,770	2,580,142
United States Small Business Administration 2.517% due 03/10/25 "	410,000	412,491
Wood Street BV CLO (Netherlands) 0.431% due 11/22/21 " § ~	EUR 188,234	200,191

Total Asset-Backed Securities (Cost $51,346,420)		52,761,184

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 1.0%

Fannie Mae
2.173% due 10/09/19	$4,000,000	$3,679,772
5.000% due 05/11/17 ‡	169,000	184,237
6.625% due 11/15/30	1,500,000	2,261,820
Tennessee Valley Authority 5.250% due 09/15/39	500,000	657,256

Total U.S. Government Agency Issues (Cost $6,606,481)		6,783,085

U.S. TREASURY OBLIGATIONS - 27.0%

U.S. Treasury Bonds - 11.8%

2.500% due 02/15/45	2,740,000	2,716,880
2.750% due 08/15/42	1,300,000	1,352,813
2.750% due 11/15/42	1,000,000	1,040,078
2.875% due 05/15/43 ‡	2,500,000	2,665,820
3.000% due 05/15/42	1,200,000	1,309,781
3.000% due 11/15/44	9,250,000	10,138,148
3.125% due 02/15/42	900,000	1,005,750
3.125% due 02/15/43 ‡	7,000,000	7,815,934
3.125% due 08/15/44	12,080,000	13,545,642
3.375% due 05/15/44 ‡	11,240,000	13,178,024
3.750% due 11/15/43	100,000	124,961
4.250% due 05/15/39	1,100,000	1,453,805
4.375% due 11/15/39	1,800,000	2,427,046
4.375% due 05/15/40	500,000	676,094
4.500% due 08/15/39	800,000	1,095,687
4.625% due 02/15/40	400,000	558,844
6.125% due 11/15/27	700,000	1,012,922
6.125% due 08/15/29	3,500,000	5,202,148
6.250% due 05/15/30 ‡	5,800,000	8,816,452

		76,136,829

U.S. Treasury Inflation Protected Securities - 7.5%

0.125% due 01/15/23 ^	4,860,720	4,888,062
0.125% due 07/15/24 ^	16,006,344	16,036,355
0.625% due 07/15/21 ^	8,089,302	8,489,973
0.625% due 01/15/24 ^	1,392,460	1,453,055
1.375% due 02/15/44 ^	3,053,896	3,602,165
2.375% due 01/15/25 ^	173,606	210,795
2.375% due 01/15/27 ^	10,663,444	13,179,356
2.500% due 01/15/29 ^	435,480	557,653

		48,417,414

U.S. Treasury Notes - 7.7%

1.250% due 01/31/20	1,380,000	1,372,669
1.500% due 10/31/19	15,000,000	15,116,010
1.500% due 11/30/19	6,290,000	6,337,175
1.500% due 01/31/22	180,000	177,666
1.625% due 07/31/19	2,240,000	2,273,425
1.625% due 12/31/19	2,140,000	2,166,917
1.750% due 03/31/22	1,640,000	1,644,228
2.000% due 05/31/21	2,240,000	2,290,749
2.000% due 02/15/25	3,700,000	3,723,702
2.250% due 11/15/24	9,800,000	10,074,861
2.375% due 08/15/24	3,840,000	3,991,799

		49,169,201

Total U.S. Treasury Obligations (Cost $169,170,443)		173,723,444

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 4.4%

Autonomous Community of Valencia Spain (Spain) 4.375% due 07/16/15	EUR 100,000	$109,272
Banco Nacional de Desenvolvimento Economico e Social (Brazil) 4.125% due 09/15/17 ~	100,000	110,401
Brazil Notas do Tesouro Nacional Serie B (Brazil) 6.000% due 08/15/50 ^	BRL 1,200,000	925,482
Brazil Notas do Tesouro Nacional Serie F (Brazil) 10.000% due 01/01/17	6,434,000	1,919,748
Bundesrepublik Deutschland (Germany)
2.500% due 07/04/44	EUR 100,000	162,949
4.250% due 07/04/39	1,400,000	2,767,078
4.750% due 07/04/40	100,000	213,478
Colombia Government (Colombia) 5.625% due 02/26/44	$600,000	673,500
France Government Bond OAT (France)
0.500% due 05/25/25	EUR 600,000	646,822
3.250% due 05/25/45	100,000	166,777
Indonesia Government (Indonesia)
3.750% due 04/25/22 ~	$450,000	460,125
4.875% due 05/05/21 ~	500,000	546,875
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 66,260,000	4,551,574
7.750% due 11/13/42	66,500,000	5,066,682
10.000% due 12/05/24	9,720,000	829,165
Mexico Government (Mexico) 5.550% due 01/21/45	$1,760,000	2,068,000
Peruvian Government International Bond (Peru) 5.625% due 11/18/50	90,000	110,250
Poland Government (Poland) 4.000% due 01/22/24	1,060,000	1,169,180
Province of Ontario (Canada)
1.650% due 09/27/19	200,000	201,010
3.000% due 07/16/18	100,000	105,602
3.150% due 06/02/22	CAD 900,000	783,619
Province of Quebec (Canada) 3.500% due 07/29/20	$600,000	652,637
Russian Foreign (Russia) 7.500% due 03/31/30 ~	812,500	934,294
South Africa Government (South Africa) 5.875% due 09/16/25	850,000	975,970
Spain Government (Spain) 4.200% due 01/31/37	EUR 100,000	152,233
Turkey Government (Turkey)
4.875% due 04/16/43	$350,000	346,938
5.625% due 03/30/21	450,000	494,438
5.750% due 03/22/24	600,000	670,260
6.250% due 09/26/22	200,000	228,000

Total Foreign Government Bonds & Notes (Cost $30,111,553)		28,042,359

MUNICIPAL BONDS - 2.1%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	1,000,000	1,618,080
Buckeye Tobacco Settlement Financing Authority OH ‘A2’ 5.875% due 06/01/47	200,000	164,620
City of North Las Vegas NV 6.572% due 06/01/40	900,000	785,295
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	200,000	292,630

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
New Jersey Economic Development Authority ‘B’ 5.380% due 02/15/19	$4,100,000	$3,739,446
North Carolina Turnpike Authority ‘B’ 6.700% due 01/01/39	100,000	114,686
Southern California Public Power Authority 5.943% due 07/01/40	1,600,000	2,012,592
State of California
7.500% due 04/01/34	100,000	149,651
7.600% due 11/01/40	1,400,000	2,205,644
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	780,000	682,453
University of Arizona ‘A’ 6.423% due 08/01/35	1,300,000	1,527,071

Total Municipal Bonds (Cost $11,130,494)		13,292,168

PURCHASED OPTIONS - 0.0%
(See Note (i) in Notes to Schedule of Investments) (Cost $169,124)		114,420

SHORT-TERM INVESTMENTS - 8.7%

Commercial Paper - 1.5%

Ford Motor Credit 1.100% due 11/02/15	1,400,000	1,394,590
Tesco Treasury Services 1.000% due 08/18/15	3,200,000	3,166,736
Vodafone Group
0.550% due 04/01/15	4,700,000	4,700,000
0.600% due 06/29/15	400,000	399,700

		9,661,026

	Shares	Value
Money Market Fund - 7.2%

BlackRock Liquidity Funds T-Fund Portfolio	46,309,416	$46,309,416

Total Short-Term Investments (Cost $55,987,270)		55,970,442

TOTAL INVESTMENTS - 111.4% (Cost $707,310,058)		717,149,766

OTHER ASSETS & LIABILITIES, NET - (11.4%)		(73,268,227)

NET ASSETS - 100.0%		$643,881,539

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	33.1%
U.S. Treasury Obligations	27.0%
Corporate Bonds & Notes	26.7%
Short-Term Investments	8.7%
Asset-Backed Securities	8.2%
Foreign Government Bonds & Notes	4.4%
Others (each less than 3.0%)	3.3%

	111.4%
Other Assets & Liabilities, Net	(11.4%	)

	100.0%

(b)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(c)	Investments with a total aggregate value of $1,155,589 or 0.2% of the fund’s net assets were in default as of March 31, 2015.

(d)	As of March 31, 2015, investments with a total aggregate value of $1,937,718 were fully or partially segregated with the broker(s)/custodian as collateral for a reverse repurchase agreement, open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(e)	A reverse repurchase agreement outstanding as of March 31, 2015 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
TDB	U.S. Treasury Bonds 6.250% due 05/15/30	0.300%	03/30/15	04/06/15	($617,536)	$617,500	($617,500)

(f)	Open futures contracts outstanding as of March 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-BTP (06/15)	7	$9,697
Euro-Bund (06/15)	3	(131)
Euro-Bund (06/15)	56	73,763
Eurodollar (12/15)	21	4,919
Eurodollar (06/16)	3	(47)
Eurodollar (06/16)	226	184,315
Eurodollar (12/16)	7	(110)
Eurodollar (12/16)	454	332,049
Eurodollar (03/17)	16	20,898
U.S. Treasury 5-Year Notes (06/15)	405	445,833
U.S. Treasury 10-Year Notes (06/15)	337	263,553
U.S. Treasury 30-Year Bonds (06/15)	33	28,471

		1,363,210

Short Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
90-Day LIBOR Sterling (03/16)	128	($48,783)
90-Day LIBOR Sterling (06/16)	46	(23,675)
Canada Treasury 10-Year Notes (06/15)	5	(2,850)
Euro FX (06/15)	41	218,975
Euro-Bund (06/15)	59	(64,450)
Euro-Bund (06/15)	18	1,936
Eurodollar (06/15)	94	(5,581)
Eurodollar (09/15)	119	(40,251)
Eurodollar (12/15)	184	(74,620)
Eurodollar (03/16)	147	(63,156)
Eurodollar (09/16)	63	(14,949)
JPY FX (06/15)	50	(447)
U.S. Treasury 2-Year Notes (06/15)	2	(1,882)
U.S. Treasury 10-Year Notes (06/15)	465	(438,432)
U.S. Treasury 10-Year Notes (06/15)	3	600
U.S. Ultra Long Bonds (06/15)	3	5,459

		(552,106)

Total Futures Contracts		$811,104

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

(g)	The average amount of borrowings by the fund on reverse repurchase agreements outstanding during the year ended March 31, 2015 was $764,438 at a weighted average interest rate of 0.279%. The average amount of borrowings by the fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2015 was $2,144,491 at a weighted average interest rate of 0.100%.

(h)	Forward foreign currency contracts outstanding as of March 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	1,105,000	USD	838,908	04/15	CIT	$2,612
BRL	6,331,390	USD	2,155,000	04/15	HSB	(172,254)
EUR	2,307,692	USD	2,621,266	05/15	BOA	(138,465)
EUR	118,000	USD	134,323	05/15	CIT	(7,359)
EUR	1,102,000	USD	1,250,730	05/15	GSC	(65,017)
EUR	200,000	USD	224,755	05/15	HSB	(9,562)
EUR	381,000	USD	409,457	05/15	HSB	486
EUR	178,000	USD	198,898	05/15	UBS	(7,377)
GBP	693,000	USD	1,028,684	05/15	UBS	—
INR	45,300,000	USD	715,976	04/15	BOA	5,363
INR	25,600,000	USD	404,347	04/15	BRC	3,297
INR	164,800,000	USD	2,604,276	04/15	CIT	19,931
INR	41,591,760	USD	663,345	04/15	UBS	(623)
INR	64,630,360	USD	1,022,147	06/15	GSC	(8,588)
JPY	1,203,093,434	USD	10,081,648	04/15	CIT	(50,115)
JPY	45,800,000	USD	383,685	04/15	GSC	(1,799)
JPY	199,200,000	USD	1,661,279	04/15	UBS	(326)
JPY	62,100,000	USD	513,050	04/15	UBS	4,747
JPY	65,800,000	USD	549,157	05/15	UBS	(214)
MXN	10,052,321	USD	671,094	04/15	GSC	(12,077)
MXN	2,652,696	USD	180,259	04/15	JPM	(6,612)
MXN	1,781,000	USD	119,064	05/15	BRC	(2,584)
MXN	1,622,000	USD	108,297	05/15	CIT	(2,216)
MXN	3,582,000	USD	233,056	05/15	CIT	1,211
MXN	437,108	USD	28,000	05/15	HSB	587
MXN	8,082,000	USD	550,714	05/15	UBS	(22,141)
USD	1,017,090	AUD	1,308,000	04/15	CIT	20,913
USD	901,000	BRL	2,821,084	04/15	DUB	17,545
USD	1,153,000	BRL	3,547,690	04/15	JPM	42,001
USD	782,186	CAD	978,000	04/15	CIT	10,029
USD	454,630	EUR	420,000	05/15	BOA	2,761
USD	1,532,700	EUR	1,410,000	05/15	BRC	15,589
USD	3,009,126	EUR	2,823,000	05/15	CIT	(28,325)
USD	2,501,440	EUR	2,301,000	05/15	CIT	25,644
USD	340,423	EUR	322,000	05/15	GSC	(6,038)
USD	19,871,630	EUR	17,367,876	05/15	GSC	1,184,402
USD	558,162	EUR	510,000	05/15	JPM	9,420
USD	897,009	EUR	842,000	05/15	UBS	(8,954)
USD	133,793	EUR	100,000	08/15	DUB	26,060
USD	1,386,744	GBP	901,000	04/15	HSB	50,225
USD	652,932	INR	41,591,760	04/15	JPM	(9,791)
USD	654,319	INR	41,591,760	06/15	UBS	2,060
USD	12,543,552	JPY	1,498,893,434	04/15	DUB	45,605
USD	93,703	JPY	11,300,000	04/15	JPM	(517)
USD	10,085,990	JPY	1,203,093,434	05/15	CIT	49,076
USD	1,000,000	JPY	101,968,500	08/15	HSB	148,123
USD	2,286,559	MXN	35,234,929	04/15	BRC	(20,881)
USD	347,000	MXN	5,246,640	04/15	GSC	3,060
USD	311,000	MXN	4,805,681	04/15	JPM	(4,033)
USD	248,332	MXN	3,870,000	05/15	BRC	(4,771)
USD	419,327	MXN	6,338,096	05/15	CIT	4,808
USD	669,664	MXN	10,052,321	05/15	GSC	12,230
USD	218,208	MXN	3,248,000	05/15	HSB	5,785
USD	214,550	MXN	3,244,000	05/15	UBS	2,389

Total Forward Foreign Currency Contracts						$1,125,320

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

(i)	Purchased options outstanding as of March 31, 2015 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 3-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.150%	07/20/15	GSC	$2,700,000	$12,555	$8,200
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.750%	07/30/15	CIT	700,000	9,800	4,464
Call - 1-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	0.800%	01/19/16	MSC	8,000,000	13,330	9,523
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.100%	01/19/16	GSC	2,700,000	11,340	8,451
Call - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.500%	01/29/16	MSC	1,300,000	11,700	9,883
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.750%	01/29/16	MSC	1,300,000	20,150	15,434
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.100%	01/30/18	JPM	2,700,000	38,340	31,140

							117,215	87,095

Put - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.205%	01/16/20	GSC	1,300,000	19,273	13,245

							$136,488	$100,340

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - EUR FX (04/15)	$1.12	04/02/15	CME	6	$7,170	$38
Call - EUR FX (04/15)	1.13	04/02/15	CME	4	5,013	25
Call - Euro-Bund (05/15)	EUR 160.00	05/22/15	CME	14	8,911	5,871

					21,094	5,934

Put - U.S. Treasury 10-Year Notes (04/15)	$128.00	04/24/15	CME	13	7,339	4,469
Put - Euro-Bund (05/15)	EUR 157.00	05/22/15	CME	9	4,086	3,677

					11,425	8,146

					$32,519	$14,080

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - Fannie Mae 4.500% due 06/11/45	$84.00	06/04/15	JPM	$3,000,000	$117	$—

Total Purchased Options					$169,124	$114,420

(j)	Transactions in written options for the year ended March 31, 2015 were as follows:

	Number of Contracts	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in $	Premium
Outstanding, March 31, 2014	—	—	—	113,600,000	$729,142
Call Options Written	957	300,000	12,700,000	99,700,000	1,745,557
Put Options Written	624	400,000	9,700,000	93,600,000	1,740,795
Call Options Closed	(45)	—	—	(10,000,000)	(247,128)
Put Options Closed	(39)	—	—	(37,500,000)	(394,766)
Call Options Expired	(766)	(300,000)	(12,700,000)	(108,300,000)	(1,449,673)
Put Options Expired	(341)	(400,000)	(9,700,000)	(91,700,000)	(1,586,953)

Outstanding, March 31, 2015	390	—	—	59,400,000	$536,974

(k)	Premiums received and value of written options outstanding as of March 31, 2015 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - INR versus USD	INR 65.90	05/12/15	JPM	$1,600,000	$13,120	($1,180)
Call - INR versus USD	65.00	06/05/15	JPM	300,000	1,515	(1,041)
Call - INR versus USD	65.00	07/15/15	JPM	300,000	2,616	(2,423)

					17,251	(4,644)

Put - BRL versus USD	BRL 3.04	04/23/15	DUB	300,000	2,730	(1,496)
Put - JPY versus USD	JPY 110.00	05/12/15	UBS	700,000	8,120	(127)
Put - JPY versus USD	112.00	05/15/15	CIT	200,000	3,420	(104)
Put - JPY versus USD	112.00	05/15/15	JPM	100,000	1,695	(52)
Put - BRL versus USD	BRL 3.02	05/22/15	DUB	200,000	2,040	(1,594)
Put - JPY versus USD	JPY 112.50	05/22/15	DUB	200,000	2,270	(170)
Put - INR versus USD	INR 62.00	06/05/15	JPM	300,000	1,830	(1,453)
Put - JPY versus USD	JPY 100.00	07/03/15	UBS	300,000	1,740	(22)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - INR versus USD	INR 61.50	07/15/15	JPM	$300,000	$1,584	($1,221)
Put - JPY versus USD	JPY 99.00	09/30/15	CIT	400,000	4,360	(208)
Put - JPY versus USD	109.00	11/10/15	JPM	600,000	11,475	(2,972)

					41,264	(9,419)

					$58,515	($14,063)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/20	CIT	$1,200,000	$10,320	($676)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	09/29/20	CIT	600,000	7,740	(367)

						$18,060	($1,043)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 3-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.850%	07/20/15	GSC	$2,700,000	$4,590	($1,888)
Call - 3-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.000%	07/20/15	GSC	2,700,000	8,100	(4,273)
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.430%	07/30/15	CIT	700,000	4,182	(1,583)
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.590%	07/30/15	CIT	700,000	6,510	(2,692)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.500%	01/19/16	MSC	5,300,000	3,180	(1,810)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.520%	01/19/16	MSC	2,700,000	1,620	(1,020)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.650%	01/19/16	MSC	5,300,000	5,830	(3,612)
Call - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.660%	01/19/16	MSC	2,700,000	2,700	(1,917)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.700%	01/19/16	GSC	2,700,000	4,050	(2,290)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.900%	01/19/16	GSC	2,700,000	7,290	(4,753)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.100%	01/29/16	MSC	1,300,000	4,940	(3,839)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.300%	01/29/16	MSC	1,300,000	7,540	(6,354)
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.330%	01/29/16	MSC	1,300,000	8,255	(5,984)
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.540%	01/29/16	MSC	1,300,000	13,000	(9,828)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.100%	01/30/18	JPM	2,700,000	14,040	(10,645)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.600%	01/30/18	JPM	2,700,000	24,435	(19,313)

							120,262	(81,801)

Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.600%	09/14/15	MSC	3,400,000	44,625	(3,710)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.520%	09/18/15	MSC	8,300,000	72,625	(12,657)
Put - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	01/16/18	GSC	1,300,000	16,250	(9,486)

							133,500	(25,853)

							$253,762	($107,654)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - U.S. Treasury 10-Year Notes (05/15)	$128.00	04/24/15	CME	7	$2,477	($8,750)
Call - U.S. Treasury 10-Year Notes (05/15)	129.00	04/24/15	CME	3	1,396	(2,063)
Call - U.S. Treasury 10-Year Notes (05/15)	130.00	04/24/15	CME	11	3,652	(3,609)
Call - U.S. Treasury 30-Year Bonds (05/15)	165.00	04/24/15	CME	3	3,600	(4,594)
Call - U.S. Treasury 30-Year Bonds (05/15)	166.00	04/24/15	CME	10	14,655	(11,719)
Call - EUR FX (05/15)	1.12	05/08/15	CME	2	2,494	(850)
Call - U.S. Treasury 10-Year Notes (06/15)	129.00	05/22/15	CME	14	10,892	(14,875)
Call - U.S. Treasury 10-Year Notes (06/15)	129.50	05/22/15	CME	14	9,798	(11,813)
Call - U.S. Treasury 10-Year Notes (06/15)	130.00	05/22/15	CME	42	27,301	(28,219)
Call - Euro-Bund (06/15)	160.00	05/22/15	CME	28	12,744	(11,742)
Call - Euro-Bund (06/15)	161.00	05/22/15	CME	2	610	(366)
Call - U.S. Treasury 30-Year Bonds (06/15)	170.00	05/22/15	CME	6	8,184	(6,188)
Call - EUR FX (06/15)	1.14	06/05/15	CME	4	1,987	(1,500)

					99,790	(106,288)

Put - U.S. Treasury 5-Year Notes (05/15)	119.50	04/24/15	CME	17	3,390	(2,922)
Put - U.S. Treasury 10-Year Notes (05/15)	127.00	04/24/15	CME	18	7,020	(2,250)
Put - U.S. Treasury 10-Year Notes (05/15)	127.50	04/24/15	CME	46	13,366	(10,062)
Put - U.S. Treasury 30-Year Bonds (05/15)	160.00	04/24/15	CME	12	10,555	(7,500)
Put - U.S. Treasury 30-Year Bonds (05/15)	162.00	04/24/15	CME	6	5,512	(7,219)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Put - EUR FX (05/15)	$1.05	05/08/15	CME	2	$2,268	($2,200)
Put - EUR FX (05/15)	1.06	05/08/15	CME	4	4,137	(13,550)
Put - U.S. Treasury 10-Year Notes (06/15)	127.00	05/22/15	CME	39	28,201	(15,234)
Put - Euro-Bund (06/15)	154.00	05/22/15	CME	28	5,616	(2,107)
Put - Euro-Bund (06/15)	155.00	05/22/15	CME	2	610	(280)
Put - U.S. Treasury 30-Year Bonds (06/15)	155.00	05/22/15	CME	6	3,918	(2,437)
Put - Eurodollar Midcurve (06/15)	98.50	06/12/15	CME	26	10,503	(812)
Put - Eurodollar Midcurve (06/15)	98.75	06/12/15	CME	38	11,751	(4,513)

					106,847	(71,086)

					$206,637	($177,374)

Total Written Options					$536,974	($300,134)

(l)	Swap agreements outstanding as of March 31, 2015 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Venezuela Government	5.000%	06/20/15	BRC	35.002%	$100,000	$6,281	$12,999	($6,718)
Venezuela Government	5.000%	06/20/15	GSC	35.002%	200,000	12,562	23,100	(10,538)

						$18,843	$36,099	($17,256)

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (2)
Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazilian Government	1.000%	06/20/15	DUB	1.024%	$1,000,000	$280	($10,975)	$11,255
United Kingdom Index-Linked Treasury Gilt	1.000%	06/20/15	GSC	0.043%	1,100,000	2,734	10,164	(7,430)
Brazilian Government	1.000%	06/20/15	HSB	1.024%	1,000,000	280	(10,975)	11,255
Brazilian Government	1.000%	09/20/15	BRC	1.024%	1,000,000	211	(7,735)	7,946
Mexico Government	1.000%	09/20/15	BRC	0.460%	1,000,000	2,915	(7,735)	10,650
Brazilian Government	1.000%	09/20/15	HSB	1.024%	600,000	127	(5,961)	6,088
Brazilian Government	1.000%	09/20/15	UBS	1.024%	500,000	106	(4,731)	4,837
General Electric Capital Corp	1.000%	12/20/15	MSC	0.224%	500,000	2,998	(9,796)	12,794
Brazilian Government	1.000%	03/20/16	CIT	1.195%	2,200,000	(3,459)	(15,567)	12,108
Mexico Government	1.000%	03/20/16	CIT	0.535%	1,100,000	5,364	(8,978)	14,342
Mexico Government	1.000%	03/20/16	DUB	0.535%	700,000	3,414	(5,135)	8,549
General Electric Capital Corp	1.000%	06/20/16	BRC	0.285%	1,800,000	16,448	26,736	(10,288)
Brazilian Government	1.000%	06/20/16	CIT	1.296%	700,000	(2,309)	(2,363)	54
Brazilian Government	1.000%	09/20/16	GSC	1.584%	200,000	(1,652)	(1,217)	(435)
Mexico Government	1.000%	09/20/16	JPM	0.662%	100,000	534	577	(43)
Indonesia Government	1.000%	06/20/17	DUB	0.628%	200,000	1,715	(5,884)	7,599
Indonesia Government	1.000%	06/20/17	UBS	0.628%	800,000	6,859	(24,192)	31,051
MetLife Inc	1.000%	03/20/19	BRC	0.561%	2,700,000	47,053	30,101	16,952
Prudential Financial Inc	1.000%	03/20/19	BRC	0.570%	3,100,000	52,931	49,794	3,137
JPMorgan Chase & Co	1.000%	03/20/19	DUB	0.486%	2,300,000	46,802	42,061	4,741
American International Group Inc	1.000%	03/20/19	GSC	0.433%	2,100,000	47,097	31,661	15,436
Colombia Government	1.000%	03/20/19	GSC	1.343%	1,800,000	(23,024)	(16,452)	(6,572)
Colombia Government	1.000%	03/20/19	HSB	1.343%	7,700,000	(98,493)	(63,012)	(35,481)
General Electric Capital Corp	1.000%	03/20/19	JPM	0.466%	1,800,000	37,972	28,913	9,059
AT&T Inc	1.000%	03/20/19	MSC	0.433%	2,800,000	62,894	43,594	19,300
Petrobras International Co SA	1.000%	12/20/19	BRC	6.138%	100,000	(19,731)	(10,916)	(8,815)
Petrobras International Co SA	1.000%	12/20/19	GSC	6.138%	300,000	(59,194)	(32,995)	(26,199)
Petrobras International Co SA	1.000%	12/20/19	JPM	6.138%	200,000	(39,463)	(22,568)	(16,895)
Telstra Corp Ltd	1.000%	06/20/21	DUB	0.621%	1,400,000	31,947	19,630	12,317

						$123,356	$16,044	$107,312

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

Credit Default Swaps on Credit Indices – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM 13 5Y	5.000%	06/20/15	BRC	$1,598,000	($6,838)	$93,483	($100,321)
CDX EM 13 5Y	5.000%	06/20/15	DUB	658,000	(2,816)	86,040	(88,856)
CDX EM 13 5Y	5.000%	06/20/15	HSB	1,128,000	(4,827)	127,126	(131,953)
CDX EM 13 5Y	5.000%	06/20/15	MSC	658,000	(2,816)	74,025	(76,841)
CDX IG 9 10Y	0.548%	12/20/17	GSC	96,450	1,245	0.00	1,245
ABX HE AAA	0.110%	05/25/46	BRC	2,421,520	(478,321)	(493,793)	15,472

					(494,373)	(113,119)	(381,254)

			Exchange
CDX IG 22 5Y	1.000%	06/20/19	CME	2,710,000	50,534	40,171	10,363
CDX HY 22 5Y	5.000%	06/20/19	CME	9,700	857	587	270
CDX IG 23 5Y	1.000%	12/20/19	CME	1,710,000	29,179	23,233	5,946
CDX HY 23 5Y	5.000%	12/20/19	CME	3,792,600	316,592	255,960	60,632
iTraxx MAIN 23 5Y	1.000%	06/20/20	ICE	EUR 1,400,000	(34,031)	(34,317)	286

					363,131	285,634	77,497

					($131,242)	$172,515	($303,757)

					$10,957	$224,658	($213,701)

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN TIIE	DUB	5.700%	01/18/19	MXN 10,000,000	$2,284	($4,168)	$6,452
28-Day MXN TIIE	JPM	5.700%	01/18/19	3,000,000	685	(1,022)	1,707
28-Day MXN TIIE	CIT	6.915%	09/10/29	18,600,000	60,200	24,406	35,794
28-Day MXN TIIE	DUB	6.810%	06/19/34	7,000,000	4,948	6,791	(1,843)

					68,117	26,007	42,110

	Exchange
28-Day MXN TIIE	CME	5.700%	01/18/19	3,000,000	2,891	7,181	(4,290)
28-Day MXN TIIE	CME	5.270%	02/05/20	8,000,000	491	—	491
28-Day MXN TIIE	CME	5.840%	09/14/21	2,400,000	2,104	(3,045)	5,149
28-Day MXN TIIE	CME	5.430%	11/17/21	117,900,000	(98,599)	12,767	(111,366)
28-Day MXN TIIE	CME	6.000%	09/02/22	25,800,000	18,010	(82,100)	100,110
28-Day MXN TIIE	CME	5.980%	08/26/24	7,900,000	254	(9,209)	9,463
28-Day MXN TIIE	CME	6.710%	09/20/29	20,100,000	54,999	17,070	37,929
28-Day MXN TIIE	CME	5.990%	01/08/30	2,900,000	7,015	(5,875)	12,890
28-Day MXN TIIE	CME	6.620%	02/18/30	8,900,000	18,541	298	18,243
28-Day MXN TIIE	CME	6.810%	06/19/34	6,200,000	13,578	4,626	8,952

					19,284	(58,287)	77,571

					$87,401	($32,280)	$119,681

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	0.665%	04/17/16	$29,500,000	($52,866)	$3,461	($56,327)
3-Month USD-LIBOR	CME	0.750%	06/17/16	13,500,000	(22,396)	(14,599)	(7,797)
6-Month GBP-LIBOR	CME	1.500%	09/18/16	GBP 200,000	(3,229)	(3,095)	(134)
6-Month GBP-LIBOR	CME	1.590%	10/05/16	5,700,000	(27,518)	114	(27,632)
6-Month GBP-LIBOR	CME	1.510%	10/07/16	1,300,000	(12,898)	(11,975)	(923)
3-Month USD-LIBOR	CME	1.050%	10/19/16	$15,400,000	(34,341)	(2,618)	(31,723)
3-Month USD-LIBOR	CME	1.000%	04/17/17	33,200,000	(111,400)	93,869	(205,269)
3-Month USD-LIBOR	CME	1.250%	06/17/17	7,500,000	(46,592)	(34,050)	(12,542)
6-Month GBP-LIBOR	CME	1.500%	09/16/17	GBP 5,600,000	(79,584)	(63,445)	(16,139)
6-Month GBP-LIBOR	CME	1.880%	10/05/17	2,600,000	(64,511)	(163,969)	99,458
3-Month USD-LIBOR	CME	1.750%	03/19/20	$13,400,000	(150,938)	(116,530)	(34,408)
3-Month USD-LIBOR	CME	2.000%	06/15/22	5,000,000	45,741	33,863	11,878
3-Month USD-LIBOR	CME	2.550%	09/04/24	200,000	(9,718)	(394)	(9,324)
6-Month EUR-LIBOR	CME	1.200%	01/22/25	EUR 500,000	(35,522)	—	(35,522)
6-Month EUR-LIBOR	CME	0.950%	03/25/25	800,000	(34,113)	—	(34,113)
3-Month USD-LIBOR	CME	2.110%	05/15/30	$18,327,000	307,607	—	307,607
3-Month USD-LIBOR	CME	3.000%	06/19/43	16,500,000	(2,305,807)	906,848	(3,212,655)
3-Month USD-LIBOR	CME	2.800%	12/18/43	4,900,000	(475,054)	(503,742)	28,688

					(3,113,139)	123,738	(3,236,877)

					($3,025,738)	$91,458	($3,117,196)

Total Swap Agreements					($3,014,781)	$316,116	($3,330,897)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MANAGED BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

(m)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$171,655,846	$—	$171,655,846	$—
	Senior Loan Notes	1,638,778	—	1,638,778	—
	Mortgage-Backed Securities	213,168,040	—	210,301,239	2,866,801
	Asset-Backed Securities	52,761,184	—	52,315,610	445,574
	U.S. Government Agency Issues	6,783,085	—	6,783,085	—
	U.S. Treasury Obligations	173,723,444	—	173,723,444	—
	Foreign Government Bonds & Notes	28,042,359	—	28,042,359	—
	Municipal Bonds	13,292,168	—	13,292,168	—
	Short-Term Investments	55,970,442	46,309,416	9,661,026	—
	Derivatives:
	Credit Contracts
	Swaps	787,931	—	787,931	—
	Foreign Currency Contracts
	Futures	218,975	218,975	—	—
	Forward Foreign Currency Contracts	1,715,959	—	1,715,959	—
	Purchased options	63	—	63	—

	Total Foreign Currency Contracts	1,934,997	218,975	1,716,022	—

	Interest Rate Contracts
	Futures	1,371,493	1,371,493	—	—
	Purchased Options	114,357	14,017	100,340	—
	Swaps	539,348	—	539,348	—

	Total Interest Rate Contracts	2,025,198	1,385,510	639,688	—

	Total Assets - Derivatives	4,748,126	1,604,485	3,143,641	—

	Total Assets	721,783,472	47,913,901	670,557,196	3,312,375

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(776,974)	—	(776,974)	—
	Foreign Currency Contracts
	Futures	(447)	(447)	—	—
	Forward Foreign Currency Contracts	(590,639)	—	(590,639)	—
	Written Options	(32,163)	(18,100)	(14,063)	—

	Total Foreign Currency Contracts	(623,249)	(18,547)	(604,702)	—

	Interest Rate Contracts
	Futures	(778,917)	(778,917)	—	—
	Written Options	(267,971)	(159,274)	(108,697)	—
	Swaps	(3,565,086)	—	(3,565,086)	—

	Total Interest Rate Contracts	(4,611,974)	(938,191)	(3,673,783)	—

	Total Liabilities - Derivatives	(6,012,197)	(956,738)	(5,055,459)	—

	Total Liabilities	(6,012,197)	(956,738)	(5,055,459)	—

	Total	$715,771,275	$46,957,163	$665,501,737	$3,312,375

Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2015, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Reverse Repurchase Agreement	($617,500)	$—	($617,500)	$—
	Sale-buyback Financing Transactions	(6,093,639)	—	(6,093,639)	—

	Total	($6,711,139)	$—	($6,711,139)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SHORT DURATION BOND FUND **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 47.0%

Consumer Discretionary - 4.0%

AutoZone Inc
1.300% due 01/13/17	$345,000	$345,775
5.500% due 11/15/15	110,000	113,257
Brinker International Inc 2.600% due 05/15/18	180,000	180,934
Carnival Corp (Panama) 1.200% due 02/05/16	225,000	225,370
Dollar General Corp 4.125% due 07/15/17	630,000	662,945
DR Horton Inc 4.750% due 05/15/17	325,000	341,250
Family Tree Escrow LLC 5.250% due 03/01/20 ~	175,000	184,187
General Motors Co 3.500% due 10/02/18	450,000	463,302
GLP Capital LP 4.375% due 11/01/18	525,000	542,062
Mohawk Industries Inc 6.125% due 01/15/16	690,000	716,385
NBCUniversal Enterprise Inc 0.938% due 04/15/18 § ~	290,000	292,348
Newell Rubbermaid Inc 2.050% due 12/01/17	865,000	870,114
Omnicom Group Inc 5.900% due 04/15/16	670,000	701,442
Pinnacle Entertainment Inc 7.500% due 04/15/21	295,000	313,069
The Interpublic Group of Cos Inc 2.250% due 11/15/17	750,000	756,353
Thomson Reuters Corp (Canada)
0.875% due 05/23/16	255,000	254,951
1.300% due 02/23/17	200,000	200,291
1.650% due 09/29/17	370,000	370,886
Time Warner Cable Inc 8.250% due 04/01/19	395,000	483,562
Viacom Inc 2.500% due 09/01/18	105,000	106,877
Whirlpool Corp
1.350% due 03/01/17	145,000	145,377
1.650% due 11/01/17	210,000	211,446

		8,482,183

Consumer Staples - 2.0%

Avon Products Inc 3.125% due 03/15/16	195,000	195,000
BAT International Finance PLC (United Kingdom) 1.400% due 06/05/15 ~	710,000	710,849
Bunge Ltd Finance Corp
3.200% due 06/15/17	730,000	752,656
4.100% due 03/15/16	255,000	261,545
CVS Health Corp 1.200% due 12/05/16	245,000	246,694
Imperial Tobacco Finance PLC (United Kingdom) 2.050% due 02/11/18 ~	755,000	760,122
Reynolds American Inc 1.050% due 10/30/15	125,000	125,128
The Kroger Co 1.200% due 10/17/16	180,000	180,556
Tyson Foods Inc 2.650% due 08/15/19	300,000	307,494
Walgreens Boots Alliance Inc 1.750% due 11/17/17	160,000	161,534
Wm Wrigley Jr Co
1.400% due 10/21/16 ~	110,000	110,432
2.000% due 10/20/17 ~	525,000	530,912

		4,342,922

	Principal Amount	Value
Energy - 10.3%

Anadarko Petroleum Corp
5.950% due 09/15/16	$190,000	$202,738
6.375% due 09/15/17	685,000	762,451
Cameron International Corp
1.150% due 12/15/16	85,000	84,403
1.400% due 06/15/17	290,000	285,842
Canadian Natural Resources Ltd (Canada) 5.700% due 05/15/17	455,000	492,561
Chesapeake Energy Corp 3.250% due 03/15/16	375,000	375,469
China Shenhua Overseas Capital Co Ltd (United Kingdom)
2.500% due 01/20/18 ~	545,000	549,186
3.125% due 01/20/20 ~	715,000	728,656
CNOOC Finance Ltd (United Kingdom) 1.125% due 05/09/16	208,000	207,782
CNOOC Nexen Finance ULC (Canada) 1.625% due 04/30/17	245,000	244,519
Concho Resources Inc 7.000% due 01/15/21	345,000	363,112
Continental Resources Inc 7.125% due 04/01/21	500,000	523,750
DCP Midstream LLC 5.375% due 10/15/15 ~	365,000	367,099
DCP Midstream Operating LP
2.500% due 12/01/17	625,000	590,807
3.250% due 10/01/15	525,000	528,675
Delek & Avner Tamar Bond Ltd (Israel) 2.803% due 12/30/16 ~	165,000	164,886
Ecopetrol SA (Colombia) 4.250% due 09/18/18	325,000	341,250
Enbridge Energy Partners LP 5.875% due 12/15/16	445,000	476,615
Energy Transfer Partners LP 6.700% due 07/01/18	195,000	221,574
EnLink Midstream Partners LP 2.700% due 04/01/19	85,000	85,061
Enterprise Products Operating LLC
1.250% due 08/13/15	370,000	370,572
2.550% due 10/15/19	225,000	228,252
Exxon Mobil Corp
0.634% due 03/06/22 §	1,010,000	1,013,738
1.305% due 03/06/18	710,000	714,183
Florida Gas Transmission Co LLC 4.000% due 07/15/15 ~	520,000	524,260
Freeport-McMoran Oil & Gas LLC
6.125% due 06/15/19	90,000	95,355
6.500% due 11/15/20	600,000	638,250
Kinder Morgan Energy Partners LP 3.500% due 03/01/16	175,000	178,649
Kinder Morgan Inc 2.000% due 12/01/17	110,000	109,884
Korea National Oil Corp (South Korea) 4.000% due 10/27/16 ~	240,000	249,910
Marathon Oil Corp 0.900% due 11/01/15	740,000	740,251
Murphy Oil Corp 2.500% due 12/01/17	1,015,000	1,001,061
Nabors Industries Inc 2.350% due 09/15/16	150,000	149,604
Noble Holding International Ltd (Cayman)
2.500% due 03/15/17	65,000	64,020
3.050% due 03/01/16	415,000	417,444
3.450% due 08/01/15	110,000	110,472
ONEOK Partners LP
3.200% due 09/15/18	40,000	40,516
3.250% due 02/01/16	640,000	648,619

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SHORT DURATION BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	$280,000	$288,643
Petroleos Mexicanos (Mexico)
3.125% due 01/23/19	80,000	81,800
3.500% due 07/23/20 ~	170,000	174,250
Pioneer Natural Resources Co 5.875% due 07/15/16	1,080,000	1,140,242
Plains All American Pipeline LP 3.950% due 09/15/15	1,095,000	1,110,198
Regency Energy Partners LP 8.375% due 06/01/19 ~	450,000	473,625
Rowan Cos Inc 5.000% due 09/01/17	120,000	123,649
SESI LLC
6.375% due 05/01/19	545,000	555,900
7.125% due 12/15/21	580,000	588,700
Southwestern Energy Co 3.300% due 01/23/18	115,000	117,267
Spectra Energy Partners LP 2.950% due 09/25/18	185,000	190,825
Talisman Energy Inc (Canada) 5.125% due 05/15/15	620,000	622,522
Tennessee Gas Pipeline Co LLC 8.000% due 02/01/16	580,000	610,044
Transocean Inc (Cayman)
2.500% due 10/15/17	785,000	723,181
4.950% due 11/15/15	114,000	116,422
5.050% due 12/15/16	130,000	131,787

		21,940,531

Financials - 16.7%

Aflac Inc 2.650% due 02/15/17	75,000	77,340
AIA Group Ltd (Hong Kong) 2.250% due 03/11/19 ~	200,000	201,711
Ally Financial Inc 2.750% due 01/30/17	575,000	574,316
American Express Co 0.852% due 05/22/18 §	810,000	811,111
Bank of America Corp
1.250% due 01/11/16	365,000	365,770
1.500% due 10/09/15	110,000	110,480
1.700% due 08/25/17	555,000	557,369
5.650% due 05/01/18	175,000	194,230
6.400% due 08/28/17	205,000	227,295
6.875% due 04/25/18	320,000	366,236
Banque Federative du Credit Mutuel SA (France) 2.500% due 10/29/18 ~	375,000	383,704
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	775,000	853,957
BB&T Corp 1.131% due 06/15/18 §	325,000	328,322
BPCE SA (France) 2.500% due 12/10/18	570,000	584,046
Capital One Bank USA NA 1.150% due 11/21/16	250,000	250,034
Citigroup Inc
1.550% due 08/14/17	980,000	981,080
1.800% due 02/05/18	145,000	145,381
1.850% due 11/24/17	265,000	266,996
CNA Financial Corp 6.500% due 08/15/16	1,070,000	1,146,518
Daimler Finance North America LLC 1.115% due 08/01/18 § ~	445,000	446,958
Discover Bank
2.000% due 02/21/18	250,000	250,421
7.000% due 04/15/20	660,000	784,351
Discover Financial Services 6.450% due 06/12/17	105,000	115,783

	Principal Amount	Value
Fidelity National Financial Inc 6.600% due 05/15/17	$480,000	$524,627
Fifth Third Bancorp 3.625% due 01/25/16	310,000	316,710
Fifth Third Bank 1.150% due 11/18/16	470,000	470,811
Ford Motor Credit Co LLC
1.684% due 09/08/17	660,000	659,327
1.700% due 05/09/16	295,000	296,428
3.000% due 06/12/17	610,000	628,882
General Electric Capital Corp 0.965% due 04/02/18 §	925,000	935,541
General Motors Financial Co Inc
3.000% due 09/25/17	175,000	178,442
3.150% due 01/15/20	545,000	552,082
Hazine Mustesarligi Varlik Kiralama AS (Turkey) 4.557% due 10/10/18 ~	325,000	342,062
HBOS PLC (United Kingdom) 6.750% due 05/21/18 ~	710,000	796,026
Hyundai Capital America
1.450% due 02/06/17 ~	790,000	791,118
1.625% due 10/02/15 ~	195,000	195,881
1.875% due 08/09/16 ~	230,000	232,064
3.750% due 04/06/16 ~	140,000	143,555
Hyundai Capital Services Inc (South Korea)
3.500% due 09/13/17 ~	200,000	207,571
4.375% due 07/27/16 ~	525,000	546,985
6.000% due 05/05/15 ~	100,000	100,383
Intercontinental Exchange Inc 2.500% due 10/15/18	195,000	201,168
JPMorgan Chase & Co 2.000% due 08/15/17	1,125,000	1,141,596
KeyBank NA 4.950% due 09/15/15	180,000	183,575
KeyCorp 3.750% due 08/13/15	325,000	328,574
Kilroy Realty LP REIT 5.000% due 11/03/15	405,000	413,755
Legg Mason Inc 2.700% due 07/15/19	80,000	81,568
Lloyds Bank PLC (United Kingdom) 2.300% due 11/27/18	325,000	330,652
Marsh & McLennan Cos Inc 2.550% due 10/15/18	235,000	241,527
Metropolitan Life Global Funding I 1.500% due 01/10/18 ~	365,000	366,733
Mizuho Bank Ltd (Japan) 1.700% due 09/25/17 ~	450,000	451,198
Morgan Stanley
1.106% due 01/24/19 §	1,385,000	1,390,906
1.536% due 04/25/18 §	645,000	655,752
MUFG Union Bank NA 2.125% due 06/16/17	435,000	441,547
National Bank of Canada (Canada) 1.450% due 11/07/17	965,000	961,793
Nordea Bank AB (Sweden) 0.875% due 05/13/16 ~	1,160,000	1,162,515
Principal Financial Group Inc 1.850% due 11/15/17	115,000	116,049
Principal Life Global Funding II
1.500% due 09/11/17 ~	565,000	567,682
2.200% due 04/08/20 ~	405,000	404,465
Regions Bank 7.500% due 05/15/18	250,000	290,994
Regions Financial Corp 5.750% due 06/15/15	200,000	201,784
Royal Bank of Scotland Group PLC (United Kingdom) 2.550% due 09/18/15	415,000	418,172

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SHORT DURATION BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Santander Bank NA 2.000% due 01/12/18	$250,000	$251,199
Standard Chartered PLC (United Kingdom) 1.500% due 09/08/17 ~	665,000	664,864
Sumitomo Mitsui Banking Corp (Japan) 0.900% due 01/18/16	280,000	280,411
Sumitomo Mitsui Trust Bank Ltd (Japan) 1.800% due 03/28/18 ~	720,000	722,961
SunTrust Banks Inc 2.350% due 11/01/18	260,000	264,266
Swedbank AB (Sweden) 1.750% due 03/12/18 ~	1,065,000	1,069,097
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 1.550% due 09/09/16 ~	695,000	699,331
The Goldman Sachs Group Inc
1.600% due 11/23/15	139,000	139,829
6.150% due 04/01/18	235,000	264,267
6.250% due 09/01/17	1,110,000	1,231,393
Ventas Realty LP REIT
1.250% due 04/17/17	125,000	124,770
1.550% due 09/26/16	200,000	201,378
2.000% due 02/15/18	170,000	171,727
3.125% due 11/30/15	650,000	659,329
WEA Finance LLC 1.750% due 09/15/17 ~	360,000	362,006
XLIT Ltd (Cayman) 2.300% due 12/15/18	280,000	284,671

		35,685,408

Health Care - 3.7%

AbbVie Inc 1.200% due 11/06/15	670,000	671,068
Actavis Funding SCS (Luxembourg) 2.350% due 03/12/18	810,000	821,410
Actavis Inc 1.875% due 10/01/17	505,000	506,382
Aetna Inc 1.500% due 11/15/17	745,000	748,930
Agilent Technologies Inc 6.500% due 11/01/17	87,000	96,307
Catholic Health Initiatives
1.600% due 11/01/17	65,000	65,218
2.600% due 08/01/18	305,000	313,529
Celgene Corp 1.900% due 08/15/17	975,000	987,810
Express Scripts Holding Co
1.250% due 06/02/17	360,000	359,793
3.125% due 05/15/16	475,000	486,647
Humana Inc 2.625% due 10/01/19	195,000	199,019
Life Technologies Corp 3.500% due 01/15/16	235,000	239,653
McKesson Corp 0.950% due 12/04/15	185,000	185,445
Perrigo Co PLC (Ireland) 1.300% due 11/08/16	415,000	414,856
Takeda Pharmaceutical Co Ltd (Japan) 1.625% due 03/17/17 ~	445,000	449,127
Thermo Fisher Scientific Inc 1.300% due 02/01/17	755,000	755,647
UnitedHealth Group Inc 1.875% due 11/15/16	155,000	157,627
Zimmer Holdings Inc 2.000% due 04/01/18	440,000	443,643

		7,902,111

	Principal Amount	Value
Industrials - 4.4%

CNH Industrial Capital LLC 3.875% due 11/01/15	$770,000	$777,700
Eaton Corp 1.500% due 11/02/17	265,000	266,121
ERAC USA Finance LLC
1.400% due 04/15/16 ~	330,000	331,110
2.750% due 03/15/17 ~	175,000	179,698
2.800% due 11/01/18 ~	50,000	51,491
5.600% due 05/01/15 ~	135,000	135,457
6.375% due 10/15/17 ~	445,000	498,830
GATX Corp
1.250% due 03/04/17	445,000	443,313
2.375% due 07/30/18	110,000	111,382
2.600% due 03/30/20	25,000	25,096
3.500% due 07/15/16	360,000	370,015
Heathrow Funding Ltd (United Kingdom) 2.500% due 06/25/17 ~	610,000	612,079
HPHT Finance 15 Ltd (Cayman) 2.250% due 03/17/18 ~	200,000	200,789
Hutchison Whampoa International Ltd (Cayman) 1.625% due 10/31/17 ~	1,250,000	1,245,405
International Lease Finance Corp 2.221% due 06/15/16 §	405,000	406,519
JB Hunt Transport Services Inc 2.400% due 03/15/19	105,000	107,039
Kansas City Southern de Mexico SA de CV (Mexico) 2.350% due 05/15/20	540,000	532,526
Norfolk Southern Corp 5.750% due 01/15/16	930,000	965,664
Penske Truck Leasing Co LP
2.500% due 03/15/16 ~	655,000	664,591
2.500% due 06/15/19 ~	270,000	270,617
2.875% due 07/17/18 ~	150,000	153,524
3.125% due 05/11/15 ~	140,000	140,299
Roper Industries Inc
1.850% due 11/15/17	105,000	105,772
2.050% due 10/01/18	270,000	271,049
Southwest Airlines Co
2.750% due 11/06/19	300,000	307,153
5.750% due 12/15/16	235,000	252,047

		9,425,286

Information Technology - 1.9%

Alibaba Group Holding Ltd (Cayman) 2.500% due 11/28/19 ~	470,000	470,674
Amphenol Corp 1.550% due 09/15/17	180,000	180,590
Anstock II Ltd (Cayman) 2.125% due 07/24/17 ~	250,000	248,530
Avnet Inc 6.625% due 09/15/16	115,000	123,266
Baidu Inc (Cayman) 2.750% due 06/09/19	210,000	212,578
Fidelity National Information Services Inc 1.450% due 06/05/17	165,000	164,924
Fiserv Inc
3.125% due 06/15/16	740,000	759,136
6.800% due 11/20/17	25,000	28,251
Juniper Networks Inc 3.100% due 03/15/16	125,000	127,157
Keysight Technologies Inc 3.300% due 10/30/19 ~	1,040,000	1,048,783
Tencent Holdings Ltd (Cayman)
2.000% due 05/02/17 ~	315,000	316,877
2.875% due 02/11/20 ~	200,000	201,681
Xerox Corp 2.950% due 03/15/17	70,000	72,109

		3,954,556

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SHORT DURATION BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Materials - 1.1%

Anglo American Capital PLC (United Kingdom) 1.203% due 04/15/16 § ~	$240,000	$239,936
Eastman Chemical Co 2.400% due 06/01/17	230,000	234,907
Goldcorp Inc (Canada) 2.125% due 03/15/18	510,000	513,642
INVISTA Finance LLC 4.250% due 10/15/19 ~	250,000	249,687
Martin Marietta Materials Inc 1.373% due 06/30/17 §	305,000	303,480
Rock-Tenn Co 3.500% due 03/01/20	495,000	514,435
Vale Overseas Ltd (Cayman) 6.250% due 01/23/17	235,000	249,242

		2,305,329

Telecommunication Services - 1.7%

America Movil SAB de CV (Mexico) 2.375% due 09/08/16	275,000	279,851
CC Holdings GS V LLC 2.381% due 12/15/17	1,050,000	1,059,262
GTP Acquisition Partners I LLC
2.364% due 05/15/43 ~	300,000	299,648
4.347% due 06/15/41 ~	190,000	193,641
SBA Tower Trust
2.240% due 04/15/43 ~	300,000	300,183
2.933% due 12/15/42 ~	920,000	931,538
3.598% due 04/15/43 ~	250,000	250,523
Verizon Communications Inc 2.625% due 02/21/20	276,000	281,304

		3,595,950

Utilities - 1.2%

Commonwealth Edison Co 1.950% due 09/01/16	120,000	122,024
Dominion Resources Inc 1.950% due 08/15/16	165,000	166,998
Exelon Generation Co LLC 2.950% due 01/15/20	210,000	213,780
Georgia Power Co 0.591% due 03/15/16 §	220,000	219,930
Korea Hydro & Nuclear Power Co Ltd (South Korea) 3.125% due 09/16/15 ~	275,000	277,953
Mississippi Power Co 2.350% due 10/15/16	120,000	122,798
Monongahela Power Co 5.700% due 03/15/17 ~	65,000	70,114
NextEra Energy Capital Holdings Inc 1.200% due 06/01/15	185,000	185,018
PPL Capital Funding Inc 1.900% due 06/01/18	145,000	145,512
PSEG Power LLC 2.750% due 09/15/16	130,000	133,195
San Diego Gas & Electric Co 1.914% due 02/01/22	195,000	196,296
The Southern Co 1.950% due 09/01/16	145,000	147,282
Zhejiang Energy Group Hong Kong Ltd (Hong Kong) 2.300% due 09/30/17 ~	635,000	633,094

		2,633,994

Total Corporate Bonds & Notes (Cost $99,826,621)		100,268,270

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 21.6%

Collateralized Mortgage Obligations - Commercial - 8.6%

Banc of America Commercial Mortgage Trust
5.448% due 09/10/47 "	$30,000	$31,518
5.634% due 07/10/46 "	855,447	887,711
6.011% due 02/10/51 " §	25,000	27,191
Banc of America Merrill Lynch Commercial Mortgage Inc 4.668% due 07/10/43 "	250,217	250,425
Bear Stearns Commercial Mortgage Securities Trust
4.674% due 06/11/41 "	53,314	53,358
5.201% due 12/11/38 "	195,000	205,419
5.540% due 09/11/41 "	158,985	166,014
Citigroup Commercial Mortgage Trust
1.102% due 11/10/46 "	281,332	281,403
1.199% due 03/10/47 "	207,654	207,584
1.242% due 05/10/47 "	214,257	214,043
1.392% due 07/10/47 "	151,900	152,112
1.485% due 10/10/47 "	75,864	76,053
Commercial Mortgage Trust
1.022% due 02/13/32 " § ~	180,000	179,835
1.156% due 12/10/44 "	3,218	3,219
1.218% due 02/10/47 "	680,243	679,624
1.259% due 04/10/47 "	346,749	345,869
1.275% due 05/10/47 "	176,843	176,653
1.298% due 03/10/47 "	273,074	273,364
1.309% due 08/10/47 "	93,796	93,761
1.324% due 11/10/47 "	98,366	98,253
1.373% due 09/10/47 "	433,159	433,704
1.381% due 10/10/47 "	204,792	204,851
1.415% due 08/10/47 "	593,623	594,254
1.442% due 07/15/47 "	212,758	212,707
1.445% due 12/10/47 "	231,732	232,210
1.494% due 12/10/47 "	92,808	93,227
5.167% due 06/10/44 " §	70,000	70,561
6.014% due 07/10/38 " §	138,995	144,137
Credit Suisse Mortgage Trust 1.050% due 04/15/27 " § ~	100,000	99,694
DBUBS Mortgage Trust 2.238% due 08/10/44 "	44,332	44,545
Freddie Mac Multifamily Structured Pass-Through Certificates
1.369% due 05/25/19 "	686,828	689,807
1.426% due 08/25/17 "	640,000	647,057
GS Mortgage Securities Trust
1.206% due 07/10/46 "	201,762	202,788
1.290% due 06/10/47 "	182,902	182,921
1.343% due 04/10/47 "	356,423	356,234
1.509% due 09/10/47 "	362,158	363,773
5.553% due 04/10/38 " §	620,000	630,341
JP Morgan Chase Commercial Mortgage Securities Trust
1.031% due 05/15/45 "	9,371	9,375
1.268% due 07/15/47 "	173,153	173,107
4.996% due 08/15/42 " §	400,000	402,682
JPMBB Commercial Mortgage Securities Trust
1.085% due 07/15/45 "	242,953	243,205
1.266% due 04/15/47 "	207,577	207,628
1.322% due 08/15/47 "	148,475	148,534
1.451% due 09/15/47 "	293,511	294,270
1.539% due 11/15/47 "	61,695	61,865
1.596% due 01/15/48 "	576,244	578,130
1.650% due 09/15/47 "	164,535	165,576
LB-UBS Commercial Mortgage Trust
4.954% due 09/15/30 "	20,506	20,519
5.822% due 06/15/38 " §	873,512	910,521

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SHORT DURATION BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Merrill Lynch Countrywide Commercial Mortgage Trust 6.062% due 06/12/46 " §	$619,192	$642,421
Merrill Lynch Mortgage Trust 5.782% due 08/12/43 " §	175,000	184,688
Morgan Stanley Bank of America Merrill Lynch Trust
1.250% due 02/15/47 "	184,423	183,964
1.294% due 06/15/47 "	134,646	134,249
1.308% due 08/15/46 "	415,077	417,399
1.313% due 10/15/46 "	401,743	404,335
1.313% due 04/15/47 "	72,436	72,385
1.551% due 08/15/47 "	273,112	273,832
1.573% due 12/15/47 "	396,124	398,252
1.686% due 10/15/47 "	213,164	214,814
Morgan Stanley Capital I Trust 5.731% due 07/12/44 " §	287,853	298,484
Wells Fargo Commercial Mortgage Trust
1.437% due 12/15/47 "	494,819	495,813
1.471% due 04/15/50 "	190,000	190,225
WFRBS Commercial Mortgage Trust
1.193% due 03/15/47 "	282,168	281,732
1.283% due 05/15/47 "	334,831	335,099
1.390% due 11/15/47 "	43,061	43,072
1.406% due 09/15/46 "	157,531	158,608
1.413% due 08/15/47 "	375,172	376,221
1.479% due 09/15/57 "	259,340	260,268
1.607% due 06/15/44 " ~	25,321	25,348
1.663% due 10/15/57 "	121,454	122,431

		18,335,272

Collateralized Mortgage Obligations - Residential - 4.6%

Alternative Loan Trust 2.434% due 12/25/34 " §	163,954	158,420
Deutsche Alt-A Securities Inc Mortgage Loan Trust 0.574% due 04/25/35 " §	191,842	170,107
DSLA Mortgage Loan Trust 1.018% due 09/19/44 " §	556,690	530,838
Fannie Mae
0.452% due 04/25/45 " §	1,730,000	1,730,000
0.574% due 01/25/45 " §	224,703	225,737
0.624% due 07/25/42 " §	636,351	638,914
5.000% due 08/25/19 "	146,383	152,496
Fannie Mae Connecticut Avenue Securities
1.674% due 02/25/25 " §	249,950	251,376
2.124% due 11/25/24 " §	294,323	297,274
2.274% due 11/25/24 " §	154,408	156,205
Fosse Master Issuer PLC (United Kingdom) 1.657% due 10/18/54 " § ~	149,981	150,830
Freddie Mac
0.525% due 02/15/45 " §	991,196	992,893
0.625% due 05/15/36 - 09/15/42 " §	954,489	957,379
0.675% due 08/15/41 - 07/15/42 " §	1,060,154	1,070,561
Freddie Mac Structured Agency Credit Risk Debt Notes
1.223% due 03/25/25 " §	250,000	250,312
1.624% due 09/25/24 " §	402,960	405,510
1.824% due 10/25/24 " §	307,264	308,643
HarborView Mortgage Loan Trust 0.398% due 05/19/35 " §	132,496	111,003
Holmes Master Issuer PLC (United Kingdom) 1.903% due 10/15/54 " § ~	388,326	388,512
JP Morgan Alternative Loan Trust 0.361% due 06/25/37 " §	87,407	83,278
Lanark Master Issuer PLC (United Kingdom) 0.762% due 12/22/54 " § ~	285,314	285,784
Silverstone Master Issuer PLC (United Kingdom) 1.806% due 01/21/55 " § ~	175,000	176,221
Structured Adjustable Rate Mortgage Loan Trust 2.499% due 11/25/34 " §	201,984	203,421

		9,695,714

	Principal Amount	Value
Fannie Mae - 6.7%

1.933% due 01/01/35 " §	$816,050	$857,318
2.364% due 09/01/34 " §	553,337	593,754
2.486% due 11/01/34 " §	387,265	415,015
2.593% due 09/01/35 " §	770,232	827,665
3.500% due 12/01/25 - 01/01/27 "	1,564,861	1,665,438
4.000% due 07/01/25 - 10/01/41 "	2,203,534	2,349,725
4.500% due 04/01/26 - 08/01/40 "	1,744,229	1,894,236
5.000% due 07/01/19 - 07/01/41 "	1,484,082	1,621,392
5.500% due 01/01/35 - 12/01/39 "	2,116,756	2,391,238
6.000% due 01/01/33 - 10/01/40 "	1,497,853	1,715,491

		14,331,272

Freddie Mac - 0.7%

4.500% due 11/01/23 "	971,079	1,041,884
5.000% due 11/01/16 - 04/01/18 "	37,820	39,733
5.500% due 01/01/20 - 12/01/39 "	338,516	379,150

		1,460,767

Government National Mortgage Association - 1.0%

3.000% due 10/20/44 - 11/20/44 " §	1,003,500	1,049,525
3.500% due 03/20/26 - 03/20/43 "	658,813	699,843
5.000% due 12/20/34 - 02/20/40 "	138,767	155,638
6.000% due 07/15/36 "	234,992	278,170

		2,183,176

Total Mortgage-Backed Securities (Cost $46,117,816)		46,006,201

ASSET-BACKED SECURITIES - 18.7%

Ally Auto Receivables Trust
0.750% due 02/21/17 "	380,000	379,670
3.150% due 10/15/18 " ~	135,000	137,799
Ally Master Owner Trust 1.000% due 02/15/18 "	230,000	230,515
American Express Credit Account Master Trust
0.990% due 03/15/18 "	440,000	440,658
1.070% due 05/15/18 " ~	100,000	100,169
1.260% due 01/15/20 "	420,000	421,320
1.290% due 03/15/18 " ~	500,000	500,900
AmeriCredit Automobile Receivables Trust
0.960% due 04/09/18 "	90,000	90,125
1.190% due 05/08/18 "	190,000	190,640
1.260% due 11/08/19 "	670,000	671,083
1.600% due 07/08/19 "	300,000	299,991
1.730% due 02/08/17 "	41,898	41,918
ARI Fleet Lease Trust 0.810% due 11/15/22 " ~	432,880	432,853
Ascentium Equipment Receivables LLC 1.150% due 07/10/17 " ~	245,000	245,300
BMW Vehicle Lease Trust 0.540% due 09/21/15 "	35,916	35,915
BMW Vehicle Owner Trust 1.500% due 02/25/21 "	325,000	326,968
Capital Auto Receivables Asset Trust
1.240% due 10/20/17 "	530,000	531,732
1.260% due 05/21/18 "	640,000	642,572
1.320% due 06/20/18 "	310,000	311,272
1.480% due 11/20/18 "	345,000	345,895
2.220% due 01/22/19 "	90,000	91,297
CarMax Auto Owner Trust
0.640% due 01/16/18 "	464,469	464,271
1.250% due 11/15/19 "	325,000	325,572
1.380% due 11/15/19 "	235,000	235,868
1.690% due 08/15/19 "	45,000	45,087
1.810% due 07/15/20 "	185,000	186,715
1.930% due 11/15/19 "	65,000	65,081
CCG Receivables Trust 1.060% due 11/15/21 " ~	243,370	243,480

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SHORT DURATION BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Citibank Credit Card Issuance Trust 1.020% due 02/22/19 "	$690,000	$690,628
Citigroup Mortgage Loan Trust Inc 0.334% due 06/25/37 " §	225,368	214,207
CNH Equipment Trust
0.690% due 06/15/18 "	435,013	435,208
1.050% due 11/15/19 "	465,000	465,541
CNH Wholesale Master Note Trust 0.775% due 08/15/19 " § ~	270,000	270,590
DB Master Finance LLC 3.262% due 02/20/45 " ~	690,000	697,274
Diamond Resorts Owner Trust
2.270% due 05/20/26 " ~	198,567	199,695
2.540% due 05/20/27 " ~	352,132	354,105
Discover Card Execution Note Trust 1.390% due 04/15/20 "	665,000	667,289
Domino’s Pizza Master Issuer LLC 5.216% due 01/25/42 " ~	463,800	482,773
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 " ~	201,425	201,150
Enterprise Fleet Financing LLC
0.680% due 09/20/18 " ~	183,571	183,527
0.870% due 09/20/19 " ~	219,626	219,672
1.050% due 03/20/20 " ~	1,140,000	1,139,338
1.060% due 03/20/19 " ~	156,602	156,856
1.300% due 09/20/20 " ~	425,000	425,711
Exeter Automobile Receivables Trust 1.060% due 08/15/18 " ~	59,560	59,421
Ford Credit Auto Lease Trust
1.100% due 12/15/15 " ~	29,313	29,319
1.100% due 11/15/17 "	250,000	250,275
1.230% due 11/15/16 "	285,000	284,871
1.500% due 03/15/17 " ~	125,000	125,076
1.510% due 08/15/17 "	195,000	195,691
Ford Credit Auto Owner Trust 1.060% due 05/15/19 "	445,000	445,984
Ford Credit Floorplan Master Owner Trust
1.400% due 08/15/19 "	1,245,000	1,248,651
1.420% due 01/15/20 "	380,000	380,188
GE Dealer Floorplan Master Note Trust
0.556% due 07/20/19 " §	870,000	869,663
0.576% due 04/20/18 " §	515,000	515,289
0.616% due 10/20/17 " §	630,000	630,204
0.626% due 10/20/19 " §	640,000	640,097
GE Equipment Midticket LLC 0.780% due 09/22/20 "	410,000	410,363
GE Equipment Small Ticket LLC 0.950% due 09/25/17 " ~	670,000	670,342
GE Equipment Transportation LLC 1.280% due 02/25/19 "	122,000	122,159
GreatAmerica Leasing Receivables 0.890% due 07/15/17 " ~	400,000	399,691
GSAA Home Equity Trust
0.230% due 07/25/37 " §	475,441	420,033
0.454% due 10/25/35 " §	93,034	86,720
0.544% due 10/25/35 " §	549,176	529,953
GSAA Trust 0.604% due 06/25/35 " §	324,509	308,119
Hilton Grand Vacations Trust 1.770% due 11/25/26 " ~	268,534	267,030
Honda Auto Receivables Owner Trust
0.990% due 09/17/18 "	385,000	385,679
1.040% due 02/18/20 "	65,000	65,107
1.050% due 10/15/18 "	310,000	310,542
1.130% due 09/16/19 "	125,000	125,484
Hyundai Auto Lease Securitization Trust
1.260% due 09/17/18 " ~	145,000	145,158
1.650% due 08/15/19 " ~	535,000	537,389

	Principal Amount	Value
Hyundai Auto Receivables Trust
0.730% due 06/15/18 "	$565,000	$564,710
0.750% due 09/17/18 "	215,000	214,811
1.050% due 04/15/19 "	265,000	264,788
3.510% due 11/15/17 "	290,000	294,842
John Deere Owner Trust
1.070% due 11/15/18 "	860,000	861,896
1.320% due 06/17/19 "	145,000	145,588
Kubota Credit Owner Trust
0.580% due 02/15/17 " ~	295,342	295,186
1.540% due 03/15/19 " ~	530,000	530,574
Mercedes Benz Auto Lease Trust 1.100% due 08/15/17 "	785,000	786,402
MMAF Equipment Finance LLC 0.870% due 01/08/19 " ~	805,000	804,088
Motor PLC (United Kingdom)
0.654% due 08/25/21 " § ~	220,946	221,305
0.674% due 02/25/21 " § ~	60,000	60,049
MVW Owner Trust
2.150% due 04/22/30 " ~	71,875	72,228
2.250% due 09/20/31 " ~	249,611	250,166
Navistar Financial Dealer Note Master Trust 0.854% due 09/25/18 " § ~	355,000	355,324
Nissan Auto Receivables Owner Trust 1.110% due 05/15/19 "	355,000	356,414
Nissan Master Owner Trust Receivables 1.440% due 01/15/20 "	365,000	365,505
Sierra Receivables Funding Co LLC 2.400% due 03/22/32 " ~	495,000	496,135
Sierra Timeshare Receivables Funding LLC
1.590% due 11/20/29 " ~	81,697	81,631
2.050% due 06/20/31 " ~	197,841	199,021
2.070% due 03/20/30 " ~	267,078	268,760
2.200% due 10/20/30 " ~	154,796	156,163
2.300% due 10/20/31 " ~	281,466	284,208
SMART ABS Trust (Australia) 0.990% due 08/14/17 "	265,000	265,495
SMART Trust (Australia)
0.840% due 09/14/16 "	120,868	120,981
0.950% due 02/14/18 "	550,000	549,512
0.970% due 03/14/17 "	169,817	169,800
1.180% due 02/14/19 "	580,000	576,984
1.590% due 10/14/16 " ~	199,019	199,282
Synchrony Credit Card Master Note Trust
1.610% due 11/15/20 "	730,000	732,485
1.690% due 03/15/21 "	485,000	485,645
Toyota Auto Receivables Owner Trust 1.440% due 04/15/20 "	200,000	200,949
Volkswagen Auto Lease Trust 0.800% due 04/20/17 "	150,000	150,031
Volkswagen Auto Loan Enhanced Trust
0.910% due 10/22/18 "	65,000	64,935
1.390% due 05/20/21 "	655,000	655,487
Volkswagen Credit Auto Master Trust 1.400% due 07/22/19 " ~	615,000	617,857
Volvo Financial Equipment LLC 0.820% due 04/16/18 " ~	255,000	254,568
Wells Fargo Home Equity Trust 0.324% due 01/25/37 " §	231,222	221,782
Wheels SPV LLC 0.840% due 03/20/23 " ~	288,555	288,556
World Omni Auto Receivables Trust 1.340% due 05/15/20 "	135,000	135,415
World Omni Automobile Lease Securitization Trust 1.370% due 01/15/20 "	280,000	281,995
World Omni Master Owner Trust 0.525% due 02/15/18 " § ~	655,000	654,839

Total Asset-Backed Securities (Cost $39,715,596)		39,853,120

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SHORT DURATION BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 0.5%

Fannie Mae 0.375% due 07/05/16	$605,000	$604,697
Federal Home Loan Bank 0.625% due 12/28/16	440,000	440,591

Total U.S. Government Agency Issues (Cost $1,042,983)		1,045,288

U.S. TREASURY OBLIGATIONS - 7.5%

U.S. Treasury Inflation Protected Securities - 1.6%

0.500% due 04/15/15 ^	1,456,096	1,459,737
1.875% due 07/15/15 ^	1,928,728	1,959,769

		3,419,506

U.S. Treasury Notes - 5.9%

0.500% due 07/31/17	4,030,000	4,014,573
0.875% due 11/15/17	5,005,000	5,017,903
1.250% due 01/31/20	1,810,000	1,800,385
1.750% due 09/30/19 ‡	1,730,000	1,763,114

		12,595,975

Total U.S. Treasury Obligations (Cost $15,947,691)		16,015,481

FOREIGN GOVERNMENT BONDS & NOTES - 1.8%

Iceland Government International (Iceland) 4.875% due 06/16/16 ~	985,000	1,026,293
Mexican Bonos (Mexico) 7.750% due 12/14/17	MXN 39,040,000	2,772,394

Total Foreign Government Bonds & Notes (Cost $3,866,854)		3,798,687

MUNICIPAL BONDS - 0.3%

State Board of Administration Finance Corp ‘A’ FL 1.298% due 07/01/16	$575,000	579,272
University of California 0.672% due 07/01/41 §	195,000	195,031

Total Municipal Bonds (Cost $770,000)		774,303

SHORT-TERM INVESTMENTS - 3.0%

Commercial Paper - 0.5%

Baptist Memorial Health Care Corp 0.000% due 04/16/15	1,050,000	1,050,000

	Shares	Value
Money Market Fund - 2.5%

BlackRock Liquidity Funds T-Fund Portfolio	5,379,802	$5,379,802

Total Short-Term Investments (Cost $6,429,802)		6,429,802

TOTAL INVESTMENTS - 100.4% (Cost $213,717,363)		214,191,152

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(857,030)

NET ASSETS - 100.0%		$213,334,122

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	47.0%
Mortgage-Backed Securities	21.6%
Asset-Backed Securities	18.7%
U.S. Treasury Obligations	7.5%
Short-Term Investments	3.0%
Others (each less than 3.0%)	2.6%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of March 31, 2015, an investment with a value of $20,383 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of March 31, 2015 were as follows:

Short Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes (06/15)	21	($8,581)

(e)	Forward foreign currency contracts outstanding as of March 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	493,767	MXN	7,680,000	05/15	BRC	($8,478)
USD	1,314,714	MXN	19,630,000	05/15	BRC	30,981
USD	495,957	MXN	7,465,000	05/15	JPM	7,772
USD	541,520	MXN	8,295,000	05/15	RBS	(944)

Total Forward Foreign Currency Contracts						$29,331

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SHORT DURATION BOND FUND **

Schedule of Investments (Continued)

March 31, 2015

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$100,268,270	$—	$100,268,270	$—
	Mortgage-Backed Securities	46,006,201	—	46,006,201	—
	Asset-Backed Securities	39,853,120	—	39,853,120	—
	U.S. Government Agency Issues	1,045,288	—	1,045,288	—
	U.S. Treasury Obligations	16,015,481	—	16,015,481	—
	Foreign Government Bonds & Notes	3,798,687	—	3,798,687	—
	Municipal Bonds	774,303	—	774,303	—
	Short-Term Investments	6,429,802	5,379,802	1,050,000	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	38,753	—	38,753	—

	Total Assets - Derivatives	38,753	—	38,753	—

	Total Assets	214,229,905	5,379,802	208,850,103	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(9,422)	—	(9,422)	—
	Interest Rate Contracts
	Futures	(8,581)	(8,581)	—	—

	Total Liabilities - Derivatives	(18,003)	(8,581)	(9,422)	—

	Total Liabilities	(18,003)	(8,581)	(9,422)	—

	Total	$214,211,902	$5,371,221	$208,840,681	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
CORPORATE BONDS & NOTES - 33.5%

Austria - 0.1%

Sappi Papier Holding GmbH 7.750% due 07/15/17 ~	$200,000	$218,000

Azerbaijan - 0.3%

State Oil Co of the Azerbaijan Republic
4.750% due 03/13/23 ~	400,000	369,249
5.450% due 02/09/17 ~	200,000	204,524

		573,773

Bangladesh - 0.3%

Banglalink Digital Communications Ltd 8.625% due 05/06/19 ~	425,000	437,750

Barbados - 0.4%

Columbus International Inc 7.375% due 03/30/21 ~	585,000	617,175

Bermuda - 1.5%

Digicel Group Ltd
7.125% due 04/01/22 ~	350,000	321,125
8.250% due 09/30/20 ~	1,535,000	1,544,977
Digicel Ltd 6.000% due 04/15/21 ~	595,000	566,737

		2,432,839

Brazil - 0.1%

Oi SA 9.750% due 09/15/16 ~	BRL 300,000	84,598

Canada - 0.7%

Pacific Rubiales Energy Corp
5.125% due 03/28/23 ~	$300,000	176,250
5.375% due 01/26/19 ~	120,000	79,500
5.625% due 01/19/25 ~	820,000	484,374
7.250% due 12/12/21 ~	500,000	334,850

		1,074,974

Cayman - 4.3%

Agile Property Holdings Ltd
8.875% due 04/28/17 ~	200,000	197,128
9.875% due 03/20/17 ~	200,000	199,400
Amber Circle Funding Ltd 3.250% due 12/04/22 ~	450,000	454,457
Central China Real Estate Ltd
6.500% due 06/04/18 ~	200,000	190,791
8.000% due 01/28/20 ~	200,000	193,180
China Hongqiao Group Ltd
6.875% due 05/03/18 ~	200,000	193,909
7.625% due 06/26/17 ~	200,000	198,069
China SCE Property Holdings Ltd 11.500% due 11/14/17 ~	500,000	487,500
China Shanshui Cement Group Ltd 10.500% due 04/27/17 ~	200,000	211,000
CIFI Holdings Group Co Ltd 12.250% due 04/15/18 ~	220,000	238,436
Comcel Trust 6.875% due 02/06/24 ~	445,000	475,260
Dubai DOF Sukuk Ltd 6.450% due 05/02/22 ~	50,000	60,137
Dubai Holding Commercial Operations MTN Ltd 6.000% due 02/01/17	GBP 500,000	756,753
EP PetroEcuador 5.897% due 09/24/19 § ~	$293,684	258,442

	Principal Amount	Value
Kaisa Group Holdings Ltd
8.875% due 03/19/18 ~	$225,000	$133,875
10.250% due 01/08/20 ~	225,000	133,875
KWG Property Holding Ltd
8.975% due 01/14/19 ~	230,000	224,250
13.250% due 03/22/17 ~	200,000	215,500
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	250,000	238,750
MIE Holdings Corp 7.500% due 04/25/19 ~	400,000	239,500
Nile Finance Ltd 5.250% due 08/05/15 ~	100,000	101,520
Odebrecht Drilling Norbe VIII/IX Ltd 6.350% due 06/30/21 ~	484,500	420,304
Sunac China Holdings Ltd 9.375% due 04/05/18 ~	500,000	497,500
Times Property Holdings Ltd 12.625% due 03/21/19 ~	220,000	224,551
Yuzhou Properties Co Ltd 8.625% due 01/24/19 ~	400,000	381,000

		6,925,087

Chile - 0.8%

Banco del Estado de Chile 4.125% due 10/07/20 ~	120,000	127,228
Corp Nacional del Cobre de Chile
3.750% due 11/04/20 ~	440,000	463,495
3.875% due 11/03/21 ~	200,000	211,450
4.875% due 11/04/44 ~	200,000	209,812
Empresa Nacional del Petroleo
5.250% due 08/10/20 ~	100,000	107,348
6.250% due 07/08/19 ~	120,000	133,932

		1,253,265

Colombia - 0.4%

Colombia Telecomunicaciones SA ESP 5.375% due 09/27/22 ~	350,000	357,333
Ecopetrol SA 7.625% due 07/23/19	100,000	117,900
Emgesa SA ESP 8.750% due 01/25/21 ~	COP 238,000,000	99,663
Empresa de Telecomunicaciones de Bogota 7.000% due 01/17/23 ~	144,000,000	53,031
Empresas Publicas de Medellin ESP 8.375% due 02/01/21 ~	242,000,000	99,201

		727,128

Costa Rica - 0.3%

Banco de Costa Rica 5.250% due 08/12/18 ~	$200,000	204,900
Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	200,000	204,500
Instituto Costarricense de Electricidad 6.375% due 05/15/43 ~	200,000	169,250

		578,650

Dominican Republic - 0.1%

Aeropuertos Dominicanos Siglo XXI SA 9.750% due 11/13/19 § ~	200,000	193,500

Georgia - 0.1%

Georgian Railway JSC 7.750% due 07/11/22 ~	200,000	215,200

Hong Kong - 0.4%

China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	210,000	216,016
Gemdale International Holding Ltd 9.150% due 07/26/15 ~	CNY 1,000,000	162,527
Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	$200,000	217,734

		596,277

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
India - 0.3%

Export-Import Bank of India
4.000% due 08/07/17 ~	$200,000	$209,629
4.000% due 01/14/23 ~	215,000	223,030

		432,659

Indonesia - 0.2%

P.T. Pertamina Persero 6.000% due 05/03/42 ~	200,000	203,100
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	200,000	219,250

		422,350

Ireland - 3.5%

Alfa Bank OJSC
7.500% due 09/26/19 ~	650,000	608,803
7.750% due 04/28/21 ~	200,000	197,308
7.875% due 09/25/17 ~	100,000	102,984
Brunswick Rail Finance Ltd 6.500% due 11/01/17 ~	400,000	180,000
Credit Bank of Moscow 7.700% due 02/01/18 ~	600,000	577,620
Metalloinvest Finance Ltd
5.625% due 04/17/20 ~	650,000	586,300
6.500% due 07/21/16 ~	200,000	199,250
Rosneft Oil Co 4.199% due 03/06/22 ~	880,000	698,500
Vimpel Communications 7.748% due 02/02/21 ~	600,000	596,220
Vnesheconombank
5.450% due 11/22/17 ~	150,000	144,975
5.942% due 11/21/23 ~	420,000	345,450
6.025% due 07/05/22 ~	400,000	341,000
6.800% due 11/22/25 ~	570,000	483,075
6.902% due 07/09/20 ~	630,000	582,750

		5,644,235

Kazakhstan - 3.4%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	420,000	359,898
Halyk Savings Bank of Kazakhstan JSC
7.250% due 05/03/17 ~	120,000	121,212
7.250% due 01/28/21 ~	200,000	195,240
Kazkommertsbank JSC
5.500% due 12/21/22 ~	333,068	229,817
6.875% due 02/13/17	EUR 350,000	372,648
7.500% due 11/29/16 ~	$600,000	599,100
8.000% due 11/03/15 ~	530,000	531,696
8.500% due 05/11/18 ~	490,000	453,250
KazMunayGas National Co JSC
4.400% due 04/30/23 ~	400,000	347,000
5.750% due 04/30/43 ~	560,000	442,512
6.375% due 04/09/21 ~	200,000	200,400
7.000% due 05/05/20 ~	780,000	796,115
9.125% due 07/02/18 ~	230,000	250,596
Zhaikmunai LLP 7.125% due 11/13/19 ~	635,000	550,862

		5,450,346

Luxembourg - 3.0%

Evraz Group SA 9.500% due 04/24/18 ~	110,000	112,928
Gazprom Neft OAO
4.375% due 09/19/22 ~	600,000	486,000
6.000% due 11/27/23 ~	200,000	173,500
Gazprom OAO
4.300% due 11/12/15 ~	200,000	200,400
4.950% due 02/06/28 ~	100,000	83,749
8.625% due 04/28/34 ~	95,000	102,049
9.250% due 04/23/19 ~	200,000	215,820

	Principal Amount	Value
MHP SA
8.250% due 04/02/20 ~	$700,000	$468,230
10.250% due 04/29/15 ~	400,000	380,080
Millicom International Cellular SA
4.750% due 05/22/20 ~	200,000	196,800
6.000% due 03/15/25 ~	200,000	200,250
6.625% due 10/15/21 ~	275,000	291,844
Minerva Luxembourg SA 12.250% due 02/10/22 ~	300,000	334,500
Puma International Financing SA 6.750% due 02/01/21 ~	200,000	203,500
Sberbank of Russia
5.125% due 10/29/22 ~	200,000	161,000
5.250% due 05/23/23 ~	330,000	259,875
5.500% due 02/26/24 § ~	400,000	311,300
TMK OAO
6.750% due 04/03/20 ~	255,000	199,410
7.750% due 01/27/18 ~	500,000	452,500

		4,833,735

Malaysia - 0.5%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	100,000	113,027
Petronas Capital Ltd
5.250% due 08/12/19 ~	200,000	224,799
7.875% due 05/22/22 ~	115,000	151,083
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	250,000	276,350

		765,259

Mexico - 1.7%

Cemex SAB de CV
5.700% due 01/11/25 ~	200,000	197,800
5.875% due 03/25/19 ~	200,000	207,000
6.500% due 12/10/19 ~	325,000	346,125
Comision Federal de Electricidad
4.875% due 01/15/24 ~	200,000	213,500
5.750% due 02/14/42 ~	200,000	223,000
Petroleos Mexicanos
5.500% due 06/27/44	251,000	254,452
5.625% due 01/23/46 ~	435,000	442,613
6.000% due 03/05/20	105,000	120,277
6.500% due 06/02/41	250,000	284,375
7.190% due 09/12/24 ~	MXN 1,750,000	113,294
Red de Carreteras de Occidente SAPIB de CV 9.000% due 06/10/28 ~	5,000,000	316,925

		2,719,361

Netherlands - 4.6%

Access Finance BV 7.250% due 07/25/17 ~	$200,000	177,756
FBN Finance Co BV
8.000% due 07/23/21 § ~	927,000	731,242
8.250% due 08/07/20 § ~	280,000	223,350
Greenko Dutch BV 8.000% due 08/01/19 ~	200,000	186,500
GTB Finance BV 6.000% due 11/08/18 ~	200,000	185,540
Hyva Global BV 8.625% due 03/24/16 ~	200,000	185,500
Indo Energy Finance BV 7.000% due 05/07/18 ~	200,000	165,000
Indo Energy Finance II BV 6.375% due 01/24/23 ~	435,000	289,275
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	300,000	277,560
Majapahit Holding BV
7.750% due 01/20/20 ~	200,000	236,800
8.000% due 08/07/19 ~	200,000	236,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Marfrig Holding Europe BV
6.875% due 06/24/19 ~	$200,000	$170,500
8.375% due 05/09/18 ~	605,000	574,750
Metinvest BV
8.750% due 02/14/18 ~	900,000	390,690
10.500% due 11/28/17 ~	398,000	183,080
New World Resources NV
8.000% PIK due 04/07/20 ~	EUR 294,382	193,085
Nostrum Oil & Gas Finance BV 6.375% due 02/14/19 ~	$400,000	345,960
Petrobras Global Finance BV
5.875% due 03/01/18	170,000	163,200
6.250% due 03/17/24	820,000	775,146
6.875% due 01/20/40	595,000	543,568
VimpelCom Holdings BV
6.255% due 03/01/17 ~	200,000	197,250
7.504% due 03/01/22 ~	525,000	500,719
VTR Finance BV 6.875% due 01/15/24 ~	500,000	520,000

		7,452,971

Nigeria - 0.3%

Access Bank PLC 9.250% due 06/24/21 § ~	400,000	324,080
Seven Energy Ltd 10.250% due 10/11/21 ~	200,000	152,540

		476,620

Philippines - 0.5%

Development Bank of the Philippines 5.500% due 03/25/21 ~	200,000	222,215
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	430,000	578,888

		801,103

Singapore - 0.1%

Golden Legacy PTE Ltd 9.000% due 04/24/19 ~	200,000	200,000

South Africa - 0.4%

Edcon Ltd
9.500% due 03/01/18 ~	EUR 625,000	513,792
Transnet SOC Ltd 9.500% due 05/13/21 ~	ZAR 2,200,000	182,886

		696,678

Spain - 0.1%

CEMEX Espana SA 9.875% due 04/30/19 ~	$210,000	234,675

Turkey - 0.3%

Tupras Turkiye Petrol Rafinerileri AS 4.125% due 05/02/18 ~	200,000	200,800
Turkiye Garanti Bankasi AS 7.375% due 03/07/18 ~	TRY 300,000	106,455
Turkiye Is Bankasi 6.000% due 10/24/22 ~	$200,000	199,000

		506,255

United Arab Emirates - 0.1%

Emirates Airline 4.500% due 02/06/25 ~	95,238	96,190

	Principal Amount	Value
United Kingdom - 2.7%

Arcos Dorados Holdings Inc 10.250% due 07/13/16 ~	BRL 250,000	$70,890
Ferrexpo Finance PLC
7.875% due 04/07/16 ~	$200,000	163,000
10.375% due 04/07/19 ~	300,000	238,500
Franshion Development Ltd 6.750% due 04/15/21 ~	200,000	223,500
Genel Energy Finance PLC 7.500% due 05/14/19 ~	200,000	178,000
Oschadbank
8.250% due 03/10/16 ~	400,000	170,080
8.875% due 03/20/18 ~	200,000	83,000
Polyus Gold International Ltd 5.625% due 04/29/20 ~	600,000	554,250
QGOG Atlantic 5.250% due 07/30/19 ~	106,180	92,483
Sea Trucks Group Ltd 9.000% due 03/26/18 ~	900,000	567,000
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	500,000	539,255
6.300% due 11/12/40 ~	100,000	130,141
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	200,000	222,819
Trillion Chance Ltd 8.500% due 01/10/19 ~	200,000	182,289
Tullow Oil PLC 6.000% due 11/01/20 ~	235,000	205,625
Ukreximbank 8.750% due 01/22/18 ~	440,000	181,940
Vedanta Resources PLC
7.125% due 05/31/23 ~	315,000	261,450
9.500% due 07/18/18 ~	100,000	101,500
Yingde Gases Investment Ltd 8.125% due 04/22/18 ~	225,000	198,562

		4,364,284

United States - 0.5%

Cemex Finance LLC 9.375% due 10/12/22 ~	690,000	786,600

Venezuela - 1.5%

Petroleos de Venezuela SA
5.000% due 10/28/15	758,000	716,234
5.125% due 10/28/16	361,034	215,501
5.250% due 04/12/17 ~	177,000	73,464
5.375% due 04/12/27 ~	146,000	45,618
8.500% due 11/02/17 ~	1,237,300	819,711
9.000% due 11/17/21 ~	434,354	163,317
9.750% due 05/17/35 ~	889,278	340,593
12.750% due 02/17/22 ~	135,000	62,832

		2,437,270

Total Corporate Bonds & Notes (Cost $58,323,259)		54,248,807

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Netherlands - 0.0%

New World Resources NV
4.000% PIK due 10/07/20 ~	EUR 112,846	30,941

Total Convertible Corporate Bonds & Notes (Cost $64,360)		30,941

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
SENIOR LOAN NOTES - 0.6%

Dubai - 0.6%

Dubai World Term B1 1.000% PIK due 09/30/18 §	$1,218,964	$981,774

Total Senior Loan Notes (Cost $1,014,231)		981,774

FOREIGN GOVERNMENT BONDS & NOTES - 49.6%

Argentina - 0.4%

Argentine Republic Government
2.500% due 12/31/38 Ω	1,012,217	576,964
8.280% due 12/31/33 Ω	64,293	63,007
8.750% due 06/02/17 Ω	18,777	18,458

		658,429

Armenia - 0.2%

Republic of Armenia 7.150% due 03/26/25 ~	330,000	323,400

Azerbaijan - 0.1%

Republic of Azerbaijan 4.750% due 03/18/24 ~	200,000	200,150

Belarus - 1.4%

Republic of Belarus
8.750% due 08/03/15 ~	934,000	928,041
8.950% due 01/26/18 ~	1,440,000	1,330,200

		2,258,241

Bolivia - 0.2%

Bolivian Government
4.875% due 10/29/22 ~	100,000	100,250
5.950% due 08/22/23 ~	200,000	208,250

		308,500

Brazil - 4.7%

Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/20 ~	100,000	104,560
5.750% due 09/26/23 ~	200,000	206,540
6.500% due 06/10/19 ~	270,000	290,250
Brazil Letras do Tesouro Nacional
12.431% due 01/01/17	BRL 5,157,000	1,295,895
12.549% due 01/01/18	4,884,000	1,087,541
Brazil Notas do Tesouro Nacional ‘F’
10.000% due 01/01/21	7,404,000	2,056,362
10.000% due 01/01/23	862,000	233,387
10.000% due 01/01/25	694,000	183,403
Brazilian Government
2.625% due 01/05/23	$200,000	180,000
4.250% due 01/07/25	575,000	564,219
4.875% due 01/22/21	200,000	211,000
5.000% due 01/27/45	592,000	550,560
5.625% due 01/07/41	119,000	121,678
5.875% due 01/15/19	90,000	99,450
7.125% due 01/20/37	187,000	222,998
8.250% due 01/20/34	131,000	170,300
8.875% due 04/15/24	70,000	92,750

		7,670,893

	Principal Amount	Value
Chile - 0.1%

Chile Government
3.250% due 09/14/21	$100,000	$106,750
6.000% due 01/01/20 ~	CLP 60,000,000	103,247

		209,997

Colombia - 4.0%

Colombia Government
4.000% due 02/26/24	$200,000	206,700
5.000% due 06/15/45	262,000	270,515
5.625% due 02/26/44	650,000	729,625
6.125% due 01/18/41	730,000	870,525
7.375% due 09/18/37	320,000	429,600
8.125% due 05/21/24	340,000	453,050
9.850% due 06/28/27	COP 227,000,000	113,392
11.750% due 02/25/20	$317,000	439,837
12.000% due 10/22/15	COP 305,000,000	122,779
Colombian TES
6.000% due 04/28/28	1,383,300,000	465,596
7.000% due 09/11/19	744,100,000	301,179
7.250% due 06/15/16	3,426,800,000	1,355,255
7.500% due 08/26/26	896,700,000	351,871
10.000% due 07/24/24	706,500,000	327,060

		6,436,984

Costa Rica - 0.2%

Costa Rica Government
4.375% due 04/30/25 ~	$290,000	273,615
5.625% due 04/30/43 ~	90,000	79,088

		352,703

Croatia - 1.0%

Croatia Government
6.250% due 04/27/17 ~	200,000	213,000
6.375% due 03/24/21 ~	440,000	487,036
6.625% due 07/14/20 ~	640,000	712,800
6.750% due 11/05/19 ~	200,000	222,750

		1,635,586

Dominican Republic - 1.4%

Dominican Republic
5.500% due 01/27/25 ~	310,000	321,625
5.875% due 04/18/24 ~	570,000	599,925
6.600% due 01/28/24 ~	200,000	218,000
6.850% due 01/27/45 ~	310,000	327,050
7.450% due 04/30/44 ~	230,000	260,475
7.500% due 05/06/21 ~	470,000	527,810

		2,254,885

Ecuador - 0.9%

Ecuador Government
7.950% due 06/20/24 ~	800,000	710,000
9.375% due 12/15/15 ~	300,000	305,250
10.500% due 03/24/20 ~	347,000	349,602

		1,364,852

Egypt - 0.4%

Egypt Government
5.750% due 04/29/20 ~	440,000	466,400
6.875% due 04/30/40 ~	100,000	101,375

		567,775

El Salvador - 0.5%

El Salvador Government
5.875% due 01/30/25 ~	205,000	201,669
6.375% due 01/18/27 ~	60,000	60,300
7.375% due 12/01/19 ~	100,000	109,500
7.650% due 06/15/35 ~	265,000	278,913
8.250% due 04/10/32 ~	105,000	119,963

		770,345

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Ethiopia - 0.2%

Federal Democratic Republic of Ethiopia 6.625% due 12/11/24 ~	$310,000	$302,250

Gabon - 0.5%

Gabonese Republic 6.375% due 12/12/24 ~	800,000	758,000

Georgia - 0.1%

Georgia Government 6.875% due 04/12/21 ~	200,000	223,500

Guatemala - 0.3%

Guatemala Government 4.875% due 02/13/28 ~	400,000	417,000

Hungary - 2.4%

Hungary Government
4.125% due 02/19/18	434,000	454,789
5.375% due 02/21/23	700,000	785,750
5.375% due 03/25/24	374,000	420,283
5.750% due 11/22/23	680,000	785,400
6.250% due 01/29/20	466,000	532,651
7.625% due 03/29/41	626,000	908,325

		3,887,198

Indonesia - 2.1%

Indonesia Government
4.125% due 01/15/25 ~	220,000	226,875
4.875% due 05/05/21 ~	200,000	218,750
5.125% due 01/15/45 ~	298,000	314,390
5.875% due 03/13/20 ~	200,000	227,250
6.875% due 01/17/18 ~	475,000	536,750
7.750% due 01/17/38 ~	100,000	137,000
11.625% due 03/04/19 ~	320,000	428,000
Indonesia Treasury
5.250% due 05/15/18	IDR 1,414,000,000	102,485
5.625% due 05/15/23	2,700,000,000	185,025
6.250% due 04/15/17	3,557,000,000	267,682
6.625% due 05/15/33	2,830,000,000	193,053
7.000% due 05/15/27	1,249,000,000	91,834
8.375% due 03/15/34	2,260,000,000	184,285
10.500% due 08/15/30	1,249,000,000	120,226
Perusahaan Penerbit SBSN Indonesia III 6.125% due 03/15/19 ~	$200,000	226,314

		3,459,919

Iraq - 0.3%

Republic of Iraq 5.800% due 01/15/28 ~	530,000	447,850

Ivory Coast - 1.9%

Ivory Coast Government
5.375% due 07/23/24 ~	390,000	372,450
5.750% due 12/31/32 § ~	2,515,000	2,414,601
6.375% due 03/03/28 ~	214,000	215,070

		3,002,121

Kazakhstan - 0.3%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	200,000	170,612
Kazakhstan Government 4.875% due 10/14/44 ~	200,000	172,865
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.250% due 05/20/15 ~	200,000	200,200

		543,677

	Principal Amount	Value
Kenya - 0.1%

Kenya Government 6.875% due 06/24/24 ~	$200,000	$209,850

Latvia - 0.3%

Republic of Latvia 2.750% due 01/12/20 ~	500,000	510,705

Lebanon - 1.7%

Lebanon Government
4.100% due 06/12/15 ~	148,000	148,296
5.150% due 11/12/18 ~	70,000	70,262
5.450% due 11/28/19 ~	200,000	200,248
6.000% due 01/27/23 ~	100,000	100,895
6.100% due 10/04/22 ~	625,000	634,375
6.375% due 03/09/20	379,000	392,265
6.600% due 11/27/26 ~	640,000	660,800
8.250% due 04/12/21 ~	399,000	449,573

		2,656,714

Lithuania - 0.9%

Lithuania Government
6.125% due 03/09/21 ~	290,000	347,753
6.625% due 02/01/22 ~	400,000	499,900
7.375% due 02/11/20 ~	480,000	590,918

		1,438,571

Malaysia - 0.1%

Malaysia Government
3.394% due 03/15/17	MYR 2,000	541
3.654% due 10/31/19	9,000	2,438
4.012% due 09/15/17	5,000	1,372
4.935% due 09/30/43	520,000	148,295

		152,646

Mexico - 1.4%

Mexican Bonos
6.500% due 06/09/22	MXN 4,040,000	277,518
10.000% due 12/05/24	7,020,000	598,841
Mexico Government
4.600% due 01/23/46	$287,000	294,893
4.750% due 03/08/44	290,000	305,950
5.550% due 01/21/45	355,000	417,125
5.750% due 10/12/10	240,000	262,800
6.050% due 01/11/40	132,000	163,680

		2,320,807

Morocco - 0.6%

Morocco Government
4.250% due 12/11/22 ~	500,000	520,000
5.500% due 12/11/42 ~	400,000	448,116

		968,116

Pakistan - 1.2%

Pakistan Government
6.750% due 12/03/19 ~	350,000	357,585
6.875% due 06/01/17 ~	250,000	258,175
7.125% due 03/31/16 ~	300,000	308,250
7.250% due 04/15/19 ~	600,000	619,737
8.250% due 04/15/24 ~	400,000	423,580

		1,967,327

Panama - 0.8%

Panama Government
4.000% due 09/22/24	200,000	210,500
4.300% due 04/29/53	240,000	232,800
6.700% due 01/26/36	305,000	401,075

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
7.125% due 01/29/26	$100,000	$130,875
8.875% due 09/30/27	115,000	170,200
9.375% due 04/01/29	105,000	161,175

		1,306,625

Paraguay - 0.1%

Republic of Paraguay 4.625% due 01/25/23 ~	200,000	208,000

Peru - 1.6%

Peruvian Government
5.625% due 11/18/50	529,000	649,348
5.700% due 08/12/24 ~	PEN 810,000	257,750
6.950% due 08/12/31 ~	106,000	35,280
7.350% due 07/21/25	$608,000	829,920
8.200% due 08/12/26 ~	PEN 592,000	224,949
8.750% due 11/21/33	$407,000	648,656

		2,645,903

Philippines - 1.9%

Philippine Government
3.900% due 11/26/22	PHP 10,000,000	225,617
4.000% due 01/15/21	$580,000	636,513
4.950% due 01/15/21	PHP 5,000,000	118,867
6.250% due 01/14/36	10,000,000	259,413
6.375% due 10/23/34	$227,000	319,219
7.750% due 01/14/31	420,000	632,348
9.500% due 02/02/30	392,000	660,030
10.625% due 03/16/25	150,000	244,875

		3,096,882

Poland - 0.2%

Poland Government
3.000% due 03/17/23	68,000	69,972
5.000% due 03/23/22	194,000	223,342

		293,314

Romania - 1.3%

Romanian Government
4.375% due 08/22/23 ~	814,000	875,050
6.125% due 01/22/44 ~	38,000	48,420
6.750% due 02/07/22 ~	902,000	1,094,802

		2,018,272

Russia - 1.7%

Russian Federal
6.200% due 01/31/18	RUB 6,065,000	90,558
6.400% due 05/27/20	12,112,000	166,280
6.700% due 05/15/19	3,982,000	57,917
6.800% due 12/11/19	11,438,000	161,547
7.000% due 01/25/23	18,584,000	244,274
7.000% due 08/16/23	3,521,000	46,130
7.050% due 01/19/28	20,140,000	243,099
7.400% due 06/14/17	10,263,000	161,792
7.500% due 03/15/18	12,719,000	195,593
7.500% due 02/27/19	13,077,000	195,256
7.600% due 04/14/21	21,295,000	299,484
7.600% due 07/20/22	7,183,000	98,550
8.150% due 02/03/27	4,094,000	55,009
Russian Foreign
5.875% due 09/16/43 ~	$200,000	195,750
7.500% due 03/31/30 § ~	441,345	507,503

		2,718,742

Senegal - 0.1%

Senegal Government 8.750% due 05/13/21 ~	200,000	225,400

	Principal Amount	Value
Serbia - 0.7%

Republic of Serbia
4.875% due 02/25/20 ~	$400,000	$411,460
5.875% due 12/03/18 ~	200,000	213,000
7.250% due 09/28/21 ~	410,000	474,021

		1,098,481

South Africa - 2.8%

South Africa Government
5.500% due 03/09/20	530,000	583,991
5.875% due 05/30/22	300,000	342,465
6.250% due 03/31/36	ZAR 5,320,000	349,491
6.875% due 05/27/19	$410,000	473,509
7.000% due 02/28/31	ZAR 12,283,900	905,746
7.750% due 02/28/23	5,913,420	492,752
8.000% due 01/31/30	4,550,000	370,314
8.250% due 03/31/32	2,140,000	173,796
8.500% due 01/31/37	3,600,000	300,344
8.750% due 02/28/48	6,900,000	591,469

		4,583,877

Thailand - 0.2%

Thailand Government
1.250% due 03/12/28 ^ ~	THB 6,504,896	181,051
4.675% due 06/29/44	5,400,000	197,030

		378,081

Turkey - 3.6%

Turkey Government
3.000% due 02/23/22 ^	TRY 1,187,468	491,190
3.250% due 03/23/23	$200,000	189,928
4.875% due 04/16/43	200,000	198,250
5.625% due 03/30/21	100,000	109,875
5.750% due 03/22/24	200,000	223,420
6.000% due 01/14/41	200,000	228,040
6.750% due 04/03/18	720,000	799,114
6.750% due 05/30/40	210,000	260,637
6.875% due 03/17/36	315,000	391,315
7.000% due 03/11/19	100,000	113,865
7.000% due 06/05/20	25,000	28,937
7.100% due 03/08/23	TRY 1,832,550	657,542
7.375% due 02/05/25	$340,000	422,722
7.500% due 07/14/17	220,000	245,597
7.500% due 11/07/19	100,000	117,000
8.800% due 09/27/23	TRY 656,580	260,727
9.500% due 01/12/22	978,590	400,082
10.400% due 03/27/19	1,197,390	493,681
10.400% due 03/20/24	560,000	244,031

		5,875,953

Ukraine - 1.1%

Ukraine Government
6.250% due 06/17/16 ~	$200,000	81,061
7.500% due 04/17/23 ~	1,080,000	456,516
7.750% due 09/23/20 ~	240,000	96,336
7.800% due 11/28/22 ~	1,400,000	559,244
7.950% due 02/23/21 ~	400,000	159,464
9.250% due 07/24/17 ~	1,100,000	442,585

		1,795,206

United Arab Emirates - 0.1%

Emirate of Dubai Government 5.250% due 01/30/43 ~	200,000	191,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Uruguay - 1.3%

Uruguay Government
3.700% due 06/26/37 ^	UYU 4,152,588	$142,599
4.125% due 11/20/45	$208,548	198,121
4.250% due 04/05/27 ^	UYU 7,232,394	277,519
4.500% due 08/14/24	$409,235	445,043
5.000% due 09/14/18 ^	UYU 1,153,759	46,069
5.100% due 06/18/50	$155,000	161,588
7.625% due 03/21/36	242,000	343,640
7.875% PIK due 01/15/33	308,000	438,900

		2,053,479

Venezuela - 1.6%

Venezuela Government
5.750% due 02/26/16 ~	110,000	84,700
6.000% due 12/09/20 ~	162,000	56,295
7.650% due 04/21/25	135,000	46,238
7.750% due 10/13/19 ~	530,000	193,450
8.250% due 10/13/24 ~	362,000	126,700
9.000% due 05/07/23 ~	335,000	121,438
9.250% due 09/15/27	348,000	140,592
9.250% due 05/07/28 ~	259,000	93,888
11.750% due 10/21/26 ~	1,852,700	754,975
11.950% due 08/05/31 ~	1,942,300	800,228
12.750% due 08/23/22 ~	502,000	222,135

		2,640,639

Vietnam - 0.6%

Vietnam Government
4.800% due 11/19/24 ~	307,000	321,199
6.750% due 01/29/20 ~	600,000	682,500

		1,003,699

Total Foreign Government Bonds & Notes (Cost $86,648,354)		80,413,044

	Shares	Value
SHORT-TERM INVESTMENT - 11.9%

Money Market Fund - 11.9%

BlackRock Liquidity Funds T-Fund Portfolio	19,280,015	$19,280,015

Total Short-Term Investment (Cost $19,280,015)		19,280,015

TOTAL INVESTMENTS - 95.6% (Cost $165,330,219)		154,954,581

OTHER ASSETS & LIABILITIES, NET - 4.4%		7,056,099

NET ASSETS - 100.0%		$162,010,680

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	49.6%
Corporate Bonds & Notes	33.5%
Short-Term Investment	11.9%
Others (each less than 3.0%)	0.6%

95.6%
Other Assets & Liabilities, Net	4.4%

100.0%

(b)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Investments with a total aggregate value of $658,429 or 0.4% of the fund’s net assets were in default as of March 31, 2015.

(e)	Forward foreign currency contracts outstanding as of March 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	3,489,644	USD	1,131,701	04/15	BNP	($38,880)
BRL	1,577,000	USD	489,397	04/15	BNP	4,458
BRL	2,667,000	USD	866,979	04/15	CIT	(31,778)
BRL	1,667,707	USD	523,449	04/15	GSC	(1,187)
BRL	650,351	USD	210,534	04/15	HSB	(6,870)
BRL	1,392,602	USD	438,201	04/15	MSC	(2,092)
BRL	1,674,951	USD	520,000	05/15	HSB	(165)
CLP	124,500,000	USD	200,000	04/15	BNP	(1,150)
CLP	999,350,720	USD	1,600,000	04/15	CSF	(3,440)
CLP	352,168,174	USD	559,441	04/15	HSB	3,038
CLP	404,532,050	USD	637,159	04/15	MSC	8,955
CNH	12,427,231	USD	1,950,616	03/17	HSB	(73,549)
CNH	5,705,178	USD	894,579	03/17	SCB	(33,832)
CNY	13,192,805	USD	2,130,449	04/15	HSB	(10,561)
CNY	5,857,436	USD	948,266	05/15	HSB	(9,796)
COP	578,577,783	USD	221,359	04/15	CIT	324
COP	4,199,003,200	USD	1,660,000	04/15	DUB	(50,528)
COP	622,960,000	USD	236,014	04/15	GSC	2,674
COP	36,217,092	USD	13,850	04/15	HSB	27
COP	1,283,121,000	USD	484,819	04/15	JPM	6,813
COP	912,529,827	USD	369,617	04/15	SCB	(19,979)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CZK	30,713,404	USD	1,255,530	04/15	BNP	($56,976)
EUR	2,674,004	USD	3,030,548	04/15	CIT	(154,130)
EUR	726,843	USD	776,441	04/15	CIT	5,422
EUR	1,065,223	USD	1,143,553	04/15	DUB	2,304
EUR	1,170,034	USD	1,331,334	04/15	GSC	(72,733)
EUR	1,455,722	USD	1,590,397	04/15	HSB	(24,481)
EUR	1,210,000	USD	1,377,464	04/15	MER	(75,871)
EUR	74,106	USD	78,775	04/15	MSC	926
HUF	362,224,051	USD	1,316,700	04/15	BRC	(21,332)
HUF	362,224,051	USD	1,282,050	04/15	BRC	13,318
ILS	1,992,618	USD	495,400	04/15	DUB	5,330
INR	9,998,400	USD	159,084	04/15	GSC	(357)
INR	89,155,498	USD	1,410,790	05/15	CIT	(4,758)
INR	35,559,869	USD	565,250	05/15	MER	(4,451)
KRW	4,209,535,262	USD	3,785,213	04/15	BNP	5,112
KRW	1,845,161,290	USD	1,670,000	04/15	DUB	(8,591)
MXN	35,763,652	USD	2,432,523	04/15	BNP	(92,689)
MXN	10,898,351	USD	700,580	04/15	BNP	12,443
MXN	15,960,071	USD	1,086,404	04/15	CIT	(42,218)
MXN	22,454,685	USD	1,500,000	04/15	JPM	(30,904)
MXN	14,907,705	USD	1,013,596	04/15	MER	(38,261)
MXN	15,570,521	USD	1,029,783	04/15	MSC	(11,083)
MXN	39,433,252	USD	2,680,984	04/15	UBS	(101,067)
MYR	9,378,066	USD	2,530,304	04/15	DUB	(5,416)
PEN	1,250,097	USD	408,929	04/15	JPM	(7,550)
PEN	989,581	USD	316,666	05/15	CSF	(37)
PEN	986,734	USD	316,667	05/15	DUB	(949)
PEN	981,668	USD	313,132	05/15	SCB	966
PLN	1,450,469	USD	390,000	04/15	DUB	(7,652)
PLN	9,230,443	USD	2,473,125	04/15	UBS	(39,950)
PLN	4,615,221	USD	1,214,692	06/15	HSB	(483)
PLN	4,615,221	USD	1,197,359	06/15	JPM	16,849
RON	4,600,700	USD	1,158,842	04/15	ING	(38,725)
RON	1,140,557	USD	285,897	04/15	JPM	(8,209)
RUB	14,034,110	USD	205,000	04/15	BRC	33,621
RUB	34,582,086	USD	540,000	04/15	CIT	45,381
RUB	35,666,655	USD	575,176	04/15	HSB	28,563
RUB	88,893,408	USD	1,538,481	04/15	MSC	(33,757)
RUB	24,313,590	USD	360,000	05/15	CIT	48,933
RUB	35,666,655	USD	568,529	05/15	MSC	29,019
RUB	59,038,714	USD	921,760	06/15	MSC	55,587
SGD	1,585,998	USD	1,164,548	04/15	BRC	(9,718)
THB	22,435,242	USD	684,314	04/15	BNP	4,147
THB	27,375,942	USD	835,345	04/15	JPM	4,729
THB	26,013,774	USD	793,587	04/15	SCB	4,688
THB	26,758,789	USD	817,312	05/15	ANZ	2,949
THB	8,124,049	USD	248,518	05/15	DUB	516
TRY	3,242,178	USD	1,256,123	04/15	DUB	(19,502)
TRY	1,606,761	USD	641,414	04/15	HSB	(28,568)
TRY	1,138,168	USD	426,564	04/15	HSB	7,553
TWD	14,521,726	USD	463,864	04/15	BNP	259
TWD	31,464,458	USD	1,004,655	04/15	HSB	969
TWD	30,520,429	USD	971,802	04/15	MER	3,649
TWD	62,442,308	USD	1,974,667	04/15	SCB	21,028
USD	1,445,425	BRL	4,441,713	04/15	CSF	54,453
USD	1,005,642	BRL	3,150,756	04/15	GSC	18,948
USD	500,000	BRL	1,568,800	04/15	HSB	8,713
USD	178,858	BRL	522,373	04/15	MSC	15,271
USD	610,737	BRL	1,760,663	04/15	SCB	59,366
USD	519,106	BRL	1,667,707	05/15	GSC	1,520
USD	88,936	BRL	286,151	05/15	HSB	127
USD	434,564	BRL	1,392,602	05/15	MSC	2,358
USD	80,000	CLP	50,800,000	04/15	BNP	(1,137)
USD	660,000	CLP	411,173,400	04/15	CSF	3,278
USD	280,000	CLP	175,084,000	04/15	HSB	358
USD	164,890	CNH	1,042,355	04/15	HSB	(2,601)
USD	1,963,192	CNH	12,427,231	03/17	HSB	86,124
USD	903,413	CNH	5,705,177	03/17	SCB	42,666
USD	700,000	COP	1,753,500,000	04/15	CIT	28,142

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	360,000	COP	951,300,000	04/15	SCB	($4,493)
USD	761,132	COP	1,818,496,736	04/15	SCB	64,370
USD	240,000	CZK	5,796,000	04/15	BNP	13,818
USD	120,000	CZK	3,035,400	04/15	HSB	1,547
USD	1,168,493	EUR	1,102,414	04/15	BRC	(17,155)
USD	2,040,273	EUR	1,841,835	04/15	DUB	59,017
USD	5,251,391	EUR	4,660,033	04/15	GSC	238,609
USD	2,052,098	EUR	1,828,154	04/15	HSB	85,559
USD	660,769	GBP	441,874	04/15	HSB	5,374
USD	260,000	HUF	74,227,400	04/15	JPM	(5,448)
USD	270,000	HUF	73,115,460	04/15	MSC	8,528
USD	466,230	IDR	6,081,035,728	04/15	DUB	4,321
USD	70,000	ILS	281,668	04/15	BRC	(781)
USD	380,000	KRW	421,838,000	04/15	BRC	171
USD	410,000	KRW	461,906,000	04/15	HSB	(5,907)
USD	1,612,098	KRW	1,787,360,000	04/15	SCB	2,733
USD	135,029	MXN	2,011,411	04/15	BNP	3,433
USD	600,000	MXN	9,325,020	04/15	CIT	(10,089)
USD	915,192	MXN	13,762,468	04/15	CIT	14,783
USD	1,323,301	MXN	19,955,445	04/15	DUB	17,718
USD	280,440	MXN	4,121,260	04/15	HSB	10,807
USD	1,160,000	MXN	17,562,980	04/15	JPM	10,944
USD	276,699	MXN	4,141,859	04/15	MER	5,718
USD	195,476	MXN	2,959,500	04/15	MSC	1,851
USD	420,000	PEN	1,313,040	04/15	BNP	(1,589)
USD	343,304	PEN	1,077,494	05/15	MSC	(1,454)
USD	336,696	PEN	1,059,818	05/15	SCB	(2,406)
USD	7,309	PHP	324,125	04/15	BNP	72
USD	90,000	PHP	4,003,200	04/15	BRC	616
USD	520,000	PLN	1,995,786	04/15	HSB	(6,096)
USD	170,000	PLN	647,692	04/15	MER	(734)
USD	660,000	PLN	2,440,614	04/15	MER	16,646
USD	160,000	RON	628,192	04/15	BNP	7,056
USD	120,000	RON	496,620	04/15	ING	(910)
USD	1,310,000	RUB	80,341,121	04/15	CSF	(49,956)
USD	850,000	RUB	55,326,500	04/15	HSB	(86,527)
USD	890,000	RUB	55,046,500	04/15	MSC	(41,787)
USD	280,000	RUB	16,640,400	05/15	CIT	—
USD	150,000	SGD	204,285	04/15	DUB	1,252
USD	130,000	SGD	180,544	04/15	JPM	(1,462)
USD	590,000	TRY	1,484,853	04/15	GSC	23,652
USD	230,000	TRY	615,430	04/15	MER	(4,735)
USD	211,213	TRY	505,518	04/15	SCB	18,400
USD	2,060,000	TWD	65,158,212	04/15	HSB	(22,497)
USD	323,255	ZAR	3,928,418	04/15	BNP	1,058
USD	320,000	ZAR	3,951,213	04/15	CIT	(4,066)
USD	370,000	ZAR	4,344,355	04/15	GSC	13,689
USD	316,849	ZAR	3,752,596	04/15	HSB	9,072
ZAR	9,855,768	USD	827,423	04/15	HSB	(19,083)
ZAR	5,791,180	USD	468,428	04/15	JPM	6,547
ZAR	20,290,999	USD	1,706,375	04/15	MER	(42,173)

Total Forward Foreign Currency Contracts						($208,076)

(f)	Swap agreements outstanding as of March 31, 2015 were as follows:

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazil CETIP Interbank	HSB	11.525%	01/02/17	BRL 3,169,137	($19,998)	$—	($19,998)
Brazil CETIP Interbank	HSB	12.285%	01/02/17	731,495	(9,723)	—	(9,723)
Brazil CETIP Interbank	HSB	12.303%	01/02/17	3,251,816	(43,352)	—	(43,352)
Brazil CETIP Interbank	HSB	12.490%	01/02/17	1,587,981	(18,756)	—	(18,756)
Brazil CETIP Interbank	HSB	12.645%	01/02/17	2,251,166	(2,292)	—	(2,292)
Brazil CETIP Interbank	HSB	11.990%	01/02/18	1,505,927	(7,813)	—	(7,813)
Brazil CETIP Interbank	HSB	12.123%	01/02/18	1,070,938	(4,410)	—	(4,410)
Brazil CETIP Interbank	HSB	12.140%	01/02/18	1,356,544	(5,401)	—	(5,401)

					($111,745)	$—	($111,745)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS DEBT FUND **

Schedule of Investments (Continued)

March 31, 2015

Total Return Swaps

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 7.875% due 04/15/19	ANZ	04/15/19	IDR 7,900,000,000	$640,638	$674,760	($34,122)
Indonesia Treasury 12.800% due 06/15/21	SCB	06/15/21	3,600,000,000	360,514	423,433	(62,919)
Indonesia Treasury 8.375% due 03/15/24	ANZ	03/15/24	1,200,000,000	98,123	104,528	(6,405)
Indonesia Treasury 8.375% due 03/15/24	SCB	03/15/24	7,841,000,000	641,145	681,300	(40,155)
Power Finance Corp Ltd 8.650% due 12/28/24	SCB	12/28/24	INR 19,000,000	316,897	315,327	1,570
Indonesia Treasury 11.000% due 09/15/25	SCB	09/15/25	IDR 800,000,000	76,857	95,221	(18,364)
Indonesia Treasury 8.375% due 09/15/26	SCB	09/15/26	2,200,000,000	180,808	198,473	(17,665)
Indonesia Treasury 7.000% due 05/15/27	SCB	05/15/27	1,800,000,000	135,838	162,637	(26,799)
Indonesia Treasury 9.000% due 03/15/29	ANZ	03/15/29	2,800,000,000	241,843	248,807	(6,964)
Indonesia Treasury 10.500% due 08/15/30	SCB	08/15/30	1,500,000,000	145,874	177,610	(31,736)
Indonesia Treasury 6.625% due 05/15/33	SCB	05/15/33	270,000,000	18,914	22,891	(3,977)
Indonesia Treasury 8.375% due 03/15/34	ANZ	03/15/34	2,600,000,000	212,779	215,282	(2,503)
Indonesia Treasury 8.375% due 03/15/34	HSB	03/15/34	584,000,000	47,794	49,751	(1,957)
Indonesia Treasury 8.375% due 03/15/34	SCB	03/15/34	2,242,000,000	183,481	183,812	(331)

				$3,301,505	$3,553,832	($252,327)

Total Swap Agreements				$3,189,760	$3,553,832	($364,072)

(g)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$54,248,807	$—	$54,248,807	$—
	Convertible Corporate Bonds & Notes	30,941	—	30,941	—
	Senior Loan Notes	981,774	—	981,774	—
	Foreign Government Bonds & Notes	80,413,044	—	80,413,044	—
	Short-Term Investment	19,280,015	19,280,015	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,349,235	—	1,349,235	—
	Interest Rate Contracts
	Swaps	3,301,505	—	3,301,505	—

	Total Assets - Derivatives	4,650,740	—	4,650,740	—

	Total Assets	159,605,321	19,280,015	140,325,306	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,557,311)	—	(1,557,311)	—
	Interest Rate Contracts
	Swaps	(111,745)	—	(111,745)	—

	Total Liabilities - Derivatives	(1,669,056)	—	(1,669,056)	—

	Total Liabilities	(1,669,056)	—	(1,669,056)	—

	Total	$157,936,265	$19,280,015	$138,656,250	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF COMSTOCK FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 95.1%

Consumer Discretionary - 16.9%

Carnival Corp (Panama)	128,578	$6,151,172
CBS Corp ‘B’	22,414	1,358,961
Comcast Corp ‘A’	68,331	3,858,652
Fossil Group Inc *	12,542	1,034,088
General Motors Co	138,229	5,183,588
Johnson Controls Inc	100,005	5,044,252
Kohl’s Corp	63,249	4,949,234
Newell Rubbermaid Inc	49,606	1,938,106
Target Corp	37,761	3,099,041
Time Warner Cable Inc	23,253	3,485,160
Time Warner Inc	21,059	1,778,222
Twenty-First Century Fox Inc ‘B’	98,843	3,249,958
Viacom Inc ‘B’	65,912	4,501,790

		45,632,224

Consumer Staples - 4.2%

ConAgra Foods Inc	122,272	4,466,596
CVS Health Corp	14,488	1,495,306
Mondelez International Inc ‘A’	52,240	1,885,342
Unilever NV ‘NY’ (Netherlands)	40,231	1,680,047
Wal-Mart Stores Inc	21,102	1,735,640

		11,262,931

Energy - 15.1%

BP PLC ADR (United Kingdom)	123,333	4,823,554
California Resources Corp l	—	3
Chevron Corp	27,867	2,925,478
Devon Energy Corp	52,550	3,169,291
Halliburton Co	59,898	2,628,324
Hess Corp	24,393	1,655,553
Murphy Oil Corp	63,548	2,961,337
Noble Corp PLC (United Kingdom)	105,450	1,505,826
Occidental Petroleum Corp	32,531	2,374,763
QEP Resources Inc	112,679	2,349,357
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	89,631	5,346,489
Suncor Energy Inc (Canada)	198,588	5,808,699
Weatherford International PLC (Ireland) *	411,347	5,059,568

		40,608,242

Financials - 24.7%

Aflac Inc	42,937	2,748,397
Bank of America Corp	342,688	5,273,968
Citigroup Inc	235,848	12,150,889
Citizens Financial Group Inc	63,364	1,528,973
Fifth Third Bancorp	148,248	2,794,475
JPMorgan Chase & Co	147,240	8,919,799
MetLife Inc	73,486	3,714,717
Morgan Stanley	122,751	4,380,983
State Street Corp	59,626	4,384,300
The Allstate Corp	49,421	3,517,293
The Bank of New York Mellon Corp	97,494	3,923,159
The Goldman Sachs Group Inc	13,978	2,627,445
The PNC Financial Services Group Inc	46,544	4,339,763
US Bancorp	24,133	1,053,888
Wells Fargo & Co	94,347	5,132,477

		66,490,526

Health Care - 12.4%

AbbVie Inc	36,492	2,136,242
Anthem Inc	23,032	3,556,371
Bristol-Myers Squibb Co	30,828	1,988,406
Express Scripts Holding Co *	25,702	2,230,163
GlaxoSmithKline PLC ADR (United Kingdom)	23,417	1,080,695
Medtronic PLC	24,827	1,936,258
Merck & Co Inc	92,097	5,293,736
Novartis AG (Switzerland)	47,361	4,683,489

	Shares	Value
Pfizer Inc	132,970	$4,626,026
Roche Holding AG ADR (Switzerland)	65,043	2,236,178
Sanofi ADR (France)	73,540	3,635,818

		33,403,382

Industrials - 7.0%

Emerson Electric Co	48,107	2,723,818
General Electric Co	275,259	6,829,176
Honeywell International Inc	20,450	2,133,140
Ingersoll-Rand PLC (Ireland)	51,542	3,508,979
Textron Inc	83,731	3,711,795
Veritiv Corp l *	—	19

		18,906,927

Information Technology - 12.1%

Autodesk Inc *	15,703	920,824
Cisco Systems Inc	189,867	5,226,089
Citrix Systems Inc *	47,879	3,058,032
Corning Inc	89,552	2,031,039
eBay Inc *	81,796	4,717,993
Hewlett-Packard Co	116,120	3,618,299
Intel Corp	82,440	2,577,899
Microsoft Corp	81,081	3,296,348
NetApp Inc	53,726	1,905,124
Symantec Corp	169,117	3,951,419
Yahoo! Inc *	32,768	1,456,046

		32,759,112

Materials - 1.6%

Alcoa Inc	139,583	1,803,412
International Paper Co	46,973	2,606,532

		4,409,944

Telecommunication Services - 0.3%

Frontier Communications Corp	110,581	779,596

Utilities - 0.8%

FirstEnergy Corp	34,662	1,215,250
PG&E Corp	20,010	1,061,931

		2,277,181

Total Common Stocks (Cost $171,057,641)		256,530,065

SHORT-TERM INVESTMENT - 5.1%

Money Market Fund - 5.1%

BlackRock Liquidity Funds T-Fund Portfolio	13,630,045	13,630,045

Total Short-Term Investment (Cost $13,630,045)		13,630,045

TOTAL INVESTMENTS - 100.2% (Cost $184,687,686)		270,160,110

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(454,964)

NET ASSETS - 100.0%		$269,705,146

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF COMSTOCK FUND **

Schedule of Investments (Continued)

March 31, 2015

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Financials	24.7%
Consumer Discretionary	16.9%
Energy	15.1%
Health Care	12.4%
Information Technology	12.1%
Industrials	7.0%
Short-Term Investment	5.1%
Consumer Staples	4.2%
Others (each less than 3.0%)	2.7%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Forward foreign currency contracts outstanding as of March 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	440,945	USD	347,759	04/15	CIB	$332
EUR	729,452	USD	774,897	04/15	GSC	9,586
GBP	161,867	USD	241,283	04/15	BRC	(1,192)
USD	1,271,710	CAD	1,623,980	04/15	BRC	(10,294)
USD	1,271,675	CAD	1,623,929	04/15	CIB	(10,288)
USD	1,271,795	CAD	1,623,980	04/15	DUB	(10,209)
USD	1,271,597	CAD	1,623,979	04/15	GSC	(10,406)
USD	1,364,416	CHF	1,374,131	04/15	BRC	(50,362)
USD	1,365,026	CHF	1,374,172	04/15	CIB	(49,794)
USD	1,551,505	CHF	1,560,812	04/15	DUB	(55,476)
USD	1,364,952	CHF	1,374,131	04/15	GSC	(49,826)
USD	2,048,654	EUR	1,936,243	04/15	BRC	(33,662)
USD	2,048,585	EUR	1,936,272	04/15	CIB	(33,761)
USD	2,047,868	EUR	1,936,243	04/15	DUB	(34,448)
USD	2,047,717	EUR	1,936,243	04/15	GSC	(34,599)
USD	2,047,925	EUR	1,936,242	04/15	RBC	(34,390)
USD	1,286,222	GBP	860,758	04/15	BRC	9,494
USD	1,286,146	GBP	860,759	04/15	CIB	9,417
USD	1,286,291	GBP	860,758	04/15	DUB	9,563
USD	1,286,049	GBP	860,758	04/15	GSC	9,321

Total Forward Foreign Currency Contracts						($370,994)

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$45,632,224	$45,632,224	$—	$—
	Consumer Staples	11,262,931	11,262,931	—	—
	Energy	40,608,242	40,608,242	—	—
	Financials	66,490,526	66,490,526	—	—
	Health Care	33,403,382	28,719,893	4,683,489	—
	Industrials	18,906,927	18,906,927	—	—
	Information Technology	32,759,112	32,759,112	—	—
	Materials	4,409,944	4,409,944	—	—
	Telecommunication Services	779,596	779,596	—	—
	Utilities	2,277,181	2,277,181	—	—

		256,530,065	251,846,576	4,683,489	—

	Short-Term Investment	13,630,045	13,630,045	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	47,713	—	47,713	—

	Total Assets	270,207,823	265,476,621	4,731,202

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(418,707)	—	(418,707)	—

	Total Liabilities	(418,707)	—	(418,707)	—

	Total	$269,789,116	$265,476,621	$4,312,495	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GROWTH FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 98.2%

Consumer Discretionary - 20.9%

Amazon.com Inc *	3,065	$1,140,486
AutoZone Inc *	1,952	1,331,576
Burlington Stores Inc *	10,223	607,451
Comcast Corp ‘Special A’	31,905	1,788,754
Discovery Communications Inc ‘C’ *	4,983	146,874
Dollar General Corp *	13,971	1,053,134
Dollar Tree Inc *	13,859	1,124,589
Hilton Worldwide Holdings Inc *	25,995	769,972
L Brands Inc	12,218	1,152,035
Las Vegas Sands Corp	5,368	295,455
LVMH Moet Hennessy Louis Vuitton SE (France)	5,356	945,234
Marriott International Inc ‘A’	12,839	1,031,228
Netflix Inc *	3,090	1,287,572
NIKE Inc ‘B’	10,482	1,051,659
PVH Corp	2,851	303,803
Ross Stores Inc	28,905	3,045,431
Starbucks Corp	20,500	1,941,350
The Priceline Group Inc *	2,299	2,676,381
The TJX Cos Inc	29,720	2,081,886
The Walt Disney Co	1,528	160,272
Tiffany & Co	2,532	222,841
Time Inc l	—	6
Time Warner Inc	17,713	1,495,686
Tractor Supply Co	10,549	897,298
Twenty-First Century Fox Inc ‘A’	57,210	1,935,986
Urban Outfitters Inc *	3,833	174,976
VF Corp	22,254	1,675,949
Wynn Resorts Ltd	3,408	428,999
Yum! Brands Inc	1,981	155,944

		30,922,827

Consumer Staples - 7.5%

Colgate-Palmolive Co	24,123	1,672,689
Constellation Brands Inc ‘A’ *	12,456	1,447,512
Costco Wholesale Corp	8,941	1,354,517
CVS Health Corp	20,771	2,143,775
Danone SA (France)	11,293	759,984
Mead Johnson Nutrition Co	11,823	1,188,566
Mondelez International Inc ‘A’	23,453	846,419
Pernod Ricard SA (France)	5,731	676,279
Philip Morris International Inc	3,509	264,333
The Estee Lauder Cos Inc ‘A’	9,591	797,588

		11,151,662

Energy - 2.0%

Anadarko Petroleum Corp	10,447	865,116
Concho Resources Inc *	2,152	249,460
Noble Energy Inc	10,069	492,374
Pioneer Natural Resources Co	3,198	522,905
Schlumberger Ltd (Netherlands)	9,725	811,454

		2,941,309

Financials - 6.6%

Affiliated Managers Group Inc *	4,797	1,030,300
American Express Co	3,733	291,622
American Tower Corp REIT	27,956	2,632,057
BlackRock Inc	3,506	1,282,635
Intercontinental Exchange Inc	9,993	2,331,067
Moody’s Corp	6,287	652,591
Morgan Stanley	27,559	983,581
Realogy Holdings Corp *	11,577	526,522

		9,730,375

Health Care - 20.4%

Abbott Laboratories	32,051	1,484,923
Actavis PLC (Ireland) *	11,669	3,473,049

	Shares	Value
Alexion Pharmaceuticals Inc *	12,334	$2,137,482
Biogen Idec Inc *	6,723	2,838,719
Bristol-Myers Squibb Co	37,640	2,427,780
Celgene Corp *	12,459	1,436,273
Cerner Corp *	17,933	1,313,772
CR Bard Inc	2,672	447,159
Gilead Sciences Inc *	8,168	801,526
Isis Pharmaceuticals Inc *	3,311	210,811
McKesson Corp	9,027	2,041,907
Medtronic PLC	20,974	1,635,762
Merck & Co Inc	12,494	718,155
Puma Biotechnology Inc *	2,243	529,595
Receptos Inc *	2,317	382,050
Regeneron Pharmaceuticals Inc *	4,140	1,869,127
The Cooper Cos Inc	3,478	651,847
Thermo Fisher Scientific Inc	26,250	3,526,425
Valeant Pharmaceuticals International Inc (Canada) *	5,942	1,180,200
Vertex Pharmaceuticals Inc *	3,640	429,411
Zoetis Inc	14,673	679,213

		30,215,186

Industrials - 9.2%

AMETEK Inc	26,783	1,407,179
Canadian Pacific Railway Ltd (Canada)	5,048	922,270
Colfax Corp *	10,925	521,450
Danaher Corp	39,805	3,379,444
Equifax Inc	7,667	713,031
Honeywell International Inc	11,633	1,213,438
Kansas City Southern	1,423	145,260
Precision Castparts Corp	3,807	799,470
Roper Industries Inc	8,937	1,537,164
Spirit Airlines Inc *	9,693	749,850
Union Pacific Corp	10,815	1,171,373
United Parcel Service Inc ‘B’	5,703	552,849
Verisk Analytics Inc ‘A’ *	6,975	498,015

		13,610,793

Information Technology - 28.3%

Adobe Systems Inc *	20,316	1,502,165
Alibaba Group Holding Ltd ADR (Cayman) *	1,947	162,068
Apple Inc	45,218	5,626,476
Avago Technologies Ltd (Singapore)	9,574	1,215,706
Broadcom Corp ‘A’	14,551	629,985
Cognizant Technology Solutions Corp ‘A’ *	38,422	2,397,149
EMC Corp	75,982	1,942,100
Facebook Inc ‘A’ *	46,333	3,809,268
FleetCor Technologies Inc *	8,578	1,294,592
Google Inc ‘A’ *	6,736	3,736,459
Google Inc ‘C’ *	5,793	3,174,564
Intuit Inc	5,328	516,603
LinkedIn Corp ‘A’ *	7,036	1,758,015
MasterCard Inc ‘A’	39,910	3,447,825
NXP Semiconductor NV (Netherlands) *	3,616	362,902
Oracle Corp	41,362	1,784,770
salesforce.com Inc *	34,138	2,280,760
Twitter Inc *	13,825	692,356
Visa Inc ‘A’	71,892	4,702,456
Yahoo! Inc *	17,677	785,477

		41,821,696

Materials - 3.3%

Ecolab Inc	4,852	554,972
Monsanto Co	13,149	1,479,788
The Sherwin-Williams Co	8,300	2,361,350
Vulcan Materials Co	6,201	522,744

		4,918,854

Total Common Stocks (Cost $112,145,166)		145,312,702

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GROWTH FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 1.8%

Commercial Paper - 0.4%

HSBC USA Inc 0.050% due 04/01/15	$634,000	$634,000

	Shares
Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio	2,017,152	2,017,152

Total Short-Term Investments (Cost $2,651,152)		2,651,152

TOTAL INVESTMENTS - 100.0% (Cost $114,796,318)		147,963,854

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(70,829)

NET ASSETS - 100.0%		$147,893,025

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Information Technology	28.3%
Consumer Discretionary	20.9%
Health Care	20.4%
Industrials	9.2%
Consumer Staples	7.5%
Financials	6.6%
Materials	3.3%
Others (each less than 3.0%)	3.8%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$30,922,827	$29,977,593	$945,234	$—
	Consumer Staples	11,151,662	9,715,399	1,436,263	—
	Energy	2,941,309	2,941,309	—	—
	Financials	9,730,375	9,730,375	—	—
	Health Care	30,215,186	30,215,186	—	—
	Industrials	13,610,793	13,610,793	—	—
	Information Technology	41,821,696	41,821,696	—	—
	Materials	4,918,854	4,918,854	—	—

		145,312,702	142,931,205	2,381,497	—

	Short-Term Investments	2,651,152	2,017,152	634,000	—

	Total	$147,963,854	$144,948,357	$3,015,497	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF LARGE-CAP GROWTH FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 99.3%

Consumer Discretionary - 20.3%

Delphi Automotive PLC (United Kingdom)	19,239	$1,534,118
Dollar General Corp	72,443	5,460,753
Liberty Global PLC ‘A’ (United Kingdom) *	103,375	5,320,711
lululemon athletica Inc *	39,760	2,545,435
Netflix Inc *	11,564	4,818,603
NIKE Inc ‘B’	18,662	1,872,359
Restoration Hardware Holdings Inc *	16,504	1,637,032
The Home Depot Inc	30,717	3,489,758
The Walt Disney Co	24,879	2,609,558
TripAdvisor Inc *	60,260	5,011,824
Twenty-First Century Fox Inc ‘A’	181,719	6,149,371

		40,449,522

Consumer Staples - 4.0%

Constellation Brands Inc ‘A’ *	20,090	2,334,659
CVS Health Corp	14,189	1,464,447
The Hershey Co	22,662	2,286,823
Whole Foods Market Inc	34,423	1,792,750

		7,878,679

Energy - 2.8%

Concho Resources Inc *	32,730	3,794,062
Pioneer Natural Resources Co	10,546	1,724,377

		5,518,439

Financials - 6.3%

Berkshire Hathaway Inc ‘B’ *	18,138	2,617,676
Crown Castle International Corp REIT	25,058	2,068,287
Discover Financial Services	44,934	2,532,031
JPMorgan Chase & Co	42,374	2,567,017
Moody’s Corp	27,416	2,845,781

		12,630,792

Health Care - 23.0%

AbbVie Inc	102,371	5,992,798
Actavis PLC (Ireland) *	10,923	3,250,903
athenahealth Inc *	7,500	895,425
Express Scripts Holding Co *	37,658	3,267,585
Humana Inc	17,112	3,046,278
Mallinckrodt PLC (Ireland) *	18,880	2,391,152
Perrigo Co PLC (Ireland)	25,018	4,141,730
Regeneron Pharmaceuticals Inc *	5,434	2,453,342
United Therapeutics Corp *	43,899	7,569,724
UnitedHealth Group Inc	19,811	2,343,443
Valeant Pharmaceuticals International Inc (Canada) *	19,962	3,964,852
Vertex Pharmaceuticals Inc *	54,916	6,478,441

		45,795,673

Industrials - 5.4%

Precision Castparts Corp	12,844	2,697,240
Spirit Airlines Inc *	36,692	2,838,493
Union Pacific Corp	48,045	5,203,754

		10,739,487

Information Technology - 36.9%

Alibaba Group Holding Ltd ADR (Cayman) *	24,223	2,016,323
Alliance Data Systems Corp *	16,254	4,815,248
Apple Inc	84,152	10,471,033
Baidu Inc ADR (Cayman) *	23,773	4,954,293
Facebook Inc ‘A’ *	109,945	9,039,128
Google Inc ‘A’ *	11,098	6,156,061
LinkedIn Corp ‘A’ *	17,291	4,320,329
MasterCard Inc ‘A’	30,270	2,615,025
Oracle Corp	95,645	4,127,082
salesforce.com Inc *	85,985	5,744,658
SanDisk Corp *	21,313	1,355,933
Splunk Inc *	31,534	1,866,813
Tencent Holdings Ltd (Cayman)	190,700	3,605,114
Visa Inc ‘A’	116,128	7,595,932
Workday Inc ‘A’ *	18,840	1,590,284
Yahoo! Inc *	71,405	3,172,881

		73,446,137

	Shares	Value
Materials - 0.6%

Ecolab Inc	11,107	$1,270,419

Total Common Stocks (Cost $160,307,550)		197,729,148

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio	1,559,750	1,559,750

Total Short-Term Investment (Cost $1,559,750)		1,559,750

TOTAL INVESTMENTS - 100.1% (Cost $161,867,300)		199,288,898

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(151,116)

NET ASSETS - 100.0%		$199,137,782

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Information Technology	36.9%
Health Care	23.0%
Consumer Discretionary	20.3%
Financials	6.3%
Industrials	5.4%
Consumer Staples	4.0%
Others (each less than 3.0%)	4.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF LARGE-CAP GROWTH FUND **

Schedule of Investments (Continued)

March 31, 2015

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$40,449,522	$40,449,522	$—	$—
	Consumer Staples	7,878,679	7,878,679	—	—
	Energy	5,518,439	5,518,439	—	—
	Financials	12,630,792	12,630,792	—	—
	Health Care	45,795,673	45,795,673	—	—
	Industrials	10,739,487	10,739,487	—	—
	Information Technology	73,446,137	69,841,023	3,605,114	—
	Materials	1,270,419	1,270,419	—	—

		197,729,148	194,124,034	3,605,114	—

	Short-Term Investment	1,559,750	1,559,750	—	—

	Total	$199,288,898	$195,683,784	$3,605,114	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF LARGE-CAP VALUE FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 99.6%

Consumer Discretionary - 16.3%

DISH Network Corp ‘A’ *	172,159	$12,061,460
SES SA FDR ‘A’ (Luxembourg)	96,385	3,411,547
Target Corp	100,218	8,224,891
The Home Depot Inc	56,461	6,414,534
Time Warner Cable Inc	55,533	8,323,286
Time Warner Inc	130,082	10,984,124
Twenty-First Century Fox Inc ‘B’	203,645	6,695,848

		56,115,690

Consumer Staples - 11.3%

Altria Group Inc	79,072	3,955,181
Anheuser-Busch InBev NV ADR (Belgium)	28,433	3,466,267
CVS Health Corp	135,526	13,987,638
Kimberly-Clark Corp	43,033	4,609,265
Lorillard Inc	94,730	6,190,606
Philip Morris International Inc	89,477	6,740,302

		38,949,259

Energy - 9.4%

Chevron Corp	64,149	6,734,362
Exxon Mobil Corp	86,920	7,388,200
Halliburton Co	185,159	8,124,777
National Oilwell Varco Inc	83,801	4,189,212
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	53,475	3,189,784
Suncor Energy Inc (Canada)	93,473	2,734,085

		32,360,420

Financials - 24.9%

American Express Co	83,982	6,560,674
American Tower Corp REIT	46,420	4,370,443
Capital One Financial Corp	51,836	4,085,714
Citigroup Inc	107,077	5,516,607
JPMorgan Chase & Co	204,809	12,407,329
Marsh & McLennan Cos Inc	93,182	5,226,578
MetLife Inc	74,933	3,787,863
State Street Corp	82,640	6,076,519
Synchrony Financial *	114,510	3,475,379
The Bank of New York Mellon Corp	100,799	4,056,152
The Progressive Corp	75,298	2,048,106
The Travelers Cos Inc	62,518	6,760,071
US Bancorp	206,547	9,019,907
Wells Fargo & Co	225,190	12,250,336

		85,641,678

Health Care - 10.3%

Amgen Inc	41,763	6,675,815
Anthem Inc	50,920	7,862,557
Johnson & Johnson	57,552	5,789,731
Merck & Co Inc	111,992	6,437,300
Novartis AG ADR (Switzerland)	40,865	4,029,698
Teva Pharmaceutical Industries Ltd ADR (Israel)	76,320	4,754,736

		35,549,837

Industrials - 9.8%

General Electric Co	318,423	7,900,075
Honeywell International Inc	84,423	8,806,163
Illinois Tool Works Inc	70,821	6,879,552
Precision Castparts Corp	16,649	3,496,290
United Technologies Corp	55,599	6,516,203

		33,598,283

Information Technology - 9.6%

EMC Corp	205,213	5,245,244
International Business Machines Corp	17,405	2,793,503
Microsoft Corp	109,385	4,447,047

	Shares	Value
Motorola Solutions Inc	79,410	$5,294,265
Nuance Communications Inc *	275,945	3,959,811
TE Connectivity Ltd (Switzerland)	94,898	6,796,595
Xerox Corp	354,295	4,552,691

		33,089,156

Materials - 5.4%

Air Products & Chemicals Inc	22,515	3,406,069
Crown Holdings Inc *	116,573	6,297,273
Freeport-McMoRan Inc	229,495	4,348,930
Martin Marietta Materials Inc	32,418	4,532,036

		18,584,308

Telecommunication Services - 0.9%

Vodafone Group PLC ADR (United Kingdom)	99,916	3,265,255

Utilities - 1.7%

Sempra Energy	53,589	5,842,273

Total Common Stocks (Cost $206,814,417)		342,996,159

SHORT-TERM INVESTMENT - 0.3%

Money Market Fund - 0.3%

BlackRock Liquidity Funds T-Fund Portfolio	890,436	890,436

Total Short-Term Investment (Cost $890,436)		890,436

TOTAL INVESTMENTS - 99.9% (Cost $207,704,853)		343,886,595

OTHER ASSETS & LIABILITIES, NET - 0.1%		516,452

NET ASSETS - 100.0%		$344,403,047

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Financials	24.9%
Consumer Discretionary	16.3%
Consumer Staples	11.3%
Health Care	10.3%
Industrials	9.8%
Information Technology	9.6%
Energy	9.4%
Materials	5.4%
Others (each less than 3.0%)	2.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF LARGE-CAP VALUE FUND **

Schedule of Investments (Continued)

March 31, 2015

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$56,115,690	$52,704,143	$3,411,547	$—
	Consumer Staples	38,949,259	38,949,259	—	—
	Energy	32,360,420	32,360,420	—	—
	Financials	85,641,678	85,641,678	—	—
	Health Care	35,549,837	35,549,837	—	—
	Industrials	33,598,283	33,598,283	—	—
	Information Technology	33,089,156	33,089,156	—	—
	Materials	18,584,308	18,584,308	—	—
	Telecommunication Services	3,265,255	3,265,255	—	—
	Utilities	5,842,273	5,842,273	—	—

		342,996,159	339,584,612	3,411,547	—

	Short-Term Investment	890,436	890,436	—	—

	Total	$343,886,595	$340,475,048	$3,411,547	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MAIN STREET® CORE FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 97.4%

Consumer Discretionary - 11.6%

AutoZone Inc *	8,650	$5,900,684
Comcast Corp ‘A’	138,240	7,806,413
Delphi Automotive PLC (United Kingdom)	61,940	4,939,096
Dunkin’ Brands Group Inc	31,490	1,497,664
General Motors Co	85,120	3,192,000
The Home Depot Inc	51,650	5,867,957
Twenty-First Century Fox Inc ‘A’	62,340	2,109,586

		31,313,400

Consumer Staples - 11.1%

Diageo PLC (United Kingdom)	135,620	3,739,460
Henkel AG & Co KGaA (Germany)	67,454	6,976,346
Mondelez International Inc ‘A’	228,460	8,245,121
PepsiCo Inc	62,700	5,995,374
Philip Morris International Inc	67,665	5,097,204

		30,053,505

Energy - 5.4%

Chevron Corp	58,624	6,154,348
National Oilwell Varco Inc	54,510	2,724,955
Noble Energy Inc	116,726	5,707,901

		14,587,204

Financials - 17.0%

American International Group Inc	95,290	5,220,939
Berkshire Hathaway Inc ‘B’ *	31,570	4,556,183
Citigroup Inc	172,927	8,909,199
CME Group Inc ‘A’	64,450	6,104,060
Digital Realty Trust Inc REIT	25,090	1,654,936
Discover Financial Services	72,637	4,093,095
Genworth Financial Inc ‘A’ *	206,460	1,509,223
JPMorgan Chase & Co	44,630	2,703,685
M&T Bank Corp	7,390	938,530
Marsh & McLennan Cos Inc	60,240	3,378,862
McGraw Hill Financial Inc	41,788	4,320,879
Simon Property Group Inc REIT	7,170	1,402,739
The Bank of New York Mellon Corp	34,910	1,404,778

		46,197,108

Health Care - 13.6%

AbbVie Inc	9,733	569,770
Actavis PLC (Ireland) *	23,370	6,955,379
Boston Scientific Corp *	120,410	2,137,278
Bristol-Myers Squibb Co	79,520	5,129,040
Express Scripts Holding Co *	74,229	6,440,850
Gilead Sciences Inc *	34,250	3,360,953
HCA Holdings Inc *	63,460	4,774,096
UnitedHealth Group Inc	36,530	4,321,134
Zoetis Inc	70,540	3,265,297

		36,953,797

Industrials - 12.1%

Canadian National Railway Co (Canada)	50,580	3,382,284
CSX Corp	55,610	1,841,803
Deere & Co	76,670	6,723,192
Fastenal Co	20,780	861,019
General Electric Co	211,090	5,237,143
Nielsen Holdings NV (Netherlands)	69,860	3,113,660
Republic Services Inc	64,400	2,612,064
Tyco International PLC (Ireland)	142,645	6,142,294
United Technologies Corp	23,800	2,789,360

		32,702,819

Information Technology - 19.5%

Amdocs Ltd (United Kingdom)	104,900	5,706,560
Apple Inc	108,964	13,558,391

	Shares	Value
Applied Materials Inc	141,100	$3,183,216
eBay Inc *	76,690	4,423,479
Facebook Inc ‘A’ *	62,440	5,133,505
Google Inc ‘A’ *	6,746	3,742,006
Google Inc ‘C’ *	13,766	7,543,768
MasterCard Inc ‘A’	48,230	4,166,590
Western Digital Corp	24,210	2,203,352
Xerox Corp	249,740	3,209,159

		52,870,026

Materials - 2.4%

Potash Corp of Saskatchewan Inc (Canada)	18,683	602,527
Teck Resources Ltd ‘B’ (Canada)	43,200	593,136
Vulcan Materials Co	62,200	5,243,460

		6,439,123

Telecommunication Services - 1.7%

Verizon Communications Inc	92,400	4,493,412

Utilities - 3.0%

AmeriGas Partners LP	29,470	1,406,898
ITC Holdings Corp	37,290	1,395,765
PG&E Corp	64,530	3,424,607
The Southern Co	44,950	1,990,386

		8,217,656

Total Common Stocks (Cost $202,502,532)		263,828,050

SHORT-TERM INVESTMENT - 2.3%

Money Market Fund - 2.3%

BlackRock Liquidity Funds T-Fund Portfolio	6,151,134	6,151,134

Total Short-Term Investment (Cost $6,151,134)		6,151,134

TOTAL INVESTMENTS - 99.7% (Cost $208,653,666)		269,979,184

OTHER ASSETS & LIABILITIES, NET - 0.3%		833,572

NET ASSETS - 100.0%		$270,812,756

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Information Technology	19.5%
Financials	17.0%
Health Care	13.6%
Industrials	12.1%
Consumer Discretionary	11.6%
Consumer Staples	11.1%
Energy	5.4%
Utilities	3.0%
Others (each less than 3.0%)	6.4%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MAIN STREET CORE FUND **

Schedule of Investments (Continued)

March 31, 2015

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$31,313,400	$31,313,400	$—	$—
	Consumer Staples	30,053,505	19,337,699	10,715,806	—
	Energy	14,587,204	14,587,204	—	—
	Financials	46,197,108	46,197,108	—	—
	Health Care	36,953,797	36,953,797	—	—
	Industrials	32,702,819	32,702,819	—	—
	Information Technology	52,870,026	52,870,026	—	—
	Materials	6,439,123	6,439,123	—	—
	Telecommunication Services	4,493,412	4,493,412	—	—
	Utilities	8,217,656	8,217,656	—	—

		263,828,050	253,112,244	10,715,806	—

	Short-Term Investment	6,151,134	6,151,134	—	—

	Total	$269,979,184	$259,263,378	$10,715,806	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MID-CAP EQUITY FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 98.8%

Consumer Discretionary - 17.7%

Big Lots Inc	42,960	$2,063,369
Buffalo Wild Wings Inc *	2,771	502,216
Cabela’s Inc *	8,446	472,807
Chipotle Mexican Grill Inc *	3,187	2,073,271
Cracker Barrel Old Country Store Inc	6,819	1,037,443
Dollar Tree Inc *	34,430	2,793,822
DR Horton Inc	56,939	1,621,623
Expedia Inc	18,141	1,707,612
Harley-Davidson Inc	22,787	1,384,082
Harman International Industries Inc	10,918	1,458,972
Lear Corp	18,332	2,031,552
LKQ Corp *	36,358	929,310
lululemon athletica Inc *	20,749	1,328,351
NVR Inc *	1,519	2,018,235
O’Reilly Automotive Inc *	5,921	1,280,357
Panera Bread Co ‘A’ *	8,225	1,315,959
Polaris Industries Inc	7,571	1,068,268
PulteGroup Inc	34,091	757,843
Ross Stores Inc	25,723	2,710,175
Royal Caribbean Cruises Ltd (Liberia)	17,198	1,407,656
Tenneco Inc *	15,187	872,038
Texas Roadhouse Inc	52,320	1,906,018
The Priceline Group Inc *	750	873,113
Thor Industries Inc	36,882	2,331,311
Tractor Supply Co	12,313	1,047,344
TripAdvisor Inc *	18,731	1,557,857

		38,550,604

Consumer Staples - 7.4%

Casey’s General Stores Inc	2,907	261,921
Hormel Foods Corp	31,409	1,785,602
Monster Beverage Corp *	17,317	2,396,586
Sprouts Farmers Market Inc *	48,304	1,701,750
The Hain Celestial Group Inc *	38,152	2,443,636
The JM Smucker Co	18,849	2,181,395
The Kroger Co	18,361	1,407,554
Tyson Foods Inc ‘A’	56,154	2,150,698
Whole Foods Market Inc	35,201	1,833,268

		16,162,410

Energy - 5.2%

Antero Resources Corp *	14,917	526,868
Concho Resources Inc *	2,814	326,199
Diamondback Energy Inc *	18,013	1,384,119
Energen Corp	22,781	1,503,546
Gulfport Energy Corp *	27,916	1,281,624
Oasis Petroleum Inc *	105,223	1,496,271
Patterson-UTI Energy Inc	83,984	1,576,800
Pioneer Natural Resources Co	2,739	447,854
Range Resources Corp	19,998	1,040,696
US Silica Holdings Inc	51,080	1,818,959

		11,402,936

Financials - 16.2%

Affiliated Managers Group Inc *	13,708	2,944,204
CBOE Holdings Inc	26,621	1,528,179
Host Hotels & Resorts Inc REIT	142,139	2,868,365
KeyCorp	297,074	4,206,568
Lazard Ltd ‘A’ (Bermuda)	42,886	2,255,375
Lincoln National Corp	69,553	3,996,515
National Retail Properties Inc REIT	54,002	2,212,462
Outfront Media Inc REIT	104,397	3,123,558
Signature Bank *	17,372	2,251,064
SVB Financial Group *	18,013	2,288,372
T. Rowe Price Group Inc	28,119	2,277,077
The Hartford Financial Services Group Inc	130,194	5,444,713

		35,396,452

	Shares	Value
Health Care - 14.8%

Akorn Inc *	22,997	$1,092,587
AmerisourceBergen Corp	28,458	3,234,821
BioMarin Pharmaceutical Inc *	10,059	1,253,553
Catamaran Corp (Canada) *	40,047	2,384,398
Centene Corp *	15,912	1,124,819
Cigna Corp	15,766	2,040,751
DaVita HealthCare Partners Inc *	17,901	1,454,993
Edwards Lifesciences Corp *	12,344	1,758,526
Humana Inc	10,232	1,821,501
Incyte Corp *	9,476	868,570
Isis Pharmaceuticals Inc *	19,896	1,266,778
Medivation Inc *	10,248	1,322,709
Molina Healthcare Inc *	6,613	444,989
PAREXEL International Corp *	58,395	4,028,671
PerkinElmer Inc	41,796	2,137,447
Perrigo Co PLC (Ireland)	12,710	2,104,141
ResMed Inc	3,012	216,201
The Cooper Cos Inc	14,105	2,643,559
Vertex Pharmaceuticals Inc *	8,699	1,026,221

		32,225,235

Industrials - 10.3%

Acuity Brands Inc	13,532	2,275,541
AECOM *	73,010	2,250,168
Con-way Inc	41,758	1,842,781
Huntington Ingalls Industries Inc	22,751	3,188,553
JetBlue Airways Corp *	71,567	1,377,665
ManpowerGroup Inc	9,913	854,005
Spirit Airlines Inc *	34,684	2,683,154
Textron Inc	32,883	1,457,703
The Timken Co	10,170	428,564
Trinity Industries Inc	22,448	797,128
United Rentals Inc *	25,134	2,291,215
Verisk Analytics Inc ‘A’ *	41,672	2,975,381

		22,421,858

Information Technology - 15.2%

Avago Technologies Ltd (Singapore)	28,450	3,612,581
Avnet Inc	41,560	1,849,420
Computer Sciences Corp	73,324	4,786,591
DST Systems Inc	20,768	2,299,225
Fidelity National Information Services Inc	41,587	2,830,411
HomeAway Inc *	21,388	645,276
IAC/InterActiveCorp	27,197	1,834,982
iGATE Corp *	29,619	1,263,547
Linear Technology Corp	24,686	1,155,305
NXP Semiconductor NV (Netherlands) *	18,309	1,837,491
Palo Alto Networks Inc *	9,592	1,401,199
Skyworks Solutions Inc	53,996	5,307,267
Take-Two Interactive Software Inc *	28,674	729,897
Twitter Inc *	36,064	1,806,085
Western Digital Corp	9,661	879,248
Yelp Inc *	10,434	494,050
Zillow Group Inc ‘A’ *	4,477	449,043

		33,181,618

Materials - 4.3%

Agnico Eagle Mines Ltd (Canada)	26,831	749,658
CF Industries Holdings Inc	5,288	1,500,100
Compass Minerals International Inc	35,047	3,266,731
KapStone Paper & Packaging Corp	54,698	1,796,282
Louisiana-Pacific Corp *	52,064	859,577
Westlake Chemical Corp	16,864	1,213,196

		9,385,544

Utilities - 7.7%

Atmos Energy Corp	132,881	7,348,319
DTE Energy Co	76,199	6,148,497

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MID-CAP EQUITY FUND **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
Questar Corp	30,414	$725,678
Xcel Energy Inc	74,998	2,610,680

		16,833,174

Total Common Stocks (Cost $185,676,717)		215,559,831

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%

BlackRock Liquidity Funds T-Fund Portfolio	3,739,580	3,739,580

Total Short-Term Investment (Cost $3,739,580)		3,739,580

TOTAL INVESTMENTS - 100.5% (Cost $189,416,297)		219,299,411

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(1,158,558)

NET ASSETS - 100.0%		$218,140,853

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	17.7%
Financials	16.2%
Information Technology	15.2%
Health Care	14.8%
Industrials	10.3%
Utilities	7.7%
Consumer Staples	7.4%
Energy	5.2%
Materials	4.3%
Others (each less than 3.0%)	1.7%

	100.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$215,559,831	$215,559,831	$—	$—
	Short-Term Investment	3,739,580	3,739,580	—	—

	Total	$219,299,411	$219,299,411	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MID-CAP GROWTH FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 98.5%

Consumer Discretionary - 19.9%

Burberry Group PLC (United Kingdom)	39,106	$1,004,314
Carter’s Inc	14,181	1,311,317
DSW Inc ‘A’	27,026	996,719
Dunkin’ Brands Group Inc	33,050	1,571,858
Gentex Corp	48,453	886,690
Kate Spade & Co *	20,776	693,711
Mattel Inc	43,137	985,680
Nordstrom Inc	15,723	1,262,871
Polaris Industries Inc	6,029	850,692
Ralph Lauren Corp	5,159	678,409
Ross Stores Inc	12,273	1,293,083
Tiffany & Co	10,392	914,600
TripAdvisor Inc *	6,340	527,298
Ulta Salon Cosmetics & Fragrance Inc *	11,834	1,785,159
Under Armour Inc ‘A’ *	8,707	703,090
Urban Outfitters Inc *	36,916	1,685,215

		17,150,706

Consumer Staples - 7.4%

Brown-Forman Corp ‘B’	8,740	789,659
Coty Inc ‘A’	37,626	913,183
Mead Johnson Nutrition Co	20,164	2,027,087
The Hain Celestial Group Inc *	28,349	1,815,753
Whole Foods Market Inc	16,556	862,236

		6,407,918

Energy - 6.8%

Cabot Oil & Gas Corp	39,654	1,170,983
Cimarex Energy Co	5,988	689,159
Continental Resources Inc *	27,495	1,200,707
Dril-Quip Inc *	9,178	627,683
Noble Energy Inc	15,892	777,119
Oasis Petroleum Inc *	34,139	485,457
Southwestern Energy Co *	37,127	860,975

		5,812,083

Financials - 10.1%

CME Group Inc ‘A’	12,030	1,139,361
First Republic Bank	32,232	1,840,125
Northern Trust Corp	37,384	2,603,796
Oaktree Capital Group LLC	12,391	640,119
Signature Bank *	14,216	1,842,109
UMB Financial Corp	11,027	583,218

		8,648,728

Health Care - 18.4%

Acadia Healthcare Co Inc *	13,777	986,433
ACADIA Pharmaceuticals Inc *	19,151	624,131
Align Technology Inc *	20,422	1,098,397
Alkermes PLC (Ireland) *	21,314	1,299,515
BioMarin Pharmaceutical Inc *	13,431	1,673,771
Cerner Corp *	14,022	1,027,252
Henry Schein Inc *	9,050	1,263,561
Incyte Corp *	9,740	892,768
Intuitive Surgical Inc *	4,762	2,404,953
Medivation Inc *	10,138	1,308,512
Varian Medical Systems Inc *	16,158	1,520,306
Zoetis Inc	36,580	1,693,288

		15,792,887

Industrials - 15.0%

Expeditors International of Washington Inc	42,131	2,029,872
Fastenal Co	39,688	1,644,472
Flowserve Corp	23,156	1,308,082
Fortune Brands Home & Security Inc	36,762	1,745,460
Generac Holdings Inc *	3,448	167,883

	Shares	Value
JB Hunt Transport Services Inc	5,079	$433,721
Joy Global Inc	20,724	811,966
Polypore International Inc *	14,669	864,004
Stericycle Inc *	9,619	1,350,796
Towers Watson & Co ‘A’	8,351	1,103,877
Verisk Analytics Inc ‘A’ *	20,300	1,449,420

		12,909,553

Information Technology - 18.8%

Alliance Data Systems Corp *	4,516	1,337,865
ANSYS Inc *	12,780	1,127,068
CoStar Group Inc *	6,971	1,379,073
Electronic Arts Inc *	44,817	2,635,912
F5 Networks Inc *	9,378	1,077,907
GrubHub Inc *	26,559	1,205,513
Microchip Technology Inc	39,699	1,941,281
Pandora Media Inc *	92,507	1,499,538
SanDisk Corp	10,389	660,948
ServiceNow Inc *	13,703	1,079,522
Teradata Corp *	30,868	1,362,514
WebMD Health Corp *	19,450	852,591

		16,159,732

Materials - 2.1%

The Scotts Miracle-Gro Co ‘A’	14,183	952,672
The Valspar Corp	9,849	827,611

		1,780,283

Total Common Stocks (Cost $73,386,126)		84,661,890

SHORT-TERM INVESTMENT - 1.5%

Money Market Fund - 1.5%

BlackRock Liquidity Funds T-Fund Portfolio	1,312,616	1,312,616

Total Short-Term Investment (Cost $1,312,616)		1,312,616

TOTAL INVESTMENTS - 100.0% (Cost $74,698,742)		85,974,506

OTHER ASSETS & LIABILITIES, NET - 0.0%		14,710

NET ASSETS - 100.0%		$85,989,216

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.9%
Information Technology	18.8%
Health Care	18.4%
Industrials	15.0%
Financials	10.1%
Consumer Staples	7.4%
Energy	6.8%
Others (each less than 3.0%)	3.6%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF MID-CAP GROWTH FUND **

Schedule of Investments (Continued)

March 31, 2015

(b)	Transactions in written options for the year ended March 31, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, March 31, 2014	161	$30,820
Call Options Written	299	13,997
Put Options Written	2,286	184,954
Call Options Closed	(45)	(5,175)
Put Options Closed	(1,531)	(73,819)
Expired Call Options	(250)	(8,117)
Expired Put Options	(732)	(108,706)

Outstanding, March 31, 2015	188	$33,954

(c)	Premium received and value of written options outstanding as of March 31, 2015 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Counter- Party	Number of Contracts	Premium	Value
Call - Dril-Quip Inc	$70.00	04/17/15	CIT	49	$5,880	($4,533)

Put - ACADIA Pharmaceuticals Inc	28.00	05/15/15	GSC	91	11,284	(6,643)
Put - Pacira Pharmaceuticals Inc	85.00	05/15/15	GSC	48	16,790	(22,560)

					28,074	(29,203)

Total Written Options					$33,954	($33,736)

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$17,150,706	$16,146,392	$1,004,314	$—
	Consumer Staples	6,407,918	6,407,918	—	—
	Energy	5,812,083	5,812,083	—	—
	Financials	8,648,728	8,648,728	—	—
	Health Care	15,792,887	15,792,887	—	—
	Industrials	12,909,553	12,909,553	—	—
	Information Technology	16,159,732	16,159,732	—	—
	Materials	1,780,283	1,780,283	—	—

		84,661,890	83,657,576	1,004,314	—

	Short-Term Investment	1,312,616	1,312,616	—	—

	Total Assets	85,974,506	84,970,192	1,004,314	—

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(33,736)	(6,643)	(27,093)	—

	Total Liabilities	(33,736)	(6,643)	(27,093)	—

	Total	$85,940,770	$84,963,549	$977,221	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SMALL-CAP GROWTH FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
WARRANTS - 0.0%

Health Care - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/02/19 *	15,525	$9,051

Total Warrants (Cost $0)		9,051

COMMON STOCKS - 97.8%

Consumer Discretionary - 14.4%

2U Inc *	42,407	1,084,774
Asbury Automotive Group Inc *	4,874	405,029
BJ’s Restaurants Inc *	7,867	396,890
Brunswick Corp	18,100	931,245
Buffalo Wild Wings Inc *	6,242	1,131,300
Fiesta Restaurant Group Inc *	12,902	787,022
HSN Inc	12,548	856,150
iRobot Corp *	2,590	84,512
La Quinta Holdings Inc *	43,979	1,041,423
LifeLock Inc *	24,258	342,280
MarineMax Inc *	13,930	369,284
Rentrak Corp *	8,053	447,425
Restoration Hardware Holdings Inc *	11,222	1,113,110
Skechers U.S.A. Inc ‘A’ *	16,679	1,199,387
Sonic Corp	14,172	449,252
Wayfair Inc ‘A’ *	24,285	780,034
Zoe’s Kitchen Inc *	19,929	663,436

		12,082,553

Consumer Staples - 2.8%

Diplomat Pharmacy Inc *	26,657	921,799
The Hain Celestial Group Inc *	10,186	652,413
United Natural Foods Inc *	10,153	782,187

		2,356,399

Energy - 0.5%

GasLog Ltd (Bermuda)	22,141	429,978

Financials - 9.4%

BioMed Realty Trust Inc REIT	3,778	85,609
Evercore Partners Inc ‘A’	3,706	191,452
Janus Capital Group Inc	37,962	652,567
MarketAxess Holdings Inc	14,686	1,217,469
On Deck Capital Inc *	15,057	320,564
PrivateBancorp Inc	18,752	659,508
Springleaf Holdings Inc *	16,229	840,175
Stifel Financial Corp *	19,353	1,078,930
SVB Financial Group *	5,289	671,915
Western Alliance Bancorp *	22,733	673,806
WisdomTree Investments Inc	69,180	1,484,603

		7,876,598

Health Care - 23.4%

ABIOMED Inc *	20,463	1,464,742
ACADIA Pharmaceuticals Inc *	6,444	210,010
Acceleron Pharma Inc *	3,913	148,929
Agios Pharmaceuticals Inc *	2,598	244,991
Alnylam Pharmaceuticals Inc *	5,704	595,612
Bluebird Bio Inc *	7,199	869,423
Celldex Therapeutics Inc *	38,688	1,078,235
Cepheid *	13,095	745,106
Charles River Laboratories International Inc *	13,277	1,052,733
Clovis Oncology Inc *	9,493	704,665
Depomed Inc *	8,423	188,759
DexCom Inc *	13,471	839,782

	Shares	Value
ExamWorks Group Inc *	22,399	$932,246
Fluidigm Corp *	19,863	836,232
Foundation Medicine Inc *	13,814	664,592
Horizon Pharma PLC *	18,685	485,249
Juno Therapeutics Inc *	10,603	643,178
LDR Holding Corp *	616	22,570
Neurocrine Biosciences Inc *	16,584	658,551
NxStage Medical Inc *	35,394	612,316
Ophthotech Corp *	1,797	83,614
PTC Therapeutics Inc *	2,862	174,153
Receptos Inc *	4,355	718,096
Spark Therapeutics Inc *	6,204	480,810
Synageva BioPharma Corp *	6,465	630,531
Team Health Holdings Inc *	16,842	985,425
TESARO Inc *	9,435	541,569
The Spectranetics Corp *	22,765	791,311
Ultragenyx Pharmaceutical Inc *	8,520	529,007
Veeva Systems Inc ‘A’ *	24,866	634,829
Zeltiq Aesthetics Inc *	32,067	988,626

		19,555,892

Industrials - 10.7%

Air Lease Corp	15,342	579,007
Astronics Corp *	15,638	1,152,521
Genesee & Wyoming Inc ‘A’ *	4,079	393,379
Hexcel Corp	17,222	885,555
JetBlue Airways Corp *	47,887	921,825
Knight Transportation Inc	23,616	761,616
Paylocity Holdings Corp *	28,056	803,524
Proto Labs Inc	1,556	108,920
RBC Bearings Inc *	4,780	365,861
The Middleby Corp *	3,984	408,958
Trex Co Inc *	19,993	1,090,218
US Ecology Inc	12,941	646,662
WageWorks Inc *	7,748	413,201
Watsco Inc	3,282	412,547

		8,943,794

Information Technology - 36.2%

Ambarella Inc (Cayman) *	12,967	981,732
Benefitfocus Inc *	16,522	607,844
Blackhawk Network Holdings Inc *	5,972	213,618
Cavium Inc *	19,991	1,415,763
Cimpress NV (Netherlands) *	12,741	1,075,086
Cirrus Logic Inc *	18,817	625,853
Cognex Corp *	10,821	536,613
comScore Inc *	23,017	1,178,470
Cray Inc *	17,665	496,033
Criteo SA ADR (France) *	19,263	760,889
Cyberark Software Ltd (Israel)	11,576	643,278
Demandware Inc *	8,250	502,425
EPAM Systems Inc *	23,169	1,420,028
FARO Technologies Inc *	15,951	991,036
FireEye Inc *	31,327	1,229,585
Gogo Inc *	64,692	1,233,030
GrubHub Inc *	32,585	1,479,033
Infinera Corp *	56,127	1,104,018
IPG Photonics Corp *	14,149	1,311,612
Manhattan Associates Inc *	17,305	875,806
Materialise NV ADR (Belgium) *	20,387	142,505
MAXIMUS Inc	13,344	890,845
Monolithic Power Systems Inc	7,832	412,355
Paycom Software Inc *	22,525	722,152
Proofpoint Inc *	20,053	1,187,539
Qualys Inc *	18,932	879,959
Rambus Inc *	39,265	493,757
Ruckus Wireless Inc *	40,716	524,015
Sierra Wireless Inc (Canada) *	11,487	380,105
SunPower Corp *	29,020	908,616
Synchronoss Technologies Inc *	14,597	692,774

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SMALL-CAP GROWTH FUND **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
Tableau Software Inc ‘A’ *	12,001	$1,110,333
Tessera Technologies Inc	25,600	1,031,168
The Ultimate Software Group Inc *	7,304	1,241,351
TrueCar Inc *	21,197	378,366
Zendesk Inc *	28,332	642,853

		30,320,445

Materials - 0.4%

Flotek Industries Inc *	23,039	339,595

Total Common Stocks (Cost $66,459,262)		81,905,254

SHORT-TERM INVESTMENT - 2.3%

Money Market Fund - 2.3%

BlackRock Liquidity Funds T-Fund Portfolio	1,910,740	1,910,740

Total Short-Term Investment (Cost $1,910,740)		1,910,740

TOTAL INVESTMENTS - 100.1% (Cost $68,370,002)		83,825,045

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(94,123)

NET ASSETS - 100.0%		$83,730,922

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Information Technology	36.2%
Health Care	23.4%
Consumer Discretionary	14.4%
Industrials	10.7%
Financials	9.4%
Others (each less than 3.0%)	6.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Warrants (1)	$9,051	$—	$9,051	$—
	Common Stocks (1)	81,905,254	81,905,254	—	—
	Short-Term Investment	1,910,740	1,910,740	—	—

	Total	$83,825,045	$83,815,994	$9,051	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SMALL-CAP VALUE FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 98.6%

Consumer Discretionary - 18.8%

Big Lots Inc	42,260	$2,029,748
Bloomin’ Brands Inc	76,460	1,860,272
Brown Shoe Co Inc	41,220	1,352,016
Citi Trends Inc *	57,710	1,558,170
Crocs Inc *	97,130	1,147,105
Dana Holding Corp	64,680	1,368,629
Ethan Allen Interiors Inc	36,560	1,010,518
GameStop Corp ‘A’	39,550	1,501,318
Helen of Troy Ltd (Bermuda) *	13,950	1,136,786
MarineMax Inc *	75,360	1,997,794
Meritage Homes Corp *	41,730	2,029,747
Office Depot Inc *	271,650	2,499,180
Pier 1 Imports Inc	90,480	1,264,910
Scholastic Corp	34,450	1,410,383
Tenneco Inc *	29,370	1,686,425
The Children’s Place Inc	30,560	1,961,646
Thor Industries Inc	23,890	1,510,087

		27,324,734

Consumer Staples - 3.4%

Cott Corp (Canada)	186,170	1,744,413
Dean Foods Co	118,100	1,952,193
SpartanNash Co	39,180	1,236,521

		4,933,127

Energy - 2.2%

Bill Barrett Corp *	81,990	680,517
Rosetta Resources Inc *	61,870	1,053,027
SM Energy Co	27,500	1,421,200

		3,154,744

Financials - 29.3%

1st Source Corp	26,240	843,091
Ashford Hospitality Prime Inc REIT	58,000	972,660
Ashford Hospitality Trust Inc REIT	87,740	844,059
Ashford Inc *	1,008	119,710
Aspen Insurance Holdings Ltd (Bermuda)	40,340	1,905,258
Associated Banc-Corp	64,280	1,195,608
Associated Estates Realty Corp REIT	60,800	1,500,544
CNO Financial Group Inc	122,340	2,106,695
Customers Bancorp Inc *	68,396	1,666,127
DiamondRock Hospitality Co REIT	102,610	1,449,879
Essent Group Ltd (Bermuda) *	59,670	1,426,710
First BanCorp *	155,560	964,472
First Commonwealth Financial Corp	103,640	932,760
First Niagara Financial Group Inc	139,260	1,231,058
FirstMerit Corp	86,620	1,650,977
Gramercy Property Trust Inc	52,900	1,484,903
Hersha Hospitality Trust REIT	142,190	919,969
HomeStreet Inc *	60,200	1,102,864
LTC Properties Inc REIT	35,970	1,654,620
Medical Properties Trust Inc REIT	117,650	1,734,161
Popular Inc *	48,060	1,652,783
Ramco-Gershenson Properties Trust REIT	75,010	1,395,186
STAG Industrial Inc REIT	48,210	1,133,899
StanCorp Financial Group Inc	28,160	1,931,776
Susquehanna Bancshares Inc	126,980	1,740,896
Synovus Financial Corp	40,770	1,141,968
The Hanover Insurance Group Inc	26,770	1,942,967
Validus Holdings Ltd (Bermuda)	36,670	1,543,807
Webster Financial Corp	53,400	1,978,470
Wilshire Bancorp Inc	123,490	1,231,195
Zions Bancorp	49,180	1,327,860

		42,726,932

	Shares	Value
Health Care - 3.3%

LifePoint Hospitals Inc *	21,050	$1,546,123
Molina Healthcare Inc *	18,850	1,268,417
WellCare Health Plans Inc *	21,500	1,966,390

		4,780,930

Industrials - 18.2%

AECOM Technology Corp *	31,769	979,111
Air Transport Services Group Inc *	138,090	1,273,190
Columbus Mckinnon Corp	56,660	1,526,420
Con-way Inc	29,160	1,286,831
EMCOR Group Inc	30,970	1,439,176
General Cable Corp	54,160	933,177
Granite Construction Inc	39,163	1,376,188
Hawaiian Holdings Inc *	74,150	1,633,154
Kelly Services Inc ‘A’	30,840	537,850
Korn/Ferry International	20,387	670,121
Mistras Group Inc *	44,570	858,418
Oshkosh Corp	29,820	1,454,918
Regal-Beloit Corp	21,210	1,695,103
SkyWest Inc	148,710	2,172,653
Terex Corp	31,990	850,614
Tutor Perini Corp *	56,370	1,316,240
United Stationers Inc	35,570	1,458,014
Viad Corp	63,100	1,755,442
Wabash National Corp *	125,540	1,770,114
WESCO International Inc *	22,900	1,600,481

		26,587,215

Information Technology - 17.5%

Advanced Micro Devices Inc *	190,430	510,352
Arrow Electronics Inc *	25,680	1,570,332
Avnet Inc	31,280	1,391,960
Booz Allen Hamilton Holding Corp	55,000	1,591,700
CSG Systems International Inc	59,430	1,806,078
Cypress Semiconductor Corp	70,467	994,286
ExlService Holdings Inc *	28,357	1,054,880
Fairchild Semiconductor International Inc *	116,170	2,111,971
Finisar Corp *	67,520	1,440,877
Insight Enterprises Inc *	71,020	2,025,490
Integrated Silicon Solution Inc	82,270	1,471,810
Mitel Networks Corp (Canada) *	130,690	1,329,117
MKS Instruments Inc	40,370	1,364,910
Photronics Inc *	147,650	1,255,025
SunEdison Semiconductor Ltd	56,990	1,471,482
Sykes Enterprises Inc *	57,490	1,428,627
TTM Technologies Inc *	112,640	1,014,886
Vishay Intertechnology Inc	120,310	1,662,684

		25,496,467

Materials - 2.2%

A Schulman Inc	44,350	2,137,670
Graphic Packaging Holding Co *	77,660	1,129,176

		3,266,846

Utilities - 3.7%

PNM Resources Inc	73,870	2,157,004
Southwest Gas Corp	36,620	2,130,185
UGI Corp	35,705	1,163,626

		5,450,815

Total Common Stocks (Cost $131,023,808)		143,721,810

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF SMALL-CAP VALUE FUND **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

BlackRock Liquidity Funds T-Fund Portfolio	3,229,431	$3,229,431

Total Short-Term Investment (Cost $3,229,431)		3,229,431

TOTAL INVESTMENTS - 100.8% (Cost $134,253,239)		146,951,241

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(1,149,865)

NET ASSETS - 100.0%		$145,801,376

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Financials	29.3%
Consumer Discretionary	18.8%
Industrials	18.2%
Information Technology	17.5%
Utilities	3.7%
Consumer Staples	3.4%
Health Care	3.3%
Others (each less than 3.0%)	6.6%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$143,721,810	$143,721,810	$—	$—
	Short-Term Investment	3,229,431	3,229,431	—	—

	Total	$146,951,241	$146,951,241	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF REAL ESTATE FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 97.6%

Consumer Discretionary - 4.5%

Extended Stay America Inc	5,880	$114,836
Hilton Worldwide Holdings Inc *	38,474	1,139,600
La Quinta Holdings Inc *	995	23,562
Starwood Hotels & Resorts Worldwide Inc	11,314	944,719

		2,222,717

Financials - 93.1%

Acadia Realty Trust REIT	5,476	191,003
Alexandria Real Estate Equities Inc REIT	3,489	342,062
Apartment Investment & Management Co ‘A’ REIT	377	14,839
AvalonBay Communities Inc REIT	15,640	2,725,270
BioMed Realty Trust Inc REIT	13,767	311,960
Boston Properties Inc REIT	17,879	2,511,642
Camden Property Trust REIT	20,627	1,611,588
Chesapeake Lodging Trust REIT	21,168	716,113
Corporate Office Properties Trust REIT	4,460	131,035
Cousins Properties Inc REIT	36,069	382,331
CubeSmart REIT	5,197	125,507
DCT Industrial Trust Inc REIT	1,598	55,387
DDR Corp REIT	1,868	34,782
Douglas Emmett Inc REIT	25,600	763,136
Duke Realty Corp REIT	20,094	437,446
Equity Lifestyle Properties Inc REIT	13,353	733,747
Equity One Inc REIT	3,947	105,345
Equity Residential REIT	52,146	4,060,087
Essex Property Trust Inc REIT	2,501	574,980
Federal Realty Investment Trust REIT	1,639	241,277
General Growth Properties Inc REIT	63,073	1,863,807
HCP Inc REIT	14,160	611,854
Health Care REIT Inc	4,234	327,542
Healthcare Realty Trust Inc REIT	6,022	167,291
Host Hotels & Resorts Inc REIT	145,751	2,941,255
Hudson Pacific Properties Inc REIT	17,353	575,946
Kimco Realty Corp REIT	38,735	1,040,035
LaSalle Hotel Properties REIT	1,428	55,492
Lexington Realty Trust REIT	1,473	14,480
Liberty Property Trust REIT	14,606	521,434
Mack-Cali Realty Corp REIT	24,474	471,859
Mid-America Apartment Communities Inc REIT	8,368	646,595
National Retail Properties Inc REIT	15,205	622,949
Paramount Group Inc REIT	12,545	242,119
Prologis Inc REIT	25,089	1,092,877
Public Storage REIT	11,689	2,304,369
Realty Income Corp REIT	9,110	470,076
Regency Centers Corp REIT	22,440	1,526,818

	Shares	Value
Rexford Industrial Realty Inc REIT	8,790	$138,970
Senior Housing Properties Trust REIT	41,888	929,495
Simon Property Group Inc REIT	30,176	5,903,633
Sovran Self Storage Inc REIT	2,238	210,238
STORE Capital Corp REIT	18,620	434,777
Tanger Factory Outlet Centers Inc REIT	29,966	1,053,904
The Macerich Co REIT	10,142	855,275
Urban Edge Properties REIT	8,791	208,347
Ventas Inc REIT	20,744	1,514,695
Vornado Realty Trust REIT	27,648	3,096,576
WP GLIMCHER Inc REIT	10,350	172,120

		46,084,365

Total Common Stocks (Cost $25,194,451)		48,307,082

SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds T-Fund Portfolio	962,878	962,878

Total Short-Term Investment (Cost $962,878)		962,878

TOTAL INVESTMENTS - 99.6% (Cost $26,157,329)		49,269,960

OTHER ASSETS & LIABILITIES, NET - 0.4%		216,214

NET ASSETS - 100.0%		$49,486,174

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified by property sector as a percentage of net assets as follows:

Retail	28.9%
Residential	21.0%
Office	17.1%
Hotels, Resorts & Cruise Lines	12.0%
Health Care	7.2%
Specialized	5.3%
Diversified	3.6%
Others (each less than 3.0%)	2.5%

97.6%
Short-Term Investment	2.0%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$48,307,082	$48,307,082	$—	$—
	Short-Term Investment	962,878	962,878	—	—

	Total	$49,269,960	$49,269,960	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
WARRANTS - 0.0%

Malaysia - 0.0%

Genting Bhd Exercise @ MYR 7.96 Exp 12/18/18 *	137,750	$68,066

Total Warrants (Cost $64,905)		68,066

PREFERRED STOCKS - 2.7%

Brazil - 1.9%

Cia Brasileira de Distribuicao	24,600	735,714
Lojas Americanas SA	354,132	1,830,828

		2,566,542

Colombia - 0.7%

Banco Davivienda SA	46,427	451,770
Bancolombia SA ADR	14,470	569,105

		1,020,875

India - 0.1%

Zee Entertainment Enterprises Ltd *	7,089,243	92,890

Total Preferred Stocks (Cost $3,530,580)		3,680,307

COMMON STOCKS - 92.9%

Bermuda - 1.1%

Jardine Strategic Holdings Ltd	42,282	1,477,176

Brazil - 6.4%

Ambev SA ADR *	182,940	1,053,734
B2W Cia Digital *	58,656	371,246
BM&FBovespa SA	410,416	1,431,257
Cyrela Brazil Realty SA Empreendimentos e Participacoes	124,400	520,355
Diagnosticos da America SA	105,500	302,463
Embraer SA ADR	49,060	1,508,595
Estacio Participacoes SA	154,300	910,846
Kroton Educacional SA	138,722	448,997
Natura Cosmeticos SA	70,100	595,890
Sul America SA	99,535	438,801
Telefonica Brasil SA ADR	79,550	1,216,320

		8,798,504

Canada - 0.0%

First Quantum Minerals Ltd	1,326	16,071

Cayman - 14.9%

Alibaba Group Holding Ltd ADR *	14,200	1,182,008
Baidu Inc ADR *	29,350	6,116,540
Homeinns Hotel Group ADR *	24,180	572,340
JD.com Inc ADR *	71,088	2,088,565
Melco Crown Entertainment Ltd ADR	61,500	1,319,790
New Oriental Education & Technology Group Inc ADR *	66,750	1,479,847
Qunar Cayman Islands Ltd ADR *	19,500	804,375
SOHO China Ltd	772,000	525,629
Tencent Holdings Ltd	221,822	4,193,464
Tingyi Cayman Islands Holding Corp	760,000	1,637,028
Want Want China Holdings Ltd	671,000	712,812

		20,632,398

	Shares	Value
China - 3.5%

China Life Insurance Co Ltd ‘H’	278,000	$1,222,503
China Oilfield Services Ltd ‘H’	394,000	654,984
China Pacific Insurance Group Co Ltd ‘H’	153,800	732,628
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	192,000	168,633
Sinopharm Group Co Ltd ‘H’	379,400	1,545,277
Tsingtao Brewery Co Ltd ‘H’	82,000	549,987

		4,874,012

Colombia - 2.0%

Almacenes Exito SA	55,591	534,529
Almacenes Exito SA GDR ~	43,900	418,090
Grupo Aval Acciones y Valores ADR	123,950	1,111,831
Grupo de Inversiones Suramericana SA	53,315	688,174

		2,752,624

Egypt - 0.6%

Commercial International Bank Egypt SAE	103,573	764,110

France - 3.5%

Casino Guichard-Perrachon SA	350	30,962
Kering	4,120	805,305
LVMH Moet Hennessy Louis Vuitton SE	14,528	2,563,920
Pernod Ricard SA	12,062	1,423,360

		4,823,547

Hong Kong - 4.7%

AIA Group Ltd	338,000	2,118,417
Galaxy Entertainment Group Ltd	134,000	607,580
Hang Lung Group Ltd	142,000	648,002
Hang Lung Properties Ltd	667,000	1,877,943
Hong Kong Exchanges & Clearing Ltd	50,216	1,227,693
SJM Holdings Ltd	27,000	35,186

		6,514,821

India - 15.8%

Ambuja Cements Ltd	158,812	647,832
Apollo Hospitals Enterprise Ltd	43,502	951,203
Asian Paints Ltd	16,135	209,120
Cipla Ltd	67,333	766,301
Colgate-Palmolive India Ltd	13,054	421,540
Divi’s Laboratories Ltd	3,017	85,876
Dr Reddy’s Laboratories Ltd	23,860	1,341,179
Glenmark Pharmaceuticals Ltd	32,499	409,224
Housing Development Finance Corp Ltd	237,495	4,991,666
ICICI Bank Ltd ADR	208,560	2,160,682
Infosys Ltd	126,706	4,484,317
Kotak Mahindra Bank Ltd	17,006	356,395
Larsen & Toubro Ltd	15,323	420,894
Lupin Ltd	8,951	288,221
Sun Pharmaceutical Industries Ltd	44,879	732,803
Tata Consultancy Services Ltd	39,515	1,611,432
Ultratech Cement Ltd	13,970	642,269
Zee Entertainment Enterprises Ltd	250,166	1,364,521

		21,885,475

Indonesia - 2.9%

P.T. Astra International Tbk	3,734,000	2,445,658
P.T. Indocement Tunggal Prakarsa Tbk	369,500	619,007
P.T. Semen Indonesia Persero Tbk *	575,500	599,480
P.T. Unilever Indonesia Tbk	116,000	351,414

		4,015,559

Italy - 2.0%

Prada SPA	454,600	2,753,165

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS FUND **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
Luxembourg - 0.9%

Tenaris SA ADR	42,300	$1,184,400

Malaysia - 1.1%

Genting Bhd	619,200	1,503,854

Mexico - 7.4%

Alfa SAB de CV ‘A’ *	80,360	162,527
America Movil SAB de CV ‘L’ ADR	124,530	2,547,884
Fomento Economico Mexicano SAB de CV *	142,785	1,334,757
Grupo Aeroportuario del Sureste SAB de CV ‘B’ *	30,692	412,748
Grupo Financiero Banorte SAB de CV ‘O’	361,328	2,094,985
Grupo Financiero Inbursa SAB de CV ‘O’	523,557	1,319,404
Grupo Televisa SAB ADR *	56,690	1,871,337
Wal-Mart de Mexico SAB de CV	218,582	544,682

		10,288,324

Netherlands - 1.2%

Yandex NV ‘A’ *	105,610	1,601,576

Nigeria - 1.1%

Guaranty Trust Bank PLC	3,085,280	406,876
Nigerian Breweries PLC	819,447	591,583
Zenith Bank PLC	4,687,326	494,047

		1,492,506

Philippines - 2.4%

Jollibee Foods Corp	167,560	824,320
SM Investments Corp	66,175	1,331,159
SM Prime Holdings Inc	2,636,070	1,177,159

		3,332,638

Russia - 5.3%

Alrosa AO *	707,091	874,752
Magnit PJSC (RTS) *	20,772	4,050,897
NOVATEK OAO GDR (LI) ~	33,052	2,459,763

		7,385,412

South Africa - 0.9%

MTN Group Ltd	71,593	1,206,558

South Korea - 1.0%

NAVER Corp	2,388	1,441,156

Switzerland - 1.2%

Cie Financiere Richemont SA	20,478	1,648,587

Taiwan - 3.4%

MediaTek Inc	129,000	1,743,740
Taiwan Semiconductor Manufacturing Co Ltd	638,995	2,964,503

		4,708,243

Thailand - 1.2%

Airports of Thailand PCL	35,800	308,052
CP ALL PCL	1,026,800	1,293,755

		1,601,807

Turkey - 1.9%

Anadolu Efes Biracilik Ve Malt Sanayii AS *	80,914	677,302
BIM Birlesik Magazalar AS	31,169	552,742

	Shares	Value
Haci Omer Sabanci Holding AS	317,497	$1,119,243
Ulker Biskuvi Sanayi AS	38,442	288,927

		2,638,214

United Arab Emirates - 1.2%

DP World Ltd	76,386	1,649,937

United Kingdom - 4.4%

Genel Energy PLC *	23,452	163,583
Glencore PLC	503,985	2,121,761
HSBC Holdings PLC l	—	3
Old Mutual PLC	505,868	1,674,401
SABMiller PLC	28,021	1,466,296
Tullow Oil PLC	172,989	722,347

		6,148,391

United States - 0.9%

MercadoLibre Inc	10,260	1,257,055

Total Common Stocks (Cost $108,720,973)		128,396,120

SHORT-TERM INVESTMENT - 4.3%

Money Market Fund - 4.3%

BlackRock Liquidity Funds T-Fund Portfolio	5,889,925	5,889,925

Total Short-Term Investment (Cost $5,889,925)		5,889,925

TOTAL INVESTMENTS - 99.9% (Cost $118,206,383)		138,034,418

OTHER ASSETS & LIABILITIES, NET - 0.1%		207,195

NET ASSETS - 100.0%		$138,241,613

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Financials	21.4%
Consumer Discretionary	19.5%
Information Technology	19.2%
Consumer Staples	13.9%
Industrials	5.3%
Health Care	4.8%
Short-Term Investment	4.3%
Materials	4.1%
Energy	3.8%
Telecommunications Services	3.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF EMERGING MARKETS FUND **

Schedule of Investments (Continued)

March 31, 2015

(b)	As of March 31, 2015, the fund was diversified by country of incorporation as a percentage of net assets as follows:

India	15.9%
Cayman	14.9%
Brazil	8.3%
Mexico	7.4%
Russia	5.3%
United States (Includes Short-Term Investment)	5.2%
Hong Kong	4.7%
United Kingdom	4.4%
China	3.5%
France	3.5%
Taiwan	3.4%
Others (each less than 3.0%)	23.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) are based on country of formation/incorporation, which is where the Holding is legal formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among the risks.

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$68,066	$68,066	$—	$—
	Preferred Stocks (1)	3,680,307	3,680,307	—	—
	Common Stocks
	Bermuda	1,477,176	—	1,477,176	—
	Brazil	8,798,504	8,798,504	—	—
	Canada	16,071	16,071	—	—
	Cayman	20,632,398	13,563,466	7,068,932	—
	China	4,874,012	—	4,874,012	—
	Colombia	2,752,624	2,334,535	418,089	—
	Egypt	764,110	—	764,110	—
	France	4,823,547	—	4,823,547	—
	Hong Kong	6,514,821	—	6,514,821	—
	India	21,885,475	2,160,682	19,724,793	—
	Indonesia	4,015,559	—	4,015,559	—
	Italy	2,753,165	—	2,753,165	—
	Luxembourg	1,184,400	1,184,400	—	—
	Malaysia	1,503,854	—	1,503,854	—
	Mexico	10,288,324	10,288,324	—	—
	Netherlands	1,601,576	1,601,576	—	—
	Nigeria	1,492,506	1,492,506	—	—
	Philippines	3,332,638	—	3,332,638	—
	Russia	7,385,412	—	7,385,412	—
	South Africa	1,206,558	—	1,206,558	—
	South Korea	1,441,156	—	1,441,156	—
	Switzerland	1,648,587	—	1,648,587	—
	Taiwan	4,708,243	—	4,708,243	—
	Thailand	1,601,807	1,601,807	—	—
	Turkey	2,638,214	—	2,638,214	—
	United Arab Emirates	1,649,937	1,649,937	—	—
	United Kingdom	6,148,391	—	6,148,391	—
	United States	1,257,055	1,257,055	—	—

		128,396,120	45,948,863	82,447,257	—

	Short-Term Investment	5,889,925	5,889,925	—	—

	Total	$138,034,418	$55,587,161	$82,447,257	$—

During the year ended March 31, 2015, investments with a total aggregate value of $3,278,794 were transferred from Level 1 to Level 2 due to valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading. Also during the same year, investments with a total aggregate value of $1,601,807 were transferred from Level 2 to Level 1 due to the removal of valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL LARGE-CAP FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
PREFERRED STOCKS - 0.5%

Brazil - 0.5%

Itau Unibanco Holding SA ADR	107,261	$1,186,307

Total Preferred Stocks (Cost $1,401,777)		1,186,307

COMMON STOCKS - 98.8%

Australia - 0.4%

Orica Ltd	60,689	920,959

Belgium - 0.5%

Kbc Groep NV	19,537	1,208,867

Bermuda - 1.5%

Global Brands Group Holding Ltd *	5,514,639	1,077,934
Li & Fung Ltd	2,209,358	2,155,147

		3,233,081

Canada - 4.0%

Canadian National Railway Co	71,012	4,748,572
Loblaw Cos Ltd	35,377	1,729,536
Suncor Energy Inc	15,154	442,817
Valeant Pharmaceuticals International Inc *	9,197	1,826,708

		8,747,633

Cayman - 0.1%

Alibaba Group Holding Ltd * ADR	3,914	325,801

Denmark - 0.6%

Carlsberg AS ‘B’	16,194	1,337,205

France - 13.4%

Air Liquide SA	36,154	4,650,508
Bureau Veritas SA	51,222	1,100,885
Danone SA	65,974	4,439,844
Dassault Systemes	17,736	1,201,665
GDF Suez	118,675	2,348,268
Hermes International	1,313	463,483
Legrand SA	30,576	1,647,852
LVMH Moet Hennessy Louis Vuitton SE	24,824	4,380,971
Pernod Ricard SA	38,653	4,561,195
Schneider Electric SE	60,900	4,737,007

		29,531,678

Germany - 12.9%

Bayer AG	58,888	8,848,194
Beiersdorf AG	39,465	3,432,562
Linde AG	23,419	4,774,393
Merck KGaA	36,891	4,140,260
MTU Aero Engines AG	9,448	927,734
ProSiebenSat.1 Media AG	54,465	2,676,513
SAP SE	51,082	3,709,336

		28,508,992

Hong Kong - 2.1%

AIA Group Ltd	722,862	4,530,541

India - 1.7%

Housing Development Finance Corp Ltd	127,926	2,688,747
Reliance Industries Ltd	75,043	989,790

		3,678,537

	Shares	Value
Israel - 0.3%

Check Point Software Technologies Ltd *	9,210	$754,944

Japan - 12.9%

Denso Corp	97,500	4,451,379
FANUC Corp	13,800	3,015,668
Honda Motor Co Ltd	136,100	4,423,227
Hoya Corp	127,300	5,106,513
Inpex Corp	231,300	2,551,922
Japan Tobacco Inc	71,100	2,246,469
Kyocera Corp	47,200	2,590,517
Shin-Etsu Chemical Co Ltd	23,800	1,555,791
Terumo Corp	93,500	2,467,773

		28,409,259

Netherlands - 6.4%

Akzo Nobel NV	48,936	3,704,679
Heineken NV	17,366	1,326,068
ING Groep NV CVA *	312,110	4,577,814
Randstad Holding NV	72,995	4,431,887

		14,040,448

Russia - 0.2%

Sberbank of Russia ADR	117,805	514,808

Singapore - 2.0%

DBS Group Holdings Ltd	229,700	3,399,006
Singapore Telecommunications Ltd	330,462	1,053,382

		4,452,388

South Korea - 0.9%

Samsung Electronics Co Ltd	1,537	1,992,417

Spain - 1.1%

Amadeus IT Holding SA ‘A’	55,206	2,367,318

Sweden - 1.3%

Hennes & Mauritz AB ‘B’	70,670	2,864,448

Switzerland - 11.3%

Julius Baer Group Ltd	44,453	2,228,959
Kuehne + Nagel International AG	6,129	910,905
Nestle SA	95,034	7,175,013
Novartis AG	31,656	3,130,435
Roche Holding AG	19,149	5,280,197
Sonova Holding AG	11,127	1,543,134
UBS AG (XVTX)	250,628	4,703,694

		24,972,337

Taiwan - 2.7%

Hon Hai Precision Industry Co Ltd	416,459	1,217,433
Taiwan Semiconductor Manufacturing Co Ltd ADR	203,991	4,789,709

		6,007,142

Thailand - 0.3%

Kasikornbank PCL	98,300	693,732

United Kingdom - 20.3%

Barclays PLC	636,989	2,285,625
BG Group PLC	184,669	2,268,580
Compass Group PLC	374,078	6,496,890
Delphi Automotive PLC	24,480	1,952,035
Diageo PLC	117,669	3,244,496

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL LARGE-CAP FUND **
Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
Hays PLC	154,901	$350,280
HSBC Holdings PLC (LI)	449,101	3,821,911
Prudential PLC	96,272	2,383,704
Reckitt Benckiser Group PLC	49,656	4,255,705
Rio Tinto PLC	57,722	2,358,050
Rolls-Royce Holdings PLC	158,160	2,232,832
Sky PLC	175,683	2,585,216
Smiths Group PLC	123,738	2,048,806
Standard Chartered PLC	149,537	2,421,252
WPP PLC	272,543	6,180,810

		44,886,192

United States - 1.9%

NCR Corp *	12,244	361,320
Yum! Brands Inc	49,110	3,865,939

		4,227,259

Total Common Stocks (Cost $150,694,560)		218,205,986

	Principal Amount
SHORT-TERM INVESTMENTS - 0.4%

Commercial Paper - 0.4%

General Electric Co 0.080% due 04/01/15	$867,000	867,000

	Shares

Money Market Fund - 0.0%

BlackRock Liquidity Funds T-Fund Portfolio	27,264	27,264

Total Short-Term Investments (Cost $894,264)		894,264

TOTAL INVESTMENTS - 99.7% (Cost $152,990,601)		220,286,557

OTHER ASSETS & LIABILITIES, NET - 0.3%		611,910

NET ASSETS - 100.0%		$220,898,467

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.7%
Financials	16.6%
Consumer Staples	15.3%
Health Care	12.3%
Industrials	11.8%
Information Technology	11.0%
Materials	8.2%
Others (each less than 3.0%)	4.8%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of March 31, 2015, the fund was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	20.3%
France	13.4%
Germany	12.9%
Japan	12.9%
Switzerland	11.3%
Netherlands	6.4%
Canada	4.0%
Others (each less than 3.0%)	18.5%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL LARGE-CAP FUND **

Schedule of Investments (Continued)

March 31, 2015

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$1,186,307	$1,186,307	$—	$—
	Common Stocks
	Australia	920,959	—	920,959	—
	Belgium	1,208,867	—	1,208,867	—
	Bermuda	3,233,081	—	3,233,081	—
	Canada	8,747,633	8,747,633	—	—
	Cayman	325,801	325,801	—	—
	Denmark	1,337,205	—	1,337,205	—
	France	29,531,678	—	29,531,678	—
	Germany	28,508,992	—	28,508,992	—
	Hong Kong	4,530,541	—	4,530,541	—
	India	3,678,537	—	3,678,537	—
	Israel	754,944	754,944	—	—
	Japan	28,409,259	—	28,409,259	—
	Netherlands	14,040,448	—	14,040,448	—
	Russia	514,808	514,808	—	—
	Singapore	4,452,388	—	4,452,388	—
	South Korea	1,992,417	—	1,992,417	—
	Spain	2,367,318	—	2,367,318	—
	Sweden	2,864,448	—	2,864,448	—
	Switzerland	24,972,337	—	24,972,337	—
	Taiwan	6,007,142	4,789,709	1,217,433	—
	Thailand	693,732	—	693,732	—
	United Kingdom	44,886,192	1,952,035	42,934,157	—
	United States	4,227,259	4,227,259	—	—

		218,205,986	21,312,189	196,893,797	—

	Short-Term Investments	894,264	27,264	867,000	—

	Total	$220,286,557	$22,525,760	$197,760,797	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL SMALL-CAP FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
WARRANTS - 0.0%

Japan - 0.0%

Oak Capital Corp Exercise @ JPY 292 Exp 07/31/15	86,200	$—

Total Warrants (Cost $0)		—

PREFERRED STOCKS - 0.2%

Germany - 0.2%

Jungheinrich AG	4,892	315,580

Total Preferred Stocks (Cost $307,684)		315,580

COMMON STOCKS - 96.8%

Australia - 6.7%

Alumina Ltd	313,784	382,730
Arrium Ltd	1,101,655	141,313
Aveo Group	163,081	329,318
Bank of Queensland Ltd	28,974	303,756
Beach Energy Ltd	373,221	286,306
Cabcharge Australia Ltd	98,506	347,428
Cover-More Group Ltd	160,294	251,860
CSR Ltd	137,032	419,356
DuluxGroup Ltd	99,493	484,146
Echo Entertainment Group Ltd	156,064	535,392
Federation Centres REIT	201,872	466,316
Genworth Mortgage Insurance Australia Ltd	90,705	227,253
Harvey Norman Holdings Ltd	88,068	297,865
Independence Group NL	83,168	331,679
M2 Group Ltd	55,144	425,031
Nufarm Ltd	83,662	422,194
Orora Ltd	294,270	507,307
OzForex Group Ltd	160,294	294,492
PanAust Ltd	266,966	346,806
Sandfire Resources NL	82,801	277,215
Slater & Gordon Ltd +	69,122	371,153
Spark Infrastructure Group »	49,808	74,926
Steadfast Group Ltd	295,194	340,560
Veda Group Ltd	217,999	384,401
Western Areas Ltd	100,233	269,825

		8,518,628

Austria - 0.6%

ams AG	7,879	377,332
Zumtobel Group AG	13,810	342,608

		719,940

Belgium - 1.4%

bpost SA	11,355	318,685
Melexis NV	9,161	546,351
Nyrstar NV *	119,074	466,203
Ontex Group NV *	15,325	464,693

		1,795,932

Bermuda - 1.3%

BW Offshore Ltd	249,139	172,301
Kerry Properties Ltd	95,500	332,322
Man Wah Holdings Ltd	300,000	287,731
Orient Overseas International Ltd	48,500	296,221
Silverlake Axis Ltd	246,000	245,611
SmarTone Telecommunications Holdings Ltd	180,000	342,922

		1,677,108

	Shares	Value
Canada - 6.5%

Advantage Oil & Gas Ltd *	69,200	$372,622
Ag Growth International Inc	2,577	104,704
AGT Food & Ingredients Inc	14,400	308,113
Birchcliff Energy Ltd *	57,100	305,663
Canfor Pulp Products Inc	25,500	301,397
Cascades Inc	61,600	371,093
CCL Industries Inc ‘B’	4,300	483,795
Celestica Inc *	22,500	249,773
Chorus Aviation Inc	53,495	250,886
Empire Co Ltd ‘A’	3,400	237,064
Enerflex Ltd	23,500	284,995
Great Canadian Gaming Corp *	18,000	327,725
Intertape Polymer Group Inc	27,000	373,700
Linamar Corp	6,300	388,431
Lucara Diamond Corp *	100,600	141,382
Martinrea International Inc	43,500	432,063
Milestone Apartments REIT	34,800	384,392
Parkland Fuel Corp	18,200	357,376
Pason Systems Inc	19,000	299,428
Sandvine Corp *	93,900	271,347
SEMAFO Inc *	91,400	275,669
Sierra Wireless Inc *	1,334	44,142
The Intertain Group Ltd	34,600	462,772
Transcontinental Inc ‘A’	32,700	451,818
Western Energy Services Corp	78,000	382,440
Westshore Terminals Investment Corp	16,000	394,521

		8,257,311

Cayman - 1.1%

Hutchison Telecommunications Hong Kong Holdings Ltd	696,000	322,373
Lifestyle International Holdings Ltd	131,500	234,113
Phoenix Group Holdings	19,637	236,666
The United Laboratories International Holdings Ltd *	500,000	234,343
Value Partners Group Ltd	430,000	405,646

		1,433,141

Denmark - 1.4%

NKT Holding AS	5,927	379,233
Royal Unibrew AS *	2,414	404,974
Sydbank AS	16,332	511,623
Topdanmark AS *	9,420	282,285
Tryg AS	2,194	258,509

		1,836,624

Finland - 0.3%

Valmet OYJ	28,064	336,535

France - 6.4%

Coface SA *	37,461	463,161
Eiffage SA	6,628	394,289
Erytech Pharma SA *	7,187	202,456
Faurecia	11,078	484,746
Gaztransport Et Technigaz SA	7,317	431,772
Imerys SA	5,073	372,727
Ipsen SA	6,843	323,742
IPSOS	15,195	424,834
Peugeot SA *	47,917	803,111
Saft Groupe SA	7,795	286,878
SCOR SE	18,548	626,477
Societe BIC SA	3,358	478,263
Technicolor SA	55,578	358,897
UBISOFT Entertainment	25,043	463,057
Valeo SA	6,803	1,016,987
Veolia Environnement SA	34,095	645,421
Virbac SA	1,630	385,195

		8,162,013

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL SMALL-CAP FUND **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
Germany - 4.8%

Aurubis AG	7,581	$430,139
Bechtle AG	4,164	297,452
Deutz AG	63,590	268,039
Hella KGaA Hueck & Co *	7,265	349,666
HOCHTIEF AG	4,372	331,768
KION Group AG	8,259	338,419
Krones AG	3,141	327,025
MTU Aero Engines AG	4,398	431,856
Nemetschek AG	2,976	385,929
Nordex SE *	22,971	467,872
Norma Group SE	6,461	325,549
OSRAM Licht AG	10,032	497,821
Software AG	16,972	442,576
Talanx AG	10,992	345,144
Tom Tailor Holding AG *	22,098	278,668
United Internet AG	14,077	641,827

		6,159,750

Hong Kong - 0.6%

Dah Sing Banking Group Ltd	232,000	402,565
Hopewell Holdings Ltd	94,500	354,715

		757,280

Ireland - 0.6%

Grafton Group PLC	38,716	465,239
UDG Healthcare PLC *	40,694	285,199

		750,438

Israel - 0.9%

Mizrahi Tefahot Bank Ltd *	33,633	341,450
Radware Ltd *	11,500	240,465
Syneron Medical Ltd	18,817	232,954
Tower Semiconductor Ltd *	21,012	356,714

		1,171,583

Italy - 3.2%

A2A SpA	444,829	462,463
Amplifon SpA	68,482	464,779
Anima Holding SpA *	65,687	487,062
Autogrill SpA *	55,629	539,646
Brembo SpA	11,585	472,670
ERG SpA	34,077	445,596
Industria Macchine Automatiche SpA	8,206	386,253
Salini Impregilo SpA *	90,665	390,449
Saras SpA *	260,777	452,819

		4,101,737

Japan - 21.1%

Arcs Co Ltd	15,400	369,788
Asahi Holdings Inc	18,200	311,945
Asatsu-DK Inc	14,600	398,378
ASKA Pharmaceutical Co Ltd	23,700	236,986
Canon Marketing Japan Inc	15,100	303,242
Central Glass Co Ltd	80,000	377,903
Daikyonishikawa Corp	8,500	230,560
Daiwabo Holdings Co Ltd	183,000	294,308
Denki Kagaku Kogyo KK	82,000	323,705
Eiken Chemical Co Ltd	15,600	255,407
Fudo Tetra Corp	141,900	281,328
Fuji Electric Co Ltd	64,000	302,358
Fujimi Inc	16,100	277,711
Fujitsu General Ltd	32,000	420,272
Futaba Industrial Co Ltd *	55,400	257,949
HANEDA ZENITH HOLDINGS Co Ltd	97,500	267,313
Happinet Corp	23,000	274,111
Haseko Corp	52,100	508,398
Heiwado Co Ltd	13,900	318,719
Hitachi Maxell Ltd	20,400	353,281

	Shares	Value
Iino Kaiun Kaisha Ltd	41,000	$217,149
Japan Aviation Electronics Industry Ltd	19,000	458,349
Japan Medical Dynamic Marketing Inc	51,400	261,180
Jeol Ltd	48,000	252,324
Kaken Pharmaceutical Co Ltd	18,000	519,911
Kanematsu Corp	174,000	253,656
Kawasaki Kisen Kaisha Ltd	148,000	398,226
Keihin Corp	23,100	354,385
Kinden Corp	30,000	375,412
Kyudenko Corp	28,000	306,013
Lasertec Corp	25,600	327,785
Leopalace21 Corp *	58,700	307,522
Meidensha Corp	99,000	319,918
Meisei Industrial Co Ltd	51,000	273,808
Mirait Holdings Corp	23,100	258,633
Mitsui-Soko Holdings Co Ltd	73,000	245,638
Mitsumi Electric Co Ltd	45,000	334,447
Nakanishi Inc	7,700	299,910
Nexon Co Ltd	32,500	346,502
Nichi-iko Pharmaceutical Co Ltd	18,900	435,908
Nichicon Corp	32,000	299,174
Nihon Unisys Ltd	33,300	316,090
Nikkiso Co Ltd	39,300	351,933
Nippon Piston Ring Co Ltd	149,000	305,440
Nippon Suisan Kaisha Ltd	118,300	359,846
Nippon Thompson Co Ltd	63,000	311,061
Nishimatsuya Chain Co Ltd	39,200	345,924
NTN Corp	68,000	360,584
OAK Capital Corp	86,200	223,351
Obayashi Road Corp	46,000	254,150
Okasan Securities Group Inc	41,000	325,961
Oracle Corp	7,400	318,769
Pacific Metals Co Ltd *	103,000	280,594
Riso Kagaku Corp	17,200	283,753
Round One Corp	51,900	294,522
S Foods Inc	14,100	259,615
Sanden Holdings Corp	65,000	290,726
Sanyo Special Steel Co Ltd	112,000	470,167
SCREEN Holdings Co Ltd	53,000	401,535
Senshu Ikeda Holdings Inc	67,200	319,650
SKY Perfect JSAT Holdings Inc	64,500	400,812
Sumitomo Osaka Cement Co Ltd	115,000	353,540
Sumitomo Real Estate Sales Co Ltd	16,000	434,233
Takara Leben Co Ltd	59,400	318,641
Takasago Thermal Engineering Co Ltd	26,900	336,108
Takuma Co Ltd	54,000	423,779
TOA ROAD Corp	82,000	275,982
Toagosei Co Ltd	95,000	433,928
Toho Gas Co Ltd	87,000	507,886
Toho Zinc Co Ltd	115,000	362,895
Token Corp	7,400	372,469
Tokyo Seimitsu Co Ltd	15,000	344,155
Towa Corp	64,100	362,883
Toyo Ink SC Holdings Co Ltd	52,000	243,825
Tsubakimoto Chain Co	37,000	308,442
YAMABIKO Corp	7,200	321,869
Yamaichi Electronics Co Ltd	44,800	352,924
Yaoko Co Ltd	12,600	472,512
Yuasa Trading Co Ltd	18,200	381,086
Zenkoku Hosho Co Ltd	14,600	547,748

		26,838,900

Multi-National - 0.3%

HK Electric Investments & HK Electric Investments Ltd	554,500	380,340

Netherlands - 2.6%

ASM International NV	7,051	325,394
AVG Technologies NV *	15,500	335,575
BE Semiconductor Industries NV	14,749	472,466

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL SMALL-CAP FUND **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
Boskalis Westminster NV	11,295	$556,160
Delta Lloyd NV	23,427	440,481
PostNL NV *	96,660	411,688
TKH Group NV	14,000	495,260
Wessanen	48,765	323,460

		3,360,484

Norway - 0.2%

Hexagon Composites ASA	92,352	286,261

Portugal - 0.6%

NOS SGPS	57,336	414,476
Sonae SGPS SA	257,651	392,133

		806,609

Singapore - 1.5%

CDL Hospitality Trusts REIT	219,000	280,047
Fortune REIT	53,000	55,678
M1 Ltd	97,000	275,193
Mapletree Greater China Commercial Trust REIT	412,709	312,506
Mapletree Logistics Trust REIT	458,000	415,226
Singapore Post Ltd	187,000	266,842
Yangzijiang Shipbuilding Holdings Ltd	256,000	235,573

		1,841,065

South Korea - 3.4%

Cuckoo Electronics Co Ltd	1,778	300,006
Dongwon F&B Co Ltd	1,498	540,141
Hanjin Shipping Co Ltd *	51,221	324,426
Korea United Pharm Inc	21,774	356,072
LF Corp	14,022	400,498
Maeil Dairy Industry Co Ltd	13,162	463,812
Mirae Asset Securities Co Ltd	10,932	514,843
Osstem Implant Co Ltd *	9,717	408,908
Seah Besteel Corp	9,496	285,251
Solid Inc	41,895	270,690
Tongyang Life Insurance	44,857	468,856

		4,333,503

Spain - 2.9%

Acerinox SA	32,562	546,285
Bolsas y Mercados Espanoles SHMSF SA	10,285	457,926
Gamesa Corp Tecnologica SA *	53,425	673,310
Grupo Catalana Occidente SA	13,649	408,379
Melia Hotels International SA	38,929	479,591
Red Electrica Corp SA	8,456	686,089
Zeltia SA *	112,064	487,197

		3,738,777

Sweden - 2.9%

Axfood AB	5,246	277,446
BillerudKorsnas AB	33,537	541,428
Clas Ohlson AB ‘B’	22,881	372,603
Hemfosa Fastigheter AB *	12,080	275,636
Hexpol AB	3,861	389,211
Intrum Justitia AB	13,031	366,070
Inwido AB *	35,114	364,915
JM AB	13,591	452,611
Loomis AB ‘B’	13,482	412,994
Medivir AB ‘B’ *	24,034	218,270

		3,671,184

Switzerland - 7.0%

Actelion Ltd	7,550	874,190
Adecco SA	4,810	400,701
Ascom Holding AG	15,434	265,261
Autoneum Holding AG	1,690	373,044
Baloise Holding AG	5,160	681,965
Cembra Money Bank AG	6,506	398,651
Flughafen Zuerich AG	626	493,150
Forbo Holding AG	410	487,707

	Shares	Value
GAM Holding AG	17,077	$354,099
Gategroup Holding AG	8,860	299,365
Geberit AG	1,038	389,661
Givaudan SA	435	785,437
Leonteq AG	1,456	497,075
Lonza Group AG	5,432	678,557
Partners Group Holding AG	1,687	502,885
Rieter Holding AG	1,584	251,004
Straumann Holding AG	1,583	431,787
Swiss Life Holding AG	2,836	701,513

		8,866,052

United Kingdom - 18.5%

3i Group PLC	101,296	724,473
Acacia Mining PLC	77,282	300,213
Alent PLC	65,138	360,011
Barratt Developments PLC	84,426	661,103
Beazley PLC	114,085	485,048
Bellway PLC	19,878	583,737
Berendsen PLC	26,931	445,572
Berkeley Group Holdings PLC	11,759	458,024
Big Yellow Group PLC REIT	36,433	349,802
Bodycote PLC	38,255	407,399
Booker Group PLC	194,241	419,708
Britvic PLC	24,313	263,397
Cable & Wireless Communications PLC	650,784	587,768
Chemring Group PLC	101,478	313,560
Close Brothers Group PLC	18,324	423,264
Daily Mail & General Trust PLC ‘A’	27,082	354,298
Debenhams PLC	362,568	404,729
Derwent London PLC REIT	10,186	516,397
Dialog Semiconductor PLC *	14,475	654,623
Dixons Carphone PLC	70,834	433,394
Domino’s Pizza Group PLC	33,153	381,194
DS Smith PLC	106,468	544,469
Galliford Try PLC	22,391	473,097
Genus PLC	12,815	260,005
Go-Ahead Group PLC	10,299	355,814
Great Portland Estates PLC REIT	36,746	442,008
Hansteen Holdings PLC REIT	185,277	335,704
Hays PLC	240,340	543,484
Hikma Pharmaceuticals PLC	13,393	421,929
Inchcape PLC	50,584	594,418
Intermediate Capital Group PLC	68,402	510,711
Kier Group PLC	11,989	281,594
Laird PLC	73,483	366,017
Londonmetric Property PLC REIT	185,229	444,559
Mondi PLC	40,803	781,601
Northgate PLC	32,126	281,662
Optimal Payments PLC *	51,120	399,325
Pace PLC	81,813	418,523
Persimmon PLC	31,776	783,492
Poundland Group PLC	64,843	350,742
Premier Foods PLC *	450,384	283,830
QinetiQ Group PLC	127,240	360,140
Rightmove PLC	10,610	471,028
Safestore Holdings PLC REIT	86,754	374,737
Savills PLC	23,995	288,863
Segro PLC REIT	89,474	553,132
Soco International PLC	94,513	218,594
Spirit Pub Co PLC	174,986	294,863
ST Modwen Properties PLC	37,298	245,869
Synthomer PLC	72,168	328,960
Taylor Wimpey PLC	256,646	589,253
Vesuvius PLC	44,630	323,587
WH Smith PLC	18,538	357,009
Workspace Group PLC REIT	33,537	423,904
WS Atkins PLC	20,887	394,118

		23,624,755

Total Common Stocks (Cost $116,911,432)		123,425,950

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL SMALL-CAP FUND **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
SHORT-TERM INVESTMENT - 2.4%

Money Market Fund - 2.4%

BlackRock Liquidity Funds T-Fund Portfolio	3,030,424	$3,030,424

Total Short-Term Investment (Cost $3,030,424)		3,030,424

TOTAL INVESTMENTS - 99.4% (Cost $120,249,540)		126,771,954

OTHER ASSETS & LIABILITIES, NET - 0.6%		721,209

NET ASSETS - 100.0%		$127,493,163

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Industrials	21.1%
Consumer Discretionary	17.9%
Financials	17.8%
Materials	11.5%
Information Technology	10.1%
Health Care	7.0%
Consumer Staples	4.8%
Energy	3.1%
Others (each less than 3.0%)	6.1%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of March 31, 2015, the fund was diversified by country of incorporation as a percentage of net assets as follows:

Japan	21.1%
United Kingdom	18.5%
Switzerland	7.0%
Australia	6.7%
Canada	6.5%
France	6.4%
Germany	5.0%
South Korea	3.4%
Italy	3.2%
Others (each less than 3.0%)	21.6%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	An investment with a value of $371,153 or 0.3% of the fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL SMALL-CAP FUND **

Schedule of Investments (Continued)

March 31, 2015

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$315,580	$—	$315,580	$—
	Common Stocks
	Australia	8,518,628	—	8,147,475	371,153
	Austria	719,940	—	719,940	—
	Belgium	1,795,932	—	1,795,932	—
	Bermuda	1,677,108	—	1,677,108	—
	Canada	8,257,311	8,257,311	—	—
	Cayman	1,433,141	—	1,433,141	—
	Denmark	1,836,624	—	1,836,624	—
	Finland	336,535	—	336,535	—
	France	8,162,013	431,772	7,730,241	—
	Germany	6,159,750	—	6,159,750	—
	Hong Kong	757,280	—	757,280	—
	Ireland	750,438	—	750,438	—
	Israel	1,171,583	473,419	698,164	—
	Italy	4,101,737	—	4,101,737	—
	Japan	26,838,900	—	26,838,900	—
	Multi National	380,340	—	380,340	—
	Netherlands	3,360,484	335,575	3,024,909	—
	Norway	286,261	—	286,261	—
	Portugal	806,609	—	806,609	—
	Singapore	1,841,065	—	1,841,065	—
	South Korea	4,333,503	—	4,333,503	—
	Spain	3,738,777	—	3,738,777	—
	Sweden	3,671,184	—	3,671,184	—
	Switzerland	8,866,052	—	8,866,052	—
	United Kingdom	23,624,755	—	23,624,755	—

		123,425,950	9,498,077	113,556,720	371,153

	Short-Term Investment	3,030,424	3,030,424	—	—

	Total	$126,771,954	$12,528,501	$113,872,300	$371,153

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL VALUE FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
PREFERRED STOCKS - 1.2%

Germany - 1.2%

Porsche Automobil Holding SE	17,961	$1,763,102

Total Preferred Stocks (Cost $1,819,035)		1,763,102

COMMON STOCKS - 96.4%

Australia - 2.5%

Australia & New Zealand Banking Group Ltd	98,771	2,752,776
Goodman Group REIT	177,991	857,580

		3,610,356

Belgium - 2.0%

KBC Groep NV *	16,227	1,004,058
Solvay SA	12,767	1,846,567

		2,850,625

China - 1.1%

Industrial & Commercial Bank of China Ltd ‘H’	2,003,000	1,478,574

Finland - 1.0%

UPM-Kymmene OYJ	69,938	1,361,665

France - 13.3%

AXA SA	119,136	3,004,200
BNP Paribas SA	44,452	2,703,463
Cap Gemini SA	12,508	1,026,993
GDF Suez	98,677	1,952,560
Publicis Groupe SA	12,608	973,454
Renault SA	21,543	1,963,315
Schneider Electric SE	24,276	1,888,269
Societe Generale SA	21,745	1,051,310
Sodexo	14,457	1,410,653
TOTAL SA	48,371	2,406,512
Unibail-Rodamco Se REIT	2,376	641,237

		19,021,966

Germany - 7.3%

Bayer AG	13,910	2,090,042
Brenntag AG	16,044	961,844
Daimler AG	19,319	1,860,681
Deutsche Telekom AG	136,570	2,500,708
HeidelbergCement AG	12,650	1,003,625
Infineon Technologies AG	60,381	722,973
TUI AG	72,951	1,282,855

		10,422,728

Hong Kong - 0.9%

Hutchison Whampoa Ltd	92,000	1,272,620

India - 0.6%

Infosys Ltd ADR	24,691	866,160

Ireland - 0.8%

Ryanair Holdings PLC ADR	17,752	1,185,301

Italy - 4.9%

Assicurazioni Generali SPA	64,726	1,273,755
Enel SPA	485,096	2,185,012
Intesa Sanpaolo SPA	452,831	1,536,655

	Shares	Value
Telecom Italia SPA *	1,141,469	$1,338,254
UniCredit SPA	103,397	701,318

		7,034,994

Japan - 22.6%

Daikin Industries Ltd	10,500	703,257
Daiwa House Industry Co Ltd	75,800	1,496,243
Hitachi Ltd	232,000	1,586,142
Japan Airlines Co Ltd	45,500	1,418,192
Kawasaki Heavy Industries Ltd	179,000	904,421
Mazda Motor Corp	39,600	804,471
Mitsubishi UFJ Financial Group Inc	686,800	4,252,353
Mitsui Fudosan Co Ltd	68,000	1,998,485
Mitsui OSK Lines Ltd	269,000	914,551
NH Foods Ltd	31,000	715,071
Nippon Telegraph & Telephone Corp	36,400	2,243,013
ORIX Corp	74,200	1,043,638
Seven & i Holdings Co Ltd	45,800	1,927,286
Sompo Japan Nipponkoa Holdings Inc	43,700	1,358,964
Sony Corp *	84,700	2,264,426
Sumitomo Mitsui Financial Group Inc	46,300	1,774,182
Toyota Motor Corp	75,600	5,276,242
Yamaha Motor Co Ltd	35,400	854,869
Yamato Holdings Co Ltd	29,700	685,718

		32,221,524

Luxembourg - 0.7%

ArcelorMittal	107,849	1,014,619

Netherlands - 4.3%

Airbus Group NV	21,032	1,366,663
ING Groep NV CVA *	163,541	2,398,707
Koninklijke KPN NV	438,760	1,484,757
NN Group NV *	32,394	916,068

		6,166,195

Norway - 1.9%

DNB ASA	80,862	1,301,527
Norsk Hydro ASA	267,946	1,407,269

		2,708,796

Papua New Guinea - 0.7%

Oil Search Ltd	166,139	910,336

Singapore - 0.8%

DBS Group Holdings Ltd	79,900	1,182,327

South Korea - 1.6%

Samsung Electronics Co Ltd	1,774	2,299,641

Spain - 3.0%

Banco Bilbao Vizcaya Argentaria SA	143,787	1,451,076
Bankia SA *	502,708	699,865
Repsol SA	114,815	2,135,255

		4,286,196

Sweden - 0.9%

Electrolux AB ‘B’	45,782	1,311,279

Switzerland - 4.9%

Credit Suisse Group AG	30,034	808,567
Nestle SA	23,786	1,795,830
Novartis AG	11,190	1,106,570

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL VALUE FUND **

Schedule of Investments (Continued)

March 31, 2015

	Shares	Value
Roche Holding AG	8,850	$2,440,323
Swiss Re AG	8,139	787,805

		6,939,095

United Kingdom - 20.6%

AstraZeneca PLC	40,472	2,774,752
Aviva PLC	220,538	1,765,552
BAE Systems PLC	173,477	1,344,972
Barclays PLC	647,966	2,325,013
BG Group PLC	139,283	1,711,033
British American Tobacco PLC	26,329	1,360,285
Dixons Carphone PLC	106,830	653,633
InterContinental Hotels Group PLC	30,666	1,196,922
National Grid PLC	107,383	1,372,887
Prudential PLC	105,921	2,622,614
Reckitt Benckiser Group PLC	11,769	1,008,647
Rio Tinto PLC	43,545	1,778,894
Royal Dutch Shell PLC ‘A’	72,820	2,164,116
SABMiller PLC	17,690	925,691
Shire PLC	14,792	1,176,259
Vodafone Group PLC	1,067,363	3,488,172
Wolseley PLC	27,438	1,622,892

		29,292,334

Total Common Stocks (Cost $123,472,383)		137,437,331

SHORT-TERM INVESTMENT - 1.0%

Money Market Fund - 1.0%

BlackRock Liquidity Funds T-Fund Portfolio	1,408,208	1,408,208

Total Short-Term Investment (Cost $1,408,208)		1,408,208

TOTAL INVESTMENTS - 98.6% (Cost $126,699,626)		140,608,641

OTHER ASSETS & LIABILITIES, NET - 1.4%		2,044,415

NET ASSETS - 100.0%		$142,653,056

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Financials	31.7%
Consumer Discretionary	15.2%
Industrials	10.0%
Telecommunication Services	7.7%
Health Care	6.7%
Energy	6.5%
Materials	5.9%
Consumer Staples	5.4%
Information Technology	4.6%
Utilities	3.9%
Others (each less than 3.0%)	1.0%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	As of March 31, 2015, the fund was diversified by country of incorporation as a percentage of net assets as follows:

Japan	22.6%
United Kingdom	20.6%
France	13.3%
Germany	8.5%
Italy	4.9%
Switzerland	4.9%
Netherlands	4.3%
Spain	3.0%
Others (each less than 3.0%)	16.5%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(d)	Open futures contracts outstanding as of March 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Dow Jones Euro STOXX 50 Index (06/15)	16	$7,800
FTSE 100 Index (06/15)	5	(13,165)
SPI 200 Index (06/15)	1	(1,068)
TOPIX Index (06/15)	2	(4,181)

Total Futures Contracts		($10,614)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL VALUE FUND **

Schedule of Investments (Continued)

March 31, 2015

(e)	Forward foreign currency contracts outstanding as of March 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	605,249	EUR	418,121	05/15	CIT	$10,187
AUD	7,444,910	USD	5,727,987	05/15	ANZ	(69,792)
CAD	569,292	GBP	298,999	05/15	DUB	5,853
CHF	705,728	GBP	481,194	05/15	BRC	13,673
CHF	469,500	USD	497,322	05/15	CIT	(13,474)
CHF	328,007	USD	345,814	05/15	SGN	(7,783)
CHF	4,814,279	USD	5,232,716	05/15	UBS	(271,311)
CHF	674,565	USD	709,762	05/15	WBC	(14,582)
DKK	3,048,556	USD	469,921	05/15	ANZ	(30,622)
DKK	2,749,394	USD	391,610	05/15	ANZ	4,580
DKK	5,399,297	USD	825,328	05/15	HSB	(47,284)
EUR	1,050,102	USD	1,115,238	05/15	ANZ	14,443
EUR	336,007	USD	368,369	05/15	HSB	(6,899)
EUR	926,665	USD	1,048,211	05/15	SCB	(51,323)
GBP	225,422	USD	338,194	05/15	ANZ	(3,888)
GBP	477,656	USD	718,346	05/15	CIT	(9,970)
GBP	217,399	USD	332,905	05/15	DUB	(10,497)
GBP	214,682	USD	327,379	05/15	GSC	(9,000)
HKD	4,402,999	USD	567,566	05/15	ANZ	315
HKD	4,033,840	USD	520,003	05/15	DUB	265
HKD	4,022,249	USD	518,851	05/15	UBS	(78)
JPY	100,335,904	USD	849,426	05/15	ANZ	(12,374)
JPY	77,442,813	USD	639,761	05/15	CIT	6,305
JPY	46,721,678	USD	394,741	05/15	SGN	(4,965)
JPY	70,000,000	USD	597,051	05/15	UBS	(13,076)
SEK	15,450,558	USD	1,873,012	05/15	GSC	(77,975)
SGD	1,824,124	USD	1,346,572	05/15	SSB	(18,565)
USD	355,729	CAD	450,669	05/15	CSF	68
USD	375,195	CHF	375,625	05/15	ANZ	(11,909)
USD	380,017	CHF	381,219	05/15	CSF	(12,853)
USD	704,113	CHF	649,171	05/15	CSF	35,102
USD	510,163	EUR	453,264	05/15	BRC	22,549
USD	487,588	EUR	428,294	05/15	CSF	26,837
USD	923,894	EUR	818,950	05/15	DUB	42,884
USD	700,462	EUR	615,570	05/15	GSC	38,244
USD	338,490	EUR	297,306	05/15	HSB	18,654
USD	919,587	EUR	809,809	05/15	MSC	48,409
USD	6,274,527	EUR	5,522,262	05/15	RBC	333,780
USD	1,337,814	EUR	1,171,180	05/15	RBS	77,881
USD	1,814,369	EUR	1,617,341	05/15	WBC	74,464
USD	403,662	GBP	269,787	05/15	DUB	3,560
USD	427,640	GBP	290,177	05/15	GSC	(2,700)
USD	336,898	GBP	224,101	05/15	GSC	4,550
USD	715,168	GBP	480,539	05/15	HSB	2,516
USD	382,569	GBP	257,489	05/15	SGN	706
USD	834,598	GBP	541,789	05/15	UBS	31,112
USD	307,638	HKD	2,385,280	05/15	CIT	(5)
USD	2,982,845	JPY	351,370,123	05/15	BRC	51,538
USD	296,134	JPY	34,757,795	05/15	CIT	6,167
USD	595,690	JPY	71,792,954	05/15	SGN	(3,243)
USD	1,401,974	NOK	10,916,523	05/15	SSB	48,300
USD	383,266	SGD	529,771	05/15	TDB	(2,420)

Total Forward Foreign Currency Contracts						$216,354

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF INTERNATIONAL VALUE FUND **

Schedule of Investments (Continued)

March 31, 2015

(f)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Preferred Stocks (1)	$1,763,102	$—	$1,763,102	$—
	Common Stocks
	Australia	3,610,356	—	3,610,356	—
	Belgium	2,850,625	—	2,850,625	—
	China	1,478,574	—	1,478,574	—
	Finland	1,361,665	—	1,361,665	—
	France	19,021,966	—	19,021,966	—
	Germany	10,422,728	—	10,422,728	—
	Hong Kong	1,272,620	—	1,272,620	—
	India	866,160	866,160	—	—
	Ireland	1,185,301	1,185,301	—	—
	Italy	7,034,994	—	7,034,994	—
	Japan	32,221,524	—	32,221,524	—
	Luxembourg	1,014,619	—	1,014,619	—
	Netherlands	6,166,195	—	6,166,195	—
	Norway	2,708,796	—	2,708,796	—
	Papua New Guinea	910,336	—	910,336	—
	Singapore	1,182,327	—	1,182,327	—
	South Korea	2,299,641	—	2,299,641	—
	Spain	4,286,196	—	4,286,196	—
	Sweden	1,311,279	—	1,311,279	—
	Switzerland	6,939,095	—	6,939,095	—
	United Kingdom	29,292,334	—	29,292,334	—

		137,437,331	2,051,461	135,385,870	—

	Short-Term Investment	1,408,208	1,408,208	—	—
	Derivatives:
	Equity Contracts
	Futures	7,800	7,800	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	922,942	—	922,942	—

	Total Assets - Derivatives	930,742	7,800	922,942

	Total Assets	141,539,383	3,467,469	138,071,914	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(18,414)	(18,414)	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(706,588)	—	(706,588)	—

	Total Liabilities - Derivatives	(725,002)	(18,414)	(706,588)	—

	Total Liabilities	(725,002)	(18,414)	(706,588)	—

	Total	$140,814,381	$3,449,055	$137,365,326	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF CURRENCY STRATEGIES FUND **

Schedule of Investments

March 31, 2015

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 6.5%

U.S. Treasury Notes - 6.5%

0.375% due 01/31/16	$12,200,000	$12,214,282

Total U.S. Treasury Obligations (Cost $12,213,622)		12,214,282

FOREIGN GOVERNMENT BONDS & NOTES - 22.7%

Canada - 6.3%

Canadian Government 1.250% due 02/01/16	CAD 15,000,000	11,909,518

France - 4.0%

France Government OAT 3.500% due 04/25/15	EUR 7,000,000	7,543,580

Germany - 5.9%

Bundesrepublik Deutschland 3.500% due 01/04/16	10,000,000	11,060,074

United Kingdom - 6.5%

United Kingdom Gilt 8.000% due 12/07/15	GBP 7,750,000	12,099,633

Total Foreign Government Bonds & Notes (Cost $45,316,918)		42,612,805

	Shares	Value
SHORT-TERM INVESTMENTS - 70.9%

Money Market Fund - 44.3%

BlackRock Liquidity Funds T-Fund Portfolio	83,012,935	$83,012,935

	Principal Amount
U.S. Treasury Bills - 26.6%

0.024% due 08/20/15	$6,000,000	5,998,650
0.059% due 04/30/15	8,000,000	7,999,870
0.065% due 09/17/15	8,000,000	7,996,432
0.082% due 06/25/15	6,000,000	5,999,856
0.090% due 07/23/15	8,000,000	7,999,120
0.095% due 10/15/15	6,000,000	5,995,980
0.104% due 11/12/15	8,000,000	7,992,496

		49,982,404

Total Short-Term Investments (Cost $132,996,312)		132,995,339

TOTAL INVESTMENTS - 100.1% (Cost $190,526,852)		187,822,426

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(250,234)

NET ASSETS - 100.0%		$187,572,192

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Short-Term Investments	70.9%
Foreign Government Bonds & Notes	22.7%
U.S. Treasury Obligations	6.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF CURRENCY STRATEGIES FUND **

Schedule of Investments (Continued)

March 31, 2015

(d)	Forward foreign currency contracts outstanding as of March 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	5,944,000	USD	4,537,382	04/15	ANZ	($16,772)
AUD	7,575,320	USD	5,743,215	04/15	BRC	18,421
AUD	10,374,000	USD	7,930,207	04/15	GSC	(40,434)
AUD	5,944,000	USD	4,516,328	04/15	GSC	4,282
CAD	31,221,000	USD	25,007,289	04/15	ANZ	(364,098)
CAD	9,554,486	USD	7,634,080	04/15	GSC	(92,585)
CAD	30,390,294	USD	24,319,960	04/15	RBC	(332,459)
CHF	22,190,647	USD	23,335,030	04/15	BRC	(477,414)
CHF	7,097,810	USD	7,412,527	04/15	GSC	(101,603)
CHF	12,328,963	USD	12,680,131	04/15	GSC	19,394
CHF	5,440,084	USD	5,578,315	04/15	RBC	25,278
CHF	975,000	USD	987,992	04/15	SEB	16,270
EUR	10,075,202	USD	11,167,449	04/15	ANZ	(330,496)
EUR	7,650,000	USD	8,327,767	04/15	BRC	(99,377)
EUR	5,744,737	USD	6,356,947	04/15	GSC	(177,870)
EUR	13,531,162	USD	14,440,453	04/15	GSC	113,554
EUR	9,625,000	USD	10,148,118	04/15	JPM	204,450
EUR	18,692,100	USD	20,284,074	04/15	RBC	(178,729)
EUR	8,544,050	USD	9,256,095	04/15	SCB	(66,059)
EUR	13,427,333	USD	15,303,668	04/15	SEB	(861,141)
GBP	14,146,973	USD	21,814,560	04/15	GSC	(832,520)
GBP	5,624,200	USD	8,686,071	04/15	RBC	(344,556)
HUF	4,008,000,000	USD	13,848,865	04/15	CSF	486,320
INR	1,832,990,000	USD	28,943,471	04/15	CSF	199,911
JPY	393,380,003	USD	3,284,610	04/15	BRC	(3,408)
JPY	4,018,796,234	USD	33,817,718	04/15	GSC	(296,743)
JPY	1,754,500,000	USD	14,464,139	04/15	SEB	169,998
MXN	452,820,000	USD	29,280,310	04/15	CSF	359,511
NOK	7,225,676	USD	900,000	04/15	BRC	(3,691)
NOK	29,777,348	USD	3,700,000	04/15	SEB	(6,267)
NOK	68,065,599	USD	8,355,193	04/15	SEB	88,008
NZD	55,815,000	USD	41,799,492	04/15	ANZ	(175,596)
NZD	12,425,364	USD	9,300,000	04/15	BRC	(33,816)
NZD	5,365,000	USD	4,085,703	04/15	GSC	(84,352)
NZD	19,732,490	USD	14,745,695	04/15	RBC	(30,240)
PHP	611,850,000	USD	13,750,211	04/15	GSC	(82,568)
SEK	71,482,521	USD	8,568,041	04/15	BRC	(264,788)
SEK	146,831,614	USD	17,595,653	04/15	SEB	(540,015)
USD	8,676,909	AUD	11,140,000	04/15	ANZ	204,567
USD	9,300,000	AUD	12,045,836	04/15	BRC	138,739
USD	13,514,598	AUD	17,705,000	04/15	DUB	48,531
USD	36,979,107	AUD	47,605,143	04/15	GSC	773,806
USD	4,191,273	CAD	5,234,875	04/15	ANZ	59,310
USD	2,257,605	CAD	2,812,299	04/15	GSC	37,817
USD	11,822,946	CAD	15,125,000	04/15	JPM	(115,583)
USD	16,377,831	CAD	20,585,727	04/15	RBC	129,216
USD	13,586,017	CHF	12,972,677	04/15	ANZ	223,431
USD	28,210,709	CHF	26,951,870	04/15	BRC	448,769
USD	73,878,483	CHF	74,075,000	04/15	GSC	(2,419,724)
USD	25,528,621	CHF	24,183,688	04/15	GSC	618,063
USD	69,771,280	CHF	65,952,000	04/15	RBC	1,837,012
USD	9,172,000	CHF	8,983,699	04/15	SCB	(81,715)
USD	40,459,377	EUR	36,156,000	04/15	GSC	1,569,747
USD	1,183,943	EUR	1,085,000	04/15	JPM	16,926
USD	4,612,069	EUR	4,309,000	04/15	SCB	(22,719)
USD	19,950,228	EUR	17,504,193	04/15	SEB	1,122,604
USD	4,606,560	GBP	3,043,388	04/15	ANZ	92,769
USD	13,703,683	GBP	9,010,374	04/15	BRC	339,975
USD	11,143,700	GBP	7,535,000	04/15	GSC	(31,890)
USD	6,224,952	GBP	4,084,861	04/15	GSC	166,503
USD	5,583,710	GBP	3,634,000	04/15	RBC	193,954
USD	1,210,894	GBP	820,000	04/15	SEB	(5,295)
USD	14,072,714	HUF	4,008,000,000	04/15	GSC	(262,470)
USD	4,586,062	JPY	553,462,006	04/15	RBC	(30,392)
USD	6,460,000	JPY	769,201,890	04/15	RBC	44,049
USD	9,253,206	JPY	1,104,433,983	04/15	SCB	41,068
USD	28,550,122	KRW	32,351,000,000	04/15	BRC	(586,217)
USD	1,183,543	MXN	17,720,000	04/15	DUB	23,661

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF CURRENCY STRATEGIES FUND **

Schedule of Investments (Continued)

March 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	28,974,304	MYR	107,683,000	04/15	JPM	($37,150)
USD	13,700,000	NOK	105,147,322	04/15	SEB	656,995
USD	9,434,975	NZD	12,377,000	04/15	BRC	204,858
USD	59,192,974	NZD	80,690,000	04/15	GSC	(987,629)
USD	11,189	NZD	14,973	04/15	RBC	23
USD	9,195,949	NZD	12,032,173	04/15	SCB	222,986
USD	5,170,000	SEK	43,548,580	04/15	BRC	111,492
USD	20,512,933	SEK	174,657,690	04/15	SEB	225,079

Total Forward Foreign Currency Contracts						$838,966

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$12,214,282	$—	$12,214,282	$—
	Foreign Government Bonds & Notes	42,612,805	—	42,612,805	—
	Short-Term Investments	132,995,339	83,012,935	49,982,404	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	11,257,347	—	11,257,347	—

	Total Assets	199,079,773	83,012,935	116,066,838	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(10,418,381)	—	(10,418,381)	—

	Total Liabilities	(10,418,381)	—	(10,418,381)	—

	Total	$188,661,392	$83,012,935	$105,648,457	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 1.7%

Germany - 0.6%

Deutsche Annington Immobilien SE	11,036	$372,885
Deutsche Wohnen AG	23,444	601,171

		974,056

Singapore - 0.5%

Yoma Strategic Holdings Ltd *	2,798,667	967,097

Sri Lanka - 0.5%

Commercial Bank of Ceylon PLC	106,000	131,675
Dialog Axiata PLC	1,433,500	112,083
Hatton National Bank PLC	63,740	106,396
John Keells Holdings PLC	349,800	523,551

		873,705

United Kingdom - 0.1%

Genel Energy PLC *	25,199	175,769

Total Common Stocks (Cost $3,482,065)		2,990,627

CLOSED-END MUTUAL FUND - 0.6%

Romania - 0.6%

Fondul Proprietatea SA *	4,691,779	986,784

Total Closed-End Mutual Fund (Cost $1,165,859)		986,784

	Principal Amount
CORPORATE BONDS & NOTES - 1.5%

Georgia - 1.0%

Bank of Georgia JSC 7.750% due 07/05/17 ~	$1,750,000	1,811,992

Luxembourg - 0.5%

Gazprom OAO 4.300% due 11/12/15 ~	905,000	906,674

Total Corporate Bonds & Notes (Cost $2,725,607)		2,718,666

SENIOR LOAN NOTES - 0.2%

Ethiopia - 0.2%

Ethiopian Railways Corp
4.104% due 08/01/21 §	309,981	290,575

Total Senior Loan Notes (Cost $280,716)		290,575

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 1.4%

United States - 1.4%

Fannie Mae (IO)
5.000% due 12/25/42 "	$2,028,452	$396,124
5.976% due 01/25/43 " §	5,028,818	944,267
6.026% due 03/25/33 " §	1,238,030	236,435
6.076% due 07/25/42 " §	2,061,887	336,220
6.266% due 11/25/37 " §	3,135,533	613,679

		2,526,725

Total Mortgage-Backed Securities (Cost $2,495,879)		2,526,725

FOREIGN GOVERNMENT BONDS & NOTES - 71.7%

Argentina - 2.0%

Argentina Bonar 8.750% due 05/07/24 ‡	1,740,000	1,761,823
Argentine Republic Government 8.280% due 12/31/33 Ω	1,894,153	1,798,760

		3,560,583

Barbados - 1.0%

Barbados Government
6.625% due 12/05/35 ~	2,048,000	1,697,792

Belarus - 0.5%

Republic of Belarus
8.750% due 08/03/15 ~	554,000	550,465
8.950% due 01/26/18 ~	385,000	355,644

		906,109

Colombia - 0.5%

Colombia Government 5.000% due 06/15/45 ~	780,000	805,350

Croatia - 0.6%

Croatia Government 6.250% due 04/27/17 ~	1,025,000	1,091,625

Cyprus - 1.2%

Cyprus Government 3.750% due 11/01/15 ~	EUR 2,003,000	2,146,976

Dominican Republic - 2.2%

Dominican Republic
11.500% due 05/10/24 ~	DOP 22,000,000	535,951
14.000% due 04/30/21 ~	8,400,000	215,709
14.500% due 02/10/23 ~	28,600,000	757,870
15.950% due 06/04/21 ~	13,000,000	371,088
18.500% due 02/04/28 ~	51,400,000	1,621,373
Dominican Republic Central Bank 12.000% due 04/05/19 ~	14,920,000	350,790

		3,852,781

Ecuador - 9.1%

Ecuador Government
7.950% due 06/20/24 ~	$9,489,000	8,421,488
9.375% due 12/15/15 ~	4,746,000	4,829,055
10.500% due 03/24/20 ~	2,835,000	2,862,500

		16,113,043

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Greece - 0.6%

Hellenic Republic Government
3.000% due 02/24/23 § ~	EUR 93,571	$56,433
3.000% due 02/24/24 § ~	93,571	55,368
3.000% due 02/24/25 § ~	93,571	54,274
3.000% due 02/24/26 § ~	93,571	51,821
3.000% due 02/24/27 § ~	93,571	51,063
3.000% due 02/24/28 § ~	93,571	49,980
3.000% due 02/24/29 § ~	93,571	49,664
3.000% due 02/24/30 § ~	93,571	49,095
3.000% due 02/24/31 § ~	93,571	49,228
3.000% due 02/24/32 § ~	93,571	49,023
3.000% due 02/24/33 § ~	93,571	48,701
3.000% due 02/24/34 § ~	93,571	48,627
3.000% due 02/24/35 § ~	93,571	48,755
3.000% due 02/24/36 § ~	93,571	48,742
3.000% due 02/24/37 § ~	93,571	48,594
3.000% due 02/24/38 § ~	93,571	48,460
3.000% due 02/24/39 § ~	93,571	48,836
3.000% due 02/24/40 § ~	93,571	48,460
3.000% due 02/24/41 § ~	93,571	48,490
3.000% due 02/24/42 § ~	93,571	49,341

		1,002,955

Iraq - 1.9%

Republic of Iraq 5.800% due 01/15/28 ~	$4,021,000	3,397,745

Ireland - 0.3%

International Bank of Azerbaijan 6.170% due 05/10/17 § ~	500,000	480,100

Ivory Coast - 0.9%

Ivory Coast Government 6.375% due 03/03/28 ~	1,700,000	1,683,000

Kenya - 0.9%

Kenya Government 6.875% due 06/24/24 ~	1,509,000	1,583,318

Lebanon - 5.3%

Lebanon Government
4.100% due 06/12/15 ~	400,000	400,800
8.500% due 01/19/16 ~	3,345,000	3,469,635
Lebanon Treasury
6.500% due 04/02/15	LBP 2,650,140,000	1,751,001
6.500% due 05/14/15	2,893,330,000	1,914,645
6.500% due 06/25/15	2,835,780,000	1,879,653

		9,415,734

Macedonia - 2.9%

Republic of Macedonia
3.975% due 07/24/21 ~	EUR 4,741,000	5,242,257

Netherlands - 1.4%

Ematum Via Mozambique 6.305% due 09/11/20	1,564,000	1,509,651
Republic of Angola 7.000% due 08/16/19 ~	1,031,000	1,039,588

		2,549,239

	Principal Amount	Value
New Zealand - 1.1%

New Zealand Government
2.000% due 09/20/25 ^	NZD 1,343,273	$1,000,047
3.000% due 09/20/30 ^ ~	1,129,752	961,472

		1,961,519

Nigeria - 0.7%

Nigeria Government
5.125% due 07/12/18 ~	$1,314,000	1,287,983

Pakistan - 3.2%

Pakistan Government
6.875% due 06/01/17 ~	335,000	345,955
7.125% due 03/31/16 ~	502,000	515,805
7.250% due 04/15/19 ~	1,128,000	1,165,106
8.250% due 04/15/24 ~	3,508,000	3,714,796

		5,741,662

Philippines - 1.2%

Philippine Government 5.875% due 01/31/18	PHP 85,990,000	2,068,240

Rwanda - 1.1%

Rwanda Government 6.625% due 05/02/23 ~	$1,924,000	1,943,240

Serbia - 8.0%

Republic of Serbia 5.250% due 11/21/17 ~	618,000	643,863
Serbia Treasury
10.000% due 01/30/16	RSD 41,900,000	382,253
10.000% due 04/25/16	76,100,000	692,930
10.000% due 04/01/17	164,390,000	1,499,319
10.000% due 05/08/17	276,810,000	2,525,414
10.000% due 01/24/18	103,830,000	950,950
10.000% due 06/05/21	185,040,000	1,630,237
Serbia Treasury Bills 11.790% due 11/26/15	EUR 1,259,000	1,338,126
Serbia Treasury Bonds
10.000% due 03/02/18	RSD 138,200,000	1,266,808
10.000% due 02/05/22	383,010,000	3,321,205

		14,251,105

Slovenia - 6.0%

Slovenia Government
4.625% due 09/09/24 ~	EUR 1,055,000	1,490,014
5.125% due 03/30/26 ~	2,587,000	3,897,106
5.500% due 10/26/22 ~	$1,665,000	1,925,223
5.850% due 05/10/23 ~	2,802,000	3,327,375

		10,639,718

Sri Lanka - 4.0%

Sri Lanka Government
5.875% due 07/25/22 ~	2,283,000	2,336,080
6.000% due 01/14/19 ~	250,000	256,875
6.250% due 10/04/20 ~	619,000	645,308
6.250% due 07/27/21 ~	600,000	623,250
6.500% due 07/15/15	LKR 16,280,000	122,184
8.000% due 09/01/16	161,600,000	1,224,997
9.000% due 05/01/21	22,890,000	172,120
11.200% due 07/01/22	92,030,000	771,661
11.200% due 09/01/23	127,480,000	1,043,297

		7,195,772

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

	Principal Amount	Value
Tanzania - 2.1%

Tanzania Government 6.397% due 03/09/20 § ~	$3,655,000	$3,792,063

Thailand - 1.6%

Thailand Government 1.250% due 03/12/28 ^	THB 101,740,639	2,831,758

Turkey - 3.6%

Turkey Government
3.000% due 07/21/21 ^	TRY 2,390,230	984,567
3.000% due 02/23/22 ^	1,307,414	540,805
4.000% due 04/01/20 ^	11,498,851	4,900,236

		6,425,608

Uganda - 0.3%

Republic of Uganda Government 14.125% due 12/01/16	UGX 1,388,800,000	454,463

Uruguay - 1.1%

Uruguay Letras de Regulacion Monetaria En UI 15.330% due 01/14/16 ^	UYU 1,000,000	35,064
Uruguay Notas del Tesoro
2.250% due 08/23/17 ^	15,453,862	564,087
2.750% due 06/16/16 ^	14,882,060	560,761
4.250% due 01/05/17 ^	17,944,850	683,183
Uruguay Treasury 15.430% due 04/21/16	1,313,000	44,515

		1,887,610

Venezuela - 4.8%

Venezuela Government
5.750% due 02/26/16 ~	$6,912,000	5,322,240
9.250% due 09/15/27	3,777,000	1,525,908
11.950% due 08/05/31 ~	3,941,000	1,623,692

		8,471,840

Zambia - 1.6%

Zambia Government 8.500% due 04/14/24 ~	2,666,000	2,830,959

Total Foreign Government Bonds & Notes (Cost $135,430,163)		127,312,147

PURCHASED OPTIONS - 6.6%
(See Note (n) in Notes to Schedule of Investments) (Cost $3,787,419)		11,820,442

SHORT-TERM INVESTMENTS - 17.9%

Foreign Government Issues - 10.0%

Kenya Treasury Bills (Kenya)
8.220% due 04/13/15	KES 142,200,000	1,536,837
8.530% due 05/04/15	132,600,000	1,426,218
8.540% due 04/27/15	141,600,000	1,525,456
Lebanon Treasury Bill (Lebanon) 5.360% due 01/28/16	LBP 4,057,230,000	2,569,713
Lebanon Treasury Note (Lebanon)
6.500% due 07/23/15	3,620,240,000	2,403,088
6.500% due 12/10/15	2,911,150,000	1,944,325
Republic of Uganda Treasury Bills (Uganda) 1.000% due 09/03/15	UGX 295,000,000	93,162

	Principal Amount	Value
Sri Lanka Treasury Bills (Sri Lanka)
5.990% due 12/18/15	LKR 115,180,000	$824,697
6.000% due 12/11/15	45,920,000	329,219
6.000% due 12/25/15	44,950,000	321,425
6.140% due 02/19/16	31,550,000	223,312
6.150% due 02/26/16	56,910,000	402,286
6.880% due 03/04/16	33,050,000	233,327
7.000% due 06/26/15	91,430,000	676,075
7.010% due 06/19/15	101,580,000	752,099
7.020% due 05/08/15	23,900,000	178,313
7.030% due 05/01/15	43,140,000	322,264
7.040% due 04/17/15	42,210,000	316,164
7.230% due 03/11/16	64,610,000	455,572
Uruguay Treasury Bills (Uruguay)
12.700% due 07/28/16	UYU 8,220,000	269,736
13.340% due 06/22/15	520,000	19,626
13.420% due 05/22/15	4,440,000	169,514
14.500% due 11/26/15	4,580,000	163,369
15.000% due 08/20/15	4,300,000	158,859
15.000% due 10/08/15	14,620,000	530,666

		17,845,322

	Shares
Money Market Fund - 4.2%

BlackRock Liquidity Funds T-Fund Portfolio	7,435,109	7,435,109

	Principal Amount
U.S. Treasury Bills - 3.1%

0.013% due 06/18/15	$2,500,000	2,499,932
0.013% due 05/14/15	500,000	499,988
0.029% due 04/02/15 ‡	2,500,000	2,500,000

		5,499,920

Repurchase Agreement - 0.6%

JPMorgan Chase & Co (0.200%) due 04/08/15 (Dated 03/26/15, repurchase price of $1,080,624; collateralized by Spain Government: 5.400% due 01/31/23 and value $1,051,670)	EUR 1,005,053	1,080,678

Total Short-Term Investments (Cost $32,404,565)		31,861,029

TOTAL INVESTMENTS - 101.6% (Cost $181,772,273)		180,506,995

SECURITIES SOLD SHORT - (0.6%)
(See Note (h) in Notes to Schedule of Investments) (Proceeds $990,815)		(1,044,819)

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(1,806,667)

NET ASSETS - 100.0%		$177,655,509

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	71.7%
Short-Term Investments	17.9%
Purchased Options	6.6%
Others (each less than 3.0%)	5.4%

	101.6%
Securities Sold Short	(0.6%	)
Other Assets & Liabilities, Net	(1.0%	)

	100.0%

(b)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

(c)	Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the annualized effective yield on the date of purchase.

(d)	Investments with a total aggregate value of ($58,281) or less than 0.1% of the fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.
(e)	An investment with a value of $1,798,760 or 1.0% of the fund’s net assets was in default as of 3/31/2015.

(f)	As of March 31, 2015, investments with a total aggregate value of $3,396,700 were fully or partially segregated with the broker(s)/custodian as collateral for a reverse repurchase agreement, open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(g)	Pursuant to the terms of the following senior loan agreement, the fund had an unfunded loan commitment of $90,020 or less than 0.1% of net assets as of March 31, 2015, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Ethiopia Railways Corp +	$90,020	$84,384	($5,635)

(h)	Securities sold short outstanding as of March 31, 2015 were as follows:

Description	Principal Amount	Value
Foreign Government Bonds & Notes – (0.6%)
Spain Government 5.400% due 01/31/23	EUR 730,000	($1,044,819)

Total Securities Sold Short (Proceeds $990,815)		($1,044,819)

(i)	A reverse repurchase agreement outstanding as of March 31, 2015 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
JPM	Argentina Bonar 8.750% due 05/07/24	(3.000%)	03/27/15	04/10/15	($1,710,331)	$1,711,900	($1,711,900)

(j)	The average amount of borrowings by the fund on reverse repurchase agreements while outstanding during the year ended March 31, 2015 was $606,528 at a weighted average interest rate of (1.318%).

(k)	Open futures contracts outstanding as of March 31, 2015 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Eris 10-Year Interest Rate Swap (06/15)	27	($53,728)
Nikkei 225 Index (06/15)	8	1,460
SGX CNX Nifty Index (04/15)	267	(71,775)
TOPIX Index (06/15)	14	19,673

		(104,370)

Short Futures Outstanding
Euro-Bobl (06/15)	175	(63,526)
Euro-Bund (06/15)	33	(75,954)
Eurodollar (03/17)	366	(161,956)
SET50 Index (06/15)	288	4,531
U.S. 2-Year Interest Rate Swap (06/15)	88	(43,718)
U.S. 5-Year Interest Rate Swap (06/15)	113	(146,486)
U.S. 10-Year Interest Rate Swap (06/15)	186	(363,139)
U.S. 30-Year Interest Rate Swap (06/15)	5	(24,355)
U.S. Treasury 10-Year Notes (06/15)	4	(6,953)

		(881,556)

Total Futures Contracts		($985,926)

(l)	Forward Bonds outstanding as of March 31, 2015 were as follows:

Description	Principal Amount	Expiration	Counterparty	Unrealized Appreciation (Depreciation)
Republic of Colombia 10.000% due 07/24/24 +	COP 8,246,300,000	05/15	DUB	($52,646)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

(m)	Forward foreign currency contracts outstanding as of March 31, 2015 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CLP	1,242,650,000	USD	1,985,698	05/15	BNP	($4,719)
CLP	844,844,000	USD	1,310,648	06/15	BNP	32,588
CNY	7,364,000	USD	1,153,057	03/16	BNP	1,306
CNY	15,189,000	USD	2,378,395	03/16	JPM	3,382
CNY	23,057,000	USD	3,610,442	03/16	SCB	4,702
CNY	11,080,000	USD	1,773,084	09/15	DUB	(16,988)
CNY	10,820,000	USD	1,729,678	09/15	JPM	(15,353)
CNY	22,360,000	USD	3,575,585	09/15	SCB	(32,283)
EUR	3,320,425	HUF	1,066,739,000	04/15	BNP	(244,799)
EUR	733,114	HUF	232,468,000	06/15	BNP	(41,237)
EUR	3,305,654	HUF	1,013,168,000	06/15	JPM	(61,298)
EUR	3,769,138	HUF	1,161,452,000	06/15	SCB	(92,933)
EUR	539,516	HUF	165,475,000	07/15	DUB	(9,978)
EUR	305,100	HUF	98,236,000	07/15	MSC	(22,280)
EUR	2,568,516	SEK	24,599,000	04/15	GSC	(94,596)
EUR	2,119,577	SEK	20,231,000	05/15	BNP	(70,211)
EUR	1,319,000	USD	1,519,950	04/15	DUB	(101,383)
EUR	1,054,242	USD	1,244,228	04/15	GSC	(110,563)
EUR	1,223,930	USD	1,315,847	04/15	GSC	197
EUR	15,081,224	USD	16,753,415	04/15	SCB	(536,771)
EUR	644,788	USD	694,785	05/15	GSC	(943)
EUR	2,864,341	USD	3,243,448	05/15	JPM	(162,026)
EUR	130,125	USD	137,250	06/15	GSC	2,816
EUR	80,252	USD	87,261	06/15	JPM	(886)
IDR	7,703,400,000	USD	596,885	04/15	JPM	(11,743)
IDR	7,325,850,000	USD	567,719	04/15	SCB	(10,239)
IDR	23,224,595,000	USD	1,786,507	05/15	SCB	(28,899)
INR	62,917,000	USD	1,011,661	04/15	CIT	(8,268)
INR	76,560,000	USD	1,219,238	04/15	DUB	(1,189)
INR	98,020,000	USD	1,562,794	04/15	JPM	(3,321)
INR	91,770,000	USD	1,463,030	04/15	SCB	(2,993)
INR	19,607,000	USD	308,918	05/15	BNP	1,000
INR	331,838,000	USD	5,253,511	05/15	DUB	(16,671)
MXN	21,221,000	USD	1,440,401	04/15	CIT	(51,830)
MXN	21,280,000	USD	1,445,358	04/15	MSC	(52,926)
MXN	102,091,000	USD	6,827,003	05/15	HSB	(153,508)
MXN	40,889,000	USD	2,736,972	05/15	JPM	(65,489)
MXN	40,139,000	USD	2,685,781	05/15	MSC	(63,299)
NZD	5,737,600	USD	4,383,279	04/15	BNP	(103,147)
NZD	1,736,400	USD	1,322,998	04/15	GSC	(27,679)
NZD	1,068,000	USD	781,349	04/15	JPM	14,615
NZD	4,748,000	USD	3,628,497	04/15	SCB	(86,587)
PHP	69,655,000	USD	1,539,099	04/15	BNP	18,475
PHP	4,041,000	USD	91,104	04/15	CIT	(742)
PHP	160,822,000	USD	3,551,958	04/15	CIT	44,226
PHP	13,723,000	USD	303,875	04/15	SCB	2,969
PLN	13,059,096	EUR	3,030,046	04/15	BNP	185,073
PLN	3,044,000	EUR	728,615	04/15	GSC	19,474
PLN	7,270,286	EUR	1,688,644	04/15	MSC	101,321
RSD	33,786,000	EUR	276,936	04/15	CIT	3,374
RSD	253,330,000	EUR	1,935,294	10/15	CIT	113,311
RSD	30,943,000	EUR	237,111	10/15	DUB	13,059
RUB	18,471,000	USD	271,632	04/15	DUB	41,186
RUB	74,799,000	USD	1,106,824	04/15	JPM	159,946
SEK	14,303,000	EUR	1,509,567	04/15	SCB	37,673
SEK	15,422,000	EUR	1,604,760	05/15	BNP	65,412
SEK	8,075,000	EUR	858,472	05/15	MSC	14,615
SEK	7,030,000	EUR	748,008	05/15	SCB	12,044
TRY	613,620	USD	235,058	04/15	SSB	—
TRY	9,994,834	USD	4,191,499	05/15	BNP	(398,363)
TRY	662,268	USD	284,923	05/15	DUB	(33,586)
TRY	6,857,870	USD	2,988,048	05/15	MSC	(385,420)
TRY	799,028	USD	329,768	05/15	SCB	(26,529)
TRY	2,690,000	ZAR	13,410,995	01/16	SCB	(84,209)
USD	7,888,601	AUD	9,858,326	04/15	GSC	389,186
USD	5,647,872	AUD	7,281,000	05/15	MSC	114,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,480,961	AUD	1,938,000	06/15	GSC	$11,300
USD	4,506,855	CAD	5,634,000	06/15	BNP	63,629
USD	696,721	CAD	871,000	06/15	DUB	9,811
USD	1,562,643	CAD	1,960,000	06/15	GSC	16,899
USD	3,934,881	CAD	4,928,000	06/15	SCB	48,438
USD	2,738,904	EUR	2,329,000	04/15	DUB	234,097
USD	3,543,781	EUR	2,955,717	04/15	GSC	365,098
USD	23,242,345	EUR	20,097,224	04/15	SCB	1,630,467
USD	7,128,968	EUR	6,322,154	05/15	GSC	326,424
USD	3,318,370	EUR	2,864,341	05/15	JPM	236,947
USD	726,613	EUR	684,851	05/15	SCB	(10,340)
USD	12,476,978	EUR	11,077,681	05/15	SCB	556,529
USD	1,488,688	EUR	1,378,300	06/15	CIT	4,883
USD	743,057	EUR	689,100	06/15	DUB	1,208
USD	138,978	EUR	130,125	06/15	GSC	(1,089)
USD	4,015,487	EUR	3,706,600	06/15	GSC	25,279
USD	2,411,117	EUR	2,143,958	06/15	JPM	103,574
USD	1,317,512	EUR	1,223,930	07/15	GSC	(231)
USD	5,081,116	EUR	4,666,112	07/15	SCB	57,353
USD	268,684	GBP	174,748	05/15	BNP	9,549
USD	3,604,662	GBP	2,430,000	06/15	SCB	2,087
USD	110,376	IDR	1,433,455,000	04/15	JPM	1,318
USD	204,604	IDR	2,699,347,000	05/15	GSC	1,072
USD	2,431,562	JPY	284,270,000	04/15	GSC	60,755
USD	137,857	JPY	16,401,000	04/15	SCB	1,095
USD	6,991,003	JPY	831,223,253	05/15	GSC	55,679
USD	184,828	JPY	22,320,000	06/15	GSC	(1,461)
USD	192,516	JPY	23,268,000	06/15	SCB	(1,685)
USD	7,283,106	MXN	114,253,000	05/15	BNP	(185,396)
USD	569,854	MXN	8,894,000	05/15	SCB	(11,530)
USD	4,728,837	NZD	6,125,000	04/15	GSC	159,713
USD	2,840,064	NZD	3,825,930	04/15	JPM	(11,341)
USD	4,730,644	NZD	6,125,000	04/15	SCB	161,520
USD	5,057,416	NZD	7,018,000	05/15	JPM	(170,989)
USD	2,525,756	NZD	3,435,000	06/15	JPM	(22,990)
USD	2,296,948	OMR	888,000	04/16	BNP	(1,482)
USD	2,296,392	OMR	891,000	03/17	BNP	(9,658)
USD	1,123,568	RON	4,404,500	05/15	JPM	51,626
USD	2,093,133	RUB	93,270,000	04/15	JPM	513,545
USD	1,013,713	SGD	1,375,000	06/15	SCB	13,392
USD	1,376,642	THB	45,563,000	06/15	DUB	(19,018)
USD	855,090	THB	27,846,000	06/15	DUB	1,832
USD	132,198	THB	4,348,000	06/15	JPM	(1,013)
USD	504,961	THB	16,439,000	06/15	SCB	1,236
USD	325,472	TRY	886,000	01/16	BNP	6,945
USD	662,257	TRY	1,804,000	01/16	SCB	13,698
USD	4,999,914	TRY	11,862,000	05/15	BNP	498,170
USD	3,662,884	TRY	9,618,000	05/15	GSC	12,759
USD	1,947,907	TRY	4,641,000	05/15	SCB	186,601
USD	936,199	TWD	29,949,000	04/15	GSC	(20,964)
USD	840,707	TWD	26,890,000	04/15	JPM	(18,691)
USD	982,071	TWD	30,893,000	05/15	CIT	(5,306)
USD	2,815,792	TWD	88,826,000	05/15	DUB	(23,377)
USD	2,201,737	TWD	69,454,000	05/15	GSC	(18,227)
USD	3,691,940	TWD	116,374,000	05/15	JPM	(27,635)
USD	1,127,340	TWD	35,651,000	05/15	SCB	(12,229)
USD	934,839	TWD	29,396,000	06/15	BNP	(4,819)
USD	890,433	TWD	27,997,000	06/15	JPM	(4,504)
USD	626	UYU	16,202	04/15	CIT	(5)
USD	270,479	UYU	7,000,000	04/15	CIT	385
USD	1,419,779	ZAR	16,889,694	04/15	BNP	28,976
USD	1,420,934	ZAR	16,889,693	04/15	DUB	30,131
USD	1,343,221	ZAR	16,627,000	06/15	BNP	(8,445)
USD	1,389,806	ZAR	16,651,405	06/15	BNP	32,659
USD	2,724,100	ZAR	33,779,387	07/15	JPM	—
UYU	14,000,000	USD	552,923	04/15	CIT	(12,733)
ZAR	33,779,387	USD	2,763,140	04/15	JPM	—

Total Forward Foreign Currency Contracts						$3,091,837

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

(n)	Purchased options outstanding as of March 31, 2015 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - AUD versus USD	$0.81	04/29/15	CIT	$4,241,000	$115,713	$261,504
Call - AUD versus USD	0.81	04/29/15	JPM	3,273,000	88,872	201,816
Call - AUD versus USD	0.85	04/29/15	CIT	4,512,410	84,924	463,876
Call - AUD versus USD	0.85	04/29/15	JPM	3,473,582	65,871	357,084
Call - EUR versus USD	1.38	04/29/15	CIT	3,998,190	113,019	887,598
Call - JPY versus USD	JPY 105.00	06/22/15	CIT	2,988,000	54,382	369,675
Call - JPY versus USD	105.00	06/22/15	DUB	5,976,000	107,807	739,351
Call - JPY versus USD	105.00	06/22/15	GSC	2,933,000	53,073	362,871
Call - JPY versus USD	110.00	06/22/15	GSC	3,557,000	61,785	294,160
Call - EUR versus USD	$1.15	07/30/15	CIT	7,111,000	141,118	483,434
Call - EUR versus USD	1.21	07/30/15	CIT	7,114,000	80,643	787,164
Call - EUR versus USD	1.30	07/30/15	CIT	5,857,000	175,417	995,339
Call - EUR versus USD	1.35	07/30/15	CIT	5,857,000	168,330	1,175,149
Call - GBP versus USD	1.52	11/10/15	BNP	1,404,000	48,508	65,257
Call - GBP versus USD	1.52	11/10/15	GSC	5,748,000	202,186	267,161
Call - JPY versus USD	JPY 120.00	11/11/15	GSC	2,490,000	87,312	70,950
Call - JPY versus USD	120.00	11/11/15	JPM	2,880,000	101,376	82,063
Call - EUR versus USD	$1.10	11/01/16	DUB	5,440,000	268,138	311,271
Call - EUR versus USD	1.18	11/01/16	DUB	5,337,000	288,831	501,710
Call - EUR versus USD	1.28	11/01/16	DUB	5,446,000	228,623	808,023
Call - EUR versus USD	1.19	10/29/19	GSC	5,440,000	435,131	518,165
Call - EUR versus USD	1.38	10/29/19	GSC	5,446,000	403,167	923,206

					$3,374,226	$10,926,827

Options on Indices
Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - Nikkei 225 (05/16)	16,000.00	05/13/16	GSC	28	$242,383	$827,864

Put - IBEX 35 Mini (12/15)	9,000.00	12/18/15	CIT	351	170,810	65,751

					$413,193	$893,615

Total Purchased Options					$3,787,419	$11,820,442

(o)	Transactions in written options for the year ended March 31, 2015 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, March 31, 2014	—	10,791,867	$196,345
Call Options Written	28	92,237,874	5,414,408
Put Options Written	—	27,000	82,927
Call Options Expired	—	(25,909,559)	(603,875)
Put Options Expired	—	(27,000)	(82,927)

Outstanding, March 31, 2015	28	77,120,182	$5,006,878

(p)	Premiums received and value of written options outstanding as of March 31, 2015 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - AUD versus USD	$0.81	04/29/15	CIT	$4,241,000	$237,254	($261,504)
Call - AUD versus USD	0.81	04/29/15	JPM	3,273,000	183,484	(201,816)
Call - AUD versus USD	0.85	04/29/15	CIT	4,512,410	251,247	(463,876)
Call - AUD versus USD	0.85	04/29/15	JPM	3,473,582	193,576	(357,084)
Call - EUR versus USD	1.38	04/29/15	CIT	3,998,190	154,898	(887,598)
Call - JPY versus USD	JPY 105.00	06/22/15	DUB	5,976,000	222,307	(739,351)
Call - JPY versus USD	105.00	06/22/15	GSC	5,921,000	221,919	(732,546)
Call - JPY versus USD	110.00	06/22/15	GSC	3,557,000	211,464	(294,160)
Call - EUR versus USD	$1.15	07/30/15	CIT	7,111,000	203,161	(483,434)
Call - EUR versus USD	1.21	07/30/15	CIT	7,114,000	295,487	(787,164)
Call - EUR versus USD	1.30	07/30/15	CIT	5,857,000	217,154	(995,339)
Call - EUR versus USD	1.35	07/30/15	CIT	5,857,000	294,994	(1,175,149)
Call - EUR versus USD	1.18	11/01/16	DUB	5,337,000	443,665	(501,710)
Call - EUR versus USD	1.28	11/01/16	DUB	5,446,000	513,846	(808,023)
Call - EUR versus USD	1.38	10/29/19	GSC	5,446,000	818,512	(923,206)

					$4,462,968	($9,611,960)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

Options on Indices
Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Call - Nikkei 225 (05/16)	16,000.00	05/13/16	GSC	28	$543,910	($827,864)

Total Written Options					$5,006,878	($10,439,824)

(q)	Swap agreements outstanding as of March 31, 2015 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	12/20/16	MSC	1.493%	$198,000	$1,607	$10,568	($8,961)
China Government	1.000%	12/20/17	JPM	0.473%	3,100,000	(45,320)	(59,131)	13,811
Croatia Government	1.000%	03/20/18	CIT	1.992%	1,200,000	33,869	83,001	(49,132)
Thailand Government	1.000%	03/20/18	CIT	0.566%	1,930,000	(25,249)	(9,603)	(15,646)
Croatia Government	1.000%	03/20/18	HSB	1.992%	313,000	8,834	29,013	(20,179)
Banque Centrale de Tunisie SA	1.000%	03/20/18	JPM	2.273%	375,000	13,678	40,581	(26,903)
China Government	1.000%	03/20/18	JPM	0.505%	1,100,000	(16,399)	(17,332)	933
Croatia Government	1.000%	03/20/18	MSC	1.992%	2,262,000	63,841	194,313	(130,472)
Lebanon Government	5.000%	03/20/18	JPM	3.147%	689,000	(37,238)	(29,027)	(8,211)
Croatia Government	1.000%	06/20/18	CIT	2.069%	800,000	26,295	76,719	(50,424)
Lebanon Government	1.000%	06/20/18	GSC	3.259%	5,166,000	353,254	715,241	(361,987)
Russia Government	1.000%	06/20/18	JPM	4.096%	1,290,000	117,653	21,470	96,183
Croatia Government	1.000%	06/20/18	MSC	2.069%	921,000	30,273	92,071	(61,798)
Bulgaria Government	1.000%	12/20/18	GSC	1.354%	1,000,000	12,436	11,641	795
Qatar Government	1.000%	12/20/18	JPM	0.580%	1,838,000	(28,885)	(31,386)	2,501
Lebanon Government	5.000%	12/20/18	GSC	3.458%	663,000	(36,425)	(39,103)	2,678
Croatia Government	1.000%	03/20/19	GSC	2.307%	400,000	19,520	24,108	(4,588)
Qatar Government	1.000%	03/20/19	GSC	0.612%	490,000	(7,570)	(8,606)	1,036
Qatar Government	1.000%	03/20/19	JPM	0.612%	160,000	(2,472)	(3,076)	604
Qatar Government	1.000%	06/20/19	CIT	0.640%	1,210,000	(18,373)	(28,206)	9,833
Qatar Government	1.000%	06/20/19	JPM	0.640%	806,000	(12,235)	(17,605)	5,370
Poland Government	1.000%	09/20/19	CIT	0.484%	817,000	(18,754)	(15,311)	(3,443)
Poland Government	1.000%	09/20/19	DUB	0.484%	902,000	(20,706)	(17,267)	(3,439)
Croatia Government	1.000%	03/20/20	BNP	2.602%	2,280,000	166,184	179,316	(13,132)
Croatia Government	1.000%	03/20/20	CIT	2.602%	1,750,000	127,657	126,470	1,187
Croatia Government	1.000%	03/20/20	GSC	2.602%	2,560,000	186,697	191,925	(5,228)
Croatia Government	1.000%	06/20/20	CIT	2.665%	400,000	31,666	30,938	728
Croatia Government	1.000%	06/20/20	GSC	2.665%	700,000	55,496	54,114	1,382
Qatar Government	1.000%	03/20/22	GSC	1.039%	1,040,000	2,546	(11,099)	13,645
Russia Government	1.000%	12/20/22	GSC	4.228%	5,240,000	1,016,841	413,671	603,170
Mexico Government	1.000%	12/20/22	HSB	1.578%	3,624,000	144,122	121,153	22,969
South Africa Government	1.000%	12/20/22	HSB	2.462%	22,560,000	2,196,956	1,985,816	211,140
Spain Government	1.000%	12/20/22	HSB	1.008%	3,830,000	1,001	711,227	(710,226)
Qatar Government	1.000%	12/20/23	GSC	1.109%	874,000	7,209	285	6,924
Qatar Government	1.000%	09/20/24	GSC	1.152%	290,000	3,602	(622)	4,224

						$4,351,611	$4,826,267	($474,656)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

Credit Default Swaps on Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/15 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	03/20/17	CIT	1.584%	$290,000	($3,204)	($4,056)	$852
South Africa Government	1.000%	12/20/17	HSB	1.405%	22,560,000	(237,072)	(463,220)	226,148
Turkey Government	1.000%	09/20/18	CIT	1.694%	2,980,000	(68,358)	(55,873)	(12,485)
Turkey Government	1.000%	09/20/18	GSC	1.694%	4,830,000	(110,796)	(91,425)	(19,371)
Turkey Government	1.000%	09/20/18	MSC	1.694%	5,157,031	(118,296)	(98,208)	(20,088)
Slovenia Government	1.000%	12/20/19	GSC	1.015%	545,000	(226)	(6,832)	6,606
Colombia Government	1.000%	03/20/20	BNP	1.546%	1,890,000	(47,887)	(57,438)	9,551
Colombia Government	1.000%	03/20/20	GSC	1.546%	338,000	(8,556)	(10,915)	2,359
Slovenia Government	1.000%	03/20/20	GSC	1.069%	2,455,000	(7,277)	(29,929)	22,652
Colombia Government	1.000%	03/20/20	JPM	1.546%	370,000	(9,394)	(11,450)	2,056
Turkey Government	1.000%	12/20/22	GSC	2.487%	2,367,000	(233,721)	(156,302)	(77,419)

						($844,787)	($985,648)	$140,861

						$3,506,824	$3,840,619	($333,795)

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swaps – Pay Floating Rate

Notional Amount on Fixed Rate (Currency Delivered)	Notional Amount on Floating Rate (Currency Received)	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
TRY 4,247,000	$1,993,897	3-Month USD-LIBOR	JPM	10.757%	04/08/16	$534,416	$—	$534,416

Cross Currency Swaps – Receive Floating Rate

Notional Amount on Fixed Rate (Currency Received)	Notional Amount on Floating Rate (Currency Delivered)	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
TRY 11,627,055	$6,521,063	3-Month USD-LIBOR	MSC	5.370%	04/01/20	$2,364,244	$—	$2,364,244
2,145,966	1,120,609	3-Month USD-LIBOR	JPM	7.860%	07/21/21	282,639	—	282,639
1,169,919	611,243	3-Month USD-LIBOR	HSB	7.850%	02/23/22	180,236	—	180,236

						$2,827,119	$—	$2,827,119

						$3,361,535	$—	$3,361,535

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day BRL CETIP	GSC	12.870%	01/04/16	BRL 53,371,074	($35,118)	$—	($35,118)
1-Day BRL CETIP	GSC	12.873%	01/04/16	113,891,138	(74,939)	—	(74,939)
1-Day BRL CETIP	GSC	13.350%	01/04/16	25,982,000	21,166	—	21,166
7-Day CNY-CNRR07	GSC	3.460%	04/01/16	CNY 15,765,000	—	—	—
7-Day CNY-CNRR07	DUB	3.484%	04/01/16	23,593,000	—	—	—
1-Day COP-IBR	MSC	4.485%	11/10/16	COP 3,638,946,354	(3,079)	—	(3,079)
1-Day COP-IBR	MSC	4.460%	11/15/16	3,654,485,915	(3,795)	—	(3,795)
1-Day COP-IBR	HSB	4.370%	11/21/16	4,392,511,149	(7,265)	—	(7,265)
1-Day COP-IBR	CIT	4.280%	11/28/16	5,524,580,000	(12,537)	—	(12,537)
1-Day COP-IBR	CIT	4.290%	12/01/16	5,524,580,000	(12,112)	—	(12,112)
1-Day COP-IBR	MSC	4.230%	12/05/16	13,957,940,000	(36,505)	—	(36,505)
1-Day COP-IBR	CIT	4.250%	12/05/16	19,736,570,000	(49,341)	—	(49,341)
1-Day COP-IBR	CIT	4.270%	12/05/16	16,767,000,000	(39,338)	—	(39,338)
1-Day BRL CETIP	DUB	11.807%	01/02/17	BRL 32,497,276	(248,448)	—	(248,448)
1-Day BRL CETIP	GSC	12.023%	01/02/17	19,815,847	(126,660)	—	(126,660)
1-Day BRL CETIP	DUB	12.030%	01/02/17	1,913,040	(11,808)	—	(11,808)
1-Day BRL CETIP	GSC	12.080%	01/02/17	22,867,890	(136,854)	—	(136,854)
1-Day BRL CETIP	GSC	12.144%	01/02/17	19,172,346	(103,925)	—	(103,925)
1-Day BRL CETIP	DUB	12.190%	01/02/17	9,289,725	(46,863)	—	(46,863)
1-Day BRL CETIP	GSC	12.200%	01/02/17	23,019,183	(115,401)	—	(115,401)
1-Day BRL CETIP	DUB	12.310%	01/02/17	19,696,239	(91,336)	—	(91,336)
1-Day BRL CETIP	GSC	12.330%	01/02/17	9,844,355	(44,417)	—	(44,417)
1-Day BRL CETIP	GSC	12.331%	01/02/17	22,219,652	(100,949)	—	(100,949)
1-Day BRL CETIP	GSC	13.650%	01/02/17	62,406,250	117,322	—	117,322
6-Month PLN-WIBOR	HSB	3.430%	12/12/17	PLN 60,000,000	789,124	—	789,124
1-Day BRL CETIP	GSC	13.262%	01/02/18	BRL 29,651,838	45,525	—	45,525
1-Day BRL CETIP	GSC	13.274%	01/02/18	10,665,445	17,377	—	17,377
Sinacofi Chile Interbank	DUB	1.000%	08/07/18	CLP 61,854	83,499	—	83,499
Sinacofi Chile Interbank	DUB	0.950%	08/08/18	64,431	82,353	—	82,353
3-Month MYR KLIBOR	GSC	3.920%	11/24/19	MYR 1,410,000	2,350	—	2,350
Sinacofi Chile Interbank	GSC	1.030%	11/25/19	CLP 21,735	2,124	—	2,124
3-Month MYR KLIBOR	SCB	3.925%	11/25/19	MYR 4,552,000	7,725	—	7,725
Sinacofi Chile Interbank	GSC	1.010%	11/26/19	CLP 14,686	679	—	679
3-Month MYR KLIBOR	JPM	3.903%	11/27/19	MYR 4,650,000	6,649	—	6,649
3-Month MYR KLIBOR	DUB	3.887%	11/28/19	5,078,000	6,475	—	6,475
Sinacofi Chile Interbank	GSC	1.085%	12/03/19	CLP 29,371	3,265	—	3,265
Sinacofi Chile Interbank	GSC	1.170%	12/09/19	71,051	14,751	—	14,751
3-Month NZD Bank Bills	JPM	4.060%	06/04/23	NZD 810,000	21,067	—	21,067

					(79,239)	—	(79,239)

	Exchange

3-Month NZD Bank Bills	LCH	4.203%	10/24/17	1,000,000	21,300	3	21,297
3-Month NZD Bank Bills	LCH	4.150%	10/25/17	1,000,000	19,997	4	19,993
3-Month NZD Bank Bills	LCH	4.036%	10/30/17	2,000,000	35,548	—	35,548
3-Month NZD Bank Bills	LCH	4.035%	10/31/17	1,417,000	24,764	5	24,759
3-Month NZD Bank Bills	LCH	4.028%	11/26/17	11,610,000	203,028	—	203,028
3-Month NZD Bank Bills	LCH	4.015%	11/27/17	4,350,000	74,103	—	74,103
3-Month NZD Bank Bills	LCH	3.961%	11/28/17	8,140,000	67,574	—	67,574
6-Month PLN-WIBOR	LCH	1.970%	10/27/19	PLN 27,269,000	35,744	—	35,744
6-Month PLN-WIBOR	LCH	1.722%	02/27/20	5,554,000	(9,596)	—	(9,596)
6-Month PLN-WIBOR	LCH	1.775%	02/27/20	3,549,000	(3,650)		(3,650)
6-Month PLN-WIBOR	LCH	1.778%	02/27/20	16,587,000	(16,459)		(16,459)
3-Month NZD Bank Bills	LCH	4.960%	04/29/24	NZD 5,271,000	379,790	—	379,790
3-Month NZD Bank Bills	LCH	3.770%	03/05/25	803,000	2,695	—	2,695

					834,838	12	834,826

					$755,599	$12	$755,587

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month PLN-WIBOR	HSB	3.356%	12/12/17	PLN 6,880,000	($86,548)	$—	($86,548)
6-Month PLN-WIBOR	HSB	3.620%	12/12/17	13,000,000	(190,075)	—	(190,075)
6-Month CLP-CLICP	DUB	3.704%	08/07/18	CLP 1,578,105,120	2,647	—	2,647
6-Month CLP-CLICP	DUB	3.603%	08/08/18	1,610,651,000	11,370	—	11,370
6-Month CLP-CLICP	GSC	3.790%	11/25/19	551,310,000	5,387	—	5,387
3-Month CLP-CLICP	GSC	3.770%	11/26/19	358,351,000	4,061	—	4,061
6-Month CLP-CLICP	GSC	3.690%	12/03/19	744,268,000	13,250	—	13,250
6-Month CLP-CLICP	GSC	3.760%	12/09/19	1,819,774,000	23,740	—	23,740
1-Day BRL CETIP	GSC	11.505%	01/02/23	BRL 5,406,016	140,929	—	140,929
1-Day BRL CETIP	GSC	11.635%	01/02/23	4,673,571	106,166	—	106,166

					30,927	—	30,927

	Exchange

6-Month JPY LIBOR	LCH	0.753%	06/12/24	JPY 266,080,000	(48,686)	—	(48,686)
6-Month JPY LIBOR	LCH	0.512%	01/07/25	110,536,000	4,129	—	4,129
6-Month JPY LIBOR	LCH	0.464%	01/09/25	1,684,300,000	126,086	—	126,086
3-Month USD-LIBOR	LCH	2.750%	06/17/25	$1,250,000	(76,761)	(63,825)	(12,936)

					4,768	(63,825)	68,593

					$35,695	($63,825)	$99,520

					$791,294	($63,813)	$855,107

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sri Lanka Government	3-Month USD-LIBOR + 100 bps	CIT	06/17/15	LKR 68,840,000	$493	($1,970)	$2,463

Total Swap Agreements					$7,660,146	$3,774,836	$3,885,310

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF GLOBAL ABSOLUTE RETURN FUND **

Schedule of Investments (Continued)

March 31, 2015

(r)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$2,990,627	$—	$2,990,627	$—
	Closed-End Mutual Fund	986,784	—	986,784	—
	Corporate Bonds & Notes	2,718,666	—	2,718,666	—
	Senior Loan Notes	290,575	—	290,575	—
	Mortgage-Backed Securities	2,526,725	—	2,526,725	—
	Foreign Government Bonds & Notes	127,312,147	—	126,209,697	1,102,450
	Short-Term Investments	31,861,029	7,435,109	24,425,920	—
	Derivatives:
	Credit Contracts
	Swaps	4,621,237	—	4,621,237	—
	Equity Contracts
	Futures	25,664	25,664	—	—
	Purchased Options	893,615	—	893,615	—

	Total Equity Contracts	919,279	25,664	893,615	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	6,932,879	—	6,932,879	—
	Purchased Options	10,926,827	—	10,926,827	—
	Swaps	3,361,535	—	3,361,535	—

	Total Foreign Currency Contracts	21,221,241	—	21,221,241	—

	Interest Rate Contracts
	Swaps	2,524,252	—	2,524,252	—

	Total Assets - Derivatives	29,286,009	25,664	29,260,345	—

	Total Assets	197,972,562	7,460,773	189,409,339	1,102,450

Liabilities	Unfunded Loan Commitment	(5,635)	—	(5,635)	—
	Securities Sold Short
	Foreign Government Bonds & Notes	(1,044,819)	—	(1,044,819)	—
	Derivatives:
	Credit Contracts
	Swaps	(1,114,413)	—	(1,114,413)	—
	Equity Contracts
	Futures	(71,775)	(71,775)	—	—
	Written Options	(827,864)	—	(827,864)	—

	Total Equity Contracts	(899,639)	(71,775)	(827,864)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,841,042)	—	(3,841,042)	—
	Written Options	(9,611,960)	—	(9,611,960)	—

	Total Foreign Currency Contracts	(13,453,002)	—	(13,453,002)	—

	Interest Rate Contracts
	Futures	(939,815)	(939,815)	—	—
	Forward Bonds	(52,646)	—	(52,646)
	Swaps	(1,732,465)	—	(1,732,465)	—

	Total Interest Rate Contracts	(2,724,926)	(939,815)	(1,785,111)	—

	Total Liabilities - Derivatives	(18,191,980)	(1,011,590)	(17,180,390)	—

	Total Liabilities	(19,242,434)	(1,011,590)	(18,230,844)	—

	Total	$178,730,128	$6,449,183	$171,178,495	$1,102,450

Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2015, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Reverse Repurchase Agreement	($1,711,900)	$—	($1,711,900)	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF PRECIOUS METALS FUND **

Schedule of Investments

March 31, 2015

	Shares	Value
COMMON STOCKS - 92.6%

Australia - 2.8%

Newcrest Mining Ltd *	110,190	$1,116,993

Bermuda - 0.1%

Continental Gold Ltd *	35,150	53,562

Canada - 63.1%

Agnico Eagle Mines Ltd	115,589	3,227,046
Alamos Gold Inc	167,583	981,774
Aureus Mining Inc *	646,000	229,904
AuRico Gold Inc	75,000	207,256
B2Gold Corp *	707,000	1,055,016
Barrick Gold Corp	90,643	993,447
Centerra Gold Inc	70,938	346,135
Detour Gold Corp *	110,451	937,467
Eldorado Gold Corp	361,601	1,658,759
Franco-Nevada Corp	49,753	2,411,148
Goldcorp Inc	204,404	3,703,800
Kinross Gold Corp *	575,932	1,277,777
Lake Shore Gold Corp	265,000	215,507
MAG Silver Corp *	74,430	460,725
New Gold Inc *	120,557	404,538
Osisko Gold Royalties Ltd	48,476	640,708
Platinum Group Metals Ltd	634,000	347,941
Primero Mining Corp *	66,521	224,266
SEMAFO Inc *	345,249	1,041,294
Silver Wheaton Corp	91,754	1,745,161
Tahoe Resources Inc	119,859	1,313,523
Torex Gold Resources Inc *	885,392	734,011
Yamana Gold Inc	305,524	1,095,163

		25,252,366

Peru - 0.6%

Cia de Minas Buenaventura SA ADR	24,754	250,758

South Africa - 1.2%

AngloGold Ashanti Ltd ADR *	40,457	377,868
Impala Platinum Holdings Ltd *	20,972	101,738

		479,606

United Kingdom - 14.7%

Fresnillo PLC	160,285	1,617,970
Hochschild Mining PLC *	62,124	81,676
Randgold Resources Ltd ADR	60,292	4,176,427

		5,876,073

United States - 10.1%

Newmont Mining Corp	46,921	1,018,655
Royal Gold Inc	47,617	3,005,109

		4,023,764

Total Common Stocks (Cost $45,890,759)		37,053,122

	Shares	Value
SHORT-TERM INVESTMENT - 6.6%

Money Market Fund - 6.6%

BlackRock Liquidity Funds T-Fund Portfolio	2,637,526	$2,637,526

Total Short-Term Investment (Cost $2,637,526)		2,637,526

TOTAL INVESTMENTS - 99.2% (Cost $48,528,285)		39,690,648

OTHER ASSETS & LIABILITIES, NET - 0.8%		301,707

NET ASSETS - 100.0%		$39,992,355

Notes to Schedule of Investments

(a)	As of March 31, 2015, the fund was diversified by precious metals sector as a percentage of net assets as follows:

Gold	78.4%
Silver	9.0%
Precious Metals & Minerals	5.2%

92.6%
Short-Term Investment	6.6%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of March 31, 2015, the fund was diversified by country of incorporation as a percentage of net assets as follows:

Canada	63.1%
United States (include Short-Term Investment)	16.7%
United Kingdom	14.7%
Others (each less than 3.0%)	4.7%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(c)	The countries listed in the Schedule of Investments for investment holdings (each a “Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

PF PRECIOUS METALS FUND **

Schedule of Investments (Continued)

March 31, 2015

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2015:

		Total Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$1,116,993	$—	$1,116,993	$—
	Bermuda	53,562	53,562	—	—
	Canada	25,252,366	25,022,462	229,904	—
	Peru	250,758	250,758	—	—
	South Africa	479,606	377,868	101,738	—
	United Kingdom	5,876,073	4,176,427	1,699,646	—
	United States	4,023,764	4,023,764	—	—

		37,053,122	33,904,841	3,148,281	—

	Short-Term Investment	2,637,526	2,637,526	—	—

	Total	$39,690,648	$36,542,367	$3,148,281	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-97

PACIFIC FUNDS **

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2015

Explanation of Symbols:
**	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2015. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ω	Investments were in default as of March 31, 2015.
±	The security is a perpetual bond and has no definite maturity date.
µ	Unsettled position. Contract rates do not take effect until settlement date.
~

Securities are not registered under the Securities Act of 1933

(1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, reverse repurchase agreements, futures contracts, forward foreign currency contracts, options contracts and/or swap agreements, if any, as of March 31, 2015.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
»	Stapled Security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
l	Total shares owned by the fund as of March 31, 2015 were less than one share.

Counterparty & Exchange Abbreviations:
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BNS	The Bank of Nova Scotia
BOA	Bank of America
BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Groep NV
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken
SGN	Societe Generale
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS
WBC	Westpac Banking Group

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	Korean Won
LBP	Lebanese Pound
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
OMR	Omani Rial
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX HE	Asset-Backed Securities Index - Home Equity
CDX EM	Credit Derivatives Index - Emerging Markets
CDX HY	Credit Derivatives Index - High Yield
CDX IG	Credit Derivatives Index - Investment Grade
iTraxx Europe	International Index - Europe

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
FDR	Fiduciary Depositary Receipt
IO	Interest Only
‘NY’	New York Shares
OTC	Over the Counter
PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

The countries listed in the Schedules of Investments for investment holdings (each a

“Holding”) are based on country of formation/incorporation, which is where the Holding is legally formed. The country of incorporation may not reflect actual country risk to which the Holding, and therefore the fund, is exposed. A Holding is generally subject to greater country risk based on where it conducts business rather than where it is formed. Country risks may include currency risk, geographic focus, and market and regulatory risks, among other risks.

The descriptions of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2015

	PF Floating Rate Loan Fund	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Comstock Fund
ASSETS
Investments, at cost	$128,380,128	$156,720,084	$707,310,058	$213,717,363	$165,330,219	$184,687,686
Investments, at value	$127,516,938	$156,521,170	$717,149,766	$214,191,152	$154,954,581	$270,160,110
Cash (2)	—	396,027	5,413,852	—	1,318,020	—
Foreign currency held, at value (3)	—	140,631	1,097,544	—	175,318	82,510
Receivables:
Dividends and interest	374,546	324,882	3,981,969	1,004,157	2,580,560	526,347
Fund shares sold	63,683	49,725	464,859	115,956	57,235	63,977
Securities sold	769	—	107,881,450	—	865,667	237,414
Securities sold short	—	—	6,807,000	—	—	—
Variation margin	—	—	963,928	—	—	—
Due from adviser	16,942	12,359	55,897	24,056	27,711	18,966
Forward foreign currency contracts appreciation	—	1,168,709	1,715,959	38,753	1,349,235	47,713
Swap agreements, at value	—	65,902	458,886	—	3,301,505	—
Prepaid expenses and other assets	1,188	2,090	6,002	2,282	1,503	2,433
Total Assets	127,974,066	158,681,495	845,997,112	215,376,356	164,631,335	271,139,470

LIABILITIES
Payables:
Fund shares redeemed	20,426	24,213	108,545	43,492	21,737	11,313
Securities purchased	697,526	—	185,236,927	1,824,705	741,176	736,937
Securities covering shorts	—	—	6,835,527	—	—	—
Variation margin	—	5,989	—	4,266	—	—
Reverse repurchase agreement	—	2,983,375	617,500	—	—	—
Sale-buyback financing transactions	—	28,166,940	6,093,639	—	—	—
Swap agreements	—	28,616	—	—	—	—
Due to brokers (4)	—	612,000	1,121,000	—	—	—
Accrued advisory fees	70,204	40,657	218,100	72,461	107,626	169,395
Accrued administration fees	16,201	16,049	81,787	27,173	20,566	34,570
Accrued support service expenses	4,215	4,215	21,073	7,132	5,511	8,753
Accrued custodian fees and expenses	8,015	4,083	9,842	2,756	22,919	4,668
Accrued transfer agency out-of-pocket expenses	2,197	2,197	10,985	3,718	2,873	4,563
Accrued legal, audit and tax service fees	11,926	11,926	59,628	20,182	15,595	24,768
Accrued trustees’ fees and expenses and deferred compensation	555	2,102	9,662	1,296	51	3,324
Accrued interest	—	579	10	—	—	—
Accrued other	18,551	16,083	57,632	25,631	13,545	17,326
Forward foreign currency contracts depreciation	—	356,246	590,639	9,422	1,557,311	418,707
Outstanding options written, at value (premiums received $233,805 and $536,974)	—	209,788	300,134	—	—	—
Swap agreements, at value	—	42,263	742,943	—	111,745	—
Total Liabilities	849,816	32,527,321	202,115,573	2,042,234	2,620,655	1,434,324
NET ASSETS	$127,124,250	$126,154,174	$643,881,539	$213,334,122	$162,010,680	$269,705,146

NET ASSETS CONSIST OF:
Paid-in capital	$128,177,244	$135,326,215	$624,286,473	$214,014,507	$180,267,681	$173,326,477
Undistributed/accumulated net investment income (loss)	1,135,367	(1,757,012)	2,039,566	321,587	(2,847,523)	3,878,599
Undistributed/accumulated net realized gain (loss)	(1,325,171)	(7,860,202)	8,891,128	(1,495,267)	(4,428,083)	7,399,318
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(863,190)	445,173	8,664,372	493,295	(10,981,395)	85,100,752
NET ASSETS	$127,124,250	$126,154,174	$643,881,539	$213,334,122	$162,010,680	$269,705,146

Class P Shares:
Shares of beneficial interest outstanding	12,873,399	14,332,668	58,223,245	21,320,162	18,222,711	15,796,726
Net Asset Value Per Share	$9.87	$8.80	$11.06	$10.01	$8.89	$17.07

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	Includes cash collateral segregated for certain derivative instruments (see Notes to Schedules of Investments) in the PF Inflation Managed, PF Managed Bond, and PF Emerging Markets Debt Funds of $396,027, $5,413,852 and $878,020, respectively.
(3)	The cost of foreign currency for the PF Inflation Managed, PF Managed Bond, PF Emerging Markets Debt, and PF Comstock Funds was $140,972, $1,101,652, $174,022, and $79,539, respectively.
(4)	The PF Inflation Managed and PF Managed Bond Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the respective counterparties. The Funds invest such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2015

	PF Growth Fund	PF Large-Cap Growth Fund	PF Large-Cap Value Fund	PF Main Street Core Fund	PF Mid-Cap Equity Fund	PF Mid-Cap Growth Fund
ASSETS
Investments, at cost	$114,796,318	$161,867,300	$207,704,853	$208,653,666	$189,416,297	$74,698,742
Investments, at value	$147,963,854	$199,288,898	$343,886,595	$269,979,184	$219,299,411	$85,974,506
Foreign currency held, at value (2)	—	32	—	—	—	—
Receivables:
Dividends and interest	83,471	36,821	765,009	381,301	181,092	41,197
Fund shares sold	—	—	61,027	—	—	—
Securities sold	369,392	—	—	1,984,700	1,664,100	369,075
Due from adviser	9,998	9,658	18,578	15,479	12,163	3,504
Prepaid expenses and other assets	1,191	1,656	3,119	2,263	1,840	742
Total Assets	148,427,906	199,337,065	344,734,328	272,362,927	221,158,606	86,389,024

LIABILITIES
Payables:
Fund shares redeemed	4,947	6,543	16,224	5,356	5,000	3,156
Securities purchased	403,344	—	—	1,347,694	2,821,203	283,817
Accrued advisory fees	69,884	120,513	192,170	104,507	119,605	47,499
Accrued administration fees	19,059	25,641	44,347	34,836	27,601	10,961
Accrued support service expenses	4,863	6,160	11,347	8,753	6,808	2,594
Accrued custodian fees and expenses	1,426	1,469	2,442	2,494	1,376	643
Accrued transfer agency out-of-pocket expenses	2,535	3,211	5,915	4,563	3,549	1,352
Accrued legal, audit and tax service fees	13,760	17,430	32,107	24,768	19,264	7,339
Accrued trustees’ fees and expenses and deferred compensation	2,806	6,862	5,349	1,182	797	2,891
Accrued other	12,257	11,454	21,380	16,018	12,550	5,820
Outstanding options written, at value (premiums received $33,954)	—	—	—	—	—	33,736
Total Liabilities	534,881	199,283	331,281	1,550,171	3,017,753	399,808
NET ASSETS	$147,893,025	$199,137,782	$344,403,047	$270,812,756	$218,140,853	$85,989,216

NET ASSETS CONSIST OF:
Paid-in capital	$114,572,759	$152,500,051	$201,688,321	$196,330,695	$184,097,416	$72,162,842
Undistributed/accumulated net investment income (loss)	813	(132,121)	1,220,834	682,846	193,773	81,890
Undistributed/accumulated net realized gain (loss)	152,236	9,348,360	5,312,150	12,478,017	3,966,550	2,468,727
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	33,167,217	37,421,492	136,181,742	61,321,198	29,883,114	11,275,757
NET ASSETS	$147,893,025	$199,137,782	$344,403,047	$270,812,756	$218,140,853	$85,989,216

Class P Shares:
Shares of beneficial interest outstanding	7,661,104	18,601,085	20,929,922	18,988,660	17,956,302	9,870,298
Net Asset Value Per Share	$19.30	$10.71	$16.46	$14.26	$12.15	$8.71

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	The cost of foreign currency for the PF Large-Cap Growth Fund was $32.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2015

	PF Small-Cap Growth Fund	PF Small-Cap Value Fund	PF Real Estate Fund	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund
ASSETS
Investments, at cost	$68,370,002	$134,253,239	$26,157,329	$118,206,383	$152,990,601	$120,249,540
Investments, at value	$83,825,045	$146,951,241	$49,269,960	$138,034,418	$220,286,557	$126,771,954
Foreign currency held, at value (2)	—	—	—	412,157	99,941	564,173
Receivables:
Dividends and interest	3,056	167,171	151,993	310,269	1,026,911	415,209
Fund shares sold	—	—	74,296	5,110	—	—
Securities sold	2,250,423	346,082	125,358	21,250	251,743	366,739
Due from adviser	4,381	8,596	2,773	59,095	27,732	35,754
Prepaid expenses and other assets	683	1,228	712	1,498	2,098	—
Total Assets	86,083,588	147,474,318	49,625,092	138,843,797	221,694,982	128,153,829

LIABILITIES
Payables:
Fund shares redeemed	178	177	—	355	10,309	355
Securities purchased	2,279,853	1,532,221	83,965	181,166	509,904	494,151
Accrued advisory fees	42,517	91,678	36,858	93,815	160,747	89,979
Accrued administration fees	10,629	18,336	6,143	17,590	28,367	16,261
Accrued support service expenses	2,594	4,539	1,621	4,539	7,132	3,890
Accrued custodian fees and expenses	573	952	381	87,660	28,997	28,692
Accrued transfer agency out-of-pocket expenses	1,352	2,366	845	2,366	3,718	2,028
Accrued legal, audit and tax service fees	7,339	12,843	4,587	12,843	20,181	11,008
Accrued trustees’ fees and expenses and deferred compensation	1,832	365	277	618	2,540	36
Accrued foreign capital gains tax	—	—	—	180,913	—	—
Accrued other	5,799	9,465	4,241	20,319	24,620	14,266
Total Liabilities	2,352,666	1,672,942	138,918	602,184	796,515	660,666
NET ASSETS	$83,730,922	$145,801,376	$49,486,174	$138,241,613	$220,898,467	$127,493,163

NET ASSETS CONSIST OF:
Paid-in capital	$68,373,286	$131,958,422	$23,844,459	$124,125,569	$160,973,806	$119,212,832
Undistributed/accumulated net investment income (loss)	(1,789)	254,878	(250)	(1,286,535)	1,129,417	1,460,836
Undistributed/accumulated net realized gain (loss)	(95,618)	890,074	2,529,334	(4,219,944)	(8,448,729)	301,975
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	15,455,043	12,698,002	23,112,631	19,622,523	67,243,973	6,517,520
NET ASSETS	$83,730,922	$145,801,376	$49,486,174	$138,241,613	$220,898,467	$127,493,163

Class P Shares:
Shares of beneficial interest outstanding	5,656,228	13,946,195	2,932,758	10,178,165	11,939,709	11,928,125
Net Asset Value Per Share	$14.80	$10.45	$16.87	$13.58	$18.50	$10.69

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	The cost of foreign currency for the PF Emerging Markets, PF International Large-Cap, and PF International Small-Cap Funds were $431,237, $100,977, and $566,229 respectively.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2015

	PF International Value Fund	PF Currency Strategies Fund	PF Global Absolute Return Fund	PF Precious Metals Fund
ASSETS
Investments and repurchase agreement, at cost	$126,699,626	$190,526,852	$181,772,273	$48,528,285
Investments, at value	$140,608,641	$187,822,426	$179,426,317	$39,690,648
Repurchase agreement, at value	—	—	1,080,678	—
Cash (2)	105,000	2,440,000	—	—
Foreign currency held, at value (3)	1,148,031	8,141	1,918,314	152,382
Receivables:
Dividends and interest	767,316	660,218	3,133,063	137,481
Fund shares sold	—	435,423	799	56,929
Securities sold	111,899	—	3,745,466	—
Variation margin	—	—	660,239	—
Swap agreement	—	—	14,477	—
Due from adviser	5,495	564	—	1,485
Forward foreign currency contracts appreciation	922,942	11,257,347	6,932,879	—
Swap agreements, at value	—	—	9,512,266	—
Prepaid expenses and other assets	1,458	1,727	1,582	535
Total Assets	143,670,782	202,625,846	206,426,080	40,039,460

LIABILITIES
Payables:
Fund shares redeemed	6,281	9,646	15,780	1,578
Securities purchased	132,183	—	4,183,902	—
Securities sold short, at value (proceeds $990,815)	—	—	1,044,819	—
Variation margin	15,635	—	—	—
Reverse repurchase agreement	—	—	1,711,900	—
Due to brokers (4)	—	4,460,000	4,523,215	—
Accrued advisory fees	79,578	102,906	121,281	23,874
Accrued administration fees	18,364	23,748	22,740	5,266
Accrued support service expenses	4,539	5,835	5,835	1,621
Accrued custodian fees and expenses	20,965	4,511	59,436	3,164
Accrued transfer agency out-of-pocket expenses	2,366	3,042	3,042	845
Accrued legal, audit and tax service fees	12,843	16,512	16,513	4,587
Accrued trustees’ fees and expenses and deferred compensation	3,455	54	54	15
Accrued interest	—	—	6,904	—
Accrued other	14,929	9,019	24,277	6,155
Forward foreign currency contracts depreciation	706,588	10,418,381	3,841,042	—
Unfunded loan commitment depreciation	—	—	5,635	—
Forward bonds depreciation	—	—	52,646	—
Outstanding options written, at value (premiums received $5,006,878)	—	—	10,439,824	—
Swap agreements, at value	—	—	2,691,726	—
Total Liabilities	1,017,726	15,053,654	28,770,571	47,105
NET ASSETS	$142,653,056	$187,572,192	$177,655,509	$39,992,355

NET ASSETS CONSIST OF:
Paid-in capital	$174,146,635	$187,784,427	$172,803,951	$79,122,599
Undistributed/accumulated net investment income (loss)	451,382	1,708,297	6,815,142	(15,509)
Undistributed/accumulated net realized gain (loss)	(46,034,099)	(5,937)	(1,020,933)	(30,269,015)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	14,089,138	(1,914,595)	(942,651)	(8,845,720)
NET ASSETS	$142,653,056	$187,572,192	$177,655,509	$39,992,355

Class P Shares:
Shares of beneficial interest outstanding	15,006,164	18,912,615	17,713,339	8,882,579
Net Asset Value Per Share	$9.51	$9.92	$10.03	$4.50

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	Includes cash collateral segregated for certain derivative instruments (see Notes to Schedule of Investments) in the PF International Value and PF Currency Strategies Funds of $105,000 and $2,440,000, respectively.
(3)	The cost of foreign currency for the PF International Value, PF Currency Strategies, PF Global Absolute Return, and PF Precious Metals Funds was $1,139,453, $8,098, $1,926,788, and $152,295 respectively.
(4)	The PF Currency Strategies and PF Global Absolute Return Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the respective counterparties. The Funds invest such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF OPERATIONS

MARCH 31, 2015

	PF Floating Rate Loan Fund	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Comstock Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,473	$259	$—	$657	$—	$6,059,540
Interest, net of foreign taxes withheld	5,485,104	1,985,640	12,123,754	3,886,998	9,397,420	—
Other	11,015	—	3,195	—	—	—
Total Investment Income	5,497,592	1,985,899	12,126,949	3,887,655	9,397,420	6,059,540

EXPENSES
Advisory fees	947,708	626,963	2,522,176	935,634	1,202,409	2,124,354
Administration fees	189,542	235,111	945,816	350,863	229,760	424,871
Support services expenses	20,306	27,377	100,736	37,972	23,183	46,327
Custodian fees and expenses	26,302	18,704	47,633	10,266	103,172	12,407
Shareholder report expenses	5,155	7,176	27,651	9,176	5,898	11,992
Transfer agency out-of-pocket expenses	11,914	15,764	59,149	22,015	13,829	26,919
Registration fees	2,463	2,548	12,381	4,440	3,215	5,114
Legal, audit and tax service fees	17,532	20,026	87,763	31,825	21,986	37,471
Trustees’ fees and expenses	5,574	7,411	28,159	10,289	6,423	12,537
Interest expense	—	59,122	2,219	—	—	—
Other	69,857	51,767	149,504	88,274	41,473	21,393
Total Expenses	1,296,353	1,071,969	3,983,187	1,500,754	1,651,348	2,723,385
Advisory Fee Waiver (2)	(126,361)	(5,288)	—	—	—	(42,487)
Adviser Expense Reimbursement (3)	(159,103)	(150,774)	(512,975)	(214,257)	(219,179)	(174,160)
Net Expenses	1,010,889	915,907	3,470,212	1,286,497	1,432,169	2,506,738
NET INVESTMENT INCOME (LOSS)	4,486,703	1,069,992	8,656,737	2,601,158	7,965,251	3,552,802

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(1,323,615)	(398,625)	10,171,913	222,130	184,162	36,216,937
Closed short positions	—	24,331	(34,410)	—	—	—
Futures contract transactions	—	(195,046)	9,425,370	(66,479)	—	—
Swap transactions	—	(3,058,080)	(1,188,013)	—	237,681	—
Written option transactions	—	99,517	3,311,106	—	—	—
Foreign currency transactions	—	2,664,877	2,900,476	(300,037)	(7,062,507)	4,573,178
Net Realized Gain (Loss)	(1,323,615)	(863,026)	24,586,442	(144,386)	(6,640,664)	40,790,115

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(850,541)	3,178,173	6,488,724	(464,166)	(9,384,419)	(23,828,051)
Futures contracts	—	(17,028)	1,900,080	(14,078)	—	—
Swaps	—	774,067	(3,423,031)	—	(223,734)	—
Written options	—	(122,903)	38,347	—	—	—
Foreign currencies	—	843,407	763,897	27,030	(460,562)	(222,304)
Change in Net Unrealized Appreciation (Depreciation)	(850,541)	4,655,716	5,768,017	(451,214)	(10,068,715)	(24,050,355)
NET GAIN (LOSS)	(2,174,156)	3,792,690	30,354,459	(595,600)	(16,709,379)	16,739,760
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,312,547	$4,862,682	$39,011,196	$2,005,558	($8,744,128)	$20,292,562

Foreign taxes withheld on dividends and interest	$—	$21,542	$39,521	$—	$69,384	$170,396

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF OPERATIONS (Continued)

MARCH 31, 2015

	PF Growth Fund	PF Large-Cap Growth Fund	PF Large-Cap Value Fund	PF Main Street Core Fund	PF Mid-Cap Equity Fund	PF Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,264,862	$1,288,372	$7,796,649	$4,330,010	$2,335,554	$762,280
Interest, net of foreign taxes withheld	2,079	—	—	—	—	—
Total Investment Income	1,266,941	1,288,372	7,796,649	4,330,010	2,335,554	762,280

EXPENSES
Advisory fees	699,661	1,388,480	2,340,099	1,171,843	1,261,085	608,144
Administration fees	190,817	277,696	540,023	390,614	291,019	130,316
Support services expenses	18,352	29,189	58,379	40,800	29,549	13,411
Custodian fees and expenses	4,471	7,205	10,064	9,521	5,150	2,506
Shareholder report expenses	4,511	7,397	14,962	10,589	7,244	3,436
Transfer agency out-of-pocket expenses	11,030	17,117	33,977	24,012	17,477	7,817
Registration fees	2,825	3,733	6,744	4,954	4,041	1,508
Legal, audit and tax service fees	18,637	25,973	48,553	35,255	27,610	10,979
Trustees’ fees and expenses	5,395	8,349	15,922	11,188	8,243	3,783
Other	16,231	14,072	23,279	17,985	17,104	10,496
Total Expenses	971,930	1,779,211	3,092,002	1,716,761	1,668,522	792,396
Advisory Fee Waiver (2)	—	(83,309)	—	—	—	(43,439)
Adviser Expense Reimbursement (3)	(81,452)	(113,036)	(211,881)	(154,305)	(116,418)	(53,935)
Net Expenses	890,478	1,582,866	2,880,121	1,562,456	1,552,104	695,022
NET INVESTMENT INCOME (LOSS)	376,463	(294,494)	4,916,528	2,767,554	783,450	67,258

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	2,015,578	19,647,787	30,890,745	30,069,039	15,534,514	3,113,844
Written option transactions	—	—	—	—	—	151,098
Foreign currency transactions	(807)	(8,715)	(225)	(6,272)	—	(563)
Net Realized Gain (Loss)	2,014,771	19,639,072	30,890,520	30,062,767	15,534,514	3,264,379
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	14,020,688	6,728,692	(3,677,051)	(4,706,324)	(824,794)	5,779,095
Written options	—	—	—	—	—	(4,891)
Foreign currencies	(435)	(28,897)	—	(4,854)	—	(356)
Change in Net Unrealized Appreciation (Depreciation)	14,020,253	6,699,795	(3,677,051)	(4,711,178)	(824,794)	5,773,848
NET GAIN (LOSS)	16,035,024	26,338,867	27,213,469	25,351,589	14,709,720	9,038,227
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,411,487	$26,044,373	$32,129,997	$28,119,143	$15,493,170	$9,105,485

Foreign taxes withheld on dividends and interest	$16,500	$386	$142,737	$33,471	$734	$—

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF OPERATIONS (Continued)

MARCH 31, 2015

	PF Small-Cap Growth Fund	PF Small-Cap Value Fund	PF Real Estate Fund	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund (2)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$287,713	$2,064,709	$1,562,129	$2,754,975	$6,305,043	$632,830
Interest, net of foreign taxes withheld	—	—	—	—	1,040	—
Total Investment Income	287,713	2,064,709	1,562,129	2,754,975	6,306,083	632,830

EXPENSES
Advisory fees	432,583	1,066,782	571,341	1,254,372	2,097,638	222,444
Administration fees	108,146	213,356	95,224	235,195	370,171	39,255
Support services expenses	10,560	22,534	10,572	24,486	37,875	3,890
Custodian fees and expenses	2,078	4,134	1,854	302,465	105,813	28,692
Shareholder report expenses	3,355	6,579	2,668	6,170	9,586	1,125
Transfer agency out-of-pocket expenses	6,301	13,171	6,096	14,260	21,996	2,919
Registration fees	1,418	2,588	1,007	2,732	4,288	2,142
Legal, audit and tax service fees	9,809	18,741	7,868	19,996	31,082	11,060
Trustees’ fees and expenses	3,090	6,091	2,887	6,688	10,280	1,290
Offering expenses	—	—	—	—	—	10,411
Other	13,719	16,323	7,680	69,023	32,668	1,730
Total Expenses	591,059	1,370,299	707,197	1,935,387	2,721,397	324,958
Advisory Fee Waiver (3)	—	—	—	—	—	(5,234)
Adviser Expense Reimbursement (4)	(50,330)	(90,161)	(40,632)	(445,820)	(253,588)	(37,089)
Net Expenses	540,729	1,280,138	666,565	1,489,567	2,467,809	282,635
NET INVESTMENT INCOME (LOSS)	(253,016)	784,571	895,564	1,265,408	3,838,274	350,195

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	6,392,830	37,398,618	10,839,909	(779,924)	3,914,854	(104,502)
Futures contract transactions	—	(26,949)	—	—	(292,389)	406,477
Foreign currency transactions	—	(1,149)	—	(33,136)	(33,516)	1,106,334
Net Realized Gain (Loss)	6,392,830	37,370,520	10,839,909	(813,060)	3,588,949	1,408,309

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (5)	2,170,370	(22,820,974)	(144,708)	(6,869,999)	(7,384,399)	6,522,414
Foreign currencies	—	(83)	—	(37,307)	(63,953)	(4,894)
Change in Net Unrealized Appreciation (Depreciation)	2,170,370	(22,821,057)	(144,708)	(6,907,306)	(7,448,352)	6,517,520
NET GAIN (LOSS)	8,563,200	14,549,463	10,695,201	(7,720,366)	(3,859,403)	7,925,829
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,310,184	$15,334,034	$11,590,765	($6,454,958)	($21,129)	$8,276,024

Foreign taxes withheld on dividends and interest	$—	$8,070	$—	$272,367	$658,486	$72,734

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	PF International Small-Cap commenced operations on January 14, 2015.
(3)	See Note 6 in Notes to Financial Statements.
(4)	See Note 7B in Notes to Financial Statements.
(5)	Change in net unrealized appreciation (depreciation) on investment securities for the PF Emerging Markets Fund was net of increase in deferred foreign capital gains tax of $88,765.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF OPERATIONS (Continued)

MARCH 31, 2015

	PF International Value Fund	PF Currency Strategies Fund	PF Global Absolute Return Fund	PF Precious Metals Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,937,939	$—	$—	$454,139
Interest, net of foreign taxes withheld	—	162,461	11,048,570	122
Total Investment Income	4,937,939	162,461	11,048,570	454,261

EXPENSES
Advisory fees	1,074,559	1,123,413	1,493,278	455,076
Administration fees	247,975	259,249	279,990	91,015
Support services expenses	26,620	24,850	29,660	10,734
Custodian fees and expenses	82,134	17,056	234,976	13,666
Shareholder report expenses	6,692	6,852	7,660	2,826
Transfer agency out-of-pocket expenses	15,340	14,803	17,300	6,141
Registration fees	2,651	3,251	3,395	999
Legal, audit and tax service fees	20,156	22,767	24,595	7,785
Trustees’ fees and expenses	7,246	6,929	7,817	2,738
Interest expense	—	—	120,691	—
Other	21,866	8,797	38,135	10,258
Total Expenses	1,505,239	1,487,967	2,257,497	601,238
Advisory Fee Waiver (2)	—	—	—	(42,474)
Adviser Expense Reimbursement (3)	(182,705)	(4,400)	(210,688)	(9,648)
Net Expenses	1,322,534	1,483,567	2,046,809	549,116
NET INVESTMENT INCOME (LOSS)	3,615,405	(1,321,106)	9,001,761	(94,855)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	2,113,372	(2,089)	3,330,790	(19,695,655)
Closed short positions	—	—	(174,868)	—
Futures contract transactions	32,260	—	(2,953,138)	—
Swap transactions	—	—	(545,093)	—
Written option transactions	—	—	686,802	—
Foreign currency transactions	1,270,023	11,945,634	8,099,101	(56,109)
Net Realized Gain (Loss)	3,415,655	11,943,545	8,443,594	(19,751,764)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(15,288,955)	(4,422,343)	(1,048,345)	15,159,841
Unfunded loan commitments	—	—	(5,635)	—
Short positions	—	—	183,459	—
Futures contracts	(10,614)	—	(955,516)	—
Swaps	—	—	2,015,028	—
Written options	—	—	(5,603,711)	—
Foreign currencies	(446,318)	5,944,808	4,270,814	(8,025)
Forward bonds	—	—	(52,646)	—
Change in Net Unrealized Appreciation (Depreciation)	(15,745,887)	1,522,465	(1,196,552)	15,151,816
NET GAIN (LOSS)	(12,330,232)	13,466,010	7,247,042	(4,599,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($8,714,827)	$12,144,904	$16,248,803	($4,694,803)

Foreign taxes withheld on dividends and interest	$514,836	$—	$139,315	$91,152

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
	PF Floating Rate Loan Fund		PF Inflation Managed Fund		PF Managed Bond Fund
OPERATIONS
Net investment income (loss)	$4,486,703	$4,410,889	$1,069,992	$1,403,593	$8,656,737	$6,745,366
Net realized gain (loss)	(1,323,615)	1,130,734	(863,026)	(1,712,382)	24,586,442	544,477
Change in net unrealized appreciation (depreciation)	(850,541)	(1,632,529)	4,655,716	(11,666,272)	5,768,017	(14,411,217)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,312,547	3,909,094	4,862,682	(11,975,061)	39,011,196	(7,121,374)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(4,425,588)	(4,512,660)	(3,604,677)	(755,842)	(10,397,287)	(8,368,504)
Net realized gains - Class P	(17,189)	(1,669,705)	—	(2,707,398)	(11,648,530)	(2,998,837)
Net Decrease from Dividends and Distributions to Shareholders	(4,442,777)	(6,182,365)	(3,604,677)	(3,463,240)	(22,045,817)	(11,367,341)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	12,400,990	17,705,946	15,641,976	46,018,666	94,581,849	63,781,929
Dividends and distribution reinvestments - Class P	4,442,777	6,182,365	3,604,677	3,463,240	22,045,817	11,367,341
Cost of shares repurchased - Class P	(10,705,218)	(8,703,442)	(80,115,002)	(12,560,393)	(69,464,458)	(42,192,868)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,138,549	15,184,869	(60,868,349)	36,921,513	47,163,208	32,956,402
NET INCREASE (DECREASE) IN NET ASSETS	4,008,319	12,911,598	(59,610,344)	21,483,212	64,128,587	14,467,687
NET ASSETS
Beginning of Year	123,115,931	110,204,333	185,764,518	164,281,306	579,752,952	565,285,265
End of Year	$127,124,250	$123,115,931	$126,154,174	$185,764,518	$643,881,539	$579,752,952
Undistributed/Accumulated Net Investment Income (Loss)	$1,135,367	$1,074,359	($1,757,012)	($966,992)	$2,039,566	$659,846

	PF Short Duration Bond Fund		PF Emerging Markets Debt Fund		PF Comstock Fund
OPERATIONS
Net investment income (loss)	$2,601,158	$2,354,102	$7,965,251	$5,037,344	$3,552,802	$4,378,442
Net realized gain (loss)	(144,386)	(122,598)	(6,640,664)	(4,722,575)	40,790,115	11,515,551
Change in net unrealized appreciation (depreciation)	(451,214)	(893,294)	(10,068,715)	(3,163,830)	(24,050,355)	43,949,715
Net Increase (Decrease) in Net Assets Resulting from Operations	2,005,558	1,338,210	(8,744,128)	(2,849,061)	20,292,562	59,843,708
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(3,085,384)	(3,024,235)	(5,962,219)	(3,887,073)	(5,782,909)	(2,637,092)
Net realized gains - Class P	—	—	—	(1,122,666)	(20,835,136)	—
Net Decrease from Dividends and Distributions to Shareholders	(3,085,384)	(3,024,235)	(5,962,219)	(5,009,739)	(26,618,045)	(2,637,092)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	32,351,679	24,100,375	55,948,293	55,566,570	8,417,197	—
Dividends and distribution reinvestments - Class P	3,085,384	3,024,235	5,962,219	5,009,739	26,618,045	2,637,092
Cost of shares repurchased - Class P	(50,211,811)	(19,850,587)	(15,709,434)	(8,047,397)	(67,602,421)	(12,917,286)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,774,748)	7,274,023	46,201,078	52,528,912	(32,567,179)	(10,280,194)
NET INCREASE (DECREASE) IN NET ASSETS	(15,854,574)	5,587,998	31,494,731	44,670,112	(38,892,662)	46,926,422
NET ASSETS
Beginning of Year	229,188,696	223,600,698	130,515,949	85,845,837	308,597,808	261,671,386
End of Year	$213,334,122	$229,188,696	$162,010,680	$130,515,949	$269,705,146	$308,597,808
Undistributed/Accumulated Net Investment Income (Loss)	$321,587	$649,544	($2,847,523)	$999,908	$3,878,599	$1,535,528

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
	PF Growth Fund		PF Large-Cap Growth Fund		PF Large-Cap Value Fund
OPERATIONS
Net investment income (loss)	$376,463	$150,031	($294,494)	($103,987)	$4,916,528	$8,203,641
Net realized gain (loss)	2,014,771	8,246,940	19,639,072	24,228,027	30,890,520	15,301,085
Change in net unrealized appreciation (depreciation)	14,020,253	7,367,677	6,699,795	9,193,870	(3,677,051)	44,822,644
Net Increase (Decrease) in Net Assets Resulting from Operations	16,411,487	15,764,648	26,044,373	33,317,910	32,129,997	68,327,370
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(934,282)	(573,668)	—	(299,083)	(7,915,128)	(5,289,219)
Net realized gains - Class P	(1,038,567)	—	(18,093,817)	(33,866,205)	(28,296,928)	—
Net Decrease from Dividends and Distributions to Shareholders	(1,972,849)	(573,668)	(18,093,817)	(34,165,288)	(36,212,056)	(5,289,219)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	37,943,943	39,665,244	15,780,162	1,187,092	6,185,532	—
Dividends and distribution reinvestments - Class P	1,972,849	573,668	18,093,817	34,165,288	36,212,056	5,289,219
Cost of shares repurchased - Class P	(7,747,052)	(2,756,202)	(15,300,089)	(4,289,678)	(74,284,892)	(12,039,570)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	32,169,740	37,482,710	18,573,890	31,062,702	(31,887,304)	(6,750,351)
NET INCREASE (DECREASE) IN NET ASSETS	46,608,378	52,673,690	26,524,446	30,215,324	(35,969,363)	56,287,800
NET ASSETS
Beginning of Year	101,284,647	48,610,957	172,613,336	142,398,012	380,372,410	324,084,610
End of Year	$147,893,025	$101,284,647	$199,137,782	$172,613,336	$344,403,047	$380,372,410
Undistributed/Accumulated Net Investment Income (Loss)	$813	$141,842	($132,121)	($35,116)	$1,220,834	$4,219,659

	PF Main Street Core Fund		PF Mid-Cap Equity Fund		PF Mid-Cap Growth Fund
OPERATIONS
Net investment income (loss)	$2,767,554	$2,335,231	$783,450	$553,452	$67,258	($65,397)
Net realized gain (loss)	30,062,767	32,445,487	15,534,514	16,313,197	3,264,379	22,500,834
Change in net unrealized appreciation (depreciation)	(4,711,178)	13,569,441	(824,794)	19,772,101	5,773,848	(7,212,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,119,143	48,350,159	15,493,170	36,638,750	9,105,485	15,223,083
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(2,609,422)	(2,316,456)	(552,479)	(833,404)	(78,530)	(152,439)
Net realized gains - Class P	(33,766,232)	—	(23,955,351)	(12,097,077)	(3,795,355)	(19,078,154)
Net Decrease from Dividends and Distributions to Shareholders	(36,375,654)	(2,316,456)	(24,507,830)	(12,930,481)	(3,873,885)	(19,230,593)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	16,338,975	1,444,719	42,773,692	—	3,181,727	16,183,178
Dividends and distribution reinvestments - Class P	36,375,654	2,316,456	24,507,830	12,930,481	3,873,885	19,230,593
Cost of shares repurchased - Class P	(31,220,364)	(4,648,182)	(11,482,907)	(3,697,469)	(17,101,717)	(2,159,393)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	21,494,265	(887,007)	55,798,615	9,233,012	(10,046,105)	33,254,378
NET INCREASE (DECREASE) IN NET ASSETS	13,237,754	45,146,696	46,783,955	32,941,281	(4,814,505)	29,246,868
NET ASSETS
Beginning of Year	257,575,002	212,428,306	171,356,898	138,415,617	90,803,721	61,556,853
End of Year	$270,812,756	$257,575,002	$218,140,853	$171,356,898	$85,989,216	$90,803,721
Undistributed/Accumulated Net Investment Income (Loss)	$682,846	$530,986	$193,773	($516)	$81,890	$30,482

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year/ Period Ended March 31, 2015	Year Ended March 31, 2014
	PF Small-Cap Growth Fund		PF Small-Cap Value Fund		PF Real Estate Fund
OPERATIONS
Net investment income (loss)	($253,016)	($156,785)	$784,571	$2,065,670	$895,564	$975,804
Net realized gain (loss)	6,392,830	7,918,947	37,370,520	13,048,909	10,839,909	1,621,422
Change in net unrealized appreciation (depreciation)	2,170,370	2,291,721	(22,821,057)	7,490,389	(144,708)	1,468,596
Net Increase (Decrease) in Net Assets Resulting from Operations	8,310,184	10,053,883	15,334,034	22,604,968	11,590,765	4,065,822
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	—	(98,659)	(1,964,806)	(1,780,478)	(989,152)	(1,118,697)
Net realized gains - Class P	(9,980,804)	(1,357,600)	(42,372,312)	(6,305,462)	(1,049,057)	—
Net Decrease from Dividends and Distributions to Shareholders	(9,980,804)	(1,456,259)	(44,337,118)	(8,085,940)	(2,038,209)	(1,118,697)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	23,567,029	—	5,352,768	1,624,962	3,243,808	10,629,608
Dividends and distribution reinvestments - Class P	9,980,804	1,456,259	44,337,117	8,085,940	2,038,209	1,118,697
Cost of shares repurchased - Class P	(8,067,624)	(1,030,591)	(22,587,682)	(2,174,457)	(39,175,965)	(1,006,216)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	25,480,209	425,668	27,102,203	7,536,445	(33,893,948)	10,742,089
NET INCREASE (DECREASE) IN NET ASSETS	23,809,589	9,023,292	(1,900,881)	22,055,473	(24,341,392)	13,689,214
NET ASSETS
Beginning of Year	59,921,333	50,898,041	147,702,257	125,646,784	73,827,566	60,138,352
End of Year	$83,730,922	$59,921,333	$145,801,376	$147,702,257	$49,486,174	$73,827,566
Undistributed/Accumulated Net Investment Income (Loss)	($1,789)	$5,115	$254,878	$1,310,047	($250)	$64,702

	PF Emerging Markets Fund		PF International Large-Cap Fund		PF International Small-Cap Fund (2)
OPERATIONS
Net investment income (loss)	$1,265,408	$783,231	$3,838,274	$2,741,883	$350,195
Net realized gain (loss)	(813,060)	4,504,312	3,588,949	3,556,669	1,408,309
Change in net unrealized appreciation (depreciation)	(6,907,306)	3,487,389	(7,448,352)	21,548,202	6,517,520
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,454,958)	8,774,932	(21,129)	27,846,754	8,276,024
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(2,127,430)	(903,956)	(4,006,574)	(2,672,165)	—
Net realized gains - Class P	(4,072,435)	(2,799,145)	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(6,199,865)	(3,703,101)	(4,006,574)	(2,672,165)	—
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	16,226,138	35,981,890	66,621,995	19,090,781	120,878,084
Dividends and distribution reinvestments - Class P	6,199,865	3,703,101	4,006,574	2,672,165	—
Cost of shares repurchased - Class P	(24,862,187)	(2,234,325)	(86,224,547)	(5,378,260)	(1,660,945)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,436,184)	37,450,666	(15,595,978)	16,384,686	119,217,139
NET INCREASE (DECREASE) IN NET ASSETS	(15,091,007)	42,522,497	(19,623,681)	41,559,275	127,493,163
NET ASSETS
Beginning of Year or Period	153,332,620	110,810,123	240,522,148	198,962,873	—
End of Year or Period	$138,241,613	$153,332,620	$220,898,467	$240,522,148	$127,493,163
Undistributed/Accumulated Net Investment Income (Loss)	($1,286,535)	($538,825)	$1,129,417	$1,259,430	$1,460,836

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	PF International Small-Cap Fund commenced operations on January 14, 2015.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
	PF International Value Fund		PF Currency Strategies Fund		PF Global Absolute Return Fund
OPERATIONS
Net investment income (loss)	$3,615,405	$6,527,844	($1,321,106)	($882,585)	$9,001,761	$6,710,785
Net realized gain (loss)	3,415,655	8,728,123	11,943,545	(5,197,176)	8,443,594	(10,735,110)
Change in net unrealized appreciation (depreciation)	(15,745,887)	9,297,780	1,522,465	(2,107,085)	(1,196,552)	(864,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,714,827)	24,553,747	12,144,904	(8,186,846)	16,248,803	(4,888,380)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(6,815,945)	(4,102,104)	(4,113,282)	(4,034,980)	(9,239,168)	(3,863,039)
Net realized gains - Class P	—	—	—	—	—	(269,888)
Net Decrease from Dividends and Distributions to Shareholders	(6,815,945)	(4,102,104)	(4,113,282)	(4,034,980)	(9,239,168)	(4,132,927)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	29,202,505	9,339,592	65,220,121	25,560,571	9,675,333	40,317,659
Dividends and distribution reinvestments - Class P	6,815,945	4,102,104	4,113,282	4,034,980	9,239,168	4,132,927
Cost of shares repurchased - Class P	(54,375,493)	(3,902,120)	(20,815,948)	(4,993,288)	(46,628,422)	(8,994,814)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,357,043)	9,539,576	48,517,455	24,602,263	(27,713,921)	35,455,772
NET INCREASE (DECREASE) IN NET ASSETS	(33,887,815)	29,991,219	56,549,077	12,380,437	(20,704,286)	26,434,465
NET ASSETS
Beginning of Year	176,540,871	146,549,652	131,023,115	118,642,678	198,359,795	171,925,330
End of Year	$142,653,056	$176,540,871	$187,572,192	$131,023,115	$177,655,509	$198,359,795
Undistributed/Accumulated Net Investment Income (Loss)	$451,382	$2,216,343	$1,708,297	($4,802,949)	$6,815,142	($1,487,328)

	PF Precious Metals Fund
OPERATIONS
Net investment income (loss)	($94,855)	$226,549
Net realized gain (loss)	(19,751,764)	(10,458,973)
Change in net unrealized appreciation (depreciation)	15,151,816	(11,762,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,694,803)	(21,995,318)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	—	(451,925)
Net realized gains - Class P	—	—
Net Decrease from Dividends and Distributions to Shareholders	—	(451,925)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	18,562,410	42,913,086
Dividends and distribution reinvestments - Class P	—	451,925
Cost of shares repurchased - Class P	(58,277,497)	(2,466,278)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(39,715,087)	40,898,733
NET INCREASE (DECREASE) IN NET ASSETS	(44,409,890)	18,451,490
NET ASSETS
Beginning of Year	84,402,245	65,950,755
End of Year	$39,992,355	$84,402,245
Undistributed/Accumulated Net Investment Income (Loss)	($15,509)	($186,874)

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.

See Notes to Financial Statements

PACIFIC FUNDS (1)

STATEMENT OF CASH FLOWS (2)

FOR THE YEAR ENDED MARCH 31, 2015

PF Inflation Managed Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$4,862,682
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(248,539,630)
Proceeds from disposition of long-term securities	290,707,628
Proceeds from securities sold short	15,538,998
Purchases to cover securities sold short	(15,514,667)
Proceeds of short-term securities, net	6,979,853
(Increase) decrease in dividends and interest receivable	252,173
(Increase) decrease in receivable due from adviser	(1,840)
(Increase) decrease in prepaid expenses and other assets	232
(Increase) decrease in variation margin	58,910
Increase (decrease) in receivable for swap premiums	1,385,318
Increase (decrease) in payable for swap agreements	28,616
Increase (decrease) in payable due to brokers	562,000
Increase (decrease) in accrued advisory fees	(21,932)
Increase (decrease) in accrued administration fees	(7,422)
Increase (decrease) in accrued support services expenses	(271)
Increase (decrease) in accrued custodian fees and expenses	(2,345)
Increase (decrease) in accrued transfer agency out-of-pocket expenses	(4,121)
Increase (decrease) in accrued legal, audit and tax service fees	(5,229)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	278
Increase (decrease) in accrued other payables	(3,343)
Increase (decrease) in accrued interest expenses (3)	579
Change in net unrealized (appreciation) depreciation on investment securities	(3,178,173)
Change in net unrealized (appreciation) depreciation on swaps	(774,067)
Change in net unrealized (appreciation) depreciation on written options	122,903
Change in net unrealized (appreciation) depreciation on foreign currencies	(843,407)
Net realized (gain) loss on investment securities	398,625
Net realized (gain) loss on closed short positions	(24,331)
Net realized (gain) loss on swaps	3,058,080
Net realized (gain) loss on written options	(99,517)
Net realized (gain) loss on foreign currency	(2,664,877)
Net amortization on investments	989,343
Net cash provided by (used in) operating activities	53,261,046

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	15,993,811
Payment of shares redeemed	(80,108,493)
Increase (decrease) in payable for reverse repurchase agreement	2,983,375
Increase (decrease) in payable for sale-buyback financing transactions	7,598,053
Net cash provided by (used in) financing activities	(53,533,254)

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	(272,208)

CASH AND FOREIGN CURRENCY:
Beginning of Year	808,866
End of Year	$536,658

(1)	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(2)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amounts included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The PF Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.
(3)	Interest paid by the PF Inflation Managed Fund was $59,122.

See Notes to Financial Statements

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Floating Rate Loan Fund
4/1/2014 - 3/31/2015	$10.05	$0.36	($0.19)	$0.17	($0.35)	($0.00	)(6)	($0.35)	$9.87	1.03%	0.80%	3.55%	1.78%	$127,124	69%
4/1/2013 - 3/31/2014	10.24	0.38	(0.04)	0.34	(0.38)	(0.15)		(0.53)	10.05	1.02%	0.80%	3.73%	3.39%	123,116	73%
4/1/2012 - 3/31/2013	10.10	0.46	0.18	0.64	(0.47)	(0.03)		(0.50)	10.24	1.03%	0.80%	4.45%	6.40%	110,204	94%
4/1/2011 - 3/31/2012	10.12	0.43	(0.06)	0.37	(0.39)	—		(0.39)	10.10	1.04%	0.80%	4.33%	3.80%	112,088	45%
4/1/2010 - 3/31/2011	9.88	0.34	0.19	0.53	(0.29)	—		(0.29)	10.12	1.22%	0.90%	4.29%	5.51%	86,066	92%
PF Inflation Managed Fund
4/1/2014 - 3/31/2015	$8.84	$0.06	$0.15	$0.21	($0.25)	$—		($0.25)	$8.80	0.68%	0.58%	0.68%	2.38%	$126,154	139%
4/1/2013 - 3/31/2014	9.73	0.07	(0.78)	(0.71)	(0.04)	(0.14)		(0.18)	8.84	0.64%	0.56%	0.83%	(7.40%)	185,765	36%
4/1/2012 - 3/31/2013	10.79	0.21	0.52	0.73	(0.51)	(1.28)		(1.79)	9.73	0.69%	0.58%	1.95%	6.79%	164,281	111%
4/1/2011 - 3/31/2012	10.53	0.31	0.85	1.16	(0.40)	(0.50)		(0.90)	10.79	0.67%	0.56%	2.83%	11.11%	287,956	372%
4/1/2010 - 3/31/2011	10.10	0.24	0.61	0.85	(0.21)	(0.21)		(0.42)	10.53	0.82%	0.64%	2.31%	8.56%	229,356	323%
PF Managed Bond Fund
4/1/2014 - 3/31/2015	$10.76	$0.15	$0.52	$0.67	($0.17)	($0.20)		($0.37)	$11.06	0.63%	0.55%	1.37%	6.32%	$643,882	578%
4/1/2013 - 3/31/2014	11.11	0.13	(0.27)	(0.14)	(0.15)	(0.06)		(0.21)	10.76	0.63%	0.55%	1.16%	(1.22%)	579,753	530%
4/1/2012 - 3/31/2013	10.86	0.20	0.55	0.75	(0.35)	(0.15)		(0.50)	11.11	0.66%	0.56%	1.75%	6.85%	565,285	495%
4/1/2011 - 3/31/2012	10.75	0.25	0.15	0.40	(0.29)	—		(0.29)	10.86	0.67%	0.55%	2.33%	4.02%	486,215	519%
4/1/2010 - 3/31/2011	10.75	0.24	0.43	0.67	(0.30)	(0.37)		(0.67)	10.75	0.82%	0.63%	2.16%	6.31%	378,982	502%
PF Short Duration Bond Fund
4/1/2014 - 3/31/2015	$10.05	$0.11	($0.02)	$0.09	($0.13)	$—		($0.13)	$10.01	0.64%	0.55%	1.11%	0.88%	$213,334	60%
4/1/2013 - 3/31/2014	10.12	0.10	(0.04)	0.06	(0.13)	—		(0.13)	10.05	0.64%	0.55%	1.02%	0.64%	229,189	43%
4/1/2012 - 3/31/2013	10.07	0.11	0.08	0.19	(0.14)	(0.00	)(6)	(0.14)	10.12	0.65%	0.55%	1.08%	1.86%	223,601	63%
4/1/2011 - 3/31/2012	10.04	0.11	0.05	0.16	(0.12)	(0.01)		(0.13)	10.07	0.68%	0.55%	1.14%	1.62%	155,368	150%
4/1/2010 - 3/31/2011	10.00	0.10	0.06	0.16	(0.08)	(0.04)		(0.12)	10.04	0.81%	0.64%	1.00%	1.57%	121,133	196%
PF Emerging Markets Debt Fund
4/1/2014 - 3/31/2015	$9.69	$0.50	($0.95)	($0.45)	($0.35)	$—		($0.35)	$8.89	1.08%	0.94%	5.20%	(4.73%)	$162,011	105%
4/1/2013 - 3/31/2014	10.53	0.47	(0.90)	(0.43)	(0.32)	(0.09)		(0.41)	9.69	1.06%	0.94%	4.71%	(3.92%)	130,516	116%
6/29/2012 - 3/31/2013	10.00	0.37	0.46	0.83	(0.27)	(0.03)		(0.30)	10.53	1.17%	0.94%	4.67%	8.24%	85,846	61%
PF Comstock Fund
4/1/2014 - 3/31/2015	$17.61	$0.22	$1.07	$1.29	($0.37)	($1.46)		($1.83)	$17.07	0.96%	0.89%	1.25%	7.22%	$269,705	21%
4/1/2013 - 3/31/2014	14.40	0.25	3.11	3.36	(0.15)	—		(0.15)	17.61	0.97%	0.89%	1.53%	23.36%	308,598	14%
4/1/2012 - 3/31/2013	12.47	0.19	1.91	2.10	(0.17)	—		(0.17)	14.40	0.97%	0.89%	1.51%	16.96%	261,671	35%
4/1/2011 - 3/31/2012	12.13	0.17	0.32	0.49	(0.15)	—		(0.15)	12.47	0.99%	0.89%	1.47%	4.22%	207,330	24%
4/1/2010 - 3/31/2011	10.69	0.13	1.41	1.54	(0.10)	—		(0.10)	12.13	1.13%	0.99%	1.16%	14.55%	166,465	31%
PF Growth Fund
4/1/2014 - 3/31/2015	$17.33	$0.05	$2.19	$2.24	($0.13)	($0.14)		($0.27)	$19.30	0.76%	0.70%	0.30%	12.96%	$147,893	39%
4/1/2013 - 3/31/2014	13.93	0.03	3.47	3.50	(0.10)	—		(0.10)	17.33	0.79%	0.70%	0.20%	25.15%	101,285	76%
4/1/2012 - 3/31/2013	13.12	0.08	0.90	0.98	(0.17)	—		(0.17)	13.93	0.86%	0.70%	0.63%	7.53%	48,611	72%
4/1/2011 - 3/31/2012	12.42	0.06	0.71	0.77	(0.07)	—		(0.07)	13.12	0.85%	0.70%	0.54%	6.26%	108,340	84%
4/1/2010 - 3/31/2011	11.21	0.07	1.14	1.21	—	—		—	12.42	0.95%	0.79%	0.58%	10.79%	115,576	83%
PF Large-Cap Growth Fund
4/1/2014 - 3/31/2015	$10.28	($0.02)	$1.51	$1.49	$—	($1.06)		($1.06)	$10.71	0.96%	0.86%	(0.16%)	14.84%	$199,138	100%
4/1/2013 - 3/31/2014	10.40	(0.01)	2.41	2.40	(0.02)	(2.50)		(2.52)	10.28	0.97%	0.84%	(0.06%)	23.58%	172,613	163%
4/1/2012 - 3/31/2013	10.30	0.03	0.70	0.73	—	(0.63)		(0.63)	10.40	0.99%	0.81%	0.31%	7.66%	142,398	131%
4/1/2011 - 3/31/2012	9.23	(0.02)	1.25	1.23	—	(0.16)		(0.16)	10.30	1.00%	0.88%	(0.26%)	13.65%	129,222	76%
4/1/2010 - 3/31/2011	7.71	(0.01)	1.53	1.52	—	—		—	9.23	1.12%	0.95%	(0.11%)	19.72%	99,101	102%

See Notes to Financial Statements	See explanation of references and symbol, if any, on page C-16

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year ended March 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
PF Large-Cap Value Fund
4/1/2014 - 3/31/2015	$16.71	$0.23	$1.36	$1.59	($0.38)	($1.46)	($1.84)	$16.46	0.86%	0.80%	1.37%	9.40%	$344,403	13%
4/1/2013 - 3/31/2014	13.96	0.36	2.62	2.98	(0.23)	—	(0.23)	16.71	0.86%	0.80%	2.33%	21.41%	380,372	13%
4/1/2012 - 3/31/2013	12.31	0.23	1.66	1.89	(0.24)	—	(0.24)	13.96	0.87%	0.80%	1.80%	15.54%	324,085	26%
4/1/2011 - 3/31/2012	11.59	0.22	0.71	0.93	(0.21)	—	(0.21)	12.31	0.89%	0.80%	1.96%	8.21%	262,917	20%
4/1/2010 - 3/31/2011	10.42	0.16	1.15	1.31	(0.14)	—	(0.14)	11.59	1.01%	0.89%	1.56%	12.69%	228,436	19%
PF Main Street Core Fund
4/1/2014 - 3/31/2015	$14.85	$0.16	$1.51	$1.67	($0.14)	($2.12)	($2.26)	$14.26	0.66%	0.60%	1.06%	11.36%	$270,813	46%
4/1/2013 - 3/31/2014	12.20	0.13	2.65	2.78	(0.13)	—	(0.13)	14.85	0.67%	0.60%	0.99%	22.84%	257,575	66%
4/1/2012 - 3/31/2013	11.26	0.14	0.96	1.10	(0.16)	—	(0.16)	12.20	0.68%	0.60%	1.21%	9.93%	212,428	60%
4/1/2011 - 3/31/2012	10.13	0.10	1.11	1.21	(0.08)	—	(0.08)	11.26	0.70%	0.60%	1.00%	12.12%	193,538	48%
4/1/2010 - 3/31/2011	9.00	0.09	1.10	1.19	(0.06)	—	(0.06)	10.13	0.83%	0.70%	0.93%	13.28%	157,890	58%
PF Mid-Cap Equity Fund
4/1/2014 - 3/31/2015	$12.84	$0.05	$0.80	$0.85	($0.03)	($1.51)	($1.54)	$12.15	0.86%	0.80%	0.40%	7.44%	$218,141	172%
4/1/2013 - 3/31/2014	11.00	0.04	2.84	2.88	(0.06)	(0.98)	(1.04)	12.84	0.87%	0.80%	0.36%	26.82%	171,357	114%
4/1/2012 - 3/31/2013	10.29	0.06	0.72	0.78	(0.07)	—	(0.07)	11.00	0.90%	0.80%	0.65%	7.63%	138,416	191%
4/1/2011 - 3/31/2012	10.46	0.05	(0.18)	(0.13)	(0.04)	—	(0.04)	10.29	0.89%	0.80%	0.51%	(1.17%)	165,168	102%
4/1/2010 - 3/31/2011	8.66	0.08	1.79	1.87	(0.07)	—	(0.07)	10.46	1.02%	0.89%	0.87%	21.70%	135,755	87%
PF Mid-Cap Growth Fund
4/1/2014 - 3/31/2015	$8.17	$0.01	$0.92	$0.93	($0.01)	($0.38)	($0.39)	$8.71	0.91%	0.80%	0.08%	11.57%	$85,989	35%
4/1/2013 - 3/31/2014	8.58	(0.01)	1.93	1.92	(0.01)	(2.32)	(2.33)	8.17	0.93%	0.83%	(0.09%)	23.39%	90,804	135%
4/1/2012 - 3/31/2013	8.87	0.05	(0.03)	0.02	(0.02)	(0.29)	(0.31)	8.58	1.00%	0.85%	0.60%	0.61%	61,557	48%
4/1/2011 - 3/31/2012	10.28	(0.02)	(0.28)	(0.30)	(0.05)	(1.06)	(1.11)	8.87	0.98%	0.85%	(0.21%)	(1.08%)	73,586	27%
4/1/2010 - 3/31/2011	8.41	0.02	2.83	2.85	(0.02)	(0.96)	(0.98)	10.28	1.17%	0.95%	0.24%	35.16%	64,476	44%
PF Small-Cap Growth Fund
4/1/2014 - 3/31/2015	$15.54	($0.05)	$1.20	$1.15	$—	($1.89)	($1.89)	$14.80	0.82%	0.75%	(0.35%)	8.36%	$83,731	264%
4/1/2013 - 3/31/2014	13.29	(0.04)	2.67	2.63	(0.02)	(0.36)	(0.38)	15.54	0.83%	0.75%	(0.28%)	19.90%	59,921	84%
4/1/2012 - 3/31/2013	11.86	0.03	1.40	1.43	—	—	—	13.29	0.90%	0.75%	0.21%	12.06%	50,898	92%
4/1/2011 - 3/31/2012	11.90	(0.03)	(0.01)	(0.04)	—	—	—	11.86	0.93%	0.75%	(0.31%)	(0.34%)	36,370	67%
4/1/2010 - 3/31/2011	9.41	(0.06)	2.55	2.49	—	—	—	11.90	1.11%	0.84%	(0.63%)	26.46%	32,355	86%
PF Small-Cap Value Fund
4/1/2014 - 3/31/2015	$13.55	$0.07	$1.17	$1.24	($0.14)	($4.20)	($4.34)	$10.45	0.96%	0.90%	0.55%	11.55%	$145,801	140%
4/1/2013 - 3/31/2014	12.15	0.20	1.98	2.18	(0.16)	(0.62)	(0.78)	13.55	0.97%	0.90%	1.52%	18.13%	147,702	41%
4/1/2012 - 3/31/2013	10.58	0.22	1.52	1.74	(0.17)	—	(0.17)	12.15	1.00%	0.90%	2.08%	16.72%	125,647	38%
4/1/2011 - 3/31/2012	10.60	0.16	(0.05)	0.11	(0.13)	—	(0.13)	10.58	1.02%	0.90%	1.59%	1.19%	86,152	21%
4/1/2010 - 3/31/2011	8.57	0.16	1.98	2.14	(0.11)	—	(0.11)	10.60	1.13%	0.97%	1.71%	25.11%	76,247	31%
PF Real Estate Fund
4/1/2014 - 3/31/2015	$14.19	$0.22	$3.11	$3.33	($0.31)	($0.34)	($0.65)	$16.87	1.11%	1.05%	1.41%	23.69%	$49,486	34%
4/1/2013 - 3/31/2014	13.67	0.21	0.54	0.75	(0.23)	—	(0.23)	14.19	1.12%	1.05%	1.52%	5.61%	73,828	18%
4/1/2012 - 3/31/2013	12.59	0.17	1.08	1.25	(0.17)	—	(0.17)	13.67	1.16%	1.05%	1.35%	9.98%	60,138	23%
4/1/2011 - 3/31/2012	11.46	0.13	1.08	1.21	(0.08)	—	(0.08)	12.59	1.18%	1.05%	1.13%	10.62%	52,679	24%
4/1/2010 - 3/31/2011	9.24	0.08	2.23	2.31	(0.09)	—	(0.09)	11.46	1.34%	1.14%	0.77%	25.16%	41,860	32%
PF Emerging Markets Fund
4/1/2014 - 3/31/2015	$14.75	$0.12	($0.71)	($0.59)	($0.19)	($0.39)	($0.58)	$13.58	1.23%	0.95%	0.81%	(4.15%)	$138,242	40%
4/1/2013 - 3/31/2014	14.22	0.09	0.83	0.92	(0.10)	(0.29)	(0.39)	14.75	1.27%	0.95%	0.59%	6.43%	153,333	31%
4/1/2012 - 3/31/2013	13.55	0.08	0.68	0.76	(0.09)	—	(0.09)	14.22	1.36%	0.95%	0.62%	5.60%	110,810	40%
4/1/2011 - 3/31/2012	14.68	0.14	(0.95)	(0.81)	(0.07)	(0.25)	(0.32)	13.55	1.49%	0.95%	1.09%	(5.15%)	85,483	30%
4/1/2010 - 3/31/2011	12.19	0.11	2.64	2.75	(0.26)	—	(0.26)	14.68	1.56%	1.04%	0.80%	22.53%	64,270	46%

See Notes to Financial Statements	See explanation of references and symbol, if any, on page C-16

PACIFIC FUNDS**

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

	Selected Per Share Data										Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF International Large-Cap Fund
4/1/2014 - 3/31/2015	$18.46	$0.29	$0.01	$0.30	($0.26)		$—	($0.26)		$18.50	1.10%	1.00%	1.56%	1.70%	$220,898	41%
4/1/2013 - 3/31/2014	16.48	0.22	1.97	2.19	(0.21)		—	(0.21)		18.46	1.10%	1.00%	1.23%	13.28%	240,522	14%
4/1/2012 - 3/31/2013	15.12	0.23	1.40	1.63	(0.27)		—	(0.27)		16.48	1.13%	1.00%	1.55%	10.88%	198,963	28%
4/1/2011 - 3/31/2012	15.37	0.22	(0.30)	(0.08)	(0.17)		—	(0.17)		15.12	1.17%	1.00%	1.52%	(0.32%)	203,944	24%
4/1/2010 - 3/31/2011	13.83	0.16	1.52	1.68	(0.14)		—	(0.14)		15.37	1.30%	1.09%	1.16%	12.36%	138,033	34%
PF International Small-Cap Fund (7)
1/14/2015 - 3/31/2015	$10.00	$0.03	$0.66	$0.69	$—		$—	$—		$10.69	1.24%	1.08%	1.34%	6.90%	$127,493	8%
PF International Value Fund
4/1/2014 - 3/31/2015	$10.33	$0.22	($0.65)	($0.43)	($0.39)		$—	($0.39)		$9.51	0.91%	0.80%	2.19%	(4.07%)	$142,653	87%
4/1/2013 - 3/31/2014	9.10	0.39	1.08	1.47	(0.24)		—	(0.24)		10.33	0.91%	0.80%	3.89%	16.15%	176,541	54%
4/1/2012 - 3/31/2013	8.62	0.20	0.51	0.71	(0.23)		—	(0.23)		9.10	0.94%	0.80%	2.30%	8.26%	146,550	66%
4/1/2011 - 3/31/2012	9.51	0.26	(0.89)	(0.63)	(0.26)		—	(0.26)		8.62	1.02%	0.80%	3.06%	(6.20%)	111,119	63%
4/1/2010 - 3/31/2011	9.19	0.18	0.35	0.53	(0.21)		—	(0.21)		9.51	1.14%	0.90%	2.01%	5.99%	90,242	150%
PF Currency Strategies Fund
4/1/2014 - 3/31/2015	$9.41	($0.07)	$0.79	$0.72	($0.21)		$—	($0.21)		$9.92	0.86%	0.86%	(0.76%)	7.69%	$187,572	141%
4/1/2013 - 3/31/2014	10.32	(0.07)	(0.52)	(0.59)	(0.32)		—	(0.32)		9.41	0.89%	0.85%	(0.68%)	(5.98%)	131,023	49%
12/7/2012 - 3/31/2013	10.00	(0.02)	0.34	0.32	—		—	—		10.32	0.94%	0.85%	(0.69%)	3.20%	118,643	49%
PF Global Absolute Return Fund
4/1/2014 - 3/31/2015	$9.69	$0.48	$0.39	$0.87	($0.53)		$—	($0.53)		$10.03	1.21%	1.10%	4.82%	9.13%	$177,656	132%
4/1/2013 - 3/31/2014	10.19	0.36	(0.65)	(0.29)	(0.20)		(0.01)	(0.21)		9.69	1.36%	1.18%	3.64%	(2.80%)	198,360	115%
12/7/2012 - 3/31/2013	10.00	0.07	0.13	0.20	(0.01)		—	(0.01)		10.19	1.20%	1.06%	2.25%	1.96%	171,925	38%
PF Precious Metals Fund
4/1/2014 - 3/31/2015	$5.72	($0.01)	($1.21)	($1.22)	$—		$—	$—		$4.50	0.99%	0.90%	(0.16%)	(21.33%)	$39,992	51%
4/1/2013 - 3/31/2014	8.22	0.02	(2.49)	(2.47)	(0.03)		—	(0.03)		5.72	0.99%	0.88%	0.30%	(29.98%)	84,402	12%
12/7/2012 - 3/31/2013	10.00	0.01	(1.79)	(1.78)	(0.00	)(6)	—	(0.00	)(6)	8.22	1.12%	0.88%	0.31%	(17.79%)	65,951	3%

**	See Note 1 in Notes to Financial Statements regarding name changes that occurred during the year ended March 31, 2015.
(1)	All the funds presented in these financial statements currently offer Class P shares only. Effective July 2, 2010, all Class A shares of those funds that commenced operations prior to that date were converted to Class P shares. Performance information prior to the conversion for these funds pertains to Class A shares and reflects the fees and expenses associated with that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements as discussed in Note 6 and Note 7B, respectively, in Notes to the Financial Statements.
(5)	The total returns include reinvestment of all dividends and capital gains distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Amount represents less than $0.005 per share.
(7)	PF International Small-Cap Fund commenced operations on January 14, 2015.

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Funds Series Trust (formerly Pacific Life Funds) (which may be referred to as “Pacific Funds” or the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of March 31, 2015, the Trust was comprised of thirty-four separate funds, twenty-two of which are presented in these financial statements (each individually, a “Fund”, and collectively the “Funds”):

Current Name*	Former Name
PF Floating Rate Loan Fund	PL Floating Rate Loan Fund
PF Inflation Managed Fund	PL Inflation Managed Fund
PF Managed Bond Fund	PL Managed Bond Fund
PF Short Duration Bond Fund	PL Short Duration Bond Fund
PF Emerging Markets Debt Fund	PL Emerging Markets Debt Fund
PF Comstock Fund	PL Comstock Fund
PF Growth Fund	PL Growth Fund
PF Large-Cap Growth Fund	PL Large-Cap Growth Fund
PF Large-Cap Value Fund	PL Large-Cap Value Fund
PF Main Street® Core Fund	PL Main Street® Core Fund
PF Mid-Cap Equity Fund	PL Mid-Cap Equity Fund
PF Mid-Cap Growth Fund	PL Mid-Cap Growth Fund
PF Small-Cap Growth Fund	PL Small-Cap Growth Fund
PF Small-Cap Value Fund	PL Small-Cap Value Fund
PF Real Estate Fund	PL Real Estate Fund
PF Emerging Markets Fund	PL Emerging Markets Fund
PF International Large-Cap Fund	PL International Large-Cap Fund
PF International Small-Cap Fund (commenced operations January 14, 2015)
PF International Value Fund	PL International Value Fund
PF Currency Strategies Fund	PL Currency Strategies Fund
PF Global Absolute Return Fund	PL Global Absolute Return Fund
PF Precious Metals Fund	PL Precious Metals Fund

*	These Funds are collectively known as the “PF Underlying Funds.”

The PF Underlying Funds offer Class P shares only, which are sold at Net Asset Value (“NAV”). Presently, only the following Funds, the Adviser, and certain of its affiliates can invest in Class P shares of the PF Underlying Funds, Pacific FundsSM Floating Rate Income (formerly named PL Floating Rate Income Fund), and Pacific FundsSM High Income (formerly named PL High Income Fund).

Current Name	Former Name
Pacific FundsSM Portfolio Optimization Conservative**	PL Portfolio Optimization Conservative Fund
Pacific FundsSM Portfolio Optimization Moderate-Conservative**	PL Portfolio Optimization Moderate-Conservative Fund
Pacific FundsSM Portfolio Optimization Moderate**	PL Portfolio Optimization Moderate Fund
Pacific FundsSM Portfolio Optimization Growth**	PL Portfolio Optimization Moderate-Aggressive Fund
Pacific FundsSM Portfolio Optimization Aggressive-Growth**	PL Portfolio Optimization Aggressive Fund
Pacific FundsSM Diversified Alternatives	PL Diversified Alternatives Fund

**	These Funds are collectively known as the “Portfolio Optimization Funds.”

There is a separate annual report containing the financial statements for the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Floating Rate Income, and Pacific Funds High Income, which is available without charge. For information on how to obtain the annual report for the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Floating Rate Income, and Pacific Funds High Income, see the Where to Go for More information section of this report on page F-21.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund presented in these financial statements distributes all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as Fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that changes the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. The amendments also require two new disclosures. The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. This ASU is effective for interim and annual reporting periods beginning on or after December 15, 2014. Management is currently evaluating the impact that the implementation of this ASU will have on the Trust’s financial statement disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments. Each valuation committee that values the Funds’ investments, which includes using third party pricing services, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund of the Trust presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust uses the official closing price or last reported sale price from an exchange as of the time of the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no official closing price or last reported sales price are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options, and Swaps

Exchange traded futures, options, and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options, and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodologies approved pursuant to the Valuation Policy.

Investments in other Investment Companies

Fund investments in other investment companies are valued at their respect NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices for initial public offerings, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC, or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each Fund’s investments are characterized. The VOC includes investment, legal, and compliance members of the Trust’s Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. The Trust also discloses the amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2015 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are actively traded on securities exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to exchange listed option contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are categorized as Level 2.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High Yield or “junk” securities may be more volatile than higher rated securities. High yield securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

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Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s termination or tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt securities. The negative impact on debt investments from resulting rate increases for that and other reasons could be swift and significant, including declining market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2015, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass- through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Trust to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

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SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of each Fund’s shares. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed- delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that a Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate

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liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to a Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the fund manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increases a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the fund manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to

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manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest rate risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to- market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on

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the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the Funds entered into futures contracts for the following reasons: The PF Inflation Managed Fund used futures to manage interest rate risk and yield curve exposures, to capture relative value opportunities, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Managed Bond Fund used futures contracts to manage interest rate risk and yield curve exposures, to manage foreign currency exposure, as a substitute for cash bond exposure, for purposes of liquidity, and to manage duration and currency exposure. The PF Short Duration Bond Fund entered into interest rate futures to manage duration. The PF Small-Cap Value Fund entered into futures contracts to maintain full exposure to the equity markets. The PF International Large-Cap, PF International Small-Cap, and PF International Value Funds utilized futures to gain market exposure with the cash generated during PLFA’s allocation of assets related to the Portfolio Optimization Funds. The PF Global Absolute Return Fund entered into futures contracts to manage duration and interest rate risk, to maintain full exposure to the equity markets, to manage exposure to various securities markets, to provide daily liquidity for the Fund’s inflows and outflows, and as a part of the Fund’s investment strategy.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the Funds entered into option contracts for the following reasons: The PF Inflation Managed and PF Managed Bond Funds wrote and purchased options and swaptions on futures, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility, to generate income, to manage interest rate risk and yield curve exposures, and to capture relative value opportunities. Both Funds also wrote inflation caps and floors to hedge duration. The PF Mid-Cap Growth Fund purchased and wrote options to establish, increase or gain exposure to an underlying security, to generate income, and to hedge market risk on equity investments. The PF Global Absolute Return Fund purchased and wrote options for purposes of risk management to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the Funds entered into Forward Contracts for the following reasons: The PF Inflation Managed and PF Managed Bond Funds entered into Forward Contracts in connection with settling planned purchases or sales of investments, to hedge the currency exposure associated with some or all of the Funds’ investments, to manage interest rate risk and yield curve exposures, to capture relative value opportunities, or as part of these Funds’ investment strategy. The PF Short Duration Bond Fund entered into Forward Contracts to manage base currency exposure. The PF Emerging Markets Debt Fund entered into Forward Contracts to gain exposure to various currency markets. The PF Comstock Fund entered into Forward Contracts for risk management purposes to mitigate currency risk and isolate securities selection as the primary driver of performance. The PF Large-Cap Growth Fund entered into Forward Contracts to hedge against a specific security or investment, and to establish or hedge exposure away from foreign currencies. The PF International Value Fund entered into Forward Contracts for risk management purposes to manage currency deviations relative to the benchmark. The PF Currency Strategies Fund purchased and sold non-deliverable Forward Contracts to gain or increase exposure to various currencies (both long and short positions) for

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NOTES TO FINANCIAL STATEMENTS (Continued)

hedging purposes to protect the Fund’s returns against adverse currency movements and as a part of the Fund’s investment strategy. The PF Global Absolute Return Fund entered into Forward Contracts to hedge against currency exposure associated with the Fund’s investments, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to increase returns, and as a substitute for securities.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the Funds entered into interest rate swap agreements for the following reasons: The PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The PF Emerging Markets Debt Fund entered into interest rate swaps to gain exposure to various markets. The PF Global Absolute Return Fund entered into interest rate swaps for hedging purposes to manage interest rate risk, to gain or mitigate currency exposure and exposure to various securities markets, and to increase returns.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to

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NOTES TO FINANCIAL STATEMENTS (Continued)

the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2015 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the Funds entered into credit default swap agreements for the following reasons: The PF Inflation Managed Fund entered into credit default swaps on credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade sector. The PF Managed Bond Fund entered into credit default swaps on credit indices to manage exposure to and within the credit sector, to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging markets sectors. The PF

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Global Absolute Return Fund entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities or to a specific debt security or basket of debt securities, and to increase returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the Funds entered into total return swaps for the following reasons: The PF Emerging Markets Debt Fund entered into total return swaps to gain exposure to the various markets. The PF Global Absolute Return Fund entered into total return swaps to gain currency exposure in various markets, to increase or decrease credit exposure to individual issuers of debt securities, to increase or decrease credit exposure to a specific debt security or basket of debt securities, and to increase returns.

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

During the reporting period, the PF Inflation Managed Fund used volatility swaps to tactically increase returns by taking small positions on the volatility of currencies.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Investments, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin	Payable: Variation margin
Interest rate contracts	Swap agreements, at value	Swap agreements, at value
	Forward bonds appreciation	Forward bonds depreciation
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation
	Swap agreements, at value	Swap agreements, at value

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2015:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2015	Credit Contracts		Equity Contracts		Foreign Currency Contracts		Interest Rate Contracts
PF Inflation Managed	$1,454,252	$10,644		$—		$1,168,724		$274,884	*
PF Managed Bond	4,748,126	787,931	*	—		1,934,997	*	2,025,198	*
PF Short Duration Bond	38,753	—		—		38,753		—
PF Emerging Markets Debt	4,650,740	—		—		1,349,235		3,301,505
PF Comstock	47,713	—		—		47,713		—
PF International Value	930,742	—		7,800	*	922,942		—
PF Currency Strategies	11,257,347	—		—		11,257,347		—
PF Global Absolute Return	29,286,009	4,621,237		919,279	*	21,221,241		2,524,252	*

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2015	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($1,690,604)	($40,251)	$—		($405,138)	($1,245,215	)*
PF Managed Bond	(6,012,197)	(776,974)*	—		(623,249)*	(4,611,974	)*
PF Short Duration Bond	(18,003)	—	—		(9,422)	(8,581	)*
PF Emerging Markets Debt	(1,669,056)	—	—		(1,557,311)	(111,745)
PF Comstock	(418,707)	—	—		(418,707)	—
PF Mid-Cap Growth	(33,736)	—	(33,736)		—	—
PF International Value	(725,002)	—	(18,414	)*	(706,588)	—
PF Currency Strategies	(10,418,381)	—	—		(10,418,381)	—
PF Global Absolute Return	(18,191,980)	(1,114,413)	(899,639	)*	(13,453,002)	(2,724,926	)*

*	Includes cumulative appreciation and depreciation of futures contracts and centrally cleared options and swaps as reported in the Notes to Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contract transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on forward bonds
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the year ended March 31, 2015:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$1,702,157	$193,648	$—	$4,978,803	($3,470,294)
PF Managed Bond	22,162,178	824,171	—	10,911,001	10,427,006
PF Short Duration Bond	(98,267)	—	—	(31,788)	(66,479)
PF Emerging Markets Debt	(1,331,555)	—	—	(1,569,236)	237,681
PF Comstock	4,582,583	—	—	4,582,583	—
PF Large-Cap Growth	(11,973)	—	—	(11,973)	—
PF Mid-Cap Growth	(217,028)	—	(217,028)	—	—
PF Small-Cap Value	(26,949)	—	(26,949)	—	—
PF International Large-Cap	(292,389)	—	(292,389)	—	—
PF International Small-Cap	406,477	—	406,477	—	—
PF International Value	1,178,830	—	32,260	1,146,570	—
PF Currency Strategies	15,349,834	—	—	15,349,834	—
PF Global Absolute Return	9,620,792	(514,775)	—	12,473,361	(2,337,794)

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$1,534,107	($46,236)	$—	$786,003	$794,340
PF Managed Bond	(752,250)	(678,358)	—	1,030,704	(1,104,596)
PF Short Duration Bond	15,253	—	—	29,331	(14,078)
PF Emerging Markets Debt	(647,511)	—	—	(423,777)	(223,734)
PF Comstock	(220,429)	—	—	(220,429)	—
PF Large-Cap Growth	(28,895)	—	—	(28,895)	—
PF Mid-Cap Growth	(4,891)	—	(4,891)	—	—
PF International Value	(431,859)	—	(10,614)	(421,245)	—
PF Currency Strategies	6,006,497	—	—	6,006,497	—
PF Global Absolute Return	7,821,631	668,213	252,786	7,752,658	(852,026)

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

	Average Values of Derivative Investments By Risk Exposure for the Year Ended March 31, 2015
Fund	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$49,338	$—	$497,603	($957,818)
PF Managed Bond	886,817	—	1,322,183	(390,033)
PF Short Duration Bond	—	—	(2,581)	(728)
PF Emerging Markets Debt	—	—	(236,790)	2,643,256
PF Comstock	—	—	(10,422)	—
PF Large-Cap Growth	—	—	14,579	—
PF Mid-Cap Growth	—	14	—	—
PF International Value	—	6,606	182,862	—
PF Currency Strategies	—	—	(491,492)	—
PF Global Absolute Return	3,141,018	(93,011)	5,455,465	(47,937)

The Average Values of Derivative Investments By Risk Exposure table shown above, and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of financial derivative activity for each applicable Fund for the year ended March 31, 2015.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of March 31, 2015:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets					Liabilities
PF Inflation Managed
Swaps	$65,902	($28,975)	($27,211)	$9,716	($42,263)	$28,975	$—	($13,288)
Options	104,504	(104,504)	—	—	(209,788)	104,504	—	(105,284)
Foreign currency contracts	1,168,709	(261,481)	(353,789)	553,439	(356,246)	261,481	—	(94,765)
Reverse repurchase agreements					(2,983,375)	—	2,983,375	—
Sale-buyback financing					(28,166,940)	28,166,940	—	—
PF Managed Bond
Swaps	458,886	(240,475)	(154,217)	64,194	(742,943)	240,475	56,902	(445,566)
Options	100,340	(93,134)	(4,599)	2,607	(122,760)	93,134	3,355	(26,271)
Foreign currency contracts	1,715,959	(420,509)	(826,708)	468,742	(590,639)	420,509	19,266	(150,864)
Reverse repurchase agreements					(617,500)	—	608,031	(9,469)
Sale-buyback financing					(6,093,639)	6,080,312	—	(13,327)
PF Short Duration Bond
Foreign currency contracts	38,753	(8,478)	—	30,275	(9,422)	8,478	—	(944)
PF Emerging Markets Debt
Swaps	3,301,505	(47,794)	—	3,253,711	(111,745)	47,794	—	(63,951)
Foreign currency contracts	1,349,235	(931,344)	—	417,891	(1,557,311)	931,344	140,236	(485,731)
PF Comstock
Foreign currency contracts	47,713	(47,713)	—	—	(418,707)	47,713	—	(370,994)
PF Mid-Cap Growth
Options	—	—	—	—	(33,736)	—	—	(33,736)
PF International Value
Foreign currency contracts	922,942	(194,276)	—	728,666	(706,588)	194,276	—	(512,312)
PF Currency Strategies
Foreign currency contracts	11,257,347	(7,797,817)	(2,798,226)	661,304	(10,418,381)	7,797,817	—	(2,620,564)
PF Global Absolute Return
Swaps	9,512,266	(2,431,623)	(5,248,618)	1,832,025	(2,691,726)	2,431,623	—	(260,103)
Options	11,820,442	(10,439,824)	(1,023,401)	357,217	(10,439,824)	10,439,824	—	—
Foreign currency contracts	6,932,879	(3,265,301)	(2,718,640)	948,938	(3,841,042)	3,265,301	—	(575,741)
Forward bonds					(52,646)	—	—	(52,646)
Reverse repurchase agreements					(1,711,900)	—	1,711,900	—

As of March 31, 2015, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements, except for the PF Global Absolute Return Fund, exceeded the value of the repurchase agreements as of March 31, 2015. For the PF Global Absolute Return Fund (see page B-85), the value of the related collateral (Spain Government) of $1,051,670 held by the Fund for a repurchase agreement (JPMorgan Chase & Co), which was entered into by the Fund for the purpose of selling a security short, exceeded 95% of the value of the repurchase price of the repurchase agreement ($1,080,624) as of March 31, 2015. As discussed in Note 4 on page D-8, in the case of a repurchase agreement entered into by a Fund for the purposes of selling a security short, the value of the collateral delivered to a Fund must be equal to or exceed 95% of the value of the repurchase price during the term of the repurchase agreement.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (‘‘Pacific Life”), serves as Adviser to the Trust. For the PF Underlying Funds, PLFA has retained other investment management firms to sub-advise each Fund, as

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

discussed later in this section. PLFA receives investment advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PF Floating Rate Loan (1)	0.75%	PF Large-Cap Value	0.65%	PF International Large-Cap	0.85%
PF Inflation Managed (1)	0.40%	PF Main Street Core	0.45%	PF International Small-Cap (1)	0.85%
PF Managed Bond	0.40%	PF Mid-Cap Equity	0.65%	PF International Value	0.65%
PF Short Duration Bond	0.40%	PF Mid-Cap Growth (1)	0.70%	PF Currency Strategies	0.65%
PF Emerging Markets Debt	0.785%	PF Small-Cap Growth	0.60%	PF Global Absolute Return	0.80%
PF Comstock (1)	0.75%	PF Small-Cap Value	0.75%	PF Precious Metals (1)	0.75%
PF Growth	0.55%	PF Real Estate	0.90%
PF Large-Cap Growth (1)	0.75%	PF Emerging Markets	0.80%

(1)	PLFA agreed to waive 0.10%, 0.015%, 0.045%, 0.05%, and 0.07% of its advisory fee through July 31, 2015 for the PF Floating Rate Loan, PF Comstock, PF Large-Cap Growth, PF Mid-Cap Growth, and PF Precious Metals Funds, respectively. PLFA agreed to waive 0.02% of its advisory fee through July 31, 2016 for the PF Inflation Managed and PF International Small-Cap Funds. The agreements will terminate if the investment advisory agreement is terminated or upon approval by the Board and prior written notice to the Adviser. There is no guarantee that PLFA will continue such waivers after those dates.

Pursuant to Fund Management Agreements, as of March 31, 2015, the Trust and PLFA engage various investment management firms under PLFA’s supervision for the PF Underlying Funds. As of March 31, 2015, the following firms serve as sub-advisers for their respective Fund(s): Eaton Vance Investment Managers for the PF Floating Rate Loan and PF Global Absolute Return Funds; Pacific Investment Management Company LLC and Western Asset Management Company (co-sub-advisers) for the PF Inflation Managed and PF Managed Bond Funds; T. Rowe Price Associates, Inc. for the PF Short Duration Bond Fund; Ashmore Investment Management Limited for the PF Emerging Markets Debt Fund; Invesco Advisers, Inc. for the PF Comstock Fund; MFS Investment Management for the PF Growth and PF International Large-Cap Funds; BlackRock Investment Management, LLC for the PF Large-Cap Growth Fund; ClearBridge Investments, LLC for the PF Large-Cap Value Fund; OppenheimerFunds, Inc. for the PF Main Street Core and PF Emerging Markets Funds; Scout Investments, Inc. for the PF Mid- Cap Equity Fund; Ivy Investment Management Company for the PF Mid-Cap Growth Fund; Lord, Abbett & Co. LLC for the PF Small-Cap Growth Fund; AllianceBernstein L.P. for the PF Small-Cap Value Fund; Morgan Stanley Investment Management Inc. for the PF Real Estate Fund; QS Batterymarch Financial Management, Inc. for the PF International Small-Cap Fund; J.P. Morgan Investment Management Inc. for the PF International Value Fund; Macro Currency Group and UBS Global Asset Management (Americas) Inc. (co-sub-advisers) for the PF Currency Strategies Fund; and Wells Capital Management Incorporated for the PF Precious Metals Fund. PLFA, as Adviser to each Fund of the Trust, pays the related management fees to these sub-advisers as compensation for their sub-advisory services provided to their respective Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust paid the Administrator an administration fee at an annual rate of 0.15% for each of the PF Underlying Funds. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust) to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Class P shares of the PF Underlying Funds presented in these financial statements are not subject to a distribution and/or service fee.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended March 31, 2015 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2015 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses;

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees, if any; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The current expense cap for the PF Underlying Funds, except the PF international Small-Cap, PF Currency Strategies, PF Global Absolute Return, and PF Precious Metals Funds, is 0.15% through July 31, 2016 and 0.30% thereafter through July 31, 2022. The expense cap for the PF International Small-Cap Fund is 0.25% through December 31, 2015. The expense cap for the PF Currency Strategies, PF Global Absolute Return, and PF Precious Metals Funds was 0.20% through July 31, 2014 and is currently 0.25% through July 31, 2016. There is no guarantee that PLFA will continue to cap expenses upon the expiration of the applicable expense limitation agreements.

Any expense reimbursements are subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent that the recoupment would not cause the Fund to exceed the expense cap that was in effect at the time of the reimbursement. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements during the year ended March 31, 2015.

The Adviser’s expense reimbursement and the advisory fee waiver, if any, of each of the applicable Funds presented in these financial statements for the year March 31, 2015 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of March 31, 2015 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2015 that are subject to recoupment by PLFA from each Fund presented in these financial statements are as follows:

	Expiration Date
Fund	3/31/2016	3/31/2017	3/31/2018
PF Floating Rate Loan	$138,319	$145,911	$159,103
PF Inflation Managed	210,150	147,422	150,774
PF Managed Bond	511,150	474,658	512,975
PF Short Duration Bond	200,776	214,263	214,257
PF Emerging Markets Debt	149,277	136,611	219,179
PF Comstock	179,416	188,193	174,160
PF Growth	95,666	66,117	81,452
PF Large-Cap Growth	120,927	108,743	113,036
PF Large-Cap Value	217,662	225,998	211,881
PF Main Street Core	167,926	158,976	154,305
PF Mid-Cap Equity	137,581	101,037	116,418
PF Mid-Cap Growth	95,060	60,241	53,935
PF Small-Cap Growth	63,952	45,628	50,330
PF Small-Cap Value	101,068	99,142	90,161
PF Real Estate	60,947	42,886	40,632
PF Emerging Markets	408,692	425,076	445,820
PF International Large-Cap	257,028	225,808	253,588
PF International Small-Cap			37,089
PF International Value	187,506	180,640	182,705
PF Currency Strategies	31,042	49,987	4,400
PF Global Absolute Return	68,978	319,375	210,688
PF Precious Metals	33,601	33,735	9,648

	$3,436,724	$3,450,447	$3,486,536

C. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and/or Pacific Funds High Income, and/or Class P shares of the PF Underlying Funds. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2015, such expenses were increased by $3,082 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2015, the total amount in the DCP Liability accounts was $44,669 for all applicable Funds presented in these financial statements.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

D. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

E. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2015, the PF Global Absolute Return Fund had an unfunded loan commitment of $90,020 (see details in the Notes to Schedule of Investments).

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended March 31, 2015, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PF Floating Rate Loan	$—	$—	$89,222,236	$82,893,301
PF Inflation Managed	210,949,031	231,934,530	28,130,127	30,866,822
PF Managed Bond	3,015,013,231	3,170,955,035	425,052,552	275,366,180
PF Short Duration Bond	44,170,560	49,506,331	89,772,366	94,042,563
PF Emerging Markets Debt	—	—	174,862,088	133,918,835
PF Comstock	—	—	58,693,417	112,733,838
PF Growth	—	—	79,267,435	48,573,474
PF Large-Cap Growth	—	—	188,111,434	183,811,313
PF Large-Cap Value	—	—	47,423,740	106,257,648
PF Main Street Core	—	—	117,853,021	133,237,792
PF Mid-Cap Equity	—	—	356,119,049	323,180,668
PF Mid-Cap Growth	—	—	29,903,111	44,002,133
PF Small-Cap Growth	—	—	200,411,974	184,980,421
PF Small-Cap Value	—	—	195,396,737	204,998,620
PF Real Estate	—	—	20,412,896	53,168,932
PF Emerging Markets	—	—	58,521,694	62,454,450
PF International Large-Cap	—	—	99,793,767	114,826,643
PF International Small-Cap	—	—	124,516,058	7,192,440
PF International Value	—	—	141,546,546	161,799,342
PF Currency Strategies	—	16,519,375	16,510,692	25,609,946
PF Global Absolute Return	43,029,313	43,495,765	167,684,726	143,003,876
PF Precious Metals	—	—	27,587,586	66,425,115

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2015, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for sale-buyback financing transactions, futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2015:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferral
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PF Floating Rate Loan	($1,308,857)	$1,135,851	$—	$—	$—	$—	$—
PF Inflation Managed	(4,319,485)	—	—	26,353	—	—	26,353
PF Managed Bond	—	10,217,524	4,606,718	—	—	—	—
PF Short Duration Bond	(1,449,748)	362,742	—	—	—	—	—
PF Emerging Markets Debt	(3,864,326)	—	—	2,876,604	—	—	2,876,604
PF Comstock	—	3,510,782	12,100,220	—	—	—	—
PF Growth	—	—	474,198	—	—	—	—
PF Large-Cap Growth	—	—	10,226,878	125,361	717,919	—	843,280
PF Large-Cap Value	—	1,472,537	6,774,779	—	—	—	—
PF Main Street Core	—	1,663,653	11,965,948	—	—	—	—
PF Mid-Cap Equity	—	410,785	5,635,134	—	—	—	—
PF Mid-Cap Growth	—	995,471	1,563,635	—	—	—	—
PF Small-Cap Growth	—	—	1,452,396	—	—	—	—
PF Small-Cap Value	—	814,372	537,129	—	—	—	—
PF Real Estate	—	—	3,736,141	—	—	—	—
PF Emerging Markets	—	849,552	—	—	1,575,487	—	1,575,487
PF International Large-Cap	(5,151,117)	1,837,377	—	—	—	—	—
PF International Small-Cap	—	2,087,295	40,950	—	—	—	—
PF International Value	(44,175,460)	1,170,057	—	—	—	—	—
PF Currency Strategies	(5,937)	2,681,451	—	—	—	—	—
PF Global Absolute Return	(2,014,962)	11,761,492	—	—	—	—	—
PF Precious Metals	(26,823,805)	—	—	—	—	—	—

Accumulated capital losses represent net capital loss carryovers as of March 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2015 and capital loss carryover from prior years utilized during the year ended March 31, 2015:

	Net Capital Loss Carryover Expiring In			Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2015
Fund	2017	2018	2019	Short-Term	Long-Term
PF Floating Rate Loan	$—	$—	$—	($363,201)	($945,656)	($1,308,857)	$—
PF Inflation Managed	—	—	—	—	(4,319,485)	(4,319,485)	—
PF Short Duration Bond	—	—	—	(830,548)	(619,200)	(1,449,748)	—
PF Emerging Markets Debt	—	—	—	(2,149,196)	(1,715,130)	(3,864,326)	—
PF Comstock	—	—	—	—	—	—	2,589,476
PF Growth	—	—	—	—	—	—	64,515
PF Real Estate	—	—	—	—	—	—	5,601,478
PF International Large-Cap	—	(2,498,954)	(2,652,163)	—	—	(5,151,117)	3,329,854
PF International Value	(5,634,042)	(38,541,418)	—	—	—	(44,175,460)	2,549,353
PF Currency Strategies	—	—	—	(5,937)	—	(5,937)	—
PF Global Absolute Return	—	—	—	(188,154)	(1,826,808)	(2,014,962)	—
PF Precious Metals	—	—	—	(7,196,166)	(19,627,639)	(26,823,805)	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of March 31, 2015, were as follows:

		Gross	Gross	Net Unrealized
Fund	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments
PF Floating Rate Loan	$128,396,442	$964,584	($1,844,088)	($879,504)
PF Inflation Managed	161,279,460	3,165,232	(7,923,522)	(4,758,290)
PF Managed Bond	712,173,294	16,463,701	(11,487,229)	4,976,472
PF Short Duration Bond	213,782,060	1,334,942	(925,850)	409,092
PF Emerging Markets Debt	165,920,024	2,345,941	(13,311,384)	(10,965,443)
PF Comstock	189,388,588	88,728,230	(7,956,708)	80,771,522
PF Growth	115,114,743	33,949,595	(1,100,484)	32,849,111
PF Large-Cap Growth	162,027,899	38,159,959	(898,960)	37,260,999
PF Large-Cap Value	209,414,024	140,647,127	(6,174,556)	134,472,571
PF Main Street Core	209,121,367	64,976,895	(4,119,078)	60,857,817
PF Mid-Cap Equity	191,301,209	32,786,490	(4,788,288)	27,998,202
PF Mid-Cap Growth	74,704,383	16,594,292	(5,324,169)	11,270,123
PF Small Cap Growth	69,918,016	16,366,557	(2,459,528)	13,907,029
PF Small Cap Value	134,459,498	18,329,643	(5,837,900)	12,491,743
PF Real Estate	27,364,136	23,135,412	(1,229,588)	21,905,824
PF Emerging Markets	122,986,375	30,024,153	(14,976,110)	15,048,043
PF International Large-Cap	156,994,444	73,429,858	(10,137,745)	63,292,113
PF International Small-Cap	120,614,150	9,703,671	(3,545,867)	6,157,804
PF International Value	128,976,873	18,144,508	(6,512,740)	11,631,768
PF Currency Strategies	190,526,852	339,859	(3,044,285)	(2,704,426)
PF Global Absolute Return	181,912,509	11,379,268	(12,784,782)	(1,405,514)
PF Precious Metals	51,989,004	1,130,681	(13,429,037)	(12,298,356)

(1)	The difference between tax cost of investments on tax basis and total investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale deferrals, investments in passive foreign investment companies, straddle loss deferrals, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation-Protected Securities.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended after March 31, 2011.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the years or periods ended March 31, 2015 and 2014, were as follows:

	For the Year or Period Ended March 31, 2015			For the Year or Period Ended March 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PF Floating Rate Loan	$4,425,695	$17,082	$4,442,777	$4,669,660	$1,512,705	$6,182,365
PF Inflation Managed	3,604,677	—	3,604,677	1,675,821	1,787,419	3,463,240
PF Managed Bond	19,686,964	2,358,853	22,045,817	9,129,156	2,238,185	11,367,341
PF Short Duration Bond	3,085,384	—	3,085,384	3,024,235	—	3,024,235
PF Emerging Markets Debt	5,962,219	—	5,962,219	5,009,739	—	5,009,739
PF Comstock	5,782,909	20,835,136	26,618,045	2,637,092	—	2,637,092
PF Growth	516,621	1,456,228	1,972,849	573,668	—	573,668
PF Large-Cap Growth	7,264,938	10,828,879	18,093,817	11,277,943	22,887,345	34,165,288
PF Large-Cap Value	7,915,128	28,296,928	36,212,056	5,289,219	—	5,289,219
PF Main Street Core	4,972,594	31,403,060	36,375,654	2,316,456	—	2,316,456
PF Mid-Cap Equity	7,669,254	16,838,576	24,507,830	4,132,303	8,798,178	12,930,481
PF Mid-Cap Growth	3,048,287	825,598	3,873,885	4,267,256	14,963,337	19,230,593
PF Small Cap Growth	—	9,980,804	9,980,804	98,333	1,357,926	1,456,259
PF Small Cap Value	7,232,658	37,104,460	44,337,118	1,895,573	6,190,367	8,085,940
PF Real Estate	962,640	1,075,569	2,038,209	1,118,697	—	1,118,697
PF Emerging Markets	2,127,430	4,072,435	6,199,865	903,956	2,799,145	3,703,101
PF International Large-Cap	4,006,574	—	4,006,574	2,672,165	—	2,672,165
PF International Value	6,815,945	—	6,815,945	4,102,104	—	4,102,104
PF Currency Strategies	4,113,282	—	4,113,282	4,034,980	—	4,034,980
PF Global Absolute Return	9,239,168	—	9,239,168	4,132,927	—	4,132,927
PF Precious Metals	—	—	—	451,925	—	451,925

12. RECLASSIFICATION OF ACCOUNTS

During the year ended March 31, 2015, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2015. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

reclassifications of sale-buyback financing transactions, foreign currency transactions, non-deductible expenses, swap income, redesignation of dividends paid, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PF Floating Rate Loan	$—	($107)	$107
PF Inflation Managed	—	1,744,665	(1,744,665)
PF Managed Bond	—	3,120,270	(3,120,270)
PF Short Duration Bond	—	156,269	(156,269)
PF Emerging Markets Debt	—	(5,850,463)	5,850,463
PF Comstock	—	4,573,178	(4,573,178)
PF Growth	—	416,790	(416,790)
PF Large-Cap Growth	—	197,489	(197,489)
PF Large-Cap Value	—	(225)	225
PF Main Street Core	—	(6,272)	6,272
PF Mid-Cap Equity	—	(36,682)	36,682
PF Mid-Cap Growth	—	62,680	(62,680)
PF Small-Cap Growth	(245,954)	246,112	(158)
PF Small-Cap Value	(4,488)	125,066	(120,578)
PF Real Estate	—	28,636	(28,636)
PF Emerging Markets	—	114,312	(114,312)
PF International Large-Cap	—	38,287	(38,287)
PF International Small-Cap	(4,307)	1,110,641	(1,106,334)
PF International Value	—	1,435,579	(1,435,579)
PF Currency Strategies	—	11,945,634	(11,945,634)
PF Global Absolute Return	—	8,539,877	(8,539,877)
PF Precious Metals	(296,534)	266,220	30,314

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the year or period ended March 31, 2015 and 2014, were as follows:

	PF Floating Rate Loan Fund		PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2014	Year ended 3/31/2014
Class P
Shares sold	1,230,881	1,725,341	1,729,290	5,151,327	8,641,636	5,828,905	3,208,915	2,385,913
Dividends and distributions reinvested	458,889	613,198	415,764	397,051	2,024,643	1,061,403	310,401	302,423
Shares repurchased	(1,071,089)	(848,303)	(8,831,217)	(1,405,615)	(6,323,155)	(3,896,449)	(5,013,668)	(1,968,936)
Net increase (decrease)	618,681	1,490,236	(6,686,163)	4,142,763	4,343,124	2,993,859	(1,494,352)	719,400
Beginning shares outstanding	12,254,718	10,764,482	21,018,831	16,876,068	53,880,121	50,886,262	22,814,514	22,095,114
Ending shares outstanding	12,873,399	12,254,718	14,332,668	21,018,831	58,223,245	53,880,121	21,320,162	22,814,514

	PF Emerging Markets Debt Fund		PF Comstock Fund		PF Growth Fund		PF Large-Cap Growth Fund
	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014
Class P
Shares sold	5,766,262	5,607,316	482,602	—	2,136,098	2,489,857	1,522,605	101,415
Dividends and distributions reinvested	671,421	520,381	1,516,836	153,052	104,361	33,256	1,746,507	3,391,672
Shares repurchased	(1,677,735)	(820,900)	(3,727,001)	(798,055)	(424,003)	(169,158)	(1,459,489)	(388,536)
Net increase (decrease)	4,759,948	5,306,797	(1,727,563)	(645,003)	1,816,456	2,353,955	1,809,623	3,104,551
Beginning shares outstanding	13,462,763	8,155,966	17,524,289	18,169,292	5,844,648	3,490,693	16,791,462	13,686,911
Ending shares outstanding	18,222,711	13,462,763	15,796,726	17,524,289	7,661,104	5,844,648	18,601,085	16,791,462

	PF Large-Cap Value Fund		PF Main Street Core Fund		PF Mid-Cap Equity Fund		PF Mid-Cap Growth Fund
	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014
Class P
Shares sold	361,636	—	1,174,490	106,404	3,392,520	—	391,121	1,744,846
Dividends and distributions reinvested	2,135,114	323,698	2,539,706	158,444	2,143,418	1,071,334	461,649	2,433,940
Shares repurchased	(4,325,277)	(780,279)	(2,066,816)	(339,403)	(928,195)	(302,329)	(2,092,392)	(241,182)
Net increase (decrease)	(1,828,527)	(456,581)	1,647,380	(74,555)	4,607,743	769,005	(1,239,622)	3,937,604
Beginning shares outstanding	22,758,449	23,215,030	17,341,280	17,415,835	13,348,559	12,579,554	11,109,920	7,172,316
Ending shares outstanding	20,929,922	22,758,449	18,988,660	17,341,280	17,956,302	13,348,559	9,870,298	11,109,920

	PF Small-Cap Growth Fund		PF Small-Cap Value Fund		PF Real Estate Fund		PF Emerging Markets Fund
	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014
Class P
Shares sold	1,647,600	—	408,539	121,843	206,512	793,474	1,127,924	2,507,794
Dividends and distributions reinvested	727,464	96,170	4,505,238	606,473	124,971	85,987	434,908	248,156
Shares repurchased	(574,546)	(69,764)	(1,868,509)	(167,437)	(2,602,346)	(74,154)	(1,778,242)	(153,903)
Net increase (decrease)	1,800,518	26,406	3,045,268	560,879	(2,270,863)	805,307	(215,410)	2,602,047
Beginning shares outstanding	3,855,710	3,829,304	10,900,927	10,340,048	5,203,621	4,398,314	10,393,575	7,791,528
Ending shares outstanding	5,656,228	3,855,710	13,946,195	10,900,927	2,932,758	5,203,621	10,178,165	10,393,575

	PF International Large-Cap Fund		PF International Small-Cap Fund (1)		PF International Value Fund		PF Currency Strategies Fund
	Year ended 3/31/2015	Year ended 3/31/2014	Period ended 3/31/2015		Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014
Class P
Shares sold	3,601,288	1,116,678	12,087,220		2,933,931	991,838	6,658,387	2,512,806
Dividends and distributions reinvested	226,488	143,974	—		736,859	389,934	416,746	397,535
Shares repurchased	(4,919,463)	(303,219)	(159,095)		(5,759,382)	(387,458)	(2,083,100)	(484,579)
Net increase (decrease)	(1,091,687)	957,433	11,928,125		(2,088,592)	994,314	4,992,033	2,425,762
Beginning shares outstanding	13,031,396	12,073,963	—		17,094,756	16,100,442	13,920,582	11,494,820
Ending shares outstanding	11,939,709	13,031,396	11,928,125		15,006,164	17,094,756	18,912,615	13,920,582

	PF Global Absolute Return Fund		PF Precious Metals Fund
	Year ended 3/31/2015	Year ended 3/31/2014	Year ended 3/31/2015	Year ended 3/31/2014
Class P
Shares sold	979,298	4,082,609	3,557,922	7,061,450
Dividends and distributions reinvested	952,492	427,882	—	87,413
Shares repurchased	(4,688,664)	(920,196)	(9,434,627)	(413,167)
Net increase (decrease)	(2,756,874)	3,590,295	(5,876,705)	6,735,696
Beginning shares outstanding	20,470,213	16,879,918	14,759,284	8,023,588
Ending shares outstanding	17,713,339	20,470,213	8,882,579	14,759,284

(1)	PF International Small-Cap Fund commenced operations on January 14, 2015.

14. SUBSEQUENT EVENT

On March 25, 2015, the Board approved the Plan of Liquidation of the PF Precious Metals Fund, and the Fund was liquidated as of the close of business on April 27, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of

Pacific Funds Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PF Floating Rate Loan Fund (formerly PL Floating Rate Loan Fund), PF Inflation Managed Fund (formerly PL Inflation Managed Fund), PF Managed Bond Fund (formerly

PL Managed Bond Fund), PF Short Duration Bond Fund (formerly PL Short Duration Bond Fund), PF Emerging Markets Debt Fund (formerly

PL Emerging Markets Debt Fund), PF Comstock Fund (formerly PL Comstock Fund), PF Growth Fund (formerly PL Growth Fund), PF Large-Cap Growth Fund (formerly PL Large-Cap Growth Fund), PF Large-Cap Value Fund (formerly PL Large-Cap Value Fund), PF Main Street® Core Fund (formerly PL Main Street® Core Fund), PF Mid-Cap Equity Fund (formerly PL Mid-Cap Equity Fund), PF Mid-Cap Growth Fund (formerly PL Mid-Cap Growth Fund), PF Small-Cap Growth Fund (formerly PL Small-Cap Growth Fund), PF Small-Cap Value Fund (formerly PL Small-Cap Value Fund), PF Real Estate Fund (formerly PL Real Estate Fund), PF Emerging Markets Fund (formerly PL Emerging Markets Fund), PF International Large-Cap Fund (formerly PL International Large-Cap Fund), PF International Small-Cap Fund, PF International Value Fund (formerly

PL International Value Fund), PF Currency Strategies Fund (formerly PL Currency Strategies Fund), PF Global Absolute Return Fund (formerly PL Global Absolute Return Fund), and PF Precious Metals Fund (formerly PL Precious Metals Fund) (collectively the “Funds”) (twenty-two of thirty-four funds comprising Pacific Funds Series Trust (formerly Pacific Life Funds)) as of March 31, 2015, the related statements of operations for the year then ended (as to the PF International Small-Cap Fund, for the period from January 14, 2015 (commencement of operations) through March 31, 2015), the statements of changes in net assets for each of the two years in the period then ended (as to the PF International Small-Cap Fund, for the period from January 14, 2015 (commencement of operations) through March 31, 2015), the statement of cash flows for the year then ended for the PF Inflation Managed Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2015, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2015, and the results of their operations, the changes in their net assets, the cash flows for the

PF Inflation Managed Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 28, 2015

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2015 is as follows:

Fund	Percentage
PF Comstock	67.90%
PF Growth	100.00%
PF Large-Cap Growth	10.78%
PF Large-Cap Value	93.77%
PF Main Street Core	64.84%
PF Mid-Cap Equity	19.77%
PF Mid-Cap Growth	13.76%
PF Small-Cap Value	33.17%
PF Real Estate	7.63%
PF Emerging Markets	0.36%
PF International Large-Cap	1.60%

For the year ended March 31, 2015 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PF Comstock	83.63%
PF Growth	100.00%
PF Large-Cap Growth	11.45%
PF Large-Cap Value	100.00%
PF Main Street Core	73.20%
PF Mid-Cap Equity	20.62%
PF Mid-Cap Growth	15.67%
PF Small-Cap Value	37.35%
PF Real Estate	7.23%
PF Emerging Markets	75.44%
PF International Large-Cap	100.00%
PF International Value	100.00%
PF Global Absolute Return	0.18%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included in your Form 1099 DIV, which will be sent to you separately in January 2016. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2015. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PF Floating Rate Loan	$17,082
PF Managed Bond	6,965,571
PF Comstock	32,935,356
PF Growth	1,930,426
PF Large-Cap Growth	19,851,965
PF Large-Cap Value	31,046,131
PF Main Street Core	31,403,060
PF Mid-Cap Equity	16,900,132
PF Mid-Cap Growth	1,752,168
PF Small-Cap Growth	9,980,804
PF Small-Cap Value	37,104,460
PF Real Estate	4,811,710
PF Emerging Markets	4,072,435
PF International Small-Cap	40,950

PACIFIC FUNDS (1)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2014 to March 31, 2015.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/15” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/14-03/31/15” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2014 to March 31, 2015.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/14-03/31/15.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/14	Ending Account Value at 03/31/15	Annualized Expense Ratio	Expenses Paid During the Period 10/01/14 - 03/31/15 (2)
PF Floating Rate Loan Fund
Actual Fund Return
Class P	$1,000.00	$1,015.80	0.80%	$4.02

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Inflation Managed Fund
Actual Fund Return
Class P	$1,000.00	$1,005.60	0.60%	$3.00

Hypothetical
Class P	$1,000.00	$1,021.94	0.60%	$3.02
PF Managed Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,040.00	0.55%	$2.80

Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Short Duration Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,004.80	0.55%	$2.75

Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Emerging Markets Debt Fund
Actual Fund Return
Class P	$1,000.00	$947.80	0.94%	$4.56

Hypothetical
Class P	$1,000.00	$1,020.24	0.94%	$4.73
PF Comstock Fund
Actual Fund Return
Class P	$1,000.00	$1,018.30	0.89%	$4.48

Hypothetical
Class P	$1,000.00	$1,020.49	0.89%	$4.48
PF Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,086.90	0.70%	$3.64

Hypothetical
Class P	$1,000.00	$1,021.44	0.70%	$3.53
PF Large-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,093.20	0.86%	$4.49

Hypothetical
Class P	$1,000.00	$1,020.64	0.86%	$4.33
PF Large-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,042.20	0.80%	$4.07

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Main Street Core Fund
Actual Fund Return
Class P	$1,000.00	$1,050.00	0.60%	$3.07

Hypothetical
Class P	$1,000.00	$1,021.94	0.60%	$3.02

See explanation of references on page F-3

PACIFIC FUNDS (1)

DISCLOSURE OF FUND EXPENSES (Continued)

	Beginning Account Value at 10/01/14	Ending Account Value at 03/31/15	Annualized Expense Ratio	Expenses Paid During the Period 10/01/14 - 03/31/15 (2)
PF Mid-Cap Equity Fund
Actual Fund Return
Class P	$1,000.00	$1,076.10	0.80%	$4.14

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Mid-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,107.60	0.80%	$4.20

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Small-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,152.60	0.75%	$4.03

Hypothetical
Class P	$1,000.00	$1,021.19	0.75%	$3.78
PF Small-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,171.70	0.90%	$4.87

Hypothetical
Class P	$1,000.00	$1,020.44	0.90%	$4.53
PF Real Estate Fund
Actual Fund Return
Class P	$1,000.00	$1,189.10	1.05%	$5.73

Hypothetical
Class P	$1,000.00	$1,019.70	1.05%	$5.29
PF Emerging Markets Fund
Actual Fund Return
Class P	$1,000.00	$921.10	0.95%	$4.55

Hypothetical
Class P	$1,000.00	$1,020.19	0.95%	$4.78
PF International Large-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,028.80	1.00%	$5.06

Hypothetical
Class P	$1,000.00	$1,019.95	1.00%	$5.04
PF International Small-Cap Fund (3)
Actual Fund Return
Class P (3)	$1,000.00	$1,069.00	1.08%	$2.33

Hypothetical
Class P (3)	$1,000.00	$1,019.55	1.08%	$5.44
PF International Value Fund
Actual Fund Return
Class P	$1,000.00	$997.00	0.80%	$3.98

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Currency Strategies Fund
Actual Fund Return
Class P	$1,000.00	$1,007.30	0.87%	$4.35

Hypothetical
Class P	$1,000.00	$1,020.59	0.87%	$4.38

	Beginning Account Value at 10/01/14	Ending Account Value at 03/31/15	Annualized Expense Ratio	Expenses Paid During the Period 10/01/14 - 03/31/15 (2)
PF Global Absolute Return Fund
Actual Fund Return
Class P	$1,000.00	$1,041.90	1.08%	$5.50

Hypothetical
Class P	$1,000.00	$1,019.55	1.08%	$5.44
PF Precious Metals Fund
Actual Fund Return
Class P	$1,000.00	$836.40	0.93%	$4.26

Hypothetical
Class P	$1,000.00	$1,020.29	0.93%	$4.68

(1)	See Note 1 in Notes to Financial Statements regarding fund name changes that occurred during the year ended March 31, 2015.

(2)	Expenses paid during the period are equal to the fund's annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

(3)	PF International Small-Cap Fund commenced operations on January 14, 2015. The actual fund return and expenses paid during the period for this fund was for the period January 14, 2015 to March 31, 2015, instead of the entire six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2015. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	90

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2015 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. (1994 to 1999) and Managing Director of Scudder Kemper Investments (1986 to 1999); Former Member of the Advisory Council of the Trust for Public Land in Maine (2006 to 2009); and Former Member of the Board of Directors of Make-A-Wish of Maine (2005 to 2012).	90

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of Board of Trustee (2014 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	90

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	90

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	90

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	90

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	90

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President since 06/20/06 to 12/09/14)	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President 6/12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	90

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	90

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	90

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	90

Eddie D. Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Vice President (4/15 to present) and Assistant Vice President (4/03 to 3/15) of Pacific Life; Vice President (4/15 to present) and Assistant Vice President (5/07 to 3/15) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	90

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	90

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	90

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	90

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	90

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Funds.	90

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2015, the “Fund Complex” consisted of Pacific Select Fund (56 portfolios) and Pacific Funds (34 funds).

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth, and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 9-10, 2014.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA makes its officers and employees available to the Board for consultation and discussion regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees further considered

1

At the December 9-10 meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Small-Cap Growth and PF Small-Cap Value Funds, the Sub-Advisory Agreements with Western Asset Management Company relating to the PF Managed Bond and PF Inflation Managed Funds, and the Sub-Advisory Agreement with Principal Global Investors, LLC, doing business as Macro Currency Group, relating to the PF Currency Strategies Fund, as those agreements were not up for renewal at that time.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has invested to enhance its management and oversight of the Funds, including the addition of experienced personnel with asset allocation and risk management expertise.

Directly Managed Funds – The Trustees considered the services provided by PLFA, including PAM, in rendering investment management services to each Directly Managed Fund. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities and evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various PF Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing asset allocation models appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing the asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of these models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, and its attention to matters that may involve conflicts of interest between itself and a Fund. In this regard, the Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in analyzing and recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

The Trustees considered the high quality of the products and services provided by PLFA to the Funds, including risk analysis, preparation of periodic performance and other reports, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to risk analysis, Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency and for analyzing the use of derivatives by Sub-Advisers. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA oversees a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when to purchase, retain, or sell securities, cash and/or other investments for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2014, as available, compared to the applicable primary benchmark and Selected Performance Peer Group.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. The Board also considered the performance of the current Sub-Adviser to each Fund where there has been a change in Sub-Adviser. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PF Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five-, and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fifth quintile for the five- and ten-year periods. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013, that PLFA had advised that the Fund’s one-year underperformance had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will continue to closely monitor the Fund and would advise the Board in early 2015 what remedial actions, if any, it believed were necessary or appropriate.

PF Large-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods.

PF Comstock Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period.

PF Large-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and ten-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Main Street Core Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

PF Mid-Cap Equity Fund

The Fund: (1) performed in line with the median of its Selected Performance Peer Group for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Mid-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Small-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF Small-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the prior Sub-Adviser had been replaced and the current Sub-Adviser has managed the Fund since May 2014, and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF Currency Strategies Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

track record. The Board also considered that a co-Sub-Adviser was added in May 2014, and, therefore, the Sub-Advisory Agreement with respect to that co-Sub-Adviser was not up for renewal at this time.

Pacific Funds Diversified Alternatives

The Board considered that the Fund had not yet been in operation for a full year and did not have a performance track record.

PF Global Absolute Return Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record and that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches in the peer group.

PF Precious Metals Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Real Estate Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

PF Emerging Markets Debt Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three- and five-year periods.

PF International Large-Cap Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period.

PF International Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011, that PLFA had advised that the Fund’s underperformance in 2014 had resulted from the Sub-Adviser’s investment style, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period.

PF Floating Rate Loan Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010, that PLFA had advised that the Fund’s underperformance had resulted from the Sub-Adviser’s investment style in the recent market environment, and that PLFA has advised that it will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Pacific Funds High Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Core Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods.

PF Inflation Managed Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Trustees considered that the Board had approved an additional Sub-Adviser for the Fund effective December 31, 2014.

Pacific Funds Limited Duration High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Trustees considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Managed Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the fourth quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that a co-Sub-Adviser was added in August 2014, and, therefore, the Sub-Advisory Agreement with respect to that co-Sub-Adviser was not up for renewal at this time.

PF Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the fifth quintile for the five-year period. In evaluating performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Trustees considered PLFA’s rationale for underperformance in the recent period, the actions PLFA has taken and the actions PLFA plans to take to enhance performance.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three- and ten-year periods.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Trustees considered PLFA’s views that the Fund’s underperformance was caused largely by the underperformance of certain “alternative” asset classes in 2013 as well as fewer investment alternatives than some of its competitors. The Trustees also considered the actions PLFA has taken and the actions PLFA plans to take to enhance performance, including increasing the breadth of the investment options available for investment by the Fund.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods, outperformed for the three-year period and performed in line with its median for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Trustees considered PLFA’s rationale for underperformance in the recent period, the actions PLFA has taken and the actions PLFA plans to take to enhance performance.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including diversifying asset class investment options by adding additional PF Underlying Funds and adding or changing Sub-Advisers to the PF Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain combined expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the average fee and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for selecting peer funds in each Selected Expense Peer Group and the fact that the Selected Expense Peer Groups were constructed using a universe of funds that included both sub-advised and directly managed funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”). A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PF Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

PF Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA had advised that it did not consider the Selected Expense Peer Group to be an appropriate category for the Fund and that, when compared to what PLFA considers to be the appropriate category, the Operating Expenses for the Fund are below the category average.

PF Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Precious Metals Fund

The Trustees considered that (a) the advisory fee for the Fund is lower than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.07% of its advisory fee.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Floating Rate Loan Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Limited Duration High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Sub-Advisers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Sub-Advisers.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Sub-Advisers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees focused greater consideration on the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its and its affiliates’ consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees.

With respect to the Asset Allocation Funds, the Trustees noted that the advisory fee was set at an amount that takes into account the current size of the Funds and that PLFA and the Trustees have had discussions about adding breakpoints when appropriate. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. In particular, the Trustees noted that PLFA had created new positions responsible for asset allocation and risk management during the prior year and had hired experienced personnel to fill these positions.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Advisory Agreement and Sub-Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Advisory Agreement and Sub-Advisory Agreement with respect to a new Fund as discussed below.

PF International Small-Cap Fund

At an in-person meeting on September 16-17, 2014, the Board, including all of the Independent Trustees, approved the establishment and designation, effective December 31, 2014, of a newly-organized Fund of the Trust, the PF International Small-Cap Fund. In connection with the approval of the PF International Small-Cap Fund, the Board also approved, effective December 31, 2014, the Advisory Agreement with PLFA (the “PF International Small-Cap Advisory Agreement”) the Sub-Advisory Agreement with QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) (the “QS Batterymarch Sub-Advisory Agreement”).

In evaluating the PF International Small-Cap Advisory Agreement and QS Batterymarch Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Sub-Advisers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs them about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the PF International Small-Cap Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the PF International Small-Cap Fund, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing fund performance and the performance of Sub-Advisers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify underperformance relative to applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Sub-Adviser’s execution of investment strategies. The Trustees noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance.

The Trustees also noted that PLFA conducts periodic due diligence on Sub-Advisers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a fund or a fund’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and amount of attention expected to be given to the PF International Small-Cap Fund by PLFA’s management and staff. The Trustees considered that the PF International Small-Cap Fund will serve only as an underlying fund option for the Portfolio Optimization Funds and not as a stand-alone investment option, and that the Fund is intended to diversify the international equity component of the Portfolio Optimization Funds and reduce the concentration risk of the Portfolio Optimization Funds.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be provided by PLFA to the PF International Small-Cap Fund, including assistance with performance evaluation, risk management oversight, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the PF International Small-Cap Fund under the PF International Small-Cap Advisory Agreement.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

QS Batterymarch. The Trustees considered the benefits to shareholders of retaining QS Batterymarch as Sub-Adviser to the PF International Small-Cap Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by QS Batterymarch. In this regard, the Trustees considered various materials relating to the proposed Sub-Adviser, including copies of the proposed QS Batterymarch Sub-Advisory Agreement; copies of QS Batterymarch’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the QS Batterymarch Sub-Advisory Agreement, QS Batterymarch would be responsible for providing the investment management services for the PF International Small-Cap Fund’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PF International Small-Cap Fund over both the short- and long-term, the organizational depth and resources of QS Batterymarch, including the background and experience of QS Batterymarch’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures of QS Batterymarch, including the assessment of its compliance program as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the QS Batterymarch Sub-Advisory Agreement.

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to QS Batterymarch, their prior knowledge of QS Batterymarch, including the fact that QS Batterymarch currently manages the proposed strategy for a series of Pacific Select Fund, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by QS Batterymarch.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PF International Small-Cap Fund by PLFA under the PF International Small-Cap Advisory Agreement and QS Batterymarch under the QS Batterymarch Sub-Advisory Agreement.

2. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage an international small-capitalization strategy and PLFA’s identification of QS Batterymarch to serve as Sub-Adviser with regard to the PF International Small-Cap Fund’s day-to-day investment activities. Because this consideration related to a newly-organized fund, no actual performance record for the PF International Small-Cap Fund was available. However, the Trustees considered the investment process and techniques to be used by QS Batterymarch for the Fund and QS Batterymarch’s experience managing the International Small-Cap Portfolio of Pacific Select Fund, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the QS Batterymarch Sub-Advisory Agreement, including the factors described below.

The Trustees considered that QS Batterymarch would be managing the PF International Small-Cap Fund in the same style it uses to manage the International Small-Cap Portfolio of Pacific Select Fund, and that the same QS Batterymarch portfolio management team that currently manages the International Small-Cap Portfolio would manage the PF International Small-Cap Fund. The Trustees considered information about the performance of the International Small-Cap Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three- and five-year periods as of June 30, 2014. The Trustees also considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous seven calendar years. Additionally, the Trustees considered the International Small-Cap Portfolio’s standard deviation and information ratio for the three- and five-year periods as of June 30, 2014.

The Trustees considered additional information about the historical performance of a fund managed by QS Batterymarch using similar investment strategies as those proposed for the PF International Small-Cap Fund against a pertinent benchmark for the one-, three-, five- and ten-year periods as of June 30, 2014. In addition, the Trustees considered the need for QS Batterymarch to adhere to the PF International Small-Cap Fund’s general investment mandate in order to function appropriately in the Portfolio Optimization Funds.

The Board determined that QS Batterymarch’s performance record with respect to similarly managed accounts was acceptable.

3. Advisory and Sub-Advisory Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and total operating expenses for the PF International Small-Cap Fund. The Trustees reviewed the proposed advisory fee compared with the average fees of other funds in an applicable peer group. The Trustees also noted that the Fund would be subject to a contractual fee waiver agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with industry averages for similar investment products based on the data presented to the Board.

The Board concluded that the compensation payable to PLFA under the PF International Small-Cap Advisory Agreement is fair and reasonable.

QS Batterymarch. The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Sub-Adviser with regard to other accounts with substantially similar investment strategies as the PF International Small-Cap Fund. The Trustees also considered that the proposed sub-advisory fees payable to QS Batterymarch under the Sub-Advisory Agreement contain breakpoints, and that the sub-advisory fees will be based on the combined net assets of the International Small-Cap Portfolio of Pacific Select Fund and the PF International Small-Cap Fund.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

In comparing the proposed sub-advisory fees to be paid by the PF International Small-Cap Fund to fees charged by QS Batterymarch for other similarly managed accounts, the Trustees noted that there were differences in the nature of the accounts. These differences explained differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and QS Batterymarch, and that the PF International Small-Cap Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the PF International Small-Cap Fund.

The Board concluded that the compensation payable under the QS Batterymarch Sub-Advisory Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the PF International Small-Cap Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the PF International Small-Cap Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the PF International Small-Cap Fund. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered information regarding the costs to QS Batterymarch of sub-advising the PF International Small-Cap Fund and the projected profitability of the QS Batterymarch Sub-Advisory Agreement to QS Batterymarch, to the extent practicable based on the financial information provided by QS Batterymarch. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and QS Batterymarch with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the QS Batterymarch Sub-Advisory Agreement to QS Batterymarch is an estimate.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the PF International Small-Cap Fund as assets grow. The Trustees considered the estimated initial allocations to the PF International Small-Cap Fund by the Portfolio Optimization Funds and that although the advisory fee schedule for the Fund does not contain breakpoints, there would be an advisory fee waiver agreement in place for the Fund through July 31, 2016.

The Board concluded that the PF International Small-Cap Fund’s fee structure reflected in the PF International Small-Cap Advisory Agreement and QS Batterymarch Sub-Advisory Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received information from PLFA and QS Batterymarch concerning other benefits that may be received by PLFA and QS Batterymarch and their affiliates as a result of their relationship with the PF International Small-Cap Fund, including commissions that may be paid to broker-dealers affiliated with QS Batterymarch and the anticipated use of soft-dollars by QS Batterymarch. In this regard, the Trustees noted that QS Batterymarch represented that it does not anticipate utilizing an affiliated broker-dealer and that it does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. With respect to PLFA, the Trustees considered that the potential benefits that may be derived by PLFA from its relationship with the PF International Small-Cap Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees also considered benefits that may be derived by affiliates of PLFA, including Pacific Life. The Trustees also considered potential benefits to be derived by QS Batterymarch and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the PF International Small-Cap Advisory Agreement and QS Batterymarch Sub-Advisory Agreement are in the best interests of the PF International Small-Cap Fund and its shareholders; and (ii) the compensation payable under the PF International Small-Cap Advisory Agreement and QS Batterymarch Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at https://www.pacificlife.com/pacificfunds.html. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s fund managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s Prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The Prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s Prospectus, SAI (including Proxy Voting Policies) and the Portfolio Optimization Funds’ annual and semi-annual reports are available:

•	On the Trust’s Website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s Website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the fiscal years ended March 31, 2015 and 2014 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $743,688 and $700,636, respectively.

Audit-Related Fees

(b)

There were no aggregate fees billed for the fiscal years ended March 31, 2015 and 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)

The aggregate fees billed for the fiscal years ended March 31, 2015 and 2014 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $134,810 and $132,150, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)

There were no aggregate fees billed for the fiscal years ended March 31, 2015 and 2014 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2015 and 2014 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $275,170 and $226,032, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	June 4, 2015

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	June 4, 2015